UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-05555

SANFORD C. BERNSTEIN FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105

(Address of principal executive offices) (Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2022

Date of reporting period: September 30, 2022

ITEM 1. REPORTS TO STOCKHOLDERS.

SANFORD C. BERNSTEIN FUND, INC.

Emerging Markets Portfolio

Short Duration Diversified Municipal Portfolio

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

Intermediate Duration Portfolio

Short Duration Plus Portfolio

ANNUAL REPORT

SEPTEMBER 30, 2022

Before investing in any portfolio of the Sanford C. Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolio’s prospectus, an additional copy of which may be obtained by visiting our website at www.Bernstein.com and clicking on “Investments”, found in the footer, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please visit our website at www.Bernstein.com and click on “Investments”, found in the footer, then “Mutual Fund Information—Mutual Fund Performance at a Glance”.

Sanford C. Bernstein Fund, Inc. (the “Fund”) operates as a series company currently comprised of 13 portfolios (hereafter collectively referred to as the “Portfolios” and each individually a “Portfolio”). This report relates only to the Emerging Markets Portfolio, Fixed Income Municipal Portfolios and Fixed Income Taxable Portfolios (together the “SCB Portfolios”). The financial statements of the Overlay Portfolios and the financial highlights of Class A, Class C, Advisor Class and Class Z Shares (collectively “Retail Classes”) of California Municipal, Diversified Municipal, New York Municipal, Intermediate Duration and Short Duration Plus Portfolios are presented in separate financial reports.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund, Inc. prospectus for individuals who are not shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.AllianceBernstein.com, or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov.

The Report of Independent Registered Public Accounting Firm can be found with the applicable Portfolio’s Schedules of Investments. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

Investment Products Offered:    •  Are Not FDIC Insured  •  May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentary (Unaudited)

To Our Shareholders—November 15, 2022

On the following pages, you will find the 2022 annual report for the Portfolios1 (collectively, the “Portfolios”, and individually, a “Portfolio”) of the Sanford C. Bernstein Fund, Inc. (the “SCB Fund”). The annual report covers the six- and 12-month periods ended September 30, 2022, and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolios and a listing of each Portfolio’s holdings as of the period end.

Global equity markets have been challenged over the 12-month period ended September 30, 2022, with most stock indices down more than 20%, the conventional threshold defining a bear market. In addition, volatility has been elevated throughout most of 2022, marking a turbulent period for investors. Significant economic and geopolitical stress created a tough macroeconomic backdrop, with both inflation and central banks’ interest-rate policies coming in higher than the markets anticipated.

One of the greatest surprises for markets has been the outperformance of the US dollar, which has negatively impacted US companies’ earnings coming from overseas, while geopolitical forces continue to put pressure on international earnings and economic growth. In contrast to most of the past decade, value stocks have outperformed growth stocks, but stock selection overall has been challenging. Our equity funds seek to find balanced exposure across factors and the portfolio teams have been pivoting to companies with strong balance sheets, pricing power and defensive characteristics, while also seeking to capture opportunities due to valuation dislocations.

The pressure on inflation and interest rates has also made the past year one of the worst on record for fixed-income markets. While this has been very painful for investors, the portfolio teams are leaning into higher yielding issues, with yields notably higher than they were even at the beginning of this calendar year.

Looking ahead, we are carefully minding the odds of recessions in the US and around the world. In this environment, we are confident in our portfolio teams’ ability to find the right balance to position for the eventual rebound and the opportunities that are being created today. Thank you for your continued confidence in our approach.

If you have any questions about your investments in the Portfolios, please contact your Bernstein Advisor by calling 212.756.4097, or visit www.Bernstein.com. As always, we are firmly dedicated to your investment success.

Sincerely,

Beata D. Kirr

President

Sanford C. Bernstein Fund, Inc.

[1]	Please note that the information for the Overlay Portfolios of the SCB Fund may be found in a separate report.

Emerging Markets Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide long-term capital growth through investments in equity securities of companies in emerging-market countries. The Portfolio invests, under normal circumstances, at least 80% of its net assets in securities of companies in emerging markets. AllianceBernstein L.P., the Portfolio’s investment adviser (the “Adviser”) invests the Portfolio’s assets using multiple disciplines. The Portfolio may own stocks selected using the Adviser’s bottom-up research in value, growth, core and other investment style disciplines. The Adviser may allocate assets to companies in different targeted ranges of market capitalization. Within each investment discipline, the Adviser draws on the capabilities of separate investment teams. The Adviser relies on both fundamental and quantitative research to manage risk and return for the Portfolio.

The Portfolio may invest in companies of any size. The Portfolio invests primarily in common stocks, but may also invest in preferred stocks, warrants and convertible securities of foreign issuers, including sponsored or unsponsored American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). Under most conditions, the Portfolio intends to have its assets invested among multiple emerging-market countries, although the Portfolio may also invest in more developed-country markets. In allocating the Portfolio’s assets among emerging-market countries, the Adviser considers such factors as the geographical distribution

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Portfolio Manager Commentary (continued)

of the Portfolio, the sizes of the stock markets represented and the various key economic characteristics of the countries. However, the Portfolio may not necessarily be diversified on a geographical basis. The Adviser also considers the transaction costs and volatility of each individual market.

The Portfolio may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio. The Portfolio generally invests in foreign-currency futures contracts or foreign-currency forward contracts with terms of up to one year. The Portfolio also purchases foreign currency for immediate settlement in order to purchase foreign securities. In addition, the Portfolio may invest a portion of its uncommitted cash balances in futures contracts on securities or baskets of securities to expose that portion of the Portfolio to the equity markets. The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices, futures contracts (including futures contracts on individual securities and stock indices) or shares of exchange-traded funds (“ETFs”). These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolio from a decline in value, sometimes within certain ranges.

Investment Results

The table on page 14 shows the Portfolio’s performance compared to its benchmark, the Morgan Stanley Capital International Emerging Markets (“MSCI EM”) Index (net), for the six- and 12-month periods ended September 30, 2022. The table also includes the Portfolio’s peer group, as represented by the Lipper Emerging Markets Funds Average (the “Lipper Average”). Funds in the Lipper Average have generally similar investment objectives to the Portfolio, although some of the funds may have different investment policies and sales and management fees and fund expenses.

Over the 12-month period, both share classes of the Portfolio underperformed the benchmark, but outperformed the Lipper Average. Stock selection detracted, relative to the benchmark, while country and sector selection contributed. In this period, the start of the Russian invasion of the Ukraine caused a spike in energy prices. While an overweight to utilities benefited from the defensive nature of the sector, weak stock selection within the sector more than offset the benefit. In China, the continued impact of the worries in the real estate sector caused negative stock selection, which was offset by an underweight to the country. Finally, an underweight to Russia added to returns, as the country was delisted, and stocks were written down to zero value by the index after global sanctions were implemented following the invasion.

Over the six-month period, both share classes of the Portfolio underperformed the benchmark and Lipper Average. Weak country and security selection, particularly in China, drove the underperformance. Security selection within Chinese industrials and real estate stocks were the major detractors, due to continued pressure on the property sector. An overweight to the Chinese consumer-discretionary sector also detracted amid a delayed re-opening from the country’s COVID-19 lockdown. Stock selection within travel-related companies, Indonesian banking exposure and Brazil helped to offset some of these losses. Positive sector selection from an overweight to consumer discretionary and an underweight to communication services also helped.

The Portfolio utilized derivatives for hedging purposes in the form of currency forwards, which had no material impact on absolute returns for either period.

Short Duration Diversified Municipal Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide safety of principal and a moderate rate of return after taking account of federal taxes. As a matter of fundamental policy, the Portfolio, under normal circumstances, invests at least 80% of its net assets in municipal securities. The Portfolio invests no more than 25% of its total assets in municipal securities of issuers located in any one state.

The Portfolio invests at least 80% of its total assets in municipal securities rated A or better by any nationally recognized statistical rating organization (“NRSRO”) (or, if unrated, determined by the Adviser to be of comparable

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Portfolio Manager Commentary (continued)

quality) and comparably rated municipal notes. The Portfolio may invest up to 20% of its total assets in below investment-grade fixed-income securities (commonly known as “junk bonds”).

The Portfolio may invest, without limit, in revenue bonds, which generally do not have the pledge of the credit of the issuer. The Portfolio may invest, without limit, in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

The Portfolio may also invest up to 20% of its net assets in fixed-income securities of US issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for investors.

The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio seeks to maintain an effective duration of one-half year to two and one-half years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Within the range described above, the Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and moderately lengthen average duration when it anticipates that interest rates will fall. The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

Investment Results

The table on page 14 shows the Portfolio’s performance compared to its benchmark, the Bloomberg 1-Year Municipal Bond Index, for the six- and 12-month periods ended September 30, 2022. The table also includes the Portfolio’s peer group, as represented by the Lipper Short-Term Municipal Debt Funds Average. Funds in the Lipper Average have generally similar investment objectives to the Portfolio, although some of the funds may have different investment policies and sales and management fees and fund expenses.

The Portfolio underperformed the benchmark and Lipper Average during both periods. During both periods, the Portfolio’s underperformance, relative to the benchmark, was largely attributable to an overweight to duration, as yields rose significantly toward the end of the reporting period. In addition, the Portfolio’s overweight to credit detracted as credit spreads widened. However, sector selection contributed to returns.

The Portfolio utilized derivatives for hedging purposes in the form of interest rate swaps and inflation swaps, which had no material impact on absolute returns for either period.

The Portfolio may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market currently values insured municipal securities primarily based on the credit quality of the issuer of the security, with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of September 30, 2022, the Portfolio’s percentages of investments in municipal bonds that are insured and insured municipal bonds that have been pre-refunded or escrowed to maturity were 1.51% and 0.00%, respectively.

California Municipal Portfolio

Diversified Municipal Portfolio

New York Municipal Portfolio

Investment Objective and Strategy

Each of the Portfolios seeks to provide safety of principal and maximize total return after taking account of federal taxes (and, in the case of the California Municipal Portfolio, California state taxes, and, in the case of the New York Municipal Portfolio, New York state and local taxes). As a matter of fundamental policy, each of the Portfolios, under normal circumstances, invests at least 80% of its net assets in municipal securities (and, in the case of the California Municipal and New York Municipal Portfolios, municipal securities issued by the State of California or the State of New York, or their political subdivisions, or otherwise exempt

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Portfolio Manager Commentary (continued)

from California or New York state income tax, respectively). The Diversified Municipal Portfolio will invest no more than 25% of its total assets in municipal securities of issuers located in any one state.

Each of the Portfolios invests at least 80% of its total assets in municipal securities rated A or better by NRSROs (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. Each of the Portfolios may invest up to 20% of their total assets in below investment-grade fixed-income securities (commonly known as “junk bonds”).

Each of the Portfolios may invest, without limit, in revenue bonds, which generally do not have the pledge of the credit of the issuer. Each of the Portfolios may invest, without limit, in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type).

Each of the Portfolios may also invest up to 20% of its net assets in fixed-income securities of US issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for investors (and, in the case of the California Municipal and New York Municipal Portfolios, California investors and New York investors, respectively).

The Portfolios may use derivatives, such as options, futures contracts, forward contracts and swaps. Each Portfolio seeks to maintain an effective duration of three and one-half years to seven years under normal market conditions.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of each of the Portfolios. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolios’ other holdings.

The California Municipal and New York Municipal Portfolios are “non-diversified,” which means that they may concentrate their assets in a smaller number of issuers than a diversified fund.

Investment Results

The table on page 14 shows each Portfolio’s performance compared to its benchmark, the Bloomberg 5-Year General Obligation (“GO”) Municipal Bond Index, for the six- and 12-month periods ended September 30, 2022. The table also includes performance for each Portfolio’s peer group, as represented by the Lipper California Intermediate Municipal Debt Funds Average for the California Municipal Portfolio, the Lipper Intermediate Municipal Debt Funds Average for the Diversified Municipal Portfolio and the Lipper New York Intermediate Municipal Debt Funds for the New York Municipal Portfolio. Funds in the applicable Lipper Average have generally similar investment objectives to the corresponding Portfolio, although some of the funds have different investment policies, sales and management fees and fund expenses. Effective November 1, 2022, the Portfolios’ primary benchmark will be changing to the Bloomberg 1-10 Year Blend Index.

During the 12-month period, the Diversified Municipal and New York Municipal Portfolios underperformed the benchmark and outperformed their respective Lipper Averages. The California Municipal Portfolio outperformed both the benchmark and Lipper Average. During the six-month period, the Portfolios outperformed their respective Lipper Averages, but underperformed the benchmark.

In the 12-month period, the Portfolios’ overweight to credit detracted, relative to the benchmark. However, yield-curve positioning was beneficial—particularly the Portfolios’ underweight to intermediate maturities. An overweight to municipal credit detracted for the six-month period, but was partially offset by beneficial yield-curve positioning.

During both periods, the Portfolios used credit default swaps for hedging and investment purposes, as well as inflation swaps for hedging purposes, which had no material impact on absolute returns; interest rate swaps were used for hedging purposes, which detracted.

The Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market currently values insured municipal securities primarily based on the credit quality of the issuer of the security, with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance

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Portfolio Manager Commentary (continued)

company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of September 30, 2022, the Portfolios’ percentages of investments in municipal bonds that are insured and insured municipal bonds that have been pre-refunded or escrowed to maturity were 1.97% and 0.00%, respectively, for the California Municipal Portfolio; 4.79% and 0.00%, respectively, for the Diversified Municipal Portfolio; and 2.93% and 0.00%, respectively, for the New York Municipal Portfolio.

Intermediate Duration Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide safety of principal and a moderate to high rate of income that is subject to taxes. The Portfolio seeks to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio’s securities by NRSROs (or, if unrated, determined by the Adviser, to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, US government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non-US dollar denominated foreign securities, and may invest without limit in fixed-income, US dollar denominated foreign securities, in each case in developed- or emerging-market countries.

The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment-grade by NRSROs (commonly known as “junk bonds”). No more than 5% of the Portfolio’s total assets may be invested in fixed-income securities rated CCC by NRSROs. The Portfolio seeks to maintain an effective duration of three to seven years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Within the range described above, the Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and moderately lengthen average duration when it anticipates that interest rates will fall. The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

Investment Results

The table on page 14 shows the Portfolio’s performance compared to its benchmark, the Bloomberg US Aggregate Bond Index, for the six- and 12-month periods ended September 30, 2022. The table also includes the Portfolio’s peer group, as represented by the Lipper Core Bond Funds Average. Funds in the Lipper Average have generally similar investment objectives to the Portfolio, although some of the funds may have different investment policies and sales and management fees and fund expenses.

During the 12-month period, the Portfolio underperformed its benchmark and the Lipper Average. Yield-curve positioning was the largest detractor, relative to the benchmark, mostly from overweights on the five- and 10-year parts of the yield curve that were partially offset by gains from an overweight on the six-month part of the curve and an underweight on the 20-year part of the yield curve. Security selection also detracted, primarily due to losses from selection within investment-grade corporate bonds, asset-backed securities and US agency mortgages that were greater than gains from selection within commercial mortgage-backed securities (“CMBS”). Sector allocation was the largest contributor, as gains from an underweight to US agency mortgages, an overweight to asset-backed securities and exposure to US inflation-linked bonds were greater than losses from exposure to collateralized mortgage obligations and agency risk-sharing transactions. Country allocation was a minor contributor to performance during the period.

During the six-month period, the Portfolio underperformed its benchmark and outperformed the Lipper Average. Security selection was the primary detractor. Selection among

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investment-grade corporate bonds, asset-backed securities and eurozone high-yield corporate bonds had losses that were greater than gains from selection within CMBS. Country allocation to Japan and the UK also detracted, mostly offset by exposure to the eurozone. Yield-curve positioning was a minor detractor to performance results. Currency decisions added the most, due to short positions in the offshore Chinese renminbi, Australian dollar and Canadian dollar. Sector allocation also contributed, due to the positive impact from an underweight to US agency mortgages and an overweight to asset-backed securities, which exceeded losses from exposure to collateralized loan obligations and eurozone high-yield corporate bonds.

During both periods, the Portfolio utilized derivatives in the form of interest rate swaps and futures to manage and hedge duration risk and/or to take active yield-curve positioning. Currency forwards were used to hedge foreign currency exposure and to take active currency risk. Inflation swaps were used to hedge inflation and for investment purposes to incorporate the Portfolio’s Investment Management Team’s view on future inflation in the Portfolio. Credit default swaps were utilized to hedge credit risk and as a tool to effectively gain exposure to specific sectors. The utilization of government-agency-related To Be Announced mortgage positions was a significant contributor to the Portfolio’s turnover rate of 122%.

Short Duration Plus Portfolio

Investment Objective and Strategy

The Portfolio seeks to provide safety of principal and a moderate rate of income that is subject to taxes. The Portfolio invests at least 80% of its total assets in securities rated A or better by NRSROs (or, if unrated, determined by the Adviser, to be of comparable quality) and comparably rated commercial paper and notes. Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, US government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, bank loan debt and preferred stock, as well as others. The Portfolio may also invest up to 20% of its total assets in fixed-income foreign securities in developed or emerging-market countries.

The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may invest up to 20% of its total assets in fixed-income securities rated BB or B by NRSROs, which are not investment-grade (commonly known as “junk bonds”). The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Within the range described above, the Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and moderately lengthen average duration when it anticipates that interest rates will fall. The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

Investment Results

The table on page 14 shows the Portfolio’s performance compared to its benchmark, the Intercontinental Exchange Bank of America (“ICE BofA”) 1-3 Year US Treasury Index, for the six- and 12-month periods ended September 30, 2022. The table also includes the Portfolio’s peer group, as represented by the Lipper Short-Term Investment Grade Debt Funds Average. Funds in the Lipper Average have generally similar investment objectives to the Portfolio, although some of the funds may have different investment policies and sales and management fees and fund expenses.

During both periods, the Portfolio underperformed its benchmark and outperformed the Lipper Average. In the 12-month period, security selection within investment-grade corporate bonds detracted the most, relative to the benchmark. Country allocation to Japan and the UK also detracted, offset partially by exposure to the eurozone. Yield-curve positioning contributed, mostly from an underweight to the two-year and six-month parts of the curve, offset by an underweight to the

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five-year part of the yield curve. Sector allocation also contributed, primarily from exposure to US inflation-linked bonds and CMBS that contributed more than losses from exposure to collateralized loan obligations and investment-grade corporate bonds. Currency decisions overall did not materially impact returns during the period.

During the six-month period, sector allocation to collateralized loan obligations was the primary detractor from performance. Country allocation also detracted, as losses from exposure to Japan and the UK were greater than a gain from exposure to the eurozone. Security selection among investment-grade corporate bonds also hampered results. Yield-curve positioning from underweights to the two- to 10-year parts of the yield curve contributed. Currency decisions did not have a material impact on performance during the period.

During both periods, the Portfolio utilized derivatives in the form of interest rate swaps and futures to manage and hedge duration risk and/or to take active yield-curve positioning. Currency forwards were used to hedge foreign currency exposure and to take active currency risk. Inflation swaps were used to hedge inflation and for investment purposes to incorporate the Portfolio’s Investment Management Team’s view on future inflation in the Portfolio. Credit default swaps were utilized to hedge credit risk and as a tool to effectively gain exposure to specific sectors.

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Disclosures and Risks (Unaudited)

Benchmark Disclosures

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The MSCI EM Index (net, free float-adjusted, market capitalization weighted) represents the equity market performance of emerging markets. The Bloomberg 1-Year Municipal Bond Index is a total-return performance benchmark for the short-term municipal bond market with maturities of up to 1.99 years. The Bloomberg 5-Year GO Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. The Bloomberg US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and CMBS. The ICE BofA® 1-3 Year US Treasury Index represents the performance of US dollar-denominated sovereign debt publicly issued by the US government in its domestic market with a remaining term to final maturity of one to three years. MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. Lipper Averages are the equal-weighted average returns of the funds in the relevant Lipper Inc. categories; the average fund in a category may differ in composition from the Portfolios. Investors cannot invest directly in indices, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

All Portfolios: The share price of the Portfolios will fluctuate and you may lose money. There is no guarantee that the Portfolios will achieve their investment objectives.

Cybersecurity Risk: As the use of the internet and other technologies has become more prevalent in the course of business, the Portfolios have become more susceptible to operational and financial risks associated with cybersecurity. Cybersecurity incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cybersecurity failures or breaches of the Portfolios or their service providers or the issuers of securities in which the Portfolios invest have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cybersecurity, there is no guarantee that those measures will be effective, particularly since the Portfolios do not control the cybersecurity defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.

Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio or shareholder assets, Portfolio or customer data (including private shareholder information), or proprietary information, or cause a Portfolio, the Adviser, and/or the Portfolios’ service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. Cybersecurity incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Derivatives Risk: The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may

(Disclosures and Risks continued on next page)

8	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (continued)

limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolios. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The US government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives as well as additional regulations governing, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult or impossible to purchase or sell, possibly preventing the Portfolios from purchasing or selling these securities at an advantageous price. The municipal Portfolios are subject to greater risk because the market for municipal securities is generally smaller and may not be as liquid as many other fixed-income markets, which may make municipal securities more difficult to trade or dispose of than other types of securities. Illiquid securities may also be difficult to value. If the Portfolios are forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the Portfolios may be forced to sell at a substantial loss or may not be able to sell at all.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Market Risk: The Portfolios are subject to market risk, which is the risk that stock or bond prices in general or in particular countries or sectors may decline over short or extended periods. Stock or bond prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest-rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; public health crises (including the occurrence of a contagious disease or illness); policy and legislative changes; cybersecurity events; and other factors.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, sanctions, regional and global conflicts, terrorism, natural disasters (including the spread of infectious illness) and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Redemption Risk: The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolios’ net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Emerging Markets, Intermediate Duration and Short Duration Plus Portfolios:

Foreign Currency Risk: This is the risk that changes in foreign (non-US) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the US dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the US dollar).

(Disclosures and Risks continued on next page)

2022 Annual Report	9

Disclosures and Risks (continued)

Actions by a Few Major Investors Risk: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Emerging-Markets Securities Risk: The risks of investing in foreign (non-US) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. Emerging markets typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a pandemic. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Emerging Markets Portfolio:

Country Concentration Risk: The Portfolio may not always be diversified among countries or regions and the effect on the share price of the Portfolio of specific risks such as political, regulatory and currency may be magnified due to concentration of the Portfolio’s investments in a particular country or region.

Capitalization Risk: Investments in small-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources. The prices of securities of small-capitalization companies generally are more volatile than those of large-capitalization companies and are more likely to be adversely affected than large-capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small-capitalization companies may underperform large-capitalization companies, may be harder to sell at times or at prices the portfolio managers believe appropriate and may have greater potential for losses.

Allocation Risk: The allocation of investments among investment disciplines may have a significant effect on the Portfolio’s performance when the investment disciplines in which the Portfolio has greater exposure perform worse than the investment disciplines with less exposure. Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. The Portfolio may allocate a significant portion of its assets to securities of companies in broadly related industries within an economic sector. Companies in the same sector may be similarly affected by economic or market events, making the Portfolio more vulnerable to unfavorable developments in that sector than funds that invest more broadly.

Short Duration Diversified Municipal, California Municipal, Diversified Municipal, New York Municipal, Intermediate Duration and Short Duration Plus Portfolios:

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities. Rates of inflation have recently risen, which could adversely affect economies and markets.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Portfolios may be subject to greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential government fiscal and monetary policy initiatives and resulting market reaction to those initiatives.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment

(Disclosures and Risks continued on next page)

10	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (continued)

obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest-rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Short Duration Diversified Municipal and Short Duration Plus Portfolios:

Riskier than a Money-Market Fund: Although the Portfolios maintain a short overall duration, they invest in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolios is greater than for a money-market fund since the credit quality of the Portfolios’ securities may be lower and the effective duration of the Portfolios will be longer.

Short Duration Diversified Municipal, California Municipal, Diversified Municipal and New York Municipal Portfolios:

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. There have been some municipal issuers that have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may get worse, particularly in light of the economic impact of the recent spread of an infectious coronavirus (COVID-19). To the extent the Portfolios invest in a particular state’s municipal securities, they may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, wildfires, flooding and earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Puerto Rico continues to

(Disclosures and Risks continued on next page)

2022 Annual Report	11

Disclosures and Risks (continued)

face a very challenging economic and fiscal environment, worsened by the spread of COVID-19 and the adverse effect that related governmental and public responses have had on Puerto Rico’s economy. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Tax Risk: There is no guarantee that the income on the Portfolios’ municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. From time to time, the US government and the US Congress consider changes in federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

California Municipal and New York Municipal Portfolios:

Non-Diversification Risk: Concentration of investments in a small number of securities tends to increase risk. The Portfolios may have more risk because they are “non-diversified”, meaning that they can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolios’ net asset value.

Intermediate Duration and Short Duration Plus Portfolios:

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

Foreign (Non-US) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US securities, such as less liquid, less transparent, less regulated and more volatile markets. These risks include risks related to unfavorable or unsuccessful government actions, reduction of government or central bank support, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, and adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Mortgage-Related and Asset-Related Securities Risk: Mortgage- and asset-related securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-related securities are subject to credit, interest-rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities. Asset-related securities entail certain risks not presented by mortgage-backed securities, including the risk that it may be difficult to perfect the liens securing any collateral backing certain asset-backed securities.

Subordination Risk: The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

These risks are discussed in further detail in the Portfolios’ prospectus.

(Disclosures and Risks continued on next page)

12	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (continued)

An Important Note About Historical

Performance

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. Certain Emerging Markets Portfolio performance data presented herein does not reflect the deduction of historical purchase and redemption fees, which, if reflected, would reduce the level of performance quoted. All fees and expenses related to the operation of the Portfolios have been deducted, except as noted for the Emerging Markets Portfolio. Emerging Markets Portfolio returns throughout this report include dividends net of withholding taxes.

The performance shown in this report represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling 212.756.4097. The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.Bernstein.com, click on “Investments”, found in the footer, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports”, or call Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

2022 Annual Report	13

Historical Performance (Unaudited)

Sanford C. Bernstein Fund Portfolios vs. Their Benchmarks and Lipper Averages

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH SEPTEMBER 30, 2022	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION	INCEPTION DATE
Emerging Markets Portfolio[1,2]	-24.04%	-28.60%	-3.00%	0.96%	5.23%	12/15/1995
Emerging Markets Portfolio Class Z2	-23.95%	-28.43%	-2.75%	—	4.93%	1/15/2016
MSCI EM Index (net)	-21.70%	-28.11%	-1.81%	1.05%	4.95%
Lipper Emerging Markets Funds Average	-21.29%	-30.32%	-1.93%	1.24%	—

Short Duration Diversified Municipal Portfolio	-1.71%	-4.27%	0.26%	0.31%	2.08%	10/3/1994
Bloomberg 1-Year Municipal Bond Index	-0.74%	-2.34%	0.70%	0.72%	—
Lipper Short-Term Municipal Debt Funds Average	-1.31%	-3.47%	0.42%	0.52%	—

California Municipal Portfolio	-3.58%	-7.46%	0.44%	0.95%	3.68%	8/6/1990
Bloomberg 5-Year GO Municipal Bond Index	-2.98%	-7.76%	0.50%	1.12%	—
Lipper California Intermediate Municipal Debt Funds Average	-4.59%	-9.33%	0.20%	1.16%	—

Diversified Municipal Portfolio	-3.94%	-7.89%	0.61%	1.09%	3.92%	1/9/1989
Bloomberg 5-Year GO Municipal Bond Index	-2.98%	-7.76%	0.50%	1.12%	—
Lipper Intermediate Municipal Debt Funds Average	-5.35%	-10.06%	0.38%	1.17%	—

New York Municipal Portfolio	-4.09%	-7.89%	0.32%	0.95%	3.89%	1/9/1989
Bloomberg 5-Year GO Municipal Bond Index	-2.98%	-7.76%	0.50%	1.12%	—
Lipper New York Intermediate Municipal Debt Funds Average	-4.60%	-9.43%	0.13%	0.87%	—

Intermediate Duration Portfolio	-9.62%	-15.25%	-0.50%	0.99%	5.07%	1/17/1989
Bloomberg US Aggregate Bond Index	-9.22%	-14.60%	-0.27%	0.89%	5.32%
Lipper Core Bond Funds Average	-9.67%	-15.18%	-0.34%	0.83%	—

Short Duration Plus Portfolio	-2.11%	-5.02%	0.17%	0.31%	3.41%	12/12/1988
ICE BofA 1-3 Year US Treasury Index	-2.06%	-4.86%	0.57%	0.60%	—
Lipper Short-Term Investment Grade Debt Funds Average	-2.87%	-5.92%	0.69%	0.90%	—

Past performance is no guarantee of future results and an investment in the portfolios described could lose value. The current prospectus fee table shows the total annual operating expense ratios as 1.28% and 1.03%, for Bernstein Class and Class Z shares, respectively, for Emerging Markets Portfolio; and for the Bernstein Classes, as 0.48% for Short Duration Diversified Municipal Portfolio; 0.54% for California Municipal Portfolio; 0.47% for Diversified Municipal Portfolio; 0.53% for New York Municipal Portfolio; 0.56% for Intermediate Duration Portfolio and 0.55% for Short Duration Plus Portfolio. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein Classes of the Portfolios. Total returns and average annual returns are therefore the same.

1	Prior to May 2, 2005, the Portfolio imposed a 2% fee on purchases and redemptions. Effective May 2, 2005, the fees were reduced from 2% to 1%. This fee was eliminated effective February 2, 2015.

2	Includes the impact of proceeds received and credited to the Portfolio resulting from class-action settlements, which enhanced the performance of all share classes of the Portfolio for the six- and 12-month periods ended September 30, 2022, by 0.07% and 0.07%, respectively.

See Disclosures, Risks and Note About Historical Performance on pages 8-13.

(Historical Performance continued on next page)

14	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

Emerging Markets—Bernstein Class Shares	Diversified Municipal
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

Short Duration Diversified Municipal	New York Municipal
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

California Municipal
Growth of a $25,000 Investment in the Portfolio

Past performance is no guarantee of future results and an investment in the portfolios described could lose value. Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolios have been deducted. Emerging Markets Portfolio returns throughout this report include dividends net of withholding taxes.

Each chart illustrates the total value of an assumed $25,000 investment as compared to the performance of each Portfolio’s respective benchmark and Lipper Average for the 10-year period ended September 30, 2022.

See Disclosures, Risks and Note About Historical Performance on pages 8-13.

(Historical Performance continued on next page)

2022 Annual Report	15

Historical Performance (continued from previous page)

Intermediate Duration
Growth of a $25,000 Investment in the Portfolio

Short Duration Plus
Growth of a $25,000 Investment in the Portfolio

Past performance is no guarantee of future results and an investment in the portfolios described could lose value. Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolios have been deducted. Portfolio returns throughout this report include dividends net of withholding taxes.

Each chart illustrates the total value of an assumed $25,000 investment as compared to the performance of each Portfolio’s respective benchmark and Lipper Average for the 10-year period ended September 30, 2022.

See Disclosures, Risks and Note About Historical Performance on pages 8-13.

16	Sanford C. Bernstein Fund, Inc.

Expense Example—September 30, 2022 (Unaudited)

As a shareholder of a Portfolio, you incur various ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE APRIL 1, 2022	ENDING ACCOUNT VALUE SEPTEMBER 30, 2022	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*
Emerging Markets Class Shares
Actual	$1,000	$759.60	$5.69	1.29%
Hypothetical**	$1,000	$1,018.60	$6.53	1.29%
Class Z
Actual	$1,000	$760.50	$4.59	1.04%
Hypothetical**	$1,000	$1,019.85	$5.27	1.04%

Short Duration Diversified Municipal Class Shares
Actual	$1,000	$982.90	$1.79	0.36%
Hypothetical**	$1,000	$1,023.26	$1.83	0.36%

California Municipal Class Shares
Actual	$1,000	$964.20	$2.71	0.55%
Hypothetical**	$1,000	$1,022.31	$2.79	0.55%

Diversified Municipal Class Shares
Actual	$1,000	$960.60	$2.36	0.48%
Hypothetical**	$1,000	$1,022.66	$2.43	0.48%

New York Municipal Class Shares
Actual	$1,000	$959.10	$2.65	0.54%
Hypothetical**	$1,000	$1,022.36	$2.74	0.54%

Intermediate Duration Class Shares
Actual	$1,000	$903.80	$2.72	0.57%
Hypothetical**	$1,000	$1,022.21	$2.89	0.57%

Short Duration Plus Class Shares
Actual	$1,000	$978.90	$2.13	0.43%
Hypothetical**	$1,000	$1,022.91	$2.18	0.43%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

2022 Annual Report	17

Portfolio Summary—September 30, 2022 (Unaudited)

Emerging Markets Portfolio

Sector Breakdown[1]		Country Breakdown[1]
Financials	24.6%
Consumer Discretionary	21.8
Information Technology	21.0
Industrials	7.1
Materials	6.3
Utilities	5.3
Real Estate	5.0
Communication Services	2.5
Energy	2.4
Consumer Staples	2.0
Health Care	2.0

1	All data are as of September 30, 2022. The Portfolio’s country and sector breakdowns are expressed as a percentage of the Portfolio’s long-term investments and may vary over time. The Portfolio may also invest in other financial instruments, including derivative instruments, which provide investment exposure to a variety of asset classes (see “Schedule of Investments” section of the report for additional details).

2	“Other” represents 5.4% in MSCI EM Index and 1.9% in other emerging-market countries.

Please note: The sector classifications presented herein are based on the Global Industry Classification Standard (GICS) which was developed by Morgan Stanley Capital International and Standard & Poor’s. The components are divided into sector, industry group, and industry sub-indices as classified by the GICS for each of the market capitalization indices in the broad market. These sector classifications are broadly defined. The “Schedule of Investments” section of the report reflects more specific industry information and is consistent with the investment restrictions discussed in the Portfolio’s prospectus.

18	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—September 30, 2022 (Unaudited) (continued)

Short Duration Diversified Municipal Portfolio

Quality Rating Breakdown[1] Highest of S&P, Moody’s and Fitch	State Breakdown[1]

California Municipal Portfolio

Quality Rating Breakdown[1] Highest of S&P, Moody’s and Fitch	State Breakdown[1]

Diversified Municipal Portfolio

Quality Rating Breakdown[1] Highest of S&P, Moody’s and Fitch	State Breakdown[1]

2022 Annual Report	19

Portfolio Summary—September 30, 2022 (Unaudited) (continued)

New York Municipal Portfolio

Quality Rating Breakdown[1] Highest of S&P, Moody’s and Fitch	State Breakdown[1]

1	All data are as of September 30, 2022. The Portfolio’s quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Schedule of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of nonrated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

2	“Other” represents less than 2.3% in 24 different states, Guam and Puerto Rico.

3	“Other” represents less than 0.2% in seven different states and American Samoa.

4	“Other” represents less than 2.2% in 34 different states, American Samoa, District of Columbia, Guam and Puerto Rico.

5	“Other” represents less than 0.3% in eight different states and American Samoa.

20	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—September 30, 2022 (Unaudited) (continued)

Intermediate Duration Portfolio

Security Type Breakdown[1]

Short Duration Plus Portfolio

Security Type Breakdown[1]

1	All data are as of September 30, 2022. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Schedule of Investments” section of the report for additional details).
2	“Other” represents less than 0.2% in Agencies and Governments—Sovereign Bonds.

2022 Annual Report	21

Statement of Assets and Liabilities—September 30, 2022

	EMERGING MARKETS PORTFOLIO	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO

ASSETS

Investments in securities at value

Unaffiliated issuers	$996,778,761	$234,856,469	$1,098,401,858

Affiliated issuers	20,028,458	0	0

Foreign currencies, at value (a)	3,561,151	0	0

Cash	461,164	0	21,428,128

Cash collateral due from broker	811,000	33,526	3,839,305

Receivables:

Unaffiliated interest and dividends	2,204,813	2,720,672	13,680,757

Affiliated dividends	48,651	258	0

Foreign withholding tax reclaims	39,454	0	0

Investment securities sold and foreign currency transactions	11,784,210	2,455,050	3,845,896

Capital shares sold	265,429	342,812	633,301

Variation margin on centrally cleared swaps	0	164	12,721

Unrealized appreciation of forward currency exchange contracts	3,126,768	0	0

Unrealized appreciation of interest rate swaps	0	66,649	1,424,335

Total assets	1,039,109,859	240,475,600	1,143,266,301

LIABILITIES

Due to custodian	0	961,329	0

Cash collateral due to broker	1,390,000	0	1,800,000

Payables:

Dividends to shareholders	0	55,342	715,487

Investment securities purchased and foreign currency transactions	3,073,096	13,092,430	32,664,128

Capital shares redeemed	660,708	199,937	4,769,061

Management fee	873,132	38,547	390,249

Shareholder servicing fee	196,191	19,279	79,625

Transfer Agent fee	34,596	3,055	10,860

Distribution fee	0	0	14,980

Accrued expenses	376,106	58,467	163,671

Unrealized depreciation of forward currency exchange contracts	8,483,398	0	0

Market value on credit default swaps (b)	0	0	761,453

Total liabilities	15,087,227	14,428,386	41,369,514

NET ASSETS	$1,024,022,632	$226,047,214	$1,101,896,787

Cost of investments

Unaffiliated issuers	$1,184,015,173	$244,889,287	$1,174,374,436

Affiliated issuers	20,028,458	0	0

NET ASSETS CONSIST OF:

Capital stock, at par	$47,032	$18,637	$82,957

Additional paid-in capital	1,228,551,567	237,398,148	1,170,965,728

Accumulated loss	(204,575,967)	(11,369,571)	(69,151,898)

	$1,024,022,632	$226,047,214	$1,101,896,787

(a) Cost: $3,638,085, $0 and $0, respectively. (Note 1)

(b) Net premiums received of $0, $0 and $342,811, respectively.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

22	Sanford C. Bernstein Fund, Inc.

	EMERGING MARKETS PORTFOLIO	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE

Emerging Markets Class/Short Duration Diversified Municipal Class/Municipal Class Shares

Net Assets	$871,486,100	$226,047,214	$938,637,948

Shares of capital stock outstanding	40,039,064	18,636,819	70,665,993

Net asset value, offering and redemption price per share	$21.77	$12.13	$13.28

Class A Shares

Net Assets			$57,140,867

Shares of capital stock outstanding			4,301,574

Net asset value and redemption price per share			$13.28

Sales charge—3.00% of public offering price			0.41

Maximum offering price			$13.69

Class C Shares

Net Assets			$3,651,515

Shares of capital stock outstanding			274,928

Net asset value and offering price per share			$13.28

Advisor Class Shares

Net Assets			$102,466,457

Shares of capital stock outstanding			7,714,162

Net asset value and offering price per share			$13.28

Class Z Shares

Net Assets	$152,536,532

Shares of capital stock outstanding	6,992,932

Net asset value and offering price per share	$21.81

See Notes to Financial Statements.

2022 Annual Report	23

Statement of Assets and Liabilities—September 30, 2022 (continued)

	DIVERSIFIED MUNICIPAL PORTFOLIO	NEW YORK MUNICIPAL PORTFOLIO	INTERMEDIATE DURATION PORTFOLIO

ASSETS

Investments in securities, at value	$5,500,554,886	$1,371,357,949	$3,240,729,482

Cash	0	55,910,667	35,117,540

Cash collateral due from broker	17,553,664	3,796,659	14,537,252

Receivables:

Interest	66,958,506	16,494,865	18,761,132

Foreign withholding tax reclaims	0	0	18,474

Investment securities sold	4,725,069	6,715,020	0

Capital shares sold	6,999,863	2,287,083	627,427

Variation margin on centrally cleared swaps	41,820	1,073	150,250

Unrealized appreciation of interest rate swaps	6,568,374	1,951,207	0

Unrealized appreciation of forward currency exchange contracts	0	0	1,182,204

Total assets	5,603,402,182	1,458,514,523	3,311,123,761

LIABILITIES

Due to custodian	803,205	0	0

Cash collateral due to broker	6,840,000	1,910,000	0

Payables:

Dividends to shareholders	3,379,781	587,646	1,271,114

Investment securities purchased	51,429,335	11,920,919	202,624,346

Capital shares redeemed	15,622,775	1,760,528	5,625,752

Variation margin on futures	0	0	3,766,092

Management fee	1,652,632	496,607	1,152,405

Shareholder servicing fee	363,745	107,872	262,904

Foreign capital gains taxes	0	0	167,436

Transfer Agent fee	59,896	12,303	26,543

Distribution fee	66,306	24,772	123

Accrued expenses	449,685	186,487	330,637

Market value on credit default swaps (a)	3,183,456	1,063,299	4,996,454

Unrealized depreciation of forward currency exchange contracts	0	0	348,530

Total liabilities	83,850,816	18,070,433	220,572,336

NET ASSETS	$5,519,551,366	$1,440,444,090	$3,090,551,425

Cost of investments	$5,876,876,446	$1,473,406,574	$3,672,940,300

NET ASSETS CONSIST OF:

Capital stock, at par	$412,911	$111,814	$277,771

Additional paid-in capital	5,854,416,719	1,545,765,916	3,670,193,312

Accumulated loss	(335,278,264)	(105,433,640)	(579,919,658)

	$5,519,551,366	$1,440,444,090	$3,090,551,425

(a) Net premiums received of $1,412,638, $471,848 and $2,087,586, respectively.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

24	Sanford C. Bernstein Fund, Inc.

	DIVERSIFIED MUNICIPAL PORTFOLIO	NEW YORK MUNICIPAL PORTFOLIO	INTERMEDIATE DURATION PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE

Municipal Class/Intermediate Duration Class Shares

Net Assets	$4,296,195,793	$1,277,131,941	$3,089,962,053

Shares of capital stock outstanding	321,405,994	99,131,980	277,717,642

Net asset value, offering and redemption price per share	$13.37	$12.88	$11.13

Class A Shares

Net Assets	$261,935,519	$96,285,930	$571,536

Shares of capital stock outstanding	19,581,758	7,476,338	51,304

Net asset value and redemption price per share	$13.38	$12.88	$11.14

Sales charge—3.00% for Diversified Municipal Portfolio and New York Municipal Portfolio, 4.25% for Intermediate Duration Portfolio of public offering price	0.41	0.40	0.49

Maximum offering price	$13.79	$13.28	$11.63

Class C Shares

Net Assets	$13,575,819	$5,514,666

Shares of capital stock outstanding	1,015,258	428,190

Net asset value and offering price per share	$13.37	$12.88

Advisor Class Shares

Net Assets	$477,015,038	$61,511,553	$9,486

Shares of capital stock outstanding	35,710,448	4,777,232	852

Net asset value and offering price per share	$13.36	$12.88	$11.13

Class Z Shares

Net Assets	$470,829,197		$8,350

Shares of capital stock outstanding	35,197,259		750

Net asset value and offering price per share	$13.38		$11.13

See Notes to Financial Statements.

2022 Annual Report	25

Statement of Assets and Liabilities—September 30, 2022 (continued)

SHORT DURATION PLUS PORTFOLIO

ASSETS

Investments in securities, at value	$334,736,180

Cash	3,131,562

Cash collateral due from broker	1,442,382

Receivables:

Interest	1,306,203

Foreign withholding tax reclaims	1,539

Capital shares sold	369,198

Variation margin on centrally cleared swaps	1,292

Unrealized appreciation of forward currency exchange contracts	41,484

Total assets	341,029,840

LIABILITIES

Payables:

Dividends to shareholders	205,167

Capital shares redeemed	559,256

Variation margin on futures	252,397

Management fee	70,989

Shareholder servicing fee	26,818

Transfer Agent fee	5,955

Distribution fee	3,819

Accrued expenses	89,593

Market value on credit default swaps(a)	404,231

Total liabilities	1,618,225

NET ASSETS	$339,411,615

Cost of investments	$345,415,554

NET ASSETS CONSIST OF:

Capital stock, at par	$30,839

Additional paid-in capital	366,668,538

Accumulated loss	(27,287,762)

$339,411,615

(a) Net premiums received of $153,155.

See Notes to Financial Statements. The Schedules of Investments, an integral part of the financial statements for each Portfolio, are included as inserts to this Report.

26	Sanford C. Bernstein Fund, Inc.

SHORT DURATION PLUS PORTFOLIO

CALCULATION OF MAXIMUM OFFERING PRICE

Short Duration Plus Class Shares

Net Assets	$323,935,864

Shares of capital stock outstanding	29,433,563

Net asset value, offering and redemption price per share	$11.01

Class A Shares

Net Assets	$14,182,408

Shares of capital stock outstanding	1,287,886

Net asset value and redemption price per share	$11.01

Sales charge—2.25% of public offering price	0.25

Maximum offering price	$11.26

Class C Shares

Net Assets	$1,293,343

Shares of capital stock outstanding	117,682

Net asset value and offering price per share	$10.99

See Notes to Financial Statements.

2022 Annual Report	27

Statement of Operations—for the year ended September 30, 2022

	EMERGING MARKETS PORTFOLIO	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO	CALIFORNIA MUNICIPAL PORTFOLIO

INVESTMENT INCOME

Income:

Interest	$0	$2,678,258	$29,375,097

Dividends

Unaffiliated issuers (a)	34,406,234	0	0

Affiliated issuers	159,211	70,571	0

Total income	34,565,445	2,748,829	29,375,097

Expenses:

Management fee (see Note 2A)	12,527,961	735,355	5,266,658

Shareholder servicing fee (see Note 2B)	2,801,277	245,118	1,116,698

Custody and accounting fees	537,955	50,838	112,628

Transfer Agent fee—Non-Retail Class	246,279	20,070	27,534

Transfer Agent fee—Class A	0	0	19,429

Transfer Agent fee—Class C	0	0	1,340

Transfer Agent fee—Advisor Class	0	0	25,865

Transfer Agent fee—Class Z	39,687	0	0

Distribution fees—Class A	0	0	161,324

Distribution fees—Class C	0	0	43,755

Directors’ fees and expenses	57,233	10,313	54,505

Auditing and tax fees	70,409	11,003	47,825

Legal fees	46,760	9,395	44,068

Registration fees	45,657	33,541	27,581

Printing fees	25,497	21,528	54,806

Miscellaneous	65,765	10,535	48,160

Total expenses	16,464,480	1,147,696	7,052,176

Less: expenses waived and reimbursed by the Adviser (see Note 2A, 2B and 2E)	(18,514)	(253,121)	0

Net expenses	16,445,966	894,575	7,052,176

Net investment income	18,119,479	1,854,254	22,322,921

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain (loss) on:

Investment transactions (b)	(15,261,128)	(464,117)	(4,524,663)

Forward currency exchange contracts	4,895,727	0	0

Futures	0	0	0

Swaps	0	(10,075)	2,501,824

Foreign currency transactions	(4,577,546)	0	0

Net realized loss on investment and foreign currency transactions	(14,942,947)	(474,192)	(2,022,839)

Net change in unrealized appreciation/depreciation of:

Investments (c)	(410,019,251)	(12,351,777)	(124,960,252)

Forward currency exchange contracts	(5,072,692)	0	0

Futures	0	0	0

Swaps	0	159,138	8,220,541

Foreign currency denominated assets and liabilities	(85,959)	0	0

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(415,177,902)	(12,192,639)	(116,739,711)

Net realized and unrealized loss on investment and foreign currency transactions	(430,120,849)	(12,666,831)	(118,762,550)

Net decrease in net assets resulting from operations	$(412,001,370)	$(10,812,577)	$(96,439,629)

(a) Net of foreign withholding taxes of $4,493,828, $0, $0, $0, $0 and $0 for the Emerging Markets Portfolio, Short Duration Diversified Municipal Portfolio,

California Municipal Portfolio, Diversified Municipal Portfolio, New York Municipal Portfolio and Intermediate Duration Portfolio, respectively.

(b) Net of foreign realized capital gains taxes of $128,697, $0, $0, $0, $0 and $0 for the Emerging Markets Portfolio, Short Duration Diversified Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio, New York Municipal Portfolio and Intermediate Duration Portfolio, respectively.

(c) Net of increase in accrued foreign capital gains taxes on unrealized gains of $1,397,101, $0, $0, $0, $0 and $2,884 for the Emerging Markets Portfolio, Short Duration Diversified Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio, New York Municipal Portfolio and Intermediate Duration Portfolio, respectively.

See Notes to Financial Statements.

28	Sanford C. Bernstein Fund, Inc.

DIVERSIFIED MUNICIPAL PORTFOLIO	NEW YORK MUNICIPAL PORTFOLIO	INTERMEDIATE DURATION PORTFOLIO

$153,222,611	$40,817,884	$78,561,467

0	0	0

0	0	0

153,222,611	40,817,884	78,561,467

21,822,225	6,778,018	15,421,685

5,011,517	1,497,091	3,542,155

274,172	138,772	225,262

126,292	38,728	195,083

99,032	39,017	19,352

5,217	2,850	0

154,439	23,679	290

103,633	0	21

758,203	263,321	1,866

157,720	73,928	0

270,245	72,046	153,018

209,676	60,062	128,390

212,112	58,027	124,669

191,043	50,872	75,278

33,709	38,705	38,856

202,709	59,680	127,705

29,631,944	9,194,796	20,053,630

0	0	(35,166)

29,631,944	9,194,796	20,018,464

123,590,667	31,623,088	58,543,003

(23,119,188)	(6,766,299)	(72,194,840)

0	0	4,042,569

0	0	(63,109,506)

9,952,392	598,566	(4,326,286)

0	0	3,760,585

(13,166,796)	(6,167,733)	(131,827,478)

(663,346,572)	(171,846,996)	(511,298,527)

0	0	929,448

0	0	(9,164,905)

37,941,871	10,986,550	18,168,953

0	0	(84,711)

(625,404,701)	(160,860,446)	(501,449,742)

(638,571,497)	(167,028,179)	(633,277,220)

$(514,980,830)	$(135,405,091)	$(574,734,217)

2022 Annual Report	29

Statement of Operations—for the year ended September 30, 2022 (continued)

SHORT DURATION PLUS PORTFOLIO

INVESTMENT INCOME

Income:

Interest	$3,066,037

Total income	3,066,037

Expenses:

Management fee (see Note 2A)	913,674

Shareholder servicing fee (see Note 2B)	244,478

Custody and accounting fees	57,828

Transfer Agent fee—Non-Retail Class	20,575

Transfer Agent fee—Class A	32,510

Transfer Agent fee—Class C	2,103

Distribution fees—Class A	38,992

Distribution fees—Class C	9,750

Registration fees	72,903

Printing fees	35,755

Auditing and tax fees	22,069

Directors’ fees and expenses	11,088

Legal fees	9,802

Miscellaneous	13,313

Total expenses	1,484,840

Less: expenses waived and reimbursed by the Adviser (see Note 2B and 2D)	(269,409)

Net expenses	1,215,431

Net investment income	1,850,606

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain (loss) on:

Investment transactions	(1,042,617)

Forward currency exchange contracts	(18,611)

Futures	(4,006,559)

Swaps	(282,365)

Foreign currency transactions	54,357

Net realized loss on investment and foreign currency transactions	(5,295,795)

Net change in unrealized appreciation/depreciation of:

Investments	(10,679,088)

Forward currency exchange contracts	41,484

Futures	(1,178,470)

Swaps	1,194,433

Foreign currency denominated assets and liabilities	(7,186)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(10,628,827)

Net realized and unrealized loss on investment and foreign currency transactions	(15,924,622)

Net decrease in net assets resulting from operations	$(14,074,016)

See Notes to Financial Statements.

30	Sanford C. Bernstein Fund, Inc.

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2022 Annual Report	31

Statement of Changes in Net Assets

	EMERGING MARKETS PORTFOLIO		SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$18,119,479	$22,729,835	$1,854,254	$1,936,455

Net realized gain (loss) on investment and foreign currency transactions	(14,942,947)	161,549,002	(474,192)	141,350

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(415,177,902)	125,486,963	(12,192,639)	(137,483)

Net increase (decrease) in net assets resulting from operations	(412,001,370)	309,765,800	(10,812,577)	1,940,322

Distributions to shareholders (a)	(127,708,313)	(25,337,814)	(1,847,857)	(1,934,942)

Capital-share transactions:

Net proceeds from sales of shares	104,232,917	82,969,030	198,031,690	192,716,676

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	120,829,789	21,480,145	1,578,267	1,743,346

Total proceeds from shares sold	225,062,706	104,449,175	199,609,957	194,460,022

Cost of shares redeemed	(106,519,109)	(181,847,829)	(243,044,047)	(122,468,926)

Net increase (decrease) in net assets from capital-share transactions	118,543,597	(77,398,654)	(43,434,090)	71,991,096

Net increase (decrease) in net assets	(421,166,086)	207,029,332	(56,094,524)	71,996,476

NET ASSETS:

Beginning of period	1,445,188,718	1,238,159,386	282,141,738	210,145,262

End of period	$1,024,022,632	$1,445,188,718	$226,047,214	$282,141,738

(a) See page 35 for share class information on dividend distributions for the Emerging Markets, California Municipal, Diversified Municipal and New York Municipal Portfolios.

See Notes to Financial Statements.

32	Sanford C. Bernstein Fund, Inc.

CALIFORNIA MUNICIPAL PORTFOLIO		DIVERSIFIED MUNICIPAL PORTFOLIO		NEW YORK MUNICIPAL PORTFOLIO

YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21

$22,322,921	$23,243,006	$123,590,667	$122,937,403	$31,623,088	$33,473,749

(2,022,839)	10,017,390	(13,166,796)	25,532,577	(6,167,733)	3,330,397

(116,739,711)	(3,211,963)	(625,404,701)	26,639,009	(160,860,446)	23,923,283

(96,439,629)	30,048,433	(514,980,830)	175,108,989	(135,405,091)	60,727,429

(21,456,217)	(23,005,036)	(120,398,406)	(121,690,545)	(31,131,616)	(33,128,293)

307,949,541	351,799,964	1,334,029,727	1,559,834,308	205,642,206	305,015,834

15,729,268	17,652,625	89,555,226	93,318,204	23,893,460	25,604,257

323,678,809	369,452,589	1,423,584,953	1,653,152,512	229,535,666	330,620,091

(496,377,732)	(376,795,028)	(1,989,402,821)	(1,214,382,457)	(422,401,671)	(346,489,408)

(172,698,923)	(7,342,439)	(565,817,868)	438,770,055	(192,866,005)	(15,869,317)

(290,594,769)	(299,042)	(1,201,197,104)	492,188,499	(359,402,712)	11,729,819

1,392,491,556	1,392,790,598	6,720,748,470	6,228,559,971	1,799,846,802	1,788,116,983

$1,101,896,787	$1,392,491,556	$5,519,551,366	$6,720,748,470	$1,440,444,090	$1,799,846,802

2022 Annual Report	33

Statement of Changes in Net Assets (continued)

	INTERMEDIATE DURATION PORTFOLIO		SHORT DURATION PLUS PORTFOLIO

	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21

INCREASE (DECREASE) IN NET ASSETS FROM Operations:

Net investment income	$58,543,003	$68,989,470	$1,850,606	$2,314,228

Net realized gain (loss) on investment and foreign currency transactions	(131,827,478)	28,777,985	(5,295,795)	(990,257)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities and other assets and liabilities	(501,449,742)	(106,481,497)	(10,628,827)	(1,490,852)

Net decrease in net assets resulting from operations	(574,734,217)	(8,714,042)	(14,074,016)	(166,881)

Distributions to shareholders (a)	(96,525,241)	(136,409,405)	(1,831,719)	(2,361,508)

Capital-share transactions:

Net proceeds from sales of shares	395,517,888	767,794,097	191,978,729	94,214,859

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	80,772,362	120,165,390	1,347,261	2,099,953

Total proceeds from shares sold	476,290,250	887,959,487	193,325,990	96,314,812

Cost of shares redeemed	(561,976,742)	(592,989,249)	(100,109,377)	(77,580,243)

Net increase (decrease) in net assets from capital-share transactions	(85,686,492)	294,970,238	93,216,613	18,734,569

Net increase (decrease) in net assets	(756,945,950)	149,846,791	77,310,878	16,206,180

NET ASSETS:

Beginning of period	3,847,497,375	3,697,650,584	262,100,737	245,894,557

End of period	$3,090,551,425	$3,847,497,375	$339,411,615	$262,100,737

(a) See page 36 for share class information on dividend distributions for the Intermediate Duration and Short Duration Plus Portfolios.

See Notes to Financial Statements.

34	Sanford C. Bernstein Fund, Inc.

	EMERGING MARKETS PORTFOLIO

	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21

Distributions to shareholders:

Emerging Markets Class	$(107,857,795)	$(21,155,097)

Class Z	(19,850,518)	(4,182,717)

	$(127,708,313)	$(25,337,814)

	CALIFORNIA MUNICIPAL PORTFOLIO		DIVERSIFIED MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21

Distributions to shareholders:

Municipal Class	$(18,916,809)	$(20,551,446)	$(95,675,758)	$(98,560,802)

Class A	(971,204)	(1,218,820)	(5,215,911)	(5,318,015)

Class C	(32,897)	(42,371)	(153,564)	(267,652)

Advisor Class	(1,535,307)	(1,192,399)	(9,328,332)	(8,070,840)

Class Z	0	0	(10,024,841)	(9,473,236)

	$(21,456,217)	$(23,005,036)	$(120,398,406)	$(121,690,545)

	NEW YORK MUNICIPAL PORTFOLIO

	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21

Distributions to shareholders:

Municipal Class	$(28,049,433)	$(29,883,364)

Class A	(1,772,845)	(1,927,269)

Class C	(67,861)	(137,544)

Advisor Class	(1,241,477)	(1,180,116)

	$(31,131,616)	$(33,128,293)

See Notes to Financial Statements.

2022 Annual Report	35

Statement of Changes in Net Assets (continued)

	INTERMEDIATE DURATION PORTFOLIO

	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21

Distributions to shareholders:

Intermediate Duration Portfolio	$(96,507,904)	$(136,374,393)

Class A	(16,803)	(34,295)

Advisor Class	(279)	(353)

Class Z	(255)	(364)

	$(96,525,241)	$(136,409,405)

	SHORT DURATION PLUS PORTFOLIO

	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21

Distributions to shareholders:

Short Duration Plus Class	$(1,792,732)	$(2,283,865)

Class A	(36,975)	(71,620)

Class C	(2,012)	(6,023)

	$(1,831,719)	$(2,361,508)

See Notes to Financial Statements.

36	Sanford C. Bernstein Fund, Inc.

Financial Highlights

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	EMERGING MARKETS PORTFOLIO EMERGING MARKETS CLASS

	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

Net asset value, beginning of period	$33.43	$27.17	$26.03	$28.39	$31.25

Income from investment operations:

Investment income, net (a)(b)	0.38	0.50	0.32	0.51	0.28

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(9.10)	6.32	1.26	(0.95)	(2.90)

Contributions from affiliates	0	0	0.00 (c)	0.00 (c)	0.00 (c)

Total from investment operations	(8.72)	6.82	1.58	(0.44)	(2.62)

Less dividends and distributions:

Dividends from net investment income	(0.66)	(0.56)	(0.44)	(0.33)	(0.17)

Distributions from net realized gain on investment transactions	(2.28)	0	0	(1.59)	(0.07)

Total dividends and distributions	(2.94)	(0.56)	(0.44)	(1.92)	(0.24)

Net asset value, end of period	$21.77	$33.43	$27.17	$26.03	$28.39

Total return (d)(e)	(28.60)%	25.20%	6.04%	(0.91)%	(8.46)% (f)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$871,486	$1,225,396	$1,056,249	$1,120,427	$1,174,312

Average net assets (000 omitted)	$1,120,511	$1,252,078	$1,085,654	$1,123,274	$1,316,137

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.28%	1.28%	1.29%	1.30%	1.33%

Expenses, before waivers/reimbursements	1.29%	1.28%	1.30%	1.30%	1.33%

Net investment income (b)	1.34%	1.50%	1.22%	1.96%	0.86%

Portfolio turnover rate	57%	68%	85%	92%	65%

See Footnote Summary on page 45.

See Notes to Financial Statements.

2022 Annual Report	37

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	EMERGING MARKETS PORTFOLIO CLASS Z

	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

Net asset value, beginning of period	$33.50	$27.22	$26.08	$28.43	$31.32

Income From Investment Operations

Net investment income (a)(b)	0.45	0.59	0.39	0.57	0.37

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(9.11)	6.32	1.26	(.93)	(2.92)

Contributions from affiliates	0	0	0.00 (c)	0.00 (c)	0.00 (c)

Total from investment operations	(8.66)	6.91	1.65	(.36)	(2.55)

Less dividends and distributions:

Dividends from net investment income	(0.75)	(0.63)	(0.51)	(0.40)	(0.27)

Distributions from net realized gain on investment transactions	(2.28)	0	0	(1.59)	(.07)

Total dividends and distributions	(3.03)	(0.63)	(0.51)	(1.99)	(0.34)

Net asset value, end of period	$21.81	$33.50	$27.22	$26.08	$28.43

Total Return (d)(e)	(28.43)%	25.56%	6.33%	(0.66)%	(8.26)% (f)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$152,537	$219,793	$181,910	$176,887	$177,907

Average net assets (000 omitted)	$198,222	$220,989	$178,143	$175,583	$189,542

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	1.03%	1.03%	1.04%	1.04%	1.07%

Expenses, before waivers/reimbursements	1.04%	1.03%	1.04%	1.04%	1.08%

Net investment income (b)	1.57%	1.76%	1.50%	2.21%	1.16%

Portfolio turnover rate	57%	68%	85%	92%	65%

See Footnote Summary on page 45.

See Notes to Financial Statements.

38	Sanford C. Bernstein Fund, Inc

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO SHORT DURATION DIVERSIFIED MUNICIPAL CLASS

	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

Net asset value, beginning of period	$12.77	$12.76	$12.63	$12.50	$12.60

Income from investment operations

Investment income, net (a)(b)	0.09	0.10	0.14	0.17	0.12

Net realized and unrealized gain (loss) on investment transactions	(0.64)	0.02	0.14	0.13	(0.10)

Total from investment operations	(0.55)	0.12	0.28	0.30	0.02

Less: Dividends

Dividends from net investment income	(0.09)	(0.11)	(0.15)	(0.17)	(0.12)

Net asset value, end of period	$12.13	$12.77	$12.76	$12.63	$12.50

Total return (d)	(4.27)%	0.91%	2.20%	2.41%	0.18%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$226,047	$282,142	$210,145	$191,091	$188,148

Average net assets (000 omitted)	$245,118	$238,495	$205,125	$186,888	$199,804

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (g)	0.36%	0.39%	0.48%	0.50%	0.52%

Expenses, before waivers/reimbursements (g)	0.47%	0.48%	0.49%	0.50%	0.52%

Net investment income (b)	0.76%	0.81%	1.13%	1.34%	0.97%

Portfolio turnover rate	40%	35%	45%	57%	58%

See Footnote Summary on page 45.

See Notes to Financial Statements.

2022 Annual Report	39

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	CALIFORNIA MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

Net asset value, beginning of period	$14.60	$14.52	$14.44	$13.99	$14.32

Income from investment operations:

Investment income, net (a)	0.25	0.24	0.29	0.31	0.31

Net realized and unrealized gain (loss) on investment transactions	(1.33)	0.08	0.08	0.45	(0.33)

Total from investment operations	(1.08)	0.32	0.37	0.76	(0.02)

Less dividends:

Dividends from net investment income	(0.24)	(0.24)	(0.29)	(0.31)	(0.31)

Net asset value, end of period	$13.28	$14.60	$14.52	$14.44	$13.99

Total return (d)	(7.46)%	2.21%	2.59%	5.50%	(0.13)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$938,638	$1,228,752	$1,243,747	$1,212,947	$1,189,754

Average net assets (000 omitted)	$1,116,698	$1,252,402	$1,222,654	$1,181,680	$1,177,686

Ratio to average net assets of:

Expenses	0.55%	0.54%	0.55%	0.55%	0.55%

Net investment income	1.76%	1.66%	1.98%	2.17%	2.19%

Portfolio turnover rate	23%	27%	16%	24%	38%

See Footnote Summary on page 45.

See Notes to Financial Statements.

40	Sanford C. Bernstein Fund, Inc.

	DIVERSIFIED MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

Net asset value, beginning of period	$14.80	$14.67	$14.57	$14.05	$14.43

Income from investment operations:

Investment income, net (a)	0.28	0.28	0.33	0.34	0.31

Net realized and unrealized gain (loss) on investment transactions	(1.44)	0.13	0.10	0.52	(0.38)

Total from investment operations	(1.16)	0.41	0.43	0.86	(0.07)

Less dividends:

Dividends from net investment income	(0.27)	(0.28)	(0.33)	(0.34)	(0.31)

Net asset value, end of period	$13.37	$14.80	$14.67	$14.57	$14.05

Total return (d)	(7.89)%	2.79%	2.99%	6.21%	(0.45)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$4,296,196	$5,390,502	$5,035,751	$4,989,558	$5,479,314

Average net assets (000 omitted)	$5,011,517	$5,276,753	$5,013,687	$5,238,466	$5,511,547

Ratio to average net assets of:

Expenses	0.47%	0.47%	0.47%	0.47%	0.46%

Net investment income	1.96%	1.89%	2.26%	2.38%	2.20%

Portfolio turnover rate	15%	22%	20%	22%	23%

See Footnote Summary on page 45.

See Notes to Financial Statements.

2022 Annual Report	41

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	NEW YORK MUNICIPAL PORTFOLIO MUNICIPAL CLASS

	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

Net asset value, beginning of period	$14.25	$14.04	$14.18	$13.68	$14.07

Income from investment operations:

Investment income, net (a)	0.26	0.27	0.30	0.32	0.31

Net realized and unrealized gain (loss) on investment transactions	(1.37)	0.20	(0.13)	0.50	(0.39)

Contributions from affiliates	0	0	0	0	0.00 (c)

Total from investment operations	(1.11)	0.47	0.17	0.82	(0.08)

Less dividends:

Dividends from net investment income	(0.26)	(0.26)	(0.31)	(0.32)	(0.31)

Net asset value, end of period	$12.88	$14.25	$14.04	$14.18	$13.68

Total return (d)	(7.89)%	3.38%	1.22%	6.03%	(0.57)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$1,277,132	$1,606,925	$1,585,884	$1,629,139	$1,631,011

Average net assets (000 omitted)	$1,497,091	$1,623,786	$1,599,889	$1,619,580	$1,621,380

Ratio to average net assets of:

Expenses	0.54%	0.53%	0.54%	0.53%	0.53%

Net investment income	1.90%	1.86%	2.17%	2.27%	2.23%

Portfolio turnover rate	14%	18%	18%	18%	23%

See Footnote Summary on page 45.

See Notes to Financial Statements.

42	Sanford C. Bernstein Fund, Inc.

	INTERMEDIATE DURATION PORTFOLIO INTERMEDIATE DURATION CLASS

	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

Net asset value, beginning of period	$13.49	$14.02	$13.54	$12.76	$13.23

Income from investment operations:

Investment income, net (a)	0.21	0.25	0.35	0.38	0.30

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.23)	(0.28)	0.51	0.83	(0.45)

Contributions from affiliates	0	0	0	0.00 (c)	0

Total from investment operations	(2.02)	(0.03)	0.86	1.21	(0.15)

Less dividends and distributions:

Dividends from net investment income	(0.21)	(0.26)	(0.38)	(0.43)	(0.32)

Distributions from net realized gain on investment transactions	(0.13)	(0.24)	0	0	0

Total dividends and distributions	(0.34)	(0.50)	(0.38)	(0.43)	(0.32)

Net asset value, end of period	$11.13	$13.49	$14.02	$13.54	$12.76

Total return (d)	(15.25)%	(0.23)%	6.35%	9.70%	(1.14)%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$3,089,962	$3,845,735	$3,696,937	$3,416,459	$3,291,645

Average net assets (000 omitted)	$3,542,155	$3,818,467	$3,503,078	$3,289,133	$3,339,472

Ratio to average net assets of:

Expenses	0.56%	0.56%	0.57%	0.57%	0.57%

Net investment income	1.65%	1.81%	2.54%	2.95%	2.34%

Portfolio turnover rate (h)	122%	123%	72%	62%	201%

See Footnote Summary on page 45.

See Notes to Financial Statements.

2022 Annual Report	43

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	SHORT DURATION PLUS PORTFOLIO SHORT DURATION PLUS CLASS

	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

Net asset value, beginning of period	$11.67	$11.78	$11.74	$11.53	$11.68

Income from investment operations:

Investment income, net (a)(b)	0.08	0.11	0.17	0.22	0.15

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(0.67)	(0.11)	0.06	0.23	(0.13)

Total from investment operations	(0.59)	0	0.23	0.45	0.02

Less dividends:

Dividends from net investment income	(0.07)	(0.11)	(0.19)	(0.24)	(0.17)

Net asset value, end of period	$11.01	$11.67	$11.78	$11.74	$11.53

Total return (d)	(5.02)%	0.01%	1.97%	3.96%	0.18%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$323,936	$245,285	$225,045	$229,120	$188,523

Average net assets (000 omitted)	$244,478	$245,228	$223,901	$213,653	$207,677

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	0.44%	0.46%	0.56%	0.56%	0.60%

Expenses, before waivers/reimbursements	0.54%	0.55%	0.56%	0.56%	0.60%

Net investment income (b)	0.74%	0.91%	1.48%	1.93%	1.30%

Portfolio turnover rate	48%	75%	50%	39%	85% (h)

See Footnote Summary on page 45.

See Notes to Financial Statements.

44	Sanford C. Bernstein Fund, Inc.

(a)	Based on average shares outstanding.
(b)	Net of expenses waived by the Adviser.
(c)	Amount is less than $.005.
(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(e)	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance for the Emerging Markets Portfolio for the years ended September 30, 2022, September 30, 2020, and September 30, 2018 by 0.07%, 0.32% and 0.03%, respectively,
(f)	The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.
(g)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the period shown below, such waiver amounted to:

Acquired Fund Fees and Expenses:

YEAR ENDED 09/30/20
Short Duration Diversified Municipal	0.01%

Waiver:

YEAR ENDED 09/30/20
Short Duration Diversified Municipal	0.01%

(h)	The Portfolio accounts for dollar roll transactions as purchases and sales.

See Notes to Financial Statements.

2022 Annual Report	45

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end registered investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of 13 portfolios (hereafter collectively referred to as the “Portfolios” and each individually a “Portfolio”) with the following share classes offered:

EMERGING MARKETS PORTFOLIO	SHARE CLASSES OFFERED

Emerging Markets	Emerging Markets Class* and Class Z

FIXED INCOME MUNICIPAL PORTFOLIOS

Short Duration Diversified Municipal	Short Duration Diversified Municipal Class*

California Municipal	Municipal Class*, Class A, Class C and Advisor Class

Diversified Municipal	Municipal Class*, Class A, Class C, Advisor Class and Class Z

New York Municipal	Municipal Class*, Class A, Class C and Advisor Class

FIXED INCOME TAXABLE PORTFOLIOS

Intermediate Duration	Intermediate Duration Class*, Class A, Advisor Class and Class Z

Short Duration Plus	Short Duration Plus Class*, Class A and Class C

* Bernstein Class

OVERLAY PORTFOLIOS

Overlay A	Class 1 and Class 2

Tax-Aware Overlay A	Class 1 and Class 2

Overlay B	Class 1 and Class 2

Tax-Aware Overlay B	Class 1 and Class 2

Tax-Aware Overlay C	Class 1 and Class 2

Tax-Aware Overlay N	Class 1 and Class 2

Each Portfolio has its own investment objectives. This report relates only to the Emerging Markets Portfolio, Fixed Income Municipal Portfolios and Fixed Income Taxable Portfolios (together the “SCB Portfolios”). The financial statements of the Overlay Portfolios and the financial highlights of Class A, Class C, Advisor Class and Class Z Shares (collectively “Retail Classes”) of California Municipal, Diversified Municipal, New York Municipal, Intermediate Duration and Short Duration Plus Portfolios are presented in separate financial reports. Each class of shares has identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

A.	Portfolio Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Portfolios’ Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Portfolios’ valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Portfolios’ portfolio investments, subject to the Board’s oversight.

46	Sanford C. Bernstein Fund, Inc.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolios generally value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

2022 Annual Report	47

Notes to Financial Statements (continued)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are: the value of collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of September 30, 2022:

EMERGING MARKETS PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2		LEVEL 3		TOTAL

Assets:
Common Stocks:

Financials	$29,471,414	$214,567,878		$0	(a)	$244,039,292

Consumer Discretionary	43,965,696	171,092,109		0		215,057,805

Information Technology	13,031,476	180,507,356		0		193,538,832

Industrials	17,506,539	53,324,420		1		70,830,960

Materials	42,324,529	20,160,001		0		62,484,530

Utilities	22,055,236	30,685,662		0		52,740,898

Real Estate	0	43,867,155		0		43,867,155

Communication Services	0	25,224,149		0		25,224,149

Energy	5,051,283	18,975,855		0	(a)	24,027,138

Consumer Staples	8,228,247	12,046,667		0	(a)	20,274,914

Health Care	10,004,284	9,326,503		0		19,330,787

Equity Linked Notes	0	25,362,301		0		25,362,301

Short-Term Investments	20,028,458	0		0		20,028,458

Total Investments in Securities	211,667,162	805,140,056	(b)	1	(a)	1,016,807,219

48	Sanford C. Bernstein Fund, Inc.

EMERGING MARKETS PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL

Other Financial Instruments (c):

Assets:

Forward Currency Exchange Contracts	$0	$3,126,768	$0		$3,126,768

Liabilities:

Forward Currency Exchange Contracts	0	(8,483,398)	0		(8,483,398)

Total	$211,667,162	$799,783,426	$1	(a)	$1,011,450,589

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL

Assets:

Long-Term Municipal Bonds	$0	$221,403,260	$0		$221,403,260

Short-Term Municipal Notes	0	9,345,000	0		9,345,000

Corporates—Investment Grade	0	3,840,540	0		3,840,540

Corporates—Non-Investment Grade	0	267,669	0		267,669

Total Investments in Securities	0	234,856,469	0		234,856,469

Other Financial Instruments (c):

Assets:

Centrally Cleared Inflation (CPI) Swaps	0	536,916	0		536,916	(d)

Interest Rate Swaps	0	66,649	0		66,649

Liabilities:

Centrally Cleared Inflation (CPI) Swaps	0	(139,179)	0		(139,179	)(d)

Total	$0	$235,320,855	$0		$235,320,855

CALIFORNIA MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3		TOTAL

Assets:

Long-Term Municipal Bonds	$0	$986,498,644	$0	(a)	$986,498,644

Short-Term Municipal Notes	0	37,535,092	0		37,535,092

Commercial Mortgage-Backed Securities	0	11,255,740	0		11,255,740

Governments—Treasuries	0	2,161,986	0		2,161,986

Corporates—Investment Grade	0	1,957,540	0		1,957,540

Collateralized Mortgage Obligations	0	565,234	0		565,234

Short-Term Investments	0	58,427,622	0		58,427,622

Total Investments in Securities	0	1,098,401,858	0	(a)	1,098,401,858

Other Financial Instruments (c):

Assets:

Centrally Cleared Inflation (CPI) Swaps	0	9,922,661	0		9,922,661	(d)

Centrally Cleared Interest Rate Swaps	0	5,977,878	0		5,977,878	(d)

Interest Rate Swaps	0	1,424,335	0		1,424,335

Liabilities:

Centrally Cleared Credit Default Swaps	0	(328,585)	0		(328,585	)(d)

Centrally Cleared Inflation (CPI) Swaps	0	(1,746,727)	0		(1,746,727	)(d)

Credit Default Swaps	0	(761,453)	0		(761,453)

Total	$0	$1,112,889,967	$0	(a)	$1,112,889,967

2022 Annual Report	49

Notes to Financial Statements (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Long-Term Municipal Bonds	$0	$4,963,212,545	$0	$4,963,212,545

Short-Term Municipal Notes	0	444,322,000	0	444,322,000

Corporates—Investment Grade	0	51,966,820	0	51,966,820

Commercial Mortgage-Backed Securities	0	20,755,734	0	20,755,734

Corporates—Non-Investment Grade	0	17,172,663	0	17,172,663

Collateralized Mortgage Obligations	0	3,125,124	0	3,125,124

Total Investments in Securities	0	5,500,554,886	0	5,500,554,886

Other Financial Instruments (c):

Assets:

Centrally Cleared Credit Default Swaps	0	1,525,557	0	1,525,557	(d)

Centrally Cleared Inflation (CPI) Swaps	0	45,693,030	0	45,693,030	(d)

Centrally Cleared Interest Rate Swaps	0	30,907,994	0	30,907,994	(d)

Interest Rate Swaps	0	6,568,374	0	6,568,374

Liabilities:

Centrally Cleared Inflation (CPI) Swaps	0	(8,010,489)	0	(8,010,489	)(d)

Centrally Cleared Interest Rate Swaps	0	(2,297,125)	0	(2,297,125	)(d)

Credit Default Swaps	0	(3,183,456)	0	(3,183,456)

Total	$0	$5,571,758,771	$0	$5,571,758,771

NEW YORK MUNICIPAL PORTFOLIO INVESTMENT IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Long-Term Municipal Bonds	$0	$1,291,725,278	$250,000	$1,291,975,278

Short-Term Municipal Notes	0	74,285,000	0	74,285,000

Governments—Treasuries	0	2,190,554	0	2,190,554

Corporates—Investment Grade	0	1,957,540	0	1,957,540

Collateralized Mortgage Obligations	0	949,577	0	949,577

Total Investments in Securities	0	1,371,107,949	250,000	1,371,357,949

Other Financial Instruments (c):

Assets:

Centrally Cleared Inflation (CPI) Swaps	0	12,968,479	0	12,968,479	(d)

Centrally Cleared Interest Rate Swaps	0	8,041,619	0	8,041,619	(d)

Interest Rate Swaps	0	1,951,207	0	1,951,207

Liabilities:

Centrally Cleared Inflation (CPI) Swaps	0	(2,262,208)	0	(2,262,208	)(d)

Centrally Cleared Interest Rate Swaps	0	(1,126,042)	0	(1,126,042	)(d)

Credit Default Swaps	0	(1,063,299)	0	(1,063,299)

Total	$0	$1,389,617,705	$250,000	$1,389,867,705

50	Sanford C. Bernstein Fund, Inc.

INTERMEDIATE DURATION PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Governments—Treasuries	$0	$1,236,707,238	$0	$1,236,707,238

Corporates—Investment Grade	0	693,778,472	0	693,778,472

Mortgage Pass-Throughs	0	519,260,321	0	519,260,321

Collateralized Mortgage Obligations	0	238,878,783	0	238,878,783

Asset-Backed Securities	0	157,349,601	0	157,349,601

Commercial Mortgage-Backed Securities	0	99,335,649	12,375,548	111,711,197

Collateralized Loan Obligations	0	84,321,764	0	84,321,764

Corporates—Non-Investment Grade	0	59,087,252	0	59,087,252

Local Governments—US Municipal Bonds	0	27,798,967	0	27,798,967

Emerging Markets—Corporate Bonds	0	13,087,972	0	13,087,972

Common Stocks	0	0	9,135,974	9,135,974

Quasi-Sovereigns	0	8,731,334	0	8,731,334

Emerging Markets—Sovereigns	0	8,662,214	0	8,662,214

Agencies	0	6,019,761	0	6,019,761
Governments—Sovereign Bonds	0	1,727,904	0	1,727,904

Short-Term Investments	0	64,470,728	0	64,470,728

Total Investments in Securities	0	3,219,217,960	21,511,522	3,240,729,482

Other Financial Instruments (c):
Assets:

Futures	924,469	0	0	924,469	(d)
Forward Currency Exchange Contracts	0	1,182,204	0	1,182,204
Centrally Cleared Credit Default Swaps	0	774,860	0	774,860	(d)
Centrally Cleared Interest Rate Swaps	0	2,464,228	0	2,464,228	(d)
Liabilities:
Futures	(13,990,539)	0	0	(13,990,539	)(d)
Forward Currency Exchange Contracts	0	(348,530)	0	(348,530)

Credit Default Swaps	0	(4,996,454)	0	(4,996,454)

Total	$(13,066,070)	$3,218,294,268	$21,511,522	$3,226,739,720

SHORT DURATION PLUS PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Governments—Treasuries	$0	$232,493,720	$0	$232,493,720
Corporates—Investment Grade	0	27,080,280	0	27,080,280

Asset-Backed Securities	0	18,366,340	0	18,366,340

Collateralized Mortgage Obligations	0	14,129,884	0	14,129,884

Commercial Mortgage-Backed Securities	0	6,695,729	876,837	7,572,566

Collateralized Loan Obligations	0	4,780,166	0	4,780,166

Agencies	0	3,898,491	0	3,898,491

Mortgage Pass-Throughs	0	1,606,371	0	1,606,371
Local Governments—US Municipal Bonds	0	863,281	0	863,281
Short-Term Investments:

U.S. Treasury Bills	0	17,165,600	0	17,165,600

Governments—Treasuries	0	6,779,481	0	6,779,481

Total Investments in Securities	0	333,859,343	876,837	334,736,180

2022 Annual Report	51

Notes to Financial Statements (continued)

SHORT DURATION PLUS PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Other Financial Instruments (c):

Assets:

Futures	$93,719	$0	$0	$93,719	(d)

Forward Currency Exchange Contracts	0	41,484	0	41,484

Centrally Cleared Interest Rate Swaps	0	449,586	0	449,586	(d)

Liabilities:

Futures	(1,314,713)	0	0	(1,314,713	)(d)

Credit Default Swaps	0	(404,231)	0	(404,231)

Total	$(1,220,994)	$333,946,182	$876,837	$333,602,025

(a)	The Portfolio held securities with zero market value at period end.

(b)

A significant portion of the Portfolio’s foreign equity investments are categorized as Level 2 investments since they are valued using fair value prices based on third party vendor modeling tools to the extent available, see Note 1.A.

(c)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(d)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

C.	Foreign Currency Translation

The accounting records of the Portfolios are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Portfolios do isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year, as required by the Internal Revenue Code.

The Emerging Markets Portfolio, Intermediate Duration Portfolio and Short Duration Plus Portfolio may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

52	Sanford C. Bernstein Fund, Inc.

D.	Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2022, the Portfolios did not have any unrecognized tax benefits.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Portfolios are informed of the dividend. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Portfolios amortize premiums and accrete discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H.	Distribution of Income and Gains

Net investment income of each Portfolio except the Emerging Markets Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Dividends from net investment income, if any, of the Emerging Markets Portfolio will be paid to shareholders at least once a year.

Distributions of net realized gains, less any available loss carryforwards, if any, for all the Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

2022 Annual Report	53

Notes to Financial Statements (continued)

Permanent differences have no effect on net assets. The effects of such permanent differences on each Portfolio, due to the utilization of earnings and profits distributed to shareholders on redemption of shares and distribution in excess of income which are reflected as adjustments to the components of net assets as of September 30, 2022, as shown below:

PORTFOLIO	INCREASE (DECREASE) TO ADDITIONAL PAID-IN CAPITAL	INCREASE (DECREASE) TO DISTRIBUTABLE EARNINGS/ ACCUMULATED LOSS

Emerging Markets Portfolio	$3,687,875	$(3,687,875)

Short Duration Diversified Municipal Portfolio	0	0

California Municipal Portfolio	(267,148)	267,148

Diversified Municipal Portfolio	(979,682)	979,682

New York Municipal Portfolio	(711,060)	711,060

Intermediate Duration Portfolio	(421,249)	421,249

Short Duration Plus Portfolio	0	0

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolios pay the Adviser an investment management fee, based on an annual rate, for such services as follows:

	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
PORTFOLIO			FIRST $2.5 BILLION	NEXT $2.5 BILLION	THEREAFTER
Emerging Markets			0.950%	0.900%	0.850%
				FIRST $750 MILLION	THEREAFTER
Short Duration Diversified Municipal				0.300%	0.250%
		FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
California Municipal and New York Municipal		0.425%	0.375%	0.325%	0.275%
	FIRST $1 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	NEXT $2 BILLION	THEREAFTER
Diversified Municipal	0.425%	0.375%	0.325%	0.275%	0.225%
		FIRST $2.5 BILLION	NEXT $2.5 BILLION	NEXT $3 BILLION	THEREAFTER
Intermediate Duration		0.450%	0.400%	0.350%	0.300%
				FIRST $750 MILLION	THEREAFTER
Short Duration Plus				0.350%	0.300%

54	Sanford C. Bernstein Fund, Inc.

Effective January 28, 2021, the Adviser has agreed to waive its fees and bear certain expenses of the Intermediate Duration Portfolio to the extent necessary to limit the total other expenses (exclusive of advisory fees, distribution and/or service (Rule 12b-1) fees, extraordinary expenses, interest expense, acquired fund fees and expenses other than the advisory fees of any affiliated funds in which the Portfolio may invest, expenses associated with securities sold short, and brokerage commission and other transaction costs) to 0.22%, 0.22% and 0.13% for Class A, Advisor Class and Class Z shares, respectively. For the year ended September 30, 2022, such reimbursements/waivers amounted to $35,166. The Expense Caps may not be terminated by the Adviser before January 28, 2023.

B.	Shareholder Servicing Fee; Transfer Agency Fee

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder servicing to the Fund, the Portfolios and individual shareholders. The Shareholder Servicing Agreement does not apply to the Retail Classes. Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. Under the agreement, the fee paid by each Portfolio, except the Emerging Markets Portfolio, to the Adviser for services is 0.10 of 1%, annualized, of the average daily net assets attributable to the Bernstein Class during the month, and the fee paid by the Emerging Markets Portfolio for services is 0.25 of 1%, annualized, of the average daily net assets attributable to the Bernstein Class during the month. Effective November 13, 2020, the Adviser voluntarily agreed to waive the shareholder servicing fee of 0.10 of 1%, annualized, of the average daily net assets attributable to the Bernstein Class of the Short Duration Diversified Municipal Portfolio and the Short Duration Plus Portfolio. For the year ended September 30, 2022, such waiver amounted to:

PORTFOLIO	AMOUNT
Short Duration Diversified Municipal	$245,118

Short Duration Plus	244,478

Under a Transfer Agency Agreement between the Fund on behalf of the Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Retail Classes compensate ABIS, a wholly owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub accounting services and/or networking services. For the year ended September 30, 2022, the compensation retained by ABIS amounted to: Emerging Markets Portfolio, $39,644; California Municipal Portfolio, $18,043; Diversified Municipal Portfolio, $161,109; New York Municipal Portfolio, $19,121; Intermediate Duration Portfolio $17,985 and Short Duration Plus Portfolio, $17,723. With respect to the Short Duration Plus Portfolio, for the year ended September 30, 2022, ABIS has voluntarily agreed to waive a portion of transfer agency fees in the amounts of $976 and $85 for Class A Shares and Class C Shares, respectively.

C.	Distribution Arrangements—the Portfolios Except the Retail Classes

Under the Distribution Agreement between the Fund, on behalf of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell SCB Class shares of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D.	Distribution Arrangements—the Retail Classes Only

The Retail Classes of the Intermediate Municipal Portfolios and the Fixed Income Taxable Portfolios and Class Z Shares of the Emerging Markets Portfolio have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Retail Distributor”), a wholly owned subsidiary of the Adviser, at an annual rate of up to 0.30 of 1% of the Class A Shares, and 1% of the Class C Shares of the respective average daily net assets attributable to the Retail Classes. Payments under the Agreement in

2022 Annual Report	55

Notes to Financial Statements (continued)

respect of Class A shares are currently limited to an annual rate of 0.25 of 1% of Class A shares’ average daily net assets. With respect to the Short Duration Plus Portfolio, the Retail Distributor voluntarily agreed to waive 0.55 of 1% to limit distribution service fees for Short Duration Plus Portfolio to 0.45 of 1% of the average daily net assets attributable to the Class C Shares. The fees are accrued daily and paid monthly. For the year ended September 30, 2022, such waiver amounted to $5,364. With respect to the Short Duration Plus Portfolio, for the year ended September 30, 2022, the Retail Distributor voluntarily agreed to waive additional distribution service fees in the amounts of $16,186 and $2,320 for Class A Shares and C Shares, respectively. The Agreement provides that the Retail Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Retail Distributor has advised the Fund, that it has incurred expenses in excess of the distribution costs reimbursed by each of the Retail Classes as follows:

	PORTFOLIO
	CALIFORNIA MUNICIPAL	DIVERSIFIED MUNICIPAL	NEW YORK MUNICIPAL	SHORT DURATION PLUS
Class C	$1,333,599	$3,271,259	$2,418,480	$1,035,786

There are no distribution and servicing fees on the Advisor Class and Class Z Shares.

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Retail Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

E.	Investments in Affiliated Issuers

The Emerging Markets Portfolio and the Short Duration Diversified Municipal Portfolio may invest in AB Government Money Market Portfolio (the “Government Money Market Portfolio”), advised by the Adviser, which has a contractual annual advisory fee rate of .20% of the portfolio’s average daily net assets and bears its own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Portfolios in Government Money Market Portfolio, the Adviser has contractually agreed to waive its advisory fee from the Portfolios in an amount equal to each Portfolio’s pro rata share of the effective advisory fee of Government Money Market Portfolio, as borne indirectly by the Portfolios as an acquired fund fee and expense. For the year ended September 30, 2022, such waivers amounted to:

PORTFOLIO	AMOUNT
Emerging Markets	$18,514
Short Duration Diversified Municipal	8,003

A summary of the Portfolios’ transactions in shares of the Government Money Market Portfolio for the year ended September 30, 2022 is as follows:

PORTFOLIO	MARKET VALUE 9/30/21 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	MARKET VALUE 9/30/22 (000)	DIVIDEND INCOME (000)
Emerging Markets	$23,229	$338,713	$341,914	$20,028	$159

Short Duration Diversified Municipal	0	199,814	199,814	$0	71

F.	Other Transactions with Affiliates

Class A Shares of the Retail Classes are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. The Intermediate Municipal Portfolio’s Class A shares are sold with a reduced front-end sales charge of up to 3.00% for purchases up to $500,000; purchases of $500,000 or more will not be subject to a sales charge. With respect to

56	Sanford C. Bernstein Fund, Inc.

purchases of $1,000,000 or more ($500,000 or more with respect to the Intermediate Municipal Portfolios), Class A Shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Effective March 7, 2022, the maximum sales charge for purchases of the Short Duration Plus Portfolio’s Class A shares is reduced from 4.25% to 2.25% and purchases in amounts of $500,000 or more, or by certain group retirement plans, may be subject to a 1%, 18-month contingent deferred sales charge, which may be subject to waiver in certain circumstances. Prior to March 7, 2022, purchases of the Short Duration Plus Portfolio’s Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, which may be subject to waiver in certain circumstances.

Class C Shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically converted to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares ten years after the end of the calendar month of purchase.

AllianceBernstein Investments, Inc. has advised the Fund, that it has retained front-end sales charges from sales of Class A Shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C Shares for the year ended September 30, 2022, as follows:

	FRONT-END SALES CHARGES CLASS A	CONTINGENT DEFERRED SALES CHARGES
PORTFOLIO		CLASS A	CLASS C
California Municipal	$0	$3,971	$5,757

Diversified Municipal	0	190,377	4,324

New York Municipal	0	0	177

Intermediate Duration	20	0	N/A

Short Duration Plus	486	4,364	122

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the year ended September 30, 2022, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

PORTFOLIO	PURCHASES EXCLUDING U.S. GOVERNMENT SECURITIES	PURCHASES OF U.S. GOVERNMENT SECURITIES	SALES EXCLUDING U.S. GOVERNMENT SECURITIES	SALES OF U.S. GOVERNMENT SECURITIES
Emerging Markets	$735,734,322	$0	$756,666,236	$0

Short Duration Diversified Municipal	87,411,586	0	104,466,462	0

California Municipal	270,595,900	0	421,806,844	1,847,719

Diversified Municipal	865,718,235	7,799,858	1,038,004,187	10,120,192

New York Municipal	213,165,721	0	396,473,428	3,263,190

Intermediate Duration	613,060,255	3,965,910,259	782,410,252	3,540,230,958

Short Duration Plus	39,090,097	181,713,533	25,124,668	92,580,188

2022 Annual Report	57

Notes to Financial Statements (continued)

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

		GROSS UNREALIZED		NET UNREALIZED APPRECIATION (DEPRECIATION)
PORTFOLIO	COST	APPRECIATION	(DEPRECIATION)
Emerging Markets Portfolio	$1,208,023,005	$67,065,690	$(258,576,142)	$(191,510,452)

Short Duration Diversified Municipal Portfolio	244,889,287	619,046	(10,186,701)	(9,567,655)

California Municipal Portfolio	1,174,379,850	18,527,221	(78,542,232)	(60,015,011)

Diversified Municipal Portfolio	5,876,832,465	90,604,078	(391,953,068)	(301,348,990)

New York Municipal Portfolio	1,473,370,418	24,478,301	(106,269,821)	(81,791,520)

Intermediate Duration Portfolio	3,675,642,378	12,204,774	(441,948,401)	(429,743,627)

Short Duration Plus Portfolio	345,417,082	912,439	(10,938,177)	(10,025,738)

B.	Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Each Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolios bear the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into futures, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolios to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolios to unlimited risk of loss. Each Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolios’ credit risk is subject to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended September 30, 2022, the Intermediate Duration Portfolio and Short Duration Plus Portfolio held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

The Emerging Markets Portfolio, Intermediate Duration Portfolio and Short Duration Plus Portfolio may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the

58	Sanford C. Bernstein Fund, Inc.

rate then prevailing in the currency-exchange market. Forward currency exchange contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward currency exchange contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, Emerging Markets Portfolio may commit a substantial portion or the entire value of the Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward currency exchange contracts would have on the investment program of the Portfolios and the flexibility of the Portfolios to purchase additional securities.

During the year ended September 30, 2022, Intermediate Duration Portfolio and Short Duration Plus Portfolio held forward currency exchange contracts for hedging and non-hedging purposes, Emerging Markets Portfolio held forward currency exchange contracts for hedging purposes.

•	Swaps

The Portfolios may enter into swaps to hedge their exposure to interest rates, credit risk, or currencies. Certain Portfolios may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolios in accordance with the terms of the respective swaps to provide value and recourse to the Portfolios or their counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolios, and/or the termination value at the end of the contract. Therefore, the Portfolios consider the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolios and the counterparty and by the posting of collateral by the counterparty to the Portfolios to cover the Portfolios’ exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolios accrue for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

2022 Annual Report	59

Notes to Financial Statements (continued)

At the time the Portfolios enter into a centrally cleared swap, the Portfolios deposit and maintain as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolios are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolios hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolios may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolios may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended September 30, 2022, the Short Duration Diversified Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio held interest rate swaps for hedging purposes, Intermediate Duration Portfolio and Short Duration Plus Portfolio held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended September 30, 2022, the Short Duration Diversified Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio held inflation (CPI) swaps for hedging purposes, Intermediate Duration Portfolio and Short Duration Plus Portfolio held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Fixed-Income Portfolios may enter into credit default swaps for multiple reasons, including to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults by corporate and sovereign issuers held by the Portfolios, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. The Portfolios may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolios receive/(pay) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolios will either

60	Sanford C. Bernstein Fund, Inc.

(i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolios for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If a Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If a Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the schedule of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended September 30, 2022, the California Municipal Portfolio, Diversified Municipal Portfolio, New York Municipal Portfolio, Intermediate Duration Portfolio and Short Duration Plus Portfolio held credit default swaps for hedging and non-hedging purposes.

A Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, a Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of a Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

A Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of a Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, a Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the year ended September 30, 2022, the Portfolios had entered into the following derivatives:

EMERGING MARKETS PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	$3,126,768	Unrealized depreciation on forward currency exchange contracts	$8,483,398

Total		$3,126,768		$8,483,398

2022 Annual Report	61

Notes to Financial Statements (continued)

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$4,895,727	$(5,072,692)

Total		$4,895,727	$(5,072,692)

SHORT DURATION DIVERSIFIED
MUNICIPAL PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$536,916	*	Receivable/Payable for variation margin on centrally cleared swaps	$138,186	*

Interest rate contracts	Unrealized appreciation on interest rate swaps	66,649

Total		$603,565			$138,186

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(10,075)	$159,138

Total		$(10,075)	$159,138

CALIFORNIA MUNICIPAL PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Credit contracts				Receivable/Payable for variation margin on centrally cleared swaps	$10,722	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$15,909,344	*	Receivable/Payable for variation margin on centrally cleared swaps	1,737,145	*

Interest rate contracts	Unrealized appreciation on interest rate swaps	1,424,335

Credit contracts				Market value on credit default swaps	761,453

Total		$17,333,679			$2,509,320

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

62	Sanford C. Bernstein Fund, Inc.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$1,131,168	$7,795,940

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	1,370,656	424,601

Total		$2,501,824	$8,220,541

DIVERSIFIED MUNICIPAL PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Credit contracts				Receivable/Payable for variation margin on centrally cleared swaps	$12,345	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$76,601,024	*	Receivable/Payable for variation margin on centrally cleared swaps	10,261,455	*

Interest rate contracts	Unrealized appreciation on interest rate swaps	6,568,374

Credit contracts				Market value on credit default swaps	3,183,456

Total		$83,169,398			$13,457,256

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$6,251,197	$36,125,444

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	3,701,195	1,816,427

Total		$9,952,392	$37,941,871

2022 Annual Report	63

Notes to Financial Statements (continued)

NEW YORK MUNICIPAL PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$21,010,098	*	Receivable/Payable for variation margin on centrally cleared swaps	$3,375,748	*

Interest rate contracts	Unrealized appreciation on interest rate swaps	1,951,207

Credit contracts				Market value on credit default swaps	1,063,299

Total		$22,961,305			$4,439,047

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$163,615	$10,375,733

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	434,951	610,817

Total		$598,566	$10,986,550

INTERMEDIATE DURATION PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable/Payable for variation margin on futures	$924,469	*	Receivable/Payable for variation margin on futures	$13,990,539	*

Credit contracts				Receivable/Payable for variation margin on centrally cleared swaps	1,098	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	2,464,228	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	1,182,204		Unrealized depreciation on forward currency exchange contracts	348,530

Credit contracts				Market value on credit default swaps	4,996,454

Total		$4,570,901			$19,336,621

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

64	Sanford C. Bernstein Fund, Inc.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(63,109,506)	$(9,164,905)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	4,042,569	929,448

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(1,054,349)	4,243,757

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(3,271,937)	13,925,196

Total		$(63,393,223)	$9,933,496

SHORT DURATION PLUS PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable/Payable for variation margin on futures	$93,719	*	Receivable/Payable for variation margin on futures	$1,314,713	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	449,586	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	41,484

Credit contracts				Market value on credit default swaps	404,231

Total		$584,789			$1,718,944

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

2022 Annual Report	65

Notes to Financial Statements (continued)

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(4,006,559)	$(1,178,470)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(18,611)	41,484

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(43,907)	490,129

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(238,458)	704,304

Total		$(4,307,535)	$57,447

EMERGING MARKETS PORTFOLIO

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$257,121,960

Average principal amount of sale contracts	$223,765,753

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

Interest Rate Swaps:

Average notional amount	$803,077

Centrally Cleared Interest Rate Swaps:

Average notional amount	$170,000	(a)

Centrally Cleared Inflation Swaps:

Average notional amount	$9,833,077

(a)	Positions were open for eight months during the year.

66	Sanford C. Bernstein Fund, Inc.

CALIFORNIA MUNICIPAL PORTFOLIO

Interest Rate Swaps:

Average notional amount	$17,162,308

Centrally Cleared Interest Rate Swaps:

Average notional amount	$126,618,462

Centrally Cleared Inflation Swaps:

Average notional amount	$136,637,692

Credit Default Swaps:

Average notional amount of sale contracts	$4,358,378

Centrally Cleared Credit Default Swaps:

Average notional amount of buy contracts	$22,824,911	(a)

Average notional amount of sale contracts	$8,300,000	(b)

(a)	Positions were open for nine months during the year.

(b)	Positions were open for one month during the year.

DIVERSIFIED MUNICIPAL PORTFOLIO

Interest Rate Swaps:

Average notional amount	$79,144,615

Centrally Cleared Interest Rate Swaps:

Average notional amount	$555,922,308

Centrally Cleared Inflation Swaps:

Average notional amount	$626,600,000

Credit Default Swaps:

Average notional amount of sale contracts	$18,221,337

Centrally Cleared Credit Default Swaps:

Average notional amount of buy contracts	$48,082,380	(a)

(a)	Positions were open for ten months during the year.

NEW YORK MUNICIPAL PORTFOLIO

Interest Rate Swaps:

Average notional amount	$23,510,769

Centrally Cleared Interest Rate Swaps:

Average notional amount	$180,478,462

Centrally Cleared Inflation Swaps:

Average notional amount	$176,825,385

Credit Default Swaps:

Average notional amount of sale contracts	$6,086,065

Centrally Cleared Credit Default Swaps:

Average notional amount of buy contracts	$18,300,000	(a)

(a)	Positions were open for one month during the year.

2022 Annual Report	67

Notes to Financial Statements (continued)

INTERMEDIATE DURATION PORTFOLIO

Futures:

Average notional amount of buy contracts	$586,231,048

Average notional amount of sale contracts	$189,101,072	(a)

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$74,841,295	(b)

Average principal amount of sale contracts	$199,432,974

Centrally Cleared Interest Rate Swaps:

Average notional amount	$74,383,188

Centrally Cleared Inflation Swaps:

Average notional amount	$105,735,000	(a)

Credit Default Swaps:

Average notional amount of buy contracts	$83,709,167	(a)

Average notional amount of sale contracts	$48,810,916

Centrally Cleared Credit Default Swaps:

Average notional amount of buy contracts	$46,346,414	(c)

(a)	Positions were open for five months during the year.

(b)	Positions were open for ten months during the year.

(c)	Positions were open for nine months during the year.

SHORT DURATION PLUS PORTFOLIO

Futures:

Average notional amount of buy contracts	$98,051,677

Average notional amount of sale contracts	$13,136,221

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$5,678,729	(a)

Average principal amount of sale contracts	$6,157,895	(b)

Centrally Cleared Interest Rate Swaps:

Average notional amount	$2,830,000

Centrally Cleared Inflation Swaps:

Average notional amount	$10,890,000	(c)

Credit Default Swaps:

Average notional amount of buy contracts	$5,098,833	(d)

Average notional amount of sale contracts	$2,443,287

Centrally Cleared Credit Default Swaps:

Average notional amount of buy contracts	$1,196,430	(d)

(a)	Positions were open for one month during the year.

(b)	Positions were open for seven months during the year.

(c)	Positions were open for two months during the year.

(d)	Positions were open for five months during the year.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

68	Sanford C. Bernstein Fund, Inc.

All OTC derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolios as of September 30, 2022. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

EMERGING MARKETS PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Barclays Bank PLC	$281,098	$(281,098)	$0	$0	$0

BNP Paribas SA	132,301	(30,426)	0	0	101,875

Citibank, NA	459,758	(459,758)	0	0	0

Goldman Sachs Bank USA	15,665	(15,665)	0	0	0

HSBC Bank USA	494,135	(494,135)	0	0	0

JPMorgan Chase Bank, NA	344,085	0	(270,000)	0	74,085

Morgan Stanley Capital Services, Inc.	1,004,840	(114,113)	(580,000)	0	310,727

State Street Bank & Trust Co.	394,886	(394,886)	0	0	0

Total	$3,126,768	$(1,790,081)	$(850,000)	$0	$486,687	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Bank of America, NA	$2,865,325	$0	$0	$0	$2,865,325

Barclays Bank PLC	852,711	(281,098)	(521,000)	0	50,613

BNP Paribas SA	30,426	(30,426)	0	0	0

Citibank, NA	2,359,917	(459,758)	0	0	1,900,159

Deutsche Bank AG	476,675	0	0	0	476,675

Goldman Sachs Bank USA	315,954	(15,665)	(290,000)	0	10,289

HSBC Bank USA	583,427	(494,135)	0	0	89,292

Morgan Stanley Capital Services, Inc.	114,113	(114,113)	0	0	0

State Street Bank & Trust Co.	624,755	(394,886)	0	0	229,869

UBS AG	260,095	0	0	0	260,095

Total	$8,483,398	$(1,790,081)	$(811,000)	$0	$5,882,317	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2022 Annual Report	69

Notes to Financial Statements (continued)

SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Citibank, NA	$66,649	$0	$0	$0	$66,649

Total	$66,649	$0	$0	$0	$66,649	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

CALIFORNIA MUNICIPAL PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Citibank, NA/Citigroup Global Markets, Inc.	$1,424,335	$(244,695)	$(1,179,640)	$0	$0

Total	$1,424,335	$(244,695)	$(1,179,640)	$0	$0	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Citibank, NA/Citigroup Global Markets, Inc.	$244,695	$(244,695)	$0	$0	$0

Credit Suisse International	343,539	0	(343,539)	0	0

Goldman Sachs International	173,219	0	0	(173,219)	0

Total	$761,453	$(244,695)	$(343,539)	$(173,219)	$0	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

70	Sanford C. Bernstein Fund, Inc.

DIVERSIFIED MUNICIPAL PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Citibank, NA/Citigroup Global Markets, Inc.	$6,568,374	$(351,267)	$(6,217,107)	$0	$0

Total	$6,568,374	$(351,267)	$(6,217,107)	$0	$0	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Citibank, NA/Citigroup Global Markets, Inc.	$351,267	$(351,267)	$0	$0	$0

Credit Suisse International	2,003,605	0	(2,003,605)	0	0

Goldman Sachs International	828,584	0	(828,584)	0	0

Total	$3,183,456	$(351,267)	$(2,832,189)	$0	$0	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

NEW YORK MUNICIPAL PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Citibank, NA/Citigroup Global Markets, Inc.	$1,951,207	$(117,357)	$(1,833,850)	$0	$0

Total	$1,951,207	$(117,357)	$(1,833,850)	$0	$0	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Citibank, NA/Citigroup Global Markets, Inc.	$117,357	$(117,357)	$0	$0	$0

Credit Suisse International	669,210	0	(669,210)	0	0

Goldman Sachs International	276,732	0	0	(276,732)	0

Total	$1,063,299	$(117,357)	$(669,210)	$(276,732)	$0	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2022 Annual Report	71

Notes to Financial Statements (continued)

INTERMEDIATE DURATION PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Citibank, NA/Citigroup Global Markets, Inc.	$1,182,022	$(840,013)	$0	$0	$342,009

State Street Bank & Trust Co.	182	0	0	0	182

Total	$1,182,204	$(840,013)	$0	$0	$342,191	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Bank of America, NA	$348,530	$0	$0	$0	$348,530

Citibank, NA/Citigroup Global Markets, Inc.	840,013	(840,013)	0	0	0

Credit Suisse International	855,145	0	0	(829,653)	25,492

Goldman Sachs International	2,675,391	0	0	(2,632,950)	42,441

JPMorgan Securities, LLC	304,421	0	(304,421)	0	0

Morgan Stanley Capital Services LLC	321,484	0	0	(321,484)	0

Total	$5,344,984	$(840,013)	$(304,421)	$(3,784,087)	$416,463	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

SHORT DURATION PLUS PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$41,164	$0	$0	$0	$41,164

State Street Bank & Trust Co.	320	0	0	0	320

Total	$41,484	$0	$0	$0	$41,484	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Citigroup Global Markets, Inc.	$22,699	$0	$0	$0	$22,699

Credit Suisse International	220,386	0	0	(220,386)	0

Deutsche Bank AG	71,638	0	(71,638)	0	0

Goldman Sachs International	60,691	0	0	0	60,691

JPMorgan Securities, LLC	28,817	0	0	0	28,817

Total	$404,231	$0	$(71,638)	$(220,386)	$112,207	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

72	Sanford C. Bernstein Fund, Inc.

C.	Currency Transactions

The Emerging Markets, Intermediate Duration and Short Duration Plus Portfolios may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolios and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D.	TBA and Dollar Rolls

The Portfolios may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Intermediate Duration Portfolio may enter into certain TBA transactions known as dollar rolls. Dollar rolls involve sales by the Portfolios of securities for delivery in the current month and the Portfolios simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolios are obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the year ended September 30, 2022, Intermediate Duration Portfolio earned drop income of $3,305,460, which is included in interest income in the accompanying statement of operations.

NOTE 4.	Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2022 and September 30, 2021 were as follows:

PORTFOLIO	2022	2021
Emerging Markets

Distributions paid from:

Ordinary income	$31,590,201	$25,337,814

Long-term capital gains	96,118,112	0

Total distributions paid	$127,708,313	$25,337,814

Short Duration Diversified Municipal

Distributions paid from:

Ordinary income	$125,273	$23,327

Long-term capital gains	0	0

Total taxable distributions	125,273	23,327

Tax exempt distributions	1,722,584	1,911,615

Total distributions paid	$1,847,857	$1,934,942

2022 Annual Report	73

Notes to Financial Statements (continued)

PORTFOLIO	2022	2021
California Municipal

Distributions paid from:

Ordinary income	$577,641	$412,224

Long-term capital gains	0	0

Total taxable distributions	577,641	412,224

Tax exempt distributions	20,878,576	22,592,812

Total distributions paid	$21,456,217	$23,005,036

Diversified Municipal

Distributions paid from:

Ordinary income	$3,126,374	$3,286,540

Long-term capital gains	0	0

Total taxable distributions	3,126,374	3,286,540

Tax exempt distributions	117,272,032	118,404,005

Total distributions paid	$120,398,406	$121,690,545

New York Municipal

Distributions paid from:

Ordinary income	$938,188	$965,122

Long-term capital gains	0	0

Total taxable distributions	938,188	965,122

Tax exempt distributions	30,193,428	32,163,171

Total distributions paid	$31,131,616	$33,128,293

Intermediate Duration

Distributions paid from:

Ordinary income	$59,305,742	$90,958,859

Long-term capital gains	37,219,499	45,450,546

Total distributions paid	$96,525,241	$136,409,405

Short Duration Plus

Distributions paid from:

Ordinary income	$1,831,719	$2,361,508

Long-term capital gains	0	0

Total distributions paid	$1,831,719	$2,361,508

74	Sanford C. Bernstein Fund, Inc.

As of September 30, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

PORTFOLIO	UNDISTRIBUTED ORDINARY INCOME(a)	UNDISTRIBUTED LONG-TERM CAPITAL GAINS	ACCUMULATED CAPITAL AND OTHER LOSSES(b)	UNREALIZED APPRECIATION/ (DEPRECIATION)(c)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)(d)
Emerging Markets	$16,525,771	$0	$(29,474,161)	$(191,627,577)	$(204,575,967)

Short Duration Diversified Municipal	51,225	0	(1,797,799)	(9,567,655)	(11,314,229)

California Municipal	0	0	(8,421,400)	(60,015,011)	(68,436,411)

Diversified Municipal	0	0	(30,424,611)	(301,473,873)	(331,898,484)

New York Municipal	0	0	(22,914,638)	(81,931,357)	(104,845,995)

Intermediate Duration	0	0	(148,662,338)	(429,818,769)	(578,481,107)

Short Duration Plus	141,322	0	(17,190,991)	(10,032,924)	(27,082,593)

(a)	Includes tax exempt income as shown below:

Short Duration Diversified Municipal	$51,225

(b)

As of September 30, 2022 certain Portfolios had capital loss carryforwards for federal income tax purposes. As of September 30, 2022 Emerging Markets Portfolio, and Intermediate Duration Portfolio deferred $29,474,161, and $148,662,338, respectively, in post-October losses. These losses will be treated as arising on October 1, 2022. As of September 30, 2022 Short Duration Plus Portfolio deferred $1,192 in straddle losses.

(c)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), the tax treatment of callable bonds, and the realization for tax purposes of gains/losses on certain derivative instruments.

(d)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the tax treatment of the accrual of foreign capital gains tax, and dividends payable to shareholders.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses.

2022 Annual Report	75

Notes to Financial Statements (continued)

As of September 30, 2022, the following Portfolios had net capital loss carryforwards as follows:

PORTFOLIO	SHORT-TERM AMOUNT	LONG-TERM AMOUNT
Emerging Markets	$0	$0
Short Duration Diversified Municipal	785,259	1,012,540
California Municipal	8,421,400	0
Diversified Municipal	30,424,611	0
New York Municipal	22,914,638	0
Intermediate Duration Portfolio	0	0
Short Duration Plus	5,479,273	11,710,526

NOTE 5.	Risks Involved in Investing in the Portfolios

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The Portfolios may be subject to greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential government fiscal and monetary policy initiatives and resulting market reaction to those initiatives.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk—The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. There have been some municipal issuers that have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may get worse, particularly in light of the economic impact of the recent spread of an infectious coronavirus (COVID-19). To the extent the Portfolios invest in a particular state’s municipal securities, it may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, wildfires, flooding and earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

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In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Puerto Rico continues to face a very challenging economic and fiscal environment, worsened by the spread of COVID-19 and the adverse effect that related governmental and public responses have had on Puerto Rico’s economy. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities. Rates of inflation have recently risen, which could adversely affect economies and markets.

Non-diversification Risk—Concentration of investments in a small number of securities tends to increase risk. The New York Municipal and California Municipal Portfolios are “non-diversified”, meaning they can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolios’ net asset value.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities, such as less liquid, less transparent, less regulated and more volatile markets. These risks include risks related to unfavorable or unsuccessful government actions, reduction of government or central bank support, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, and adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Country Concentration Risk—The Portfolios may not always be diversified among countries or regions and the effect on the share price of the Portfolios of specific risks such as political, regulatory and currency may be magnified due to concentration of the Portfolios’ investments in a particular country or region.

Emerging-Markets Securities Risk—The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. Emerging markets typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a pandemic. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Derivatives Risk—The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some

2022 Annual Report	77

Notes to Financial Statements (continued)

derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolios. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders, including the proportion of income consisting of exempt-interest dividends. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives, and may impose additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Mortgage-Related and Asset-Related Securities Risk—Mortgage- and asset-related securities represent interests in “pools” of mortgages, or other assets including consumer loans or receivables held in trust. Mortgage- and asset-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities. Asset-related securities entail certain risks not presented by mortgage-backed securities, including the risk that it may be difficult to perfect the liens securing any collateral backing certain asset-backed securities.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk—The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Management Risk—The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could also have an adverse effect on the value or performance of the Portfolios.

Illiquid Investments Risk—Illiquid investments risk exists when particular investments are difficult or impossible to purchase or sell, possibly preventing the Portfolios from purchasing or selling these securities at an advantageous price. The municipal Portfolios are subject to greater risk because the market for municipal securities is generally smaller and may not be as liquid as many other fixed income markets, which may make municipal securities more difficult to trade or dispose of than other types of securities. Illiquid securities may also be difficult to value. If the Portfolios are forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the Portfolios may be forced to sell at a substantial loss or may not be able to sell at all.

Redemption Risk—The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolios’ net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

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Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolios.

Market Risk—The Portfolios are subject to market risk, which is the risk that stock or bond prices in general or in particular countries or sectors may decline over short or extended periods. Stock or bond prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest-rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; public health crises (including the occurrence of a contagious disease or illness); policy and legislative changes; cybersecurity events; and other factors.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, sanctions, regional and global conflicts, terrorism, natural disasters (including the spread of infectious illness) and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Tax Risk—There is no guarantee that the income on the Portfolios’ municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. From time to time, the U.S. Government and the U.S Congress consider changes in U.S. federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

Capitalization Risk—Investments in small-capitalization companies may be more volatile than investments in large-capitalization companies. Investments in small-capitalization companies may have additional risks because these companies have limited product lines, markets or financial resources. The prices of securities of small-capitalization companies generally are more volatile than those of large-capitalization companies and are more likely to be adversely affected than large capitalization companies by changes in earnings results and investor expectations or poor economic or market conditions, including those experienced during a recession. Securities of small-capitalization companies may underperform large capitalization companies, may be harder to sell at times or at prices the portfolio managers believe appropriate and may have greater potential for losses.

Allocation Risk—The allocation of investments among investment disciplines may have a significant effect on the Portfolios’ performance when the investment disciplines in which the Portfolios have greater exposure perform worse than the investment disciplines with less exposure. Different investment styles tend to shift in and out of favor depending on market conditions and investor sentiment. The Portfolios may allocate a significant portion of its assets to securities of companies in broadly related industries within an economic sector. Companies in the same sector may be similarly affected by economic or market events, making the Portfolios more vulnerable to unfavorable developments in that sector than funds that invest more broadly.

Lower-rated Securities Risk—Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

2022 Annual Report	79

Notes to Financial Statements (continued)

Riskier than a Money-Market Fund—Although the Short Duration Portfolios maintain a short overall duration, they invest in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolios is greater than for a money-market fund since the credit quality of the Portfolios’ securities may be lower and the effective duration of the Portfolios will be longer.

LIBOR Transition and Associated Risk—The Portfolios may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. Dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the secured overnight funding rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolios’ performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting the Portfolios’ performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Cybersecurity Risk—As the use of the internet and other technologies has become more prevalent in the course of business, the Portfolios have become more susceptible to operational and financial risks associated with cybersecurity. Cybersecurity incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cybersecurity failures or breaches of the Portfolios or their service providers or the issuers of securities in which the Portfolios invest have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cybersecurity, there is no guarantee that those measures will be effective, particularly since the Portfolios do not control the cybersecurity defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.

Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio assets, customer data (including private shareholder information), or proprietary information, or cause the Portfolios, the Adviser, and/or its service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the

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Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. Cybersecurity incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.	Capital-Share Transactions

The Fund has authorized 17.5 billion shares of common stock, par value $0.001 per share, of which 10.0 billion shares are allocated to the SCB Portfolios. The allocation is as follows:

	ALLOCATION OF SHARES (IN MILLIONS)
PORTFOLIO	BERNSTEIN CLASS SHARES	CLASS A SHARES	CLASS B SHARES	CLASS C SHARES	ADVISOR CLASS SHARES	CLASS R SHARES	CLASS Z SHARES	CLASS T SHARES	TOTAL

Emerging Markets	200	0	0	0	0	0	300	0	500

Short Duration Diversified Municipal	100	0	0	0	0	0	0	0	100

California Municipal	200	200	200	200	200	0	200	300	1,500

Diversified Municipal	800	400	400	400	400	0	600	300	3,300

New York Municipal	400	200	200	200	200	0	200	300	1,700

Intermediate Duration	600	300	0	0	300	0	400	0	1,600

Short Duration Plus	200	200	200	200	0	200	0	300	1,300

Share transactions for each Portfolio for the years ended September 30, 2022 and September 30, 2021, were as follows:

	EMERGING MARKETS PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21
Emerging Markets Class Shares

Shares sold	3,685,661	2,461,861	$104,232,916	$82,805,399

Shares issued to shareholders on reinvestment of dividends and distributions	3,307,543	546,878	100,979,276	17,297,744

Shares redeemed	(3,607,740)	(5,227,186)	(100,444,166)	(173,177,064)

Net increase (decrease)	3,385,464	(2,218,447)	$104,768,026	$(73,073,921)

Class Z Shares

Shares sold	0	4,681	$0	$163,631

Shares issued to shareholders on reinvestment of dividends and distributions	649,984	132,229	19,850,514	4,182,401

Shares redeemed	(217,209)	(258,591)	(6,074,943)	(8,670,765)

Net increase (decrease)	432,775	(121,681)	$13,775,571	$(4,324,733)

2022 Annual Report	81

Notes to Financial Statements (continued)

	SHORT DURATION DIVERSIFIED MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21

Shares sold	15,864,467	15,056,765	$198,031,690	$192,716,676

Shares issued to shareholders on reinvestment of dividends	126,694	136,252	1,578,267	1,743,346

Shares redeemed	(19,443,823)	(9,571,835)	(243,044,047)	(122,468,926)

Net increase (decrease)	(3,452,662)	5,621,182	$(43,434,090)	$71,991,096

	CALIFORNIA MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21
Municipal Class Shares

Shares sold	12,311,797	19,982,069	$174,656,807	$293,044,170

Shares issued to shareholders on reinvestment of dividends	1,009,552	1,090,793	14,102,842	15,982,582

Shares redeemed	(26,842,110)	(22,550,649)	(375,193,360)	(330,321,867)

Net decrease	(13,520,761)	(1,477,787)	$(186,433,711)	$(21,295,115)

Class A Shares

Shares sold	1,171,581	940,394	$16,109,805	$13,771,691

Shares issued to shareholders on reinvestment of dividends	42,872	55,191	599,060	808,608

Shares converted from Class C	25,586	131,264	355,254	1,921,098

Shares redeemed	(2,160,119)	(1,574,539)	(30,181,052)	(23,093,266)

Net decrease	(920,080)	(447,690)	$(13,116,933)	$(6,591,869)

Class C Shares

Shares sold	48,267	141,129	$703,388	$2,063,877

Shares issued to shareholders on reinvestment of dividends	1,270	1,942	17,673	28,429

Shares converted to Class A	(25,591)	(131,267)	(355,254)	(1,921,098)

Shares redeemed	(79,832)	(134,690)	(1,134,319)	(1,971,831)

Net decrease	(55,886)	(122,886)	$(768,512)	$(1,800,623)

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	CALIFORNIA MUNICIPAL PORTFOLIO

	SHARES		AMOUNT
	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21
Advisor Class Shares

Shares sold	8,408,826	2,797,559	$116,124,287	$40,999,128

Shares issued to shareholders on reinvestment of dividends	72,507	56,837	1,009,693	833,006

Shares redeemed	(6,432,742)	(1,330,980)	(89,513,747)	(19,486,966)

Net increase	2,048,591	1,523,416	$27,620,233	$22,345,168

	DIVERSIFIED MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21
Municipal Class Shares

Shares sold	50,300,036	73,607,966	$719,443,646	$1,093,125,452

Shares issued to shareholders on reinvestment of dividends	5,053,908	5,111,537	71,413,394	75,879,414

Shares redeemed	(98,087,052)	(57,770,058)	(1,380,384,877)	(857,673,588)

Net increase (decrease)	(42,733,108)	20,949,445	$(589,527,837)	$311,331,278

Class A Shares

Shares sold	5,709,516	8,229,620	$80,501,672	$122,336,323

Shares issued to shareholders on reinvestment of dividends	219,371	220,597	3,102,384	3,277,635

Shares converted from Class C	177,812	1,023,362	2,519,088	15,211,937

Shares redeemed	(10,147,772)	(4,311,216)	(143,973,903)	(64,037,021)

Net increase (decrease)	(4,041,073)	5,162,363	$(57,850,759)	$76,788,874

Class C Shares

Shares sold	252,296	301,438	$3,523,929	$4,464,752

Shares issued to shareholders on reinvestment of dividends	8,337	13,520	117,462	200,537

Shares converted to Class A	(177,882)	(1,023,988)	(2,519,088)	(15,211,937)

Shares redeemed	(319,560)	(405,947)	(4,525,288)	(6,032,366)

Net decrease	(236,809)	(1,114,977)	$(3,402,985)	$(16,579,014)

2022 Annual Report	83

Notes to Financial Statements (continued)

	DIVERSIFIED MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21
Advisor Class Shares

Shares sold	24,470,151	13,792,657	$343,696,163	$204,707,508

Shares issued to shareholders on reinvestment of dividends	444,293	356,998	6,259,866	5,297,134

Shares redeemed	(20,054,547)	(9,015,014)	(280,936,037)	(133,843,446)

Net increase	4,859,897	5,134,641	$69,019,992	$76,161,196

Class Z Shares

Shares sold	13,103,740	8,059,482	$184,345,229	$119,988,336

Shares issued to shareholders on reinvestment of dividends	613,484	583,322	8,662,120	8,663,484

Shares redeemed	(12,632,970)	(9,253,954)	(177,063,628)	(137,584,099)

Net increase (decrease)	1,084,254	(611,150)	$15,943,721	$(8,932,279)

	NEW YORK MUNICIPAL PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21
Municipal Class Shares

Shares sold	12,059,783	18,171,016	$165,908,471	$259,243,369

Shares issued to shareholders on reinvestment of dividends	1,603,025	1,644,557	21,850,536	23,484,985

Shares redeemed	(27,280,993)	(20,055,429)	(368,640,545)	(286,380,791)

Net decrease	(13,618,185)	(239,856)	$(180,881,538)	$(3,652,437)

Class A Shares

Shares sold	471,554	1,142,049	$6,366,675	$16,280,053

Shares issued to shareholders on reinvestment of dividends	85,207	85,477	1,160,365	1,219,720

Shares converted from Class C	113,133	675,324	1,531,169	9,671,456

Shares redeemed	(1,374,303)	(2,123,188)	(18,878,182)	(30,214,231)

Net decrease	(704,409)	(220,338)	$(9,819,973)	$(3,043,002)

84	Sanford C. Bernstein Fund, Inc.

	NEW YORK MUNICIPAL PORTFOLIO

	SHARES		AMOUNT
	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21
Class C Shares

Shares sold	36,928	38,046	$511,114	$544,495

Shares issued to shareholders on reinvestment of dividends	3,839	7,441	52,286	105,971

Shares converted to Class A	(113,130)	(675,309)	(1,531,169)	(9,671,456)

Shares redeemed	(129,865)	(151,700)	(1,788,068)	(2,152,932)

Net decrease	(202,228)	(781,522)	$(2,755,837)	$(11,173,922)

Advisor Class Shares

Shares sold	2,313,427	1,349,204	$31,324,777	$19,276,461

Shares issued to shareholders on reinvestment of dividends	60,903	55,610	830,273	793,581

Shares redeemed	(2,328,084)	(1,275,182)	(31,563,707)	(18,069,998)

Net increase	46,246	129,632	$591,343	$2,000,044

	INTERMEDIATE DURATION PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21
Intermediate Duration Class Shares

Shares sold	31,316,820	56,202,237	$395,481,316	$766,539,667

Shares issued to shareholders on reinvestment of dividends and distributions	6,326,514	8,742,347	80,755,796	120,132,573

Shares redeemed	(45,054,689)	(43,516,801)	(560,890,334)	(592,800,321)

Net increase (decrease)	(7,411,355)	21,427,783	$(84,653,222)	$293,871,919

Class A Shares

Shares sold	2,869	91,115	$36,572	$1,253,106

Shares issued to shareholders on reinvestment of dividends and distributions	1,293	2,397	16,533	32,805

Shares redeemed	(81,780)	(13,955)	(1,086,408)	(188,928)

Net increase (decrease)	(77,618)	79,557	$(1,033,303)	$1,096,983

Advisor Class Shares

Shares sold	0	99	$0	$1,324

Shares issued to shareholders on reinvestment of dividends and distributions	2	1	33	12

Net increase	2	100	$33	$1,336

There were no transactions in capital shares of Class Z shares for the year ended September 30, 2022 and the year ended September 30, 2021.

2022 Annual Report	85

Notes to Financial Statements (continued)

	SHORT DURATION PLUS PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21
Short Duration Plus Class Shares

Shares sold	16,273,311	7,565,938	$183,646,854	$88,810,032

Shares issued to shareholders on reinvestment of dividends	117,287	173,295	1,321,157	2,032,240

Shares redeemed	(7,977,343)	(5,820,632)	(91,363,133)	(68,260,080)

Net increase	8,413,255	1,918,601	$93,604,878	$22,582,192

Class A Shares

Shares sold	659,486	369,544	$7,508,658	$4,346,934

Shares issued to shareholders on reinvestment of dividends	2,223	5,309	24,860	62,373

Shares converted from Class C	7,817	42,791	88,635	501,872

Shares redeemed	(733,314)	(582,041)	(8,329,493)	(6,835,781)

Net decrease	(63,788)	(164,397)	$(707,340)	$(1,924,602)

Class C Shares

Shares sold	65,930	47,374	$734,582	$556,021

Shares issued to shareholders on reinvestment of dividends	111	455	1,244	5,340

Shares converted to Class A	(7,835)	(42,872)	(88,635)	(501,872)

Shares redeemed	(29,129)	(169,283)	(328,116)	(1,982,510)

Net increase (decrease)	29,077	(164,326)	$319,075	$(1,923,021)

At September 30, 2022, certain AllianceBernstein mutual funds owned 15% of Emerging Markets Portfolio in aggregate of the Portfolio’s shares outstanding. At September 30, 2022, a shareholder of the Short Duration Plus Portfolio owned 22% of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolios’ performance.

NOTE 7.	Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE 8.	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

86	Sanford C. Bernstein Fund, Inc.

2022 Federal Tax Information (Unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended September 30, 2022. For foreign shareholders, the following percentages of dividends paid by each Portfolio may be considered to be qualifying to be taxed as interest-related dividends:

PORTFOLIO	% OF QUALIFIED INTEREST INCOME (FOREIGN SHAREHOLDERS)
Short Duration Plus	88.56%

Intermediate Duration	99.00%

For the taxable year ended September 30, 2022, each Portfolio designates the following amounts as the maximum amount that may be considered qualified dividend income for individual shareholders:

PORTFOLIO	QUALIFIED DIVIDEND INCOME
Emerging Markets	$27,074,558

Certain Portfolios intend to make an election to pass through foreign taxes paid by the Portfolios to their shareholders. For the taxable year ended September 30, 2022, the maximum amounts of foreign taxes that may be passed through and the foreign source income for information reporting purposes is as follows:

PORTFOLIO	FOREIGN TAXES TO PASS THROUGH	FOREIGN SOURCE INCOME
Emerging Markets	$4,622,525	$21,677,613

For the taxable year ended September 30, 2022, the long-term capital gain designation is as follows:

PORTFOLIO	LONG-TERM CAPITAL GAIN DISTRIBUTIONS
Emerging Markets	$96,118,112
Intermediate Duration	37,219,499

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2023.

2022 Annual Report	87

Sanford C. Bernstein Fund, Inc.

BOARD OF DIRECTORS

Debra Perry*^

Chair

Beata D. Kirr

President

R. Jay Gerken*^

Director

Jeffrey R. Holland*

Director

William Kristol*

Director

Michelle McCloskey*

Director

Donald K. Peterson*

Director

OFFICERS

Henry S. Mallari-D’Auria(1)

Vice President

Sergey Davalchenko(1)

Vice President

Nelson Yu(1)

Vice President

Daryl Clements(1)

Vice President

Terrance T. Hults(1)

Vice President

Matthew J. Norton(1)

Vice President

Andrew Potter(1)

Vice President

Michael Canter(1)

Vice President

Janaki Rao(1)

Vice President

Emilie D. Wrapp

Secretary

Michael B. Reyes

Senior Vice President

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Phyllis J. Clarke

Controller

Vincent S. Noto

Chief Compliance Officer

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue New York, NY 10017

LEGAL COUNSEL

Willkie Farr & Gallagher LLP
787 Seventh Avenue New York, NY 10019

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company

State Street Corporation CCB/5 1 Iron Street Boston, MA 02210

DISTRIBUTORS+

Sanford C. Bernstein & Co., LLC

1345 Avenue of the Americas

New York, NY 10105

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

TRANSFER AGENTS

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

DST Asset Manager Solutions

2000 Crown Colony Drive Quincy, MA 02169

INVESTMENT ADVISER

AllianceBernstein L.P.

501 Commerce Street

Nashville, TN 37203

* Member of the Audit Committee, the Governance, Nominating and Compensation Committee, and the Independent Directors Committee.

^ Member of the Pricing Committee.

(1) The day-to-day management of, and investment decisions for, the Emerging Markets Portfolio are made by the Emerging Markets Team; Messrs. Mallari-D’Auria, Davalchenko and Yu are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s Portfolio. The day-to-day management of, and investment decisions for, the Short Duration Plus Portfolio are made by the U.S. Investment Grade: Liquid Markets Structured Products Investment Team; Messrs. Canter and Rao are the professionals with the most significant responsibility for the day-to-day management of the Fund’s Portfolio. The day-to-day management of, and investment decisions for, the Intermediate Duration Portfolio are made by the U.S. Investment Grade: Core Fixed Income Team; Messrs. Canter and Rao are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s Portfolio. The day-to-day management of, and investment decisions for, the Fixed Income Municipal Portfolios are made by the Municipal Bond Investment Team; Messrs. Clements, Hults, Norton and Potter are the investment professionals with the most significant responsibility for the day-to-day management of the Funds’ Portfolios.

+ Sanford C. Bernstein & Co., LLC acts as distributor to sell SCB Class shares of the Portfolios. AllianceBernstein Investments, Inc. acts as the principal underwriter and distributor of the Portfolios’ Class A, Class C, Class Z and Advisor Class shares. Advisor Class shares and Class Z shares are not subject to the Rule 12b-1 asset based sales charges.

88	Sanford C. Bernstein Fund, Inc.

DIRECTORS’ INFORMATION
Name, Address+, Age, (Year of Election*)	Principal Occupation(s) During Past Five (5) Years and Other Information	Portfolios in Fund Complex Overseen By Director	Other Directorships Currently Held by Director
INTERESTED DIRECTOR
Beata D. Kirr,** c/o AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 48 (2019)	Senior Vice President of the Investment Adviser with which she has been associated since prior to 2017. She is the Co-Head of Investment Strategies since April 2020 and a National Managing Director since 2017. She was previously the Head of Private Client Core Asset Strategies. She joined the firm in 2007 as a Senior Portfolio Manager. Prior to joining AB, she was a director at Harris Alternatives, a global fund of hedge funds, and was with Goldman Sachs, where she advised clients in the Equities, M&A and Equity Capital Markets divisions, from their New York, London and Chicago offices.	17	Women Employed
DISINTERESTED DIRECTORS
Debra Perry,#^ Chair of the Board 71 (2011)	Formerly, Senior Managing Director of Global Ratings and Research, Moody’s Investors Service, Inc. from 2001 to 2004; Chief Administrative Officer, Moody’s, from 1999 to 2001; Chief Credit Officer, Moody’s, from 2000 to 2001; Group Managing Director for the Finance, Securities and Insurance Ratings Groups, Moody’s Corp., from 1996 to 1999; earlier she held executive positions with First Boston Corporation and Chemical Bank.	17	Assurant, Inc., since 2017; Korn/Ferry International since 2008; Genworth Financial, Inc., from 2016-2022; PartnerRe, from 2013- 2016; Bank of America Funds Series Trust, from 2011-2016

R. Jay Gerken,#^ 71 (2013)	Formerly, President and Chief Executive Officer of Legg Mason Partners Fund Advisor, LLC, and President & Board Member of The Legg Mason and Western Asset mutual funds from 2005 until June 2013. Previously, he was the President and Chair of the boards of the Citigroup Asset Management mutual funds from 2002 to 2005; Portfolio Manager and Managing Director, Smith Barney Asset Management from 1993 to 2001 and President & CEO, Directions Management of Shearson Lehman, Inc. from 1988 to 1993.	17	Cedar Lawn Corporation; New Jersey Chapter of The Nature Conservancy; and Associated Banc-Corp

Jeffrey R. Holland,# 56 (2019)	Formerly, Limited Partner of Brown Brothers Harriman from 2014 to 2018. Prior thereto, General Partner of Brown Brothers Harriman from 2006 to 2013.	17	Director of various non-profit organizations

2022 Annual Report	89

Sanford C. Bernstein Fund, Inc. (continued)

DIRECTORS’ INFORMATION (continued)
Name, Address+, Age, (Year of Election*)	Principal Occupation(s) During Past Five (5) Years and Other Information	Portfolios in Fund Complex Overseen By Director	Other Directorships Currently Held by Director
William Kristol,# 69 (1994)	Founder and Editor, The Weekly Standard from 1995 to 2018. He is a regular contributor on leading political commentary shows. He has served as the inaugural Vann Professor of Ethics and Society at Davidson College since 2019.	17	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Institute for the Study of War; Foundation for Constitutional Government; and Defending Democracy Together, a non-profit educational corporation

Michelle McCloskey,# 60 (2019)	Formerly, President of Americas, Man Group from 2017 to August 2019 and President of Man FRM from 2015 to August 2019. Prior thereto, she was a Senior Managing Director of Man FRM from 2012 to 2015. While at the Man Group, she served on the Executive Committee of Man Group plc from 2012 to 2019, as Chief Executive Officer, Board of Managers of Man Alternative Multi Strategy Fund from 2016 to 2019 and as President and Chair of the Board of the Pine Grove Institutional Funds from 2016 to 2019. She currently serves on the Investment Advisory Committee of Texas Tech University Endowment.	17	Assured Guaranty Ltd. since May 2021

Donald K. Peterson,# 73 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. (telecommunications equipment and services) from 2002 to 2006; President and Chief Executive Officer, Avaya Inc. from 2000 to 2001; President, Enterprise Systems Group in 2000; Chief Financial Officer, Lucent Technologies (telecommunications equipment and services) from 1996 to 2000; Chief Financial Officer, AT&T, Communications Services Group from 1995 to 1996; President, Nortel Communications Systems, Inc. (telecommunications and networking equipment) from 1994 to 1995; Prior thereto he was at Nortel from 1976 to 1995.	17	Worcester Polytechnic Institute, (Emeritus); Member of the Board of TIAA-Bank, FSB

+ The address for each of the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

* There is no stated term of office for the Directors.

* * Ms. Kirr is an “interested person” as defined in the Investment Company Act of 1940, because of her affiliation with AB.

# Member of the Audit Committee, the Governance, Nominating and Compensation Committee, and the Independent Directors Committee.

^ Member of the Pricing Committee.

90	Sanford C. Bernstein Fund, Inc.

OFFICERS’ INFORMATION
Name, Address* and Age	Position(s) Held with Fund	Principal Occupation During Past Five (5) Years
Beata D. Kirr, 48	President	See biography above.

Henry S. Mallari-D’Auria, 61	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2017. He is also Chief Investment Officer of Emerging Markets Value Equities.

Sergey Davalchenko, 47	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2017. He is also Chief Investment Officer of Emerging Markets Growth as of February 2022.

Nelson Yu, 51	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2017. Chief Investment Officer - Investment Sciences and Insights since 2021.

Daryl Clements, 55	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2017.

Terrance T. Hults, 56	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2017.

Matthew Norton, 39	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2017. He is also Chief Investment Officer - Municipal Bonds.

Andrew D. Potter, 37	Vice President	Vice President of the Adviser†, with which he has been associated since prior to 2017.

Michael Canter, 53	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2017. He is also Director and Chief Investment Officer - Securitized Assets.

Janaki Rao, 52	Vice President	Senior Vice President of the Adviser†, with which he has been associated since prior to 2017. He is also Director of US Multi-Sector Fixed-Income Portfolios.

Emilie D. Wrapp, 66	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)†, with which she has been associated since prior to 2017.

2022 Annual Report	91

Sanford C. Bernstein Fund, Inc. (continued)

OFFICERS’ INFORMATION (continued)
Name, Address* and Age	Position(s) Held with Fund	Principal Occupation During Past Five (5) Years
Michael B. Reyes, 46	Senior Vice President	Vice President of the Adviser†, with which he has been associated since prior to 2017.

Joseph J. Mantineo, 63	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)†, with which he has been associated since prior to 2017.

Phyllis J. Clarke, 61	Controller	Vice President of ABIS†, with which she has been associated since prior to 2017.

Vincent S. Noto, 57	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser†, since prior to 2017.

* The address for each of the Fund’s Officers is 1345 Avenue of the Americas New York, NY 10105.

† The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.bernstein.com, for a free prospectus or SAI.

92	Sanford C. Bernstein Fund, Inc.

Operation and Effectiveness of the Portfolios’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolios to designate an Administrator of the Portfolios’ Liquidity Risk Management Program. The Administrator of the Portfolios’ LRMP is AllianceBernstein L.P., the Portfolios’ investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Portfolios’ Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolios’ LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolios’ compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolios will be unable to meet their redemption obligations in a timely manner.

Pursuant to the LRMP, the Portfolios classify the liquidity of their portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolios’ strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Portfolios participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Portfolios are required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolios’ reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolios’ LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID-19 impacts. As such, the program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Portfolios or their ability to timely meet redemptions during the Program Reporting Period.

2022 Annual Report	93

Board Consideration of Investment Management Arrangement

Sanford C. Bernstein Fund, Inc. (the “Fund”) is subject to Section 15 of the Investment Company Act of 1940, as amended. Section 15 provides that any investment advisory agreement with a registered investment company such as the Fund may continue in effect for a period of more than two years from the date of its execution, only so long as such continuance is specifically approved at least annually by the board of directors (or by vote of a majority of the outstanding voting securities of the investment company). Pursuant to this requirement, the Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Fund, on behalf of the Emerging Markets, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) of the Fund, and AllianceBernstein L.P. (the “Adviser”)( the “Investment Management Agreement”) at a meeting held on October 26-27, 2022.

The following discussion describes the considerations in connection with the Board’s review of the Investment Management Agreement.

In connection with the annual review of the continuation of the Investment Management Agreement between the Fund and the Adviser, counsel to the Independent Directors sent a letter to the Adviser dated August 10, 2022, that contained a list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, met by video conference and received and evaluated extensive materials relating to the continuation of the Investment Management Agreement from the Adviser. In addition, the Board received materials from the Senior Vice president of the Fund and an independent fee consultant as described below. On September 29, 2022, the Board of Directors held a video conference meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. At that meeting, the Independent Directors met separately with their independent counsel and the Senior Vice President and the independent fee consultant in executive sessions. Following the September 29, 2022 meeting, the Independent Directors, through counsel, requested certain additional information by means of an email from their independent counsel dated October 6, 2022, and the Adviser provided certain additional information by means of a memorandum dated October 19, 2022. On October 26-27, 2022, the Board of Directors held a meeting to continue their review of the Investment Management Agreement. During this meeting, the Adviser provided further information requested by the Independent Directors relating to contract renewal, and the Independent Directors also met separately with counsel to the Independent Directors as well as the Senior Vice President to review the contract renewal materials provided by the Adviser and the materials prepared by the Senior Vice President. At the conclusion of this meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the Investment Management Agreement, the Board, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Investment Management Agreement and considered whether the Agreement would be in the best interests of the Fund. In particular, the Board considered the information that was provided to them by the Adviser in response to their requests, as well as information prepared by the Senior Vice President and the independent fee consultant at the request of the Board. The Fund’s Senior Vice President assists the Board (as well as the boards of other funds sponsored by the Adviser) in evaluating investment management agreements and certain other plans and agreements pursuant to which the Adviser or its affiliates provide services to the Funds. The Board also considered other information provided to the Board in connection with the September 29, 2022 and October 26-27, 2022 meetings and throughout the past year.

The information considered by the Board included information with respect to the nature, extent and quality of services provided, investment performance, fees and expenses, profitability, economies of scale, and fall-out benefits and other revenue.

In the Board’s consideration of the factors discussed below, no single factor was considered in isolation or to be determinative to the decision of the Board to approve the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered and in the exercise of the Directors’ business judgment, that it was in the best interests of the Fund to approve the Investment Management Agreement including the fees to be charged for services thereunder, as summarized below.

94	Sanford C. Bernstein Fund, Inc.

Fees and Expenses

The Board, including the Independent Directors, compared the fees and expense ratios of each Portfolio (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were available from Strategic Insight, an independent provider of investment company data. The Senior Vice President also performed analyses of the advisory fees, and compared such analyses to the Portfolios’ peer groups. In addition, the Board received and considered information from an independent fee consultant regarding the fees and expenses of the Portfolios as well as their investment performance.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser, including information about any recent advisory fee changes with respect to other investment companies advised by the Adviser. The Board noted the differences between the services provided to the Portfolios in comparison to those provided to other types of clients, including institutional clients and other investment companies for which the Adviser acted as investment adviser or subadviser, and the differences in the entrepreneurial and other risks borne by the Adviser in serving the Portfolios compared to other types of clients.

The Board noted that the Adviser had elected to discontinue its voluntary waiver of the 0.10% shareholder servicing fee for the private client class of the Short Duration Plus Portfolio and the Short Duration Diversified Municipal Portfolio, during the next term of the shareholder servicing agreement. In that regard, the Board considered that the increasing interest rate environment had increased yields available in the marketplace on short-term investments, and that the Adviser indicated that the waivers were no longer necessary to maintain positive performance. The Board further considered that the total expense ratios of the Portfolios remained below the median of the peer group after removal of the waiver, and the Board reviewed materials estimating the impact of the removal of the waiver on the performance of the Portfolios.

The Board also noted that the Adviser had recently modified the advisory fee schedule of the Overlay A and Tax-Aware Overlay Portfolios by reducing the level where each Portfolio reaches its first breakpoint, and adding a new breakpoint on assets over $5 billion. With respect to the advisory fees charged to the Overlay Portfolios, the Directors noted that the Portfolios are intended to have an impact on a private client’s entire account, rather than just an impact at the Portfolio level.

On the basis of its review and consideration of the fees as described above and the Board’s consideration of the other factors described below, and in light of the Adviser’s implementation of certain fee waivers and/or expense caps for certain Portfolios, the Board concluded that the contractual advisory fees as proposed were reasonable.

Nature, Extent and Quality of Services Provided

The Board, including the Independent Directors, considered the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as Directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational and other changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its compliance, administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout changing market environments. The Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios.

In considering the nature and quality of the services provided by the Adviser, the Board, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. The Board was provided with performance data versus each Portfolio’s peer group, for the 1-year, 3-year, 5-year and 10-year periods, as applicable,

2022 Annual Report	95

ended July 31, 2022 and versus each Portfolio’s benchmark index, for the relevant periods, as well as the most recently available Morningstar rating for those Portfolios with an available rating. The Board also received certain updated performance information as of September 30, 2022. In addition, the Directors considered information showing performance compared to peer groups and benchmarks for rolling calendar year periods and the year to date. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year. The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios. The Directors also considered how peer groups have changed over time and how comparisons may differ depending upon the selection of the peer groups or benchmark indices.

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlay Portfolios can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in seeking to provide the desired risk/return trade-off for their investors in light of their overall portfolios (and not just their investment in the Overlay Portfolios themselves). In considering the performance of the Overlay Portfolios, the Board reviewed the performance of the Overlay Portfolios’ dynamic asset allocation component and the impact of that component in the recent volatile market environment. The Board considered the Adviser’s continued research efforts to enhance the dynamic asset allocation component utilized by the Overlay Portfolios. The Board further acknowledged the difficulty in selecting relevant peer groups for the Overlay Portfolios because of their unique structure and noted that the Overlay A Portfolio and Tax-Aware Overlay A Portfolio held higher percentages of equities and international equities than the funds in their relevant peer groups.

In evaluating the performance of the Portfolios that invest primarily in fixed-income securities, the Directors considered whether those Portfolios may have incurred less credit risk or interest rate risk, or both, in relation to their peer groups and benchmark indices. The Directors also noted the Adviser’s explanation that certain Portfolios are designed to maintain higher credit quality and a more conservative approach versus the funds in their relevant peer groups, and that as a result of a lower risk profile, those Portfolios have underperformed the peer group during periods when riskier assets have outperformed.

Where the Portfolios had underperformed their peer groups or benchmark indices, the Directors considered the Adviser’s explanations for performance and, as applicable, measures the Adviser had taken or proposed to take to improve performance, including enhancements to portfolio management models. The Directors noted generally the Adviser’s continued efforts to enhance the services provided to the Portfolios. The Directors also noted that they would continue to monitor investment performance closely.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the respective Portfolios. The materials provided to the Independent Directors included information indicating the profitability of the Portfolios to the Adviser for calendar years 2020 and 2021, which had been reviewed by an independent consultant. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, noting that the methodology was consistent with the Adviser’s internal financial reporting. The Directors acknowledged that there are many potentially acceptable allocation methodologies for cost allocation, and that in certain cases the selected allocation methodology may not capture all costs borne by the Adviser with respect to a Portfolio. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency and distribution services to the Fund, and that they had focused on profitability before taxes and distribution expenses. The Board further considered materials provided by the Adviser estimating the profitability of the Short Duration Plus Portfolio and the Short Duration Diversified Municipal Portfolio to the Adviser after the termination of the voluntary waiver in effect for the Portfolios. The Directors reviewed comparative information regarding profitability for other publicly-traded advisers, recognizing that it is difficult to make comparisons of profitability among different investment advisers because only limited comparative information is publicly available and the comparisons are affected by numerous factors including different business mixes.

96	Sanford C. Bernstein Fund, Inc.

After reviewing all relevant factors, the Directors, including the Independent Directors, concluded that the levels of the Adviser’s profits in respect of its management of the Portfolios were not excessive.

Economies of Scale

The Board, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Directors discussed possible ways in which any such economies of scale may be shared with the Portfolios, including by investment in enhanced services.

The Directors also considered the Senior Vice President materials which they received in connection with the review of the Investment Management Agreement, which included information reflecting changes in asset levels of the Portfolios and in the profitability of the Adviser over various periods.

After reviewing the profitability and economies of scale information provided by the Adviser, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things and as applicable, establishing advisory fees at levels that contemplated future achievement of scale, 2018 fee reductions for the Short Duration Diversified Municipal, Short Duration Plus, Intermediate Duration, and Emerging Markets Portfolios, breakpoint arrangements including the lowering of the first breakpoint and the addition of a new breakpoint in the advisory fee schedule for the Overlay A and Tax-Aware Overlay A Portfolios as well as other recently adopted or modified breakpoints for certain Portfolios, expense caps and waivers applying to select Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements. The Directors also noted that they would continue to monitor the growth of the Portfolios.

Fall-Out Benefits and Other Revenue

The Board, including the Independent Directors, also took into account so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby the Adviser receives the benefit of research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, and transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ contractual fee schedules, as set forth below.

PORTFOLIO	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
Short Duration Diversified Municipal	0.30% of the first $750 million; 0.25% of assets in excess of $750 million.

Short Duration Plus	0.35% of the first $750 million; 0.30% of assets in excess of $750 million.

New York Municipal	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% of assets in excess of $5 billion.

2022 Annual Report	97

PORTFOLIO	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
California Municipal	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% of assets in excess of $5 billion.

Diversified Municipal	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion up to, but not exceeding $7 billion; 0.225% of assets in excess of $7 billion.

Intermediate Duration	0.45% on the first $2.5 billion; 0.40% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $8 billion; 0.30% of assets in excess of $8 billion.

Emerging Markets	0.95% of the first $2.5 billion; 0.90% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

Overlay A	0.90% of the first $2.5 billion; 0.875% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

Tax-Aware Overlay A	0.90% of the first $2.5 billion; 0.875% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

Overlay B	0.65% of assets.

Tax-Aware Overlay B	0.65% of assets.

Tax-Aware Overlay C	0.65% of assets.

Tax-Aware Overlay N	0.65% of assets.

98	Sanford C. Bernstein Fund, Inc.

Distributor

SANFORD C. BERNSTEIN FUND, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCBI-1947-0922

Sanford C. Bernstein Fund, Inc.

September 30, 2022

Schedule of Investments

To the Annual Report

For the Emerging Markets Portfolio

Sanford C. Bernstein Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Sanford C. Bernstein Fund, Inc. and Shareholders of Emerging Markets Portfolio

Opinion on the Financial Statements

We have audited the accompanying schedule of investments to the annual report for the Emerging Markets Portfolio (one of the thirteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter referred to as the “Portfolio”), and the related statement of assets and liabilities as of September 30, 2022, the statement of operations for the year ended September 30, 2022, the statement of changes in net assets for each of the two years in the period ended September 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2022 (collectively referred to as the “financial statements”), which appear in the Sanford C. Bernstein Fund, Inc. September 30, 2022 annual report for the Emerging Markets Portfolio. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Portfolio as of September 30, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended September 30, 2022 and the financial highlights for each of the five years in the period ended September 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Portfolio’s management. Our responsibility is to express an opinion on the Portfolio’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolio in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, New York

November 23, 2022

We have served as the auditor of one or more of the investment companies in the AB Group of Mutual Funds since at least 1985. We have not been able to determine the specific year we began serving as auditor.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Emerging Markets Portfolio

September 30, 2022

Company	Shares	U.S. $ Value

COMMON STOCKS–94.9%

Financials–23.8%
Banks–16.0%
Agricultural Bank of China Ltd.–Class H	6,570,000	$1,966,370
Al Rajhi Bank(a)	397,184	8,502,991
AU Small Finance Bank Ltd.(b)	310,526	2,337,636
Bandhan Bank Ltd.(a)(b)	579,117	1,879,769
Bank BTPN Syariah Tbk PT	12,211,200	2,189,235
Bank for Foreign Trade of Vietnam JSC	2,342,201	7,143,670
Bank Mandiri Persero Tbk PT	32,979,000	20,250,432
Bank Negara Indonesia Persero Tbk PT	10,792,700	6,312,625
Bank of the Philippine Islands	3,759,360	5,726,019
Bank Polska Kasa Opieki SA	419,263	5,091,881
Bank Rakyat Indonesia Persero Tbk PT	9,531,000	2,789,462
China Construction Bank Corp.–Class H	8,608,000	4,968,550
Emirates NBD Bank PJSC	1,943,938	6,797,361
Grupo Financiero Banorte SAB de CV–Class O	1,370,190	8,777,190
Hana Financial Group, Inc.	620,090	15,226,297
HDFC Bank Ltd.	1,052,640	18,246,488
Industrial Bank Co., Ltd.–Class A	1,323,793	3,095,403
KB Financial Group, Inc.	615,323	18,581,839
Metropolitan Bank & Trust Co.	7,834,830	6,461,859
Military Commercial Joint Stock Bank(a)	3,127,416	2,595,075
Ping An Bank Co., Ltd.–Class A	2,228,560	3,713,261
Regional SAB de CV	539,276	3,039,728
Sberbank of Russia PJSC(a)(c)(d)	951,472	0
State Bank of India	1,254,023	8,135,657

		163,828,798

Capital Markets–1.3%
B3 SA–Brasil Bolsa Balcao	2,870,200	6,943,582
Banco BTG Pactual SA	1,410,000	6,484,952

		13,428,534

Consumer Finance–0.5%
Kaspi.KZ JSC (GDR)	44,000	2,528,180
Muangthai Capital PCL	1,058,300	1,017,057
Transaction Capital Ltd.	1,002,850	2,036,727

		5,581,964

Diversified Financial Services–1.9%
Housing Development Finance Corp. Ltd.	660,153	18,424,795
Company	Shares	U.S. $ Value
Metro Pacific Investments Corp.	17,351,000	$985,218

		19,410,013

Insurance–4.1%
AIA Group Ltd.	1,744,600	14,525,370
Hyundai Marine & Fire Insurance Co., Ltd.	9,190	187,100
Max Financial Services Ltd.(a)	728,288	6,820,067
PICC Property & Casualty Co., Ltd.–Class H	6,136,000	6,345,134
Ping An Insurance Group Co. of China Ltd.–Class H	2,566,000	12,801,246
TQM Alpha PCL	1,074,600	1,111,066

		41,789,983

		244,039,292

Consumer Discretionary–21.0%
Auto Components–0.2%
Balkrishna Industries Ltd.	85,148	1,958,189

Automobiles–4.7%
Great Wall Motor Co., Ltd.–Class H	10,656,000	12,148,263
Guangzhou Automobile Group Co., Ltd.–Class H	8,972,000	6,374,968
Kia Corp.	325,029	16,177,333
Maruti Suzuki India Ltd.	51,102	5,521,192
NIO, Inc.–Class A(a)	536,160	8,385,734

		48,607,490

Hotels, Restaurants & Leisure–4.2%
Despegar.com Corp.(a)	1,026,618	5,851,723
Galaxy Entertainment Group Ltd.	1,079,000	6,342,242
MakeMyTrip Ltd.(a)	428,410	13,152,187
OPAP SA	520,358	6,240,372
Sands China Ltd.(a)	1,940,000	4,831,038
Tongcheng Travel Holdings Ltd.(a)	3,134,400	6,116,795

		42,534,357

Household Durables–0.8%
Midea Group Co., Ltd.–Class A	1,201,600	8,329,918

Internet & Direct Marketing Retail–5.2%
Alibaba Group Holding Ltd.(a)	1,147,080	11,447,096
JD.com, Inc.–Class A	702,313	17,718,080
Meituan Dianping–Class B(a)(b)	786,900	16,537,838
MercadoLibre, Inc.(a)	8,660	7,168,575
momo.com, Inc.	30,080	501,978

		53,373,567

Multiline Retail–0.1%
Matahari Department Store Tbk PT	3,932,500	991,190

Specialty Retail–3.7%
China Meidong Auto Holdings Ltd.	439,280	695,134
China Tourism Group Duty Free Corp. Ltd.–Class A	321,200	8,874,784
JUMBO SA	44,930	598,212
Lojas Renner SA	2,676,317	13,817,314

Schedule of Investments—Emerging Markets Portfolio	1

Company	Shares	U.S. $ Value
Pet Center Comercio e Participacoes SA	1,103,400	$2,080,247
Trent Ltd.	142,308	2,466,857
Vibra Energia SA	592,800	1,895,650
Wilcon Depot, Inc.	5,168,200	2,810,423
Zhongsheng Group Holdings Ltd.	1,162,500	4,609,699

		37,848,320

Textiles, Apparel & Luxury Goods–2.1%
ANTA Sports Products Ltd.	420,200	4,410,751
F&F Co., Ltd./New	17,590	1,668,297
Li Ning Co., Ltd.	892,000	6,768,391
Samsonite International SA(a)(b)	3,572,100	8,567,335

		21,414,774

		215,057,805

Information Technology–18.9%
Electronic Equipment, Instruments & Components–3.6%
BOE Technology Group Co., Ltd.–Class A	13,877,600	6,383,299
Lotes Co., Ltd.	91,000	2,179,868
Samsung SDI Co., Ltd.	36,190	13,612,634
Sinbon Electronics Co., Ltd.	1,788,000	14,851,210

		37,027,011

IT Services–2.1%
Chinasoft International Ltd.(a)	1,344,000	820,967
Dlocal Ltd.(a)	56,280	1,154,866
FPT Corp.	375,780	1,261,407
GDS Holdings Ltd.–Class A(a)	2,685,340	5,908,177
Larsen & Toubro Infotech Ltd.(b)	140,539	7,617,974
Locaweb Servicos de Internet SA(a)(b)	960,700	1,602,844
My EG Services Bhd	6,756,500	1,228,625
NHN KCP Corp.(a)	72,948	558,875
Persistent Systems Ltd.	39,163	1,545,174

		21,698,909

Semiconductors & Semiconductor Equipment–11.6%
ASPEED Technology, Inc.	153,400	8,442,767
Broadcom, Inc.	17,590	7,810,136
eMemory Technology, Inc.	28,000	991,095
King Yuan Electronics Co., Ltd.	5,798,000	5,603,444
Koh Young Technology, Inc.	153,610	1,345,359
LEENO Industrial, Inc.	18,000	1,548,544
MediaTek, Inc.	454,000	7,834,408
Nanya Technology Corp.	1,930,000	2,957,655
Novatek Microelectronics Corp.	609,000	4,168,070
Parade Technologies Ltd.	36,000	661,519
Realtek Semiconductor Corp.	140,000	1,181,891
Silergy Corp.	84,000	1,095,523
SK Hynix, Inc.	280,543	16,047,110
Taiwan Semiconductor Manufacturing Co., Ltd.	3,268,706	43,327,976
United Microelectronics Corp.(a)	13,594,000	15,213,004
Company	Shares	U.S. $ Value
WONIK IPS Co., Ltd.	54,580	$836,598

		119,065,099

Software–0.3%
TOTVS SA	452,800	2,463,630
Weimob, Inc.(a)(b)	1,221,140	427,308

		2,890,938

Technology Hardware, Storage & Peripherals–1.3%
Samsung Electronics Co., Ltd.	350,140	12,856,875

		193,538,832

Industrials–6.9%
Building Products–0.4%
Astral Ltd.	91,223	2,472,944
Kajaria Ceramics Ltd.	83,263	1,222,470

		3,695,414

Commercial Services & Supplies–0.5%
Sunny Friend Environmental Technology Co., Ltd.	1,079,000	5,132,383

Construction & Engineering–1.2%
Sinopec Engineering Group Co., Ltd.–Class H	24,801,000	9,910,944
Voltas Ltd.	162,463	1,803,803

		11,714,747

Electrical Equipment–2.0%
Bizlink Holding, Inc.	218,000	1,914,981
Contemporary Amperex Technology Co., Ltd.–Class A	193,400	10,889,343
Ecopro BM Co., Ltd.	86,500	5,232,947
Voltronic Power Technology Corp.	55,158	2,425,879

		20,463,150

Industrial Conglomerates–0.6%
Ayala Corp.	159,650	1,668,114
Bidvest Group Ltd. (The)	377,220	4,096,067

		5,764,181

Machinery–0.7%
Airtac International Group	83,000	1,898,979
Escorts Ltd.	20,473	530,892
Estun Automation Co., Ltd.–Class A	1,805,500	4,773,524

		7,203,395

Professional Services–0.3%
Centre Testing International Group Co., Ltd.–Class A	544,656	1,559,840
NICE Information Service Co., Ltd.	70,020	650,125
Sporton International, Inc.	167,415	1,237,252

		3,447,217

Road & Rail–0.2%
Globaltrans Investment PLC (Sponsored GDR)(a)(c)(d)(e)	658,169	1

2	Sanford C. Bernstein Fund, Inc.—2022 Annual Report

Company	Shares	U.S. $ Value
Rumo SA	710,800	$2,435,063

		2,435,064

Trading Companies & Distributors–0.3%
Barloworld Ltd.	665,550	3,392,834

Transportation Infrastructure–0.7%
Grupo Aeroportuario del Centro Norte SAB de CV	980,368	6,167,125
Grupo Aeroportuario del Pacifico SAB de CV–Class B	111,790	1,415,450

		7,582,575

		70,830,960

Materials–6.1%
Chemicals–2.0%
Atul Ltd.	20,576	2,259,661
Chunbo Co., Ltd.	11,130	1,365,525
Hansol Chemical Co., Ltd.	10,250	1,198,152
PI Advanced Materials Co., Ltd.	36,140	745,189
PI Industries Ltd.	58,985	2,162,548
Sociedad Quimica y Minera de Chile SA (Sponsored ADR)	120,140	10,902,705
SRF Ltd.	76,964	2,354,002

		20,987,782

Construction Materials–0.5%
GCC SAB de CV	807,122	4,783,939

Metals & Mining–3.6%
First Quantum Minerals Ltd.	509,063	8,641,928
Freeport-McMoRan, Inc.	303,010	8,281,263
Hoa Phat Group JSC	1,543,042	1,360,020
Ivanhoe Mines Ltd.–Class A(a)	1,509,493	9,714,694
KGHM Polska Miedz SA	219,828	3,838,984
POSCO Holdings, Inc.	33,427	4,875,920

		36,712,809

		62,484,530

Utilities–5.2%
Electric Utilities–3.3%
Centrais Eletricas Brasileiras SA	417,249	3,323,698
Equatorial Energia SA	3,756,300	18,731,538
Power Grid Corp. of India Ltd.	4,588,685	11,931,402

		33,986,638

Gas Utilities–1.1%
GAIL India Ltd.	2,810,199	2,990,030
Kunlun Energy Co., Ltd.	11,296,000	8,130,012

		11,120,042

Independent Power and Renewable Electricity Producers–0.8%
ACEN Corp.	478,950	45,588
China Datang Corp. Renewable Power Co., Ltd.–Class H	11,898,000	2,756,441
Company	Shares	U.S. $ Value
China Longyuan Power Group Corp. Ltd.–Class H	3,867,000	$4,832,189

		7,634,218

		52,740,898

Real Estate–4.3%
Real Estate Management & Development–4.3%
Ayala Land, Inc.	10,141,100	3,937,203
China Overseas Land & Investment Ltd.	3,316,000	8,626,649
China Resources Land Ltd.	1,566,000	6,133,842
CIFI Holdings Group Co., Ltd.	10,548,720	1,065,890
Country Garden Holdings Co., Ltd.	3,933,000	908,525
Emaar Properties PJSC	6,057,255	9,504,605
Longfor Group Holdings Ltd.(b)	2,333,500	6,689,091
Megaworld Corp.	52,878,000	1,833,638
Midea Real Estate Holding Ltd.(b)	1,475,400	1,382,754
Times China Holdings Ltd.(a)	5,092,000	540,719
Vincom Retail JSC(a)	1,326,300	1,546,980
Vinhomes JSC(b)	802,500	1,697,259

		43,867,155

Communication Services–2.5%
Entertainment–0.5%
International Games System Co., Ltd.	386,000	4,351,708

Interactive Media & Services–1.9%
Tencent Holdings Ltd.	583,100	19,694,965

Media–0.1%
Media Nusantara Citra Tbk PT(a)	21,674,000	1,177,476

		25,224,149

Energy–2.3%
Energy Equipment & Services–1.1%
China Oilfield Services Ltd.–Class H	11,186,000	11,077,817

Oil, Gas & Consumable Fuels–1.2%
Gazprom PJSC (Sponsored ADR)(a)(c)(d)	436,750	0
LUKOIL PJSC(c)(d)	80,321	0
Parex Resources, Inc.	345,939	5,051,283
PetroChina Co., Ltd.–Class H	10,332,000	4,223,618
Reliance Industries Ltd.	126,693	3,674,420

		12,949,321

		24,027,138

Consumer Staples–2.0%
Food & Staples Retailing–1.4%
Atacadao SA	2,117,500	7,587,805
BGF retail Co., Ltd.	14,050	1,616,623
Dino Polska SA(a)(b)	90,530	5,483,483

Schedule of Investments—Emerging Markets Portfolio	3

Company	Shares	U.S. $ Value
X5 Retail Group NV (GDR)(b)(c)(d)	226,094	$0

		14,687,911

Food Products–0.1%
Minerva SA/Brazil	275,500	640,442

Tobacco–0.5%
ITC Ltd.	1,217,096	4,946,561

		20,274,914

Health Care–1.9%
Health Care Providers & Services–1.4%
Dr Lal PathLabs Ltd.(b)	52,957	1,624,358
Hapvida Participacoes e Investimentos SA(b)	3,183,200	4,467,049
Universal Vision Biotechnology Co., Ltd.	870,450	7,702,145

		13,793,552

Pharmaceuticals–0.5%
Genomma Lab Internacional SAB de CV–Class B	8,022,817	5,537,235

		19,330,787

Total Common Stocks (cost $1,169,428,984)		971,416,460

EQUITY LINKED NOTES–2.5%

Information Technology–1.6%
IT Services–1.6%
FPT Corp. Macquarie Bank Ltd., expiring 03/31/2023(a)	4,720,355	15,922,423

Real Estate–0.6%
Real Estate Management & Development–0.6%
Vincom Retail JSC Macquarie Bank Ltd., expiring 03/31/2023(a)	5,053,410	$5,931,481

Consumer Discretionary–0.2%
Specialty Retail–0.2%
Mobile World Investment Corp. Macquarie Bank Ltd., expiring 03/31/2023(a)	750,000	2,011,314

Financials–0.1%
Banks–0.1%
Qatar National Bank (HSPLC) HSBC Bank PLC, expiring 06/14/2023(a)	273,970	1,497,083

Total Equity Linked Notes (cost $14,586,189)		25,362,301

SHORT-TERM INVESTMENTS–1.9%
Investment Companies–1.9%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 2.58%(f)(g)(h) (cost $20,028,458)	20,028,458	20,028,458

Total Investments—99.3% (cost $1,204,043,631)		1,016,807,219

Other assets less liabilities—0.7%		7,215,413

Net Assets—100.0%		$1,024,022,632

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	USD	28,191	ZAR	466,034	10/13/2022	$(2,463,932)
Bank of America, NA	USD	2,991	CNH	20,669	10/20/2022	(95,158)
Bank of America, NA	USD	2,393	IDR	36,326,097	10/27/2022	(22,072)
Bank of America, NA	USD	2,090	PHP	122,523	10/27/2022	(7,706)
Bank of America, NA	MXN	73,724	USD	3,579	11/18/2022	(51,340)
Bank of America, NA	EUR	10,482	USD	10,126	12/08/2022	(194,867)
Bank of America, NA	INR	626,737	USD	7,596	12/21/2022	(30,250)
Barclays Bank PLC	IDR	137,096,000	USD	9,030	10/27/2022	83,181
Barclays Bank PLC	PHP	166,017	USD	2,956	10/27/2022	134,405
Barclays Bank PLC	MYR	5,360	USD	1,211	12/15/2022	63,512
Barclays Bank PLC	USD	15,625	MYR	69,005	12/15/2022	(851,897)
Barclays Bank PLC	HKD	32,474	USD	4,143	01/12/2023	(814)
BNP Paribas SA	IDR	42,926,455	USD	2,880	10/27/2022	78,735
BNP Paribas SA	KRW	8,283,821	USD	5,808	10/27/2022	53,566
BNP Paribas SA	CLP	1,565,459	USD	1,573	11/22/2022	(30,426)
Citibank, NA	USD	42,616	CNH	287,367	10/20/2022	(2,359,917)

4	Sanford C. Bernstein Fund, Inc.—2022 Annual Report

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Citibank, NA	PHP	799,138	USD	14,040	10/27/2022	$459,758
Deutsche Bank AG	USD	10,341	CNH	70,418	10/20/2022	(476,675)
Goldman Sachs Bank USA	BRL	33,581	USD	6,211	10/04/2022	(14,105)
Goldman Sachs Bank USA	USD	6,240	BRL	33,581	10/04/2022	(14,285)
Goldman Sachs Bank USA	BRL	33,581	USD	6,196	11/03/2022	15,665
Goldman Sachs Bank USA	USD	29,079	INR	2,366,145	12/21/2022	(287,564)
HSBC Bank USA	USD	10,116	CNH	68,051	10/20/2022	(583,427)
HSBC Bank USA	PLN	60,898	USD	12,671	11/30/2022	494,135
JPMorgan Chase Bank, NA	BRL	10,088	USD	1,925	10/04/2022	55,325
JPMorgan Chase Bank, NA	USD	1,866	BRL	10,088	10/04/2022	4,237
JPMorgan Chase Bank, NA	CLP	2,450,319	USD	2,755	11/22/2022	245,078
JPMorgan Chase Bank, NA	USD	2,219	EUR	2,294	12/08/2022	39,445
Morgan Stanley Capital Services, Inc.	BRL	23,493	USD	4,636	10/04/2022	281,176
Morgan Stanley Capital Services, Inc.	USD	4,345	BRL	23,493	10/04/2022	9,867
Morgan Stanley Capital Services, Inc.	ZAR	36,144	USD	2,012	10/13/2022	16,418
Morgan Stanley Capital Services, Inc.	CNH	78,325	USD	11,237	10/20/2022	265,149
Morgan Stanley Capital Services, Inc.	CNH	19,749	USD	2,742	10/20/2022	(24,393)
Morgan Stanley Capital Services, Inc.	USD	2,296	CNH	16,017	10/20/2022	(52,348)
Morgan Stanley Capital Services, Inc.	USD	3,288	EUR	3,341	12/08/2022	1,871
Morgan Stanley Capital Services, Inc.	MYR	45,681	USD	10,206	12/15/2022	425,990
Morgan Stanley Capital Services, Inc.	USD	5,637	MYR	26,156	12/15/2022	(37,372)
Morgan Stanley Capital Services, Inc.	HKD	200,423	USD	25,576	01/12/2023	4,369
State Street Bank & Trust Co.	CNH	97,971	USD	14,090	10/20/2022	365,646
State Street Bank & Trust Co.	USD	9,641	THB	339,448	11/10/2022	(624,755)
State Street Bank & Trust Co.	USD	3,731	PLN	18,806	11/30/2022	29,240
UBS AG	USD	5,188	CNH	35,179	10/20/2022	(260,095)

						$(5,356,630)

(a)	Non-income producing security.
(b)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At September 30, 2022, the aggregate market value of these securities amounted to $60,314,698 or 5.9% of net assets.
(c)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(d)	Fair valued by the Adviser.
(e)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.00% of net assets as of September 30, 2022, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Globaltrans Investment PLC (Sponsored GDR)	12/14/2009– 08/01/2017	$4,775,195	$1	0.00%

(f)	Affiliated investments.
(g)	The rate shown represents the 7-day yield as of period end.
(h)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.

Currency Abbreviations:

BRL—Brazilian Real

CLP—Chilean Peso

CNH—Chinese Yuan Renminbi (Offshore)

EUR—Euro

HKD—Hong Kong Dollar

IDR—Indonesian Rupiah

INR—Indian Rupee

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

PHP—Philippine Peso

PLN—Polish Zloty

THB—Thailand Baht

USD—United States Dollar

ZAR—South African Rand

Glossary:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

JSC—Joint Stock Company

PJSC—Public Joint Stock Company

See notes to financial statements.

Schedule of Investments—Emerging Markets Portfolio	5

SCB–ST–1946–0922

Sanford C. Bernstein Fund, Inc.

September 30, 2022

Schedule of Investments To the Annual
Report For the Fixed Income Taxable Portfolios

Intermediate Duration

Short Duration Plus

Sanford C. Bernstein Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Sanford C. Bernstein Fund, Inc. and Intermediate Duration Class Shareholders of Intermediate Duration Portfolio and Short Duration Plus Class Shareholders of Short Duration Plus Portfolio

Opinions on the Financial Statements

We have audited the accompanying schedules of investments to the annual report for the Fixed Income Taxable Portfolios of Intermediate Duration Portfolio and Short Duration Plus Portfolio (two of the thirteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter collectively referred to as the “Portfolios”), and the related statements of assets and liabilities as of September 30, 2022, the statements of operations for the year ended September 30, 2022, the statements of changes in net assets for each of the two years in the period ended September 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2022 (collectively referred to as the “financial statements”), which appear in the Sanford C. Bernstein Fund, Inc. September 30, 2022 annual report for the Fixed Income Taxable Portfolios. In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of September 30, 2022 the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2022 and each of the financial highlights for each of the five years in the period ended September 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

November 23, 2022

We have served as the auditor of one or more of the investment companies in the AB Group of Mutual Funds since at least 1985. We have not been able to determine the specific year we began serving as auditor

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Intermediate Duration Portfolio

September 30, 2022

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS-TREASURIES–40.0%
United States–40.0%
U.S. Treasury Bonds
1.75%, 08/15/2041	U.S.$	73,211	$50,035,279
1.875%, 02/15/2051		61,991	41,029,962
2.00%, 11/15/2041		26,116	18,680,744
2.00%, 02/15/2050		2,460	1,690,481
2.00%, 08/15/2051		36,371	24,834,232
2.25%, 08/15/2046		12,530	9,029,431
2.375%, 02/15/2042		11,433	8,758,826
2.375%, 11/15/2049		2,885	2,172,766
2.50%, 02/15/2045		1,916	1,460,651
2.50%, 05/15/2046		23,956	18,169,129
2.875%, 05/15/2052		3,770	3,161,834
3.00%, 05/15/2045		23,139	19,321,065
3.00%, 08/15/2048		28,274	23,935,539
3.00%, 02/15/2049		26,971	23,030,962
3.25%, 05/15/2042		11,593	10,284,987
3.375%, 08/15/2042		4,723	4,277,914
3.375%, 05/15/2044		5,710	5,092,160
3.50%, 02/15/2039		4,254	4,046,618
3.75%, 11/15/2043		10,205	9,691,561
4.375%, 02/15/2038		1,920	2,041,800
4.375%, 11/15/2039		47,210	49,791,797
4.50%, 02/15/2036		4,048	4,372,040
4.75%, 02/15/2037		4,156	4,602,770
5.375%, 02/15/2031		14,221	15,698,209
U.S. Treasury Notes
0.125%, 10/31/2022		145,224	144,860,541
0.125%, 02/28/2023		56,178	55,335,330
0.875%, 09/30/2026		17,403	15,320,431
1.25%, 11/30/2026		48,088	42,806,190
1.25%, 08/15/2031(a)		85,632	69,187,899
1.375%, 11/15/2031		50,234	40,799,427
1.50%, 02/29/2024		75,200	72,320,769
1.50%, 02/15/2030(a)		11,115	9,433,856
1.625%, 05/15/2026(a)		236,708	216,402,709
1.75%, 11/15/2029		11,550	10,034,062
2.25%, 02/15/2027		3,147	2,910,576
2.625%, 02/15/2029		30,853	28,433,152
2.75%, 07/31/2027		43,406	40,896,591
2.75%, 08/15/2032		19,801	18,095,983
2.875%, 05/15/2032		35,123	32,460,873
3.00%, 07/31/2024		69,982	68,439,916
3.125%, 08/31/2027		14,336	13,758,176

Total Governments–Treasuries (cost $1,408,654,617)			1,236,707,238

CORPORATES-INVESTMENT GRADE–22.5%

Industrial–11.7%
Basic–0.7%
Anglo American Capital PLC 3.875%, 03/16/2029(b)	U.S.$	1,189	$1,018,676
Braskem Netherlands Finance BV 4.50%, 01/31/2030(b)		3,420	2,748,996
Celanese US Holdings LLC 5.90%, 07/05/2024		6,569	6,481,041
Freeport Indonesia PT 4.763%, 04/14/2027(b)		904	818,120
Inversiones CMPC SA 3.85%, 01/13/2030(b)		2,742	2,212,965
Inversiones CMPC SA/Cayman Islands Branch 4.375%, 05/15/2023(b)		1,151	1,139,734
Suzano Austria GmbH 3.75%, 01/15/2031		1,419	1,106,820
WRKCo., Inc. 4.00%, 03/15/2028		6,569	6,063,713

			21,590,065

Capital Goods–0.8%
Flowserve Corp. 2.80%, 01/15/2032		4,669	3,343,704
Parker-Hannifin Corp.
3.25%, 06/14/2029		2,817	2,484,059
4.50%, 09/15/2029		4,439	4,201,602
Raytheon Technologies Corp. 4.125%, 11/16/2028		8,502	7,955,322
Westinghouse Air Brake Technologies Corp.
3.20%, 06/15/2025		1,117	1,043,758
4.40%, 03/15/2024		4,344	4,265,895

			23,294,340

Communications-Media–1.2%
Discovery Communications LLC
5.20%, 09/20/2047		1,999	1,478,500
5.30%, 05/15/2049		857	641,482
Fox Corp.
4.709%, 01/25/2029		2,656	2,496,906
5.576%, 01/25/2049		4,396	3,771,988
Interpublic Group of Cos., Inc. (The) 4.65%, 10/01/2028		1,966	1,821,656
Prosus NV
3.257%, 01/19/2027(b)		1,724	1,443,850
3.68%, 01/21/2030(b)		550	416,405
4.027%, 08/03/2050(b)		1,993	1,121,062
Tencent Holdings Ltd.
1.81%, 01/26/2026(b)		5,470	4,896,676
3.24%, 06/03/2050(b)		4,830	2,883,812

Schedule of Investments—Intermediate Duration Portfolio	1

	Principal Amount (000)		U.S. $ Value
Time Warner Cable LLC 4.50%, 09/15/2042	U.S.$	2,370	$1,643,121
Warnermedia Holdings, Inc. 4.279%, 03/15/2032(b)		7,614	6,269,063
Weibo Corp. 3.375%, 07/08/2030		11,908	8,776,940

			37,661,461

Consumer Cyclical–Automotive–0.5%
General Motors Co. 6.125%, 10/01/2025		1,152	1,154,580
General Motors Financial Co., Inc. 4.30%, 04/06/2029		710	618,659
Harley-Davidson Financial Services, Inc.
3.05%, 02/14/2027(b)		3,858	3,309,933
3.35%, 06/08/2025(b)		3,759	3,529,024
Nissan Motor Co., Ltd. 4.345%, 09/17/2027(b)		8,330	7,176,961

			15,789,157

Consumer Cyclical–Other–0.3%
Las Vegas Sands Corp. 3.90%, 08/08/2029		8,755	7,255,181
MDC Holdings, Inc. 6.00%, 01/15/2043		3,776	2,876,972

			10,132,153

Consumer Cyclical–Retailers–0.6%
Advance Auto Parts, Inc.
3.50%, 03/15/2032		73	58,340
3.90%, 04/15/2030		8,625	7,421,295
Lowe’s Cos., Inc. 5.80%, 09/15/2062		4,887	4,493,499
Ross Stores, Inc. 4.70%, 04/15/2027		7,988	7,800,681

			19,773,815

Consumer Non-Cyclical–1.1%
Altria Group, Inc. 3.40%, 05/06/2030		7,300	5,923,001
BAT Capital Corp.
2.259%, 03/25/2028		11,104	8,844,225
4.906%, 04/02/2030		3,799	3,346,767
Cigna Corp. 4.375%, 10/15/2028		3,600	3,399,732
CVS Health Corp. 4.30%, 03/25/2028		179	169,302
Ochsner LSU Health System of North Louisiana Series 2021 2.51%, 05/15/2031		5,660	4,328,598
Takeda Pharmaceutical Co., Ltd. 4.40%, 11/26/2023		6,627	6,627,000

			32,638,625

Energy–2.7%
BP Capital Markets America, Inc. 2.939%, 06/04/2051	U.S.$	12,047	$7,649,243
Continental Resources, Inc./OK
2.875%, 04/01/2032(b)		5,368	3,921,700
5.75%, 01/15/2031(b)		3,997	3,612,369
Devon Energy Corp. 5.60%, 07/15/2041		4,914	4,410,954
Enbridge Energy Partners LP 7.375%, 10/15/2045		6,968	7,538,958
Energy Transfer LP 6.25%, 04/15/2049		3,278	2,927,942
EQT Corp. 5.70%, 04/01/2028		1,958	1,922,795
Marathon Petroleum Corp.
5.125%, 12/15/2026		9,518	9,368,663
6.50%, 03/01/2041		1,683	1,666,439
MPLX LP 5.20%, 03/01/2047		10,984	9,051,365
Oleoducto Central SA 4.00%, 07/14/2027(b)		631	488,355
ONEOK Partners LP 6.125%, 02/01/2041		294	260,966
ONEOK, Inc.
4.00%, 07/13/2027		4,900	4,501,728
4.35%, 03/15/2029		4,164	3,717,078
6.35%, 01/15/2031		1,081	1,060,699
Plains All American Pipeline LP/PAA Finance Corp. 3.55%, 12/15/2029		3,754	3,131,549
Suncor Energy, Inc. 6.80%, 05/15/2038		5,543	5,612,509
Tengizchevroil Finance Co. International Ltd. 3.25%, 08/15/2030(b)		1,397	993,005
TransCanada PipeLines Ltd.
6.10%, 06/01/2040		5,470	5,282,652
6.20%, 10/15/2037		3,397	3,366,359
Transcontinental Gas Pipe Line Co., LLC 3.25%, 05/15/2030		2,203	1,860,456

			82,345,784

Other Industrial–0.1%
Alfa SAB de CV 5.25%, 03/25/2024(b)		3,311	3,282,873

Services–0.7%
Booking Holdings, Inc. 4.625%, 04/13/2030		9,010	8,483,366
Expedia Group, Inc. 6.25%, 05/01/2025(b)		211	212,289
Global Payments, Inc.
3.20%, 08/15/2029		3,208	2,676,017
5.40%, 08/15/2032		4,124	3,823,195

2	Sanford C. Bernstein Fund, Inc.—2022 Annual Report

	Principal Amount (000)		U.S. $ Value
Moody’s Corp. 4.25%, 02/01/2029	U.S.$	4,376	$4,136,151
S&P Global, Inc.
4.25%, 05/01/2029(b)		1,574	1,480,017
4.75%, 08/01/2028(b)		307	300,111

			21,111,146

Technology–2.7%
Apple, Inc. 4.10%, 08/08/2062		5,020	4,115,798
Baidu, Inc. 3.425%, 04/07/2030		217	187,154
Broadcom, Inc.
3.137%, 11/15/2035(b)		1,202	842,758
3.187%, 11/15/2036(b)		8,430	5,772,274
4.15%, 11/15/2030		1,542	1,332,781
4.15%, 04/15/2032(b)		2,002	1,684,443
4.926%, 05/15/2037(b)		4,241	3,508,452
Entegris Escrow Corp. 4.75%, 04/15/2029(b)		5,311	4,711,441
Fiserv, Inc. 3.50%, 07/01/2029		9,632	8,393,325
HP, Inc. 5.50%, 01/15/2033		8,393	7,443,836
Infor, Inc. 1.75%, 07/15/2025(b)		2,719	2,448,133
Intel Corp. 5.05%, 08/05/2062		6,717	5,830,893
International Business Machines Corp. 4.90%, 07/27/2052		6,550	5,740,878
KLA Corp. 4.10%, 03/15/2029		1,349	1,280,916
Kyndryl Holdings, Inc. 2.05%, 10/15/2026		9,627	7,732,298
NXP BV/NXP Funding LLC 5.55%, 12/01/2028		4,119	4,031,471
NXP BV/NXP Funding LLC/NXP USA, Inc. 3.40%, 05/01/2030		3,313	2,773,909
Oracle Corp.
2.875%, 03/25/2031		5,648	4,449,212
3.60%, 04/01/2040		3,456	2,343,617
3.65%, 03/25/2041		1,857	1,260,532
5.375%, 07/15/2040		1,114	927,650
SK Hynix, Inc. 2.375%, 01/19/2031(b)		1,818	1,338,843
TSMC Arizona Corp. 3.875%, 04/22/2027		2,710	2,581,844
Western Digital Corp.
2.85%, 02/01/2029		1,194	928,013
3.10%, 02/01/2032		589	402,146
Workday, Inc. 3.80%, 04/01/2032		2,673	2,325,296

			84,387,913

Transportation-Airlines–0.2%
Delta Air Lines, Inc./SkyMiles IP Ltd.
4.50%, 10/20/2025(b)	U.S.$	3,393	3,297,151
4.75%, 10/20/2028(b)		3,940	3,671,213

			6,968,364

Transportation-Railroads–0.0%
Lima Metro Line 2 Finance Ltd.
4.35%, 04/05/2036(b)		442	387,056
5.875%, 07/05/2034(b)		1,072	1,013,019

			1,400,075

Transportation-Services–0.1%
Ashtead Capital, Inc. 5.50%, 08/11/2032(b)		1,037	961,091
ENA Master Trust 4.00%, 05/19/2048(b)		1,235	908,497

			1,869,588

			362,245,359

Financial Institutions–10.2%
Banking–6.9%
ABN AMRO Bank NV 4.75%, 07/28/2025(b)		1,171	1,124,851
Banco de Credito del Peru S.A. 3.125%, 07/01/2030(b)		5,996	5,256,993
Banco Santander SA 4.175%, 03/24/2028		3,200	2,895,328
Bank of America Corp.
2.299%, 07/21/2032		1,555	1,163,560
2.687%, 04/22/2032		9,685	7,546,939
4.376%, 04/27/2028		6,858	6,428,895
Bank of Ireland Group PLC 6.253%, 09/16/2026(b)		2,285	2,236,946
Barclays PLC 5.304%, 08/09/2026		4,935	4,743,522
BNP Paribas SA
2.591%, 01/20/2028(b)		2,660	2,275,284
7.75%, 08/16/2029(b)(c)		4,780	4,428,383
Citigroup, Inc.
3.98%, 03/20/2030		3,617	3,211,064
4.075%, 04/23/2029		5,373	4,865,950
5.95%, 01/30/2023(c)		2,569	2,539,534
Series W 4.00%, 12/10/2025(c)		3,243	2,736,443
Citizens Financial Group, Inc. 4.30%, 12/03/2025		10,581	10,177,758
Credit Suisse Group AG
3.091%, 05/14/2032(b)		8,899	6,256,976
4.194%, 04/01/2031(b)		2,852	2,257,101
6.373%, 07/15/2026(b)		6,080	5,877,110
Danske Bank A/S 4.298%, 04/01/2028(b)		5,462	4,876,638

Schedule of Investments—Intermediate Duration Portfolio	3

	Principal Amount (000)		U.S. $ Value
Deutsche Bank AG/New York NY
2.129%, 11/24/2026	U.S.$	4,221	$3,588,568
2.552%, 01/07/2028		604	491,934
3.961%, 11/26/2025		1,336	1,246,729
6.119%, 07/14/2026		4,828	4,691,512
Discover Bank 4.682%, 08/09/2028		2,264	2,174,844
Federation des Caisses Desjardins du Quebec 4.55%, 08/23/2027(b)		6,672	6,302,571
Goldman Sachs Group, Inc. (The)
2.383%, 07/21/2032		2,288	1,728,332
2.615%, 04/22/2032		7,696	5,966,170
3.102%, 02/24/2033		1,157	919,132
Series V 4.125%, 11/10/2026(c)		3,016	2,396,664
HSBC Holdings PLC
4.762%, 03/29/2033		3,381	2,791,117
5.402%, 08/11/2033		2,559	2,265,406
6.375%, 03/30/2025(c)		9,669	8,678,894
JPMorgan Chase & Co.
2.58%, 04/22/2032		9,618	7,443,370
4.851%, 07/25/2028		6,901	6,621,372
Series I 6.276% (LIBOR 3 Month + 3.47%), 01/30/2023(c)(d)		2,456	2,444,948
Series V 5.597% (LIBOR 3 Month + 3.32%), 10/01/2022(c)(d)		107	107,000
Mizuho Financial Group, Inc. 5.414%, 09/13/2028		6,462	6,318,350
Morgan Stanley
3.772%, 01/24/2029		5,695	5,131,935
4.21%, 04/20/2028		4,283	4,006,147
4.679%, 07/17/2026		1,880	1,830,274
Nationwide Building Society 2.972%, 02/16/2028(b)		5,154	4,436,976
Santander Holdings USA, Inc.
2.49%, 01/06/2028		3,137	2,612,243
4.26%, 06/09/2025		2,048	1,968,415
4.40%, 07/13/2027		3,049	2,806,330
Societe Generale SA 2.797%, 01/19/2028(b)		9,487	8,000,103
Standard Chartered PLC
3.971%, 03/30/2026(b)		3,723	3,499,397
4.316% (LIBOR 3 Month + 1.51%), 01/30/2027(b)(c)(d)		300	227,055
7.75%, 04/02/2023(b)(c)		822	805,568
Swedbank AB Series NC5 5.625%, 09/17/2024(b)(c)		400	370,076
Truist Financial Corp. Series Q 5.10%, 03/01/2030(c)		6,656	5,969,500
UBS Group AG
7.00%, 01/31/2024(b)(c)		3,018	2,867,040
7.00%, 02/19/2025(b)(c)	U.S.$	408	387,396
UniCredit SpA
1.982%, 06/03/2027(b)		271	223,656
2.569%, 09/22/2026(b)		6,253	5,355,257
3.127%, 06/03/2032(b)		1,858	1,323,398
US Bancorp Series J 5.30%, 04/15/2027(c)		3,485	2,975,667
Wells Fargo & Co.
3.35%, 03/02/2033		8,799	7,151,387
3.584%, 05/22/2028		2,117	1,914,869
Series BB 3.90%, 03/15/2026(c)		2,664	2,256,168

			213,195,045

Brokerage–0.5%
Charles Schwab Corp. (The)
Series G 5.375%, 06/01/2025(c)		3,154	3,080,701
Series I 4.00%, 06/01/2026(c)		7,570	6,241,162
Nomura Holdings, Inc. 2.999%, 01/22/2032		7,689	5,818,959

			15,140,822

Finance–1.2%
Air Lease Corp.
2.10%, 09/01/2028		2,650	2,065,622
3.625%, 04/01/2027		303	268,434
Aircastle Ltd.
2.85%, 01/26/2028(b)		8,390	6,426,321
4.125%, 05/01/2024		1,481	1,426,040
4.25%, 06/15/2026		530	475,288
5.25%, 08/11/2025(b)		3,730	3,513,623
Aviation Capital Group LLC
1.95%, 01/30/2026(b)		4,547	3,818,070
1.95%, 09/20/2026(b)		1,485	1,202,746
3.50%, 11/01/2027(b)		1,314	1,091,540
4.125%, 08/01/2025(b)		35	32,069
4.375%, 01/30/2024(b)		1,300	1,256,580
4.875%, 10/01/2025(b)		1,447	1,351,585
5.50%, 12/15/2024(b)		3,623	3,506,339
CDBL Funding 1 3.50%, 10/24/2027(b)		5,770	5,268,702
Synchrony Financial
2.875%, 10/28/2031		4,872	3,461,166
3.95%, 12/01/2027		707	616,207
4.50%, 07/23/2025		869	828,661
4.875%, 06/13/2025		969	935,947

			37,544,940

Insurance–0.7%
Guardian Life Insurance Co. of America (The) 4.85%, 01/24/2077(b)		2,851	2,336,822
MetLife Capital Trust IV 7.875%, 12/15/2037(b)		5,200	5,570,292

4	Sanford C. Bernstein Fund, Inc.—2022 Annual Report

	Principal Amount (000)			U.S. $ Value
Nationwide Mutual Insurance Co. 9.375%, 08/15/2039(b)	U.S.$	2,058		$2,640,352
Prudential Financial, Inc.
5.20%, 03/15/2044		1,970		1,882,946
5.375%, 05/15/2045		615		584,189
5.625%, 06/15/2043		1,099		1,080,592
Swiss Re Finance Luxembourg SA 5.00%, 04/02/2049(b)		5,000		4,401,800
Voya Financial, Inc. 5.65%, 05/15/2053		3,089		3,033,892

				21,530,885

REITs–0.9%
American Tower Corp.
3.65%, 03/15/2027		3,517		3,223,436
4.05%, 03/15/2032		1,717		1,478,234
Digital Realty Trust LP 3.60%, 07/01/2029		6,738		5,902,016
GLP Capital LP/GLP Financing II, Inc. 3.25%, 01/15/2032		4,731		3,549,669
Host Hotels & Resorts LP
Series E 4.00%, 06/15/2025		3,958		3,762,040
Series I 3.50%, 09/15/2030		1,343		1,072,802
Series J 2.90%, 12/15/2031		2,126		1,560,293
Vornado Realty LP 3.40%, 06/01/2031		7,733		5,909,481

				26,457,971

				313,869,663

Utility–0.6%
Electric–0.5%
AES Panama Generation Holdings SRL 4.375%, 05/31/2030(b)		1,670		1,315,125
Chile Electricity Pec SpA Zero Coupon, 01/25/2028(b)		3,081		2,175,956
Duke Energy Carolinas NC Storm Funding LLC Series A-2 2.617%, 07/01/2041		3,641		2,672,239
Engie Energia Chile SA 3.40%, 01/28/2030(b)		3,834		2,894,670
Entergy Corp. 1.90%, 06/15/2028		8,687		7,132,722

				16,190,712

Other Utility–0.1%
American Water Capital Corp. 3.45%, 06/01/2029	U.S.$	1,654		1,472,738

				17,663,450

Total Corporates–Investment Grade (cost $831,969,867)				693,778,472

MORTGAGE PASS-THROUGHS–16.8%
Agency Fixed Rate 30-Year–16.2%
Federal Home Loan Mortgage Corp.
Series 2019 3.50%, 09/01/2049		6,299		5,741,548
3.50%, 10/01/2049		6,314		5,749,446
3.50%, 11/01/2049		2,465		2,244,123
Series 2020 3.50%, 01/01/2050		5,243		4,785,650
Series 2022 2.00%, 03/01/2052		27,140		22,054,742
2.50%, 04/01/2052		32,499		27,388,567
3.00%, 03/01/2052		17,590		15,380,407
Federal Home Loan Mortgage Corp. Gold
Series 2003 5.00%, 08/01/2033		1		601
Series 2007 5.50%, 07/01/2035		591		603,849
Series 2016 4.00%, 02/01/2046		4,840		4,674,820
Series 2017 4.00%, 07/01/2044		3,364		3,243,380
Series 2018 4.00%, 08/01/2048		2,503		2,359,943
4.50%, 10/01/2048		4,128		3,998,107
4.50%, 11/01/2048		4,528		4,385,141
5.00%, 09/01/2048		1,387		1,372,893
5.00%, 11/01/2048		1,668		1,649,890
Federal National Mortgage Association
Series 2001 6.50%, 08/01/2031		1		1,301
Series 2003 5.50%, 04/01/2033		486		495,830
5.50%, 07/01/2033		1,066		1,086,258
5.50%, 11/01/2033		0	**	108
Series 2004 5.50%, 04/01/2034		245		250,008
5.50%, 05/01/2034		229		233,900
5.50%, 11/01/2034		866		885,584
6.50%, 08/01/2034		1		1,160
Series 2005 5.50%, 02/01/2035		1,196		1,221,952
Series 2006 5.50%, 04/01/2036		214		219,372

Schedule of Investments—Intermediate Duration Portfolio	5

	Principal Amount (000)			U.S. $ Value
Series 2007 5.50%, 09/01/2036	U.S.$	423		$432,336
Series 2008 6.00%, 03/01/2037		3		3,098
Series 2010 4.00%, 12/01/2040		2,223		2,145,279
Series 2012 3.50%, 02/01/2042		1,402		1,315,968
3.50%, 11/01/2042		14,846		13,693,539
3.50%, 01/01/2043		2,506		2,311,420
Series 2013 3.50%, 04/01/2043		8,548		7,884,292
4.00%, 10/01/2043		6,838		6,478,336
Series 2015 3.00%, 05/01/2045		2,729		2,426,910
3.00%, 08/01/2045		5,003		4,449,664
Series 2018 3.50%, 02/01/2048		3,303		3,018,234
3.50%, 05/01/2048		1,296		1,188,520
4.50%, 09/01/2048		6,702		6,483,997
Series 2019
3.50%, 08/01/2049		2,125		1,935,290
3.50%, 09/01/2049		2,527		2,303,058
3.50%, 10/01/2049		6,641		6,044,513
3.50%, 11/01/2049		5,066		4,609,505
Series 2020
3.50%, 01/01/2050		4,967		4,525,618
Series 2021
2.00%, 07/01/2051		28,133		22,817,413
2.50%, 01/01/2052		9,038		7,626,547
Series 2022
2.50%, 03/01/2052		19,709		16,595,115
2.50%, 04/01/2052		21,163		17,821,686
2.50%, 05/01/2052		26,412		22,243,578
3.00%, 02/01/2052		20,934		18,311,016
3.00%, 03/01/2052		26,825		23,456,218
Government National Mortgage Association
Series 2016
3.00%, 04/20/2046		1,396		1,254,025
3.00%, 05/20/2046		1,304		1,171,573
3.00%, 12/20/2046		374		335,765
Series 2022
3.00%, 10/01/2052, TBA		4,175		3,685,162
4.00%, 10/01/2052, TBA		13,580		12,668,090
4.50%, 10/01/2052, TBA		32,691		31,250,749
Uniform Mortgage-Backed Security
Series 2022
2.00%, 10/01/2052, TBA		54,968		44,477,703
2.50%, 10/01/2052, TBA		73,165		61,395,722
3.00%, 10/01/2052, TBA		17,133		14,895,150
4.00%, 10/01/2052, TBA		20,528		19,026,448

				500,310,117

Agency Fixed Rate 15-Year–0.6%
Federal National Mortgage Association
Series 2012
2.50%, 04/01/2027	U.S.$	9		7,895
Series 2016
2.50%, 02/01/2031		15		13,638
2.50%, 04/01/2031		10		8,869
2.50%, 05/01/2031		41		37,644
2.50%, 07/01/2031		1,398		1,281,828
2.50%, 08/01/2031		469		430,130
2.50%, 09/01/2031		252		230,937
2.50%, 10/01/2031		1,473		1,350,442
2.50%, 11/01/2031		10,007		9,173,599
2.50%, 12/01/2031		3,705		3,392,775
2.50%, 01/01/2032		482		441,682
Series 2017
2.50%, 01/01/2032		2,385		2,184,327
2.50%, 02/01/2032		134		122,656

				18,676,422

Other Agency Fixed Rate Programs–0.0%
Federal National Mortgage Association
Series 2009
4.50%, 07/01/2029		206		203,888
4.50%, 08/01/2029		59		58,597
4.50%, 10/01/2029		11		10,777

				273,262

Agency ARMs–0.0%
Federal Home Loan Mortgage Corp. Gold
Series 2006
2.595% (LIBOR 12 Month + 2.18%), 12/01/2036(d)		0	**	150
Series 2007
2.60% (LIBOR 12 Month + 2.10%), 03/01/2037(d)		0	**	370

				520

Total Mortgage Pass-Throughs (cost $565,668,442)				519,260,321

COLLATERALIZED MORTGAGE OBLIGATIONS–7.7%
Risk Share Floating Rate–6.7%
Bellemeade Re Ltd.
Series 2019-3A, Class M1B
4.684% (LIBOR 1 Month + 1.60%), 07/25/2029(b)(d)		867		865,950
Series 2019-3A, Class M1C
5.034% (LIBOR 1 Month + 1.95%), 07/25/2029(b)(d)		575		568,025
Series 2020-3A, Class M1B
5.934% (LIBOR 1 Month + 2.85%), 10/25/2030(b)(d)		502		502,938

6	Sanford C. Bernstein Fund, Inc.—2022 Annual Report

	Principal Amount (000)		U.S. $ Value
Series 2021-1A, Class M1C
5.231% (SOFR + 2.95%), 03/25/2031(b)(d)	U.S.$	4,197	$4,057,930
Series 2021-2A, Class M1B
3.781% (SOFR + 1.50%), 06/25/2031(b)(d)		7,664	7,407,204
Series 2021-3A, Class A2
3.281% (SOFR + 1.00%), 09/25/2031(b)(d)		7,199	6,767,218
Series 2022-1, Class M1B
4.431% (SOFR + 2.15%), 01/26/2032(b)(d)		3,969	3,881,295
Series 2022-2, Class M1A
6.285% (SOFR + 4.00%), 09/27/2032(b)(d)		7,387	7,386,044
Connecticut Avenue Securities Trust
Series 2022-R06, Class 1M1
5.031% (SOFR + 2.75%), 05/25/2042(b)(d)		6,818	6,812,097
Series 2022-R07, Class 1M1
5.255% (SOFR + 2.95%), 06/25/2042(b)(d)		9,211	9,211,425
Series 2021-R03, Class 1M2
3.931% (SOFR + 1.65%), 12/25/2041(b)(d)		3,513	3,199,776
Series 2022-R01, Class 1M2
4.181% (SOFR + 1.90%), 12/25/2041(b)(d)		9,352	8,516,533
Series 2022-R02, Class 2M1
3.481% (SOFR + 1.20%), 01/25/2042(b)(d)		7,817	7,653,415
Series 2022-R03, Class 1M2
5.781% (SOFR + 3.50%), 03/25/2042(b)(d)		6,435	6,113,618
Series 2022-R04, Class 1M2
5.381% (SOFR + 3.10%), 03/25/2042(b)(d)		1,747	1,635,615
Series 2022-R05, Class 2M2
5.281% (SOFR + 3.00%), 04/25/2042(b)(d)		5,001	4,613,292
Series 2022-R08, Class 1M1
4.855% (SOFR + 2.55%), 07/25/2042(b)(d)		6,873	6,838,321
Eagle Re Ltd.
Series 2018-1, Class M2
6.084% (LIBOR 1 Month + 3.00%), 11/25/2028(b)(d)		617	611,950
Series 2020-1, Class M1A
3.984% (LIBOR 1 Month + 0.90%), 01/25/2030(b)(d)		66	65,605
Series 2021-2, Class M1B
4.331% (SOFR + 2.05%), 04/25/2034(b)(d)		2,360	2,294,371
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2022-DNA4, Class M1B 5.631% (SOFR + 3.35%), 05/25/2042(b)(d)		5,585	5,305,458
Series 2013-DN2, Class M2
7.334% (LIBOR 1 Month + 4.25%), 11/25/2023(d)	U.S.$	413	417,387
Series 2014-DN3, Class M3
7.084% (LIBOR 1 Month + 4.00%), 08/25/2024(d)		396	399,654
Series 2015-DNA1, Class M3
6.384% (LIBOR 1 Month + 3.30%), 10/25/2027(d)		1,262	1,273,769
Series 2016-HQA3, Class M3
6.934% (LIBOR 1 Month + 3.85%), 03/25/2029(d)		1,255	1,271,220
Series 2020-DNA5, Class M2
5.081% (SOFR + 2.80%), 10/25/2050(b)(d)		2,822	2,821,115
Series 2021-DNA3, Class M2
4.381% (SOFR + 2.10%), 10/25/2033(b)(d)		3,221	3,068,281
Series 2021-DNA5, Class M2
3.931% (SOFR + 1.65%), 01/25/2034(b)(d)		2,493	2,430,842
Series 2021-DNA6, Class M2
3.781% (SOFR + 1.50%), 10/25/2041(b)(d)		9,778	8,873,967
Series 2021-DNA7, Class M2
4.081% (SOFR + 1.80%), 11/25/2041(b)(d)		9,563	8,571,275
Series 2021-HQA3, Class M1
3.131% (SOFR + 0.85%), 09/25/2041(b)(d)		3,249	3,132,657
Series 2021-HQA4, Class M2
4.631% (SOFR + 2.35%), 12/25/2041(b)(d)		6,126	5,207,411
Series 2022-DNA1, Class M1A
3.281% (SOFR + 1.00%), 01/25/2042(b)(d)		3,942	3,829,206
Series 2022-DNA1, Class M1B
4.131% (SOFR + 1.85%), 01/25/2042(b)(d)		4,940	4,483,165
Series 2022-DNA2, Class M1B
4.681% (SOFR + 2.40%), 02/25/2042(b)(d)		7,072	6,568,400
Series 2022-DNA3, Class M1B
5.181% (SOFR + 2.90%), 04/25/2042(b)(d)		2,957	2,790,980
Series 2022-DNA5, Class M1B
6.781% (SOFR + 4.50%), 06/25/2042(b)(d)		9,989	10,010,624
Series 2022-DNA6, Class M1A
4.435% (SOFR + 2.15%), 09/25/2042(b)(d)		3,516	3,495,409
Series 2022-DNA7, Class M1A
4.876% (SOFR + 2.50%), 09/25/2042(b)(d)		9,358	9,360,764
Series 2022-HQA1, Class M1B
5.781% (SOFR + 3.50%), 03/25/2042(b)(d)		1,664	1,592,564

Schedule of Investments—Intermediate Duration Portfolio	7

Principal Amount (000)			U.S. $ Value
Federal National Mortgage Association Connecticut Avenue Securities
Series 2015-C04, Class 1M2
8.784% (LIBOR 1 Month + 5.70%), 04/25/2028(d)	U.S.$	1,029	$1,065,242
Series 2016-C02, Class 1M2
9.084% (LIBOR 1 Month + 6.00%), 09/25/2028(d)		360	372,767
Series 2016-C03, Class 1M2
8.384% (LIBOR 1 Month + 5.30%), 10/25/2028(d)		1,302	1,338,560
Series 2021-R02, Class 2M2
4.281% (SOFR + 2.00%), 11/25/2041(b)(d)		4,242	3,791,888
Home Re Ltd. Series 2021-2, Class M1B 3.881% (SOFR + 1.60%), 01/25/2034(b)(d)		4,253	4,158,231
JPMorgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 7.334% (LIBOR 1 Month + 4.25%), 11/25/2024(d)(e)		217	208,198
Oaktown Re VII Ltd. Series 2021-2, Class M1A 3.881% (SOFR + 1.60%), 04/25/2034(b)(d)		6,767	6,643,815
PMT Credit Risk Transfer Trust
Series 2019-2R, Class A
5.863% (LIBOR 1 Month + 2.75%), 05/27/2023(b)(d)		2,843	2,728,158
Series 2019-3R, Class A
5.813% (LIBOR 1 Month + 2.70%), 10/27/2022(b)(d)		222	213,692
Series 2020-1R, Class A
5.463% (LIBOR 1 Month + 2.35%), 02/27/2023(d)(e)		929	881,159
Radnor Re Ltd.
Series 2019-1, Class M1B
5.034% (LIBOR 1 Month + 1.95%), 02/25/2029(b)(d)		2,657	2,624,946
Series 2019-2, Class M1B
4.834% (LIBOR 1 Month + 1.75%), 06/25/2029(b)(d)		930	927,785
Series 2020-1, Class M1A
4.034% (LIBOR 1 Month + 0.95%), 01/25/2030(b)(d)		969	966,067
Traingle Re Ltd. Series 2021-3, Class M1A 4.181% (SOFR + 1.90%), 02/25/2034(b)(d)		4,786	4,748,635
Wells Fargo Credit Risk Transfer Securities Trust
Series 2015-WF1, Class 1M2
8.334% (LIBOR 1 Month + 5.25%), 11/25/2025(d)(e)		1,020	938,647
Series 2015-WF1, Class 2M2
8.584% (LIBOR 1 Month + 5.50%), 11/25/2025(d)(e)	U.S.$	266	249,867

			205,764,427

Agency Fixed Rate–0.5%
Federal Home Loan Mortgage Corp. REMICs
Series 5008, Class AI
3.50%, 09/25/2050(f)		10,311	1,699,884
Series 5015, Class BI
4.00%, 09/25/2050(f)		13,937	2,643,618
Series 5040, Class AI
3.50%, 11/25/2050(f)		7,629	1,276,438
Series 5043, Class IO
5.00%, 11/25/2050(f)		15,872	3,500,206
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 2.984%, 05/28/2035		1,445	1,298,821
Federal National Mortgage Association REMICs
Series 2015-30, Class EI
5.00%, 05/25/2045(f)		7,352	1,288,807
Series 2020-89, Class KI
4.00%, 12/25/2050(f)		28,886	5,461,316

			17,169,090

Agency Floating Rate–0.3%
Federal Home Loan Mortgage Corp. REMICs
Series 4416, Class BS
3.282% (6.10%–LIBOR 1 Month), 12/15/2044(d)(g)		7,515	714,372
Series 4585, Class DS
3.182% (6.00%–LIBOR 1 Month), 05/15/2046(d)(g)		4,999	513,250
Series 4693, Class SL
3.332% (6.15%–LIBOR 1 Month), 06/15/2047(d)(g)		3,139	340,022
Series 4954, Class SL
2.966% (6.05%–LIBOR 1 Month), 02/25/2050(d)(g)		2,307	230,820
Series 4981, Class HS
3.016% (6.10%–LIBOR 1 Month), 06/25/2050(d)(g)		19,138	1,883,426
Federal National Mortgage Association REMICs
Series 2011-131, Class ST
3.456% (6.54%–LIBOR 1 Month), 12/25/2041(d)(g)		4,565	533,086
Series 2014-17, Class SA
2.966% (6.05%–LIBOR 1 Month), 04/25/2044(d)(g)		8,444	937,283
Series 2015-26, Class SH
3.366% (6.45%–LIBOR 1 Month), 05/25/2045(d)(g)		5,928	744,880

8	Sanford C. Bernstein Fund, Inc.—2022 Annual Report

	Principal Amount (000)		U.S. $ Value
Series 2016-106, Class ES
2.916% (6.00%–LIBOR 1 Month), 01/25/2047(d)(g)	U.S.$	3,450	$353,104
Series 2017-62, Class AS
3.066% (6.15%–LIBOR 1 Month), 08/25/2047(d)(g)		4,387	495,451
Series 2017-81, Class SA
3.116% (6.20%–LIBOR 1 Month), 10/25/2047(d)(g)		7,638	838,187
Series 2017-97, Class SW
3.116% (6.20%–LIBOR 1 Month), 12/25/2047(d)(g)		6,351	672,900
Government National Mortgage Association
Series 2017-43, Class ST
3.086% (6.10%–LIBOR 1 Month), 03/20/2047(d)(g)		7,243	784,323
Series 2017-122, Class SA
3.186% (6.20%–LIBOR 1 Month), 08/20/2047(d)(g)		5,260	600,930
Series 2017-134, Class MS
3.186% (6.20%–LIBOR 1 Month), 09/20/2047(d)(g)		6,001	697,636

			10,339,670

Non-Agency Fixed Rate–0.1%
Alternative Loan Trust
Series 2005-20CB, Class 3A6
5.50%, 07/25/2035		291	209,226
Series 2006-24CB, Class A16
5.75%, 08/25/2036		2,061	1,190,085
Series 2006-28CB, Class A14
6.25%, 10/25/2036		1,419	806,916
Series 2006-J1, Class 1A13
5.50%, 02/25/2036		513	373,514
CHL Mortgage Pass-Through Trust Series 2006-13, Class 1A19 6.25%, 09/25/2036		606	286,714

			2,866,455

Non-Agency Floating Rate–0.1%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 3.464% (LIBOR 1 Month + 0.38%), 12/25/2036(d)		3,871	1,434,831
HomeBanc Mortgage Trust Series 2005-1, Class A1 3.584% (LIBOR 1 Month + 0.50%), 03/25/2035(d)		678	571,246
JPMorgan Chase Bank, NA Series 2019-CL1, Class M3 5.184% (LIBOR 1 Month + 2.10%), 04/25/2047(b)(d)		749	733,064

			2,739,141

Total Collateralized Mortgage Obligations (cost $250,144,088)			238,878,783

ASSET-BACKED SECURITIES–5.1%
Autos–Fixed Rate–2.5%
ACM Auto Trust Series 2022-1A, Class A 3.23%, 04/20/2029(b)	U.S.$	4,911	$4,895,329
Avis Budget Rental Car Funding AESOP LLC
Series 2017-2A, Class D
4.56%, 03/20/2024(b)		6,721	6,691,636
Series 2018-2A, Class A
4.00%, 03/20/2025(b)		6,700	6,582,678
Carvana Auto Receivables Trust
Series 2021-N3, Class C
1.02%, 06/12/2028		3,439	3,305,007
Series 2021-N4, Class D
2.30%, 09/11/2028		3,177	2,917,951
Series 2021-P4, Class D
2.61%, 09/11/2028		4,063	3,334,686
CPS Auto Receivables Trust
Series 2021-C, Class D
1.69%, 06/15/2027(b)		5,050	4,565,028
Series 2022-A, Class C
2.17%, 04/16/2029(b)		5,564	5,152,523
FHF Trust Series 2021-2A, Class A 0.83%, 12/15/2026 (b)		2,277	2,163,084
Ford Credit Auto Owner Trust Series 2021-1, Class D 2.31%, 10/17/2033 (b)		5,650	4,869,364
LAD Auto Receivables Trust
Series 2021-1A, Class A
1.30%, 08/17/2026(b)		3,380	3,257,976
Series 2022-1A, Class A
5.21%, 06/15/2027(b)		6,103	6,025,324
Research-Driven Pagaya Motor Asset Trust VII Series 2022-3A, Class A 5.38%, 11/25/2030(b)		6,505	6,418,304
Santander Bank Auto Credit-Linked Notes Series 2022-A, Class B 5.281%, 05/15/2032(b)		6,465	6,344,174
Santander Bank NA–SBCLN Series 2021-1A, Class B 1.833%, 12/15/2031(b)		3,125	3,012,855
United Auto Credit Securitization Trust Series 2022-2, Class A 4.39%, 04/10/2025(b)		5,941	5,913,029

			75,448,948

Other ABS–Fixed Rate–2.2%
AB Issuer LLC Series 2021-1, Class A2 3.734%, 07/30/2051(b)		8,404	6,893,775

Schedule of Investments—Intermediate Duration Portfolio	9

	Principal Amount (000)		U.S. $ Value
Affirm Asset Securitization Trust
Series 2021-Z1, Class A
1.07%, 08/15/2025(b)	U.S.$	1,832	$1,775,906
Series 2021-Z2, Class A
1.17%, 11/16/2026(b)		1,765	1,700,061
Series 2022-X1, Class A
1.75%, 02/15/2027(b)		4,821	4,700,273
Amur Equipment Finance Receivables XI LLC Series 2022-2A, Class A2 5.30%, 06/21/2028(b)		2,643	2,627,023
Atalaya Equipment Leasing Trust Series 2021-1A, Class B 2.08%, 02/15/2027(b)		1,762	1,643,202
BHG Securitization Trust Series 2022-A, Class A 1.71%, 02/20/2035(b)		1,618	1,513,926
Cajun Global LLC Series 2021-1, Class A2 3.931%, 11/20/2051(b)		1,751	1,488,707
College Ave Student Loans LLC Series 2021-C, Class B 2.72%, 07/26/2055(b)		2,202	1,865,571
Conn’s Receivables Funding LLC Series 2021-A, Class A 1.05%, 05/15/2026(b)		1,849	1,840,281
Dext ABS LLC Series 2021-1, Class B 1.76%, 02/15/2028(b)		493	447,491
Diamond Infrastructure Funding LLC Series 2021-1A, Class B 2.355%, 04/15/2049(b)		3,651	2,975,061
Diamond Issuer Series 2021-1A, Class A 2.305%, 11/20/2051(b)		7,711	6,514,824
Domino’s Pizza Master Issuer LLC Series 2021-1A, Class A2I 2.662%, 04/25/2051(b)		4,376	3,603,247
GCI Funding I LLC Series 2021-1, Class A 2.38%, 06/18/2046(b)		2,426	2,070,335
Hardee’s Funding LLC
Series 2018-1A, Class A23
5.71%, 06/20/2048(b)		3,216	2,944,798
Series 2020-1A, Class A2
3.981%, 12/20/2050(b)		2,605	2,235,609
MVW LLC Series 2021-2A, Class B 1.83%, 05/20/2039 (b)		3,497	3,117,649
Neighborly Issuer Series 2022-1A, Class A2 3.695%, 01/30/2052(b)		5,495	4,420,960
Neighborly Issuer LLC Series 2021-1A, Class A2 3.584%, 04/30/2051(b)	U.S.$	3,216	2,657,829
Nelnet Student Loan Trust
Series 2021-BA, Class B
2.68%, 04/20/2062(b)		2,008	1,597,138
Series 2021-CA, Class B
2.53%, 04/20/2062(b)		3,421	2,666,399
Series 2021-DA, Class B
2.90%, 04/20/2062(b)		3,096	2,495,429
Upstart Securitization Trust
Series 2020-3, Class A
1.702%, 11/20/2030(b)		127	126,789
Series 2021-3, Class B
1.66%, 07/20/2031(b)		5,220	4,807,582

			68,729,865

Credit Cards–Fixed Rate–0.4%
Brex Commercial Charge Card Master Trust
Series 2021-1, Class A
2.09%, 07/15/2024(b)		4,282	4,199,987
Series 2022-1, Class A
4.63%, 07/15/2025(b)		7,665	7,423,491
Mission Lane Credit Card Master Trust Series 2021-A, Class B 2.24%, 09/15/2026(b)		1,601	1,544,693

			13,168,171

Home Equity Loans–Floating Rate–0.0%
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates Series 2004-1, Class 1A 3.684% (LIBOR 1 Month + 0.60%), 04/25/2034(d)		3	2,617

Total Asset-Backed Securities (cost $172,087,269)			157,349,601

COMMERCIAL MORTGAGE-BACKED SECURITIES–3.6%
Non-Agency Floating Rate CMBS–2.0%
AREIT Trust Series 2022-CRE6, Class A 3.534% (SOFR + 1.25%), 01/16/2037(b)(d)		12,432	11,951,509
Ashford Hospitality Trust Series 2018-KEYS, Class A 3.818% (LIBOR 1 Month + 1.00%), 06/15/2035(b)(d)		3,799	3,679,899
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 3.818% (LIBOR 1 Month + 1.00%), 11/15/2033(b)(d)		10,570	9,956,110

10	Sanford C. Bernstein Fund, Inc.—2022 Annual Report

Principal Amount (000)			U.S. $ Value
BBCMS Mortgage Trust Series 2020-BID, Class A 4.958% (LIBOR 1 Month + 2.14%), 10/15/2037(b)(d)	U.S.$	7,708	$7,591,780
BFLD Trust Series 2021-FPM, Class A 4.418% (LIBOR 1 Month + 1.60%), 06/15/2038(b)(d)		11,683	11,266,697
BX Commercial Mortgage Trust
Series 2019-IMC, Class D
4.718% (LIBOR 1 Month + 1.90%), 04/15/2034(b)(d)		1,772	1,680,230
Series 2019-IMC, Class E
4.968% (LIBOR 1 Month + 2.15%), 04/15/2034(b)(d)		6,595	6,219,864
CLNY Trust Series 2019-IKPR, Class D 4.843% (LIBOR 1 Month + 2.02%), 11/15/2038(b)(d)		5,360	4,997,393
Federal Home Loan Mortgage Corp. Multifamily Structured Credit Risk Series 2021-MN1, Class M1 4.281% (SOFR + 2.00%), 01/25/2051(b)(d)		788	757,271
Natixis Commercial Mortgage Securities Trust Series 2019-MILE, Class A 4.318% (LIBOR 1 Month + 1.50%), 07/15/2036(b)(d)		2,750	2,705,452

			60,806,205

Non-Agency Fixed Rate CMBS–1.6%
BAMLL Commercial Mortgage Securities Trust Series 2013-WBRK, Class D 3.652%, 03/10/2037(b)		2,805	2,380,500
Banc of America Commercial Mortgage Trust Series 2015-UBS7, Class AS 3.989%, 09/15/2048		871	816,305
Barclays Commercial Mortgage Trust Series 2019-C3, Class B 4.096%, 05/15/2052		3,523	3,069,612
Commercial Mortgage Trust
Series 2012-CR3, Class E
4.894%, 10/15/2045(b)		3,938	2,359,985
Series 2013-SFS, Class A1 1.873%, 04/12/2035(b)		391	386,369
GS Mortgage Securities Trust
Series 2011-GC5, Class D 5.302%, 08/10/2044(b)		333	141,753
Series 2013-G1, Class A2 3.557%, 04/10/2031(b)		3,622	3,592,866
GSF
Series 2021-1, Class A1 1.433%, 08/15/2026(e)(h)	U.S.$	3,575	3,312,816
Series 2021-1, Class A2 2.435%, 08/15/2026(e)(h)		9,371	8,833,052
Series 2021-1, Class AS 2.638%, 08/15/2026(e)(h)		249	229,680
HFX Funding Issuer Series 2017-1A, Class A3 3.647%, 03/15/2035(d)(e)		6,860	6,297,907
JPMBB Commercial Mortgage Securities Trust
Series 2013-C14, Class D 4.699%, 08/15/2046(b)		2,527	1,412,812
Series 2014-C21, Class B 4.341%, 08/15/2047		1,857	1,727,598
Series 2015-C27, Class AS 3.634%, 02/15/2048		3,415	3,227,916
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2012-C6, Class E 5.129%, 05/15/2045(b)		3,967	3,074,061
Series 2016-JP3, Class B 3.397%, 08/15/2049		3,000	2,618,770
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 09/15/2039		817	360,710
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 03/10/2049(b)		1,836	1,821,892
Wells Fargo Commercial Mortgage Trust
Series 2015-SG1, Class AS 4.047%, 09/15/2048		2,906	2,735,702
Series 2019-C51, Class B 3.836%, 06/15/2052		1,269	1,082,237
WF-RBS Commercial Mortgage Trust
Series 2013-C11, Class XA 1.238%, 03/15/2045(b)(f)		44,918	19,378
Series 2014-C24, Class AS 3.931%, 11/15/2047		1,471	1,403,071

			50,904,992

Total Commercial Mortgage-Backed Securities (cost $122,235,281)			111,711,197

Schedule of Investments—Intermediate Duration Portfolio	11

Principal Amount (000)				U.S. $ Value

COLLATERALIZED LOAN OBLIGATIONS – 2.7%
CLO-Floating Rate–2.7%
AGL CLO 10 Ltd. Series 2021-10A, Class A 3.642% (LIBOR 3 Month + 1.13%), 04/15/2034(b)(d)	U.S.$		450	$428,508
Balboa Bay Loan Funding Ltd. Series 2021-1A, Class A 3.91% (LIBOR 3 Month + 1.20%), 07/20/2034(b)(d)			6,496	6,220,544
Dryden 78 CLO Ltd. Series 2020-78A, Class C 4.69% (LIBOR 3 Month + 1.95%), 04/17/2033(b)(d)			4,670	4,273,732
Elevation CLO Ltd. Series 2020-11A, Class D1 6.362% (LIBOR 3 Month + 3.85%), 04/15/2033(b)(d)			4,500	3,869,379
Elmwood CLO IX Ltd. Series 2021-2A, Class A 3.84% (LIBOR 3 Month + 1.13%), 07/20/2034(b)(d)			5,900	5,645,905
Elmwood CLO XII Ltd. Series 2021-5A, Class D 5.76% (LIBOR 3 Month + 3.05%), 01/20/2035(b)(d)			2,100	1,868,200
Flatiron CLO 21 Ltd. Series 2021-1A, Class A1 3.848% (LIBOR 3 Month + 1.11%), 07/19/2034(b)(d)			4,290	4,095,860
Goldentree Loan Management US CLO 7 Ltd. Series 2020-7A, Class AR 3.78% (LIBOR 3 Month + 1.07%), 04/20/2034(b)(d)			6,463	6,133,298
Golub Capital Partners 48 LP Series 2020-48A, Class A1 4.05% (LIBOR 3 Month + 1.31%), 04/17/2033(b)(d)			644	619,598
Neuberger Berman Loan Advisers CLO 43 Ltd. Series 2021-43A, Class A 3.87% (LIBOR 3 Month + 1.13%), 07/17/2035(b)(d)			6,910	6,621,476
OCP CLO Ltd. Series 2020-18A, Class AR 3.80% (LIBOR 3 Month + 1.09%), 07/20/2032(b)(d)			8,088	7,816,130
Palmer Square CLO Ltd. Series 2021-4A, Class A 3.682% (LIBOR 3 Month + 1.17%), 10/15/2034(b)(d)			730	696,249
Pikes Peak CLO 8 Series 2021-8A, Class A 3.88% (LIBOR 3 Month + 1.17%), 07/20/2034(b)(d)	U.S.$		7,300	6,987,684
Rad CLO 7 Ltd. Series 2020-7A, Class C 4.74% (LIBOR 3 Month + 2.00%), 04/17/2033(b)(d)			2,090	1,921,713
Rad CLO 11 Ltd. Series 2021-11A, Class D 5.412% (LIBOR 3 Month + 2.90%), 04/15/2034(b)(d)			3,800	3,334,800
Rad CLO 14 Ltd Series 2021-14A, Class A 3.682% (LIBOR 3 Month + 1.17%), 01/15/2035(b)(d)			829	784,909
Regatta XX Funding Ltd. Series 2021-2A, Class A 3.672% (LIBOR 3 Month + 1.16%), 10/15/2034(b)(d)			11,084	10,501,072
Rockford Tower CLO Ltd.
Series 2021-2A, Class A1
3.87% (LIBOR 3 Month + 1.16%), 07/20/2034(b)(d)			5,449	5,176,680
Series 2021-3A, Class D
5.96% (LIBOR 3 Month + 3.25%), 10/20/2034(b)(d)			3,200	2,766,784
Sixth Street CLO XVII Ltd. Series 2021-17A, Class A 3.95% (LIBOR 3 Month + 1.24%), 01/20/2034(b)(d)			1,089	1,048,574
Sixth Street CLO XX Ltd. Series 2021-20A, Class D 5.76% (LIBOR 3 Month + 3.05%), 10/20/2034(b)(d)			1,900	1,686,926
TICP CLO XV Ltd. Series 2020-15A, Class A 3.99% (LIBOR 3 Month + 1.28%), 04/20/2033(b)(d)			250	242,319
Voya CLO Ltd. Series 2019-1A, Class DR 5.362% (LIBOR 3 Month + 2.85%), 04/15/2031(b)(d)			1,850	1,581,424

Total Collateralized Loan Obligations (cost $89,950,357)				84,321,764

CORPORATES-NON-INVESTMENT GRADE–1.9%

Industrial–1.4%
Capital Goods–0.0%
TK Elevator Midco GmbH 4.375%, 07/15/2027(b)		EUR	1,444	1,189,342

12	Sanford C. Bernstein Fund, Inc.—2022 Annual Report

	Principal Amount (000)		U.S. $ Value
Communications-Media–0.4%
Altice Financing SA 3.00%, 01/15/2028(b)	U.S.$	2,174	$1,603,682
CCO Holdings LLC/CCO Holdings Capital Corp.
4.50%, 08/15/2030(b)		1,424	1,126,441
4.50%, 06/01/2033(b)		5,124	3,800,573
4.75%, 02/01/2032(b)		1,041	812,355
DISH DBS Corp. 5.75%, 12/01/2028(b)		3,890	2,932,827
Summer BC Holdco B SARL 5.75%, 10/31/2026(b)	EUR	2,174	1,818,811
VZ Vendor Financing II BV 2.875%, 01/15/2029(b)		2,093	1,460,753

			13,555,442

Communications-Telecommunications–0.1%
Altice France SA/France 3.375%, 01/15/2028(b)		1,024	762,674
Lorca Telecom Bondco SA 4.00%, 09/18/2027(b)		2,174	1,853,946

			2,616,620

Consumer Cyclical-Automotive–0.2%
Adient Global Holdings Ltd. 3.50%, 08/15/2024(b)		2,174	1,967,891
Ford Motor Co. 6.10%, 08/19/2032	U.S.$	3,333	2,938,140
ZF Finance GmbH 3.75%, 09/21/2028(b)	EUR	1,400	1,067,580

			5,973,611

Consumer Cyclical-Entertainment–0.3%
Carnival Corp. 4.00%, 08/01/2028(b)	U.S.$	5,633	4,546,732
Royal Caribbean Cruises Ltd. 8.25%, 01/15/2029(b)		4,339	4,220,849

			8,767,581

Consumer Cyclical-Other–0.0%
NH Hotel Group SA 4.00%, 07/02/2026(b)	EUR	694	592,082

Consumer Non-Cyclical–0.2%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.50%, 03/15/2029(b)	U.S.$	3,900	3,149,250
IQVIA, Inc. 2.25%, 03/15/2029(b)	EUR	1,420	1,066,911
Nobel Bidco BV 3.125%, 06/15/2028(b)		2,174	1,429,652
Organon & Co./Organon Foreign Debt Co-Issuer BV 2.875%, 04/30/2028(b)		1,420	1,112,557

			6,758,370

Services–0.1%
APCOA Parking Holdings GmbH 4.625%, 01/15/2027(b)	EUR	2,174	1,689,844

Technology–0.1%
Playtech PLC 4.25%, 03/07/2026(b)		1,420	1,260,924

Transportation-Airlines–0.0%
Deutsche Lufthansa AG 3.00%, 05/29/2026(b)		800	657,794

			43,061,610

Financial Institutions–0.4%
Banking–0.4%
Credit Suisse Group AG
6.375%, 08/21/2026(b)(c)		611	447,325
7.50%, 12/11/2023(b)(c)		2,634	2,423,148
7.50%, 07/17/2023(b)(c)		5,931	5,100,601
Intesa Sanpaolo SpA 5.017%, 06/26/2024(b)		6,204	5,790,876

			13,761,950

Utility–0.1%
Electric–0.1%
Vistra Corp. 7.00%, 12/15/2026(b)(c)		2,589	2,263,692

Total Corporates–Non-Investment Grade (cost $74,858,174)			59,087,252

LOCAL GOVERNMENTS-US MUNICIPAL BONDS–0.9%
United States–0.9%
Port Authority of New York & New Jersey
Series 2020-A
1.086%, 07/01/2023		4,170	4,065,085
State Board of Administration Finance Corp.
Series 2020-A
1.705%, 07/01/2027		6,821	5,833,178
State of California
Series 2010
7.625%, 03/01/2040		8,520	10,569,156
Tobacco Settlement Finance Authority/WV
Series 2020
3.00%, 06/01/2035		2,133	2,024,055
University of California
Series 2021-B
3.071%, 05/15/2051		7,960	5,307,493

Total Local Governments–US Municipal Bonds (cost $29,649,597)			27,798,967

Schedule of Investments—Intermediate Duration Portfolio	13

	Principal Amount (000)			U.S. $ Value

EMERGING MARKETS-CORPORATE BONDS–0.4%

Industrial–0.4%
Basic–0.1%
CSN Resources SA 4.625%, 06/10/2031(b)	U.S.$		1,862	$1,266,532
Volcan Cia Minera SAA 4.375%, 02/11/2026(b)			761	623,212

				1,889,744

Capital Goods–0.1%
Embraer Netherlands Finance BV
5.40%, 02/01/2027			4,960	4,520,792
6.95%, 01/17/2028(b)			1,797	1,686,709
Odebrecht Holdco Finance Ltd. Zero Coupon, 09/10/2058(b)			3,418	6,837

				6,214,338

Communications-Media–0.0%
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030(b)			825	620,813

Consumer Cyclical-Other–0.1%
Wynn Macau Ltd. 5.625%, 08/26/2028(b)			2,862	1,917,540

Consumer Non-Cyclical–0.1%
Natura & Co. Luxembourg Holdings SARL 6.00%, 04/19/2029(b)			2,258	1,840,834

				12,483,269

Utility–0.0%
Electric–0.0%
Terraform Global Operating LP 6.125%, 03/01/2026(e)			565	532,100

Financial Institutions–0.0%
Other Finance–0.0%
OEC Finance Ltd.
5.25%, 12/27/2033(b)(i)			2,445	53,960
7.125%, 12/26/2046(b)(i)			707	18,643

				72,603

Total Emerging Markets–Corporate Bonds (cost $20,972,830)				13,087,972

COMMON STOCKS–0.3%

Financials–0.3%
Insurance–0.3%
Mt Logan Re Ltd. (Preference Shares)(h)(j)(k)			9,249	7,908,780
Mt Logan Re Ltd. (Special Investment)(h)(j)(k)			1,463	1,227,194

Total Common Stocks (cost $9,248,550)				9,135,974

	Principal Amount (000)

QUASI-SOVEREIGNS–0.3%

Quasi-Sovereign Bonds–0.3%
Indonesia–0.1%
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 5.45%, 05/21/2028(b)		U.S.$	2,363	2,252,719

Mexico–0.2%
Comision Federal de Electricidad
3.348%, 02/09/2031(b)			6,919	4,978,653
4.688%, 05/15/2029(b)			1,800	1,499,962

				6,478,615

Total Quasi-Sovereigns (cost $11,075,998)				8,731,334

EMERGING MARKETS-SOVEREIGNS–0.3%
Dominican Republic–0.2%
Dominican Republic International Bond 4.875%, 09/23/2032(b)			8,182	6,104,795

Egypt–0.1%
Egypt Government International Bond 5.875%, 02/16/2031(b)			4,439	2,557,419

Total Emerging Markets–Sovereigns (cost $12,449,747)				8,662,214

AGENCIES–0.2%
Agency Debentures–0.2%
Federal Home Loan Banks 2.50%, 02/13/2024 (cost $6,163,798)			6,170	6,019,761

14	Sanford C. Bernstein Fund, Inc.—2022 Annual Report

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS-SOVEREIGN BONDS–0.1%
Colombia–0.1%
Colombia Government International Bond 3.125%, 04/15/2031 (cost $2,482,646)	U.S.$	2,490	$1,727,904

SHORT-TERM INVESTMENTS–2.1%

Governments-Treasuries–2.1%
Japan–2.1%
Japan Treasury Discount Bill Series 1105 Zero Coupon, 12/05/2022 (cost $65,329,039)	JPY	9,328,050	$64,470,728

Total Investments—104.9% (cost $3,672,940,300)			3,240,729,482

Other assets less liabilities—(4.9)%			(150,178,057)

Net Assets—100.0%			$3,090,551,425

FUTURES (see Note 3)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. Long Bond (CBT) Futures	152	December 2022	$19,213,750	$44,906
U.S. T-Note 2 Yr (CBT) Futures	725	December 2022	148,908,204	(2,408,991)
U.S. T-Note 5 Yr (CBT) Futures	1,808	December 2022	194,374,126	(5,520,542)
U.S. Ultra Bond (CBT) Futures	378	December 2022	51,786,000	(4,973,860)
Sold Contracts
10 Yr Japan Bond (OSE) Futures	100	December 2022	102,466,662	277,506
Long Gilt Futures	812	December 2022	87,399,957	(1,087,146)
U.S. 10 Yr Ultra Futures	77	December 2022	9,123,297	602,057

				$(13,066,070)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	EUR	18,748	USD	18,110	12/08/2022	$(348,530)
Citibank, NA	JPY	9,330,876	USD	66,040	12/02/2022	1,182,022
State Street Bank & Trust Co.	JPY	1,617	USD	11	12/02/2022	182

						$833,674

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAHY Series 39, 5 Year Index, 12/20/2027*	5.00%	Quarterly	6.06%	USD	19,575	$774,860	$775,958	$(1,098)

* Termination date

Schedule of Investments—Intermediate Duration Portfolio	15

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD	19,060	12/13/2029	1.764%	3 Month LIBOR	Semi-Annual/Quarterly	$2,464,228	$—	$2,464,228

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	28	$(6,278)	$(4,221)	$(2,057)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	93	(20,767)	(10,452)	(10,315)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	115	(25,757)	(14,096)	(11,661)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	99	(22,216)	(9,431)	(12,785)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	139	(31,231)	(16,539)	(14,692)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	164	(36,865)	(20,165)	(16,700)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	162	(36,221)	(19,181)	(17,040)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	171	(38,314)	(21,209)	(17,105)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	178	(39,925)	(22,625)	(17,300)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	310	(69,545)	(35,003)	(34,542)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	460	(103,191)	(47,272)	(55,919)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,827	(409,703)	(135,431)	(274,272)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1	(161)	(84)	(77)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	987	(221,352)	(74,921)	(146,431)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,275	(285,907)	(98,828)	(187,079)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,551	(347,725)	(86,436)	(261,289)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	106	(23,826)	(15,104)	(8,722)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	248	(55,539)	(27,173)	(28,366)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,211	(271,580)	(185,268)	(86,312)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,074	(240,832)	(126,664)	(114,168)

16	Sanford C. Bernstein Fund, Inc.—2022 Annual Report

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	1,240	$(278,019)	$(146,223)	$(131,796)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	2,380	(533,661)	(254,780)	(278,881)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	2,380	(533,662)	(254,681)	(278,981)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	3,293	(738,272)	(221,068)	(517,204)
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	221	(49,583)	(20,189)	(29,394)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	232	(51,998)	(21,179)	(30,819)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	905	(202,840)	(104,743)	(98,097)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,434	(321,484)	(94,620)	(226,864)

						$(4,996,454)	$(2,087,586)	$(2,908,868)

* Termination date

**	Principal amount less than 500.
(a)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(b)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At September 30, 2022, the aggregate market value of these securities amounted to $788,777,420 or 25.5% of net assets.
(c)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(d)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2022.
(e)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.71% of net assets as of September 30, 2022, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
GSF Series 2021-1, Class A1 1.433%, 08/15/2026	02/25/2021	$3,487,656	$3,312,816	0.11%
GSF Series 2021-1, Class A2 2.435%, 08/15/2026	02/25/2021	9,612,067	8,833,052	0.29%
GSF Series 2021-1, Class AS 2.638%, 08/15/2026	02/25/2021	254,398	229,680	0.01%
HFX Funding Issuer Series 2017-1A, Class A3 3.647%, 03/15/2035	11/19/2020	$7,307,523	$6,297,907	0.20%
JPMorgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 7.334%, 11/25/2024	11/06/2015	216,712	208,198	0.01%
PMT Credit Risk Transfer Trust Series 2020-1R, Class A 5.463%, 02/27/2023	02/11/2020	928,788	881,159	0.03%
Terraform Global Operating LP 6.125%, 03/01/2026	02/08/2018	565,000	532,100	0.02%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 8.334%, 11/25/2025	09/28/2015	1,024,041	938,647	0.03%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 8.584%, 11/25/2025	09/28/2015	265,653	249,867	0.01%

(f)	IO—Interest Only.
(g)	Inverse interest only security.
(h)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

Schedule of Investments—Intermediate Duration Portfolio	17

(i)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at September 30, 2022.
(j)	Fair valued by the Adviser.
(k)	Non-income producing security.

Currency Abbreviations:

EUR–Euro

JPY—Japanese Yen

USD—United States Dollar

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

CBT—Chicago Board of Trade

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CDX-NAHY—North American High Yield Credit Default Swap Index

CLO—Collateralized Loan Obligations

CMBS—Commercial Mortgage-Backed Securities

LIBOR—London Interbank Offered Rate

OSE—Osaka Securities Exchange

REIT—Real Estate Investment Trust

REMICs—Real Estate Mortgage Investment Conduits

SOFR—Secured Overnight Financing Rate

TBA—To Be Announced

See notes to financial statements.

18	Sanford C. Bernstein Fund, Inc.—2022 Annual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration Plus Portfolio

September 30, 2022

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS–TREASURIES–68.5%
United States–68.5%
U.S. Treasury Notes
0.125%, 08/31/2023	U.S.$	3,984	$3,836,660
0.375%, 11/30/2025		96	84,667
0.75%, 08/31/2026		1,749	1,534,650
0.875%, 01/31/2024(a)		2,481	2,369,456
1.50%, 02/29/2024		7,196	6,920,624
2.50%, 04/30/2024		13,883	13,496,879
2.50%, 05/31/2024		19,339	18,783,004
2.875%, 09/30/2023		65,215	64,369,243
3.00%, 06/30/2024		62,073	60,734,942
3.125%, 08/31/2027		1,534	1,471,777
3.25%, 08/31/2024		57,972	56,939,275
3.25%, 06/30/2027		2,025	1,952,543

Total Governments–Treasuries (cost $238,901,986)			232,493,720

CORPORATES–INVESTMENT GRADE–8.0%

Financial Institutions–4.8%
Banking–3.4%
Banco Bilbao Vizcaya Argentaria SA 5.862%, 09/14/2026		600	586,650
Banco Santander SA 4.175%, 03/24/2028		200	180,958
Bank of America Corp.
1.734%, 07/22/2027		790	677,725
4.376%, 04/27/2028		466	436,842
Bank of Ireland Group PLC 6.253%, 09/16/2026(b)		343	335,787
Barclays PLC 5.304%, 08/09/2026		319	306,623
BNP Paribas SA 2.591%, 01/20/2028(b)		490	419,131
Capital One Financial Corp.
2.636%, 03/03/2026		456	423,483
4.927%, 05/10/2028		165	157,057
Citigroup, Inc.
3.106%, 04/08/2026		346	324,513
4.14%, 05/24/2025		488	477,083
Cooperatieve Rabobank UA 3.75%, 07/21/2026		282	260,452
Credit Suisse AG 6.50%, 08/08/2023(b)		302	298,817
Credit Suisse Group AG 6.373%, 07/15/2026(b)		479	463,016
Danske Bank A/S 3.773%, 03/28/2025(b)		353	339,671
Deutsche Bank AG/New York NY
3.95%, 02/27/2023	U.S.$	234	233,041
6.119%, 07/14/2026		267	259,452
Federation des Caisses Desjardins du Quebec 4.40%, 08/23/2025(b)		333	322,038
Goldman Sachs Group, Inc. (The)
2.64%, 02/24/2028		239	207,607
3.75%, 05/22/2025		222	213,025
HSBC Holdings PLC
2.999%, 03/10/2026		595	550,119
5.21%, 08/11/2028		790	739,843
ING Groep NV 4.017%, 03/28/2028		355	322,620
JPMorgan Chase & Co. 4.851%, 07/25/2028		533	511,403
Mitsubishi UFJ Financial Group, Inc. 4.788%, 07/18/2025		267	263,409
Morgan Stanley
2.475%, 01/21/2028		303	265,122
4.21%, 04/20/2028		175	163,688
4.679%, 07/17/2026		153	148,953
Nationwide Building Society 2.972%, 02/16/2028(b)		310	266,873
Santander Holdings USA, Inc.
2.49%, 01/06/2028		185	154,053
4.26%, 06/09/2025		183	175,889
Societe Generale SA 2.797%, 01/19/2028(b)		367	309,480
Standard Chartered PLC 0.991%, 01/12/2025(b)		621	579,244
UBS Group AG 4.488%, 05/12/2026(b)		233	224,402

			11,598,069

Brokerage–0.1%
Charles Schwab Corp., (The) 2.45%, 03/03/2027		346	311,282

Finance–0.6%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 2.45%, 10/29/2026		595	503,043
Aviation Capital Group LLC
1.95%, 01/30/2026(b)		298	250,228
1.95%, 09/20/2026(b)		99	80,183
5.50%, 12/15/2024(b)		65	62,907
Azure Orbit IV International Finance Ltd. 3.75%, 01/25/2023(b)		900	896,166
Synchrony Financial
3.95%, 12/01/2027		167	145,554
4.875%, 06/13/2025		233	225,052

			2,163,133

Schedule of Investments—Short Duration Plus Portfolio	19

	Principal Amount (000)		U.S. $ Value
REITs–0.7%
American Tower Corp. 3.65%, 03/15/2027	U.S.$	235	$215,385
Simon Property Group LP 3.375%, 12/01/2027		653	591,971
Vornado Realty LP 2.15%, 06/01/2026		426	360,353
WEA Finance LLC/Westfield UK & Europe Finance PLC 3.75%, 09/17/2024(b)		1,072	1,009,234

			2,176,943

			16,249,427

Industrial–3.2%
Basic–0.2%
Glencore Funding LLC 4.625%, 04/29/2024(b)		623	616,078

Capital Goods–0.2%
CNH Industrial Capital LLC 3.95%, 05/23/2025		376	362,637
Parker-Hannifin Corp. 3.65%, 06/15/2024		389	380,489

			743,126

Communications-Media–0.3%
Prosus NV 3.257%, 01/19/2027(b)		367	307,362
Walt Disney Co., (The) 3.35%, 03/24/2025		561	541,494
Warnermedia Holdings, Inc. 3.788%, 03/15/2025(b)		359	339,284

			1,188,140

Consumer Cyclical-Automotive–0.4%
Harley-Davidson Financial Services, Inc.
3.05%, 02/14/2027(b)		289	247,945
3.35%, 06/08/2025(b)		202	189,642
Hyundai Capital America 2.75%, 09/27/2026(b)		1,010	889,769

			1,327,356

Consumer Cyclical-Other–0.2%
Las Vegas Sands Corp.
2.90%, 06/25/2025		393	353,024
3.20%, 08/08/2024		227	213,428

			566,452

Consumer Cyclical-Retailers–0.3%
AutoNation, Inc. 4.50%, 10/01/2025		950	919,002

Consumer Non-Cyclical–0.2%
BAT International Finance PLC 1.668%, 03/25/2026		740	639,219

Energy–0.4%
Canadian Natural Resources Ltd. 2.05%, 07/15/2025	U.S.$	663	606,048
Continental Resources, Inc./OK 2.268%, 11/15/2026(b)		618	528,149
Marathon Oil Corp. 4.40%, 07/15/2027		352	328,796

			1,462,993

Services–0.0%
Expedia Group, Inc. 4.625%, 08/01/2027		168	157,752

Technology–0.6%
HP, Inc. 4.75%, 01/15/2028		316	296,917
Kyndryl Holdings, Inc. 2.05%, 10/15/2026		641	514,844
Oracle Corp. 2.65%, 07/15/2026		740	665,889
TSMC Arizona Corp. 3.875%, 04/22/2027		227	216,265
Workday, Inc. 3.50%, 04/01/2027		235	217,608

			1,911,523

Transportation-Airlines–0.4%
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.50%, 10/20/2025(b)		1,050	1,020,421
Southwest Airlines Co. 5.25%, 05/04/2025		279	278,791

			1,299,212

			10,830,853

Total Corporates–Investment Grade (cost $29,128,683)			27,080,280

ASSET-BACKED SECURITIES–5.4%
Autos-Fixed Rate–3.6%
ACM Auto Trust Series 2022-1A, Class A 3.23%, 04/20/2029(b)		334	332,952
American Credit Acceptance Receivables Trust Series 2022-3, Class A 4.12%, 02/13/2026(b)		905	900,722
Avis Budget Rental Car Funding AESOP LLC Series 2017-2A, Class D 4.56%, 03/20/2024(b)		492	489,851
Carmax Auto Owner Trust Series 2021-1, Class C 0.94%, 12/15/2026		190	169,405
Carvana Auto Receivables Trust Series 2021-N1, Class C 1.30%, 01/10/2028		275	260,931

20	Sanford C. Bernstein Fund, Inc.—2022 Annual Report

	Principal Amount (000)		U.S. $ Value
CPS Auto Receivables Trust
Series 2021-A, Class C 0.83%, 09/15/2026(b)	U.S.$	635	$623,639
Series 2021-B, Class C
1.23%, 03/15/2027(b)		389	373,409
Donlen Fleet Lease Funding 2 LLC Series 2021-2, Class C 1.20%, 12/11/2034(b)		371	345,223
Drive Auto Receivables Trust Series 2021-1, Class C 1.02%, 06/15/2027		220	213,033
DT Auto Owner Trust Series 2021-2A, Class C 1.10%, 02/16/2027(b)		185	176,284
Exeter Automobile Receivables Trust Series 2021-1A, Class C 0.74%, 01/15/2026		540	529,457
Exeter Automobile Receivables Trust Series 2020-3A, Class C 1.32%, 07/15/2025		365	360,541
First Investors Auto Owner Trust Series 2021-1A, Class C 1.17%, 03/15/2027(b)		351	329,977
Flagship Credit Auto Trust
Series 2019-4, Class B 2.53%, 11/17/2025(b)		184	184,107
Series 2020-4, Class C 1.28%, 02/16/2027(b)		615	586,605
Ford Credit Auto Owner Trust Series 2021-1, Class C 1.91%, 10/17/2033(b)		202	174,930
Foursight Capital Automobile Receivables Trust Series 2021-1, Class C 1.02%, 09/15/2026(b)		229	220,347
Hertz Vehicle Financing III LLC Series 2022-1A, Class A 1.99%, 06/25/2026(b)		562	512,467
JPMorgan Chase Bank NA–CACLN
Series 2020-1, Class C 1.389%, 01/25/2028(b)		159	156,281
Series 2020-2, Class D 1.487%, 02/25/2028(b)		76	74,122
Series 2021-1, Class B 0.875%, 09/25/2028(b)		363	350,608
Series 2021-2, Class B 0.889%, 12/26/2028(b)		293	282,302
LAD Auto Receivables Trust Series 2022-1A, Class A 5.21%, 06/15/2027(b)		604	596,284
Research-Driven Pagaya Motor Asset Trust VII Series 2022-3A, Class A 5.38%, 11/25/2030(b)		650	641,737
Santander Bank Auto Credit-Linked Notes
Series 2022-A, Class B 5.281%, 05/15/2032(b)	U.S.$	473	464,154
Series 2022-B, Class B
5.721%, 08/16/2032(b)		742	743,051
Santander Consumer Auto Receivables Trust Series 2021-AA, Class D 1.57%, 01/15/2027(b)		727	661,348
Santander Drive Auto Receivables Trust Series 2020-4, Class D 1.48%, 01/15/2027		424	407,571
United Auto Credit Securitization Trust Series 2022-2, Class A 4.39%, 04/10/2025(b)		482	479,391
Westlake Automobile Receivables Trust Series 2020-3A, Class C 1.24%, 11/17/2025(b)		657	639,230

			12,279,958

Other ABS-Fixed Rate–1.6%
Affirm Asset Securitization Trust
Series 2021-A, Class A 0.88%, 08/15/2025(b)		339	336,973
Series 2021-B, Class B 1.24%, 08/17/2026(b)		198	181,501
Series 2021-Z1, Class A 1.07%, 08/15/2025(b)		119	115,713
Amur Equipment Finance Receivables XI LLC Series 2022-2A, Class A2 5.30%, 06/21/2028(b)		281	279,301
Atalaya Equipment Leasing Trust Series 2021-1A, Class A2 1.23%, 05/15/2026(b)		416	403,699
Avant Loans Funding Trust Series 2021-REV1, Class A 1.21%, 07/15/2030(b)		811	761,355
Cajun Global LLC Series 2021-1, Class A2 3.931%, 11/20/2051(b)		102	86,582
College Ave Student Loans LLC Series 2021-C, Class A2 2.32%, 07/26/2055(b)		446	380,704
Conn’s Receivables Funding LLC Series 2021-A, Class A 1.05%, 05/15/2026(b)		106	105,409
Crossroads Asset Trust Series 2021-A, Class B 1.12%, 06/20/2025(b)		172	166,519
Dext ABS LLC Series 2021-1, Class A 1.12%, 02/15/2028(b)		523	499,978
Hardee’s Funding LLC Series 2018-1A, Class A23 5.71%, 06/20/2048(b)		861	788,005

Schedule of Investments—Short Duration Plus Portfolio	21

	Principal Amount (000)		U.S. $ Value
MVW LLC Series 2021-2A, Class A 1.43%, 05/20/2039(b)	U.S.$	450	$395,349
Neighborly Issuer LLC Series 2021-1A, Class A2 3.584%, 04/30/2051(b)		223	184,510
Nelnet Student Loan Trust
Series 2021-CA, Class AFX 1.32%, 04/20/2062(b)		393	350,555
Series 2021-DA, Class AFX 1.63%, 04/20/2062(b)		126	113,580
Upstart Securitization Trust
Series 2020-3, Class A 1.702%, 11/20/2030(b)		23	22,523
Series 2021-1, Class A 0.87%, 03/20/2031(b)		28	28,187
Series 2021-3, Class A 0.83%, 07/20/2031(b)		211	204,627

			5,405,070

Credit Cards-Fixed Rate–0.2%
Brex Commercial Charge Card Master Trust Series 2021-1, Class A 2.09%, 07/15/2024(b)		555	544,370
Mission Lane Credit Card Master Trust Series 2021-A, Class A 1.59%, 09/15/2026(b)		142	136,942

			681,312

Total Asset-Backed Securities (cost $19,292,341)			18,366,340

COLLATERALIZED MORTGAGE OBLIGATIONS–4.2%
Risk Share Floating Rate–3.8%
Bellemeade Re Ltd.
Series 2019-1A, Class M1B 4.834% (LIBOR 1 Month + 1.75%), 03/25/2029(b)(c)		63	63,375
Series 2019-3A, Class M1B 4.684% (LIBOR 1 Month + 1.60%), 07/25/2029(b)(c)		64	64,428
Series 2021-1A, Class M1B 4.481% (SOFR + 2.20%), 03/25/2031(b)(c)		684	676,133
Series 2021-2A, Class M1A 3.481% (SOFR + 1.20%), 06/25/2031(b)(c)		281	277,029
Series 2021-3A, Class A2 3.281% (SOFR + 1.00%), 09/25/2031(b)(c)		480	451,188
Series 2022-2, Class M1A
6.285% (SOFR + 4.00%), 09/27/2032(b)(c)		858	857,870
Connecticut Avenue Securities Trust
Series 2021-R01, Class 1M1 3.031% (SOFR + 0.75%), 10/25/2041(b)(c)	U.S.$	93	92,258
Series 2021-R03, Class 1M1 3.131% (SOFR + 0.85%), 12/25/2041(b)(c)		519	507,822
Series 2022-R01, Class 1M1 3.281% (SOFR + 1.00%), 12/25/2041(b)(c)		1,149	1,127,659
Series 2022-R02, Class 2M1 3.481% (SOFR + 1.20%), 01/25/2042(b)(c)		391	382,757
Series 2022-R05, Class 2M1 4.181% (SOFR + 1.90%), 04/25/2042(b)(c)		152	149,283
Series 2022-R08, Class 1M1 4.855% (SOFR + 2.55%), 07/25/2042(b)(c)		772	767,897
Eagle Re Ltd. Series 2020-1, Class M1A 3.984% (LIBOR 1 Month + 0.90%), 01/25/2030(b)(c)		4	3,844
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
Series 2015-DNA1, Class M3 6.384% (LIBOR 1 Month + 3.30%), 10/25/2027(c)		84	85,226
Series 2021-DNA5, Class M2 3.931% (SOFR + 1.65%), 01/25/2034(b)(c)		173	168,483
Series 2021-DNA6, Class M1 3.081% (SOFR + 0.80%), 10/25/2041(b)(c)		399	390,835
Series 2021-DNA7, Class M1 3.131% (SOFR + 0.85%), 11/25/2041(b)(c)		754	734,641
Series 2021-HQA4, Class M1 3.231% (SOFR + 0.95%), 12/25/2041(b)(c)		474	451,527
Series 2022-DNA1, Class M1A 3.281% (SOFR + 1.00%), 01/25/2042(b)(c)		374	363,753
Series 2022-DNA2, Class M1A 3.581% (SOFR + 1.30%), 02/25/2042(b)(c)		403	395,855
Series 2022-DNA4, Class M1A 4.481% (SOFR + 2.20%), 05/25/2042(b)(c)		340	336,832
Series 2022-DNA5, Class M1A 5.231% (SOFR + 2.95%), 06/25/2042(b)(c)		470	470,468
Series 2022-DNA6, Class M1A 4.435% (SOFR + 2.15%), 09/25/2042(b)(c)		390	387,968

22	Sanford C. Bernstein Fund, Inc.—2022 Annual Report

	Principal Amount (000)		U.S. $ Value
Series 2022-DNA7, Class M1A 4.876% (SOFR + 2.50%), 09/25/2042(b)(c)	U.S.$	1,012	$1,012,293
Series 2022-HQA1, Class M1A 4.381% (SOFR + 2.10%), 03/25/2042(b)(c)		518	514,667
Series 2022-HQA2, Class M1A 4.931% (SOFR + 2.65%), 07/25/2042(b)(c)		765	761,201
Federal National Mortgage Association Connecticut Avenue Securities
Series 2014-C04, Class 1M2 7.984% (LIBOR 1 Month + 4.90%), 11/25/2024(c)		186	192,256
Series 2015-C01, Class 1M2 7.384% (LIBOR 1 Month + 4.30%), 02/25/2025(c)		38	39,047
Series 2015-C02, Class 1M2 7.084% (LIBOR 1 Month + 4.00%), 05/25/2025(c)		11	10,811
Series 2021-R02, Class 2M1 3.181% (SOFR + 0.90%), 11/25/2041(b)(c)		448	438,953
PMT Credit Risk Transfer Trust
Series 2019-2R, Class A 5.863% (LIBOR 1 Month + 2.75%), 05/27/2023(b)(c)		71	67,670
Series 2019-3R, Class A 5.813% (LIBOR 1 Month + 2.70%), 10/27/2022(b)(c)		23	22,325
Radnor Re Ltd.
Series 2019-1, Class M1B 5.034% (LIBOR 1 Month + 1.95%), 02/25/2029(b)(c)		192	189,256
Series 2019-2, Class M1B 4.834% (LIBOR 1 Month + 1.75%), 06/25/2029(b)(c)		47	47,195
Series 2020-1, Class M1A 4.034% (LIBOR 1 Month + 0.95%), 01/25/2030(b)(c)		93	92,744
Traingle Re Ltd. Series 2021-3, Class M1A 4.181% (SOFR + 1.90%), 02/25/2034(b)(c)		284	281,884

			12,877,433

Agency Floating Rate–0.3%
Federal Home Loan Mortgage Corp. REMICs
Series 4248, Class QF 3.318% (LIBOR 1 Month + 0.50%), 06/15/2039(c)		270	267,714
Series 4286, Class VF 3.268% (LIBOR 1 Month + 0.45%), 12/15/2043(c)	U.S.$	229	226,148
Federal National Mortgage Association REMICs
Series 2013-57, Class FN 3.434% (LIBOR 1 Month + 0.35%), 06/25/2043(c)		170	167,911
Series 2014-49, Class AF 2.693% (LIBOR 1 Month + 0.32%), 08/25/2044(c)		309	304,288

			966,061

Agency Fixed Rate–0.1%
Federal Home Loan Mortgage Corp. REMICs Series 4029, Class NE 2.50%, 03/15/2041		246	233,446

Non-Agency Floating Rate–0.0%
JPMorgan Chase Bank, NA Series 2019-CL1, Class M3 5.184% (LIBOR 1 Month + 2.10%), 04/25/2047(b)(c)		54	52,944

Total Collateralized Mortgage Obligations (cost $14,350,797)			14,129,884

COMMERCIAL MORTGAGE-BACKED SECURITIES–2.2%
Non-Agency Floating Rate CMBS–1.2%
AREIT Trust Series 2022-CRE6, Class A 3.534% (SOFR + 1.25%), 01/16/2037(b)(c)		784	754,028
Ashford Hospitality Trust Series 2018-KEYS, Class A 3.818% (LIBOR 1 Month + 1.00%), 06/15/2035(b)(c)		113	109,740
BBCMS Mortgage Trust Series 2020-BID, Class A 4.958% (LIBOR 1 Month + 2.14%), 10/15/2037(b)(c)		546	537,768
BFLD Trust Series 2021-FPM, Class A 4.418% (LIBOR 1 Month + 1.60%), 06/15/2038(b)(c)		795	766,672
CLNY Trust Series 2019-IKPR, Class D 4.843% (LIBOR 1 Month + 2.02%), 11/15/2038(b)(c)		180	167,823
GCT Commercial Mortgage Trust Series 2021-GCT, Class B 4.068% (LIBOR 1 Month + 1.25%), 02/15/2038(b)(c)		469	450,435
Morgan Stanley Capital I Trust Series 2019-BPR, Class C 6.118% (LIBOR 1 Month + 3.30%), 05/15/2036(b)(c)		365	346,068

Schedule of Investments—Short Duration Plus Portfolio	23

	Principal Amount (000)		U.S. $ Value
Natixis Commercial Mortgage Securities Trust Series 2019-MILE, Class A 4.318% (LIBOR 1 Month + 1.50%), 07/15/2036(b)(c)	U.S.$	166	$162,935
VASA Trust Series 2021-VASA, Class A 3.718% (LIBOR 1 Month + 0.90%), 07/15/2039(b)(c)		830	790,108

			4,085,577

Non-Agency Fixed Rate CMBS–1.0%
BAMLL Commercial Mortgage Securities Trust Series 2013-WBRK, Class D 3.652%, 03/10/2037(b)		185	157,003
Citigroup Commercial Mortgage Trust
Series 2013-GC11, Class B
3.732%, 04/10/2046		350	344,633
Series 2013-GC15, Class C
5.335%, 09/10/2046		516	505,003
GS Mortgage Securities Trust Series 2011-GC5, Class AS 5.209%, 08/10/2044(b)		495	492,335
GSF
Series 2021-1, Class A1
1.433%, 08/15/2026(d)(e)		381	353,118
Series 2021-1, Class A2
2.435%, 08/15/2026(d)(e)		538	507,116
Series 2021-1, Class AS
2.638%, 08/15/2026(d)(e)		18	16,603
HFX Funding Issuer Series 2017-1A, Class A3 3.647%, 03/15/2035(e)		470	431,489
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 03/10/2049(b)		171	169,867
Morgan Stanley Capital I Trust Series 2011-C3, Class C 5.253%, 07/15/2049(b)		45	43,936
UBS-Barclays Commercial Mortgage Trust Series 2013-C5, Class C 4.20%, 03/10/2046(b)		505	459,389
Wells Fargo Commercial Mortgage Trust Series 2015-NXS1, Class A2 2.632%, 05/15/2048		6	5,994

			3,486,486

Agency CMBS–0.0%
Government National Mortgage Association Series 2006-51, Class IO 0.938%, 08/16/2046(f)	U.S.$	259	503

Total Commercial Mortgage-Backed Securities (cost $8,043,218)			7,572,566

COLLATERALIZED LOAN OBLIGATIONS–1.4%
CLO–Floating Rate–1.4%
AGL CLO 12 Ltd. Series 2021-12A, Class A1 3.87% (LIBOR 3 Month + 1.16%), 07/20/2034(b)(c)		686	655,664
Dryden 78 CLO Ltd. Series 2020-78A, Class C 4.69% (LIBOR 3 Month + 1.95%), 04/17/2033(b)(c)		320	292,847
Elevation CLO Ltd. Series 2020-11A, Class C 4.712% (LIBOR 3 Month + 2.20%), 04/15/2033(b)(c)		250	222,140
Goldentree Loan Management US CLO 7 Ltd. Series 2020-7A, Class AR 3.78% (LIBOR 3 Month + 1.07%), 04/20/2034(b)(c)		453	429,751
Magnetite XXVI Ltd. Series 2020-26A, Class A1R 3.903% (LIBOR 3 Month + 1.12%), 07/25/2034(b)(c)		739	708,850
Neuberger Berman Loan Advisers CLO Ltd. Series 2021-42A, Class A 3.84% (LIBOR 3 Month + 1.10%), 07/16/2035(b)(c)		799	764,520
OCP CLO Ltd. Series 2020-18A, Class AR 3.80% (LIBOR 3 Month + 1.09%), 07/20/2032(b)(c)		590	570,168
Rad CLO 2 Ltd. Series 2018-2A, Class AR 3.592% (LIBOR 3 Month + 1.08%), 10/15/2031(b)(c)		614	596,019
Rad CLO 7 Ltd. Series 2020-7A, Class A1 3.94% (LIBOR 3 Month + 1.20%), 04/17/2033(b)(c)		444	429,080
Voya CLO Ltd. Series 2019-1A, Class DR 5.362% (LIBOR 3 Month + 2.85%), 04/15/2031(b)(c)		130	111,127

Total Collateralized Loan Obligations (cost $5,015,715)			4,780,166

24	Sanford C. Bernstein Fund, Inc.—2022 Annual Report

	Principal Amount (000)			U.S. $ Value

AGENCIES–1.1%
Agency Debentures–1.1%
Federal Home Loan Banks
1.375%, 02/17/2023	U.S.$		750	$743,370
2.50%, 02/13/2024			445	434,164
Federal Home Loan Mortgage Corp. 0.25%, 08/24/2023			2,000	1,930,614
Federal National Mortgage Association 2.50%, 02/05/2024			810	790,343

Total Agencies (cost $4,002,915)				3,898,491

MORTGAGE PASS-THROUGHS–0.5%
Agency Fixed Rate 30-Year–0.5%
Federal Home Loan Mortgage Corp.
Series 2019
3.50%, 10/01/2049			138	125,843
3.50%, 11/01/2049			633	576,413
Federal National Mortgage Association Series 2010 5.00%, 02/01/2040			599	601,322
Government National Mortgage Association
Series 2002
7.50%, 03/15/2032			30	31,714
Series 2009
5.00%, 10/15/2039			233	233,427

				1,568,719

Agency Fixed Rate 15-Year–0.0%
Federal Home Loan Mortgage Corp. Gold
Series 2011
5.00%, 07/01/2025			13	12,572
6.50%, 03/01/2026			24	24,557

				37,129

Agency ARMs–0.0%
Federal National Mortgage Association Series 2007 3.177% (LIBOR 6 Month + 1.31%), 01/01/2037(c)			1	523

Total Mortgage Pass-Throughs (cost $1,773,048)				1,606,371

LOCAL GOVERNMENTS–US MUNICIPAL BONDS–0.2%
United States–0.2%
City of New York NY
Series 2021
0.982%, 08/01/2025		U.S.$	265	239,523
New Jersey Turnpike Authority
Series 2021-B
1.047%, 01/01/2026			125	110,708
Port Authority of New York & New Jersey
Series 2020-A
1.086%, 07/01/2023			280	272,955
Tobacco Settlement Finance Authority/WV
Series 2020
3.00%, 06/01/2035			253	240,095

Total Local Governments–US Municipal Bonds (cost $923,007)				863,281

SHORT-TERM INVESTMENTS–7.1%
U.S. Treasury Bills–5.1%
U.S. Treasury Bill
Zero Coupon, 12/01/2022			10,345	10,295,110
Zero Coupon, 03/09/2023			6,984	6,870,490

Total U.S. Treasury Bills (cost $17,171,983)				17,165,600

Governments–Treasuries–2.0%
Japan–2.0%
Japan Treasury Discount Bill Series 1105 Zero Coupon, 12/05/2022 (cost $6,811,861)		JPY	980,900	6,779,481

Total Short-Term Investments (cost $23,983,844)				23,945,081

Total Investments—98.6% (cost $345,415,554)				334,736,180

Other assets less liabilities—1.4%				4,675,435

Net Assets—100.0%				$339,411,615

FUTURES (see Note 3)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. 10 Yr Ultra Futures	6	December 2022	$710,906	$601
U.S. T-Note 2 Yr (CBT) Futures	360	December 2022	73,940,626	(1,196,317)

Schedule of Investments—Short Duration Plus Portfolio	25

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Sold Contracts
10 Yr Japan Bond (OSE) Futures	11	December 2022	$11,271,333	$30,490
Long Gilt Futures	89	December 2022	9,579,552	(118,396)
U.S. T-Note 5 Yr (CBT) Futures	16	December 2022	1,720,125	62,628

				$(1,220,994)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	JPY	981,175	USD	6,861	12/02/2022	$41,164
State Street Bank & Trust Co.	JPY	2,834	USD	20	12/02/2022	320

						$41,484

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD	2,830	05/21/2031	1.617%	3 Month LIBOR	Semi-Annual/Quarterly	$449,586	$—	$449,586

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	2	$(483)	$(325)	$(158)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	2	(483)	(260)	(223)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	9	(2,093)	(1,108)	(985)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	11	(2,415)	(1,321)	(1,094)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	10	(2,253)	(1,134)	(1,119)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	11	(2,415)	(1,279)	(1,136)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	15	(3,380)	(1,790)	(1,590)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	14	(3,059)	(1,462)	(1,597)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	27	(6,118)	(2,859)	(3,259)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	95	(21,249)	(7,192)	(14,057)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	121	(27,046)	(9,349)	(17,697)

26	Sanford C. Bernstein Fund, Inc.—2022 Annual Report

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50%	USD	150	$(33,645)	$(8,363)	$(25,282)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	618	(138,446)	(39,952)	(98,494)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	42	(9,337)	(4,998)	(4,339)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	95	(21,411)	(14,606)	(6,805)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	134	(29,943)	(20,721)	(9,222)
Deutsche Bank AG London
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	320	(71,638)	(21,451)	(50,187)
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	29	(6,440)	(3,430)	(3,010)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	100	(22,377)	(11,555)	(10,822)

						$(404,231)	$(153,155)	$(251,076)

* Termination date

(a)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(b)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At September 30, 2022, the aggregate market value of these securities amounted to $49,212,539 or 14.5% of net assets.
(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2022.
(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(e)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.38% of net assets as of September 30, 2022, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
GSF Series 2021-1, Class A1 1.433%, 08/15/2026	02/25/2021	$371,455	$353,118	0.10%
GSF Series 2021-1, Class A2 2.435%, 08/15/2026	02/25/2021	551,788	507,116	0.15%
GSF Series 2021-1, Class AS 2.638%, 08/15/2026	02/25/2021	18,390	16,603	0.00%
HFX Funding Issuer Series 2017-1A, Class A3 3.647%, 03/15/2035	11/19/2022	500,661	431,489	0.13%

(f)	IO—Interest Only.

Currency Abbreviations:

JPY—Japanese Yen

USD—United States Dollar

Glossary:

ABS—Asset-Backed Securities

ARMs—Adjustable Rate Mortgages

CBT—Chicago Board of Trade

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CLO—Collateralized Loan Obligations

CMBS—Commercial Mortgage-Backed Securities

LIBOR—London Interbank Offered Rate

OSE—Osaka Securities Exchange

REIT—Real Estate Investment Trust

REMICs—Real Estate Mortgage Investment Conduits

SOFR—Secured Overnight Financing Rate

See notes to financial statements.

Schedule of Investments—Short Duration Plus Portfolio	27

SCB–TAX–1944–0922

Sanford C. Bernstein Fund, Inc.

September 30, 2022

Schedule of Investments To the Annual Report For the Fixed Income Municipal Portfolios

Short Duration Diversified Municipal

California Municipal

Diversified Municipal

New York Municipal

Sanford C. Bernstein Fund, Inc.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Sanford C. Bernstein Fund, Inc. and Short Duration Diversified Municipal Class Shareholders of Short Duration Diversified Municipal Portfolio and Municipal Class Shareholders of California Municipal Portfolio, Diversified Municipal Portfolio, and New York Municipal Portfolio

Opinions on the Financial Statements

We have audited the accompanying schedules of investments to the annual report for the Fixed Income Municipal Portfolios of Short Duration Diversified Municipal Portfolio, California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio (four of the thirteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter collectively referred to as the “Portfolios”), and the related statements of assets and liabilities as of September 30, 2022, the statements of operations for the year ended September 30, 2022, the statements of changes in net assets for each of the two years in the period ended September 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2022 (collectively referred to as the “financial statements”), which appear in the Sanford C. Bernstein Fund, Inc. September 30, 2022 annual report for the Fixed Income Municipal Portfolios. In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of September 30, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2022 and each of the financial highlights for each of the five years in the period ended September 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

November 23, 2022

We have served as the auditor of one or more of the investment companies in the AB Group of Mutual Funds since at least 1985. We have not been able to determine the specific year we began serving as auditor.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Short Duration Diversified Municipal Portfolio

September 30, 2022

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–102.1%

Long-Term Municipal Bonds–98.0%
Alabama–2.2%
Lower Alabama Gas District (The) (Goldman Sachs Group, Inc. (The)) Series 2020 4.00%, 12/01/2050	$5,000	$4,933,219

Alaska–0.1%
Northern Tobacco Securitization Corp. Series 2021-B 0.50%, 06/01/2031	120	117,959

Arizona–2.8%
Arizona Industrial Development Authority (Phoenix Children’s Hospital Obligated Group) Series 2021 5.00%, 02/01/2023	1,950	1,960,114
5.00%, 02/01/2024	1,300	1,325,067
5.00%, 02/01/2025	1,100	1,134,946
City of Glendale AZ (City of Glendale AZ COP) Series 2021 0.897%, 07/01/2024	2,000	1,871,029

		6,291,156

Arkansas–0.2%
City of Fayetteville AR Sales & Use Tax Revenue Series 2019-A 1.75%, 11/01/2032	395	391,203

California–6.7%
California State University Series 2021-B 0.55%, 11/01/2049	2,000	1,682,027
Golden State Tobacco Securitization Corp. Series 2021 1.85%, 06/01/2031	240	235,037
Los Angeles Unified School District/CA Series 2020-R 5.00%, 07/01/2023	1,915	1,942,815
Orange County Transportation Authority Series 2021 5.00%, 10/15/2024	2,000	2,075,938
San Francisco Intl Airport Series 2019-H 5.00%, 05/01/2024 (Pre-refunded/ETM)	1,890	1,931,788
Principal Amount (000)		U.S. $ Value
State of California Series 2019 5.00%, 10/01/2022	1,120	1,120,000
Series 2021 4.00%, 10/01/2024	4,520	4,589,876
University of California Series 2022-S 5.00%, 05/15/2024	1,500	1,544,627

		15,122,108

Colorado–3.5%
City & County of Denver Co. Airport System Revenue Series 2022-A 5.00%, 11/15/2030	4,000	4,216,091
Colorado Health Facilities Authority (Sanford Obligated Group) Series 2019-A 5.00%, 11/01/2026	1,885	1,965,822
E-470 Public Highway Authority Series 2021-B 2.347% (SOFR + 0.35%), 09/01/2039(a)	1,500	1,484,765
Vauxmont Metropolitan District AGM Series 2019 5.00%, 12/15/2022	210	210,640

		7,877,318

Connecticut–0.4%
State of Connecticut Series 2019-A 5.00%, 04/15/2024	1,000	1,026,953

Delaware–0.4%
Delaware River & Bay Authority Series 2022 5.00%, 01/01/2024(b)	820	836,829

District of Columbia–5.3%
District of Columbia (District of Columbia Fed Hwy Grant) Series 2020 5.00%, 12/01/2023	2,200	2,244,867
5.00%, 12/01/2024	855	885,747
District of Columbia (District of Columbia Income Tax Revenue) Series 2020-B 5.00%, 10/01/2022	1,390	1,390,000
Metropolitan Washington Airports Authority Aviation Revenue Series 2020-A 5.00%, 10/01/2024	7,230	7,409,413

		11,930,027

Schedule of Investments—Short Duration Diversified Municipal Portfolio	1

Principal Amount (000)		U.S. $ Value
Florida–5.3%
Brevard County Health Facilities Authority (Health First, Inc. Obligated Group) Series 2023 5.00%, 04/01/2025(b)	$2,110	$2,147,468
Capital Projects Finance Authority/FL (CAPFA Capital Corp. 2000F) Series 2020-A 5.00%, 10/01/2025	1,000	1,013,008
Capital Trust Agency, Inc. (Franklin Academy Series 2020 Obligated Group) Series 2020 4.00%, 12/15/2023(c)	365	363,002
County of Broward FL Airport System Revenue Series 2019-C 2.384%, 10/01/2026	1,000	914,908
County of Osceola FL Transportation Revenue Series 2020-A 5.00%, 10/01/2022	260	260,000
Florida Development Finance Corp. Series 2022 2.90%, 12/01/2056 (Pre-refunded/ETM)	3,000	2,975,801
Florida Development Finance Corp. (Mayflower Retirement Center, Inc. Obligated Group) Series 2021 1.75%, 06/01/2026(c)	1,025	911,373
Florida Municipal Power Agency (Florida Municipal Power Agency All-Requirements Power Supply Project Revenue) Series 2021 1.425%, 10/01/2026	1,000	881,078
Florida State Board of Education (State of Florida) Series 2019-D 5.00%, 06/01/2024	1,165	1,200,365
State of Florida Department of Transportation Turnpike System Revenue Series 2017-A 5.00%, 07/01/2024	1,070	1,102,913
Village Community Development District No. 13 Series 2019 2.625%, 05/01/2024	250	242,253

		12,012,169

Principal Amount (000)		U.S. $ Value
Georgia–4.0%
Augusta Development Authority (AU Health System Obligated Group) Series 2018 5.00%, 07/01/2027	$1,000	$950,443
City of Atlanta GA Department of Aviation Series 2021-C 5.00%, 07/01/2024	1,000	1,023,582
Cobb County Kennestone Hospital Authority (WellStar Health System Obligated Group) Series 2021 5.00%, 04/01/2023	1,200	1,208,704
Development Authority of Monroe County (The) (Oglethorpe Power Corp.) Series 2013-A 1.50%, 01/01/2039	2,150	1,984,021
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2021-A 4.00%, 07/01/2052	4,000	3,951,849

		9,118,599

Guam–1.2%
Antonio B Won Pat International Airport Authority Series 2019-A 5.00%, 10/01/2022 (Pre-refunded/ETM)	875	875,000
Series 2021-A 2.699%, 10/01/2026	610	546,886
Guam Department of Education (Guam Department of Education COP) Series 2020 3.625%, 02/01/2025	1,365	1,272,188

		2,694,074

Hawaii–2.3%
City & County of Honolulu HI Series 2022-A 5.00%, 11/01/2023	2,360	2,407,341
5.00%, 11/01/2024	2,660	2,755,461

		5,162,802

Illinois–7.9%
Chicago O’Hare International Airport Series 2022 5.00%, 01/01/2023(b)	300	301,123
5.00%, 01/01/2024(b)	2,000	2,035,020
5.00%, 01/01/2025(b)	2,000	2,047,083
City of Chicago IL Series 2020-A 5.00%, 01/01/2025	1,000	1,017,537

2	Sanford C. Bernstein Fund, Inc.—2022 Annual Report

Principal Amount (000)		U.S. $ Value
County of Cook IL Series 2012-C 5.00%, 11/15/2024	$5,000	$5,010,694
Illinois Finance Authority (OSF Healthcare System Obligated Group) Series 2020 5.00%, 05/15/2050	2,025	2,103,169
Metropolitan Pier & Exposition Authority Series 2022 3.00%, 06/15/2024	1,000	978,372
Sales Tax Securitization Corp. Series 2020-A 5.00%, 01/01/2026	2,740	2,836,030
State of Illinois Series 2022-B 5.00%, 03/01/2024	1,500	1,521,152

		17,850,180

Indiana–1.2%
Indiana Finance Authority (Fulcrum Centerpoint LLC) Series 2021 0.28%, 12/15/2045	2,000	1,990,897
Indiana Finance Authority (Good Samaritan Hospital Obligated Group) Series 2022 5.00%, 04/01/2023	650	653,767

		2,644,664

Kansas–0.6%
Kansas Development Finance Authority (State of Kansas Department of Administration Lease) Series 2021-K 0.662%, 05/01/2024	1,500	1,408,605

Kentucky–3.1%
Kentucky Asset Liability Commission (Commonwealth of Kentucky Fed Hwy Grant) Series 2015-A 5.00%, 09/01/2023	1,000	1,014,833
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017-A 5.00%, 06/01/2024	1,000	1,018,976
Kentucky Public Energy Authority (Morgan Stanley) Series 2018-A 4.00%, 04/01/2048	5,000	4,989,277

		7,023,086

Principal Amount (000)		U.S. $ Value
Louisiana–1.4%
Louisiana Stadium & Exposition District Series 2021 4.00%, 07/03/2023	$2,000	$1,999,895
Parish of St. James LA (NuStar Logistics LP) Series 2020 5.85%, 08/01/2041(c)	100	102,584
6.10%, 06/01/2038(c)	105	111,716
6.10%, 12/01/2040(c)	100	106,397
State of Louisiana Gasoline & Fuels Tax Revenue Series 2022-A 2.586% (SOFR + 0.50%), 05/01/2043(a)	995	957,251

		3,277,843

Maryland–2.2%
County of Montgomery MD Series 2017-C 5.00%, 10/01/2022	2,000	2,000,000
State of Maryland Series 2017-B 5.00%, 08/01/2024	2,930	3,027,355

		5,027,355

Massachusetts–2.0%
Commonwealth of Massachusetts Series 2017C 5.00%, 10/01/2022	2,000	2,000,000
Commonwealth of Massachusetts (Commonwealth of Massachusetts COVID-19 Recovery Assessment Revenue) Series 2022-B 4.11%, 07/15/2031	1,000	959,345
Massachusetts Development Finance Agency (Lasell University) Series 2021 4.00%, 07/01/2023	220	218,862
4.00%, 07/01/2026	240	231,966
Massachusetts Development Finance Agency (Springfield College) Series 2021 5.00%, 06/01/2023	365	367,724
Massachusetts Development Finance Agency (Wellforce Obligated Group) AGM Series 2020-C 5.00%, 10/01/2022	300	300,000
5.00%, 10/01/2023	300	304,103
5.00%, 10/01/2025	195	201,873

		4,583,873

Schedule of Investments—Short Duration Diversified Municipal Portfolio	3

Principal Amount (000)		U.S. $ Value
Michigan–2.4%
Bloomfield Hills School District Series 2023 5.00%, 05/01/2024(b)	$705	$717,765
5.00%, 05/01/2025(b)	775	798,779
5.00%, 05/01/2026(b)	600	624,883
City of Detroit MI Series 2018 5.00%, 04/01/2023	770	773,715
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue) AGM Series 2006-D 2.094% (LIBOR 3 Month + 0.60%), 07/01/2032(a)	2,530	2,464,630

		5,379,772

Minnesota–0.9%
State of Minnesota Series 2013-F 5.00%, 10/01/2022	2,000	2,000,000

Missouri–0.4%
Health & Educational Facilities Authority of the State of Missouri (Lutheran Senior Services Obligated Group) Series 2014 5.00%, 02/01/2026	940	946,282

Nebraska–1.3%
Central Plains Energy Project (Goldman Sachs Group Inc/The) Series 2022-1 5.00%, 05/01/2053	2,095	2,096,978
Central Plains Energy Project (Royal Bank of Canada) Series 2019 4.00%, 12/01/2049	810	806,153

		2,903,131

Nevada–1.0%
City of Sparks NV (City of Sparks NV Sales Tax) Series 2019-A 2.50%, 06/15/2024(c)	100	96,182
Clark County School District Series 2021-A 5.00%, 06/15/2027	2,150	2,292,227

		2,388,409

New Jersey–3.6%
New Jersey Economic Development Authority (New Jersey-American Water Co., Inc.) Series 2020 1.20%, 11/01/2034	4,000	3,932,875
Principal Amount (000)		U.S. $ Value
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2019 5.00%, 12/15/2024	$490	$501,533
New Jersey Turnpike Authority Series 2021-B 0.638%, 01/01/2024	1,125	1,073,189
State of New Jersey Series 2020 5.00%, 06/01/2028	2,370	2,541,917

		8,049,514

New York–10.4%
Metropolitan Transportation Authority Series 2015-D 5.00%, 11/15/2028	940	959,825
Series 2020-A 5.00%, 02/01/2023	925	930,115
Series 2021-D 2.327% (SOFR + 0.33%), 11/01/2035(a)	1,900	1,840,459
New York State Dormitory Authority Series 2017-B 5.00%, 02/15/2023 (Pre-refunded/ETM)	915	920,695
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2017-B 5.00%, 02/15/2023	420	422,995
Series 2021 0.267%, 03/15/2023	4,880	4,798,124
New York Transportation Development Corp. (JFK International Air Terminal LLC) Series 2020 5.00%, 12/01/2022	280	280,439
5.00%, 12/01/2023	1,600	1,614,978
Suffolk Tobacco Asset Securitization Corp. Series 2021 5.00%, 06/01/2025	2,250	2,312,106
5.00%, 06/01/2026	2,200	2,270,423
Triborough Bridge & Tunnel Authority (Metropolitan Transportation Authority Payroll Mobility Tax Revenue) Series 2022-A 5.00%, 08/15/2024	6,925	7,157,193

		23,507,352

North Carolina–1.7%
City of Charlotte NC Airport Revenue Series 2021-B 5.00%, 07/01/2024	875	894,593
5.00%, 07/01/2025	1,005	1,036,878

4	Sanford C. Bernstein Fund, Inc.—2022 Annual Report

Principal Amount (000)		U.S. $ Value
County of Mecklenburg NC Series 2022 5.00%, 09/01/2024	$1,805	$1,867,572

		3,799,043

Ohio–2.1%
County of Allen OH Hospital Facilities Revenue (Bon Secours Mercy Health, Inc.) Series 2020 5.00%, 12/01/2022	110	110,280
County of Franklin OH (OhioHealth Obligated Group) Series 2018-B 5.00%, 11/15/2033	2,000	2,018,678
County of Washington OH (Marietta Area Health Care, Inc. Obligated Group) Series 2022 5.50%, 12/01/2027	200	189,713
Ohio Air Quality Development Authority (Ohio Valley Electric Corp.) Series 2021 1.50%, 02/01/2026	2,000	1,810,478
State of Ohio (State of Ohio Department of Transportation) Series 2019-2 5.00%, 12/15/2022	680	682,551

		4,811,700

Oklahoma–0.0%
Oklahoma Development Finance Authority (Gilcrease Expressway West) Series 2020 1.625%, 07/06/2023	100	97,373

Pennsylvania–2.5%
Allentown Neighborhood Improvement Zone Development Authority Series 2018 5.00%, 05/01/2023(c)	175	175,709
Monroe County Hospital Authority/PA (Lehigh Valley Health Network Obligated Group) Series 2016 5.00%, 07/01/2023	1,025	1,036,491
Pennsylvania Economic Development Financing Authority (UPMC Obligated Group) Series 2022-C 3.16% (MUNIPSA + 0.70%), 11/15/2047(a)	1,000	968,141
Philadelphia Authority for Industrial Development (City of Philadelphia PA) Series 2018 5.00%, 05/01/2023	800	807,143
Principal Amount (000)		U.S. $ Value
Philadelphia Authority for Industrial Development (St. Joseph’s University) Series 2020 4.00%, 11/01/2022	$250	$250,163
4.00%, 11/01/2024	500	502,288
5.00%, 11/01/2025	1,000	1,032,288
5.00%, 11/01/2026	850	881,898

		5,654,121

Puerto Rico–0.3%
Commonwealth of Puerto Rico Series 2021-A 5.25%, 07/01/2023	62	62,778
5.375%, 07/01/2025	125	126,209
5.625%, 07/01/2027	400	408,306

		597,293

South Carolina–1.2%
Piedmont Municipal Power Agency (Piedmont Municipal Power Agency Catawba Project Power Sales Revenue) Series 2021-A 4.00%, 01/01/2024	1,525	1,530,588
4.00%, 01/01/2025	1,240	1,248,663

		2,779,251

Tennessee–0.2%
Bristol Industrial Development Board (Bristol Industrial Development Board Sales Tax) Series 2016-B Zero Coupon, 12/01/2024(c)	500	448,125

Texas–9.2%
Arlington Higher Education Finance Corp. (BASIS Texas Charter Schools, Inc.) Series 2021 4.50%, 06/15/2056(c)	500	474,625
Board of Regents of the University of Texas System Series 2016-E 5.00%, 08/15/2024	1,565	1,618,337
City of Dallas TX Hotel Occupancy Tax Revenue Series 2021 4.00%, 08/15/2027	1,940	1,959,368
4.00%, 08/15/2028	1,025	1,034,329
Dallas Fort Worth International Airport Series 2021-A 5.00%, 11/01/2027	1,295	1,387,330
Harris County Cultural Education Facilities Finance Corp. (Memorial Hermann Health System Obligated Group) Series 2020 5.00%, 06/01/2024	1,000	1,025,947
5.00%, 06/01/2032	4,355	4,514,162

Schedule of Investments—Short Duration Diversified Municipal Portfolio	5

Principal Amount (000)		U.S. $ Value
Houston Independent School District Series 2020 4.00%, 06/01/2029	$2,030	$2,035,114
Metropolitan Transit Authority of Harris County Sales & Use Tax Revenue Series 2017-B 5.00%, 11/01/2023	1,080	1,101,550
North Texas Tollway Authority Series 2022-B 5.00%, 01/01/2024(b)	2,260	2,305,225
State of Texas Series 2016 5.50%, 08/01/2026	1,000	1,066,975
Texas Transportation Commission State Highway Fund Series 2015 5.00%, 10/01/2023	2,150	2,189,724

		20,712,686

Virginia–1.4%
Virginia College Building Authority (Virginia College Building Authority State Lease) Series 2021 5.00%, 02/01/2023	1,695	1,706,005
Virginia Small Business Financing Authority (National Senior Campuses, Inc. Obligated Group) Series 2020 5.00%, 01/01/2023	900	901,966
5.00%, 01/01/2025	505	515,582

		3,123,553

Washington–3.5%
King County School District No. 414 Lake Washington Series 2016 5.00%, 12/01/2022	1,040	1,043,284
State of Washington Series 2021 5.00%, 06/01/2024	2,000	2,059,404
5.00%, 06/01/2025	2,500	2,615,153
Tobacco Settlement Authority/WA Series 2013 5.00%, 06/01/2023	855	866,087
Washington Health Care Facilities Authority (Fred Hutchinson Cancer Center Obligated Group) Series 2021 5.00%, 12/01/2022(c)	230	230,545
5.00%, 12/01/2023(c)	250	253,956
5.00%, 12/01/2024(c)	195	200,044
5.00%, 12/01/2025(c)	275	285,082
5.00%, 12/01/2026(c)	285	297,209

		7,850,764

Principal Amount (000)		U.S. $ Value
West Virginia–0.1%
Tobacco Settlement Finance Authority/WV Series 2020 3.00%, 06/01/2035	$237	$224,740
West Virginia Economic Development Authority (Arch Resources, Inc.) Series 2021 4.125%, 07/01/2045	100	96,833

		321,573

Wisconsin–3.0%
State of Wisconsin Series 2021-2 5.00%, 05/01/2023	3,275	3,311,352
Series 2023-1 5.00%, 05/01/2024(b)	1,000	1,020,615
UMA Education, Inc. Series 2019 5.00%, 10/01/2022(c)	350	350,000
5.00%, 10/01/2023(c)	360	360,239
Wisconsin Center District (Wisconsin Center District Ded Tax) Series 2022 5.00%, 12/15/2022(c)	500	501,208
Wisconsin Health & Educational Facilities Authority (Advocate Aurora Health Obligated Group) Series 2022 2.64% (MUNIPSA + 0.18%), 08/15/2054(a)	1,000	973,600
Wisconsin Health & Educational Facilities Authority (St. Camillus Health System Obligated Group) Series 2019 2.25%, 11/01/2026	10	9,507
Wisconsin Public Finance Authority (Samaritan Housing Foundation Obligated Group) Series 2021-B 2.25%, 06/01/2027(c)	200	176,775

		6,703,296

Total Long-Term Municipal Bonds (cost $231,244,287)		221,403,260

Short-Term Municipal Notes–4.1%
Florida–1.7%
County of Palm Beach FL (Raymond F Kravis Center for the Performing Arts, Inc. (The)) Series 2002 2.48%, 07/01/2032(d)	2,000	2,000,000

6	Sanford C. Bernstein Fund, Inc.—2022 Annual Report

Principal Amount (000)		U.S. $ Value
Florida Keys Aqueduct Authority Series 2013 2.52%, 09/01/2035(d)	$1,905	$1,905,000

		3,905,000

Indiana–0.4%
City of Indianapolis IN (Foundation for Affordable Rental Housing, Inc.) Series 2008 2.45%, 05/15/2038(d)	1,000	1,000,000

Kentucky–0.8%
Louisville/Jefferson County Metropolitan Government (Norton Healthcare Obligated Group) Series 2016-A 2.54%, 10/01/2039(d)	1,855	1,855,000

Minnesota–0.8%
City of Minneapolis MN/St. Paul Housing & Redevelopment Authority (Allina Health Obligated Group) Series 2008 2.45%, 11/15/2034(d)	1,785	1,785,000

Mississippi–0.4%
Mississippi Development Bank (Magnolia Regional Health Center) Series 2021 5.00%, 10/01/2022(c)	800	800,000

Total Short-Term Municipal Notes (cost $9,345,000)		9,345,000

Total Municipal Obligations (cost $240,589,287)		230,748,260

Principal Amount (000)		U.S. $ Value

CORPORATES–INVESTMENT GRADE–1.7%

Industrial–1.7%
Capital Goods–0.9%
Caterpillar Financial Services Corp. 2.794% (SOFR + 0.27%), 09/13/2024(a)	$1,000	$991,060
John Deere Capital Corp. 2.205% (SOFR + 0.12%), 07/10/2023(a)	1,000	996,170

		1,987,230

Consumer Cyclical–Automotive–0.4%
General Motors Financial Co., Inc. 3.443%, 04/07/2025(a)	1,000	978,770

Consumer Cyclical–Entertainment–0.4%
YMCA of Greater New York 2.303%, 08/01/2026	1,000	874,540

Total Corporates–Investment Grade (cost $4,000,000)		3,840,540

CORPORATES–NON-INVESTMENT GRADE–0.1%

Industrial–0.1%
Transportation–Airlines–0.1%
United Airlines, Inc. 4.375%, 04/15/2026(c) (cost $300,000)	300	267,669

Total Investments—103.9% (cost $244,889,287)		234,856,469

Other assets less liabilities—(3.9)%		(8,809,255)

Net Assets—100.0%		$226,047,214

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)

USD	700	01/15/2025	4.028%	CPI#	Maturity	$19,227	$—	$19,227
USD	450	01/15/2025	2.565%	CPI#	Maturity	38,792	—	38,792
USD	225	01/15/2025	2.585%	CPI#	Maturity	19,219	—	19,219
USD	225	01/15/2025	2.613%	CPI#	Maturity	18,976	—	18,976
USD	850	01/15/2027	CPI#	3.466%	Maturity	(24,516)	(993)	(23,523)
USD	800	01/15/2027	CPI#	3.320%	Maturity	(30,115)	—	(30,115)
USD	670	01/15/2027	CPI#	3.323%	Maturity	(25,101)	—	(25,101)
USD	1,310	01/15/2029	CPI#	3.290%	Maturity	(26,242)	—	(26,242)
USD	560	01/15/2029	CPI#	3.735%	Maturity	8,995	—	8,995
USD	875	01/15/2030	1.714%	CPI#	Maturity	122,903	—	122,903
USD	875	01/15/2030	1.731%	CPI#	Maturity	121,565	—	121,565
USD	425	01/15/2030	1.572%	CPI#	Maturity	65,083	—	65,083
USD	425	01/15/2030	1.587%	CPI#	Maturity	64,517	—	64,517

Schedule of Investments—Short Duration Diversified Municipal Portfolio	7

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD	500	01/15/2031	2.782%	CPI#	Maturity	$25,239	$—	$25,239
USD	430	01/15/2031	2.989%	CPI#	Maturity	13,141	—	13,141
USD	320	01/15/2031	2.680%	CPI#	Maturity	19,259	—	19,259
USD	560	01/15/2032	CPI#	3.064%	Maturity	(8,921)	—	(8,921)
USD	380	04/15/2032	CPI#	2.909%	Maturity	(10,755)	—	(10,755)
USD	300	04/15/2032	CPI#	2.748%	Maturity	(13,529)	—	(13,529)

						$397,737	$(993)	$398,730

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	580	10/09/2029	1.125%	SIFMA*	Quarterly	$66,649	$—	$66,649

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2022.
(b)	When-Issued or delayed delivery security.
(c)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At September 30, 2022, the aggregate market value of these securities amounted to $6,512,440 or 2.9% of net assets.
(d)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of September 30, 2022, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 1.5% and 0.0%, respectively.

Glossary:

AGM—Assured Guaranty Municipal

COP—Certificate of Participation

CPI—Consumer Price Index

ETM—Escrowed to Maturity

LIBOR—London Interbank Offered Rate

MUNIPSA—SIFMA Municipal Swap Index.

OSF—Order of St. Francis

SOFR—Secured Overnight Financing Rate

UPMC—University of Pittsburgh Medical Center

See notes to financial statements.

8	Sanford C. Bernstein Fund, Inc.—2022 Annual Report

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

California Municipal Portfolio

September 30, 2022

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–92.9%

Long-Term Municipal Bonds–89.5%
California–75.4%
Anaheim Housing & Public Improvements Authority (City of Anaheim CA Electric System Revenue) Series 2020 2.792%, 10/01/2032	$3,850	$3,149,739
Bay Area Toll Authority Series 2021 2.74% (MUNIPSA + 0.28%), 04/01/2056(a)	5,000	4,975,538
2.76% (MUNIPSA + 0.30%), 04/01/2056(a)	5,000	4,849,187
2.87% (MUNIPSA + 0.41%), 04/01/2056(a)	9,215	8,925,199
Bay Area Water Supply & Conservation Agency Series 2013-A 5.00%, 10/01/2025	4,710	4,752,209
Series 2023 5.00%, 10/01/2029(b)	1,750	1,913,303
5.00%, 10/01/2030(b)	1,800	1,983,147
5.00%, 10/01/2031(b)	2,500	2,758,599
5.00%, 10/01/2032(b)	2,500	2,771,220
5.00%, 10/01/2033(b)	2,500	2,768,020
5.00%, 10/01/2034(b)	2,000	2,204,378
California Community Housing Agency (California Community Housing Agency Aster Apartments) Series 2021-A 4.00%, 02/01/2043(c)	950	724,347
California Community Housing Agency (California Community Housing Agency Brio Apartments & Next on Lex Apartments) Series 2021-A 4.00%, 08/01/2047(c)	5,000	3,487,593
California Community Housing Agency (California Community Housing Agency Fountains at Emerald Park) Series 2021 4.00%, 08/01/2046(c)	2,500	1,792,920
Principal Amount (000)		U.S. $ Value
California Community Housing Agency (California Community Housing Agency Summit at Sausalito Apartments) Series 2021 4.00%, 02/01/2050(c)	$4,000	$2,775,790
California County Tobacco Securitization Agency Series 2020-A 4.00%, 06/01/2037	510	460,147
4.00%, 06/01/2038	1,000	892,807
5.00%, 06/01/2027	800	830,970
5.00%, 06/01/2028	700	728,430
5.00%, 06/01/2030	500	522,546
5.00%, 06/01/2031	400	415,536
5.00%, 06/01/2032	300	310,136
California Educational Facilities Authority (University of the Pacific) Series 2015 5.00%, 11/01/2028	1,545	1,606,194
California Enterprise Development Authority (Rocketship Education Obligated Group) Series 2022 4.00%, 06/01/2027(c)	1,125	1,080,055
4.00%, 06/01/2031(c)	2,000	1,809,547
California Health Facilities Financing Authority (Cedars-Sinai Medical Center) Series 2015 5.00%, 11/15/2027	6,500	6,832,864
5.00%, 11/15/2028	6,000	6,301,715
5.00%, 11/15/2029	7,000	7,350,755
California Health Facilities Financing Authority (Children’s Hospital Los Angeles) Series 2017-A 5.00%, 08/15/2032	1,215	1,242,402
California Health Facilities Financing Authority (CommonSpirit Health) Series 2020-A 5.00%, 04/01/2032	2,900	3,005,031
5.00%, 04/01/2033	2,000	2,064,617
5.00%, 04/01/2034	750	771,313
California Health Facilities Financing Authority (Kaiser Foundation Hospitals) Series 2017-P 5.00%, 11/01/2032	9,245	9,259,695
California Health Facilities Financing Authority (Sutter Health Obligated Group) Series 2018-A 5.00%, 11/15/2023	4,250	4,324,140

Schedule of Investments—California Municipal Portfolio	9

Principal Amount (000)		U.S. $ Value
5.00%, 11/15/2025	$2,535	$2,645,731
5.00%, 11/15/2026	2,300	2,421,770
5.00%, 11/15/2027	1,000	1,063,087
5.00%, 11/15/2029	1,280	1,357,292
California Housing Finance Agency Series 2019-2, Class A 4.00%, 03/20/2033	11,044	10,505,281
Series 2021-1, Class A 3.50%, 11/20/2035	9,782	8,450,721
Series 2021-2 0.823%, 03/25/2035	4,000	225,091
Series 2021-3, Class A 3.25%, 08/20/2036	1,975	1,690,597
California Infrastructure & Economic Development Bank Series 2022 0.85%, 01/01/2050 (Pre-refunded/ETM)(c)	10,000	9,889,615
California Infrastructure & Economic Development Bank (California Academy of Sciences) Series 2021 2.81% (MUNIPSA + 0.35%), 08/01/2047(a)	8,700	8,606,106
California Infrastructure & Economic Development Bank (California Infrastructure & Economic Development Bank SRF) Series 2017 5.00%, 10/01/2024	5,000	5,187,408
Series 2018 5.00%, 10/01/2032	13,965	15,181,641
California Infrastructure & Economic Development Bank (Segerstrom Center for the Arts) Series 2016 5.00%, 07/01/2026	2,370	2,472,672
Series 2016-B 5.00%, 07/01/2023	12,760	12,917,114
California Municipal Finance Authority (Emerson College) Series 2017-B 5.00%, 01/01/2030	1,000	1,019,822
California Municipal Finance Authority (LAX Integrated Express Solutions LLC) Series 2018 5.00%, 12/31/2023	800	811,571
5.00%, 12/31/2024	250	254,970
5.00%, 12/31/2026	2,200	2,258,603
5.00%, 06/30/2027	2,250	2,305,930
5.00%, 12/31/2027	3,000	3,080,782
5.00%, 06/30/2029	1,050	1,076,047
5.00%, 12/31/2029	1,150	1,177,612
5.00%, 06/30/2031	3,100	3,159,999
5.00%, 12/31/2031	1,930	1,964,265
Principal Amount (000)		U.S. $ Value
California Municipal Finance Authority (United Airlines, Inc.) Series 2019 4.00%, 07/15/2029	$8,250	$7,578,847
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 07/01/2027(c)	3,195	3,198,762
California Pollution Control Financing Authority (San Diego County Water Authority Desalination Project Pipeline) Series 2019 5.00%, 07/01/2024(c)	1,335	1,351,551
5.00%, 07/01/2029(c)	3,400	3,455,804
California Public Finance Authority (California University of Science & Medicine Obligated Group) Series 2019 6.25%, 07/01/2054(c)	1,500	1,605,107
California School Finance Authority (Kipp SoCal Public Schools Obligated Group) Series 2020-A 4.00%, 07/01/2040(c)	800	672,552
California School Finance Authority (Rocketship Education Obligated Group) Series 2015-A 4.25%, 03/01/2028(c)	1,120	1,085,734
Series 2016-A 5.00%, 06/01/2031(c)	1,000	995,768
California State Public Works Board (California State Public Works Board Lease) Series 2014-A 5.00%, 09/01/2030	11,220	11,543,773
Series 2014-B 5.00%, 10/01/2029	4,445	4,579,448
Series 2017-H 5.00%, 04/01/2030	2,000	2,144,150
5.00%, 04/01/2031	2,000	2,140,584
5.00%, 04/01/2032	1,270	1,355,800
California State University Series 2014 5.00%, 11/01/2028 (Pre-refunded/ETM)	280	290,563
Series 2017-A 5.00%, 11/01/2033	5,620	5,999,181
Series 2020-A 5.00%, 11/01/2030	600	662,938
5.00%, 11/01/2031	400	440,113
Series 2020-D 1.49%, 11/01/2028	1,500	1,235,869

10	Sanford C. Bernstein Fund, Inc.—2022 Annual Report

Principal Amount (000)		U.S. $ Value
Series 2021-B 2.274%, 11/01/2034	$7,000	$5,163,381
California Statewide Communities Development Authority (CHF-Irvine LLC) Series 2017-A 5.00%, 05/15/2029	1,210	1,238,439
California Statewide Communities Development Authority (Emanate Health Obligated Group) Series 2020-A 5.00%, 04/01/2027	720	752,103
5.00%, 04/01/2028	535	560,604
California Statewide Communities Development Authority (Lancer Educational Housing LLC) Series 2019 5.00%, 06/01/2039(c)	675	624,557
California Statewide Communities Development Authority (Loma Linda University Medical Center) Series 2014 5.25%, 12/01/2034	4,500	4,544,355
Series 2016-A 5.00%, 12/01/2041(c)	2,000	1,857,238
Series 2018-A 5.00%, 12/01/2027(c)	250	251,376
5.00%, 12/01/2033(c)	1,000	974,954
California Statewide Communities Development Authority (NCCD-Hooper Street LLC) Series 2019 5.00%, 07/01/2024(c)	180	178,833
5.00%, 07/01/2029(c)	685	653,248
City & County of San Francisco CA Series 2018-C 5.00%, 06/15/2023	3,095	3,136,376
5.00%, 06/15/2025	4,235	4,364,967
Series 2018-E 5.00%, 06/15/2023	1,490	1,509,919
City & County of San Francisco CA (City & County of San Francisco CA COP) Series 2015-R 5.00%, 09/01/2024	3,970	4,033,241
City of Hayward CA (City of Hayward CA COP) Series 2015 5.00%, 11/01/2023	3,000	3,060,179
City of Los Angeles Department of Airports Series 2017-A 5.00%, 05/15/2028	1,440	1,495,674
5.00%, 05/15/2029	2,575	2,667,913
Series 2018 5.00%, 05/15/2031	3,000	3,131,587
Principal Amount (000)		U.S. $ Value
5.00%, 05/15/2035	$1,190	$1,210,098
Series 2018-C 5.00%, 05/15/2025	2,955	3,044,781
Series 2019 4.00%, 05/15/2044	4,205	3,653,238
5.00%, 05/15/2030	8,020	8,401,806
Series 2019-A 5.00%, 05/15/2038	4,315	4,371,338
Series 2020-C 5.00%, 05/15/2031	5,000	5,247,526
5.00%, 05/15/2033	4,000	4,152,239
5.00%, 05/15/2039	2,655	2,707,911
Series 2021 5.00%, 05/15/2030	2,020	2,128,567
5.00%, 05/15/2035	1,685	1,725,946
Series 2021-D 4.00%, 05/15/2040	2,165	1,935,090
Series 2022 4.00%, 05/15/2036	1,300	1,205,641
4.00%, 05/15/2041	1,100	974,457
Series 2022-A 4.00%, 05/15/2041	6,160	5,456,957
City of Riverside CA Sewer Revenue Series 2015-A 5.00%, 08/01/2027	2,000	2,096,826
5.00%, 08/01/2030	3,320	3,491,152
Series 2018-A 5.00%, 08/01/2031	2,785	3,028,247
City of Roseville CA (Fiddyment Ranch Community Facilities District No.1) Series 2017 5.00%, 09/01/2028	1,010	1,057,578
5.00%, 09/01/2030	1,295	1,345,518
City of Roseville CA (HP Campus Oaks Community Facilities District No.1) Series 2016 5.00%, 09/01/2031	995	1,025,089
City of San Jose CA Airport Revenue (Norman Y Mineta San Jose International Airport SJC) Series 2014-A 5.00%, 03/01/2025	3,600	3,654,949
CMFA Special Finance Agency VII (CMFA Special Finance Agency VII The Breakwater Apartments) Series 2021 4.00%, 08/01/2047(c)	3,990	2,712,483
CMFA Special Finance Agency VIII Elan Huntington Beach Series 2021 4.00%, 08/01/2047(c)	1,000	750,000
Contra Costa Transportation Authority Sales Tax Revenue Series 2017-A 5.00%, 03/01/2030	1,250	1,342,985

Schedule of Investments—California Municipal Portfolio	11

Principal Amount (000)		U.S. $ Value
Coronado Community Development Agency Successor Agency Series 2018-A 5.00%, 09/01/2033	$3,625	$3,771,501
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority 1818 Platinum Triangle-Anaheim) Series 2021 3.35%, 04/01/2047(c)	4,000	2,977,158
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority 777 Place-Pomona) Series 2021 3.60%, 05/01/2047(c)	1,500	1,136,615
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Acacia on Santa Rosa Creek) Series 2021 4.00%, 10/01/2046(c)	4,000	2,800,600
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Altana Apartments) Series 2021 3.50%, 10/01/2046(c)	5,000	3,592,171
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Jefferson Platinum Triangle Apartments) Series 2021-A1 2.875%, 08/01/2041(c)	3,805	3,028,325
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Millennium South Bay-Hawthorne) Series 2021 3.375%, 07/01/2043(c)	1,000	737,959
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Oceanaire Apartments) Series 2021 3.20%, 09/01/2046(c)	5,000	3,506,363
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Pasadena Portfolio) Series 2021 2.65%, 12/01/2046(c)	2,490	1,777,491
Principal Amount (000)		U.S. $ Value
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Theo Apartments) Series 2021 3.50%, 05/01/2047(c)	$2,000	$1,552,157
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Union South Bay) Series 2021-A 3.10%, 07/01/2045(c)	3,000	2,184,697
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Vineyard Gardens Apartments) Series 2021 4.00%, 10/01/2048(c)	4,000	2,760,906
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Waterscape Apartments) Series 2021-A 3.00%, 09/01/2056(c)	1,500	931,290
Fontana Redevelopment Agency Successor Agency Series 2017-A 5.00%, 10/01/2031	1,750	1,871,863
Fremont Community Facilities District No. 1 Series 2015 5.00%, 09/01/2027	1,000	1,028,723
Golden State Tobacco Securitization Corp. Series 2021 1.85%, 06/01/2031	1,205	1,180,084
3.115%, 06/01/2038	2,500	1,876,837
3.85%, 06/01/2050	5,000	4,336,146
Golden State Tobacco Securitization Corp. (Golden State Tobacco Securitization Corp. Lease) Series 2021 1.40%, 06/01/2025	2,900	2,632,657
Lake Elsinore Public Financing Authority Series 2015 5.00%, 09/01/2023	630	636,524
Long Beach Unified School District Series 2010-A 5.00%, 08/01/2025	1,000	1,001,391
Los Angeles Department of Water & Power Series 2019-B 5.00%, 07/01/2023	14,750	14,965,326

12	Sanford C. Bernstein Fund, Inc.—2022 Annual Report

Principal Amount (000)		U.S. $ Value
Los Angeles Department of Water & Power Power System Revenue Series 2013-A 5.00%, 07/01/2023	$2,500	$2,511,832
Series 2014-B 5.00%, 07/01/2026	1,600	1,638,218
5.00%, 07/01/2027	2,190	2,242,311
Series 2014-C 5.00%, 07/01/2025	9,945	10,278,271
5.00%, 07/01/2026	11,725	12,115,901
Series 2015-E 5.00%, 07/01/2025	820	847,479
Series 2022 5.00%, 07/01/2042	3,000	3,178,548
Series 2022-B 5.00%, 07/01/2036	3,000	3,274,908
5.00%, 07/01/2040	2,800	3,003,547
Los Angeles Department of Water & Power System Revenue Series 2021-B 5.00%, 07/01/2041	4,800	5,090,738
Los Angeles Department of Water & Power Water System Revenue Series 2018-A 5.00%, 07/01/2031	1,345	1,460,852
Los Angeles Unified School District/CA Series 2014-C 5.00%, 07/01/2023	3,860	3,916,065
5.00%, 07/01/2027	10,365	10,694,507
Series 2016-A 5.00%, 07/01/2027	18,645	19,532,644
Series 2017-A 5.00%, 07/01/2023	6,905	7,005,292
5.00%, 07/01/2024	1,470	1,517,996
Series 2018-B 5.00%, 07/01/2029	9,020	9,791,322
Series 2018-M 3.00%, 07/01/2023	1,550	1,549,971
Series 2020-R 4.00%, 07/01/2044	4,500	4,135,046
5.00%, 07/01/2032	3,945	4,371,084
Metropolitan Water District of Southern California Series 2021-D 2.60% (MUNIPSA + 0.14%), 07/01/2037(a)	2,900	2,885,062
Middle Fork Project Finance Authority Series 2020 5.00%, 04/01/2033	1,650	1,708,618
5.00%, 04/01/2034	1,100	1,134,783
5.00%, 04/01/2035	1,150	1,182,527
Natomas Unified School District BAM Series 2014 5.00%, 08/01/2023	1,930	1,958,048
Newport Mesa Unified School District Series 2020 5.00%, 08/01/2024	1,600	1,653,163
Principal Amount (000)		U.S. $ Value
Oakland Unified School District/Alameda County Series 2015-A 5.00%, 08/01/2023	$1,575	$1,598,921
Series 2016 5.00%, 08/01/2030	1,420	1,496,660
Palm Desert Redevelopment Agency Successor Agency BAM Series 2017-A 5.00%, 10/01/2024	1,000	1,033,172
Peralta Community College District Series 2014-A 5.00%, 08/01/2028	1,820	1,869,376
Pittsburg Successor Agency Redevelopment Agency AGM Series 2016-A 5.00%, 09/01/2027	2,785	2,921,357
Port of Los Angeles Series 2014-A 5.00%, 08/01/2026	1,000	1,024,677
5.00%, 08/01/2027	1,565	1,603,218
Port of Oakland Series 2017 5.00%, 11/01/2022 (Pre-refunded/ETM)	255	255,347
5.00%, 11/01/2022	960	961,225
Series 2021 5.00%, 05/01/2025	4,800	4,948,666
Regents of the University of California Medical Center Pooled Revenue Series 2022 5.00%, 05/15/2040	10,000	10,532,249
River Islands Public Financing Authority (River Islands Public Financing Authority Community Facilities District No 2003-1) Series 2022 4.50%, 09/01/2037	2,905	2,644,949
5.00%, 09/01/2042	2,510	2,305,290
Riverside County Public Financing Authority Series 2015 5.00%, 11/01/2028 (Pre-refunded/ETM)	3,395	3,580,175
Romoland School District Series 2015 5.00%, 09/01/2023	955	964,463
Sacramento County Water Financing Authority (Sacramento County Water Agency) NATL Series 2007-B 2.635% (LIBOR 3 Month + 0.57%), 06/01/2039(a)	5,700	4,890,233

Schedule of Investments—California Municipal Portfolio	13

Principal Amount (000)		U.S. $ Value
San Diego Association of Governments (State of California DOT Fed Hwy Grant) Series 2019 1.80%, 11/15/2027	$3,200	$2,838,220
San Francisco City & County Public Utilities Commission Wastewater Revenue Series 2013-B 5.00%, 10/01/2025	4,000	4,000,000
San Francisco City & County Redevelopment Agency Successor Agency (Mission Bay South Public Imp) Series 2013-A 5.00%, 08/01/2024	1,500	1,501,163
San Francisco City & County Redevelopment Agency Successor Agency (Successor Agency to the Redev of San Francisco–Mission Bay South) Series 2016-B 5.00%, 08/01/2026	1,070	1,130,944
San Francisco Intl Airport Series 2019-A 5.00%, 05/01/2034	11,015	11,254,174
Series 2019-E 5.00%, 05/01/2034	3,450	3,524,912
5.00%, 05/01/2035	3,275	3,338,713
5.00%, 05/01/2036	3,385	3,442,169
Series 2019-H 5.00%, 05/01/2027	5,500	5,695,346
Series 2020-E 5.00%, 05/01/2037	3,815	3,882,152
Series 2021-A 5.00%, 05/01/2036	1,950	1,991,132
Series 2022-C 2.583%, 05/01/2030	1,625	1,366,015
San Mateo Joint Powers Financing Authority (County of San Mateo CA Lease) Series 2019-A 5.00%, 07/15/2023	4,000	4,055,282
5.00%, 07/15/2024	3,660	3,769,172
5.00%, 07/15/2025	5,790	6,068,062
5.00%, 07/15/2026	3,310	3,520,730
Saugus/Hart School Facilities Financing Authority (Saugus Union School District Community Facilities District No. 06-01) Series 2016 5.00%, 09/01/2029	1,000	1,031,369
5.00%, 09/01/2030	1,365	1,401,764
Principal Amount (000)		U.S. $ Value
Southern California Public Power Authority (Los Angeles Department of Water & Power PWR) Series 2014-A 5.00%, 07/01/2030	$1,030	$1,059,210
Southwestern Community College District Series 2015 5.00%, 08/01/2023	3,250	3,300,693
5.00%, 08/01/2024	3,550	3,664,762
5.00%, 08/01/2025	3,870	4,058,632
State of California Series 2013 5.00%, 09/01/2028	8,890	9,035,464
Series 2014 5.00%, 12/01/2022	11,085	11,120,571
5.00%, 12/01/2028	2,285	2,332,386
5.00%, 05/01/2029	5,295	5,445,765
Series 2015-B 5.00%, 09/01/2024	3,330	3,446,686
Series 2017 5.00%, 08/01/2024	5,540	5,726,078
Series 2018 5.00%, 10/01/2022	5,000	5,000,000
Series 2019 5.00%, 04/01/2031	1,935	2,118,332
5.00%, 11/01/2031	1,310	1,427,643
5.00%, 04/01/2037	615	654,180
Series 2022 4.00%, 04/01/2042	6,380	5,927,414
5.00%, 09/01/2036	7,780	8,480,491
5.00%, 04/01/2042	4,630	4,833,496
Stockton Unified School District
Series 2016 5.00%, 08/01/2028	7,770	8,168,986
Sweetwater Union High School District Series 2016 5.00%, 08/01/2030	3,205	3,373,138
BAM Series 2014 5.00%, 08/01/2028	5,760	5,905,991
5.00%, 08/01/2029	2,220	2,273,895
Tobacco Securitization Authority of Northern California (Sacramento County Tobacco Securitization Corp.) Series 2021 4.00%, 06/01/2034	1,000	940,523
4.00%, 06/01/2036	1,015	937,710
4.00%, 06/01/2038	1,210	1,097,003
4.00%, 06/01/2040	1,150	1,024,427
5.00%, 06/01/2026	1,360	1,422,988
5.00%, 06/01/2027	1,500	1,566,033
5.00%, 06/01/2028	1,220	1,277,154
5.00%, 06/01/2030	1,500	1,578,947
5.00%, 06/01/2032	1,300	1,356,464

14	Sanford C. Bernstein Fund, Inc.—2022 Annual Report

Principal Amount (000)		U.S. $ Value
Transbay Joint Powers Authority (Transbay Joint Powers Authority Transbay Redevelopment Project Tax Increment Rev) Series 2020 5.00%, 10/01/2031	$500	$543,602
5.00%, 10/01/2032	450	485,994
5.00%, 10/01/2034	600	641,070
5.00%, 10/01/2035	600	637,940
5.00%, 10/01/2036	800	844,059
5.00%, 10/01/2037	700	732,452
5.00%, 10/01/2038	1,000	1,037,511
University of California Series 2013-A 5.00%, 05/15/2048	9,785	9,903,243
Series 2014-A 5.00%, 05/15/2028	1,000	1,029,751
Series 2015-A 5.00%, 05/15/2024	2,280	2,347,833
Series 2017-A 5.00%, 05/15/2028	1,000	1,082,796
5.00%, 05/15/2029	3,000	3,246,964
5.00%, 05/15/2031	2,465	2,656,918
Series 2017-M 5.00%, 05/15/2031	4,000	4,304,310
Series 2018-O 4.00%, 05/15/2025	8,320	8,510,229
Series 2020-B 5.00%, 05/15/2034	7,000	7,674,171
5.00%, 05/15/2035	10,000	10,887,459
Series 2021-Q 4.00%, 05/15/2040	7,750	7,167,426
Series 2022-S 5.00%, 05/15/2033	2,000	2,245,576
Series 2023-B 5.00%, 05/15/2028(b)	3,000	3,217,478
5.00%, 05/15/2032(b)	5,000	5,506,723
5.00%, 05/15/2033(b)	3,180	3,513,445
5.00%, 05/15/2037(b)	2,000	2,154,199

		830,952,751

Alabama–2.2%
Southeast Alabama Gas Supply District (The) (Morgan Stanley) Series 2018-A 4.00%, 06/01/2049	24,615	24,552,114

American Samoa–0.1%
American Samoa Economic Development Authority (Territory of American Samoa) Series 2018 6.50%, 09/01/2028(c)	735	793,344

Colorado–0.3%
City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/2032	3,000	2,855,121

Principal Amount (000)		U.S. $ Value
Florida–0.1%
Capital Trust Agency, Inc. (Franklin Academy Obligated Group) Series 2020 5.00%, 12/15/2026(c)	$100	$100,814
City of Tampa FL (State of Florida Cigarette Tax Revenue) Series 2020-A Zero Coupon, 09/01/2033	175	102,280
County of Osceola FL Transportation Revenue Series 2020-A Zero Coupon, 10/01/2030	150	99,969
Zero Coupon, 10/01/2031	185	116,293
Zero Coupon, 10/01/2032	100	59,305
Zero Coupon, 10/01/2033	250	139,420
Zero Coupon, 10/01/2034	270	141,697
New River Community Development District Series 2006-B 5.00%, 05/01/2013(d)(e)(f)(g)	405	0

		759,778

Georgia–0.2%
Municipal Electric Authority of Georgia Series 2019 5.00%, 01/01/2032	460	476,848
5.00%, 01/01/2035	250	255,445
5.00%, 01/01/2036	1,590	1,616,042

		2,348,335

Guam–1.8%
Antonio B Won Pat International Airport Authority Series 2021-A 2.899%, 10/01/2027	625	548,765
3.489%, 10/01/2031	500	414,412
Series 2023 5.00%, 10/01/2028(b)	1,080	1,054,274
5.125%, 10/01/2034(b)	140	127,831
5.375%, 10/01/2040(b)	275	248,099
Guam Department of Education (Guam Department of Education COP) Series 2020 4.25%, 02/01/2030	1,500	1,381,664
5.00%, 02/01/2040	1,090	992,226
Guam Power Authority Series 2022-A 5.00%, 10/01/2023	2,000	2,022,095
5.00%, 10/01/2028	3,000	3,126,721
Territory of Guam Series 2019 5.00%, 11/15/2031	540	509,877

Schedule of Investments—California Municipal Portfolio	15

Principal Amount (000)		U.S. $ Value
Territory of Guam (Guam Section 30 Income Tax) Series 2016-A 5.00%, 12/01/2029	$455	$454,302
5.00%, 12/01/2030	730	724,672
5.00%, 12/01/2032	675	660,469
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2015-D 5.00%, 11/15/2023	1,365	1,370,243
5.00%, 11/15/2025	1,140	1,143,987
5.00%, 11/15/2031	2,735	2,692,501
Series 2021-F 5.00%, 01/01/2031	1,000	990,253
Territory of Guam (Territory of Guam Hotel Occupancy Tax) Series 2021-A 5.00%, 11/01/2027	350	349,588
5.00%, 11/01/2028	455	453,894
5.00%, 11/01/2029	500	499,086
5.00%, 11/01/2030	320	317,607

		20,082,566

Illinois–2.6%
Chicago Board of Education Series 2017-F 5.00%, 12/01/2024	6,000	6,104,842
Illinois Finance Authority (Illinois Institute of Technology) Series 2019 5.00%, 09/01/2023	100	100,679
5.00%, 09/01/2026	100	101,987
5.00%, 09/01/2027	100	102,116
5.00%, 09/01/2029	100	102,370
5.00%, 09/01/2032	100	100,517
5.00%, 09/01/2033	200	199,915
5.00%, 09/01/2034	100	98,747
Metropolitan Pier & Exposition Authority Series 2017-B 5.00%, 12/15/2026	3,250	3,330,718
State of Illinois Series 2016 5.00%, 11/01/2024	1,200	1,219,826
Series 2017-D 5.00%, 11/01/2023	9,530	9,642,940
5.00%, 11/01/2024	3,935	4,000,013
Village of Bolingbrook IL Sales Tax Revenue Series 2005 6.00%, 01/01/2026	4,450	4,096,133

		29,200,803

Principal Amount (000)		U.S. $ Value
Kentucky–0.4%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) Series 2019 5.00%, 02/01/2026	$230	$236,005
5.00%, 02/01/2027	260	268,490
5.00%, 02/01/2030	160	166,931
5.00%, 02/01/2031	200	204,399
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017-A 5.00%, 06/01/2029	3,500	3,597,413

		4,473,238

Louisiana–0.1%
Parish of St. James LA (NuStar Logistics LP) Series 2020 5.85%, 08/01/2041(c)	185	189,780
6.10%, 06/01/2038(c)	270	287,271
6.10%, 12/01/2040(c)	355	377,709

		854,760

Michigan–0.2%
City of Detroit MI Series 2018 5.00%, 04/01/2031	1,745	1,771,494

Missouri–0.0%
Howard Bend Levee District XLCA INS Series 2005 5.75%, 03/01/2025	175	177,132
5.75%, 03/01/2027	150	152,053

		329,185

Nevada–0.1%
City of Sparks NV (City of Sparks NV Sales Tax) Series 2019-A 2.50%, 06/15/2024(c)	295	283,736
2.75%, 06/15/2028(c)	525	460,121

		743,857

New Jersey–1.8%
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2027	1,410	1,474,171
5.00%, 06/15/2029	6,660	6,895,010
Series 2018-A 5.00%, 06/15/2028	2,710	2,822,724
5.00%, 06/15/2029	1,290	1,335,520

16	Sanford C. Bernstein Fund, Inc.—2022 Annual Report

Principal Amount (000)		U.S. $ Value
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2019-B 5.00%, 06/15/2030	$3,225	$3,349,569
Tobacco Settlement Financing Corp./NJ Series 2018-A 5.00%, 06/01/2023	1,000	1,010,996
5.00%, 06/01/2025	1,000	1,027,849
5.00%, 06/01/2026	1,000	1,034,958
5.00%, 06/01/2028	1,000	1,038,136

		19,988,933

New York–1.2%
Metropolitan Transportation Authority Series 2016-A 5.00%, 11/15/2026	2,065	2,140,942
Series 2017-C 5.00%, 11/15/2026	2,960	3,069,765
Series 2020-E 5.00%, 11/15/2027	3,750	3,882,849
5.00%, 11/15/2028	3,500	3,629,073
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 4.00%, 01/01/2036	1,000	881,715
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016-A 5.00%, 07/01/2046	220	208,732

		13,813,076

Ohio–0.1%
Buckeye Tobacco Settlement Financing Authority Series 2020-A 5.00%, 06/01/2036	1,175	1,202,350

Pennsylvania–0.4%
Allentown Neighborhood Improvement Zone Development Authority Series 2018 5.00%, 05/01/2028(c)	1,250	1,250,208
5.00%, 05/01/2033(c)	1,000	968,040
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 07/01/2024	1,815	1,843,362

		4,061,610

Principal Amount (000)		U.S. $ Value
Puerto Rico–0.8%
Commonwealth of Puerto Rico Series 2021-A Zero Coupon, 07/01/2024	$800	$734,843
Zero Coupon, 07/01/2033	1,680	926,005
4.00%, 07/01/2033	500	439,701
5.25%, 07/01/2023	350	351,557
5.375%, 07/01/2025	655	661,333
5.625%, 07/01/2027	2,515	2,567,227
5.625%, 07/01/2029	725	741,525
5.75%, 07/01/2031	220	224,291
Puerto Rico Highway & Transportation Authority AGC Series 2005-L 5.25%, 07/01/2041	740	719,486
AGC Series 2007-C 5.50%, 07/01/2031	150	151,166
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018-A Zero Coupon, 07/01/2024	982	907,289

		8,424,423

South Carolina–0.4%
Patriots Energy Group Financing Agency (Royal Bank of Canada) Series 2018-A 4.00%, 10/01/2048	5,000	5,010,695

Texas–0.4%
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/2031(c)	3,205	3,155,227
Texas Municipal Gas Acquisition & Supply Corp. I (Bank of America Corp.) Series 2008-D 6.25%, 12/15/2026	1,190	1,236,398

		4,391,625

Washington–0.1%
Washington Health Care Facilities Authority (CommonSpirit Health) Series 2019-A 5.00%, 08/01/2031	825	846,676

Wisconsin–0.8%
UMA Education, Inc. Series 2019 5.00%, 10/01/2022(c)	175	175,000
5.00%, 10/01/2023(c)	195	195,130
5.00%, 10/01/2025(c)	730	727,395
5.00%, 10/01/2026(c)	770	764,782
5.00%, 10/01/2027(c)	805	795,911
5.00%, 10/01/2028(c)	700	687,928
5.00%, 10/01/2029(c)	320	313,214

Schedule of Investments—California Municipal Portfolio	17

Principal Amount (000)		U.S. $ Value
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016-A
5.00%, 01/01/2024	$5,335	$5,382,550

		9,041,910

Total Long-Term Municipal Bonds (cost $1,058,612,594)		986,498,644

Short-Term Municipal Notes–3.4%
California–3.4%
City of Los Angeles CA Series 2022 4.00%, 06/29/2023	35,990	36,235,092
Southern California Public Power Authority Series 2020 2.40%, 07/01/2036(h)	1,300	1,300,000

Total Short-Term Municipal Notes (cost $37,667,433)		37,535,092

Total Municipal Obligations (cost $1,096,280,027)		1,024,033,736

COMMERCIAL MORTGAGE-BACKED SECURITIES–1.0%
Agency CMBS–1.0%
California Housing Finance Agency Series 2021-2, Class A 3.75%, 03/25/2035	7,904	7,251,982
Series 2021-3, Class X 0.764%, 08/20/2036(i)	3,357	202,690
Federal Home Loan Mortgage Corp. Series 2021-ML10, Class AUS 2.032%, 01/25/2038	4,937	3,801,068

Total Commercial Mortgage-Backed Securities (cost $14,679,917)		11,255,740

GOVERNMENTS–TREASURIES–0.2%
United States–0.2%
U.S. Treasury Notes 2.625%, 02/15/2029(j) (cost $2,436,438)	2,346	2,161,986

CORPORATES–INVESTMENT GRADE–0.2%

Industrial–0.2%
Consumer Cyclical–Automotive–0.2%
General Motors Financial Co., Inc. 3.443% (SOFR + 1.30%), 04/07/2025(a) (cost $2,000,000)	2,000	1,957,540

Principal Amount (000)		U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS–0.1%
Risk Share Floating Rate–0.1%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 7.334% (LIBOR 1 Month + 4.25%), 11/25/2023(a)	$90	$91,004
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 2M2 5.984% (LIBOR 1 Month + 2.90%), 07/25/2024(a)	71	71,489
Series 2014-C04, Class 1M2 7.984% (LIBOR 1 Month + 4.90%), 11/25/2024(a)	56	58,259
Series 2015-C02, Class 1M2 7.084% (LIBOR 1 Month + 4.00%), 05/25/2025(a)	35	36,016
Series 2015-C03, Class 1M2 8.084% (LIBOR 1 Month + 5.00%), 07/25/2025(a)	35	35,429
Series 2016-C01, Class 1M2 9.834% (LIBOR 1 Month + 6.75%), 08/25/2028(a)	111	117,513
Series 2016-C02, Class 1M2 9.084% (LIBOR 1 Month + 6.00%), 09/25/2028(a)	56	58,245
Series 2016-C03, Class 1M2 8.384% (LIBOR 1 Month + 5.30%), 10/25/2028(a)	95	97,279

Total Collateralized Mortgage Obligations (cost $552,308)		565,234

SHORT-TERM INVESTMENTS–5.3%

U.S. Treasury Bills–5.3%
United States—5.3%
U.S. Treasury Bill Zero Coupon, 10/20/2022 (cost $58,425,746)	58,500	58,427,622

Total Investments—99.7% (cost $1,174,374,436)		1,098,401,858

Other assets less liabilities—0.3%		3,494,929

Net Assets—100.0%		$1,101,896,787

18	Sanford C. Bernstein Fund, Inc.—2022 Annual Report

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
CDX-NAHY Series 39, 5 Year Index, 12/20/2027*	5.00%	Quarterly	6.06%	USD	8,300	$(328,585)	$(317,863)	$(10,722)

* Termination date

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD	5,605	01/15/2025	2.565%	CPI#	Maturity	$483,175	$—	$483,175
USD	3,100	01/15/2025	4.028%	CPI#	Maturity	85,148	—	85,148
USD	2,803	01/15/2025	2.613%	CPI#	Maturity	236,393	—	236,393
USD	2,802	01/15/2025	2.585%	CPI#	Maturity	239,341	—	239,341
USD	12,110	01/15/2026	CPI#	3.720%	Maturity	(329,976)	—	(329,976)
USD	8,400	01/15/2027	CPI#	3.320%	Maturity	(316,213)	—	(316,213)
USD	8,200	01/15/2027	CPI#	3.466%	Maturity	(236,510)	(9,582)	(226,928)
USD	6,420	01/15/2027	CPI#	3.323%	Maturity	(240,520)	—	(240,520)
USD	21,750	01/15/2028	1.230%	CPI#	Maturity	3,629,212	—	3,629,212
USD	15,980	01/15/2028	0.735%	CPI#	Maturity	3,223,789	—	3,223,789
USD	21,800	01/15/2029	CPI#	3.290%	Maturity	(436,702)	—	(436,702)
USD	8,210	01/15/2029	CPI#	3.735%	Maturity	131,878	—	131,878
USD	4,115	01/15/2030	1.572%	CPI#	Maturity	630,159	—	630,159
USD	4,115	01/15/2030	1.587%	CPI#	Maturity	624,679	—	624,679
USD	4,900	01/15/2031	2.782%	CPI#	Maturity	247,343	—	247,343
USD	4,500	01/15/2031	2.680%	CPI#	Maturity	270,830	—	270,830
USD	3,950	01/15/2031	2.989%	CPI#	Maturity	120,714	—	120,714
USD	4,300	01/15/2032	CPI#	3.064%	Maturity	(68,505)	—	(68,505)
USD	4,180	04/15/2032	CPI#	2.909%	Maturity	(118,301)	—	(118,301)

						$8,175,934	$(9,582)	$8,185,516

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD	13,000	01/15/2029	1.363%	3 Month LIBOR	Semi-Annual/Quarterly	$1,894,135	$(8,805)	$1,902,940
USD	34,000	04/15/2032	2.525%	1 Day SOFR	Annual	2,638,093	—	2,638,093
USD	8,000	04/15/2032	1.280%	1 Day SOFR	Annual	1,445,650	—	1,445,650

						$5,977,878	$(8,805)	$5,986,683

Schedule of Investments—California Municipal Portfolio	19

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	87	$(19,479)	$(8,116)	$(11,363)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,005	(225,216)	(123,252)	(101,964)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1	(161)	(84)	(77)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	47	(10,625)	(4,468)	(6,157)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	592	(132,811)	(55,913)	(76,898)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	892	(199,942)	(82,013)	(117,929)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	773	(173,219)	(68,965)	(104,254)

						$(761,453)	$(342,811)	$(418,642)

* Termination date

INTEREST RATE SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	12,395	10/09/2029	1.125%	SIFMA	*	Quarterly	$1,424,335	$—	$1,424,335

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2022.
(b)	When-Issued or delayed delivery security.
(c)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At September 30, 2022, the aggregate market value of these securities amounted to $80,439,176 or 7.3% of net assets.
(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(e)	Fair valued by the Adviser.
(f)	Non-income producing security.
(g)	Defaulted matured security.
(h)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(i)	IO—Interest Only.
(j)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

As of September 30, 2022, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 2.0% and 0.0%, respectively.

20	Sanford C. Bernstein Fund, Inc.—2022 Annual Report

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

BAM—Build American Mutual

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CDX-NAHY—North American High Yield Credit Default Swap

CMBS—Commercial Mortgage-Backed Securities

COP—Certificate of Participation

DOT—Department of Transportation

ETM—Escrowed to Maturity

LIBOR—London Interbank Offered Rate

MUNIPSA—SIFMA Municipal Swap Index

NATL—National Interstate Corporation

SOFR—Secured Overnight Financing Rate

SRF—State Revolving Fund

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Diversified Municipal Portfolio

September 30, 2022

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–98.0%

Long-Term Municipal Bonds–89.9%
Alabama–2.0%
Alabama Federal Aid Highway Finance Authority (State of Alabama Fed Hwy Grant) Series 2015 5.00%, 09/01/2025 (Pre-refunded/ETM)	$1,390	$1,435,835
Black Belt Energy Gas District (Goldman Sachs Group, Inc. (The)) Series 2021 4.00%, 10/01/2052	5,000	4,870,082
Infirmary Health System Special Care Facilities Financing Authority of Mobile (Infirmary Health System Obligated Group) Series 2021 4.00%, 02/01/2039	1,000	888,732
4.00%, 02/01/2040	2,680	2,361,988
Southeast Alabama Gas Supply District (The) (Goldman Sachs Group, Inc. (The)) Series 2018-A 4.00%, 04/01/2049	23,985	23,906,588
Southeast Alabama Gas Supply District (The) (Morgan Stanley) Series 2018-A 4.00%, 06/01/2049	69,310	69,132,927
Sumter County Industrial Development Authority/AL (Enviva, Inc.) Series 2022 6.00%, 07/15/2052	6,480	5,948,392

		108,544,544

Alaska–0.2%
Municipality of Anchorage AK Series 2015-B 5.00%, 09/01/2024	4,375	4,522,551
Series 2015-C 5.00%, 09/01/2023	1,890	1,921,436
5.00%, 09/01/2024	2,730	2,822,072

		9,266,059

Schedule of Investments—Diversified Municipal Portfolio	21

Principal Amount (000)		U.S. $ Value
American Samoa–0.0%
American Samoa Economic Development Authority (Territory of American Samoa) Series 2018 6.50%, 09/01/2028(a)	$1,920	$2,072,408

Arizona–1.8%
Arizona Health Facilities Authority (HonorHealth) Series 2014-A 5.00%, 12/01/2023	1,270	1,292,993
5.00%, 12/01/2024	1,500	1,546,033
Arizona Industrial Development Authority (Equitable School Revolving Fund LLC Obligated Group) Series 2020 5.00%, 11/01/2034	1,000	1,048,104
Arizona Industrial Development Authority (Legacy Cares, Inc.) Series 2020 6.50%, 07/01/2026(a)	2,000	1,948,136
City of Glendale AZ (City of Glendale AZ COP) Series 2021 2.062%, 07/01/2029	2,900	2,387,668
2.542%, 07/01/2033	5,000	3,850,239
2.642%, 07/01/2034	10,000	7,602,041
City of Glendale AZ (City of Glendale AZ Excise Tax) Series 2015-A 5.00%, 07/01/2023	7,945	8,052,776
5.00%, 07/01/2024	9,010	9,284,051
City of Phoenix Civic Improvement Corp. (City of Phoenix AZ Water System Revenue) Series 2020 5.00%, 07/01/2030	600	667,217
5.00%, 07/01/2031	850	941,180
5.00%, 07/01/2032	825	909,971
5.00%, 07/01/2033	1,000	1,098,505
5.00%, 07/01/2035	1,250	1,353,447
5.00%, 07/01/2036	2,000	2,162,103
5.00%, 07/01/2037	1,500	1,612,335
5.00%, 07/01/2038	2,000	2,144,763
5.00%, 07/01/2039	2,000	2,140,847
Series 2020-A 5.00%, 07/01/2030	500	556,014
5.00%, 07/01/2031	650	719,726
5.00%, 07/01/2032	400	441,198
5.00%, 07/01/2033	490	538,267
5.00%, 07/01/2034	1,000	1,092,244
5.00%, 07/01/2035	1,135	1,228,930
5.00%, 07/01/2036	1,670	1,805,356
5.00%, 07/01/2037	1,500	1,612,335
5.00%, 07/01/2038	1,550	1,662,192
Principal Amount (000)		U.S. $ Value
City of Tempe AZ (City of Tempe AZ COP) Series 2021 2.071%, 07/01/2032	$5,000	$3,899,742
2.171%, 07/01/2033	5,000	3,831,932
Gilbert Water Resource Municipal Property Corp. (Town of Gilbert AZ Waterworks & Sewer System Revenue) Series 2022 5.00%, 07/15/2037	1,805	1,985,054
5.00%, 07/15/2038	5,500	6,031,528
Maricopa County Special Health Care District Series 2018-C 5.00%, 07/01/2028	6,000	6,489,233
State of Arizona Lottery Revenue Series 2019 5.00%, 07/01/2023 (Pre-refunded/ETM)	4,000	4,052,492
5.00%, 07/01/2024 (Pre-refunded/ETM)	2,000	2,058,775
5.00%, 07/01/2025 (Pre-refunded/ETM)	5,000	5,224,944
5.00%, 07/01/2027 (Pre-refunded/ETM)	5,500	5,904,185

		99,176,556

Arkansas–0.1%
City of Fayetteville AR Sales & Use Tax Revenue Series 2022 2.875%, 11/01/2032	3,000	2,737,688

California–6.3%
California Community Housing Agency (California Community Housing Agency Brio Apartments & Next on Lex Apartments) Series 2021-A 4.00%, 08/01/2047(a)	18,035	12,579,748
California Housing Finance Agency Series 2019-2, Class A 4.00%, 03/20/2033	10,545	10,030,291
Series 2021-1, Class A 3.50%, 11/20/2035	3,424	2,957,752
Series 2021-2 0.823%, 03/25/2035	10,000	562,728
Series 2021-3, Class A 3.25%, 08/20/2036	3,950	3,381,233
California State Public Works Board (California State Public Works Board Lease) Series 2014-B 5.00%, 10/01/2028	1,225	1,262,053
Series 2021-A 5.00%, 02/01/2027	12,040	12,890,429

22	Sanford C. Bernstein Fund, Inc.—2022 Annual Report

Principal Amount (000)		U.S. $ Value
California State University Series 2021-B 2.374%, 11/01/2035	$5,000	$3,643,788
City of Los Angeles Department of Airports Series 2018-C 5.00%, 05/15/2036	5,840	5,918,866
Series 2019 5.00%, 05/15/2039	5,215	5,257,074
City of Riverside CA Electric Revenue Series 2019-A 5.00%, 10/01/2033	5,230	5,685,195
CMFA Special Finance Agency VII (CMFA Special Finance Agency VII The Breakwater Apartments) Series 2021 4.00%, 08/01/2047(a)	1,995	1,356,241
CMFA Special Finance Agency VIII Elan Huntington Beach Series 2021 4.00%, 08/01/2047(a)	2,505	1,878,750
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority 777 Place-Pomona) Series 2021 3.60%, 05/01/2047(a)	13,250	10,040,097
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Acacia on Santa Rosa Creek) Series 2021 4.00%, 10/01/2046(a)	5,500	3,850,825
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Altana Apartments) Series 2021 3.50%, 10/01/2046(a)	13,000	9,339,646
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Millennium South Bay-Hawthorne) Series 2021 3.375%, 07/01/2043(a)	7,000	5,165,710
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Union South Bay) Series 2021-A 3.10%, 07/01/2045(a)	3,000	2,184,697
Principal Amount (000)		U.S. $ Value
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Vineyard Gardens Apartments) Series 2021 4.00%, 10/01/2048(a)	$6,545	$4,517,532
Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue Series 2021-A 4.00%, 06/01/2038	10,000	9,708,444
Los Angeles Unified School District/CA Series 2020-R 5.00%, 07/01/2033	2,780	3,059,775
Regents of the University of California Medical Center Pooled Revenue Series 2022 5.00%, 05/15/2038	5,000	5,314,884
Sacramento County Water Financing Authority (Sacramento County Water Agency) NATL Series 2007-B 2.635% (LIBOR 3 Month + 0.57%), 06/01/2039(b)	15,000	12,869,035
San Francisco Intl Airport Series 2020-E 5.00%, 05/01/2037	9,645	9,814,771
State of California Series 2013 5.00%, 11/01/2024	20,000	20,407,592
5.00%, 11/01/2025	23,465	23,938,205
Series 2014 5.00%, 05/01/2025	30,965	31,860,663
5.00%, 05/01/2026	50,000	51,438,475
Series 2019 5.00%, 11/01/2031	16,185	17,638,479
5.00%, 04/01/2036	26,190	27,927,340
Series 2020 5.00%, 11/01/2030	19,000	21,267,694
5.00%, 03/01/2035	460	496,328
University of California Series 2022-S 5.00%, 05/15/2034	5,000	5,570,880
5.00%, 05/15/2035	5,000	5,520,086

		349,335,306

Colorado–2.1%
Centerra Metropolitan District No. 1 Series 2017 5.00%, 12/01/2029(a)	3,680	3,620,076
City & County of Denver Co. Airport System Revenue (Denver Intl Airport) Series 2012-A 5.00%, 11/15/2022	1,025	1,026,866

Schedule of Investments—Diversified Municipal Portfolio	23

Principal Amount (000)		U.S. $ Value
City & County of Denver CO. Airport System Revenue (Denver Intl Airport) Series 2012-A 5.00%, 11/15/2024	$5,605	$5,614,119
City & County of Denver Co. Airport System Revenue (Denver Intl Airport) Series 2016-A 5.00%, 11/15/2023	4,085	4,159,856
Series 2018-A 5.00%, 12/01/2025	10,000	10,351,534
City & County of Denver CO. Airport System Revenue (Denver Intl Airport) Series 2018-A 5.00%, 12/01/2026	16,080	16,637,632
City & County of Denver Co. Airport System Revenue (Denver Intl Airport) Series 2018-A 5.00%, 12/01/2027	19,215	19,950,433
City & County of Denver CO. Airport System Revenue (Denver Intl Airport) Series 2018-A 5.00%, 12/01/2028	24,320	25,395,562
City & County of Denver Co. Airport System Revenue (Denver Intl Airport) Series 2018-A 5.00%, 12/01/2032	1,620	1,665,193
Colorado Health Facilities Authority (CommonSpirit Health) Series 2019-A 5.00%, 08/01/2031	2,175	2,232,145
5.00%, 08/01/2033	1,095	1,106,329
5.00%, 08/01/2035	1,995	1,999,485
Colorado Health Facilities Authority (Sanford Obligated Group) Series 2019-A 5.00%, 11/01/2027	2,280	2,392,722
5.00%, 11/01/2028	3,620	3,808,196
Johnstown Plaza Metropolitan District Series 2022 4.25%, 12/01/2046	2,369	1,876,748
State of Colorado Series 2022 6.00%, 12/15/2041	11,000	12,682,461
Vauxmont Metropolitan District AGM Series 2019 3.25%, 12/15/2050	959	680,109
5.00%, 12/15/2026	270	286,764
AGM Series 2020 5.00%, 12/01/2024	485	500,292
5.00%, 12/01/2027	305	326,161
5.00%, 12/01/2030	385	418,742
5.00%, 12/01/2033	285	305,518
Principal Amount (000)		U.S. $ Value
5.00%, 12/01/2050	$300	$312,309

		117,349,252

Connecticut–3.0%
City of Bridgeport CT Series 2017-A 5.00%, 11/01/2023	1,420	1,445,463
5.00%, 11/01/2028	1,000	1,064,565
Series 2017-B 5.00%, 08/15/2025	1,085	1,131,005
5.00%, 08/15/2026	4,500	4,750,308
5.00%, 08/15/2027 (Pre-refunded/ETM)	755	813,530
5.00%, 08/15/2027	6,610	7,045,657
Series 2017-C 5.00%, 08/15/2024	2,245	2,310,814
5.00%, 08/15/2026	2,480	2,617,947
5.00%, 08/15/2027	2,605	2,776,692
5.00%, 08/15/2028	1,620	1,720,748
Connecticut State Health & Educational Facilities Authority (Nuvance Health Obligated Group) Series 2019-A 5.00%, 07/01/2032	5,425	5,577,478
Connecticut State Health & Educational Facilities Authority (University of New Haven, Inc.) Series 2018-K1 5.00%, 07/01/2026	1,000	1,001,049
5.00%, 07/01/2027	1,100	1,100,772
5.00%, 07/01/2028	1,100	1,098,685
5.00%, 07/01/2029	1,200	1,197,648
State of Connecticut Series 2014-A 5.00%, 03/01/2028	6,360	6,503,948
Series 2015-B 5.00%, 06/15/2032	7,345	7,626,176
Series 2015-F 5.00%, 11/15/2027	1,570	1,645,652
Series 2016-A 5.00%, 03/15/2024	2,805	2,876,668
5.00%, 03/15/2029	14,500	15,267,627
Series 2016-E 5.00%, 10/15/2024	17,000	17,597,919
5.00%, 10/15/2025	3,025	3,169,962
Series 2017-B 5.00%, 04/15/2028	2,515	2,713,602
Series 2018-C 5.00%, 06/15/2026	5,500	5,809,721
Series 2018-D 5.00%, 04/15/2026	16,655	17,555,311
Series 2020-A 5.00%, 01/15/2040	2,565	2,691,247
State of Connecticut Special Tax Revenue Series 2012-A 5.00%, 01/01/2024	4,650	4,670,387

24	Sanford C. Bernstein Fund, Inc.—2022 Annual Report

Principal Amount (000)		U.S. $ Value
Series 2020 4.00%, 05/01/2036	$1,000	$954,796
5.00%, 05/01/2028	1,030	1,110,806
5.00%, 05/01/2031	3,565	3,905,845
5.00%, 05/01/2033	2,525	2,730,901
5.00%, 05/01/2037	2,645	2,807,371
5.00%, 05/01/2038	2,015	2,125,746
Series 2021-A 4.00%, 05/01/2040	3,835	3,573,957
Series 2021-D 4.00%, 11/01/2039	1,060	991,751
Town of Stratford CT Series 2019 5.00%, 01/01/2031	3,890	4,088,893
BAM Series 2019 5.00%, 01/01/2030	2,035	2,146,940
5.00%, 01/01/2032	3,890	4,078,423
5.00%, 01/01/2033	3,555	3,718,902
University of Connecticut Series 2022-A 5.00%, 05/01/2040	7,065	7,451,237

		163,466,149

Delaware–0.1%
Delaware River & Bay Authority Series 2014-C 5.00%, 01/01/2026	3,250	3,314,856
5.00%, 01/01/2027	2,220	2,264,029
Delaware State Economic Development Authority (Newark Charter School, Inc.) Series 2020 4.00%, 09/01/2030	575	548,528
5.00%, 09/01/2050	1,000	975,503

		7,102,916

District of Columbia–1.9%
District of Columbia Series 2013-A 5.00%, 06/01/2025	20,860	21,106,794
5.00%, 06/01/2026	19,580	19,810,368
5.00%, 06/01/2027	18,675	18,893,499
District of Columbia (District of Columbia Pers Income Tax) Series 2012-C 5.00%, 12/01/2026	5,585	5,602,009
Metropolitan Washington Airports Authority Aviation Revenue Series 2018-A 5.00%, 10/01/2029	1,155	1,206,851
Series 2019-A 5.00%, 10/01/2030	3,840	4,024,998
5.00%, 10/01/2032	5,000	5,189,623
Series 2020-A 5.00%, 10/01/2029	2,540	2,670,476
5.00%, 10/01/2030	5,500	5,796,965
5.00%, 10/01/2031	5,000	5,231,626
Principal Amount (000)		U.S. $ Value
5.00%, 10/01/2032	$5,500	$5,733,601
5.00%, 10/01/2033	5,000	5,173,029
5.00%, 10/01/2034	2,870	2,954,539
Washington Metropolitan Area Transit Authority (Washington Metropolitan Area Transit Authority State Lease) Series 2020-A 5.00%, 07/15/2036	3,205	3,432,213

		106,826,591

Florida–4.3%
Capital Trust Agency, Inc. (Franklin Academy Obligated Group) Series 2020 5.00%, 12/15/2030(a)	510	504,563
Central Florida Expressway Authority Series 2019-B 5.00%, 07/01/2033	11,335	12,078,535
AGM Series 2021 5.00%, 07/01/2031	4,500	4,989,707
5.00%, 07/01/2032	2,855	3,134,223
5.00%, 07/01/2033	2,650	2,889,918
City of South Miami Health Facilities Authority, Inc. (Baptist Health South Florida Obligated Group) Series 2017 5.00%, 08/15/2031	5,000	5,275,380
City of Tampa FL (State of Florida Cigarette Tax Revenue) Series 2020-A Zero Coupon, 09/01/2034	650	357,185
Zero Coupon, 09/01/2035	650	336,249
County of Broward FL Airport System Revenue Series 2019-A 5.00%, 10/01/2031	1,070	1,109,671
Series 2019-C 2.384%, 10/01/2026	1,250	1,143,635
County of Broward FL Airport System Revenue (Fort Lauderdale Hollywood Intl Airport) Series 2012-Q 5.00%, 10/01/2023	5,000	5,006,887
County of Broward FL Convention Center Hotel Revenue Series 2022 5.00%, 01/01/2035	2,685	2,872,775
County of Miami-Dade FL Aviation Revenue Series 2015-A 5.00%, 10/01/2022	1,640	1,640,000
5.00%, 10/01/2023	1,725	1,747,583
5.00%, 10/01/2024	1,610	1,644,052

Schedule of Investments—Diversified Municipal Portfolio	25

Principal Amount (000)		U.S. $ Value
County of Miami-Dade FL Water & Sewer System Revenue Series 2021 4.00%, 10/01/2038	$2,490	$2,396,938
County of Miami-Dade Seaport Department AGM Series 2021-A 4.00%, 10/01/2041	1,955	1,752,378
County of Osceola FL Transportation Revenue Series 2020-A Zero Coupon, 10/01/2030	735	489,847
Zero Coupon, 10/01/2031	905	568,892
Zero Coupon, 10/01/2032	500	296,522
Zero Coupon, 10/01/2033	1,210	674,793
Zero Coupon, 10/01/2034	1,260	661,254
Duval County School Board (Duval County School Board COP) Series 2015-B 5.00%, 07/01/2026	4,280	4,456,560
Florida Development Finance Corp. (Mayflower Retirement Center, Inc. Obligated Group) Series 2020 5.125%, 06/01/2040(a)	3,765	3,470,549
Florida Municipal Power Agency (Florida Municipal Power Agency All-Requirements Power Supply Project Revenue) Series 2015-B 5.00%, 10/01/2024	1,000	1,032,586
5.00%, 10/01/2026	1,750	1,826,799
5.00%, 10/01/2028	1,015	1,056,026
Series 2021 1.425%, 10/01/2026	3,000	2,643,234
Florida State Board of Education (State of Florida) Series 2022-A 5.00%, 06/01/2030	5,150	5,756,304
5.00%, 06/01/2031	10,760	12,114,487
Greater Orlando Aviation Authority Series 2017-A 5.00%, 10/01/2029 (Pre-refunded/ETM)	3,000	3,202,360
5.00%, 10/01/2030 (Pre-refunded/ETM)	6,250	6,671,582
5.00%, 10/01/2031	4,085	4,173,820
Series 2019-A 5.00%, 10/01/2033	7,975	8,221,551
Hillsborough County School Board (Hillsborough County School Board COP) Series 2015 5.00%, 07/01/2026	1,480	1,534,371
Hillsborough County School Board (Hillsborough County School Board Sales Tax) AGM Series 2015 5.00%, 10/01/2023	2,650	2,694,539
Principal Amount (000)		U.S. $ Value
Hollywood Community Redevelopment Agency Series 2015 5.00%, 03/01/2023	$1,145	$1,152,498
JEA Electric System Revenue Series 2017-B 5.00%, 10/01/2030	1,185	1,256,972
JEA Water & Sewer System Revenue Series 2014-A 5.00%, 10/01/2025 (Pre-refunded/ETM)	1,565	1,604,797
5.00%, 10/01/2025	1,495	1,533,676
Series 2017-A 5.00%, 10/01/2026	22,290	23,686,812
Manatee County School District (Manatee County School District COP) Series 2016-A 5.00%, 07/01/2028	7,795	8,202,247
5.00%, 07/01/2029	6,215	6,548,626
North Broward Hospital District Series 2017-B 5.00%, 01/01/2029	3,000	3,079,294
5.00%, 01/01/2030	3,180	3,253,448
Orange County Health Facilities Authority (Orlando Health Obligated Group) Series 2019 5.00%, 10/01/2022	6,955	6,955,000
5.00%, 10/01/2023	5,000	5,068,385
5.00%, 10/01/2024	6,560	6,732,944
Orange County Health Facilities Authority (Presbyterian Retirement Communities, Inc. Obligated Group) Series 2023 4.00%, 08/01/2036(c)	1,000	863,240
Orange County School Board Series 2014-A 5.00%, 08/01/2028 (Pre-refunded/ETM)	25,075	25,890,115
5.00%, 08/01/2029 (Pre-refunded/ETM)	21,280	21,971,751
Polk County Industrial Development Authority (Mineral Development LLC) Series 2020 5.875%, 01/01/2033(a)	2,000	1,977,851
South Broward Hospital District (South Broward Hospital District Obligated Group) Series 2015 5.00%, 05/01/2027	3,350	3,471,860

26	Sanford C. Bernstein Fund, Inc.—2022 Annual Report

Principal Amount (000)		U.S. $ Value
St. Lucie County School Board (St. Lucie County School Board Sales Tax) AGM Series 2015 5.00%, 10/01/2022	$3,150	$3,150,000

		236,825,271

Georgia–2.2%
City of Atlanta GA Department of Aviation Series 2014-A 5.00%, 01/01/2028	12,250	12,483,084
Series 2021-C 4.00%, 07/01/2040	1,000	893,302
4.00%, 07/01/2041	1,000	885,373
4.00%, 07/01/2042	1,250	1,100,049
5.00%, 07/01/2029	1,250	1,312,351
5.00%, 07/01/2030	1,315	1,385,189
5.00%, 07/01/2031	1,725	1,813,271
5.00%, 07/01/2032	1,000	1,046,734
5.00%, 07/01/2033	1,400	1,453,759
5.00%, 07/01/2034	3,000	3,093,627
5.00%, 07/01/2036	2,400	2,450,670
5.00%, 07/01/2037	2,500	2,549,427
Series 2022-B 5.00%, 07/01/2035	1,565	1,607,754
5.00%, 07/01/2036	2,845	2,910,527
5.00%, 07/01/2037	2,535	2,589,673
5.00%, 07/01/2039	2,765	2,795,626
5.00%, 07/01/2040	7,105	7,153,506
5.00%, 07/01/2041	7,460	7,510,929
Cobb County Kennestone Hospital Authority (WellStar Health System Obligated Group) Series 2021 5.00%, 04/01/2026	1,000	1,040,143
5.00%, 04/01/2027	250	261,147
5.00%, 04/01/2028	250	261,964
5.00%, 04/01/2029	300	314,718
5.00%, 04/01/2030	225	235,556
5.00%, 04/01/2031	250	260,730
Main Street Natural Gas, Inc. (Citadel LP) Series 2022-C 4.00%, 08/01/2052(a)	9,350	8,797,596
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2018-A 4.00%, 04/01/2048	34,735	34,789,468
Series 2018-C 4.00%, 08/01/2048	18,000	18,035,734
Private Colleges & Universities Authority (Emory University) Series 2020-B 4.00%, 09/01/2035	1,280	1,245,359

		120,277,266

Principal Amount (000)		U.S. $ Value
Guam–0.0%
Territory of Guam Series 2019 5.00%, 11/15/2031	$930	$878,122

Hawaii–0.0%
State of Hawaii Harbor System Revenue Series 2020-A 4.00%, 07/01/2035	2,765	2,596,840

Idaho–0.0%
Idaho Housing & Finance Association (State of Idaho Fed Hwy Grant) Series 2015-A 5.00%, 07/15/2023	1,320	1,337,527

Illinois–5.0%
Chicago Board of Education Series 2017-F 5.00%, 12/01/2023	7,000	7,075,344
Series 2018-A 4.00%, 12/01/2022	5,500	5,501,473
5.00%, 12/01/2026	1,000	1,023,186
Series 2022-B 4.00%, 12/01/2041	11,000	9,132,829
Chicago O’Hare International Airport Series 2016-C 5.00%, 01/01/2027	3,020	3,162,768
Series 2018-A 5.00%, 01/01/2039	6,000	6,042,712
Series 2022 4.00%, 01/01/2042(c)	3,160	2,811,927
5.00%, 01/01/2029(c)	500	520,673
5.00%, 01/01/2030(c)	800	836,051
5.00%, 01/01/2033(c)	890	921,170
5.00%, 01/01/2040(c)	1,850	1,862,111
5.00%, 01/01/2041(c)	2,000	2,013,093
5.00%, 01/01/2042(c)	2,200	2,206,399
Illinois Finance Authority (Illinois Institute of Technology) Series 2019 5.00%, 09/01/2023	470	473,194
5.00%, 09/01/2025	600	609,834
5.00%, 09/01/2026	300	305,960
5.00%, 09/01/2027	455	464,627
5.00%, 09/01/2029	575	588,625
5.00%, 09/01/2031	1,000	1,010,853
5.00%, 09/01/2034	625	617,170
Illinois Finance Authority (NorthShore University HealthSystem Obligated Group) Series 2020 5.00%, 08/15/2029	1,000	1,082,243
5.00%, 08/15/2030	4,000	4,328,816
5.00%, 08/15/2034	2,785	2,908,283

Schedule of Investments—Diversified Municipal Portfolio	27

Principal Amount (000)		U.S. $ Value
Illinois Finance Authority (OSF Healthcare System Obligated Group) Series 2015-A 5.00%, 11/15/2027	$1,000	$1,031,443
5.00%, 11/15/2028	1,250	1,285,221
Illinois Finance Authority (State of Illinois Water Revolving Fund–Clean Water Program) Series 2020 4.00%, 07/01/2037	5,290	5,051,964
Illinois Finance Authority (University of Chicago (The)) Series 2021-A 5.00%, 10/01/2031	4,000	4,443,589
5.00%, 10/01/2032	3,750	4,155,861
5.00%, 10/01/2033	2,250	2,492,884
5.00%, 10/01/2037	1,350	1,450,478
5.00%, 10/01/2038	1,700	1,825,030
Illinois Municipal Electric Agency Series 2015-A 5.00%, 02/01/2027	16,370	17,041,887
5.00%, 02/01/2028	13,565	14,095,800
5.00%, 02/01/2029	12,885	13,371,611
Illinois State Toll Highway Authority Series 2014-D 5.00%, 01/01/2023	1,185	1,190,272
Metropolitan Pier & Exposition Authority Series 2022 4.00%, 12/15/2042	2,745	2,237,053
Metropolitan Water Reclamation District of Greater Chicago Series 2007-B 5.25%, 12/01/2034	7,075	8,102,676
Railsplitter Tobacco Settlement Authority Series 2017 5.00%, 06/01/2024	10,020	10,237,683
5.00%, 06/01/2025	12,450	12,853,141
State of Illinois Series 2013 5.50%, 07/01/2024	5,415	5,474,517
Series 2013-A 5.00%, 04/01/2023	4,415	4,444,683
Series 2014 5.00%, 02/01/2024	3,500	3,547,531
5.00%, 05/01/2025	18,120	18,341,615
5.00%, 05/01/2027	5,000	5,047,045
Series 2016 5.00%, 02/01/2029	1,100	1,117,785
Series 2017-A 5.00%, 12/01/2024	8,590	8,733,389
Series 2017-D 5.00%, 11/01/2024	55,520	56,437,279
5.00%, 11/01/2028	1,675	1,707,221
Principal Amount (000)		U.S. $ Value
Series 2019-B 4.00%, 11/01/2033	$9,000	$8,169,565
Series 2020 5.50%, 05/01/2039	1,500	1,526,873
Series 2022-B 5.25%, 10/01/2037(c)	4,000	4,031,597

		274,945,034

Indiana–0.7%
City of Whiting IN (BP Products North America, Inc.) Series 2019 5.00%, 12/01/2044	9,670	9,923,372
Indiana Finance Authority (Fulcrum Centerpoint LLC) Series 2021 0.28%, 12/15/2045	12,000	11,945,385
Indiana Finance Authority (Good Samaritan Hospital Obligated Group) Series 2022 5.00%, 04/01/2024	715	726,291
5.00%, 04/01/2025	750	767,353
5.00%, 04/01/2026	790	813,628
5.00%, 04/01/2027	830	856,649
5.00%, 04/01/2028	875	903,376
Indiana Finance Authority (Indiana University Health, Inc. Obligated Group) Series 2015 4.00%, 12/01/2040	11,690	10,699,841
Indiana Finance Authority (Ohio Valley Electric Corp.) Series 2021-B 2.50%, 11/01/2030	1,895	1,602,199

		38,238,094

Iowa–0.5%
Iowa Finance Authority (Iowa Fertilizer Co. LLC) Series 2022 4.00%, 12/01/2050	5,450	4,942,638
Iowa Finance Authority (Iowa Finance Authority State Revolving Fund) Series 2021-A 5.00%, 08/01/2038	5,460	5,922,945
PEFA, Inc. (Goldman Sachs Group, Inc. (The)) Series 2019 5.00%, 09/01/2049	14,000	14,213,550

		25,079,133

Kansas–0.1%
City of Junction City KS Series 2016-A 5.00%, 09/01/2023	3,805	3,863,150

28	Sanford C. Bernstein Fund, Inc.—2022 Annual Report

Principal Amount (000)		U.S. $ Value
Kentucky–2.4%
County of Carroll KY (Kentucky Utilities Co.) Series 2019 1.75%, 10/01/2034	$3,835	$3,378,579
Kentucky Economic Development Finance Authority (Baptist Healthcare System Obligated Group) Series 2017-B 5.00%, 08/15/2029	1,000	1,042,651
5.00%, 08/15/2041	1,260	1,253,121
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017-A 5.00%, 06/01/2028	8,780	9,047,001
5.00%, 06/01/2030	5,870	6,023,902
Kentucky Public Energy Authority (BP PLC) Series 2018-B 4.00%, 01/01/2049	24,850	24,760,135
Kentucky Public Energy Authority (Morgan Stanley) Series 2018-A 4.00%, 04/01/2048	18,590	18,550,132
Series 2018-C 4.00%, 12/01/2049	36,475	36,238,959
Series 2019-A 4.00%, 12/01/2049	10,895	10,851,553
Series 2022-A 4.00%, 08/01/2052	10,000	9,511,694
Kentucky Turnpike Authority Series 2016-A 5.00%, 07/01/2023	2,365	2,394,991
5.00%, 07/01/2024	3,420	3,516,990
5.00%, 07/01/2025	2,515	2,622,101
5.00%, 07/01/2027	5,075	5,340,141

		134,531,950

Louisiana–0.5%
Consolidated Govt of the City of Baton Rouge & Parish of E Baton Rouge Sales Tax Series 2015 5.00%, 08/01/2027	6,450	6,688,315
5.00%, 08/01/2028	2,535	2,622,458
Parish of St. James LA (NuStar Logistics LP) Series 2020 5.85%, 08/01/2041(a)	2,250	2,308,139
6.10%, 06/01/2038(a)	3,030	3,223,820
6.10%, 12/01/2040(a)	2,595	2,760,995
St. Tammany Parish Finance Authority (Christwood) Series 2015 5.25%, 11/15/2029	1,200	1,191,504
Principal Amount (000)		U.S. $ Value
State of Louisiana Gasoline & Fuels Tax Revenue Series 2022-A 2.586% (SOFR + 0.50%), 05/01/2043(b)	$10,420	$10,024,675

		28,819,906

Maine–0.0%
Maine Municipal Bond Bank Series 2014-A 5.00%, 09/01/2025	1,000	1,029,604

Maryland–0.9%
County of Baltimore MD Series 2022 4.00%, 03/01/2038	5,000	4,765,294
County of Frederick MD Series 2019-A 5.00%, 08/01/2027 (Pre-refunded/ETM)	165	178,078
County of Howard MD Series 2020-A 5.00%, 08/15/2031	4,825	5,385,451
5.00%, 08/15/2032	3,640	4,039,419
Maryland Economic Development Corp. (Purple Line Transit Partners LLC) Series 2022 5.00%, 11/12/2028	15,000	15,404,949
Maryland Health & Higher Educational Facilities Authority (UPMC Obligated Group) Series 2020-B 5.00%, 04/15/2028	1,420	1,488,342
5.00%, 04/15/2029	1,500	1,569,549
5.00%, 04/15/2031	1,365	1,428,029
State of Maryland Series 2021-A 5.00%, 08/01/2034	8,940	9,916,641
State of Maryland Department of Transportation (Baltimore/Washington International Thurgood Marshall Airport) Series 2021 5.00%, 08/01/2026	1,500	1,548,432
5.00%, 08/01/2028	1,050	1,094,403
5.00%, 08/01/2029	700	733,561
5.00%, 08/01/2033	1,000	1,030,942
5.00%, 08/01/2034	1,000	1,026,727

		49,609,817

Massachusetts–2.2%
Commonwealth of Massachusetts Series 2016-B 5.00%, 07/01/2023	3,965	4,022,590
Series 2017-D 5.00%, 02/01/2036	4,435	4,626,844

Schedule of Investments—Diversified Municipal Portfolio	29

Principal Amount (000)		U.S. $ Value
Series 2017C 5.00%, 10/01/2022	$2,350	$2,350,000
Series 2018-B 5.00%, 01/01/2031	3,685	3,964,715
Series 2022-B 4.00%, 02/01/2040	13,000	12,258,121
AGC Series 2007-A 2.434% (LIBOR 3 Month + 0.57%), 05/01/2037(b)	15,250	14,361,932
Commonwealth of Massachusetts (Commonwealth of Massachusetts COVID-19 Recovery Assessment Revenue) Series 2022-B 4.11%, 07/15/2031	7,250	6,955,251
Commonwealth of Massachusetts Transportation Fund Revenue Series 2021 5.00%, 06/01/2041	10,340	11,031,619
Massachusetts Bay Transportation Authority Assessment Revenue Series 2022-A 4.00%, 07/01/2039	2,270	2,134,209
Massachusetts Development Finance Agency (Brandeis University) Series 2019-S 5.00%, 10/01/2025	2,670	2,787,947
5.00%, 10/01/2026	2,535	2,675,406
5.00%, 10/01/2027	2,140	2,279,307
5.00%, 10/01/2028	2,340	2,511,846
5.00%, 10/01/2029	1,000	1,073,452
5.00%, 10/01/2030	1,000	1,068,005
5.00%, 10/01/2031	1,010	1,072,662
5.00%, 10/01/2032	1,055	1,116,975
5.00%, 10/01/2033	1,625	1,712,347
Massachusetts Development Finance Agency (Mass General Brigham, Inc.) Series 2017-S1 5.00%, 07/01/2025	7,565	7,873,046
5.00%, 07/01/2028	7,500	8,025,696
5.00%, 07/01/2029	9,000	9,626,115
Massachusetts Development Finance Agency (Trustees of Boston College) Series 2020-U 5.00%, 07/01/2028	950	1,031,072
Massachusetts Development Finance Agency (Wellforce Obligated Group) Series 2019-A 5.00%, 07/01/2028	1,425	1,474,986
5.00%, 07/01/2030	2,100	2,150,161
5.00%, 07/01/2032	2,000	2,023,289
5.00%, 07/01/2033	2,000	2,010,099
AGM Series 2020-C 5.00%, 10/01/2026	325	339,550
Principal Amount (000)		U.S. $ Value
5.00%, 10/01/2027	$440	$463,498
5.00%, 10/01/2028	500	530,634
5.00%, 10/01/2029	295	315,508
5.00%, 10/01/2030	315	338,423
5.00%, 10/01/2031	375	395,745
5.00%, 10/01/2032	245	255,910
Massachusetts Port Authority Series 2021-E 5.00%, 07/01/2036	8,615	8,890,413

		123,747,373

Michigan–5.3%
Bloomfield Hills School District Series 2023 5.00%, 05/01/2027(c)	600	627,280
5.00%, 05/01/2028(c)	635	669,348
5.00%, 05/01/2029(c)	700	743,440
5.00%, 05/01/2030(c)	635	678,865
5.00%, 05/01/2032(c)	1,100	1,188,589
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue) AGM Series 2006-D 2.094% (LIBOR 3 Month + 0.60%), 07/01/2032(b)	14,000	13,638,271
Great Lakes Water Authority Water Supply System Revenue Series 2016-C 5.00%, 07/01/2024	2,700	2,781,198
5.00%, 07/01/2025	9,805	10,235,630
Kalamazoo Economic Development Corp. (Heritage Community of Kalamazoo Obligated Group) Series 2020 2.625%, 05/15/2025	1,150	1,084,352
Lake Orion Community School District Series 2016 5.00%, 05/01/2024	2,915	2,992,072
Michigan Finance Authority (Bronson Healthcare Group Obligated Group) Series 2020 5.00%, 05/15/2036	48,585	49,208,807
Michigan Finance Authority (City of Detroit MI Income Tax) Series 2015 3.80%, 10/01/2022	500	500,000
3.875%, 10/01/2023	2,000	1,987,935
4.00%, 10/01/2024	3,000	2,969,696
4.50%, 10/01/2029	12,065	11,989,197

30	Sanford C. Bernstein Fund, Inc.—2022 Annual Report

Principal Amount (000)		U.S. $ Value
Michigan Finance Authority (Great Lakes Water Authority Sewage Disposal System Revenue) AGM Series 2014 5.00%, 07/01/2025	$22,045	$22,696,622
5.00%, 07/01/2027	17,895	18,384,129
Michigan Finance Authority (Great Lakes Water Authority Water Supply System Revenue) AGM Series 2014-D2 5.00%, 07/01/2024	7,770	7,999,671
5.00%, 07/01/2025	16,525	17,013,457
5.00%, 07/01/2026	25,000	25,730,397
5.00%, 07/01/2027	5,060	5,198,306
Michigan Finance Authority (Michigan Finance Authority School Loan Revolving Fund) Series 2019 2.366%, 09/01/2049	15,000	14,687,868
Michigan Finance Authority (Michigan Finance Authority Tobacco Settlement Revenue) Series 2020-A 4.00%, 06/01/2034	2,000	1,867,282
4.00%, 06/01/2035	1,000	926,226
4.00%, 06/01/2036	1,000	919,187
4.00%, 06/01/2037	1,000	910,836
4.00%, 06/01/2038	1,000	901,626
4.00%, 06/01/2039	2,000	1,788,341
5.00%, 06/01/2025	610	624,629
5.00%, 06/01/2026	1,290	1,326,589
5.00%, 06/01/2028	1,000	1,036,997
5.00%, 06/01/2029	2,000	2,085,461
5.00%, 06/01/2031	745	774,760
Michigan Finance Authority (Public Lighting Authority) Series 2014 5.00%, 07/01/2030	1,600	1,618,905
Series 2014-B 5.00%, 07/01/2027	4,990	5,058,452
5.00%, 07/01/2031	2,460	2,485,519
Michigan Finance Authority (Trinity Health Corp.) Series 2019 4.00%, 12/01/2040	5,595	5,098,483
Series 2015 5.00%, 12/01/2023	5,675	5,782,936
5.00%, 12/01/2024	4,400	4,548,005
5.00%, 12/01/2025	3,000	3,114,193
5.50%, 12/01/2026	4,500	4,714,286
5.50%, 12/01/2027	2,720	2,841,568
Michigan Strategic Fund (Michigan Strategic Fund–I 75 Improvement Project) Series 2018 5.00%, 12/31/2024	3,210	3,235,442
Principal Amount (000)		U.S. $ Value
5.00%, 12/31/2025	$2,200	$2,221,587
5.00%, 06/30/2026	2,400	2,423,706
5.00%, 12/31/2026	5,770	5,832,252
5.00%, 06/30/2027	7,635	7,714,152
5.00%, 12/31/2027	5,770	5,833,842
5.00%, 06/30/2028	4,645	4,692,481

		293,382,873

Missouri–0.4%
Cape Girardeau County Industrial Development Authority (SoutheastHEALTH Obligated Group) Series 2017-A 5.00%, 03/01/2025	1,445	1,466,421
5.00%, 03/01/2028	1,375	1,403,306
City of Kansas City MO (City of Kansas City MO Lease) Series 2022 5.00%, 09/01/2037	4,000	4,246,934
Health & Educational Facilities Authority of the State of Missouri (BJC Healthcare Obligated Group) Series 2021-A 4.00%, 07/01/2033	4,000	3,854,797
4.00%, 07/01/2034	2,000	1,910,011
4.00%, 07/01/2035	1,500	1,422,845
4.00%, 07/01/2039	5,000	4,614,561
4.00%, 07/01/2040	1,500	1,374,401
Howard Bend Levee District XLCA INS Series 2005 5.75%, 03/01/2025	845	855,297
5.75%, 03/01/2027	775	785,606
Missouri Joint Municipal Electric Utility Commission Series 2014-A 5.00%, 01/01/2025	2,630	2,718,780

		24,652,959

Montana–0.3%
Montana Facility Finance Authority (Benefis Health System Obligated Group) Series 2016 5.00%, 02/15/2025	2,500	2,556,722
5.00%, 02/15/2026	3,190	3,288,291
5.00%, 02/15/2027	6,950	7,218,037
5.00%, 02/15/2028	2,375	2,465,391

		15,528,441

Nebraska–1.1%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2018 5.00%, 03/01/2050	57,480	58,008,684

Schedule of Investments—Diversified Municipal Portfolio	31

Principal Amount (000)		U.S. $ Value
Nevada–0.9%
City of Las Vegas NV Series 2015-C 5.00%, 09/01/2023	$5,675	$5,766,835
5.00%, 09/01/2026	2,930	3,088,194
Clark County School District Series 2016-D 5.00%, 06/15/2024	26,915	27,570,364
County of Clark NV Series 2017 5.00%, 06/01/2024	6,530	6,719,680
Las Vegas Valley Water District Series 2016-B 5.00%, 06/01/2028	4,590	4,859,036

		48,004,109

New Hampshire–0.8%
New Hampshire Business Finance Authority Series 2020-1, Class A 4.125%, 01/20/2034	9,177	8,503,150
Series 2022-1, Class A 4.375%, 09/20/2036	24,923	22,693,575
Series 2022-2 0.35%, 09/20/2036	20,000	473,952
New Hampshire Business Finance Authority (Covanta Holding Corp.) Series 2018-A 4.00%, 11/01/2027(a)	2,250	2,136,616
New Hampshire Business Finance Authority (New Hampshire Business Finance Authority) National Finance Authority Series 2022-2 0.674%, 10/20/2036	10,000	520,125
4.00%, 10/20/2036	10,000	8,742,673

		43,070,091

New Jersey–5.8%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2019 5.25%, 04/01/2026	4,930	5,126,953
New Jersey Economic Development Authority (NYNJ Link Borrower LLC) Series 2013 5.50%, 01/01/2026	1,000	1,013,784
5.50%, 01/01/2027	1,000	1,013,081
Principal Amount (000)		U.S. $ Value
New Jersey Economic Development Authority (Port Newark Container Terminal LLC) Series 2017 5.00%, 10/01/2022	$1,755	$1,755,000
5.00%, 10/01/2023	1,500	1,513,709
5.00%, 10/01/2024	2,000	2,030,258
5.00%, 10/01/2025	2,750	2,807,360
New Jersey Economic Development Authority (Rutgers The State University of New Jersey) Series 2013 5.00%, 06/15/2025	1,000	1,009,977
5.00%, 06/15/2026	3,500	3,533,472
New Jersey Economic Development Authority (United Airlines, Inc.) Series 2012 5.25%, 09/15/2029	3,920	3,877,256
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2027	12,830	13,413,911
5.00%, 06/15/2028	975	1,012,145
Series 2018-A 5.00%, 06/15/2029	3,050	3,157,624
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2019 5.00%, 12/15/2031	3,195	3,303,951
Series 2018-A 5.00%, 12/15/2027	8,605	8,944,509
5.00%, 12/15/2029	38,555	40,141,858
5.00%, 12/15/2030	5,885	6,102,655
5.00%, 12/15/2032	5,230	5,353,179
5.00%, 12/15/2033	7,230	7,352,094
Series 2019 5.00%, 12/15/2028	4,000	4,168,892
5.00%, 06/15/2029	1,525	1,588,939
Series 2019-B 5.00%, 06/15/2033	3,885	3,957,019
Series 2020-A 5.00%, 06/15/2035	1,810	1,833,429
Series 2022-A 5.00%, 06/15/2034	11,635	11,795,115
New Jersey Turnpike Authority Series 2014-A 5.00%, 01/01/2027	5,040	5,176,329
5.00%, 01/01/2028	40,000	41,073,132
5.00%, 01/01/2029	30,900	31,723,436
Series 2014-C 5.00%, 01/01/2024	14,720	15,022,767

32	Sanford C. Bernstein Fund, Inc.—2022 Annual Report

Principal Amount (000)		U.S. $ Value
Series 2017-A 5.00%, 01/01/2029	$7,235	$7,636,185
Series 2017-B 5.00%, 01/01/2029	10,000	10,673,645
5.00%, 01/01/2030	14,830	15,813,683
5.00%, 01/01/2031	15,220	16,187,322
Series 2021-B 1.713%, 01/01/2029	6,625	5,438,574
AGM Series 2005-D3 5.25%, 01/01/2026	14,770	15,581,818
South Jersey Transportation Authority BAM Series 2022 5.00%, 11/01/2036	450	472,882
5.00%, 11/01/2037	400	419,007
Tobacco Settlement Financing Corp./NJ Series 2018-A 5.00%, 06/01/2023	1,500	1,516,494
5.00%, 06/01/2025	4,125	4,239,876
5.00%, 06/01/2026	3,000	3,104,875
5.00%, 06/01/2027	4,000	4,146,780
5.00%, 06/01/2028	2,140	2,221,612
5.00%, 06/01/2035	2,620	2,655,387

		318,909,974

New York–12.6%
City of New York NY Series 2014-A 5.00%, 08/01/2027	1,130	1,161,263
Series 2015-A 5.00%, 08/01/2023	2,040	2,070,482
Series 2018-D 5.00%, 12/01/2039	2,435	2,517,574
Series 2020-A 5.00%, 08/01/2024	1,260	1,300,053
Series 2020-C 5.00%, 08/01/2032	3,150	3,409,102
Series 2021 1.396%, 08/01/2027	18,750	15,968,569
Series 2021-A 4.00%, 08/01/2038	1,000	938,752
5.00%, 08/01/2033	2,025	2,196,297
Series 2021-F 5.00%, 06/01/2044	5,000	5,064,474
Series 2021-L 5.00%, 04/01/2034	4,000	4,304,062
County of Nassau NY Series 2017-C 5.00%, 10/01/2026	8,840	9,332,994
Dutchess County Local Development Corp. (Bard College) Series 2020-B 5.918%, 07/01/2039(a)	4,875	4,703,175
Metropolitan Transportation Authority Series 2012 5.00%, 11/15/2026	2,535	2,540,716
Principal Amount (000)		U.S. $ Value
Series 2012-D 5.00%, 11/15/2028	$6,890	$6,902,342
Series 2012-F 5.00%, 11/15/2022	1,170	1,172,261
5.00%, 11/15/2024	26,915	26,961,929
5.00%, 11/15/2025	15,275	15,301,343
5.00%, 11/15/2026	12,270	12,294,822
Series 2012-H 5.00%, 11/15/2026	195	195,417
Series 2013-B 5.00%, 11/15/2026 (Pre-refunded/ETM)	9,505	9,698,172
Series 2014-A 5.00%, 11/15/2026 (Pre-refunded/ETM)	4,205	4,290,459
5.00%, 11/15/2027 (Pre-refunded/ETM)	4,040	4,122,106
Series 2014-C 5.00%, 11/15/2027 (Pre-refunded/ETM)	5,000	5,186,798
Series 2017-C 5.00%, 11/15/2028	1,610	1,657,740
5.00%, 11/15/2030	56,065	57,462,773
5.00%, 11/15/2031	5,455	5,545,043
5.00%, 11/15/2033	8,500	8,485,906
Series 2021-D 2.327% (SOFR + 0.33%), 11/01/2035(b)	9,500	9,202,295
Metropolitan Transportation Authority (Metropolitan Transportation Authority Dedicated Tax Fund) Series 2012-A 5.00%, 11/15/2027	4,505	4,513,858
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2018-S 5.00%, 07/15/2031	28,000	30,264,945
5.00%, 07/15/2032	25,945	27,819,936
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2012-A 5.00%, 08/01/2025	12,345	12,346,922
Series 2012-B 5.00%, 11/01/2023	20,000	20,028,116
Series 2017-A 5.00%, 08/01/2033	4,860	5,086,461
Series 2019-B 5.00%, 11/01/2035	17,960	18,880,164
5.00%, 11/01/2036	41,825	43,774,564
Series 2021-B 4.00%, 08/01/2037	9,200	8,791,910
4.00%, 08/01/2038	6,030	5,699,771
Series 2021-E 4.00%, 02/01/2040	4,335	4,052,547

Schedule of Investments—Diversified Municipal Portfolio	33

Principal Amount (000)		U.S. $ Value
New York Liberty Development Corp. (One Bryant Park LLC) Series 2019 2.45%, 09/15/2069	$4,250	$3,767,005
2.80%, 09/15/2069	11,555	9,481,240
New York State Dormitory Authority Series 2014-C 5.00%, 03/15/2027 (Pre-refunded/ETM)	2,015	2,067,673
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2020-D 5.00%, 02/15/2029	8,455	9,182,970
5.00%, 02/15/2034	17,525	18,688,639
Series 2022-A 4.00%, 03/15/2040	22,190	20,536,051
4.00%, 03/15/2042	10,090	9,232,855
New York State Thruway Authority (State of New York Pers Income Tax) Series 2021-A 4.00%, 03/15/2036	5,000	4,835,590
Series 2022-A 5.00%, 03/15/2039	4,000	4,226,250
New York State Urban Development Corp. Series 2013-C 5.00%, 03/15/2025 (Pre-refunded/ETM)	25,165	25,378,487
5.00%, 03/15/2026 (Pre-refunded/ETM)	38,460	38,786,275
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2016-A 5.00%, 03/15/2024	4,010	4,112,456
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 5.00%, 01/01/2027	25,115	25,220,430
5.00%, 01/01/2028	22,110	22,105,543
5.00%, 01/01/2029	27,145	27,049,490
New York Transportation Development Corp. (JFK International Air Terminal LLC) Series 2022 5.00%, 12/01/2039	7,000	6,738,068
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016-A 5.00%, 07/01/2046	2,095	1,987,699
Principal Amount (000)		U.S. $ Value
Port Authority of New York & New Jersey Series 2013-178 5.00%, 12/01/2028	$3,385	$3,423,190
Series 2019 4.00%, 11/01/2037	2,915	2,639,398
Series 2020-2 5.00%, 07/15/2033	5,910	6,130,726
Series 2021-2 4.00%, 07/15/2037	2,980	2,703,674
Suffolk Tobacco Asset Securitization Corp. Series 2021 5.00%, 06/01/2027	1,045	1,083,212
5.00%, 06/01/2029	2,080	2,170,384
5.00%, 06/01/2033	2,395	2,461,742
Triborough Bridge & Tunnel Authority (Metropolitan Transportation Authority Payroll Mobility Tax Revenue) Series 2021-A 2.411%, 05/15/2034	14,725	11,319,308
2.591%, 05/15/2036	2,000	1,507,206
Series 2022 5.00%, 05/15/2030	7,000	7,706,938
Series 2022-A 5.00%, 08/15/2024	16,500	17,053,240

		696,841,852

North Carolina–0.2%
County of Wake NC (County of Wake NC Lease) Series 2021 4.00%, 03/01/2038	1,525	1,451,415
Greater Asheville Regional Airport Authority AGM Series 2022-A 5.00%, 07/01/2035	1,740	1,784,790
5.00%, 07/01/2036	1,500	1,534,548
5.00%, 07/01/2037	1,250	1,275,979
5.25%, 07/01/2038	1,200	1,250,396
5.25%, 07/01/2039	1,300	1,351,669
5.25%, 07/01/2040	3,220	3,339,806
5.25%, 07/01/2042	1,140	1,176,829

		13,165,432

North Dakota–0.1%
County of Ward ND (Trinity Health Obligated Group) Series 2017-C 5.00%, 06/01/2028	2,000	1,980,297
5.00%, 06/01/2030	3,000	2,879,587

		4,859,884

Ohio–1.2%
American Municipal Power, Inc. Series 2021 4.00%, 02/15/2036	1,000	935,427

34	Sanford C. Bernstein Fund, Inc.—2022 Annual Report

Principal Amount (000)		U.S. $ Value
Buckeye Tobacco Settlement Financing Authority Series 2020-A 4.00%, 06/01/2037	$2,000	$1,832,518
4.00%, 06/01/2038	1,000	907,359
County of Allen OH Hospital Facilities Revenue (Bon Secours Mercy Health, Inc.) Series 2017-A 5.00%, 08/01/2026	10,000	10,478,067
5.00%, 08/01/2027	8,465	8,961,153
5.00%, 08/01/2028	1,955	2,079,290
Series 2020 5.00%, 12/01/2028	5,400	5,790,232
5.00%, 12/01/2029	1,565	1,689,327
County of Cuyahoga OH (MetroHealth System (The)) Series 2017 5.00%, 02/15/2026	2,745	2,840,066
5.00%, 02/15/2027	2,710	2,804,642
County of Franklin OH (Nationwide Children’s Hospital, Inc.) Series 2017-A 5.00%, 11/01/2031	1,000	1,058,992
County of Hamilton OH Sewer System Revenue Series 2019-A 5.00%, 12/01/2034	9,375	10,202,027
County of Washington OH (Marietta Area Health Care, Inc. Obligated Group) Series 2022 5.50%, 12/01/2027	800	758,852
6.375%, 12/01/2037	5,000	4,592,553
Hamilton County Convention Facilities Authority Series 2014 5.00%, 12/01/2022	2,240	2,245,670
5.00%, 12/01/2023	1,230	1,250,865
Ohio Water Development Authority Water Pollution Control Loan Fund Series 2020-A 5.00%, 12/01/2032	4,970	5,457,845

		63,884,885

Oklahoma–0.2%
Comanche County Memorial Hospital Series 2015 5.00%, 07/01/2026	1,235	1,255,781
5.00%, 07/01/2028	1,280	1,300,977
McGee Creek Authority NATL Series 1992 6.00%, 01/01/2023	510	512,596
Oklahoma Development Finance Authority Series 2022 4.38%, 11/01/2045	4,000	3,655,007
Principal Amount (000)		U.S. $ Value
Oklahoma Development Finance Authority (Gilcrease Expressway West) Series 2020 1.625%, 07/06/2023	$3,005	$2,926,066
Oklahoma Development Finance Authority (OU Medicine, Inc.) Series 2022-A 5.50%, 08/15/2037	4,245	3,769,677

		13,420,104

Oregon–0.6%
Hospital Facilities Authority of Multnomah County Oregon (Mirabella at South Waterfront) Series 2014-A 5.00%, 10/01/2024	430	430,972
Medford Hospital Facilities Authority (Asante Health System Obligated Group) Series 2020-A 5.00%, 08/15/2030	415	434,722
5.00%, 08/15/2031	1,245	1,298,372
5.00%, 08/15/2033	500	517,322
5.00%, 08/15/2034	875	901,962
5.00%, 08/15/2035	755	774,162
5.00%, 08/15/2036	1,300	1,335,253
Port of Portland OR Airport Revenue Series 2020-T 5.00%, 07/01/2035	4,290	4,378,771
Series 2022-2 4.00%, 07/01/2038	11,255	10,248,227
4.00%, 07/01/2040	7,170	6,404,978
Salem Hospital Facility Authority (Salem Health Obligated Group) Series 2019 5.00%, 05/15/2038	2,205	2,216,396
State of Oregon Department of Administrative Services (State of Oregon Department of Administrative Services COP) Series 2009-D 5.00%, 11/01/2022	35	35,051
5.00%, 11/01/2023	10	10,015
Tri-County Metropolitan Transportation District of Oregon Series 2018-A 5.00%, 10/01/2028	2,335	2,495,936

		31,482,139

Other–1.1%
Federal Home Loan Mortgage Corp. Series 2021-ML12, Class AUS 2.34%, 07/25/2041(a)	7,448	5,894,203

Schedule of Investments—Diversified Municipal Portfolio	35

Principal Amount (000)		U.S. $ Value
Federal Home Loan Mortgage Corp. Enhanced Receipt Series 2019-A, Class 1 3.87%, 11/15/2035(a)	$23,651	$21,743,392
Series 2019-C, Class 1 3.87%, 11/15/2035(a)	5,517	5,071,660
Series 2019-D, Class 1 3.87%, 11/01/2051(a)	5,037	4,631,037
Series 2019-E, Class 1 3.87%, 11/15/2035(a)	3,384	3,111,337
Federal Home Loan Mortgage Corp. Multifamily VRD Certificates Series 2019-M 2.60%, 09/15/2033(a)	9,570	8,014,286
2.625%, 06/15/2035(a)	9,625	8,020,836
2.65%, 06/15/2035(a)	4,820	4,002,475

		60,489,226

Pennsylvania–6.4%
Allegheny County Airport Authority Series 2021-A 4.00%, 01/01/2038	5,000	4,467,527
4.00%, 01/01/2039	2,235	1,987,151
Allegheny County Hospital Development Authority (UPMC Obligated Group) Series 2019 5.00%, 07/15/2030	5,290	5,528,623
5.00%, 07/15/2032	6,500	6,728,812
5.00%, 07/15/2033	7,600	7,839,009
Allegheny County Sanitary Authority Series 2015 5.00%, 12/01/2023	3,500	3,571,378
Chester County Industrial Development Authority (Collegium Charter School) Series 2022 5.00%, 10/15/2032(a)	1,025	994,317
City of Philadelphia PA Series 2017-A 5.00%, 08/01/2027	12,000	12,725,147
5.00%, 08/01/2028	12,310	13,053,302
5.00%, 08/01/2029	9,970	10,608,052
5.00%, 08/01/2030	4,000	4,242,350
5.00%, 08/01/2032	8,010	8,424,169
Series 2019-A 5.00%, 08/01/2026	1,420	1,492,548
Series 2019-B 5.00%, 02/01/2030	1,005	1,079,775
City of Philadelphia PA Water & Wastewater Revenue Series 2016 5.00%, 10/01/2024	7,000	7,239,047
5.00%, 10/01/2025	7,750	8,114,828
5.00%, 10/01/2026	2,675	2,838,518
Commonwealth of Pennsylvania Series 2016 5.00%, 09/15/2024	9,575	9,891,342
Principal Amount (000)		U.S. $ Value
Series 2017 5.00%, 01/01/2026	$6,065	$6,385,342
5.00%, 01/01/2027	14,415	15,385,994
Geisinger Authority (Geisinger Health System Obligated Group) Series 2020 5.00%, 04/01/2043	2,500	2,637,735
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 07/01/2025	6,000	6,135,323
AGM Series 2022 4.00%, 07/01/2038	10,000	8,906,081
4.00%, 07/01/2039	10,000	8,848,250
Montgomery County Higher Education and Health Authority (HumanGood Pennsylvania Obligated Group) Series 2017 5.00%, 12/01/2027	2,250	2,278,825
5.00%, 12/01/2032	2,750	2,759,735
Montgomery County Higher Education and Health Authority (Thomas Jefferson University Obligated Group) Series 2018 5.00%, 09/01/2026	1,400	1,460,975
5.00%, 09/01/2027	1,750	1,828,524
5.00%, 09/01/2028	1,500	1,574,608
5.00%, 09/01/2029	3,000	3,134,679
5.00%, 09/01/2030	3,000	3,111,071
Series 2019 5.00%, 09/01/2030	1,710	1,782,553
5.00%, 09/01/2032	1,200	1,241,723
Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 06/30/2026	8,540	8,679,955
5.00%, 12/31/2026	4,500	4,569,444
5.00%, 06/30/2027	12,450	12,626,363
5.00%, 12/31/2027	6,000	6,077,577
5.00%, 06/30/2028	10,790	10,920,181
5.00%, 12/31/2028	8,910	9,009,792
5.00%, 06/30/2042	1,000	961,183
Pennsylvania Economic Development Financing Authority (UPMC Obligated Group) Series 2020-A1 5.00%, 04/15/2028	3,000	3,144,384
5.00%, 04/15/2029	3,000	3,139,099
5.00%, 04/15/2030	1,395	1,465,107
5.00%, 04/15/2031	1,635	1,710,496

36	Sanford C. Bernstein Fund, Inc.—2022 Annual Report

Principal Amount (000)		U.S. $ Value
Series 2022-C 3.16% (MUNIPSA + 0.70%), 11/15/2047(b)	$10,500	$10,165,485
Pennsylvania Higher Educational Facilities Authority (University of Pennsylvania Health System Obligated Group (The)) Series 2017 4.00%, 08/15/2042	2,720	2,440,784
Series 2022 4.00%, 08/15/2038	1,065	980,948
4.00%, 08/15/2040	1,345	1,226,613
5.00%, 08/15/2029	825	898,077
5.00%, 08/15/2030	750	822,342
Pennsylvania Turnpike Commission Series 2017-B 5.00%, 06/01/2028	7,025	7,402,380
5.00%, 06/01/2030	6,255	6,569,544
Series 2019 5.00%, 12/01/2022	5,250	5,265,398
5.00%, 12/01/2029	8,000	8,694,049
5.00%, 12/01/2030	5,890	6,382,334
Series 2022-A 5.00%, 12/01/2036	1,000	1,066,147
Philadelphia Authority for Industrial Development (MaST Community Charter School III) Series 2021 5.00%, 08/01/2030	1,060	1,068,629
5.00%, 08/01/2040	3,445	3,285,578
Philadelphia Authority for Industrial Development (St. Joseph’s University) Series 2020 4.00%, 11/01/2035	1,700	1,539,700
4.00%, 11/01/2036	1,510	1,357,367
4.00%, 11/01/2037	1,350	1,203,538
4.00%, 11/01/2038	1,000	883,415
5.00%, 11/01/2027	835	870,815
5.00%, 11/01/2028	1,000	1,049,789
5.00%, 11/01/2029	1,000	1,055,992
5.00%, 11/01/2030	1,750	1,838,849
5.00%, 11/01/2031	1,685	1,756,944
5.00%, 11/01/2032	1,810	1,879,797
5.00%, 11/01/2033	1,750	1,810,531
5.00%, 11/01/2034	2,110	2,176,035
School District of Philadelphia (The) Series 2016-D 5.00%, 09/01/2024	8,360	8,598,122
Series 2016-F 5.00%, 09/01/2023	5,000	5,070,572
5.00%, 09/01/2024	24,200	24,889,301

		352,849,969

Principal Amount (000)		U.S. $ Value
Puerto Rico–0.7%
Commonwealth of Puerto Rico Series 2021-A Zero Coupon, 07/01/2024	$32	$28,971
Zero Coupon, 07/01/2033	1,346	742,082
4.00%, 07/01/2033	1,674	1,472,356
4.00%, 07/01/2035	85	72,436
4.00%, 07/01/2037	73	59,678
4.00%, 07/01/2041	99	77,173
4.00%, 07/01/2046	103	76,972
5.25%, 07/01/2023	1,803	1,810,659
5.375%, 07/01/2025	2,270	2,291,941
5.625%, 07/01/2027	4,709	4,806,830
5.625%, 07/01/2029	1,882	1,925,258
5.75%, 07/01/2031	624	636,593
Series 2022-C 0.00%, 11/01/2043	655	327,533
PR Custodial Trust Series 2022 5.50%, 07/01/2029	77	77,860
Puerto Rico Electric Power Authority AGM Series 2007-V 5.25%, 07/01/2031	5,150	5,101,093
Puerto Rico Highway & Transportation Authority AGC Series 2005-L 5.25%, 07/01/2041	4,260	4,141,903
AGC Series 2007-C 5.50%, 07/01/2031	510	513,965
AGC Series 2007-N 5.25%, 07/01/2034	5,100	4,992,470
5.25%, 07/01/2036	5,425	5,298,755
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018-A Zero Coupon, 07/01/2024	5,190	4,795,144

		39,249,672

Rhode Island–0.6%
Providence Public Building Authority (City of Providence RI Lease) AGM Series 2020-A 5.00%, 09/15/2028	3,900	4,238,869
5.00%, 09/15/2029	4,625	5,083,718
5.00%, 09/15/2030	1,670	1,821,604
5.00%, 09/15/2032	2,195	2,358,296
Rhode Island Commerce Corp. (State of Rhode Island DOT Fed Hwy Grant) Series 2016-B 5.00%, 06/15/2027	10,565	11,182,573
Tobacco Settlement Financing Corp./RI Series 2015-A 5.00%, 06/01/2023	6,635	6,700,386

		31,385,446

Schedule of Investments—Diversified Municipal Portfolio	37

Principal Amount (000)		U.S. $ Value
South Carolina–1.8%
County of Charleston SC Series 2021 5.00%, 11/01/2031	$10,335	$11,656,875
Patriots Energy Group Financing Agency (Royal Bank of Canada) Series 2018-A 4.00%, 10/01/2048	48,725	48,829,228
SCAGO Educational Facilities Corp. for Pickens School District (SCAGO Educational Facilities Corp. for Pickens School District Lease) Series 2015 5.00%, 12/01/2022	1,500	1,504,038
5.00%, 12/01/2026	3,000	3,109,025
5.00%, 12/01/2027	2,500	2,590,005
South Carolina Association of Governmental Organizations Series 2022-B 4.00%, 03/01/2023	8,935	8,967,468
South Carolina Public Service Authority Series 2016-A 5.00%, 12/01/2030	1,435	1,478,409
5.00%, 12/01/2034	1,000	1,010,223
Series 2020-A 4.00%, 12/01/2037	1,690	1,504,081
Series 2021-A 4.00%, 12/01/2035	5,475	4,949,476
4.00%, 12/01/2036	10,000	8,971,041
Series 2021-B 5.00%, 12/01/2040	3,000	2,986,660

		97,556,529

South Dakota–0.1%
South Dakota Health & Educational Facilities Authority (Monument Health Obligated Group) Series 2017 5.00%, 09/01/2029	3,400	3,546,184
5.00%, 09/01/2030	3,625	3,759,886

		7,306,070

Tennessee–0.8%
Tennergy Corp./TN (Royal Bank of Canada) Series 2019-A 5.00%, 02/01/2050	5,445	5,560,117
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2017-A 4.00%, 05/01/2048	39,715	39,689,499

		45,249,616

Principal Amount (000)		U.S. $ Value
Texas–6.1%
Board of Regents of the University of Texas System Series 2022-A 4.00%, 08/15/2042	$1,895	$1,729,458
Central Texas Turnpike System Series 2015-C 5.00%, 08/15/2025	1,000	1,010,013
City of Austin TX Airport System Revenue Series 2019 5.00%, 11/15/2025	3,200	3,311,097
City of Austin TX Water & Wastewater System Revenue Series 2015-A 5.00%, 11/15/2024	4,730	4,900,745
City of El Paso TX Water & Sewer Revenue Series 2022 5.00%, 03/01/2037	4,275	4,580,607
5.00%, 03/01/2039	3,880	4,136,055
City of Houston TX Series 2017-A 5.00%, 03/01/2025	16,370	17,030,588
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2015 5.00%, 09/01/2023	1,800	1,825,891
5.00%, 09/01/2025	2,000	2,051,006
City of Houston TX Airport System Revenue Series 2018-B 5.00%, 07/01/2030	6,160	6,595,251
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2018 5.00%, 07/15/2028	9,135	9,129,768
City of Houston TX Combined Utility System Revenue Series 2014-C 5.00%, 05/15/2023	8,000	8,087,875
5.00%, 05/15/2027	10,785	11,064,701
5.00%, 05/15/2028	6,065	6,212,679
City of San Antonio TX Electric & Gas Systems Revenue Series 2021-A 5.00%, 02/01/2031	1,330	1,461,713
5.00%, 02/01/2032	1,210	1,321,101
5.00%, 02/01/2033	1,410	1,522,769
5.00%, 02/01/2034	1,700	1,823,169
5.00%, 02/01/2035	2,200	2,350,266
5.00%, 02/01/2036	1,875	1,998,077
Dallas Fort Worth International Airport Series 2014-A 5.25%, 11/01/2028	11,585	11,714,057

38	Sanford C. Bernstein Fund, Inc.—2022 Annual Report

Principal Amount (000)		U.S. $ Value
Denton Independent School District Series 2016 5.00%, 08/15/2027	$1,220	$1,285,469
Grand Parkway Transportation Corp. Series 2018 5.00%, 02/01/2023	84,825	85,223,525
Harris County Cultural Education Facilities Finance Corp. (Texas Children’s Hospital Obligated Group) Series 2021 4.00%, 10/01/2042	5,000	4,485,462
Harris County Hospital District Series 2016 5.00%, 02/15/2027	2,465	2,549,103
Hidalgo County Regional Mobility Authority Series 2022-A 4.00%, 12/01/2038	1,850	1,622,495
4.00%, 12/01/2039	1,000	868,832
5.00%, 12/01/2028	200	205,496
5.00%, 12/01/2029	500	514,376
5.00%, 12/01/2030	500	513,072
5.00%, 12/01/2031	500	511,274
5.00%, 12/01/2032	350	356,025
5.00%, 12/01/2034	750	755,652
5.00%, 12/01/2035	595	597,739
5.00%, 12/01/2036	1,000	1,001,973
Irving Hospital Authority (Baylor Medical Center at Irving) Series 2017-A 5.00%, 10/15/2026	600	623,322
5.00%, 10/15/2029	600	617,706
5.00%, 10/15/2030	1,000	1,024,203
5.00%, 10/15/2031	1,020	1,042,200
Legacy Denton Public Facility Corp. (LDG Vintage Ranch LP) Series 2022 5.00%, 04/01/2043(c)	15,000	15,302,891
Lower Colorado River Authority (LCRA Transmission Services Corp.) Series 2022 5.00%, 05/15/2039	8,635	9,050,069
5.00%, 05/15/2040	12,345	12,864,341
5.00%, 05/15/2041	6,570	6,795,149
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/2031(a)	10,680	10,514,142
New Hope Cultural Education Facilities Finance Corp. Series 2017-A 5.00%, 04/01/2028 (Pre-refunded/ETM)	1,130	1,209,198
Principal Amount (000)		U.S. $ Value
New Hope Cultural Education Facilities Finance Corp. (Children’s Health System of Texas Obligated Group) Series 2017-A 5.00%, 08/15/2025	$2,500	$2,606,003
5.00%, 08/15/2026	2,000	2,107,545
5.00%, 08/15/2028	2,750	2,914,723
New Hope Cultural Education Facilities Finance Corp. (Morningside Ministries Obligated Group) Series 2020 5.00%, 01/01/2035	875	799,809
Series 2022 4.00%, 01/01/2032(c)	840	715,648
4.00%, 01/01/2037(c)	1,155	910,329
North Texas Tollway Authority Series 2014 5.00%, 01/01/2023	3,015	3,028,562
5.00%, 01/01/2024 (Pre-refunded/ETM)	900	920,279
5.00%, 01/01/2024	1,845	1,882,496
North Texas Tollway Authority (North Texas Tollway System) Series 2015-B 5.00%, 01/01/2023	1,000	1,004,498
5.00%, 01/01/2026	3,200	3,304,696
5.00%, 01/01/2027	2,100	2,167,030
5.00%, 01/01/2028	5,975	6,164,029
Series 2019-B 5.00%, 01/01/2027	2,000	2,116,835
5.00%, 01/01/2028	19,510	20,882,571
Port Beaumont Navigation District (Jefferson Railport Terminal II LLC) Series 2020 3.625%, 01/01/2035(a)	1,360	1,094,916
San Antonio Water System Series 2013-E 5.00%, 05/15/2025	3,000	3,032,221
State of Texas Series 2021-B 4.00%, 08/01/2026	2,335	2,383,841
Texas Water Development Board (Texas Water Development Board State Revolving Fund) Series 2021 4.00%, 08/01/2035	10,210	10,018,997
5.00%, 08/01/2034	4,000	4,408,292
University of Houston Series 2022-A 5.00%, 02/15/2040	1,750	1,853,613

		337,707,533

Schedule of Investments—Diversified Municipal Portfolio	39

Principal Amount (000)		U.S. $ Value
Utah–0.4%
City of Salt Lake City UT Airport Revenue Series 2021-A 4.00%, 07/01/2041	$7,000	$6,112,060
5.00%, 07/01/2035	5,000	5,107,162
5.00%, 07/01/2036	5,000	5,084,042
Utah Transit Authority Series 2015-A 5.00%, 06/15/2027 (Pre-refunded/ETM)	2,000	2,093,934
5.00%, 06/15/2028 (Pre-refunded/ETM)	2,150	2,250,979
Utah Transit Authority (Utah Transit Authority Sales Tax) Series 2015-A 5.00%, 06/15/2026	1,305	1,360,082

		22,008,259

Virginia–0.9%
County of Loudoun VA Series 2020-B 5.00%, 12/01/2024	3,300	3,427,066
Fairfax County Economic Development Authority (County of Fairfax VA) Series 2020 5.00%, 08/01/2032	2,590	2,843,513
5.00%, 08/01/2033	2,590	2,831,701
Hampton Roads Transportation Accountability Commission Series 2020-A 5.00%, 07/01/2039	4,745	5,056,332
Virginia College Building Authority (Virginia College Building Authority State Lease) Series 2015-A 5.00%, 02/01/2023	4,435	4,463,794
Virginia Public Building Authority (Virginia Public Building Authority State Lease) Series 2021-A 4.00%, 08/01/2035	4,540	4,472,788
Virginia Small Business Financing Authority (Elizabeth River Crossings OpCo LLC) Series 2022 4.00%, 07/01/2030	2,000	1,923,132
4.00%, 01/01/2032	5,030	4,749,212
4.00%, 01/01/2037	7,250	6,476,010
Virginia Small Business Financing Authority (National Senior Campuses, Inc. Obligated Group) Series 2020 5.00%, 01/01/2029	1,400	1,463,352
Principal Amount (000)		U.S. $ Value
5.00%, 01/01/2030	$1,650	$1,734,850
5.00%, 01/01/2031	1,250	1,312,445
5.00%, 01/01/2032	1,500	1,565,149
5.00%, 01/01/2033	1,750	1,814,536
5.00%, 01/01/2034	1,600	1,649,164
5.00%, 01/01/2035	1,570	1,613,175

		47,396,219

Washington–2.3%
City of Seattle WA Municipal Light & Power Revenue Series 2016-B 5.00%, 04/01/2026	4,300	4,540,335
Series 2021-A 4.00%, 07/01/2033	2,500	2,522,947
4.00%, 07/01/2034	3,740	3,732,558
4.00%, 07/01/2035	4,900	4,823,533
Energy Northwest (Bonneville Power Administration) Series 2021 4.00%, 07/01/2042	12,825	11,711,474
Port of Seattle WA Series 2015-C 5.00%, 04/01/2023	1,750	1,762,694
Series 2018-A 5.00%, 05/01/2025	8,320	8,588,015
Series 2018-B 5.00%, 05/01/2025	4,695	4,846,241
Series 2019 5.00%, 04/01/2032	1,500	1,568,722
5.00%, 04/01/2033	1,000	1,036,567
Series 2021 4.00%, 08/01/2040	5,750	5,019,730
Spokane County School District No. 81 Spokane Series 2012 3.00%, 12/01/2031	10,000	9,026,633
State of Washington (State of Washington COP) Series 2015-C 5.00%, 01/01/2023	2,600	2,611,758
Washington Health Care Facilities Authority (Multicare Health System Obligated Group) Series 2015-B 5.00%, 08/15/2028	8,590	8,932,165
5.00%, 08/15/2029	16,560	17,214,758
5.00%, 08/15/2030	6,400	6,637,751
Washington Health Care Facilities Authority (Virginia Mason Medical Center Obligated Group) Series 2017 5.00%, 08/15/2025	2,000	2,040,955
5.00%, 08/15/2027	2,175	2,244,628
5.00%, 08/15/2028	3,700	3,816,661
5.00%, 08/15/2030	8,005	8,219,495

40	Sanford C. Bernstein Fund, Inc.—2022 Annual Report

Principal Amount (000)		U.S. $ Value
Washington State Convention Center Public Facilities District (Washington State Convention Center Public Facilities District Hotel Occupancy Tax) Series 2021 4.00%, 07/01/2031	$10,600	$9,378,198
Washington State Housing Finance Commission Series 2021-1, Class A 3.50%, 12/20/2035	4,904	4,162,094
Series 2021-1, Class X 0.726%, 12/20/2035(d)	3,237	164,758

		124,602,670

West Virginia–0.2%
Tobacco Settlement Finance Authority/WV Series 2020 4.875%, 06/01/2049	16,125	13,659,696

Wisconsin–2.7%
State of Wisconsin Series 2019-A 5.00%, 05/01/2025	9,000	9,384,420
5.00%, 05/01/2027	12,500	13,384,747
5.00%, 05/01/2028	12,000	12,885,284
5.00%, 05/01/2029	11,500	12,343,041
Series 2021-1 5.00%, 05/01/2031	3,000	3,314,086
Series 2021-2 5.00%, 05/01/2025	12,000	12,518,599
Series 2023-1 5.00%, 05/01/2024(c)	3,170	3,235,349
5.00%, 05/01/2027(c)	8,500	8,978,966
UMA Education, Inc. Series 2019 5.00%, 10/01/2022(a)	820	820,000
5.00%, 10/01/2023(a)	895	895,595
5.00%, 10/01/2025(a)	3,360	3,348,010
5.00%, 10/01/2026(a)	3,605	3,580,570
5.00%, 10/01/2027(a)	3,720	3,678,000
5.00%, 10/01/2028(a)	3,525	3,464,211
5.00%, 10/01/2029(a)	835	817,292
Wisconsin Center District AGM Series 2020-C Zero Coupon, 12/15/2028	1,075	836,577
Zero Coupon, 12/15/2030	2,140	1,510,853
Zero Coupon, 12/15/2032	2,800	1,775,381
Zero Coupon, 12/15/2034	2,500	1,413,196
Wisconsin Center District (Wisconsin Center District Ded Tax) Series 2022 5.00%, 12/15/2022(a)	1,000	1,002,415
Principal Amount (000)		U.S. $ Value
Wisconsin Health & Educational Facilities Authority (Advocate Aurora Health Obligated Group) Series 2022 2.64% (MUNIPSA + 0.18%), 08/15/2054(b)	$4,000	$3,894,402
Wisconsin Health & Educational Facilities Authority (Gundersen Lutheran Obligated Group) Series 2021 4.00%, 10/15/2034	2,500	2,364,825
4.00%, 10/15/2035	1,000	939,957
Wisconsin Health & Educational Facilities Authority (St. Camillus Health System Obligated Group) Series 2019 2.25%, 11/01/2026	190	180,634
Wisconsin Public Finance Authority Series 2022 5.00%, 02/01/2042	2,000	1,843,873
5.50%, 02/01/2042(a)	6,955	6,167,663
Wisconsin Public Finance Authority (Carmelite System, Inc. Obligated Group (The)) Series 2020 5.00%, 01/01/2040	3,750	3,677,536
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016-A 5.00%, 01/01/2024	1,000	1,008,913
Wisconsin Public Finance Authority (Duke Energy Progress LLC) Series 2022 3.30%, 10/01/2046	5,315	5,203,725
Wisconsin Public Finance Authority (Queens University of Charlotte) Series 2022 5.25%, 03/01/2042	6,000	5,699,063
Wisconsin Public Finance Authority (Roseman University of Health Sciences) Series 2020 3.00%, 04/01/2025(a)	275	263,131
Wisconsin Public Finance Authority (Samaritan Housing Foundation Obligated Group) Series 2021 2.75%, 06/01/2026(a)	2,510	2,376,817
Series 2021-B 2.25%, 06/01/2027(a)	1,420	1,255,106
Wisconsin Public Finance Authority (Southeastern Regional Medical Center Obligated Group) Series 2021 4.00%, 02/01/2035	615	537,937

Schedule of Investments—Diversified Municipal Portfolio	41

Principal Amount (000)		U.S. $ Value
4.00%, 02/01/2036	$3,335	$2,857,865
4.00%, 02/01/2038	3,575	3,014,734
4.00%, 02/01/2040	3,945	3,283,967
Series 2022 5.00%, 02/01/2031	3,375	3,509,587
5.00%, 02/01/2032	2,545	2,599,173
WPPI Energy Series 2014-A 5.00%, 07/01/2029	1,000	1,018,157

		150,883,657

Total Long-Term Municipal Bonds (cost $5,315,964,454)		4,963,212,545

Short-Term Municipal Notes–8.1%
Colorado–0.2%
Colorado Health Facilities Authority (Children’s Hospital Colorado Obligated Group) Series 2020 2.25%, 12/01/2052(e)	12,790	12,790,000

District of Columbia–0.2%
District of Columbia (Carnegie Endowment for International Peace) Series 2010 2.56%, 11/01/2045(e)	6,405	6,405,000
District of Columbia (Georgetown University (The)) Series 2016 2.45%, 04/01/2041(e)	3,530	3,530,000
District of Columbia (MedStar Health Obligated Group) Series 2012-A 2.53%, 08/15/2038(e)	2,145	2,145,000

		12,080,000

Florida–0.4%
County of Palm Beach FL (Raymond F Kravis Center for the Performing Arts, Inc. (The)) Series 2002 2.48%, 07/01/2032(e)	1,795	1,795,000
County of Palm Beach FL (Raymond F Kravis Center for the Performing Arts, Inc.(The)) Series 2002 2.48%, 07/01/2032(e)	1,725	1,725,000
Florida Gulf Coast University Financing Corp. Series 2009-A 2.50%, 02/01/2039(e)	1,650	1,650,000
Florida Keys Aqueduct Authority Series 2013 2.52%, 09/01/2035(e)	1,045	1,045,000
Principal Amount (000)		U.S. $ Value
Halifax Hospital Medical Center (Halifax Hospital Medical Center Obligated Group) Series 2010 2.45%, 06/01/2048(e)	$7,250	$7,250,000
Orange County Health Facilities Authority (Nemours Foundation/Florida) Series 2017-C 2.52%, 01/01/2039(e)	8,120	8,120,000
Orange County Health Facilities Authority (Orlando Health Obligated Group) Series 2019-E 2.45%, 10/01/2026(e)	2,240	2,240,000

		23,825,000

Hawaii–0.1%
Hawaii Housing Finance & Development Corp. (Ho’olehua Housing LP) Series 2008 2.54%, 12/01/2041(e)	3,640	3,640,000

Illinois–0.4%
Illinois Development Finance Authority (American College of Surgeons) Series 1996 2.46%, 08/01/2026(e)	672	672,000
Illinois Educational Facilities Authority (Lincoln Park Society (The)) Series 1999 2.35%, 01/01/2029(e)	100	100,000
Illinois Finance Authority (Latin School of Chicago (The)) Series 2005-B 2.45%, 08/01/2035(e)	955	955,000
Illinois Housing Development Authority (Steadfast Foxview LP) Series 2008 2.56%, 01/01/2041(e)	14,500	14,500,000
Village of Brookfield IL (Chicago Zoological Society (The)) Series 2008 2.48%, 06/01/2038(e)	6,165	6,165,000

		22,392,000

Indiana–0.1%
City of Indianapolis IN (Foundation for Affordable Rental Housing, Inc.) Series 2008 2.45%, 05/15/2038(e)	4,550	4,550,000

42	Sanford C. Bernstein Fund, Inc.—2022 Annual Report

Principal Amount (000)		U.S. $ Value
Iowa–0.6%
Iowa Finance Authority (Iowa Health System Obligated Group) Series 2018 2.30%, 11/15/2041(e)	$8,960	$8,960,000
2.30%, 12/01/2041(e)	25,795	25,795,000

		34,755,000

Kentucky–0.2%
Louisville/Jefferson County Metropolitan Government (Norton Healthcare Obligated Group) Series 2016-A 2.54%, 10/01/2039(e)	12,485	12,485,000

Louisiana–0.6%
Louisiana Offshore Terminal Authority (Loop LLC) Series 2013 2.30%, 09/01/2033(e)	18,450	18,450,000
Louisiana Public Facilities Authority (CHRISTUS Health Obligated Group) Series 2009 2.30%, 07/01/2047(e)	12,975	12,975,000
Louisiana Public Facilities Authority (Coca-Cola Bottling Co. United-Gulf Coast LLC) Series 2013 2.46%, 04/02/2023(e)	2,265	2,265,000

		33,690,000

Maryland–0.1%
Maryland Health & Higher Educational Facilities Authority Series 2014-B 2.45%, 04/01/2035(e)	1,000	1,000,000
Montgomery County Housing Opportunities Commission Series 2011-A 2.50%, 01/01/2049(e)	1,840	1,840,000

		2,840,000

Michigan–0.5%
Grand Valley State University Series 2019-B 2.50%, 12/01/2031(e)	17,625	17,625,000
Lakeview School District/MI Series 2019-B 2.50%, 05/01/2032(e)	5,230	5,230,000
Michigan Strategic Fund (Wedgwood Christian Services) Series 2008 2.50%, 12/01/2038(e)	1,650	1,650,000

		24,505,000

Principal Amount (000)		U.S. $ Value
Minnesota–0.6%
City of Minneapolis MN (Fairview Health Services Obligated Group) Series 2018 2.30%, 11/15/2048(e)	$4,805	$4,805,000
City of Minneapolis MN (One Ten Grant LP) Series 1989 2.45%, 09/01/2026(e)	9,270	9,270,000
City of Minneapolis MN (Seven Corners Community Housing Corp.) Series 2001 2.55%, 11/01/2031(e)	1,330	1,330,000
City of Minneapolis MN/St. Paul Housing & Redevelopment Authority (Allina Health Obligated Group) Series 2008 2.45%, 11/15/2034(e)	11,825	11,825,000
2.47%, 11/15/2034(e)	3,675	3,675,000
Housing & Redevelopment Authority of The City of St. Paul Minnesota (Allina Health Obligated Group) Series 2009-C 2.45%, 11/15/2035(e)	2,400	2,400,000

		33,305,000

Nevada–0.7%
County of Clark Department of Aviation Series 2008-D 2.55%, 07/01/2029(e)	26,945	26,945,000
Series 2014-D 2.50%, 07/01/2040(e)	11,010	11,010,000

		37,955,000

New Jersey–0.4%
New Jersey Health Care Facilities Financing Authority Series 2017 2.55%, 07/01/2035(e)	2,995	2,995,000
New Jersey Health Care Facilities Financing Authority (AHS Hospital Corp.) Series 2008-B 2.47%, 07/01/2036(e)	3,675	3,675,000
Series 2008-C 2.47%, 07/01/2036(e)	16,630	16,630,000

		23,300,000

New York–1.3%
City of New York NY Series 2016 2.60%, 08/01/2044(e)	10,375	10,375,000
Series 2019-I 2.61%, 03/01/2044(e)	5,950	5,950,000

Schedule of Investments—Diversified Municipal Portfolio	43

Principal Amount (000)		U.S. $ Value
New York City Housing Development Corp. Series 2008 2.43%, 04/15/2035(e)	$300	$300,000
New York City Housing Development Corp. (2 Gold LLC) Series 2008-A 2.20%, 04/15/2036(e)	32,500	32,500,000
New York State Housing Finance Agency (8 East 102nd Street LLC) Series 2012 2.63%, 05/01/2044(e)	21,910	21,910,000

		71,035,000

Ohio–0.1%
Columbus Regional Airport Authority Series 2006 2.46%, 12/01/2036(e)	6,880	6,880,000

Pennsylvania–0.3%
Emmaus General Authority Series 2008-D 2.43%, 03/01/2024(e)	700	700,000
Series 2008-E 2.43%, 03/01/2024(e)	1,000	1,000,000
Series 2008-E20 2.43%, 03/01/2024(e)	500	500,000
Haverford Township School District Series 2009 2.50%, 03/01/2030(e)	2,310	2,310,000
Pennsylvania Turnpike Commission Series 2019 2.55%, 12/01/2038(e)	700	700,000
Philadelphia Gas Works Co. Series 2020-D 2.50%, 08/01/2031(e)	10,950	10,950,000

		16,160,000

Rhode Island–0.0%
Rhode Island Health and Educational Building Corp. (Roger Williams University) Series 2012-B 2.47%, 11/15/2038(e)	2,430	2,430,000

Tennessee–0.1%
Greeneville Health & Educational Facilities Board (Ballad Health Obligated Group) Series 2018-B 2.46%, 07/01/2045(e)	3,150	3,150,000

Texas–0.1%
Dallas Performing Arts Cultural Facilities Corp. (Dallas Center for the Performing Arts Foundation, Inc.) Series 2013 2.45%, 09/01/2041(e)	3,350	3,350,000
Principal Amount (000)		U.S. $ Value
Tarrant County Housing Finance Corp. (One Oaklake VIII LLC) Series 2003 2.52%, 02/15/2036(e)	$270	$270,000

		3,620,000

Vermont–0.1%
Vermont Educational & Health Buildings Financing Agency (University of Vermont Health Network Obligated Group) Series 2008 2.54%, 12/01/2030(e)	4,330	4,330,000

Virginia–0.3%
Loudoun County Economic Development Authority (Jack Kent Cooke Foundation) Series 2004 2.48%, 06/01/2034(e)	3,000	3,000,000
Roanoke Economic Development Authority (Carilion Clinic Obligated Group) Series 2020 2.48%, 07/01/2052(e)	11,680	11,680,000

		14,680,000

Washington–0.7%
Washington State Housing Finance Commission (Bitter Lake Village Associates 2 LP) Series 2009 2.58%, 12/15/2044(e)	3,025	3,025,000
Washington State Housing Finance Commission (Evergreen School (The)) Series 2002 2.50%, 07/01/2028(e)	1,175	1,175,000
Washington State Housing Finance Commission (Panorama/United States) Series 2008 2.50%, 04/01/2043(e)	4,050	4,050,000
Washington State Housing Finance Commission (Redmond Ridge Apartments LLC) Series 2017 2.54%, 11/01/2047(e)	9,440	9,440,000
Washington State Housing Finance Commission (Traditions at South Hill LLC) Series 2014 2.54%, 08/01/2044(e)	6,140	6,140,000

44	Sanford C. Bernstein Fund, Inc.—2022 Annual Report

Principal Amount (000)		U.S. $ Value
Washington State Housing Finance Commission (Vintage at Urban Center LLC) Series 2015 2.55%, 07/01/2047(e)	$15,460	$15,460,000

		39,290,000

West Virginia–0.0%
West Virginia Hospital Finance Authority (West Virginia United Health System Obligated Group) Series 2018 2.50%, 06/01/2034(e)	635	635,000

Total Short-Term Municipal Notes (cost $444,322,000)		444,322,000

Total Municipal Obligations (cost $5,760,286,454)		5,407,534,545

CORPORATES–INVESTMENT GRADE–0.9%

Industrial–0.9%
Consumer Cyclical–Automotive–0.2%
General Motors Financial Co., Inc. 3.443%, 04/07/2025	10,000	9,787,700

Consumer Non-Cyclical–0.4%
Baylor Scott & White Holdings Series 2021 0.827%, 11/15/2025	5,835	5,181,130
1.777%, 11/15/2030	5,000	3,839,550
CommonSpirit Health 1.547%, 10/01/2025	4,513	4,006,100
Ochsner LSU Health System of North Louisiana Series 2021 2.51%, 05/15/2031	10,000	7,647,700
Sutter Health Series 20A 3.161%, 08/15/2040	4,000	2,867,400

		23,541,880

Services–0.3%
Hackensack Meridian Health, Inc. Series 2020 2.675%, 09/01/2041	7,000	4,730,530
Novant Health, Inc. 2.637%, 11/01/2036	19,100	13,906,710

		18,637,240

Total Corporates–Investment Grade (cost $65,330,586)		51,966,820

Principal Amount (000)		U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES–0.4%
Agency CMBS–0.4%
California Housing Finance Agency Series 2021-2, Class A 3.75%, 03/25/2035	$16,301	$14,957,212
Series 2021-3, Class X 0.764%, 08/20/2036(d)	8,073	487,350
Federal Home Loan Mortgage Corp. Series 2021-ML10, Class ACA 2.046%, 06/25/2038	1,975	1,510,104
Series 2021-ML10, Class AUS 2.032%, 01/25/2038	4,937	3,801,068

Total Commercial Mortgage-Backed Securities (cost $26,968,206)		20,755,734

CORPORATES–NON-INVESTMENT GRADE–0.3%

Industrial–0.3%
Communications–Media–0.1%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.25%, 01/15/2034(a)	7,730	5,581,833

Consumer Non-Cyclical–0.1%
Medline Borrower LP 3.875%, 04/01/2029(a)	6,500	5,219,760

Transportation–Airlines–0.1%
United Airlines, Inc. 4.375%, 04/15/2026(a)	5,000	4,461,150
4.625%, 04/15/2029(a)	2,300	1,909,920

		6,371,070

Total Corporates–Non-Investment Grade (cost $21,527,850)		17,172,663

COLLATERALIZED MORTGAGE OBLIGATIONS–0.1%
Risk Share Floating Rate–0.1%
Connecticut Avenue Securities Trust Series 2020-SBT1, Class 2M2 6.734% (LIBOR 1 Month + 3.65%), 02/25/2040(a)(b)	813	804,005
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2019-DNA3, Class M2 5.134% (LIBOR 1 Month + 2.05%), 07/25/2049(a)(b)	460	453,419
Series 2013-DN2, Class M2 7.334% (LIBOR 1 Month + 4.25%), 11/25/2023(b)	235	237,337
Series 2014-DN3, Class M3 7.084% (LIBOR 1 Month + 4.00%), 08/25/2024(b)	50	50,699
Series 2015-DNA1, Class M3 6.384% (LIBOR 1 Month + 3.30%), 10/25/2027(b)	209	211,323

Schedule of Investments—Diversified Municipal Portfolio	45

Principal Amount (000)		U.S. $ Value
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 2M2 5.984% (LIBOR 1 Month + 2.90%), 07/25/2024(b)	$338	$338,917
Series 2014-C04, Class 1M2 7.984% (LIBOR 1 Month + 4.90%), 11/25/2024(b)	158	163,126
Series 2015-C02, Class 1M2 7.084% (LIBOR 1 Month + 4.00%), 05/25/2025(b)	277	280,925
Series 2016-C01, Class 1M2 9.834% (LIBOR 1 Month + 6.75%), 08/25/2028(b)	396	418,053
Principal Amount (000)		U.S. $ Value
Series 2016-C03, Class 1M2 8.384% (LIBOR 1 Month + 5.30%), 10/25/2028(b)	$163	$167,320

Total Collateralized Mortgage Obligations (cost $2,763,350)		3,125,124

Total Investments—99.7% (cost $5,876,876,446)		5,500,554,886

Other assets less liabilities—0.3%		18,996,480

Net Assets—100.0%		$5,519,551,366

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAHY Series 39, 5 Year Index, 12/20/2027*	5.00%	Quarterly	6.06%	USD	38,450	$1,525,557	$1,537,902	$(12,345)

* Termination date

CLEARED CENTRALLY INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD	25,420	01/15/2025	2.565%	CPI#	Maturity	$2,191,313	$—	$2,191,313
USD	15,240	01/15/2025	4.028%	CPI#	Maturity	418,597	—	418,597
USD	12,710	01/15/2025	2.585%	CPI#	Maturity	1,085,660	—	1,085,660
USD	12,710	01/15/2025	2.613%	CPI#	Maturity	1,071,906	—	1,071,906
USD	52,790	01/15/2026	CPI#	3.720%	Maturity	(1,438,432)	—	(1,438,432)
USD	40,000	01/15/2027	CPI#	3.320%	Maturity	(1,505,777)	—	(1,505,777)
USD	39,500	01/15/2027	CPI#	3.466%	Maturity	(1,139,285)	(46,159)	(1,093,126)
USD	31,450	01/15/2027	CPI#	3.323%	Maturity	(1,178,249)	—	(1,178,249)
USD	87,590	01/15/2028	1.230%	CPI#	Maturity	14,615,294	—	14,615,294
USD	87,240	01/15/2028	0.735%	CPI#	Maturity	17,599,712	—	17,599,712
USD	94,820	01/15/2029	CPI#	3.290%	Maturity	(1,899,453)	—	(1,899,453)
USD	40,500	01/15/2029	CPI#	3.735%	Maturity	650,555	—	650,555
USD	16,275	01/15/2030	1.572%	CPI#	Maturity	2,492,305	—	2,492,305
USD	16,275	01/15/2030	1.587%	CPI#	Maturity	2,470,633	—	2,470,633
USD	23,500	01/15/2031	2.782%	CPI#	Maturity	1,186,237	—	1,186,237
USD	22,000	01/15/2031	2.680%	CPI#	Maturity	1,324,056	—	1,324,056
USD	19,200	01/15/2031	2.989%	CPI#	Maturity	586,762	—	586,762
USD	20,800	01/15/2032	CPI#	3.064%	Maturity	(331,372)	—	(331,372)
USD	18,300	04/15/2032	CPI#	2.909%	Maturity	(517,921)	—	(517,921)

						$37,682,541	$(46,159)	$37,728,700

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

46	Sanford C. Bernstein Fund, Inc.—2022 Annual Report

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD	51,000	01/15/2027	1 Day SOFR	2.540%	Annual	$(2,297,125)	$—	$(2,297,125)
USD	45,000	01/15/2031	1.323%	3 Month LIBOR	Semi-Annual/Quarterly	8,129,133	—	8,129,133
USD	136,500	04/15/2032	2.569%	1 Day SOFR	Annual	9,777,474	—	9,777,474
USD	54,900	04/15/2032	1.280%	1 Day SOFR	Annual	9,920,772	—	9,920,772
USD	38,200	04/15/2032	2.632%	1 Day SOFR	Annual	2,532,283	—	2,532,283
USD	11,000	04/15/2032	3.082%	1 Day SOFR	Annual	350,764	—	350,764
USD	6,000	04/15/2032	3.069%	1 Day SOFR	Annual	197,568	—	197,568

						$28,610,869	$—	$28,610,869

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	363	$(81,297)	$(33,872)	$(47,425)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,204	(269,970)	(145,114)	(124,856)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	80	(18,030)	(9,399)	(8,631)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	199	(44,592)	(18,750)	(25,842)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	2,451	(549,599)	(284,598)	(265,001)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	2,478	(555,556)	(233,888)	(321,668)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	3,728	(835,828)	(342,844)	(492,984)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	465	(104,157)	(55,752)	(48,405)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	3,231	(724,427)	(288,421)	(436,006)

						$(3,183,456)	$(1,412,638)	$(1,770,818)

* Termination date

INTEREST RATE SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	57,160	10/09/2029	1.125%	SIFMA*	Quarterly	$6,568,374	$—	$6,568,374

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

Schedule of Investments—Diversified Municipal Portfolio	47

(a)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At September 30, 2022, the aggregate market value of these securities amounted to $207,628,668 or 3.8% of net assets.
(b)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2022.
(c)	When-Issued or delayed delivery security.
(d)	IO—Interest Only.
(e)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of September 30, 2022, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 4.8% and 0.0%, respectively.

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

BAM—Build American Mutual

CMBS—Commercial Mortgage-Backed Securities

COP—Certificate of Participation

CPI—Consumer Price Index

DOT—Department of Transportation

ETM—Escrowed to Maturity

LIBOR—London Interbank Offered Rate

MUNIPSA—SIFMA Municipal Swap Index

NATL—National Interstate Corporation

OSF—Order of St. Francis

SOFR—Secured Overnight Financing Rate

UPMC—University of Pittsburgh Medical Center

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

New York Municipal Portfolio

September 30, 2022

Principal Amount (000)		U.S. $ Value

MUNICIPAL OBLIGATIONS–94.9%

Long-Term Municipal Bonds–89.7%
New York–73.1%
Albany County Airport Authority Series 2020-B 5.00%, 12/15/2022	$785	$787,271
5.00%, 12/15/2023	1,050	1,066,770
5.00%, 12/15/2024	855	874,761
5.00%, 12/15/2025	855	880,705
5.00%, 12/15/2026	855	882,550
Battery Park City Authority Series 2013-A 5.00%, 11/01/2022	4,345	4,351,541
Broome County Local Development Corp. (United Health Services Hospitals Obligated Group) AGM Series 2020 3.00%, 04/01/2035	2,220	1,771,093
3.00%, 04/01/2036	2,000	1,567,902
3.00%, 04/01/2037	1,500	1,157,203
4.00%, 04/01/2034	725	677,502
4.00%, 04/01/2038	1,400	1,263,374
4.00%, 04/01/2039	1,400	1,253,865
4.00%, 04/01/2040	1,500	1,332,585
5.00%, 04/01/2032	2,000	2,110,260
5.00%, 04/01/2033	1,000	1,048,515
Buffalo & Erie County Industrial Land Development Corp. (Catholic Health System Obligated Group) Series 2015 5.00%, 07/01/2023	1,000	990,556
Build NYC Resource Corp. (Grand Concourse Acadmey Charter School) Series 2022 5.00%, 07/01/2042	550	524,770
Build NYC Resource Corp. (Integration Charter Schools) Series 2021 5.00%, 06/01/2036(a)	1,050	997,061
5.00%, 06/01/2041(a)	800	742,189
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.00%, 11/01/2023	1,585	1,584,282
5.00%, 11/01/2025	1,750	1,740,099
5.25%, 11/01/2029	1,900	1,888,846

48	Sanford C. Bernstein Fund, Inc.—2022 Annual Report

Principal Amount (000)		U.S. $ Value
Build NYC Resource Corp. (NEW World Preparatory Charter School) Series 2021 4.00%, 06/15/2041	$525	$422,095
City of New York NY Series 2017-1 5.00%, 08/01/2025	1,365	1,428,521
Series 2017-C 5.00%, 08/01/2023	1,075	1,091,063
5.00%, 08/01/2024	1,260	1,300,053
Series 2018-A 5.00%, 08/01/2026	7,690	8,156,346
Series 2018-D 5.00%, 12/01/2038	9,665	10,018,308
Series 2019-B 5.00%, 10/01/2032	4,205	4,521,704
Series 2019-H 5.00%, 01/01/2032	5,615	6,010,892
Series 2020-C 5.00%, 08/01/2034	5,000	5,347,817
5.00%, 08/01/2035	3,750	3,989,369
5.00%, 08/01/2038	4,960	5,213,038
Series 2021 1.396%, 08/01/2027	4,950	4,215,702
Series 2021-D 1.216%, 08/01/2026	6,000	5,268,848
1.623%, 08/01/2028	4,000	3,318,936
County of Albany NY Series 2020-C 5.00%, 11/01/2022	1,915	1,917,795
5.00%, 11/01/2023	1,515	1,544,422
County of Nassau NY Series 2014-A 5.00%, 04/01/2025 (Pre-refunded/ETM)	10,190	10,456,615
Series 2017-C 5.00%, 10/01/2026	8,920	9,417,455
5.00%, 10/01/2027	13,200	14,090,380
County of Suffolk NY Series 2022 5.00%, 09/01/2029	1,770	1,905,165
Dutchess County Local Development Corp. (Bard College) Series 2020-A 5.00%, 07/01/2040(a)	1,900	1,768,634
Series 2020-B 5.918%, 07/01/2039(a)	4,940	4,765,884
Dutchess County Local Development Corp. (Health QuestSystems Obligated Group) Series 2016-B 5.00%, 07/01/2032	4,945	5,003,351
Principal Amount (000)		U.S. $ Value
Hudson Yards Infrastructure Corp. Series 2017-A 5.00%, 02/15/2031	$17,060	$18,012,676
5.00%, 02/15/2032	5,590	5,880,195
Series 2021 4.00%, 02/15/2040	5,000	4,566,943
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2019 5.25%, 01/01/2024(b)(c)	1,250	250,000
Long Island Power Authority Series 2019-B 1.65%, 09/01/2049	9,535	9,113,058
Metropolitan Transportation Authority Series 2016-D 5.00%, 11/15/2027	1,210	1,243,285
Series 2017-B 5.00%, 11/15/2027	5,000	5,177,132
5.00%, 11/15/2028	4,020	4,168,250
Series 2017-C 5.00%, 11/15/2027	9,140	9,463,796
5.00%, 11/15/2028	7,400	7,619,424
5.00%, 11/15/2029	1,705	1,754,095
5.00%, 11/15/2031	39,900	40,558,609
Series 2019-F 5.00%, 11/15/2022	3,230	3,235,899
Series 2021 2.427% (SOFR + 0.43%), 11/01/2026(d)	2,085	2,002,421
AGM Series 2021 2.547% (SOFR + 0.55%), 11/01/2032(d)	3,000	2,928,279
2.797% (SOFR + 0.80%), 11/01/2032(d)	3,715	3,512,722
Metropolitan Transportation Authority (Metropolitan Transportation Authority Dedicated Tax Fund) Series 2012-A 5.00%, 11/15/2024	14,130	14,158,112
Series 2017-A 5.00%, 11/15/2031	2,060	2,190,198
Series 2022-A 4.00%, 11/15/2038	11,605	10,885,279
Monroe County Industrial Development Corp./NY (Rochester Regional Health Obligated Group) Series 2020 5.00%, 12/01/2024	510	518,951
5.00%, 12/01/2028	1,210	1,262,178
Monroe County Industrial Development Corp./NY (St. Ann’s of Greater Rochester Obligated Group) Series 2019 4.00%, 01/01/2030	2,645	2,310,810

Schedule of Investments—New York Municipal Portfolio	49

Principal Amount (000)		U.S. $ Value
Monroe County Industrial Development Corp/NY (Academy of Health Sciences Charter School) Series 2022 5.00%, 07/01/2032(a)	$250	$240,831
5.625%, 07/01/2042(a)	2,000	1,888,325
Nassau County Local Economic Assistance Corp. (Catholic Health Services of Long Island Obligated Group) Series 2014 5.00%, 07/01/2024	4,550	4,638,767
New York City Housing Development Corp. Series 2013-A 5.00%, 07/01/2025 (Pre-refunded/ETM)	2,000	2,027,183
New York City Municipal Water Finance Authority Series 2014-D 5.00%, 06/15/2029	3,000	3,082,538
Series 2015-F 5.00%, 06/15/2028	1,845	1,929,185
Series 2015-G 5.00%, 06/15/2028	11,465	11,988,131
Series 2017 5.00%, 06/15/2038	3,725	3,870,475
Series 2017-E 5.00%, 06/15/2037	1,795	1,867,926
Series 2018-AA 5.00%, 06/15/2024	8,280	8,536,877
Series 2019-D 5.00%, 06/15/2024	1,005	1,008,638
Series 2019-F 5.00%, 06/15/2040	6,190	6,444,161
Series 2021-B 4.00%, 06/15/2039	2,000	1,893,513
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2018-S 5.00%, 07/15/2031	2,025	2,188,804
5.00%, 07/15/2032	16,040	17,199,143
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2012-B 5.00%, 11/01/2023	2,100	2,102,952
5.00%, 11/01/2024	8,705	8,717,238
Series 2012-D 5.00%, 11/01/2023	11,025	11,040,499
Series 2014-A 5.00%, 08/01/2027	1,655	1,699,309
5.00%, 08/01/2029	5,000	5,128,511
Principal Amount (000)		U.S. $ Value
Series 2014-C 5.00%, 11/01/2026	$6,345	$6,496,061
Series 2014-D1 5.00%, 02/01/2028	7,110	7,248,021
5.00%, 02/01/2029	2,425	2,471,127
Series 2015-C 5.00%, 11/01/2026	20,000	20,788,986
Series 2016-B 5.00%, 08/01/2031	2,200	2,306,777
Series 2017-F 5.00%, 05/01/2032	1,220	1,279,801
Series 2020 4.00%, 05/01/2037	3,065	2,930,748
5.00%, 11/01/2027	2,580	2,776,389
Series 2021-A 5.00%, 11/01/2023	6,770	6,905,083
Series 2022 4.00%, 02/01/2040	2,220	2,075,353
4.00%, 02/01/2041	14,250	13,240,603
Series 2022-F 4.00%, 02/01/2038	1,000	946,441
New York Liberty Development Corp. (One Bryant Park LLC) Series 2019 2.45%, 09/15/2069	20,000	17,727,082
2.625%, 09/15/2069	22,240	18,321,474
2.80%, 09/15/2069	6,470	5,308,838
New York Liberty Development Corp. (Port Authority of New York & New Jersey) Series 2021-1 3.00%, 02/15/2042	20,000	14,882,818
New York State Dormitory Authority Series 2014 5.00%, 02/15/2029 (Pre-refunded/ETM)	40	40,933
Series 2015-E 5.00%, 03/15/2023 (Pre-refunded/ETM)	4,380	4,419,112
Series 2017 5.00%, 02/15/2025 (Pre-refunded/ETM)	2,775	2,886,985
Series 2020-A 5.00%, 03/15/2024 (Pre-refunded/ETM)	6,475	6,649,817
New York State Dormitory Authority AGM Series 2020 5.00%, 10/01/2026 (Pre-refunded/ETM)	5	5,327
5.00%, 10/01/2029 (Pre-refunded/ETM)	5	5,452
Series 2021 1.187%, 03/15/2026 (Pre-refunded/ETM)	5,500	4,908,003
New York State Dormitory Authority (Garnet Health Medical Center Obligated Group) Series 2017 5.00%, 12/01/2023(a)	1,400	1,410,739

50	Sanford C. Bernstein Fund, Inc.—2022 Annual Report

Principal Amount (000)		U.S. $ Value
5.00%, 12/01/2024(a)	$1,700	$1,723,171
5.00%, 12/01/2026(a)	1,500	1,530,156
New York State Dormitory Authority (Icahn School of Medicine at Mount Sinai) Series 2015-A 5.00%, 07/01/2026	3,745	3,866,006
New York State Dormitory Authority (Iona College) Series 2022-2 5.00%, 07/01/2024	555	564,140
5.00%, 07/01/2026	620	638,123
5.00%, 07/01/2027	325	335,892
5.00%, 07/01/2029	500	519,276
5.00%, 07/01/2030	300	311,189
5.00%, 07/01/2031	320	330,481
5.00%, 07/01/2032	280	287,573
New York State Dormitory Authority (New York State Dormitory Authority Lease) AGM Series 2020 5.00%, 10/01/2026	3,045	3,227,630
5.00%, 10/01/2029	2,130	2,311,401
New York State Dormitory Authority (New York State Sales Tax) Series 2015-A 5.00%, 03/15/2023	2,215	2,234,294
New York State Dormitory Authority (New York University) Series 2015-A 5.00%, 07/01/2023	2,040	2,068,877
Series 2019-A 5.00%, 07/01/2032	2,975	3,233,202
New York State Dormitory Authority (Northwell Health Obligated Group) Series 2022 4.00%, 05/01/2039	2,500	2,263,763
4.00%, 05/01/2040	6,000	5,389,989
New York State Dormitory Authority (Rochester Institute of Technology) Series 2020-A 5.00%, 07/01/2023	1,000	1,012,313
5.00%, 07/01/2026	1,000	1,056,560
New York State Dormitory Authority (St. John’s University/NY) Series 2015-A 5.00%, 07/01/2024	1,130	1,155,303
Series 2021-A 4.00%, 07/01/2031	1,400	1,375,506
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2014 5.00%, 02/15/2029	11,385	11,618,323
Series 2014-A 5.00%, 02/15/2028	2,400	2,450,473
Principal Amount (000)		U.S. $ Value
Series 2014-C 5.00%, 03/15/2028	$12,485	$12,763,060
5.00%, 03/15/2029	2,010	2,053,623
Series 2015-B 5.00%, 02/15/2023	1,160	1,168,271
Series 2020-D 5.00%, 02/15/2034	9,425	10,050,809
Series 2021-A 5.00%, 03/15/2036	3,775	4,014,079
Series 2022-A 4.00%, 03/15/2042	10,000	9,150,500
AMBAC INS Series 2005-B 5.50%, 03/15/2023	5,000	5,054,567
New York State Dormitory Authority (Wagner College) Series 2022 5.00%, 07/01/2037	1,000	969,461
5.00%, 07/01/2039	1,500	1,439,890
5.00%, 07/01/2042	1,630	1,541,958
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority) Series 2019-B 5.00%, 06/15/2027	445	480,043
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2014-J 5.00%, 01/01/2026	18,900	19,224,014
5.00%, 01/01/2027	15,000	15,248,006
Series 2014-K 5.00%, 01/01/2026	1,310	1,351,074
5.00%, 01/01/2028	3,035	3,120,253
Series 2019-M 2.90%, 01/01/2035	8,775	7,177,256
New York State Thruway Authority (State of New York Pers Income Tax) Series 2022-A 5.00%, 03/15/2039	7,250	7,660,079
New York State Urban Development Corp. 5.00%, 09/15/2029	6,800	7,437,112
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2016-A 5.00%, 03/15/2028	5,010	5,256,680
Series 2020-A 4.00%, 03/15/2038	4,350	4,042,318
Series 2020-E 4.00%, 03/15/2043	4,650	4,195,579

Schedule of Investments—New York Municipal Portfolio	51

Principal Amount (000)		U.S. $ Value
New York State Urban Development Corp. (State of New York Sales Tax Revenue) Series 2021-A 5.00%, 03/15/2036	$4,000	$4,265,775
New York Transportation Development Corp. (American Airlines, Inc.) Series 2016 5.00%, 08/01/2026	1,395	1,395,000
5.00%, 08/01/2031	2,985	2,986,357
Series 2021 2.25%, 08/01/2026	1,625	1,497,990
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 5.00%, 01/01/2027	2,165	2,174,088
5.00%, 01/01/2030	24,445	24,265,605
5.00%, 01/01/2032	2,355	2,307,601
5.00%, 01/01/2036	2,000	1,913,720
New York Transportation Development Corp. (Empire State Thruway Partners LLC) Series 2021 4.00%, 10/31/2034	500	442,618
4.00%, 10/31/2041	2,075	1,709,049
New York Transportation Development Corp. (JFK International Air Terminal LLC) Series 2020 5.00%, 12/01/2027	2,210	2,257,525
5.00%, 12/01/2030	1,010	1,029,622
5.00%, 12/01/2031	400	404,570
5.00%, 12/01/2032	1,035	1,043,516
5.00%, 12/01/2036	1,050	1,022,606
Series 2022 4.00%, 12/01/2042	1,000	809,181
5.00%, 12/01/2031	2,005	2,030,164
5.00%, 12/01/2040	5,400	5,189,611
5.00%, 12/01/2041	3,670	3,514,971
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016-A 5.25%, 01/01/2050	2,535	2,457,518
New York Transportation Development Corp. (Terminal One Group Association LP) Series 2015 5.00%, 01/01/2023	965	967,155
Principal Amount (000)		U.S. $ Value
Niagara Area Development Corp. (Covanta Holding Corp.) Series 2018-A 4.75%, 11/01/2042(a)	$1,000	$871,013
Series 2018-B 3.50%, 11/01/2024(a)	3,400	3,314,249
Niagara Falls City School District Series 2016 5.00%, 06/15/2024	4,055	4,144,319
5.00%, 06/15/2025	3,660	3,781,979
Onondaga Civic Development Corp. (Le Moyne College) Series 2022 4.00%, 07/01/2034	300	270,059
4.00%, 07/01/2036	350	309,048
4.00%, 07/01/2039	450	385,347
Port Authority of New York & New Jersey Series 2013-178 5.00%, 12/01/2023	10,480	10,643,441
Series 2014 5.00%, 09/01/2023	5,080	5,143,048
5.00%, 09/01/2027	7,500	7,626,095
Series 2014-1 5.00%, 10/15/2023	3,455	3,503,296
Series 2014-186 5.00%, 10/15/2022	5,000	5,002,889
Series 2015 5.00%, 10/15/2022	2,135	2,136,233
5.00%, 10/15/2023	5,850	5,931,775
5.00%, 10/15/2026	8,405	8,653,610
Series 2017 5.00%, 10/15/2028	6,925	7,166,982
Series 2018-2 5.00%, 09/15/2025	3,040	3,137,078
5.00%, 09/15/2027	9,340	9,744,940
Series 2019 5.00%, 11/01/2035	3,135	3,195,441
5.00%, 11/01/2036	5,365	5,454,198
Series 2020-2 5.00%, 07/15/2033	3,000	3,112,043
5.00%, 07/15/2034	13,030	13,423,179
5.00%, 07/15/2035	2,260	2,308,274
Series 2021-2 5.00%, 10/15/2022	3,000	3,001,733
5.00%, 10/15/2023	2,750	2,788,441
Sales Tax Asset Receivable Corp. Series 2014-A 5.00%, 10/15/2025 (Pre-refunded/ETM)	6,075	6,287,542
5.00%, 10/15/2026 (Pre-refunded/ETM)	7,065	7,312,179
Suffolk County Economic Development Corp. (Peconic Landing at Southold, Inc.) Series 2020 5.00%, 12/01/2029	500	512,196
5.00%, 12/01/2034	1,000	1,010,724

52	Sanford C. Bernstein Fund, Inc.—2022 Annual Report

Principal Amount (000)		U.S. $ Value
Suffolk Tobacco Asset Securitization Corp. Series 2021 0.45%, 06/01/2031	$410	$406,337
4.00%, 06/01/2035	2,300	2,109,787
4.00%, 06/01/2036	2,425	2,204,313
4.00%, 06/01/2037	1,170	1,051,708
4.00%, 06/01/2050	2,500	2,117,501
5.00%, 06/01/2034	2,275	2,326,030
Town of Oyster Bay NY Series 2018 5.00%, 02/15/2023	2,185	2,198,428
Triborough Bridge & Tunnel Authority Series 2012-B 5.00%, 11/15/2023	18,000	18,037,850
Series 2013-A 5.00%, 11/15/2028	5,000	5,050,653
Series 2013-B 5.00%, 11/15/2022	7,525	7,542,189
Series 2021-A
5.00%, 11/01/2025	2,505	2,622,888
Series 2021-B 2.377% (SOFR + 0.38%), 01/01/2032(d)	5,095	5,053,835
Triborough Bridge & Tunnel Authority (Metropolitan Transportation Authority Payroll Mobility Tax Revenue) Series 2021 5.00%, 05/15/2050	15,035	15,713,495
Series 2021-A 2.00%, 05/15/2045	9,185	8,926,473
2.511%, 05/15/2035	10,000	7,620,617
Series 2021-C 5.00%, 05/15/2039	5,000	5,247,924
Series 2022 5.00%, 05/15/2030	2,500	2,752,478
5.00%, 05/15/2032	5,000	5,554,311
5.00%, 05/15/2033	1,000	1,095,389
5.00%, 05/15/2034	1,590	1,727,046
5.00%, 05/15/2035	1,000	1,074,687
5.00%, 05/15/2036	1,000	1,070,978
5.00%, 05/15/2041	1,750	1,825,276
Series 2022-A 5.00%, 08/15/2024	20,000	20,670,594
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute) Series 2020 5.00%, 09/01/2031	2,570	2,706,559
5.00%, 09/01/2032	3,460	3,630,252
5.00%, 09/01/2033	2,365	2,467,717
Trust for Cultural Resources of The City of New York (The) (Lincoln Center for the Performing Arts, Inc.) Series 2016-A 5.00%, 12/01/2026	7,175	7,626,851
Principal Amount (000)		U.S. $ Value
Series 2020 5.00%, 12/01/2031	$1,800	$1,967,655
5.00%, 12/01/2032	2,000	2,170,475
Trust for Cultural Resources of The City of New York (The) (Lincoln Center for the Performing Arts, Inc.) Series 2020 4.00%, 12/01/2033	1,140	1,090,433
TSASC, Inc./NY Series 2017-A 5.00%, 06/01/2023	1,000	1,011,315
Utility Debt Securitization Authority Series 2013-T 5.00%, 06/15/2026	2,800	2,853,632
Westchester County Local Development Corp. (Kendal on Hudson Obligated Group) Series 2022 5.00%, 01/01/2027(e)	520	531,856
5.00%, 01/01/2032(e)	520	525,389
5.00%, 01/01/2037(e)	530	523,647
5.00%, 01/01/2041(e)	720	697,841

		1,053,565,656

Alabama–0.7%
Southeast Alabama Gas Supply District (The) (Goldman Sachs Group, Inc. (The)) Series 2018-A 4.00%, 04/01/2049	10,000	9,967,308

American Samoa–0.1%
American Samoa Economic Development Authority (Territory of American Samoa) Series 2018 6.50%, 09/01/2028(a)	1,055	1,138,745

Colorado–1.2%
City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/2032	2,425	2,307,889
Colorado Health Facilities Authority (CommonSpirit Health) Series 2019-A 5.00%, 08/01/2031	5,265	5,403,330
5.00%, 08/01/2033	6,030	6,092,389
5.00%, 08/01/2034	4,000	4,016,528
Vauxmont Metropolitan District AGM Series 2020 5.00%, 12/01/2050	160	166,565

		17,986,701

Schedule of Investments—New York Municipal Portfolio	53

Principal Amount (000)		U.S. $ Value
Connecticut–1.7%
State of Connecticut Series 2018-B 5.00%, 04/15/2025	$14,565	$15,155,688
Series 2018-C 5.00%, 06/15/2027	4,690	5,017,050
Series 2018-F 5.00%, 09/15/2027	4,025	4,318,893

		24,491,631

Florida–0.1%
County of Osceola FL Transportation Revenue Series 2020-A
Zero Coupon, 10/01/2030	100	66,646
Zero Coupon, 10/01/2032	100	59,304
Zero Coupon, 10/01/2033	100	55,768
Zero Coupon, 10/01/2034	110	57,729
Volusia County School Board (Volusia County School Board COP) Series 2014-B 5.00%, 08/01/2026	1,000	1,026,773

		1,266,220

Georgia–0.2%
Municipal Electric Authority of Georgia Series 2019 5.00%, 01/01/2031	905	945,983
5.00%, 01/01/2032	565	585,693
5.00%, 01/01/2035	1,185	1,187,658

		2,719,334

Guam–1.8%
Antonio B Won Pat International Airport Authority Series 2021-A 3.099%, 10/01/2028	665	575,293
3.189%, 10/01/2029	550	465,824
3.339%, 10/01/2030	450	376,532
Series 2023 5.125%, 10/01/2034(e)	250	228,269
5.25%, 10/01/2031(e)	1,025	981,342
5.25%, 10/01/2035(e)	265	242,171
5.375%, 10/01/2033(e)	525	495,006
Guam Government Waterworks Authority Series 2017 5.00%, 07/01/2028	1,250	1,291,279
5.00%, 07/01/2030	1,000	1,030,334
5.00%, 07/01/2031	2,000	2,054,951
Guam Power Authority Series 2017-A 5.00%, 10/01/2025	2,980	3,062,933
5.00%, 10/01/2026	1,225	1,266,533
5.00%, 10/01/2027	1,230	1,277,552
Series 2022-A 5.00%, 10/01/2023	1,250	1,263,809
Principal Amount (000)		U.S. $ Value
Territory of Guam Series 2019 5.00%, 11/15/2031	$270	$254,939
Territory of Guam (Guam Section 30 Income Tax) Series 2016-A 5.00%, 12/01/2029	620	619,049
5.00%, 12/01/2030	1,000	992,701
5.00%, 12/01/2032	925	905,087
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2015-D 5.00%, 11/15/2023	1,865	1,872,163
5.00%, 11/15/2025	1,555	1,560,439
5.00%, 11/15/2031	3,730	3,672,040
Series 2021-F 5.00%, 01/01/2030	1,000	996,984

		25,485,230

Illinois–2.9%
Chicago Board of Education Series 2017-C 5.00%, 12/01/2023	8,160	8,247,829
Illinois Finance Authority (Illinois Institute of Technology) Series 2019 5.00%, 09/01/2023	130	130,883
5.00%, 09/01/2026	150	152,980
5.00%, 09/01/2027	145	148,068
5.00%, 09/01/2029	225	230,332
5.00%, 09/01/2032	365	366,889
5.00%, 09/01/2033	200	199,914
5.00%, 09/01/2034	225	222,181
Metropolitan Pier & Exposition Authority Series 2017-B 5.00%, 12/15/2028	2,000	2,038,769
State of Illinois Series 2012 5.00%, 08/01/2023	3,370	3,403,635
Series 2013 5.50%, 07/01/2025	7,435	7,512,669
Series 2017-A 5.00%, 12/01/2024	2,105	2,140,138
Series 2017-D 5.00%, 11/01/2023	7,505	7,593,942
5.00%, 11/01/2024	5,580	5,672,190
Series 2018-A 5.00%, 10/01/2024	2,910	2,957,495
Series 2018-B 5.00%, 05/01/2024	1,405	1,426,057

		42,443,971

Kentucky–0.3%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) Series 2019 5.00%, 02/01/2026	350	359,138

54	Sanford C. Bernstein Fund, Inc.—2022 Annual Report

Principal Amount (000)		U.S. $ Value
5.00%, 02/01/2027	$375	$387,245
5.00%, 02/01/2030	210	219,097
5.00%, 02/01/2031	275	281,048
Kentucky Economic Development Finance Authority (CommonSpirit Health) Series 2019-A 5.00%, 08/01/2033	1,000	1,010,347
5.00%, 08/01/2034	1,635	1,641,756
5.00%, 08/01/2035	555	556,248

		4,454,879

Louisiana–0.1%
Parish of St. James LA (NuStar Logistics LP) Series 2020 5.85%, 08/01/2041(a)	240	246,201
6.10%, 06/01/2038(a)	345	367,069
6.10%, 12/01/2040(a)	460	489,425

		1,102,695

Michigan–1.1%
City of Detroit MI Series 2018 5.00%, 04/01/2029	250	256,136
5.00%, 04/01/2032	1,005	1,017,180
Michigan Strategic Fund (Michigan Strategic Fund –I 75 Improvement Project)
Series 2018 5.00%, 12/31/2029	8,600	8,627,254
5.00%, 12/31/2030	4,000	3,987,565
5.00%, 06/30/2032	1,690	1,660,414

		15,548,549

Missouri–0.0%
Howard Bend Levee District
XLCA INS Series 2005 5.75%, 03/01/2025	120	121,462
5.75%, 03/01/2027	275	278,764

		400,226

Nevada–0.1%
City of Sparks NV (City of Sparks NV Sales Tax) Series 2019-A 2.50%, 06/15/2024(a)	385	370,299
2.75%, 06/15/2028(a)	715	626,641

		996,940

New Jersey–2.7%
New Jersey Economic Development Authority Series 2013 5.00%, 03/01/2028 (Pre-refunded/ETM)	1,445	1,455,876
Principal Amount (000)		U.S. $ Value
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2024	$5,030	$5,136,631
5.00%, 06/15/2027	5,000	5,227,557
Series 2018-A 5.00%, 06/15/2028	11,680	12,165,838
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2018-A 5.00%, 12/15/2030	3,360	3,484,269
Series 2019-B 5.00%, 06/15/2030	1,500	1,557,939
5.00%, 06/15/2034	2,360	2,387,431
Series 2019-BB1 5.00%, 06/15/2034	2,900	2,933,707
AMBAC INS Series 2005-B 5.25%, 12/15/2023	4,700	4,801,465

		39,150,713

Pennsylvania–0.3%
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 07/01/2023	1,690	1,701,771
5.00%, 07/01/2024	2,085	2,117,581

		3,819,352

Puerto Rico–1.1%
Commonwealth of Puerto Rico Series 2021-A
Zero Coupon, 07/01/2024	959	881,214
Zero Coupon, 07/01/2033	2,420	1,333,889
4.00%, 07/01/2033	675	593,596
5.25%, 07/01/2023	465	467,068
5.375%, 07/01/2025	870	878,412
5.625%, 07/01/2027	3,150	3,215,413
5.625%, 07/01/2029	1,070	1,094,389
5.75%, 07/01/2031	285	290,558
Puerto Rico Electric Power Authority AGM Series 2007-V 5.25%, 07/01/2031	1,390	1,376,800
Puerto Rico Highway & Transportation Authority AGC Series 2007-N 5.25%, 07/01/2034	1,580	1,546,687
5.25%, 07/01/2036	1,515	1,479,745
AGM Series 2007-C 5.50%, 07/01/2031	1,000	1,007,774

Schedule of Investments—New York Municipal Portfolio	55

Principal Amount (000)		U.S. $ Value
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018-A
Zero Coupon, 07/01/2024	$1,406	$1,299,031

		15,464,576

South Carolina–0.3%
South Carolina Public Service Authority Series 2021-B 4.00%, 12/01/2038	2,125	1,873,992
5.00%, 12/01/2040	2,500	2,488,883

		4,362,875

Tennessee–0.6%
Chattanooga Health Educational & Housing Facility Board (CommonSpirit Health) Series 2019-A 5.00%, 08/01/2031	1,500	1,539,410
5.00%, 08/01/2033	1,000	1,010,347
5.00%, 08/01/2034	1,000	1,004,132
Tennergy Corp./TN (Royal Bank of Canada) Series 2019-A 5.00%, 02/01/2050	4,735	4,835,106

		8,388,995

Texas–0.4%
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2018 5.00%, 07/15/2028	1,750	1,748,998
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/2031(a)	4,540	4,469,494

		6,218,492

Washington–0.6%
Washington Health Care Facilities Authority (CommonSpirit Health) Series 2019-A 5.00%, 08/01/2032	2,165	2,201,734
5.00%, 08/01/2033	2,595	2,621,849
5.00%, 08/01/2034	2,520	2,530,413
Washington State Housing Finance Commission Series 2021-1, Class A 3.50%, 12/20/2035	981	832,419
Washington State Housing Finance Commission Series 2021-1, Class X 0.726%, 12/20/2035(f)	981	49,927

		8,236,342

Principal Amount (000)		U.S. $ Value
Wisconsin–0.3%
UMA Education, Inc. Series 2019 5.00%, 10/01/2022(a)	$240	$240,000
5.00%, 10/01/2023(a)	260	260,173
5.00%, 10/01/2025(a)	995	991,449
5.00%, 10/01/2026(a)	1,050	1,042,885
5.00%, 10/01/2027(a)	1,090	1,077,693
5.00%, 10/01/2028(a)	900	884,480
5.00%, 10/01/2029(a)	275	269,168

		4,765,848

Total Long-Term Municipal Bonds (cost $1,393,722,616)		1,291,975,278

Short-Term Municipal Notes–5.2%
New York–5.0%
Build NYC Resource Corp. (Asia Society (The)) Series 2015 2.56%, 04/01/2045(g)	1,745	1,745,000
City of New York NY Series 2008-L 2.78%, 04/01/2038(g)	530	530,000
Series 2009-B 2.60%, 09/01/2027(g)	5,850	5,850,000
Series 2016 2.60%, 08/01/2044(g)	8,995	8,995,000
Dutchess County Industrial Development Agency (Marist College) Series 2008 2.56%, 07/01/2038(g)	1,230	1,230,000
New York City Health and Hospitals Corp. Series 2008-B 2.31%, 02/15/2031(g)	10,000	10,000,000
Series 2008-E 2.61%, 02/15/2026(g)	2,520	2,520,000
New York City Health and Hospitals Corp. (HHC Capital Corp.) Series 2008-C 2.62%, 02/15/2031(g)	2,000	2,000,000
New York City Housing Development Corp. Series 2008 2.43%, 04/15/2035(g)	4,100	4,100,000
New York City Housing Development Corp. (201 Pearl LLC) Series 2006-A 2.20%, 10/15/2041(g)	8,800	8,800,000
New York City Housing Development Corp. (Queenswood Apartments LP) Series 2001-A 2.43%, 04/01/2031(g)	1,300	1,300,000

56	Sanford C. Bernstein Fund, Inc.—2022 Annual Report

Principal Amount (000)		U.S. $ Value
New York State Dormitory Authority (Royal Charter Properties-East, Inc.) Series 2008 2.43%, 11/15/2036(g)	$2,290	$2,290,000
New York State Housing Finance Agency Series 2006 2.20%, 11/15/2036(g)	6,400	6,400,000
New York State Housing Finance Agency (8 East 102nd Street LLC) Series 2012 2.63%, 05/01/2044(g)	3,140	3,140,000
New York State Housing Finance Agency (Liberty Street Realty LLC) Series 2005 2.43%, 05/01/2035(g)	2,100	2,100,000
Triborough Bridge & Tunnel Authority Series 2018-C 2.74%, 01/01/2032(g)	7,570	7,570,000
Trust for Cultural Resources of The City of New York (The) (New York Botanical Garden (The)) Series 2009 2.53%, 07/01/2032(g)	2,695	2,695,000

		71,265,000

Ohio–0.2%
State of Ohio Series 2004 2.32%, 02/01/2023(g)	3,020	3,020,000

Total Short-Term Municipal Notes (cost $74,285,000)		74,285,000

Total Municipal Obligations (cost $1,468,007,616)		1,366,260,278

GOVERNMENTS–TREASURIES–0.1%
United States–0.1%
U.S. Treasury Notes 2.625%, 02/15/2029(h) (cost $2,484,655)	2,377	2,190,554

CORPORATES–INVESTMENT GRADE–0.1%

Industrial–0.1%
Consumer Cyclical–Automotive–0.1%
General Motors Financial Co., Inc. 3.443% (SOFR+ 1.30%), 04/07/2025(d) (cost $2,000,000)	2,000	1,957,540

Principal Amount (000)		U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS–0.1%
Risk Share Floating Rate–0.1%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 7.334% (LIBOR 1 Month + 4.25%), 11/25/2023(d)	$132	$133,593
Series 2014-DN3, Class M3 7.084% (LIBOR 1 Month + 4.00%), 08/25/2024(d)	100	100,674
Series 2019-DNA3, Class M2 5.134% (LIBOR 1 Month + 2.05%), 07/25/2049(a)(d)	106	104,187
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 2M2 5.984% (LIBOR 1 Month + 2.90%), 07/25/2024(d)	97	97,694
Series 2015-C02, Class 1M2 7.084% (LIBOR 1 Month + 4.00%), 05/25/2025(d)	99	100,845
Series 2016-C01, Class 1M2 9.834% (LIBOR 1 Month + 6.75%), 08/25/2028(d)	243	257,060
Series 2016-C02, Class 1M2 9.084% (LIBOR 1 Month + 6.00%), 09/25/2028(d)	56	58,245
Series 2016-C03, Class 1M2 8.384% (LIBOR 1 Month + 5.30%), 10/25/2028(d)	95	97,279

Total Collateralized Mortgage Obligations (cost $914,303)		949,577

Total Investments—95.2% (cost $1,473,406,574)		1,371,357,949

Other assets less liabilities—4.8%		69,086,141

Net Assets—100.0%		$1,440,444,090

Schedule of Investments—New York Municipal Portfolio	57

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD	7,130	01/15/2025	2.565%	CPI#	Maturity	$614,637	$—	$614,637
USD	4,070	01/15/2025	4.028%	CPI#	Maturity	111,791	—	111,791
USD	3,565	01/15/2025	2.585%	CPI#	Maturity	304,514	—	304,514
USD	3,565	01/15/2025	2.613%	CPI#	Maturity	300,656	—	300,656
USD	16,830	01/15/2026	CPI#	3.720%	Maturity	(458,587)	—	(458,587)
USD	10,700	01/15/2027	CPI#	3.466%	Maturity	(308,616)	(12,502)	(296,114)
USD	10,500	01/15/2027	CPI#	3.320%	Maturity	(395,266)	—	(395,266)
USD	8,430	01/15/2027	CPI#	3.323%	Maturity	(315,823)	—	(315,823)
USD	27,600	01/15/2028	1.230%	CPI#	Maturity	4,605,344	—	4,605,344
USD	23,260	01/15/2028	0.735%	CPI#	Maturity	4,692,450	—	4,692,450
USD	27,050	01/15/2029	CPI#	3.290%	Maturity	(541,871)	—	(541,871)
USD	10,810	01/15/2029	CPI#	3.735%	Maturity	173,642	—	173,642
USD	4,375	01/15/2030	1.572%	CPI#	Maturity	669,974	—	669,974
USD	4,375	01/15/2030	1.587%	CPI#	Maturity	664,149	—	664,149
USD	6,400	01/15/2031	2.782%	CPI#	Maturity	323,060	—	323,060
USD	5,830	01/15/2031	2.680%	CPI#	Maturity	350,875	—	350,875
USD	5,150	01/15/2031	2.989%	CPI#	Maturity	157,387	—	157,387
USD	5,600	01/15/2032	CPI#	3.064%	Maturity	(89,216)	—	(89,216)
USD	5,400	04/15/2032	CPI#	2.909%	Maturity	(152,829)	—	(152,829)

						$10,706,271	$(12,502)	$10,718,773

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
USD	25,000	01/15/2027	1 Day SOFR	2.540%	Annual	$(1,126,042)	$—	$(1,126,042)
USD	8,000	01/15/2031	1.323%	3 Month LIBOR	Semi-Annual/ Quarterly	1,445,179	—	1,445,179
USD	43,200	04/15/2032	2.569%	1 Day SOFR	Annual	3,094,409	—	3,094,409
USD	13,400	04/15/2032	1.280%	1 Day SOFR	Annual	2,421,464	—	2,421,464
USD	13,200	04/15/2032	2.632%	1 Day SOFR	Annual	875,030	—	875,030
USD	5,000	04/15/2032	3.082%	1 Day SOFR	Annual	159,438	—	159,438
USD	1,400	04/15/2032	3.069%	1 Day SOFR	Annual	46,099	—	46,099

						$6,915,577	$—	$6,915,577

58	Sanford C. Bernstein Fund, Inc.—2022 Annual Report

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	121	$(27,206)	$(11,335)	$(15,871)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	402	(90,151)	(48,458)	(41,693)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	27	(5,956)	(3,105)	(2,851)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	67	(14,971)	(6,295)	(8,676)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	820	(183,844)	(95,200)	(88,644)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	826	(185,293)	(78,008)	(107,285)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,245	(279,146)	(114,501)	(164,645)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	155	(34,773)	(18,613)	(16,160)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,079	(241,959)	(96,333)	(145,626)

						$(1,063,299)	$(471,848)	$(591,451)

* Termination date

INTEREST RATE SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	16,980	10/09/2029	1.125%	SIFMA	*	Quarterly	$1,951,207	$—	$1,951,207

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At September 30, 2022, the aggregate market value of these securities amounted to $31,830,161 or 2.2% of net assets.
(b)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(c)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.02% of net assets as of September 30, 2022, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2019 5.25%, 01/01/2024	11/13/2014	$1,250,438	$250,000	0.02%

Schedule of Investments—New York Municipal Portfolio	59

(d)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2022.
(e)	When-Issued or delayed delivery security.
(f)	IO—Interest Only.
(g)	Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.
(h)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

As of September 30, 2022, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 2.9% and 0.0%, respectively.

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

AMBAC—Ambac Assurance Corporation

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

COP—Certificate of Participation

CPI—Consumer Price Index

ETM—Escrowed to Maturity

LIBOR—London Interbank Offered Rate

SOFR—Secured Overnight Financing Rate

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

60	Sanford C. Bernstein Fund, Inc.—2022 Annual Report

SCB–MU–1945–0922

SEP    09.30.22

ANNUAL REPORT

AB BOND FUNDS

+	AB INTERMEDIATE DURATION PORTFOLIO
+	AB SHORT DURATION PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE ADVISER

Dear Shareholder,

We’re pleased to provide this report for the AB Bond Funds: Intermediate Duration and Short Duration Portfolios (each a “Portfolio,” and collectively, the “Portfolios”). Please review the discussion of Portfolio performance, the market conditions during the reporting period and the Portfolios’ investment strategies.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Onur Erzan

Senior Vice President of the Adviser

abfunds.com	AB BOND FUNDS | 1

ANNUAL REPORT

November 14, 2022

This report provides management’s discussion of fund performance for the AB Bond Funds: Intermediate Duration and Short Duration Portfolios for the annual reporting period ended September 30, 2022.

The investment objective of the Intermediate Duration Portfolio is to provide safety of principal and a moderate to high rate of income that is subject to taxes. The investment objective of the Short Duration Portfolio is to provide safety of principal and a moderate rate of income that is subject to taxes.

NAV RETURNS AS OF SEPTEMBER 30, 2022 (unaudited)

	6 Months	12 Months

AB INTERMEDIATE DURATION PORTFOLIO

Class A Shares	-9.84%	-15.54%

Advisor Class Shares[1]	-9.74%	-15.33%

Class Z Shares[1,2]	-9.61%	-15.17%

Bloomberg US Aggregate Bond Index	-9.22%	-14.60%

AB SHORT DURATION PORTFOLIO

Class A Shares	-2.41%	-5.49%

Class C Shares	-2.48%	-5.49%

ICE BofA 1-3 Year US Treasury Index	-2.06%	-4.86%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

2

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the Financial Highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

INVESTMENT RESULTS

The preceding tables show performance for each Portfolio compared to their benchmarks, the Bloomberg US Aggregate Bond Index for the Intermediate Duration Portfolio, and the Intercontinental Exchange Bank of America (“ICE BofA”) 1-3 Year US Treasury Index for the Short Duration Portfolio, for the six- and 12-month periods ended September 30, 2022.

During both periods, all share classes of the Intermediate Duration Portfolio underperformed the benchmark, before sales charges. In the 12-month period, overweights to the five- and 10-year parts of the yield curve were the primary detractor, relative to the benchmark, partially offset by an

2 | AB BOND FUNDS	abfunds.com

overweight to the six-month part of the curve and an underweight to the 20-year part of the yield curve. Security selection also detracted, mostly due to losses from selection within investment-grade corporate bonds, asset-backed securities and US agency mortgages that were partially offset by gains from selection within commercial mortgage-backed securities (“CMBS”) and the utilization of high-yield credit default swaps. Sector allocation contributed, due to underweights to US agency mortgages and investment-grade corporate bonds, an overweight to asset-backed securities and exposure to investment-grade credit default swaps that exceeded a loss from exposure to agency risk-sharing securities. Currency decisions also contributed, mostly from short positions in the Swedish krona and offshore Chinese renminbi. Country allocation did not have a material impact on returns during the period.

During the six-month period, security selection detracted the most from performance, as selection within investment-grade corporate bonds and asset-backed securities detracted more than a gain from selection within CMBS. Country allocation also detracted due to exposure to Japan and the UK that outweighed exposure to the eurozone. Yield-curve positioning was a minor detractor. Currency decisions contributed, from short positions in the offshore Chinese renminbi, Australian dollar and Canadian dollar. Sector allocation also contributed, from an underweight to US agency mortgages, an overweight to asset-backed securities and exposure to high-yield credit default swaps, which offset losses from exposure to collateralized loan obligations and high-yield corporate bonds in the US and eurozone.

During both periods, all share classes of the Short Duration Portfolio underperformed the benchmark, before sales charges. Over the 12-month period, security selection within investment-grade corporate bonds was the largest detractor, relative to the benchmark. Country allocation also detracted, as exposure to Japan and the UK was mostly offset by a gain from exposure to the eurozone. Yield-curve positioning on the two-year part of the yield curve contributed, along with sector exposure to inflation-linked securities in the US and CMBS that exceeded a sector loss from exposure to investment-grade corporate bonds. Currency decisions did not materially impact performance during the period.

During the six-month period, sector allocation was the greatest detractor, as allocation to collateralized loan obligations and investment-grade corporate bonds were partially offset by a gain from the utilization of high-yield credit default swaps. Country allocation also detracted, as exposure to Japan and the UK was partially offset by a gain from an allocation to the eurozone. Security selection within investment-grade corporate bonds was a minor detractor. Yield-curve positioning on the two- to 10-year parts of the curve contributed to returns. Currency decisions had no material impact on performance during the period.

abfunds.com	AB BOND FUNDS | 3

During both periods, the Intermediate Duration Portfolio utilized derivatives in the form of interest rate swaps and futures to manage and hedge duration risk and/or to take active yield-curve positioning. Currency forwards were used to hedge foreign currency exposure and to take active currency risk. Inflation swaps were used to hedge inflation and for investment purposes to incorporate the Portfolio’s Senior Investment Management Team’s (the “Team’s”) view on future inflation in the Portfolio. Credit default swaps were utilized to hedge credit risk and as a tool to effectively gain exposure to specific sectors. The utilization of government-agency-related To Be Announced mortgage positions was a significant contributor to the Portfolio’s turnover rate of 122%.

During both periods, the Short Duration Portfolio utilized derivatives in the form of interest rate swaps and futures to manage and hedge duration risk and/or to take active yield-curve positioning. Currency forwards were used to hedge foreign currency exposure and to take active currency risk. Inflation swaps were used to hedge inflation and for investment purposes to incorporate the Team’s view on future inflation in the Portfolio. Credit default swaps were utilized to hedge credit risk and as a tool to effectively gain exposure to specific sectors.

MARKET REVIEW AND INVESTMENT STRATEGY

During the 12-month period ended September 30, 2022, fixed-income government bond market yields increased rapidly, and bond prices fell in all developed markets. Most major central banks aggressively tightened monetary policy by raising short-term interest rates and ending bond purchases to combat high and persistent inflation. Developed-market government bonds fell the most in the UK and eurozone, and by the least in Japan. In credit risk sectors, securitized assets generally outperformed corporate bonds. Investment-grade corporate bonds trailed treasuries, underperforming in the US against US Treasuries, while outperforming in the eurozone relative to eurozone treasuries. High-yield corporate bonds trailed in the US versus US Treasuries while eurozone high yield outperformed eurozone treasuries. Investment-grade emerging-market corporate bonds slightly trailed developed-market corporates. Longer-maturity emerging-market sovereign bonds underperformed developed-market treasuries. Emerging-market local-currency bonds lagged as the US dollar advanced against almost all developed- and emerging-market currencies. Brent crude oil prices ended the period higher, even as prices fell sharply in the final quarter on global growth concerns and reduced demand.

4 | AB BOND FUNDS	abfunds.com

INVESTMENT POLICIES

INTERMEDIATE DURATION PORTFOLIO

The Portfolio seeks to maintain an average portfolio quality minimum of A, based on ratings given to the Portfolio’s securities by nationally recognized statistical rating organizations (“NRSROs”) (or, if unrated, determined by the Adviser to be of comparable quality). Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, US government and agency securities, asset-backed securities, mortgage-related securities, bank loan debt, preferred stock and inflation-protected securities, as well as others. The Portfolio may also invest up to 25% of its total assets in fixed-income, non-US dollar-denominated foreign securities, and may invest without limit in fixed-income, US dollar-denominated foreign securities, in each case in developed- or emerging-market countries. The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may invest up to 25% of its total assets in fixed-income securities rated below investment-grade (BB or below) by NRSROs (commonly known as “junk bonds”). No more than 5% of the Portfolio’s total assets may be invested in fixed-income securities rated CCC by NRSROs.

In managing the Portfolio, the Adviser may use interest-rate forecasting to estimate an appropriate level of interest-rate risk at a given time. The Portfolio seeks to maintain an effective duration of three to seven years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Within the range described above, the Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and moderately lengthen average duration when it anticipates that interest rates will fall.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such

(continued on next page)

abfunds.com	AB BOND FUNDS | 5

as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

SHORT DURATION PORTFOLIO

The Portfolio invests at least 80% of its total assets in securities rated A or better by NRSROs (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated commercial paper and notes. Many types of securities may be purchased by the Portfolio, including corporate bonds, notes, US government and agency securities, asset-backed securities, mortgage-related securities, inflation-protected securities, bank loan debt and preferred stock, as well as others. The Portfolio may also invest up to 20% of its total assets in fixed-income foreign securities in developed- or emerging-market countries. The Portfolio may use derivatives, such as options, futures contracts, forward contracts and swaps. The Portfolio may invest up to 20% of its total assets in below investment-grade fixed-income securities (commonly known as “junk bonds”).

In managing the Portfolio, the Adviser may use interest-rate forecasting to estimate an appropriate level of interest-rate risk at a given time. The Portfolio seeks to maintain an effective duration of one to three years under normal market conditions. Duration is a measure that relates the expected price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Within the range described above, the Adviser may moderately shorten the average duration of the Portfolio when it expects interest rates to rise and moderately lengthen average duration when it anticipates that interest rates will fall.

The Adviser selects securities for purchase or sale based on its assessment of the securities’ risk and return characteristics as well as the securities’ impact on the overall risk and return characteristics of the Portfolio. In making this assessment, the Adviser takes into account various factors including the credit quality and sensitivity to interest rates of the securities under consideration and of the Portfolio’s other holdings.

The Portfolio may enter into foreign currency transactions on a spot (i.e., cash) basis or through the use of derivatives transactions, such

(continued on next page)

6 | AB BOND FUNDS	abfunds.com

as forward currency exchange contracts, currency futures and options thereon, and options on currencies. An appropriate hedge of currency exposure resulting from the Portfolio’s securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolio.

abfunds.com	AB BOND FUNDS | 7

DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg US Aggregate Bond Index and ICE BofA® 1-3 Year US Treasury Index are unmanaged and do not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed-rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and CMBS. The ICE BofA 1-3 Year US Treasury Index represents the performance of US dollar-denominated sovereign debt publicly issued by the US government in its domestic market with a remaining term to final maturity of one to three years. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Portfolio.

A Word About Risk

Cybersecurity Risk: As the use of the internet and other technologies has become more prevalent in the course of business, the Portfolios have become more susceptible to operational and financial risks associated with cybersecurity. Cybersecurity incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cybersecurity failures or breaches of the Portfolios or their service providers or the issuers of securities in which the Portfolios invest have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cybersecurity, there is no guarantee that those measures will be effective, particularly since the Portfolios do not control the cybersecurity defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.

Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio or shareholder assets, Portfolio or customer data (including private shareholder information), or proprietary information, or cause a Portfolio, the Adviser, and/or the Portfolios’ service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or

8 | AB BOND FUNDS	abfunds.com

DISCLOSURES AND RISKS (continued)

prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. Cybersecurity incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Portfolios may be subject to greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential government fiscal and monetary policy initiatives and resulting market reaction to those initiatives.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest-rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

abfunds.com	AB BOND FUNDS | 9

DISCLOSURES AND RISKS (continued)

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities. Rates of inflation have recently risen, which could adversely affect economies and markets.

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

Foreign (Non-US) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US securities, such as less liquid, less transparent, less regulated and more volatile markets. These risks include risks related to unfavorable or unsuccessful government actions, reduction of government or central bank support, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, and adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Emerging-Markets Securities Risk: The risks of investing in foreign (non-US) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. Emerging markets typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a pandemic. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Derivatives Risk: The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In

10 | AB BOND FUNDS	abfunds.com

DISCLOSURES AND RISKS (continued)

addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolios. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The US government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives as well as additional regulations governing, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Mortgage-Related and Asset-Related Securities Risk: Mortgage- and asset-related securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-related securities are subject to credit, interest-rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities. Asset-related securities entail certain risks not presented by mortgage-backed securities, including the risk that it may be difficult to perfect the liens securing any collateral backing certain asset-backed securities.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely,

abfunds.com	AB BOND FUNDS | 11

DISCLOSURES AND RISKS (continued)

extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk: The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult or impossible to purchase or sell, possibly preventing the Portfolios from purchasing or selling these securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest-rate environment, where the value and liquidity of fixed-income securities generally go down. Illiquid securities may also be difficult to value. If the Portfolios are forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the Portfolios may be forced to sell at a substantial loss or may not be able to sell at all.

12 | AB BOND FUNDS	abfunds.com

DISCLOSURES AND RISKS (continued)

Redemption Risk: The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolios’ net asset value (“NAV”), or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Foreign Currency Risk: This is the risk that changes in foreign (non-US) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the US dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the US dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolios.

Market Risk: The Portfolios are subject to market risk, which is the risk that stock or bond prices in general or in particular countries or sectors may decline over short or extended periods. Stock or bond prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest-rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; public health crises (including the occurrence of a contagious disease or illness); policy and legislative changes; cybersecurity events; and other factors.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, sanctions, regional and global conflicts, terrorism, natural disasters (including the spread of infectious illness) and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is

abfunds.com	AB BOND FUNDS | 13

DISCLOSURES AND RISKS (continued)

more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Riskier than a Money-Market Fund: Although the Short Duration Portfolio maintains a short overall duration, it invests in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio’s securities may be lower and the effective duration of the Portfolio will be longer.

These risks are fully discussed in the Portfolios’ prospectus. As with all investments, you may lose money by investing in the Portfolios.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Portfolios have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares of Intermediate Duration Portfolio, a 2.25% maximum front-end sales charge for Class A shares of Short Duration Portfolio, and a 1% 1-year contingent deferred sales charge for Class C shares. Effective on March 7, 2022, the maximum sales charge for purchases of Class A shares of the Short Duration Portfolio is reduced from 4.25% to 2.25%. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

14 | AB BOND FUNDS	abfunds.com

HISTORICAL PERFORMANCE

INTERMEDIATE DURATION PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

7/22/20191 TO 9/30/2022

This chart illustrates the total value of an assumed $10,000 investment in AB Intermediate Duration Portfolio Class A shares (from 7/22/20191 to 9/30/2022) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 4.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

1	Inception date: 7/22/2019.

abfunds.com	AB BOND FUNDS | 15

HISTORICAL PERFORMANCE (continued)

INTERMEDIATE DURATION PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2022 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS A SHARES			-1.62%

1 Year	-15.54%	-19.13%

Since Inception[2]	-3.42%	-4.72%

ADVISOR CLASS SHARES[3]			-1.43%

1 Year	-15.33%	-15.33%

Since Inception[2]	-3.20%	-3.20%

CLASS Z SHARES[3]			1.45%

1 Year	-15.17%	-15.17%

Since Inception[2]	-2.77%	-2.77%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 3.95%, 3.36% and 1.87% for Class A, Advisor Class and Class Z shares, respectively. Contractual fee waivers and/or expense reimbursements limited the Portfolio’s total other expenses (excluding advisory fees, distribution and/or service fees, extraordinary expenses, interest expense, acquired fund fees and expenses other than the advisory fees of any affiliated funds in which the Portfolio may invest, expenses associated with securities sold short, and brokerage commission and other transaction costs) to 0.22%, 0.22% and 0.13% for Class A, Advisor Class and Class Z shares, respectively. The Portfolio’s net annual operating expenses (after application of contractual fee waivers and/or expense reimbursements) were: 0.90%, 0.65% and 0.56% for Class A, Advisor Class and Class Z shares, respectively. These waivers/reimbursements may not be terminated before January 28, 2023. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2022.

2	Inception date: 7/22/2019.

3

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

16 | AB BOND FUNDS	abfunds.com

HISTORICAL PERFORMANCE (continued)

INTERMEDIATE DURATION PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2022 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-19.13%

Since Inception[1]	-4.72%

ADVISOR CLASS SHARES[2]

1 Year	-15.33%

Since Inception[1]	-3.20%

CLASS Z SHARES[2]

1 Year	-15.17%

Since Inception[1]	-2.77%

1	Inception date: 7/22/2019.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

abfunds.com	AB BOND FUNDS | 17

HISTORICAL PERFORMANCE

SHORT DURATION PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

9/30/2012 TO 9/30/2022

This chart illustrates the total value of an assumed $10,000 investment in AB Short Duration Portfolio Class A shares (from 9/30/2012 to 9/30/2022) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 2.25% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

18 | AB BOND FUNDS	abfunds.com

HISTORICAL PERFORMANCE (continued)

SHORT DURATION PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2022 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]

CLASS A SHARES			2.98%

1 Year	-5.49%	-7.63%

5 Years	-0.30%	-0.76%

10 Years	-0.09%	-0.31%

CLASS C SHARES			2.42%

1 Year	-5.49%	-6.43%

5 Years	-0.47%	-0.47%

10 Years[2]	-0.28%	-0.28%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.00% and 1.76% for Class A and Class C shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2022.

2	Assumes conversion of Class C shares into Class A shares after eight years.

abfunds.com	AB BOND FUNDS | 19

HISTORICAL PERFORMANCE (continued)

SHORT DURATION PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2022 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-7.63%

5 Years	-0.76%

10 Years	-0.31%

CLASS C SHARES

1 Year	-6.43%

5 Years	-0.47%

10 Years[1]	-0.28%

1	Assumes conversion of Class C shares into Class A shares after eight years.

20 | AB BOND FUNDS	abfunds.com

EXPENSE EXAMPLE

(unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

abfunds.com	AB BOND FUNDS | 21

EXPENSE EXAMPLE (continued)

(unaudited)

Intermediate Duration Portfolio

	Beginning Account Value April 1, 2022	Ending Account Value September 30, 2022	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$901.60	$4.34	0.91%
Hypothetical**	$1,000	$1,020.51	$4.61	0.91%
Advisor Class
Actual	$1,000	$902.60	$3.10	0.65%
Hypothetical**	$1,000	$1,021.81	$3.29	0.65%
Class Z
Actual	$1,000	$903.90	$2.67	0.56%
Hypothetical**	$1,000	$1,022.26	$2.84	0.56%

Short Duration Plus Portfolio

	Beginning Account Value April 1, 2022	Ending Account Value September 30, 2022	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$1,000.00	$4.41	0.88%
Hypothetical**	$1,000	$1,020.66	$4.46	0.88%
Class C
Actual	$1,000	$1,000.00	$5.01	1.00%
Hypothetical**	$1,000	$1,020.05	$5.06	1.00%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

22 | AB BOND FUNDS	abfunds.com

PORTFOLIO SUMMARY

INTERMEDIATE DURATION PORTFOLIO

September 30, 2022 (unaudited)

1

All data are as of September 30, 2022. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

2	“Other” represents less than 0.2% in Agencies and Governments–Sovereign Bonds.

abfunds.com	AB BOND FUNDS | 23

PORTFOLIO SUMMARY

SHORT DURATION PORTFOLIO

September 30, 2022 (unaudited)

1

All data are as of September 30, 2022. The Portfolio’s security type breakdown is expressed as a percentage of total investments and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details).

24 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS

INTERMEDIATE DURATION PORTFOLIO

September 30, 2022

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS - TREASURIES – 40.0%
United States – 40.0%
U.S. Treasury Bonds 1.75%, 08/15/2041	U.S.$	73,211	$50,035,279
1.875%, 02/15/2051		61,991	41,029,962
2.00%, 11/15/2041		26,116	18,680,744
2.00%, 02/15/2050		2,460	1,690,481
2.00%, 08/15/2051		36,371	24,834,232
2.25%, 08/15/2046		12,530	9,029,431
2.375%, 02/15/2042		11,433	8,758,826
2.375%, 11/15/2049		2,885	2,172,766
2.50%, 02/15/2045		1,916	1,460,651
2.50%, 05/15/2046		23,956	18,169,129
2.875%, 05/15/2052		3,770	3,161,834
3.00%, 05/15/2045		23,139	19,321,065
3.00%, 08/15/2048		28,274	23,935,539
3.00%, 02/15/2049		26,971	23,030,962
3.25%, 05/15/2042		11,593	10,284,987
3.375%, 08/15/2042		4,723	4,277,914
3.375%, 05/15/2044		5,710	5,092,160
3.50%, 02/15/2039		4,254	4,046,618
3.75%, 11/15/2043		10,205	9,691,561
4.375%, 02/15/2038		1,920	2,041,800
4.375%, 11/15/2039		47,210	49,791,797
4.50%, 02/15/2036		4,048	4,372,040
4.75%, 02/15/2037		4,156	4,602,770
5.375%, 02/15/2031		14,221	15,698,209
U.S. Treasury Notes 0.125%, 10/31/2022		145,224	144,860,541
0.125%, 02/28/2023		56,178	55,335,330
0.875%, 09/30/2026		17,403	15,320,431
1.25%, 11/30/2026		48,088	42,806,190
1.25%, 08/15/2031(a)		85,632	69,187,899
1.375%, 11/15/2031		50,234	40,799,427
1.50%, 02/29/2024		75,200	72,320,769
1.50%, 02/15/2030(a)		11,115	9,433,856
1.625%, 05/15/2026(a)		236,708	216,402,709
1.75%, 11/15/2029		11,550	10,034,062
2.25%, 02/15/2027		3,147	2,910,576
2.625%, 02/15/2029		30,853	28,433,152
2.75%, 07/31/2027		43,406	40,896,591
2.75%, 08/15/2032		19,801	18,095,983
2.875%, 05/15/2032		35,123	32,460,873
3.00%, 07/31/2024		69,982	68,439,916
3.125%, 08/31/2027		14,336	13,758,176

Total Governments – Treasuries (cost $1,408,654,617)			1,236,707,238

abfunds.com	AB BOND FUNDS | 25

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

	Principal Amount (000)		U.S. $ Value

CORPORATES - INVESTMENT GRADE – 22.5%
Industrial – 11.7%
Basic – 0.7%
Anglo American Capital PLC 3.875%, 03/16/2029(b)	U.S.$	1,189	$1,018,676
Braskem Netherlands Finance BV 4.50%, 01/31/2030(b)		3,420	2,748,996
Celanese US Holdings LLC 5.90%, 07/05/2024		6,569	6,481,041
Freeport Indonesia PT 4.763%, 04/14/2027(b)		904	818,120
Inversiones CMPC SA 3.85%, 01/13/2030(b)		2,742	2,212,965
Inversiones CMPC SA/Cayman Islands Branch 4.375%, 05/15/2023(b)		1,151	1,139,734
Suzano Austria GmbH 3.75%, 01/15/2031		1,419	1,106,820
WRKCo., Inc. 4.00%, 03/15/2028		6,569	6,063,713

			21,590,065

Capital Goods – 0.8%
Flowserve Corp. 2.80%, 01/15/2032		4,669	3,343,704
Parker-Hannifin Corp.
3.25%, 06/14/2029		2,817	2,484,059
4.50%, 09/15/2029		4,439	4,201,602
Raytheon Technologies Corp. 4.125%, 11/16/2028		8,502	7,955,322
Westinghouse Air Brake Technologies Corp.
3.20%, 06/15/2025		1,117	1,043,758
4.40%, 03/15/2024		4,344	4,265,895

			23,294,340

Communications - Media – 1.2%
Discovery Communications LLC
5.20%, 09/20/2047		1,999	1,478,500
5.30%, 05/15/2049		857	641,482
Fox Corp.
4.709%, 01/25/2029		2,656	2,496,906
5.576%, 01/25/2049		4,396	3,771,988
Interpublic Group of Cos., Inc. (The) 4.65%, 10/01/2028		1,966	1,821,656

26 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

	Principal Amount (000)		U.S. $ Value

Prosus NV
3.257%, 01/19/2027(b)	U.S.$	1,724	$1,443,850
3.68%, 01/21/2030(b)		550	416,405
4.027%, 08/03/2050(b)		1,993	1,121,062
Tencent Holdings Ltd.
1.81%, 01/26/2026(b)		5,470	4,896,676
3.24%, 06/03/2050(b)		4,830	2,883,812
Time Warner Cable LLC 4.50%, 09/15/2042		2,370	1,643,121
Warnermedia Holdings, Inc. 4.279%, 03/15/2032(b)		7,614	6,269,063
Weibo Corp. 3.375%, 07/08/2030		11,908	8,776,940

			37,661,461

Consumer Cyclical - Automotive – 0.5%
General Motors Co. 6.125%, 10/01/2025		1,152	1,154,580
General Motors Financial Co., Inc. 4.30%, 04/06/2029		710	618,659
Harley-Davidson Financial Services, Inc.
3.05%, 02/14/2027(b)		3,858	3,309,933
3.35%, 06/08/2025(b)		3,759	3,529,024
Nissan Motor Co., Ltd. 4.345%, 09/17/2027(b)		8,330	7,176,961

			15,789,157

Consumer Cyclical - Other – 0.3%
Las Vegas Sands Corp. 3.90%, 08/08/2029		8,755	7,255,181
MDC Holdings, Inc. 6.00%, 01/15/2043		3,776	2,876,972

			10,132,153

Consumer Cyclical - Retailers – 0.6%
Advance Auto Parts, Inc.
3.50%, 03/15/2032		73	58,340
3.90%, 04/15/2030		8,625	7,421,295
Lowe’s Cos., Inc. 5.80%, 09/15/2062		4,887	4,493,499
Ross Stores, Inc. 4.70%, 04/15/2027		7,988	7,800,681

			19,773,815

abfunds.com	AB BOND FUNDS | 27

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

	Principal Amount (000)		U.S. $ Value

Consumer Non-Cyclical – 1.1%
Altria Group, Inc. 3.40%, 05/06/2030	U.S.$	7,300	$5,923,001
BAT Capital Corp.
2.259%, 03/25/2028		11,104	8,844,225
4.906%, 04/02/2030		3,799	3,346,767
Cigna Corp. 4.375%, 10/15/2028		3,600	3,399,732
CVS Health Corp. 4.30%, 03/25/2028		179	169,302
Ochsner LSU Health System of North Louisiana Series 2021 2.51%, 05/15/2031		5,660	4,328,598
Takeda Pharmaceutical Co., Ltd. 4.40%, 11/26/2023		6,627	6,627,000

			32,638,625

Energy – 2.7%
BP Capital Markets America, Inc. 2.939%, 06/04/2051		12,047	7,649,243
Continental Resources, Inc./OK
2.875%, 04/01/2032(b)		5,368	3,921,700
5.75%, 01/15/2031(b)		3,997	3,612,369
Devon Energy Corp. 5.60%, 07/15/2041		4,914	4,410,954
Enbridge Energy Partners LP 7.375%, 10/15/2045		6,968	7,538,958
Energy Transfer LP 6.25%, 04/15/2049		3,278	2,927,942
EQT Corp. 5.70%, 04/01/2028		1,958	1,922,795
Marathon Petroleum Corp.
5.125%, 12/15/2026		9,518	9,368,663
6.50%, 03/01/2041		1,683	1,666,439
MPLX LP 5.20%, 03/01/2047		10,984	9,051,365
Oleoducto Central SA 4.00%, 07/14/2027(b)		631	488,355
ONEOK Partners LP 6.125%, 02/01/2041		294	260,966
ONEOK, Inc.
4.00%, 07/13/2027		4,900	4,501,728
4.35%, 03/15/2029		4,164	3,717,078
6.35%, 01/15/2031		1,081	1,060,699
Plains All American Pipeline LP/PAA Finance Corp. 3.55%, 12/15/2029		3,754	3,131,549

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

	Principal Amount (000)		U.S. $ Value

Suncor Energy, Inc. 6.80%, 05/15/2038	U.S.$	5,543	$5,612,509
Tengizchevroil Finance Co. International Ltd. 3.25%, 08/15/2030(b)		1,397	993,005
TransCanada PipeLines Ltd.
6.10%, 06/01/2040		5,470	5,282,652
6.20%, 10/15/2037		3,397	3,366,359
Transcontinental Gas Pipe Line Co., LLC 3.25%, 05/15/2030		2,203	1,860,456

			82,345,784

Other Industrial – 0.1%
Alfa SAB de CV 5.25%, 03/25/2024(b)		3,311	3,282,873

Services – 0.7%
Booking Holdings, Inc. 4.625%, 04/13/2030		9,010	8,483,366
Expedia Group, Inc. 6.25%, 05/01/2025(b)		211	212,289
Global Payments, Inc.
3.20%, 08/15/2029		3,208	2,676,017
5.40%, 08/15/2032		4,124	3,823,195
Moody’s Corp. 4.25%, 02/01/2029		4,376	4,136,151
S&P Global, Inc.
4.25%, 05/01/2029(b)		1,574	1,480,017
4.75%, 08/01/2028(b)		307	300,111

			21,111,146

Technology – 2.7%
Apple, Inc. 4.10%, 08/08/2062		5,020	4,115,798
Baidu, Inc. 3.425%, 04/07/2030		217	187,154
Broadcom, Inc.
3.137%, 11/15/2035(b)		1,202	842,758
3.187%, 11/15/2036(b)		8,430	5,772,274
4.15%, 11/15/2030		1,542	1,332,781
4.15%, 04/15/2032(b)		2,002	1,684,443
4.926%, 05/15/2037(b)		4,241	3,508,452
Entegris Escrow Corp. 4.75%, 04/15/2029(b)		5,311	4,711,441
Fiserv, Inc. 3.50%, 07/01/2029		9,632	8,393,325
HP, Inc. 5.50%, 01/15/2033		8,393	7,443,836

abfunds.com	AB BOND FUNDS | 29

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

	Principal Amount (000)		U.S. $ Value

Infor, Inc. 1.75%, 07/15/2025(b)	U.S.$	2,719	$2,448,133
Intel Corp. 5.05%, 08/05/2062		6,717	5,830,893
International Business Machines Corp. 4.90%, 07/27/2052		6,550	5,740,878
KLA Corp. 4.10%, 03/15/2029		1,349	1,280,916
Kyndryl Holdings, Inc. 2.05%, 10/15/2026		9,627	7,732,298
NXP BV/NXP Funding LLC 5.55%, 12/01/2028		4,119	4,031,471
NXP BV/NXP Funding LLC/NXP USA, Inc. 3.40%, 05/01/2030		3,313	2,773,909
Oracle Corp.
2.875%, 03/25/2031		5,648	4,449,212
3.60%, 04/01/2040		3,456	2,343,617
3.65%, 03/25/2041		1,857	1,260,532
5.375%, 07/15/2040		1,114	927,650
SK Hynix, Inc. 2.375%, 01/19/2031(b)		1,818	1,338,843
TSMC Arizona Corp. 3.875%, 04/22/2027		2,710	2,581,844
Western Digital Corp.
2.85%, 02/01/2029		1,194	928,013
3.10%, 02/01/2032		589	402,146
Workday, Inc. 3.80%, 04/01/2032		2,673	2,325,296

			84,387,913

Transportation - Airlines – 0.2%
Delta Air Lines, Inc./SkyMiles IP Ltd.
4.50%, 10/20/2025(b)		3,393	3,297,151
4.75%, 10/20/2028(b)		3,940	3,671,213

			6,968,364

Transportation - Railroads – 0.0%
Lima Metro Line 2 Finance Ltd.
4.35%, 04/05/2036(b)		442	387,056
5.875%, 07/05/2034(b)		1,072	1,013,019

			1,400,075

Transportation - Services – 0.1%
Ashtead Capital, Inc. 5.50%, 08/11/2032(b)		1,037	961,091

30 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

	Principal Amount (000)		U.S. $ Value

ENA Master Trust 4.00%, 05/19/2048(b)	U.S.$	1,235	$908,497

			1,869,588

			362,245,359

Financial Institutions – 10.2%
Banking – 6.9%
ABN AMRO Bank NV 4.75%, 07/28/2025(b)		1,171	1,124,851
Banco de Credito del Peru S.A. 3.125%, 07/01/2030(b)		5,996	5,256,993
Banco Santander SA 4.175%, 03/24/2028		3,200	2,895,328
Bank of America Corp.
2.299%, 07/21/2032		1,555	1,163,560
2.687%, 04/22/2032		9,685	7,546,939
4.376%, 04/27/2028		6,858	6,428,895
Bank of Ireland Group PLC 6.253%, 09/16/2026(b)		2,285	2,236,946
Barclays PLC 5.304%, 08/09/2026		4,935	4,743,522
BNP Paribas SA
2.591%, 01/20/2028(b)		2,660	2,275,284
7.75%, 08/16/2029(b)(c)		4,780	4,428,383
Citigroup, Inc.
3.98%, 03/20/2030		3,617	3,211,064
4.075%, 04/23/2029		5,373	4,865,950
5.95%, 01/30/2023(c)		2,569	2,539,534
Series W 4.00%, 12/10/2025(c)		3,243	2,736,443
Citizens Financial Group, Inc. 4.30%, 12/03/2025		10,581	10,177,758
Credit Suisse Group AG
3.091%, 05/14/2032(b)		8,899	6,256,976
4.194%, 04/01/2031(b)		2,852	2,257,101
6.373%, 07/15/2026(b)		6,080	5,877,110
Danske Bank A/S 4.298%, 04/01/2028(b)		5,462	4,876,638
Deutsche Bank AG/New York NY
2.129%, 11/24/2026		4,221	3,588,568
2.552%, 01/07/2028		604	491,934
3.961%, 11/26/2025		1,336	1,246,729
6.119%, 07/14/2026		4,828	4,691,512
Discover Bank 4.682%, 08/09/2028		2,264	2,174,844

abfunds.com	AB BOND FUNDS | 31

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

	Principal Amount (000)		U.S. $ Value

Federation des Caisses Desjardins du Quebec 4.55%, 08/23/2027(b)	U.S.$	6,672	$6,302,571
Goldman Sachs Group, Inc. (The)
2.383%, 07/21/2032		2,288	1,728,332
2.615%, 04/22/2032		7,696	5,966,170
3.102%, 02/24/2033		1,157	919,132
Series V 4.125%, 11/10/2026(c)		3,016	2,396,664
HSBC Holdings PLC
4.762%, 03/29/2033		3,381	2,791,117
5.402%, 08/11/2033		2,559	2,265,406
6.375%, 03/30/2025(c)		9,669	8,678,894
JPMorgan Chase & Co.
2.58%, 04/22/2032		9,618	7,443,370
4.851%, 07/25/2028		6,901	6,621,372
Series I 6.276% (LIBOR 3 Month + 3.47%), 01/30/2023(c)(d)		2,456	2,444,948
Series V 5.597% (LIBOR 3 Month + 3.32%), 10/01/2022(c)(d)		107	107,000
Mizuho Financial Group, Inc. 5.414%, 09/13/2028		6,462	6,318,350
Morgan Stanley
3.772%, 01/24/2029		5,695	5,131,935
4.21%, 04/20/2028		4,283	4,006,147
4.679%, 07/17/2026		1,880	1,830,274
Nationwide Building Society 2.972%, 02/16/2028(b)		5,154	4,436,976
Santander Holdings USA, Inc.
2.49%, 01/06/2028		3,137	2,612,243
4.26%, 06/09/2025		2,048	1,968,415
4.40%, 07/13/2027		3,049	2,806,330
Societe Generale SA 2.797%, 01/19/2028(b)		9,487	8,000,103
Standard Chartered PLC
3.971%, 03/30/2026(b)		3,723	3,499,397
4.316% (LIBOR 3 Month + 1.51%), 01/30/2027(b)(c)(d)		300	227,055
7.75%, 04/02/2023(b)(c)		822	805,568
Swedbank AB Series NC5 5.625%, 09/17/2024(b)(c)		400	370,076

32 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

	Principal Amount (000)		U.S. $ Value

Truist Financial Corp. Series Q 5.10%, 03/01/2030(c)	U.S.$	6,656	$5,969,500
UBS Group AG
7.00%, 01/31/2024(b)(c)		3,018	2,867,040
7.00%, 02/19/2025(b)(c)		408	387,396
UniCredit SpA
1.982%, 06/03/2027(b)		271	223,656
2.569%, 09/22/2026(b)		6,253	5,355,257
3.127%, 06/03/2032(b)		1,858	1,323,398
US Bancorp Series J 5.30%, 04/15/2027(c)		3,485	2,975,667
Wells Fargo & Co.
3.35%, 03/02/2033		8,799	7,151,387
3.584%, 05/22/2028		2,117	1,914,869
Series BB 3.90%, 03/15/2026(c)		2,664	2,256,168

			213,195,045

Brokerage – 0.5%
Charles Schwab Corp. (The)
Series G 5.375%, 06/01/2025(c)		3,154	3,080,701
Series I 4.00%, 06/01/2026(c)		7,570	6,241,162
Nomura Holdings, Inc. 2.999%, 01/22/2032		7,689	5,818,959

			15,140,822

Finance – 1.2%
Air Lease Corp.
2.10%, 09/01/2028		2,650	2,065,622
3.625%, 04/01/2027		303	268,434
Aircastle Ltd.
2.85%, 01/26/2028(b)		8,390	6,426,321
4.125%, 05/01/2024		1,481	1,426,040
4.25%, 06/15/2026		530	475,288
5.25%, 08/11/2025(b)		3,730	3,513,623
Aviation Capital Group LLC
1.95%, 01/30/2026(b)		4,547	3,818,070
1.95%, 09/20/2026(b)		1,485	1,202,746
3.50%, 11/01/2027(b)		1,314	1,091,540
4.125%, 08/01/2025(b)		35	32,069
4.375%, 01/30/2024(b)		1,300	1,256,580
4.875%, 10/01/2025(b)		1,447	1,351,585
5.50%, 12/15/2024(b)		3,623	3,506,339

abfunds.com	AB BOND FUNDS | 33

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

	Principal Amount (000)		U.S. $ Value

CDBL Funding 1 3.50%, 10/24/2027(b)	U.S.$	5,770	$5,268,702
Synchrony Financial
2.875%, 10/28/2031		4,872	3,461,166
3.95%, 12/01/2027		707	616,207
4.50%, 07/23/2025		869	828,661
4.875%, 06/13/2025		969	935,947

			37,544,940

Insurance – 0.7%
Guardian Life Insurance Co. of America (The) 4.85%, 01/24/2077(b)		2,851	2,336,822
MetLife Capital Trust IV 7.875%, 12/15/2037(b)		5,200	5,570,292
Nationwide Mutual Insurance Co. 9.375%, 08/15/2039(b)		2,058	2,640,352
Prudential Financial, Inc. 5.20%, 03/15/2044		1,970	1,882,946
5.375%, 05/15/2045		615	584,189
5.625%, 06/15/2043		1,099	1,080,592
Swiss Re Finance Luxembourg SA 5.00%, 04/02/2049(b)		5,000	4,401,800
Voya Financial, Inc. 5.65%, 05/15/2053		3,089	3,033,892

			21,530,885

REITs – 0.9%
American Tower Corp. 3.65%, 03/15/2027		3,517	3,223,436
4.05%, 03/15/2032		1,717	1,478,234
Digital Realty Trust LP 3.60%, 07/01/2029		6,738	5,902,016
GLP Capital LP/GLP Financing II, Inc. 3.25%, 01/15/2032		4,731	3,549,669
Host Hotels & Resorts LP Series E 4.00%, 06/15/2025		3,958	3,762,040
Series I 3.50%, 09/15/2030		1,343	1,072,802
Series J 2.90%, 12/15/2031		2,126	1,560,293
Vornado Realty LP 3.40%, 06/01/2031		7,733	5,909,481

			26,457,971

			313,869,663

34 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

	Principal Amount (000)		U.S. $ Value

Utility – 0.6%
Electric – 0.5%
AES Panama Generation Holdings SRL 4.375%, 05/31/2030(b)	U.S.$	1,670	$1,315,125
Chile Electricity Pec SpA Zero Coupon, 01/25/2028(b)		3,081	2,175,956
Duke Energy Carolinas NC Storm Funding LLC Series A-2 2.617%, 07/01/2041		3,641	2,672,239
Engie Energia Chile SA 3.40%, 01/28/2030(b)		3,834	2,894,670
Entergy Corp. 1.90%, 06/15/2028		8,687	7,132,722

			16,190,712

Other Utility – 0.1%
American Water Capital Corp. 3.45%, 06/01/2029		1,654	1,472,738

			17,663,450

Total Corporates – Investment Grade (cost $831,969,867)			693,778,472

MORTGAGE PASS-THROUGHS – 16.8%
Agency Fixed Rate 30-Year – 16.2%
Federal Home Loan Mortgage Corp. Series 2019 3.50%, 09/01/2049		6,299	5,741,548
3.50%, 10/01/2049		6,314	5,749,446
3.50%, 11/01/2049		2,465	2,244,123
Series 2020 3.50%, 01/01/2050		5,243	4,785,650
Series 2022 2.00%, 03/01/2052		27,140	22,054,742
2.50%, 04/01/2052		32,499	27,388,567
3.00%, 03/01/2052		17,590	15,380,407
Federal Home Loan Mortgage Corp. Gold Series 2003 5.00%, 08/01/2033		1	601
Series 2007 5.50%, 07/01/2035		591	603,849
Series 2016 4.00%, 02/01/2046		4,840	4,674,820
Series 2017 4.00%, 07/01/2044		3,364	3,243,380
Series 2018 4.00%, 08/01/2048		2,503	2,359,943

abfunds.com	AB BOND FUNDS | 35

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

	Principal Amount (000)			U.S. $ Value

4.50%, 10/01/2048	U.S.$	4,128		$3,998,107
4.50%, 11/01/2048		4,528		4,385,141
5.00%, 09/01/2048		1,387		1,372,893
5.00%, 11/01/2048		1,668		1,649,890
Federal National Mortgage Association Series 2001 6.50%, 08/01/2031		1		1,301
Series 2003 5.50%, 04/01/2033		486		495,830
5.50%, 07/01/2033		1,066		1,086,258
5.50%, 11/01/2033		0	**	108
Series 2004 5.50%, 04/01/2034		245		250,008
5.50%, 05/01/2034		229		233,900
5.50%, 11/01/2034		866		885,584
6.50%, 08/01/2034		1		1,160
Series 2005 5.50%, 02/01/2035		1,196		1,221,952
Series 2006 5.50%, 04/01/2036		214		219,372
Series 2007 5.50%, 09/01/2036		423		432,336
Series 2008 6.00%, 03/01/2037		3		3,098
Series 2010 4.00%, 12/01/2040		2,223		2,145,279
Series 2012 3.50%, 02/01/2042		1,402		1,315,968
3.50%, 11/01/2042		14,846		13,693,539
3.50%, 01/01/2043		2,506		2,311,420
Series 2013 3.50%, 04/01/2043		8,548		7,884,292
4.00%, 10/01/2043		6,838		6,478,336
Series 2015 3.00%, 05/01/2045		2,729		2,426,910
3.00%, 08/01/2045		5,003		4,449,664
Series 2018 3.50%, 02/01/2048		3,303		3,018,234
3.50%, 05/01/2048		1,296		1,188,520
4.50%, 09/01/2048		6,702		6,483,997
Series 2019 3.50%, 08/01/2049		2,125		1,935,290
3.50%, 09/01/2049		2,527		2,303,058
3.50%, 10/01/2049		6,641		6,044,513
3.50%, 11/01/2049		5,066		4,609,505
Series 2020 3.50%, 01/01/2050		4,967		4,525,618

36 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

	Principal Amount (000)		U.S. $ Value

Series 2021 2.00%, 07/01/2051	U.S.$	28,133	$22,817,413
2.50%, 01/01/2052		9,038	7,626,547
Series 2022 2.50%, 03/01/2052		19,709	16,595,115
2.50%, 04/01/2052		21,163	17,821,686
2.50%, 05/01/2052		26,412	22,243,578
3.00%, 02/01/2052		20,934	18,311,016
3.00%, 03/01/2052		26,825	23,456,218
Government National Mortgage Association Series 2016 3.00%, 04/20/2046		1,396	1,254,025
3.00%, 05/20/2046		1,304	1,171,573
3.00%, 12/20/2046		374	335,765
Series 2022 3.00%, 10/01/2052, TBA		4,175	3,685,162
4.00%, 10/01/2052, TBA		13,580	12,668,090
4.50%, 10/01/2052, TBA		32,691	31,250,749
Uniform Mortgage-Backed Security Series 2022 2.00%, 10/01/2052, TBA		54,968	44,477,703
2.50%, 10/01/2052, TBA		73,165	61,395,722
3.00%, 10/01/2052, TBA		17,133	14,895,150
4.00%, 10/01/2052, TBA		20,528	19,026,448

			500,310,117

Agency Fixed Rate 15-Year – 0.6%
Federal National Mortgage Association Series 2012 2.50%, 04/01/2027		9	7,895
Series 2016 2.50%, 02/01/2031		15	13,638
2.50%, 04/01/2031		10	8,869
2.50%, 05/01/2031		41	37,644
2.50%, 07/01/2031		1,398	1,281,828
2.50%, 08/01/2031		469	430,130
2.50%, 09/01/2031		252	230,937
2.50%, 10/01/2031		1,473	1,350,442
2.50%, 11/01/2031		10,007	9,173,599
2.50%, 12/01/2031		3,705	3,392,775
2.50%, 01/01/2032		482	441,682
Series 2017 2.50%, 01/01/2032		2,385	2,184,327
2.50%, 02/01/2032		134	122,656

			18,676,422

abfunds.com	AB BOND FUNDS | 37

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

	Principal Amount (000)			U.S. $ Value

Other Agency Fixed Rate Programs – 0.0%
Federal National Mortgage Association Series 2009 4.50%, 07/01/2029	U.S.$	206		$203,888
4.50%, 08/01/2029		59		58,597
4.50%, 10/01/2029		11		10,777

				273,262

Agency ARMs – 0.0%
Federal Home Loan Mortgage Corp. Gold Series 2006 2.595% (LIBOR 12 Month + 2.18%), 12/01/2036(d)		0	**	150
Series 2007 2.60% (LIBOR 12 Month + 2.10%), 03/01/2037(d)		0	**	370

				520

Total Mortgage Pass-Throughs (cost $565,668,442)				519,260,321

COLLATERALIZED MORTGAGE OBLIGATIONS – 7.7%
Risk Share Floating Rate – 6.7%
Bellemeade Re Ltd. Series 2019-3A, Class M1B 4.684% (LIBOR 1 Month + 1.60%), 07/25/2029(b)(d)		867		865,950
Series 2019-3A, Class M1C 5.034% (LIBOR 1 Month + 1.95%), 07/25/2029(b)(d)		575		568,025
Series 2020-3A, Class M1B 5.934% (LIBOR 1 Month + 2.85%), 10/25/2030(b)(d)		502		502,938
Series 2021-1A, Class M1C 5.231% (SOFR + 2.95%), 03/25/2031(b)(d)		4,197		4,057,930
Series 2021-2A, Class M1B 3.781% (SOFR + 1.50%), 06/25/2031(b)(d)		7,664		7,407,204
Series 2021-3A, Class A2 3.281% (SOFR + 1.00%), 09/25/2031(b)(d)		7,199		6,767,218
Series 2022-1, Class M1B 4.431% (SOFR + 2.15%), 01/26/2032(b)(d)		3,969		3,881,295

38 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

	Principal Amount (000)		U.S. $ Value

Series 2022-2, Class M1A 6.285% (SOFR + 4.00%), 09/27/2032(b)(d)	U.S.$	7,387	$7,386,044
Connecticut Avenue Securities Trust Series 2022-R06, Class 1M1 5.031% (SOFR + 2.75%), 05/25/2042(b)(d)		6,818	6,812,097
Series 2022-R07, Class 1M1 5.255% (SOFR + 2.95%), 06/25/2042(b)(d)		9,211	9,211,425
Series 2021-R03, Class 1M2 3.931% (SOFR + 1.65%), 12/25/2041(b)(d)		3,513	3,199,776
Series 2022-R01, Class 1M2 4.181% (SOFR + 1.90%), 12/25/2041(b)(d)		9,352	8,516,533
Series 2022-R02, Class 2M1 3.481% (SOFR + 1.20%), 01/25/2042(b)(d)		7,817	7,653,415
Series 2022-R03, Class 1M2 5.781% (SOFR + 3.50%), 03/25/2042(b)(d)		6,435	6,113,618
Series 2022-R04, Class 1M2 5.381% (SOFR + 3.10%), 03/25/2042(b)(d)		1,747	1,635,615
Series 2022-R05, Class 2M2 5.281% (SOFR + 3.00%), 04/25/2042(b)(d)		5,001	4,613,292
Series 2022-R08, Class 1M1 4.855% (SOFR + 2.55%), 07/25/2042(b)(d)		6,873	6,838,321
Eagle Re Ltd. Series 2018-1, Class M2 6.084% (LIBOR 1 Month + 3.00%), 11/25/2028(b)(d)		617	611,950
Series 2020-1, Class M1A 3.984% (LIBOR 1 Month + 0.90%), 01/25/2030(b)(d)		66	65,605
Series 2021-2, Class M1B 4.331% (SOFR + 2.05%), 04/25/2034(b)(d)		2,360	2,294,371
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2022-DNA4, Class M1B 5.631% (SOFR + 3.35%), 05/25/2042(b)(d)		5,585	5,305,458

abfunds.com	AB BOND FUNDS | 39

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

	Principal Amount (000)		U.S. $ Value

Series 2013-DN2, Class M2 7.334% (LIBOR 1 Month + 4.25%), 11/25/2023(d)	U.S.$	413	$417,387
Series 2014-DN3, Class M3 7.084% (LIBOR 1 Month + 4.00%), 08/25/2024(d)		396	399,654
Series 2015-DNA1, Class M3 6.384% (LIBOR 1 Month + 3.30%), 10/25/2027(d)		1,262	1,273,769
Series 2016-HQA3, Class M3 6.934% (LIBOR 1 Month + 3.85%), 03/25/2029(d)		1,255	1,271,220
Series 2020-DNA5, Class M2 5.081% (SOFR + 2.80%), 10/25/2050(b)(d)		2,822	2,821,115
Series 2021-DNA3, Class M2 4.381% (SOFR + 2.10%), 10/25/2033(b)(d)		3,221	3,068,281
Series 2021-DNA5, Class M2 3.931% (SOFR + 1.65%), 01/25/2034(b)(d)		2,493	2,430,842
Series 2021-DNA6, Class M2 3.781% (SOFR + 1.50%), 10/25/2041(b)(d)		9,778	8,873,967
Series 2021-DNA7, Class M2 4.081% (SOFR + 1.80%), 11/25/2041(b)(d)		9,563	8,571,275
Series 2021-HQA3, Class M1 3.131% (SOFR + 0.85%), 09/25/2041(b)(d)		3,249	3,132,657
Series 2021-HQA4, Class M2 4.631% (SOFR + 2.35%), 12/25/2041(b)(d)		6,126	5,207,411
Series 2022-DNA1, Class M1A 3.281% (SOFR + 1.00%), 01/25/2042(b)(d)		3,942	3,829,206
Series 2022-DNA1, Class M1B 4.131% (SOFR + 1.85%), 01/25/2042(b)(d)		4,940	4,483,165
Series 2022-DNA2, Class M1B 4.681% (SOFR + 2.40%), 02/25/2042(b)(d)		7,072	6,568,400
Series 2022-DNA3, Class M1B 5.181% (SOFR + 2.90%), 04/25/2042(b)(d)		2,957	2,790,980

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

	Principal Amount (000)		U.S. $ Value

Series 2022-DNA5, Class M1B 6.781% (SOFR + 4.50%), 06/25/2042(b)(d)	U.S.$	9,989	$10,010,624
Series 2022-DNA6, Class M1A 4.435% (SOFR + 2.15%), 09/25/2042(b)(d)		3,516	3,495,409
Series 2022-DNA7, Class M1A 4.876% (SOFR + 2.50%), 09/25/2042(b)(d)		9,358	9,360,764
Series 2022-HQA1, Class M1B 5.781% (SOFR + 3.50%), 03/25/2042(b)(d)		1,664	1,592,564
Federal National Mortgage Association Connecticut Avenue Securities Series 2015-C04, Class 1M2 8.784% (LIBOR 1 Month + 5.70%), 04/25/2028(d)		1,029	1,065,242
Series 2016-C02, Class 1M2 9.084% (LIBOR 1 Month + 6.00%), 09/25/2028(d)		360	372,767
Series 2016-C03, Class 1M2 8.384% (LIBOR 1 Month + 5.30%), 10/25/2028(d)		1,302	1,338,560
Series 2021-R02, Class 2M2 4.281% (SOFR + 2.00%), 11/25/2041(b)(d)		4,242	3,791,888
Home Re Ltd. Series 2021-2, Class M1B 3.881% (SOFR + 1.60%), 01/25/2034(b)(d)		4,253	4,158,231
JPMorgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 7.334% (LIBOR 1 Month + 4.25%), 11/25/2024(d)(e)		217	208,198
Oaktown Re VII Ltd. Series 2021-2, Class M1A 3.881% (SOFR + 1.60%), 04/25/2034(b)(d)		6,767	6,643,815
PMT Credit Risk Transfer Trust Series 2019-2R, Class A 5.863% (LIBOR 1 Month + 2.75%), 05/27/2023(b)(d)		2,843	2,728,158
Series 2019-3R, Class A 5.813% (LIBOR 1 Month + 2.70%), 10/27/2022(b)(d)		222	213,692

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

	Principal Amount (000)		U.S. $ Value

Series 2020-1R, Class A 5.463% (LIBOR 1 Month + 2.35%), 02/27/2023(d)(e)	U.S.$	929	$881,159
Radnor Re Ltd. Series 2019-1, Class M1B 5.034% (LIBOR 1 Month + 1.95%), 02/25/2029(b)(d)		2,657	2,624,946
Series 2019-2, Class M1B 4.834% (LIBOR 1 Month + 1.75%), 06/25/2029(b)(d)		930	927,785
Series 2020-1, Class M1A 4.034% (LIBOR 1 Month + 0.95%), 01/25/2030(b)(d)		969	966,067
Traingle Re Ltd. Series 2021-3, Class M1A 4.181% (SOFR + 1.90%), 02/25/2034(b)(d)		4,786	4,748,635
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 8.334% (LIBOR 1 Month + 5.25%), 11/25/2025(d)(e)		1,020	938,647
Series 2015-WF1, Class 2M2 8.584% (LIBOR 1 Month + 5.50%), 11/25/2025(d)(e)		266	249,867

			205,764,427

Agency Fixed Rate – 0.5%
Federal Home Loan Mortgage Corp. REMICs
Series 5008, Class AI 3.50%, 09/25/2050(f)		10,311	1,699,884
Series 5015, Class BI 4.00%, 09/25/2050(f)		13,937	2,643,618
Series 5040, Class AI 3.50%, 11/25/2050(f)		7,629	1,276,438
Series 5043, Class IO 5.00%, 11/25/2050(f)		15,872	3,500,206
Federal National Mortgage Association Grantor Trust Series 2004-T5, Class AB4 2.984%, 05/28/2035		1,445	1,298,821
Federal National Mortgage Association REMICs Series 2015-30, Class EI 5.00%, 05/25/2045(f)		7,352	1,288,807

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

	Principal Amount (000)		U.S. $ Value

Series 2020-89, Class KI 4.00%, 12/25/2050(f)	U.S.$	28,886	$5,461,316

			17,169,090

Agency Floating Rate – 0.3%
Federal Home Loan Mortgage Corp. REMICs Series 4416, Class BS 3.282% (6.10%-LIBOR 1 Month), 12/15/2044(d)(g)		7,515	714,372
Series 4585, Class DS 3.182% (6.00%-LIBOR 1 Month), 05/15/2046(d)(g)		4,999	513,250
Series 4693, Class SL 3.332% (6.15%-LIBOR 1 Month), 06/15/2047(d)(g)		3,139	340,022
Series 4954, Class SL 2.966% (6.05%-LIBOR 1 Month), 02/25/2050(d)(g)		2,307	230,820
Series 4981, Class HS 3.016% (6.10%-LIBOR 1 Month), 06/25/2050(d)(g)		19,138	1,883,426
Federal National Mortgage Association REMICs Series 2011-131, Class ST 3.456% (6.54%-LIBOR 1 Month), 12/25/2041(d)(g)		4,565	533,086
Series 2014-17, Class SA 2.966% (6.05%-LIBOR 1 Month), 04/25/2044(d)(g)		8,444	937,283
Series 2015-26, Class SH 3.366% (6.45%-LIBOR 1 Month), 05/25/2045(d)(g)		5,928	744,880
Series 2016-106, Class ES
2.916% (6.00%-LIBOR 1 Month), 01/25/2047(d)(g)		3,450	353,104
Series 2017-62, Class AS
3.066% (6.15%-LIBOR 1 Month), 08/25/2047(d)(g)		4,387	495,451
Series 2017-81, Class SA
3.116% (6.20%-LIBOR 1 Month), 10/25/2047(d)(g)		7,638	838,187
Series 2017-97, Class SW
3.116% (6.20%-LIBOR 1 Month), 12/25/2047(d)(g)		6,351	672,900

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

	Principal Amount (000)		U.S. $ Value

Government National Mortgage Association
Series 2017-43, Class ST 3.086% (6.10%-LIBOR 1 Month), 03/20/2047(d)(g)	U.S.$	7,243	$784,323
Series 2017-122, Class SA
3.186% (6.20%-LIBOR 1 Month), 08/20/2047(d)(g)		5,260	600,930
Series 2017-134, Class MS
3.186% (6.20%-LIBOR 1 Month), 09/20/2047(d)(g)		6,001	697,636

			10,339,670

Non-Agency Fixed Rate – 0.1%
Alternative Loan Trust
Series 2005-20CB, Class 3A6
5.50%, 07/25/2035		291	209,226
Series 2006-24CB, Class A16
5.75%, 08/25/2036		2,061	1,190,085
Series 2006-28CB, Class A14
6.25%, 10/25/2036		1,419	806,916
Series 2006-J1, Class 1A13
5.50%, 02/25/2036		513	373,514
CHL Mortgage Pass-Through Trust Series 2006-13, Class 1A19 6.25%, 09/25/2036		606	286,714

			2,866,455

Non-Agency Floating Rate – 0.1%
Deutsche Alt-A Securities Mortgage Loan Trust Series 2006-AR4, Class A2 3.464% (LIBOR 1 Month + 0.38%), 12/25/2036(d)		3,871	1,434,831
HomeBanc Mortgage Trust Series 2005-1, Class A1 3.584% (LIBOR 1 Month + 0.50%), 03/25/2035(d)		678	571,246
JPMorgan Chase Bank, NA Series 2019-CL1, Class M3 5.184% (LIBOR 1 Month + 2.10%), 04/25/2047(b)(d)		749	733,064

			2,739,141

Total Collateralized Mortgage Obligations (cost $250,144,088)			238,878,783

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

	Principal Amount (000)		U.S. $ Value

ASSET-BACKED SECURITIES – 5.1%
Autos - Fixed Rate – 2.5%
ACM Auto Trust Series 2022-1A, Class A 3.23%, 04/20/2029(b)	U.S.$	4,911	$4,895,329
Avis Budget Rental Car Funding AESOP LLC
Series 2017-2A, Class D
4.56%, 03/20/2024(b)		6,721	6,691,636
Series 2018-2A, Class A
4.00%, 03/20/2025(b)		6,700	6,582,678
Carvana Auto Receivables Trust
Series 2021-N3, Class C
1.02%, 06/12/2028		3,439	3,305,007
Series 2021-N4, Class D
2.30%, 09/11/2028		3,177	2,917,951
Series 2021-P4, Class D
2.61%, 09/11/2028		4,063	3,334,686
CPS Auto Receivables Trust
Series 2021-C, Class D
1.69%, 06/15/2027(b)		5,050	4,565,028
Series 2022-A, Class C
2.17%, 04/16/2029(b)		5,564	5,152,523
FHF Trust Series 2021-2A, Class A 0.83%, 12/15/2026(b)		2,277	2,163,084
Ford Credit Auto Owner Trust Series 2021-1, Class D 2.31%, 10/17/2033(b)		5,650	4,869,364
LAD Auto Receivables Trust
Series 2021-1A, Class A
1.30%, 08/17/2026(b)		3,380	3,257,976
Series 2022-1A, Class A
5.21%, 06/15/2027(b)		6,103	6,025,324
Research-Driven Pagaya Motor Asset Trust VII Series 2022-3A, Class A 5.38%, 11/25/2030(b)		6,505	6,418,304
Santander Bank Auto Credit-Linked Notes Series 2022-A, Class B 5.281%, 05/15/2032(b)		6,465	6,344,174
Santander Bank NA–SBCLN Series 2021-1A, Class B 1.833%, 12/15/2031(b)		3,125	3,012,855

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

	Principal Amount (000)		U.S. $ Value

United Auto Credit Securitization Trust Series 2022-2, Class A 4.39%, 04/10/2025(b)	U.S.$	5,941	$5,913,029

			75,448,948

Other ABS - Fixed Rate – 2.2%
AB Issuer LLC Series 2021-1, Class A2 3.734%, 07/30/2051(b)		8,404	6,893,775
Affirm Asset Securitization Trust
Series 2021-Z1, Class A 1.07%, 08/15/2025(b)		1,832	1,775,906
Series 2021-Z2, Class A 1.17%, 11/16/2026(b)		1,765	1,700,061
Series 2022-X1, Class A 1.75%, 02/15/2027(b)		4,821	4,700,273
Amur Equipment Finance Receivables XI LLC Series 2022-2A, Class A2 5.30%, 06/21/2028(b)		2,643	2,627,023
Atalaya Equipment Leasing Trust Series 2021-1A, Class B 2.08%, 02/15/2027(b)		1,762	1,643,202
BHG Securitization Trust Series 2022-A, Class A 1.71%, 02/20/2035(b)		1,618	1,513,926
Cajun Global LLC Series 2021-1, Class A2 3.931%, 11/20/2051(b)		1,751	1,488,707
College Ave Student Loans LLC Series 2021-C, Class B 2.72%, 07/26/2055(b)		2,202	1,865,571
Conn’s Receivables Funding LLC Series 2021-A, Class A 1.05%, 05/15/2026(b)		1,849	1,840,281
Dext ABS LLC Series 2021-1, Class B 1.76%, 02/15/2028(b)		493	447,491
Diamond Infrastructure Funding LLC Series 2021-1A, Class B 2.355%, 04/15/2049(b)		3,651	2,975,061
Diamond Issuer Series 2021-1A, Class A 2.305%, 11/20/2051(b)		7,711	6,514,824
Domino’s Pizza Master Issuer LLC Series 2021-1A, Class A2I 2.662%, 04/25/2051(b)		4,376	3,603,247

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

	Principal Amount (000)		U.S. $ Value

GCI Funding I LLC Series 2021-1, Class A 2.38%, 06/18/2046(b)	U.S.$	2,426	$2,070,335
Hardee’s Funding LLC
Series 2018-1A, Class A23 5.71%, 06/20/2048(b)		3,216	2,944,798
Series 2020-1A, Class A2 3.981%, 12/20/2050(b)		2,605	2,235,609
MVW LLC Series 2021-2A, Class B 1.83%, 05/20/2039(b)		3,497	3,117,649
Neighborly Issuer Series 2022-1A, Class A2 3.695%, 01/30/2052(b)		5,495	4,420,960
Neighborly Issuer LLC Series 2021-1A, Class A2 3.584%, 04/30/2051(b)		3,216	2,657,829
Nelnet Student Loan Trust
Series 2021-BA, Class B 2.68%, 04/20/2062(b)		2,008	1,597,138
Series 2021-CA, Class B 2.53%, 04/20/2062(b)		3,421	2,666,399
Series 2021-DA, Class B 2.90%, 04/20/2062(b)		3,096	2,495,429
Upstart Securitization Trust
Series 2020-3, Class A 1.702%, 11/20/2030(b)		127	126,789
Series 2021-3, Class B 1.66%, 07/20/2031(b)		5,220	4,807,582

			68,729,865

Credit Cards - Fixed Rate – 0.4%
Brex Commercial Charge Card Master Trust
Series 2021-1, Class A 2.09%, 07/15/2024(b)		4,282	4,199,987
Series 2022-1, Class A 4.63%, 07/15/2025(b)		7,665	7,423,491
Mission Lane Credit Card Master Trust Series 2021-A, Class B 2.24%, 09/15/2026(b)		1,601	1,544,693

			13,168,171

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

	Principal Amount (000)		U.S. $ Value

Home Equity Loans - Floating Rate – 0.0%
Wells Fargo Home Equity Trust Mortgage Pass-Through Certificates Series 2004-1, Class 1A 3.684% (LIBOR 1 Month + 0.60%), 04/25/2034(d)	U.S.$	3	$2,617

Total Asset-Backed Securities (cost $172,087,269)			157,349,601

COMMERCIAL MORTGAGE-BACKED SECURITIES – 3.6%
Non-Agency Floating Rate CMBS – 2.0%
AREIT Trust Series 2022-CRE6, Class A 3.534% (SOFR + 1.25%), 01/16/2037(b)(d)		12,432	11,951,509
Ashford Hospitality Trust Series 2018-KEYS, Class A 3.818% (LIBOR 1 Month + 1.00%), 06/15/2035(b)(d)		3,799	3,679,899
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 3.818% (LIBOR 1 Month + 1.00%), 11/15/2033(b)(d)		10,570	9,956,110
BBCMS Mortgage Trust Series 2020-BID, Class A 4.958% (LIBOR 1 Month + 2.14%), 10/15/2037(b)(d)		7,708	7,591,780
BFLD Trust Series 2021-FPM, Class A 4.418% (LIBOR 1 Month + 1.60%), 06/15/2038(b)(d)		11,683	11,266,697
BX Commercial Mortgage Trust
Series 2019-IMC, Class D 4.718% (LIBOR 1 Month + 1.90%), 04/15/2034(b)(d)		1,772	1,680,230
Series 2019-IMC, Class E 4.968% (LIBOR 1 Month + 2.15%), 04/15/2034(b)(d)		6,595	6,219,864
CLNY Trust Series 2019-IKPR, Class D 4.843% (LIBOR 1 Month + 2.02%), 11/15/2038(b)(d)		5,360	4,997,393

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

	Principal Amount (000)		U.S. $ Value

Federal Home Loan Mortgage Corp. Multifamily Structured Credit Risk Series 2021-MN1, Class M1 4.281% (SOFR + 2.00%), 01/25/2051(b)(d)	U.S.$	788	$757,271
Natixis Commercial Mortgage Securities Trust Series 2019-MILE, Class A 4.318% (LIBOR 1 Month + 1.50%), 07/15/2036(b)(d)		2,750	2,705,452

			60,806,205

Non-Agency Fixed Rate CMBS – 1.6%
BAMLL Commercial Mortgage Securities Trust Series 2013-WBRK, Class D 3.652%, 03/10/2037(b)		2,805	2,380,500
Banc of America Commercial Mortgage Trust Series 2015-UBS7, Class AS 3.989%, 09/15/2048		871	816,305
Barclays Commercial Mortgage Trust Series 2019-C3, Class B 4.096%, 05/15/2052		3,523	3,069,612
Commercial Mortgage Trust
Series 2012-CR3, Class E 4.894%, 10/15/2045(b)		3,938	2,359,985
Series 2013-SFS, Class A1 1.873%, 04/12/2035(b)		391	386,369
GS Mortgage Securities Trust
Series 2011-GC5, Class D 5.302%, 08/10/2044(b)		333	141,753
Series 2013-G1, Class A2 3.557%, 04/10/2031(b)		3,622	3,592,866
GSF
Series 2021-1, Class A1 1.433%, 08/15/2026(e)(h)		3,575	3,312,816
Series 2021-1, Class A2 2.435%, 08/15/2026(e)(h)		9,371	8,833,052
Series 2021-1, Class AS 2.638%, 08/15/2026(e)(h)		249	229,680
HFX Funding Issuer Series 2017-1A, Class A3 3.647%, 03/15/2035(d)(e)		6,860	6,297,907

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

	Principal Amount (000)		U.S. $ Value

JPMBB Commercial Mortgage Securities Trust
Series 2013-C14, Class D 4.699%, 08/15/2046(b)	U.S.$	2,527	$1,412,812
Series 2014-C21, Class B 4.341%, 08/15/2047		1,857	1,727,598
Series 2015-C27, Class AS 3.634%, 02/15/2048		3,415	3,227,916
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2012-C6, Class E 5.129%, 05/15/2045(b)		3,967	3,074,061
Series 2016-JP3, Class B 3.397%, 08/15/2049		3,000	2,618,770
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 09/15/2039		817	360,710
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 03/10/2049(b)		1,836	1,821,892
Wells Fargo Commercial Mortgage Trust
Series 2015-SG1, Class AS 4.047%, 09/15/2048		2,906	2,735,702
Series 2019-C51, Class B 3.836%, 06/15/2052		1,269	1,082,237
WF-RBS Commercial Mortgage Trust
Series 2013-C11, Class XA 1.238%, 03/15/2045(b)(f)		44,918	19,378
Series 2014-C24, Class AS 3.931%, 11/15/2047		1,471	1,403,071

			50,904,992

Total Commercial Mortgage-Backed Securities (cost $122,235,281)			111,711,197

COLLATERALIZED LOAN OBLIGATIONS – 2.7%
CLO-Floating Rate – 2.7%
AGL CLO 10 Ltd. Series 2021-10A, Class A 3.642% (LIBOR 3 Month + 1.13%), 04/15/2034(b)(d)		450	428,508
Balboa Bay Loan Funding Ltd. Series 2021-1A, Class A 3.91% (LIBOR 3 Month + 1.20%), 07/20/2034(b)(d)		6,496	6,220,544

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

	Principal Amount (000)		U.S. $ Value

Dryden 78 CLO Ltd. Series 2020-78A, Class C 4.69% (LIBOR 3 Month + 1.95%), 04/17/2033(b)(d)	U.S.$	4,670	$4,273,732
Elevation CLO Ltd. Series 2020-11A, Class D1 6.362% (LIBOR 3 Month + 3.85%), 04/15/2033(b)(d)		4,500	3,869,379
Elmwood CLO IX Ltd. Series 2021-2A, Class A 3.84% (LIBOR 3 Month + 1.13%), 07/20/2034(b)(d)		5,900	5,645,905
Elmwood CLO XII Ltd. Series 2021-5A, Class D 5.76% (LIBOR 3 Month + 3.05%), 01/20/2035(b)(d)		2,100	1,868,200
Flatiron CLO 21 Ltd. Series 2021-1A, Class A1 3.848% (LIBOR 3 Month + 1.11%), 07/19/2034(b)(d)		4,290	4,095,860
Goldentree Loan Management US CLO 7 Ltd. Series 2020-7A, Class AR 3.78% (LIBOR 3 Month + 1.07%), 04/20/2034(b)(d)		6,463	6,133,298
Golub Capital Partners 48 LP Series 2020-48A, Class A1 4.05% (LIBOR 3 Month + 1.31%), 04/17/2033(b)(d)		644	619,598
Neuberger Berman Loan Advisers CLO 43 Ltd. Series 2021-43A, Class A 3.87% (LIBOR 3 Month + 1.13%), 07/17/2035(b)(d)		6,910	6,621,476
OCP CLO Ltd. Series 2020-18A, Class AR 3.80% (LIBOR 3 Month + 1.09%), 07/20/2032(b)(d)		8,088	7,816,130
Palmer Square CLO Ltd. Series 2021-4A, Class A 3.682% (LIBOR 3 Month + 1.17%), 10/15/2034(b)(d)		730	696,249
Pikes Peak CLO 8 Series 2021-8A, Class A 3.88% (LIBOR 3 Month + 1.17%), 07/20/2034(b)(d)		7,300	6,987,684

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

	Principal Amount (000)		U.S. $ Value

Rad CLO 7 Ltd. Series 2020-7A, Class C 4.74% (LIBOR 3 Month + 2.00%), 04/17/2033(b)(d)	U.S.$	2,090	$1,921,713
Rad CLO 11 Ltd. Series 2021-11A, Class D 5.412% (LIBOR 3 Month + 2.90%), 04/15/2034(b)(d)		3,800	3,334,800
Rad CLO 14 Ltd Series 2021-14A, Class A 3.682% (LIBOR 3 Month + 1.17%), 01/15/2035(b)(d)		829	784,909
Regatta XX Funding Ltd. Series 2021-2A, Class A 3.672% (LIBOR 3 Month + 1.16%), 10/15/2034(b)(d)		11,084	10,501,072
Rockford Tower CLO Ltd.
Series 2021-2A, Class A1 3.87% (LIBOR 3 Month + 1.16%), 07/20/2034(b)(d)		5,449	5,176,680
Series 2021-3A, Class D 5.96% (LIBOR 3 Month + 3.25%), 10/20/2034(b)(d)		3,200	2,766,784
Sixth Street CLO XVII Ltd. Series 2021-17A, Class A 3.95% (LIBOR 3 Month + 1.24%), 01/20/2034(b)(d)		1,089	1,048,574
Sixth Street CLO XX Ltd. Series 2021-20A, Class D 5.76% (LIBOR 3 Month + 3.05%), 10/20/2034(b)(d)		1,900	1,686,926
TICP CLO XV Ltd. Series 2020-15A, Class A 3.99% (LIBOR 3 Month + 1.28%), 04/20/2033(b)(d)		250	242,319
Voya CLO Ltd. Series 2019-1A, Class DR 5.362% (LIBOR 3 Month + 2.85%), 04/15/2031(b)(d)		1,850	1,581,424

Total Collateralized Loan Obligations (cost $89,950,357)			84,321,764

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PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

	Principal Amount (000)		U.S. $ Value

CORPORATES - NON-INVESTMENT GRADE – 1.9%
Industrial – 1.4%
Capital Goods – 0.0%
TK Elevator Midco GmbH 4.375%, 07/15/2027(b)	EUR	1,444	$1,189,342

Communications - Media – 0.4%
Altice Financing SA 3.00%, 01/15/2028(b)	U.S.$	2,174	1,603,682
CCO Holdings LLC/CCO Holdings Capital Corp. 4.50%, 08/15/2030(b)		1,424	1,126,441
4.50%, 06/01/2033(b)		5,124	3,800,573
4.75%, 02/01/2032(b)		1,041	812,355
DISH DBS Corp. 5.75%, 12/01/2028(b)		3,890	2,932,827
Summer BC Holdco B SARL 5.75%, 10/31/2026(b)	EUR	2,174	1,818,811
VZ Vendor Financing II BV 2.875%, 01/15/2029(b)		2,093	1,460,753

			13,555,442

Communications - Telecommunications – 0.1%
Altice France SA/France 3.375%, 01/15/2028(b)		1,024	762,674
Lorca Telecom Bondco SA 4.00%, 09/18/2027(b)		2,174	1,853,946

			2,616,620

Consumer Cyclical - Automotive – 0.2%
Adient Global Holdings Ltd. 3.50%, 08/15/2024(b)		2,174	1,967,891
Ford Motor Co. 6.10%, 08/19/2032	U.S.$	3,333	2,938,140
ZF Finance GmbH 3.75%, 09/21/2028(b)	EUR	1,400	1,067,580

			5,973,611

Consumer Cyclical - Entertainment – 0.3%
Carnival Corp. 4.00%, 08/01/2028(b)	U.S.$	5,633	4,546,732
Royal Caribbean Cruises Ltd. 8.25%, 01/15/2029(b)		4,339	4,220,849

			8,767,581

abfunds.com	AB BOND FUNDS | 53

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

	Principal Amount (000)		U.S. $ Value

Consumer Cyclical - Other – 0.0%
NH Hotel Group SA 4.00%, 07/02/2026(b)	EUR	694	$592,082

Consumer Non-Cyclical – 0.2%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC 3.50%, 03/15/2029(b)	U.S.$	3,900	3,149,250
IQVIA, Inc. 2.25%, 03/15/2029(b)	EUR	1,420	1,066,911
Nobel Bidco BV 3.125%, 06/15/2028(b)		2,174	1,429,652
Organon & Co./Organon Foreign Debt Co-Issuer BV 2.875%, 04/30/2028(b)		1,420	1,112,557

			6,758,370

Services – 0.1%
APCOA Parking Holdings GmbH 4.625%, 01/15/2027(b)		2,174	1,689,844

Technology – 0.1%
Playtech PLC 4.25%, 03/07/2026(b)		1,420	1,260,924

Transportation - Airlines – 0.0%
Deutsche Lufthansa AG 3.00%, 05/29/2026(b)		800	657,794

			43,061,610

Financial Institutions – 0.4%
Banking – 0.4%
Credit Suisse Group AG 6.375%, 08/21/2026(b)(c)		611	447,325
7.50%, 12/11/2023(b)(c)		2,634	2,423,148
7.50%, 07/17/2023(b)(c)		5,931	5,100,601
Intesa Sanpaolo SpA 5.017%, 06/26/2024(b)		6,204	5,790,876

			13,761,950

Utility – 0.1%
Electric – 0.1%
Vistra Corp. 7.00%, 12/15/2026(b)(c)		2,589	2,263,692

Total Corporates – Non-Investment Grade (cost $74,858,174)			59,087,252

54 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

	Principal Amount (000)		U.S. $ Value

LOCAL GOVERNMENTS - US MUNICIPAL BONDS – 0.9%
United States – 0.9%
Port Authority of New York & New Jersey Series 2020-A
1.086%, 07/01/2023	EUR	4,170	$4,065,085
State Board of Administration Finance Corp. Series 2020-A
1.705%, 07/01/2027		6,821	5,833,178
State of California Series 2010
7.625%, 03/01/2040		8,520	10,569,156
Tobacco Settlement Finance Authority/WV Series 2020
3.00%, 06/01/2035		2,133	2,024,055
University of California Series 2021-B
3.071%, 05/15/2051		7,960	5,307,493

Total Local Governments – US Municipal Bonds (cost $29,649,597)			27,798,967

EMERGING MARKETS - CORPORATE BONDS – 0.4%
Industrial – 0.4%
Basic – 0.1%
CSN Resources SA 4.625%, 06/10/2031(b)	U.S.$	1,862	1,266,532
Volcan Cia Minera SAA 4.375%, 02/11/2026(b)		761	623,212

			1,889,744

Capital Goods – 0.1%
Embraer Netherlands Finance BV 5.40%, 02/01/2027		4,960	4,520,792
6.95%, 01/17/2028(b)		1,797	1,686,709
Odebrecht Holdco Finance Ltd. Zero Coupon, 09/10/2058(b)		3,418	6,837

			6,214,338

Communications - Media – 0.0%
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030(b)		825	620,813

Consumer Cyclical - Other – 0.1%
Wynn Macau Ltd. 5.625%, 08/26/2028(b)		2,862	1,917,540

abfunds.com	AB BOND FUNDS | 55

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

	Principal Amount (000)		U.S. $ Value

Consumer Non-Cyclical – 0.1%
Natura & Co. Luxembourg Holdings SARL 6.00%, 04/19/2029(b)	U.S.$	2,258	$1,840,834

			12,483,269

Utility – 0.0%
Electric – 0.0%
Terraform Global Operating LP 6.125%, 03/01/2026(e)		565	532,100

Financial Institutions – 0.0%
Other Finance – 0.0%
OEC Finance Ltd. 5.25%, 12/27/2033(b)(i)		2,445	53,960
7.125%, 12/26/2046(b)(i)		707	18,643

			72,603

Total Emerging Markets – Corporate Bonds (cost $20,972,830)			13,087,972

		Shares
COMMON STOCKS – 0.3%
Financials – 0.3%
Insurance – 0.3%
Mt Logan Re Ltd. (Preference Shares)(h)(j)(k)		9,249	7,908,780
Mt Logan Re Ltd. (Special Investment)(h)(j)(k)		1,463	1,227,194

Total Common Stocks (cost $9,248,550)			9,135,974

		Principal Amount (000)
QUASI - SOVEREIGNS – 0.3%
Quasi - Sovereign Bonds – 0.3%
Indonesia – 0.1%
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 5.45%, 05/21/2028(b)	U.S.$	2,363	2,252,719

56 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

	Principal Amount (000)		U.S. $ Value

Mexico – 0.2%
Comision Federal de Electricidad 3.348%, 02/09/2031(b)	U.S.$	6,919	$4,978,653
4.688%, 05/15/2029(b)		1,800	1,499,962

			6,478,615

Total Quasi – Sovereigns (cost $11,075,998)			8,731,334

EMERGING MARKETS - SOVEREIGNS – 0.3%
Dominican Republic – 0.2%
Dominican Republic International Bond 4.875%, 09/23/2032(b)		8,182	6,104,795

Egypt – 0.1%
Egypt Government International Bond 5.875%, 02/16/2031(b)		4,439	2,557,419

Total Emerging Markets – Sovereigns (cost $12,449,747)			8,662,214

AGENCIES – 0.2%
Agency Debentures – 0.2%
Federal Home Loan Banks 2.50%, 02/13/2024 (cost $6,163,798)		6,170	6,019,761

GOVERNMENTS - SOVEREIGN BONDS – 0.1%
Colombia – 0.1%
Colombia Government International Bond 3.125%, 04/15/2031 (cost $2,482,646)	U.S.$	2,490	1,727,904

SHORT-TERM INVESTMENTS – 2.1%
Governments - Treasuries – 2.1%
Japan – 2.1%
Japan Treasury Discount Bill Series 1105 Zero Coupon, 12/05/2022 (cost $65,329,039)	JPY	9,328,050	64,470,728

Total Investments – 104.9% (cost $3,672,940,300)			3,240,729,482
Other assets less liabilities – (4.9)%			(150,178,057)

Net Assets – 100.0%			$3,090,551,425

abfunds.com	AB BOND FUNDS | 57

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

FUTURES (see Note 3)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. Long Bond (CBT) Futures	152	December 2022	$19,213,750	$44,906
U.S. T-Note 2 Yr (CBT) Futures	725	December 2022	148,908,204	(2,408,991)
U.S. T-Note 5 Yr (CBT) Futures	1,808	December 2022	194,374,126	(5,520,542)
U.S. Ultra Bond (CBT) Futures	378	December 2022	51,786,000	(4,973,860)

Sold Contracts
10 Yr Japan Bond (OSE) Futures	100	December 2022	102,466,662	277,506
Long Gilt Futures	812	December 2022	87,399,957	(1,087,146)
U.S. 10 Yr Ultra Futures	77	December 2022	9,123,297	602,057

				$(13,066,070)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	EUR	18,748	USD	18,110	12/08/2022	$(348,530)
Citibank, NA	JPY	9,330,876	USD	66,040	12/02/2022	1,182,022
State Street Bank & Trust Co.	JPY	1,617	USD	11	12/02/2022	182

						$833,674

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAHY Series 39, 5 Year Index, 12/20/2027*	5.00%	Quarterly	6.06%	USD	19,575	$774,860	$775,958	$(1,098)

*	Termination date

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	19,060	12/13/2029	1.764%	3 Month LIBOR	Semi- Annual/ Quarterly	$2,464,228	$	– 0	–	$2,464,228

58 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	28	$(6,278)	$(4,221)	$(2,057)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	93	(20,767)	(10,452)	(10,315)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	115	(25,757)	(14,096)	(11,661)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	99	(22,216)	(9,431)	(12,785)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	139	(31,231)	(16,539)	(14,692)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	164	(36,865)	(20,165)	(16,700)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	162	(36,221)	(19,181)	(17,040)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	171	(38,314)	(21,209)	(17,105)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	178	(39,925)	(22,625)	(17,300)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	310	(69,545)	(35,003)	(34,542)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	460	(103,191)	(47,272)	(55,919)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,827	(409,703)	(135,431)	(274,272)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1	(161)	(84)	(77)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	987	(221,352)	(74,921)	(146,431)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,275	(285,907)	(98,828)	(187,079)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,551	(347,725)	(86,436)	(261,289)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	106	(23,826)	(15,104)	(8,722)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	248	(55,539)	(27,173)	(28,366)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,211	(271,580)	(185,268)	(86,312)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,074	(240,832)	(126,664)	(114,168)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,240	(278,019)	(146,223)	(131,796)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	2,380	(533,661)	(254,780)	(278,881)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	2,380	(533,662)	(254,681)	(278,981)

abfunds.com	AB BOND FUNDS | 59

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	3,293	$(738,272)	$(221,068)	$(517,204)
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	221	(49,583)	(20,189)	(29,394)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	232	(51,998)	(21,179)	(30,819)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	905	(202,840)	(104,743)	(98,097)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,434	(321,484)	(94,620)	(226,864)

						$(4,996,454)	$(2,087,586)	$(2,908,868)

*	Termination date

**	Principal amount less than 500.

(a)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(b)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At September 30, 2022, the aggregate market value of these securities amounted to $788,777,420 or 25.5% of net assets.

(c)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.

(d)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2022.

(e)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.71% of net assets as of September 30, 2022, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
GSF Series 2021-1, Class A1 1.433%, 08/15/2026	02/25/2021	$3,487,656	$3,312,816	0.11%
GSF Series 2021-1, Class A2 2.435%, 08/15/2026	02/25/2021	9,612,067	8,833,052	0.29%
GSF Series 2021-1, Class AS 2.638%, 08/15/2026	02/25/2021	254,398	229,680	0.01%
HFX Funding Issuer Series 2017-1A, Class A3 3.647%, 03/15/2035	11/19/2020	7,307,523	6,297,907	0.20%
JPMorgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 7.334%, 11/25/2024	11/06/2015	216,712	208,198	0.01%

60 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

INTERMEDIATE DURATION PORTFOLIO

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
PMT Credit Risk Transfer Trust Series 2020-1R, Class A 5.463%, 02/27/2023	02/11/2020	$928,788	$881,159	0.03%
Terraform Global Operating LP 6.125%, 03/01/2026	02/08/2018	565,000	532,100	0.02%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 8.334%, 11/25/2025	09/28/2015	1,024,041	938,647	0.03%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 8.584%, 11/25/2025	09/28/2015	265,653	249,867	0.01%

(f)	IO – Interest Only.

(g)	Inverse interest only security.

(h)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(i)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at September 30, 2022.

(j)	Fair valued by the Adviser.

(k)	Non-income producing security.

Currency Abbreviations:

EUR – Euro

JPY – Japanese Yen

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

LIBOR – London Interbank Offered Rate

OSE – Osaka Securities Exchange

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

SOFR – Secured Overnight Financing Rate

TBA – To Be Announced

See notes to financial statements.

abfunds.com	AB BOND FUNDS | 61

PORTFOLIO OF INVESTMENTS

SHORT DURATION PLUS PORTFOLIO

September 30, 2022

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS - TREASURIES – 68.5%
United States – 68.5%
U.S. Treasury Notes 0.125%, 08/31/2023	U.S.$	3,984	$3,836,660
0.375%, 11/30/2025		96	84,667
0.75%, 08/31/2026		1,749	1,534,650
0.875%, 01/31/2024(a)		2,481	2,369,456
1.50%, 02/29/2024		7,196	6,920,624
2.50%, 04/30/2024		13,883	13,496,879
2.50%, 05/31/2024		19,339	18,783,004
2.875%, 09/30/2023		65,215	64,369,243
3.00%, 06/30/2024		62,073	60,734,942
3.125%, 08/31/2027		1,534	1,471,777
3.25%, 08/31/2024		57,972	56,939,275
3.25%, 06/30/2027		2,025	1,952,543

Total Governments - Treasuries (cost $238,901,986)			232,493,720

CORPORATES - INVESTMENT GRADE – 8.0%
Financial Institutions – 4.8%
Banking – 3.4%
Banco Bilbao Vizcaya Argentaria SA 5.862%, 09/14/2026		600	586,650
Banco Santander SA 4.175%, 03/24/2028		200	180,958
Bank of America Corp. 1.734%, 07/22/2027		790	677,725
4.376%, 04/27/2028		466	436,842
Bank of Ireland Group PLC 6.253%, 09/16/2026(b)		343	335,787
Barclays PLC 5.304%, 08/09/2026		319	306,623
BNP Paribas SA 2.591%, 01/20/2028(b)		490	419,131
Capital One Financial Corp. 2.636%, 03/03/2026		456	423,483
4.927%, 05/10/2028		165	157,057
Citigroup, Inc. 3.106%, 04/08/2026		346	324,513
4.14%, 05/24/2025		488	477,083
Cooperatieve Rabobank UA 3.75%, 07/21/2026		282	260,452
Credit Suisse AG 6.50%, 08/08/2023(b)		302	298,817

62 | AB BOND FUNDS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

	Principal Amount (000)		U.S. $ Value

Credit Suisse Group AG 6.373%, 07/15/2026(b)	U.S.$	479	$463,016
Danske Bank A/S 3.773%, 03/28/2025(b)		353	339,671
Deutsche Bank AG/New York NY 3.95%, 02/27/2023		234	233,041
6.119%, 07/14/2026		267	259,452
Federation des Caisses Desjardins du Quebec 4.40%, 08/23/2025(b)		333	322,038
Goldman Sachs Group, Inc. (The) 2.64%, 02/24/2028		239	207,607
3.75%, 05/22/2025		222	213,025
HSBC Holdings PLC 2.999%, 03/10/2026		595	550,119
5.21%, 08/11/2028		790	739,843
ING Groep NV 4.017%, 03/28/2028		355	322,620
JPMorgan Chase & Co. 4.851%, 07/25/2028		533	511,403
Mitsubishi UFJ Financial Group, Inc. 4.788%, 07/18/2025		267	263,409
Morgan Stanley 2.475%, 01/21/2028		303	265,122
4.21%, 04/20/2028		175	163,688
4.679%, 07/17/2026		153	148,953
Nationwide Building Society 2.972%, 02/16/2028(b)		310	266,873
Santander Holdings USA, Inc. 2.49%, 01/06/2028		185	154,053
4.26%, 06/09/2025		183	175,889
Societe Generale SA 2.797%, 01/19/2028(b)		367	309,480
Standard Chartered PLC 0.991%, 01/12/2025(b)		621	579,244
UBS Group AG 4.488%, 05/12/2026(b)		233	224,402

			11,598,069

Brokerage – 0.1%
Charles Schwab Corp., (The) 2.45%, 03/03/2027		346	311,282

Finance – 0.6%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 2.45%, 10/29/2026		595	503,043

abfunds.com	AB BOND FUNDS | 63

PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

	Principal Amount (000)		U.S. $ Value

Aviation Capital Group LLC 1.95%, 01/30/2026(b)	U.S.$	298	$250,228
1.95%, 09/20/2026(b)		99	80,183
5.50%, 12/15/2024(b)		65	62,907
Azure Orbit IV International Finance Ltd. 3.75%, 01/25/2023(b)		900	896,166
Synchrony Financial 3.95%, 12/01/2027		167	145,554
4.875%, 06/13/2025		233	225,052

			2,163,133

REITs – 0.7%
American Tower Corp. 3.65%, 03/15/2027		235	215,385
Simon Property Group LP 3.375%, 12/01/2027		653	591,971
Vornado Realty LP 2.15%, 06/01/2026		426	360,353
WEA Finance LLC/Westfield UK & Europe Finance PLC 3.75%, 09/17/2024(b)		1,072	1,009,234

			2,176,943

			16,249,427

Industrial – 3.2%
Basic – 0.2%
Glencore Funding LLC 4.625%, 04/29/2024(b)		623	616,078

Capital Goods – 0.2%
CNH Industrial Capital LLC 3.95%, 05/23/2025		376	362,637
Parker-Hannifin Corp. 3.65%, 06/15/2024		389	380,489

			743,126

Communications - Media – 0.3%
Prosus NV 3.257%, 01/19/2027(b)		367	307,362
Walt Disney Co., (The) 3.35%, 03/24/2025		561	541,494
Warnermedia Holdings, Inc. 3.788%, 03/15/2025(b)		359	339,284

			1,188,140

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PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

	Principal Amount (000)		U.S. $ Value

Consumer Cyclical - Automotive – 0.4%
Harley-Davidson Financial Services, Inc. 3.05%, 02/14/2027(b)	U.S.$	289	$247,945
3.35%, 06/08/2025(b)		202	189,642
Hyundai Capital America 2.75%, 09/27/2026(b)		1,010	889,769

			1,327,356

Consumer Cyclical - Other – 0.2%
Las Vegas Sands Corp. 2.90%, 06/25/2025		393	353,024
3.20%, 08/08/2024		227	213,428

			566,452

Consumer Cyclical - Retailers – 0.3%
AutoNation, Inc. 4.50%, 10/01/2025		950	919,002

Consumer Non-Cyclical – 0.2%
BAT International Finance PLC 1.668%, 03/25/2026		740	639,219

Energy – 0.4%
Canadian Natural Resources Ltd. 2.05%, 07/15/2025		663	606,048
Continental Resources, Inc./OK 2.268%, 11/15/2026(b)		618	528,149
Marathon Oil Corp. 4.40%, 07/15/2027		352	328,796

			1,462,993

Services – 0.0%
Expedia Group, Inc. 4.625%, 08/01/2027		168	157,752

Technology – 0.6%
HP, Inc. 4.75%, 01/15/2028		316	296,917
Kyndryl Holdings, Inc. 2.05%, 10/15/2026		641	514,844
Oracle Corp. 2.65%, 07/15/2026		740	665,889
TSMC Arizona Corp. 3.875%, 04/22/2027		227	216,265
Workday, Inc. 3.50%, 04/01/2027		235	217,608

			1,911,523

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PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

	Principal Amount (000)		U.S. $ Value

Transportation - Airlines – 0.4%
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.50%, 10/20/2025(b)	U.S.$	1,050	$1,020,421
Southwest Airlines Co. 5.25%, 05/04/2025		279	278,791

			1,299,212

			10,830,853

Total Corporates - Investment Grade (cost $29,128,683)			27,080,280

ASSET-BACKED SECURITIES – 5.4%
Autos - Fixed Rate – 3.6%
ACM Auto Trust Series 2022-1A, Class A 3.23%, 04/20/2029(b)		334	332,952
American Credit Acceptance Receivables Trust Series 2022-3, Class A 4.12%, 02/13/2026(b)		905	900,722
Avis Budget Rental Car Funding AESOP LLC Series 2017-2A, Class D 4.56%, 03/20/2024(b)		492	489,851
Carmax Auto Owner Trust Series 2021-1, Class C 0.94%, 12/15/2026		190	169,405
Carvana Auto Receivables Trust Series 2021-N1, Class C 1.30%, 01/10/2028		275	260,931
CPS Auto Receivables Trust
Series 2021-A, Class C 0.83%, 09/15/2026(b)		635	623,639
Series 2021-B, Class C 1.23%, 03/15/2027(b)		389	373,409
Donlen Fleet Lease Funding 2 LLC Series 2021-2, Class C 1.20%, 12/11/2034(b)		371	345,223
Drive Auto Receivables Trust Series 2021-1, Class C 1.02%, 06/15/2027		220	213,033
DT Auto Owner Trust Series 2021-2A, Class C 1.10%, 02/16/2027(b)		185	176,284
Exeter Automobile Receivables Trust Series 2021-1A, Class C 0.74%, 01/15/2026		540	529,457

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PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

	Principal Amount (000)		U.S. $ Value

Exeter Automobile Receivables Trust Series 2020-3A, Class C 1.32%, 07/15/2025	U.S.$	365	$360,541
First Investors Auto Owner Trust Series 2021-1A, Class C 1.17%, 03/15/2027(b)		351	329,977
Flagship Credit Auto Trust
Series 2019-4, Class B 2.53%, 11/17/2025(b)		184	184,107
Series 2020-4, Class C 1.28%, 02/16/2027(b)		615	586,605
Ford Credit Auto Owner Trust Series 2021-1, Class C 1.91%, 10/17/2033(b)		202	174,930
Foursight Capital Automobile Receivables Trust Series 2021-1, Class C 1.02%, 09/15/2026(b)		229	220,347
Hertz Vehicle Financing III LLC Series 2022-1A, Class A 1.99%, 06/25/2026(b)		562	512,467
JPMorgan Chase Bank NA-CACLN
Series 2020-1, Class C 1.389%, 01/25/2028(b)		159	156,281
Series 2020-2, Class D 1.487%, 02/25/2028(b)		76	74,122
Series 2021-1, Class B 0.875%, 09/25/2028(b)		363	350,608
Series 2021-2, Class B 0.889%, 12/26/2028(b)		293	282,302
LAD Auto Receivables Trust Series 2022-1A, Class A 5.21%, 06/15/2027(b)		604	596,284
Research-Driven Pagaya Motor Asset Trust VII Series 2022-3A, Class A 5.38%, 11/25/2030(b)		650	641,737
Santander Bank Auto Credit-Linked Notes
Series 2022-A, Class B 5.281%, 05/15/2032(b)		473	464,154
Series 2022-B, Class B 5.721%, 08/16/2032(b)		742	743,051
Santander Consumer Auto Receivables Trust Series 2021-AA, Class D 1.57%, 01/15/2027(b)		727	661,348
Santander Drive Auto Receivables Trust Series 2020-4, Class D 1.48%, 01/15/2027		424	407,571

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PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

	Principal Amount (000)		U.S. $ Value

United Auto Credit Securitization Trust Series 2022-2, Class A 4.39%, 04/10/2025(b)	U.S.$	482	$479,391
Westlake Automobile Receivables Trust Series 2020-3A, Class C 1.24%, 11/17/2025(b)		657	639,230

			12,279,958

Other ABS - Fixed Rate – 1.6%
Affirm Asset Securitization Trust
Series 2021-A, Class A 0.88%, 08/15/2025(b)		339	336,973
Series 2021-B, Class B 1.24%, 08/17/2026(b)		198	181,501
Series 2021-Z1, Class A 1.07%, 08/15/2025(b)		119	115,713
Amur Equipment Finance Receivables XI LLC Series 2022-2A, Class A2 5.30%, 06/21/2028(b)		281	279,301
Atalaya Equipment Leasing Trust Series 2021-1A, Class A2 1.23%, 05/15/2026(b)		416	403,699
Avant Loans Funding Trust Series 2021-REV1, Class A 1.21%, 07/15/2030(b)		811	761,355
Cajun Global LLC Series 2021-1, Class A2 3.931%, 11/20/2051(b)		102	86,582
College Ave Student Loans LLC Series 2021-C, Class A2 2.32%, 07/26/2055(b)		446	380,704
Conn’s Receivables Funding LLC Series 2021-A, Class A 1.05%, 05/15/2026(b)		106	105,409
Crossroads Asset Trust Series 2021-A, Class B 1.12%, 06/20/2025(b)		172	166,519
Dext ABS LLC Series 2021-1, Class A 1.12%, 02/15/2028(b)		523	499,978
Hardee’s Funding LLC Series 2018-1A, Class A23 5.71%, 06/20/2048(b)		861	788,005
MVW LLC Series 2021-2A, Class A 1.43%, 05/20/2039(b)		450	395,349

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PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

	Principal Amount (000)		U.S. $ Value

Neighborly Issuer LLC Series 2021-1A, Class A2 3.584%, 04/30/2051(b)	U.S.$	223	$184,510
Nelnet Student Loan Trust
Series 2021-CA, Class AFX 1.32%, 04/20/2062(b)		393	350,555
Series 2021-DA, Class AFX 1.63%, 04/20/2062(b)		126	113,580
Upstart Securitization Trust
Series 2020-3, Class A 1.702%, 11/20/2030(b)		23	22,523
Series 2021-1, Class A 0.87%, 03/20/2031(b)		28	28,187
Series 2021-3, Class A 0.83%, 07/20/2031(b)		211	204,627

			5,405,070

Credit Cards - Fixed Rate – 0.2%
Brex Commercial Charge Card Master Trust Series 2021-1, Class A 2.09%, 07/15/2024(b)		555	544,370
Mission Lane Credit Card Master Trust Series 2021-A, Class A 1.59%, 09/15/2026(b)		142	136,942

			681,312

Total Asset-Backed Securities (cost $19,292,341)			18,366,340

COLLATERALIZED MORTGAGE OBLIGATIONS – 4.2%
Risk Share Floating Rate – 3.8%
Bellemeade Re Ltd.
Series 2019-1A, Class M1B 4.834% (LIBOR 1 Month + 1.75%), 03/25/2029(b)(c)		63	63,375
Series 2019-3A, Class M1B 4.684% (LIBOR 1 Month + 1.60%), 07/25/2029(b)(c)		64	64,428
Series 2021-1A, Class M1B 4.481% (SOFR + 2.20%), 03/25/2031(b)(c)		684	676,133
Series 2021-2A, Class M1A 3.481% (SOFR + 1.20%), 06/25/2031(b)(c)		281	277,029
Series 2021-3A, Class A2 3.281% (SOFR + 1.00%), 09/25/2031(b)(c)		480	451,188
Series 2022-2, Class M1A
6.285% (SOFR + 4.00%), 09/27/2032(b)(c)		858	857,870

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PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

	Principal Amount (000)		U.S. $ Value

Connecticut Avenue Securities Trust
Series 2021-R01, Class 1M1 3.031% (SOFR + 0.75%), 10/25/2041(b)(c)	U.S.$	93	$92,258
Series 2021-R03, Class 1M1 3.131% (SOFR + 0.85%), 12/25/2041(b)(c)		519	507,822
Series 2022-R01, Class 1M1 3.281% (SOFR + 1.00%), 12/25/2041(b)(c)		1,149	1,127,659
Series 2022-R02, Class 2M1 3.481% (SOFR + 1.20%), 01/25/2042(b)(c)		391	382,757
Series 2022-R05, Class 2M1 4.181% (SOFR + 1.90%), 04/25/2042(b)(c)		152	149,283
Series 2022-R08, Class 1M1 4.855% (SOFR + 2.55%), 07/25/2042(b)(c)		772	767,897
Eagle Re Ltd. Series 2020-1, Class M1A 3.984% (LIBOR 1 Month + 0.90%), 01/25/2030(b)(c)		4	3,844
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes
Series 2015-DNA1, Class M3 6.384% (LIBOR 1 Month + 3.30%), 10/25/2027(c)		84	85,226
Series 2021-DNA5, Class M2 3.931% (SOFR + 1.65%), 01/25/2034(b)(c)		173	168,483
Series 2021-DNA6, Class M1 3.081% (SOFR + 0.80%), 10/25/2041(b)(c)		399	390,835
Series 2021-DNA7, Class M1 3.131% (SOFR + 0.85%), 11/25/2041(b)(c)		754	734,641
Series 2021-HQA4, Class M1 3.231% (SOFR + 0.95%), 12/25/2041(b)(c)		474	451,527
Series 2022-DNA1, Class M1A 3.281% (SOFR + 1.00%), 01/25/2042(b)(c)		374	363,753
Series 2022-DNA2, Class M1A 3.581% (SOFR + 1.30%), 02/25/2042(b)(c)		403	395,855
Series 2022-DNA4, Class M1A 4.481% (SOFR + 2.20%), 05/25/2042(b)(c)		340	336,832
Series 2022-DNA5, Class M1A 5.231% (SOFR + 2.95%), 06/25/2042(b)(c)		470	470,468
Series 2022-DNA6, Class M1A 4.435% (SOFR + 2.15%), 09/25/2042(b)(c)		390	387,968
Series 2022-DNA7, Class M1A 4.876% (SOFR + 2.50%), 09/25/2042(b)(c)		1,012	1,012,293
Series 2022-HQA1, Class M1A 4.381% (SOFR + 2.10%), 03/25/2042(b)(c)		518	514,667
Series 2022-HQA2, Class M1A 4.931% (SOFR + 2.65%), 07/25/2042(b)(c)		765	761,201

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PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

	Principal Amount (000)		U.S. $ Value

Federal National Mortgage Association Connecticut Avenue Securities
Series 2014-C04, Class 1M2 7.984% (LIBOR 1 Month + 4.90%), 11/25/2024(c)	U.S.$	186	$192,256
Series 2015-C01, Class 1M2 7.384% (LIBOR 1 Month + 4.30%), 02/25/2025(c)		38	39,047
Series 2015-C02, Class 1M2 7.084% (LIBOR 1 Month + 4.00%), 05/25/2025(c)		11	10,811
Series 2021-R02, Class 2M1 3.181% (SOFR + 0.90%), 11/25/2041(b)(c)		448	438,953
PMT Credit Risk Transfer Trust
Series 2019-2R, Class A 5.863% (LIBOR 1 Month + 2.75%), 05/27/2023(b)(c)		71	67,670
Series 2019-3R, Class A 5.813% (LIBOR 1 Month + 2.70%), 10/27/2022(b)(c)		23	22,325
Radnor Re Ltd.
Series 2019-1, Class M1B 5.034% (LIBOR 1 Month + 1.95%), 02/25/2029(b)(c)		192	189,256
Series 2019-2, Class M1B 4.834% (LIBOR 1 Month + 1.75%), 06/25/2029(b)(c)		47	47,195
Series 2020-1, Class M1A 4.034% (LIBOR 1 Month + 0.95%), 01/25/2030(b)(c)		93	92,744
Traingle Re Ltd. Series 2021-3, Class M1A 4.181% (SOFR + 1.90%), 02/25/2034(b)(c)		284	281,884

			12,877,433

Agency Floating Rate – 0.3%
Federal Home Loan Mortgage Corp. REMICs
Series 4248, Class QF 3.318% (LIBOR 1 Month + 0.50%), 06/15/2039(c)		270	267,714
Series 4286, Class VF 3.268% (LIBOR 1 Month + 0.45%), 12/15/2043(c)		229	226,148

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PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

	Principal Amount (000)		U.S. $ Value

Federal National Mortgage Association REMICs
Series 2013-57, Class FN 3.434% (LIBOR 1 Month + 0.35%), 06/25/2043(c)	U.S.$	170	$167,911
Series 2014-49, Class AF 2.693% (LIBOR 1 Month + 0.32%), 08/25/2044(c)		309	304,288

			966,061

Agency Fixed Rate – 0.1%
Federal Home Loan Mortgage Corp. REMICs Series 4029, Class NE 2.50%, 03/15/2041		246	233,446

Non-Agency Floating Rate – 0.0%
JPMorgan Chase Bank, NA Series 2019-CL1, Class M3 5.184% (LIBOR 1 Month + 2.10%), 04/25/2047(b)(c)		54	52,944

Total Collateralized Mortgage Obligations (cost $14,350,797)			14,129,884

COMMERCIAL MORTGAGE-BACKED SECURITIES – 2.2%
Non-Agency Floating Rate CMBS – 1.2%
AREIT Trust Series 2022-CRE6, Class A 3.534% (SOFR + 1.25%), 01/16/2037(b)(c)		784	754,028
Ashford Hospitality Trust Series 2018-KEYS, Class A 3.818% (LIBOR 1 Month + 1.00%), 06/15/2035(b)(c)		113	109,740
BBCMS Mortgage Trust Series 2020-BID, Class A 4.958% (LIBOR 1 Month + 2.14%), 10/15/2037(b)(c)		546	537,768
BFLD Trust Series 2021-FPM, Class A 4.418% (LIBOR 1 Month + 1.60%), 06/15/2038(b)(c)		795	766,672
CLNY Trust Series 2019-IKPR, Class D 4.843% (LIBOR 1 Month + 2.02%), 11/15/2038(b)(c)		180	167,823

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PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

	Principal Amount (000)		U.S. $ Value

GCT Commercial Mortgage Trust Series 2021-GCT, Class B 4.068% (LIBOR 1 Month + 1.25%), 02/15/2038(b)(c)	U.S.$	469	$450,435
Morgan Stanley Capital I Trust Series 2019-BPR, Class C 6.118% (LIBOR 1 Month + 3.30%), 05/15/2036(b)(c)		365	346,068
Natixis Commercial Mortgage Securities Trust Series 2019-MILE, Class A 4.318% (LIBOR 1 Month + 1.50%), 07/15/2036(b)(c)		166	162,935
VASA Trust Series 2021-VASA, Class A 3.718% (LIBOR 1 Month + 0.90%), 07/15/2039(b)(c)		830	790,108

			4,085,577

Non-Agency Fixed Rate CMBS – 1.0%
BAMLL Commercial Mortgage Securities Trust Series 2013-WBRK, Class D 3.652%, 03/10/2037(b)		185	157,003
Citigroup Commercial Mortgage Trust
Series 2013-GC11, Class B 3.732%, 04/10/2046		350	344,633
Series 2013-GC15, Class C 5.335%, 09/10/2046		516	505,003
GS Mortgage Securities Trust Series 2011-GC5, Class AS 5.209%, 08/10/2044(b)		495	492,335
GSF
Series 2021-1, Class A1 1.433%, 08/15/2026(d)(e)		381	353,118
Series 2021-1, Class A2 2.435%, 08/15/2026(d)(e)		538	507,116
Series 2021-1, Class AS 2.638%, 08/15/2026(d)(e)		18	16,603
HFX Funding Issuer Series 2017-1A, Class A3 3.647%, 03/15/2035(e)		470	431,489
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 03/10/2049(b)		171	169,867
Morgan Stanley Capital I Trust Series 2011-C3, Class C 5.253%, 07/15/2049(b)		45	43,936

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PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

	Principal Amount (000)		U.S. $ Value

UBS-Barclays Commercial Mortgage Trust Series 2013-C5, Class C 4.20%, 03/10/2046(b)	U.S.$	505	$459,389
Wells Fargo Commercial Mortgage Trust Series 2015-NXS1, Class A2 2.632%, 05/15/2048		6	5,994

			3,486,486

Agency CMBS – 0.0%
Government National Mortgage Association Series 2006-51, Class IO 0.938%, 08/16/2046(f)		259	503

Total Commercial Mortgage-Backed Securities (cost $8,043,218)			7,572,566

COLLATERALIZED LOAN OBLIGATIONS – 1.4%
CLO - Floating Rate – 1.4%
AGL CLO 12 Ltd. Series 2021-12A, Class A1 3.87% (LIBOR 3 Month + 1.16%), 07/20/2034(b)(c)		686	655,664
Dryden 78 CLO Ltd. Series 2020-78A, Class C 4.69% (LIBOR 3 Month + 1.95%), 04/17/2033(b)(c)		320	292,847
Elevation CLO Ltd. Series 2020-11A, Class C 4.712% (LIBOR 3 Month + 2.20%), 04/15/2033(b)(c)		250	222,140
Goldentree Loan Management US CLO 7 Ltd. Series 2020-7A, Class AR 3.78% (LIBOR 3 Month + 1.07%), 04/20/2034(b)(c)		453	429,751
Magnetite XXVI Ltd. Series 2020-26A, Class A1R 3.903% (LIBOR 3 Month + 1.12%), 07/25/2034(b)(c)		739	708,850
Neuberger Berman Loan Advisers CLO Ltd. Series 2021-42A, Class A 3.84% (LIBOR 3 Month + 1.10%), 07/16/2035(b)(c)		799	764,520
OCP CLO Ltd. Series 2020-18A, Class AR 3.80% (LIBOR 3 Month + 1.09%), 07/20/2032(b)(c)		590	570,168

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PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

	Principal Amount (000)		U.S. $ Value

Rad CLO 2 Ltd. Series 2018-2A, Class AR 3.592% (LIBOR 3 Month + 1.08%), 10/15/2031(b)(c)	U.S.$	614	$596,019
Rad CLO 7 Ltd. Series 2020-7A, Class A1 3.94% (LIBOR 3 Month + 1.20%), 04/17/2033(b)(c)		444	429,080
Voya CLO Ltd. Series 2019-1A, Class DR 5.362% (LIBOR 3 Month + 2.85%), 04/15/2031(b)(c)		130	111,127

Total Collateralized Loan Obligations (cost $5,015,715)			4,780,166

AGENCIES – 1.1%
Agency Debentures – 1.1%
Federal Home Loan Banks
1.375%, 02/17/2023		750	743,370
2.50%, 02/13/2024		445	434,164
Federal Home Loan Mortgage Corp. 0.25%, 08/24/2023		2,000	1,930,614
Federal National Mortgage Association 2.50%, 02/05/2024		810	790,343

Total Agencies (cost $4,002,915)			3,898,491

MORTGAGE PASS-THROUGHS – 0.5%
Agency Fixed Rate 30-Year – 0.5%
Federal Home Loan Mortgage Corp.
Series 2019
3.50%, 10/01/2049		138	125,843
3.50%, 11/01/2049		633	576,413
Federal National Mortgage Association Series 2010 5.00%, 02/01/2040		599	601,322
Government National Mortgage Association
Series 2002 7.50%, 03/15/2032		30	31,714
Series 2009 5.00%, 10/15/2039		233	233,427

			1,568,719

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PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

	Principal Amount (000)		U.S. $ Value

Agency Fixed Rate 15-Year – 0.0%
Federal Home Loan Mortgage Corp. Gold
Series 2011
5.00%, 07/01/2025	U.S.$	13	$12,572
6.50%, 03/01/2026		24	24,557

			37,129

Agency ARMs – 0.0%
Federal National Mortgage Association Series 2007 3.177% (LIBOR 6 Month + 1.31%), 01/01/2037(c)		1	523

Total Mortgage Pass-Throughs (cost $1,773,048)			1,606,371

LOCAL GOVERNMENTS - US MUNICIPAL BONDS – 0.2%
United States – 0.2%
City of New York NY
Series 2021
0.982%, 08/01/2025		265	239,523
New Jersey Turnpike Authority
Series 2021-B
1.047%, 01/01/2026		125	110,708
Port Authority of New York & New Jersey
Series 2020-A
1.086%, 07/01/2023		280	272,955
Tobacco Settlement Finance Authority/WV
Series 2020
3.00%, 06/01/2035		253	240,095

Total Local Governments - US Municipal Bonds (cost $923,007)			863,281

SHORT-TERM INVESTMENTS – 7.1%
U.S. Treasury Bills – 5.1%
U.S. Treasury Bill
Zero Coupon, 12/01/2022		10,345	10,295,110
Zero Coupon, 03/09/2023		6,984	6,870,490

Total U.S. Treasury Bills (cost $17,171,983)			17,165,600

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PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

	Principal Amount (000)		U.S. $ Value

Governments - Treasuries – 2.0%
Japan – 2.0%
Japan Treasury Discount Bill Series 1105 Zero Coupon, 12/05/2022 (cost $6,811,861)	JPY	980,900	$6,779,481

Total Short-Term Investments (cost $23,983,844)			23,945,081

Total Investments – 98.6% (cost $345,415,554)			334,736,180
Other assets less liabilities – 1.4%			4,675,435

Net Assets – 100.0%			$339,411,615

FUTURES (see Note 3)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts
U.S. 10 Yr Ultra Futures	6	December 2022	$710,906	$601
U.S. T-Note 2 Yr (CBT) Futures	360	December 2022	73,940,626	(1,196,317)

Sold Contracts
10 Yr Japan Bond (OSE) Futures	11	December 2022	11,271,333	30,490
Long Gilt Futures	89	December 2022	9,579,552	(118,396)
U.S. T-Note 5 Yr (CBT) Futures	16	December 2022	1,720,125	62,628

				$(1,220,994)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)
Bank of America, NA	JPY	981,175	USD	6,861	12/02/2022	$41,164
State Street Bank & Trust Co.	JPY	2,834	USD	20	12/02/2022	320

						$41,484

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PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	2,830	05/21/2031	1.617%	3 Month LIBOR	Semi- Annual/ Quarterly	$ 449,586	$	– 0	–	$449,586

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	2	$(483)	$(325)	$(158)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	2	(483)	(260)	(223)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	9	(2,093)	(1,108)	(985)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	11	(2,415)	(1,321)	(1,094)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	10	(2,253)	(1,134)	(1,119)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	11	(2,415)	(1,279)	(1,136)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	15	(3,380)	(1,790)	(1,590)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	14	(3,059)	(1,462)	(1,597)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	27	(6,118)	(2,859)	(3,259)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	95	(21,249)	(7,192)	(14,057)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	121	(27,046)	(9,349)	(17,697)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	150	(33,645)	(8,363)	(25,282)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	618	(138,446)	(39,952)	(98,494)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	42	(9,337)	(4,998)	(4,339)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	95	(21,411)	(14,606)	(6,805)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	134	(29,943)	(20,721)	(9,222)
Deutsche Bank AG London
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	320	(71,638)	(21,451)	(50,187)
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	29	(6,440)	(3,430)	(3,010)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	100	(22,377)	(11,555)	(10,822)

						$(404,231)	$(153,155)	$(251,076)

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PORTFOLIO OF INVESTMENTS (continued)

SHORT DURATION PLUS PORTFOLIO

*	Termination date

(a)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

(b)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At September 30, 2022, the aggregate market value of these securities amounted to $49,212,539 or 14.5% of net assets.

(c)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2022.

(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(e)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.38% of net assets as of September 30, 2022, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
GSF Series 2021-1, Class A1 1.433%, 08/15/2026	02/25/2021	$371,455	$353,118	0.10%
GSF Series 2021-1, Class A2 2.435%, 08/15/2026	02/25/2021	551,788	507,116	0.15%
GSF Series 2021-1, Class AS 2.638%, 08/15/2026	02/25/2021	18,390	16,603	0.00%
HFX Funding Issuer Series 2017-1A, Class A3 3.647%, 03/15/2035	11/19/2022	500,661	431,489	0.13%

(f) IO – Interest Only.

Currency Abbreviations:

JPY – Japanese Yen

USD – United States Dollar

Glossary:

ABS – Asset-Backed Securities

ARMs – Adjustable Rate Mortgages

CBT – Chicago Board of Trade

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CLO – Collateralized Loan Obligations

CMBS – Commercial Mortgage-Backed Securities

LIBOR – London Interbank Offered Rate

OSE – Osaka Securities Exchange

REIT – Real Estate Investment Trust

REMICs – Real Estate Mortgage Investment Conduits

SOFR – Secured Overnight Financing Rate

See notes to financial statements.

abfunds.com	AB BOND FUNDS | 79

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2022

	Intermediate Duration Portfolio	Short Duration Plus Portfolio
ASSETS
Investments in securities, at value	$3,240,729,482	$334,736,180
Cash	35,117,540	3,131,562
Cash collateral due from broker	14,537,252	1,442,382
Receivables:
Interest	18,761,132	1,306,203
Foreign withholding tax reclaims	18,474	1,539
Capital shares sold	627,427	369,198
Variation margin on centrally cleared swaps	150,250	1,292
Unrealized appreciation of forward currency exchange contracts	1,182,204	41,484

Total assets	3,311,123,761	341,029,840

LIABILITIES
Payables:
Dividends to shareholders	1,271,114	205,167
Investment securities purchased	202,624,346	– 0	–
Capital shares redeemed	5,625,752	559,256
Variation margin on futures	3,766,092	252,397
Management fee	1,152,405	70,989
Shareholder servicing fee	262,904	26,818
Foreign capital gains taxes	167,436	0
Transfer Agent fee	26,543	5,955
Distribution fee	123	3,819
Accrued expenses	330,637	89,593
Market value on credit default swaps(a)	4,996,454	404,231
Unrealized depreciation of forward currency exchange contracts	348,530	– 0	–

Total liabilities	220,572,336	1,618,225

Net Assets	$3,090,551,425	$339,411,615

Cost of investments	$3,672,940,300	$345,415,554

Net Assets Consist of:
Capital stock, at par	$277,771	$30,839
Additional paid-in capital	3,670,193,312	366,668,538
Accumulated loss	(579,919,658)	(27,287,762)

	$3,090,551,425	$339,411,615

(a)	Net premiums received of $2,087,586 and $153,155, respectively.

See Notes to Financial Statements.

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STATEMENT OF ASSETS AND LIABILITIES (continued)

	Intermediate Duration Portfolio	Short Duration Plus Portfolio
CALCULATION OF MAXIMUM OFFERING PRICE
Intermediate Duration/ Short Duration Plus Class Shares
Net Assets	$3,089,962,053	$323,935,864
Shares of capital stock outstanding	277,717,642	29,433,563

Net asset value, offering and redemption price per share	$11.13	$11.01

Class A Shares
Net Assets	$571,536	$14,182,408
Shares of capital stock outstanding	51,304	1,287,886

Net asset value and redemption price per share	$11.14	$11.01
Sales charge—4.25% for Intermediate Duration Portfolio and 2.25% for Short Duration Plus Portfolio of public offering price	0.49	0.25

Maximum offering price	$11.63	$11.26

Class C Shares
Net Assets		$1,293,343
Shares of capital stock outstanding		117,682

Net asset value and offering price per share		$10.99

Advisor Class Shares
Net Assets	$9,486
Shares of capital stock outstanding	852

Net asset value and offering price per share	$11.13

Class Z Shares
Net Assets	$8,350
Shares of capital stock outstanding	750

Net asset value and offering price per share	$11.13

See Notes to Financial Statements.

abfunds.com	AB BOND FUNDS | 81

STATEMENT OF OPERATIONS

For the year ended September 30, 2022

	Intermediate Duration Portfolio		Short Duration Plus Portfolio
Investment Income
Interest	$78,561,467		$3,066,037

Total income	78,561,467		3,066,037

Expenses:
Management fee (see Note 2A)	15,421,685		913,674
Shareholder servicing fee (see Note 2B)	3,542,155		244,478
Custody and accounting fees	225,262		57,828
Transfer Agent fee – Non-Retail Class	195,083		20,575
Transfer Agent fee – Class A	19,352		32,510
Transfer Agent fee – Class C	– 0	–	2,103
Transfer Agent fee – Advisor Class	290		– 0	–
Transfer Agent fee – Class Z	21		– 0	–
Distribution fees – Class A	1,866		38,992
Distribution fees – Class C	– 0	–	9,750
Directors’ fees and expenses	153,018		11,088
Auditing and tax fees	128,390		22,069
Registration fees	75,278		72,903
Legal fees	124,669		9,802
Printing fees	38,856		35,755
Miscellaneous	127,705		13,313

Total expenses	20,053,630		1,484,840
Less: expenses waived and reimbursed by the Adviser (see Note 2A, 2B and 2D)	(35,166)		(269,409)

Net expenses	20,018,464		1,215,431

Net investment income	58,543,003		1,850,606

See Notes to Financial Statements.

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STATEMENT OF OPERATIONS (continued)

	Intermediate Duration Portfolio	Short Duration Plus Portfolio
Realized and Unrealized Gain (Loss) on Investment and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	$(72,194,840)	$(1,042,617)
Forward currency exchange contracts	4,042,569	(18,611)
Futures	(63,109,506)	(4,006,559)
Swaps	(4,326,286)	(282,365)
Foreign currency transactions	3,760,585	54,357

Net realized loss on investment and foreign currency transactions	(131,827,478)	(5,295,795)

Net change in unrealized appreciation/depreciation of:
Investments(a)	(511,298,527)	(10,679,088)
Forward currency exchange contracts	929,448	41,484
Futures	(9,164,905)	(1,178,470)
Swaps	18,168,953	1,194,433
Foreign currency denominated assets and liabilities	(84,711)	(7,186)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(501,449,742)	(10,628,827)

Net realized and unrealized loss on investment and foreign currency transactions	(633,277,220)	(15,924,622)

Net Decrease in Net Assets Resulting from Operations	$(574,734,217)	$(14,074,016)

(a)	Net of increase in accrued foreign capital gains taxes on unrealized gains of $2,884 and $0, respectively.

See Notes to Financial Statements.

abfunds.com	AB BOND FUNDS | 83

STATEMENT OF CHANGES IN NET ASSETS

	Intermediate Duration Portfolio
	Year Ended 9/30/22	Year Ended 9/30/21
Increase (Decrease) in Net Assets from Operations:
Net investment income	$58,543,003	$68,989,470
Net realized gain (loss) on investment and foreign currency transactions	(131,827,478)	28,777,985
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities and other assets and liabilities	(501,449,742)	(106,481,497)

Net decrease in net assets resulting from operations	(574,734,217)	(8,714,042)

Distributions to shareholders
Intermediate Duration Portfolio	(96,507,904)	(136,374,393)
Class A	(16,803)	(34,295)
Advisor Class	(279)	(353)
Class Z	(255)	(364)

Total distributions to shareholders	(96,525,241)	(136,409,405)

Capital-share transactions:
Net proceeds from sales of shares	395,517,888	767,794,097
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	80,772,362	120,165,390

Total proceeds from shares sold	476,290,250	887,959,487
Cost of shares redeemed	(561,976,742)	(592,989,249)

Net increase (decrease) in net assets from capital-share transactions	(85,686,492)	294,970,238

Net increase (decrease) in net assets	(756,945,950)	149,846,791
Net Assets:
Beginning of period	3,847,497,375	3,697,650,584

End of period	$3,090,551,425	$3,847,497,375

See Notes to Financial Statements.

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STATEMENT OF CHANGES IN NET ASSETS (continued)

	Short Duration Plus Portfolio
	Year Ended 9/30/22	Year Ended 9/30/21
Increase (Decrease) in Net Assets from Operations:
Net investment income	$1,850,606	$2,314,228
Net realized gain (loss) on investment and foreign currency transactions	(5,295,795)	(990,257)
Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities and other assets and liabilities	(10,628,827)	(1,490,852)

Net decrease in net assets resulting from operations	(14,074,016)	(166,881)

Distributions to shareholders
Short Duration Plus Class	(1,792,732)	(2,283,865)
Class A	(36,975)	(71,620)
Class C	(2,012)	(6,023)

Total distributions to shareholders	(1,831,719)	(2,361,508)

Capital-share transactions:
Net proceeds from sales of shares	191,978,729	94,214,859
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	1,347,261	2,099,953

Total proceeds from shares sold	193,325,990	96,314,812
Cost of shares redeemed	(100,109,377)	(77,580,243)

Net increase in net assets from capital-share transactions	93,216,613	18,734,569

Net increase in net assets	77,310,878	16,206,180
Net Assets:
Beginning of period	262,100,737	245,894,557

End of period	$339,411,615	$262,100,737

See Notes to Financial Statements.

abfunds.com	AB BOND FUNDS | 85

NOTES TO FINANCIAL STATEMENTS

September 30, 2022

NOTE 1.

Organization and Significant Accounting Policies

The AB Intermediate Duration Class A, Advisor Class and Class Z shares and the AB Short Duration Plus Class A and C shares are (collectively, the “Bond Fund Retail Classes”) shares of Intermediate Duration Portfolio and Short Duration Plus Portfolio (the “Portfolios”) of the Sanford C. Bernstein Fund, Inc. (the “Fund”). The Fund is registered under the Investment Company Act of 1940 as an open-end registered investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of 13 series each with its own investment objective. Class B, Class R and Class T shares of Short Duration Plus Portfolio have been authorized but currently are not offered. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Effective March 7, 2022, the maximum sales charge for purchases of the Short Duration Plus Portfolio’s Class A shares is reduced from 4.25% to 2.25% and purchases in amounts of $500,000 or more, or by certain group retirement plans, may be subject to a 1%, 18-month contingent deferred sales charge, which may be subject to waiver in certain circumstances. Prior to March 7, 2022, purchases of the Short Duration Plus Portfolio’s Class A shares in amounts of $1,000,000 or more, or by certain group retirement plans, may be subject to a 1%, 1-year contingent deferred sales charge, which may be subject to waiver in certain circumstances.

Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares 10 years after the end of the calendar month of purchase. Advisor Class and Class Z shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. These financial statements include only the Bond Fund Retail Classes. The financial highlights of the Intermediate Duration Class and Short Duration Plus Class shares are presented in a separate financial report. All classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the

86 | AB BOND FUNDS	abfunds.com

NOTES TO FINANCIAL STATEMENTS (continued)

financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

A. Portfolio Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Portfolios’ Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Portfolios’ valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Portfolios’ portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will

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NOTES TO FINANCIAL STATEMENTS (continued)

consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolios generally value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each

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NOTES TO FINANCIAL STATEMENTS (continued)

investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are: the value of collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments

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NOTES TO FINANCIAL STATEMENTS (continued)

for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of September 30, 2022:

Intermediate Duration Portfolio
Investments In Securities:	Level 1			Level 2		Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$1,236,707,238		$	– 0	–	$1,236,707,238
Corporates – Investment Grade		– 0	–	693,778,472			– 0	–	693,778,472
Mortgage Pass-Throughs		– 0	–	519,260,321			– 0	–	519,260,321
Collateralized Mortgage Obligations		– 0	–	238,878,783			– 0	–	238,878,783
Asset-Backed Securities		– 0	–	157,349,601			– 0	–	157,349,601
Commercial Mortgage-Backed Securities		– 0	–	99,335,649			12,375,548		111,711,197
Collateralized Loan Obligations		– 0	–	84,321,764			– 0	–	84,321,764
Corporates – Non-Investment Grade		– 0	–	59,087,252			– 0	–	59,087,252
Local Governments – US Municipal Bonds		– 0	–	27,798,967			– 0	–	27,798,967
Emerging Markets – Corporate Bonds		– 0	–	13,087,972			– 0	–	13,087,972
Common Stocks		– 0	–	– 0	–		9,135,974		9,135,974
Quasi-Sovereigns		– 0	–	8,731,334			– 0	–	8,731,334
Emerging Markets – Sovereigns		– 0	–	8,662,214			– 0	–	8,662,214
Agencies		– 0	–	6,019,761			– 0	–	6,019,761
Governments – Sovereign Bonds		– 0	–	1,727,904			– 0	–	1,727,904
Short-Term Investments		– 0	–	64,470,728			– 0	–	64,470,728

Total Investments in Securities		– 0	–	3,219,217,960			21,511,522		3,240,729,482
Other Financial Instruments(a):
Assets:
Futures		924,469		– 0	–		– 0	–	924,469	(b)
Forward Currency Exchange Contracts		– 0	–	1,182,204			– 0	–	1,182,204
Centrally Cleared Credit Default Swaps		– 0	–	774,860			– 0	–	774,860	(b)
Centrally Cleared Interest Rate Swaps		– 0	–	2,464,228			– 0	–	2,464,228	(b)
Liabilities:
Futures		(13,990,539)		– 0	–		– 0	–	(13,990,539	)(b)
Forward Currency Exchange Contracts		– 0	–	(348,530)			– 0	–	(348,530)
Credit Default Swaps		– 0	–	(4,996,454)			– 0	–	(4,996,454)

Total		$(13,066,070)		$3,218,294,268			$21,511,522		$3,226,739,720

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Short Duration Plus Portfolio
Investments In Securities:	Level 1			Level 2		Level 3			Total
Assets:
Governments – Treasuries	$	– 0	–	$232,493,720		$	– 0	–	$232,493,720
Corporates – Investment Grade		– 0	–	27,080,280			– 0	–	27,080,280
Asset-Backed Securities		– 0	–	18,366,340			– 0	–	18,366,340
Collateralized Mortgage Obligations		– 0	–	14,129,884			– 0	–	14,129,884
Commercial Mortgage-Backed Securities		– 0	–	6,695,729			876,837		7,572,566
Collateralized Loan Obligations		– 0	–	4,780,166			– 0	–	4,780,166
Agencies		– 0	–	3,898,491			– 0	–	3,898,491
Mortgage Pass-Throughs		– 0	–	1,606,371			– 0	–	1,606,371
Local Governments – US Municipal Bonds		– 0	–	863,281			– 0	–	863,281
Short-Term Investments:
U.S. Treasury Bills		– 0	–	17,165,600			– 0	–	17,165,600
Governments – Treasuries		– 0	–	6,779,481			– 0	–	6,779,481

Total Investments in Securities		– 0	–	333,859,343			876,837		334,736,180
Other Financial Instruments(a):
Assets:
Futures		93,719		– 0	–		– 0	–	93,719	(b)
Forward Currency Exchange Contracts		– 0	–	41,484			– 0	–	41,484
Centrally Cleared Interest Rate Swaps		– 0	–	449,586			– 0	–	449,586	(b)
Liabilities:
Futures		(1,314,713)		– 0	–		– 0	–	(1,314,713	)(b)
Credit Default Swaps		– 0	–	(404,231)			– 0	–	(404,231)

Total		$(1,220,994)		$333,946,182			$876,837		$333,602,025

(a)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(b)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

C. Foreign Currency Translation

The accounting records of the Portfolios are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

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Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Portfolios do isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year, as required by the Internal Revenue Code.

The Portfolios may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D. Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2022, the Portfolios did not have any unrecognized tax benefits.

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E. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Portfolios are informed of the dividend. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Portfolios amortize premiums and accrete discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

F. Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in each Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H. Distribution of Income and Gains

Net investment income of each Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Distributions of net realized gains, less any available loss carryforwards, if any, will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded

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for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

Permanent differences have no effect on net assets. The effects of such permanent differences on each Portfolio, due to the utilization of earnings and profits distributed to shareholders on redemption of shares and distribution in excess of income which are reflected as adjustments to the components of net assets as of September 30, 2022, as shown below:

Portfolio	Increase (Decrease) to Additional Paid-In Capital		Increase (Decrease) to Distributable Earnings/ Accumulated Loss
Intermediate Duration Portfolio	$(421,249)		$421,249
Short Duration Plus Portfolio	– 0	–	– 0	–

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolios pay the Adviser an investment management fee, based on an annual rate, for such services as follows:

	Annual Percentage of Average Daily Net Assets of Each Portfolio
Portfolio	First $2.5 Billion	Next $2.5 Billion	Next $3 Billion	Thereafter
Intermediate Duration	0.450%	0.400%	0.350%	0.300%

	First $750 Million	Thereafter
Short Duration Plus	0.350%	0.300%

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Effective January 28, 2021, the Adviser has agreed to waive its fees and bear certain expenses of the Intermediate Duration Portfolio to the extent necessary to limit the total other expenses (exclusive of advisory fees, distribution and/or service (Rule 12b-1) fees, extraordinary expenses, interest expense, acquired fund fees and expenses other than the advisory fees of any affiliated funds in which the Portfolio may invest, expenses associated with securities sold short, and brokerage commission and other transaction costs) to 0.22%, 0.22% and 0.13% for Class A, Advisor Class and Class Z shares, respectively. For the year ended September 30, 2022, such reimbursements/waivers amounted to $35,166. The Expense Caps may not be terminated by the Adviser before January 28, 2023.

B. Transfer Agency Agreement; Shareholder Servicing Fee

Under a Transfer Agency Agreement between the Fund, on behalf of the Bond Fund Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Bond Fund Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended September 30, 2022, the compensation retained by ABIS amounted to: Intermediate Duration Portfolio, $17,985 and Short Duration Plus Portfolio, $17,723. With respect to the Short Duration Plus Portfolio, for the year ended September 30, 2022, ABIS voluntarily agreed to waive a portion of transfer agency fees in the amounts of $976 and $85 for Class A Shares and Class C Shares, respectively.

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to individual shareholders of the Portfolios (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the Intermediate Duration and Short Duration Plus Class shares of the Portfolios. Under the agreement, the fee paid by the Intermediate Duration and Short Duration Plus Class shares to the Adviser for services under this agreement is at an annual rate of .10% of the average daily net assets of the Portfolios attributable to the respective class during the month. Effective November 13, 2020, the Adviser voluntarily agreed to waive the

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shareholder servicing fee of 0.10 of 1%, annualized, of the average daily net assets attributable to the Bernstein Class of the Short Duration Plus Portfolio. For the year ended September 30, 2022, such waiver amounted to $244,478.

C. Distribution Arrangements—Intermediate Duration and Short Duration Plus Class Shares

Under the Distribution Agreement between the Fund, on behalf of the Intermediate Duration and Short Duration Plus Class Shares of the Portfolios and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell Intermediate Duration and Short Duration Plus Class shares of the Portfolios. This agreement does not apply to the Bond Fund Retail Classes of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D. Distribution Arrangements—Bond Fund Retail Classes

The Retail Classes of the Portfolios have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each such class pays distribution services fees to AllianceBernstein Investments, Inc., (the “Retail Distributor”), a wholly owned subsidiary of the Adviser, at an annual rate of up to .30 of 1% of the Class A Shares and 1% of the Class C Shares of the respective average daily net assets attributable to the Bond Fund Retail Classes. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of .25 of 1% of Class A shares’ average daily net assets attributable to the Bond Fund Retail Classes. With respect to the Short Duration Plus Portfolio, the Retail Distributor voluntarily agreed to waive .55 of 1% to limit distribution service fees to .45 of 1% of the average daily net assets attributable to the Class C Shares of Short Duration Plus Portfolio. For the year ended September 30, 2022, such waivers amounted to $5,364. With respect to the Short Duration Plus Portfolio, for the year ended September 30, 2022, the Retail Distributor voluntarily agreed to waive additional distribution service fees in the amounts of $16,186 and $2,320 for Class A Shares and C Shares, respectively. The Agreement provides that the Retail Distributor will use such payments in their entirety for distribution assistance and promotional activities. Since the commencement of the Portfolios’ operations, the Retail Distributor has incurred expenses in excess of the distribution costs reimbursed by as follows:

Portfolio	Class C
Short Duration Plus	$1,035,786

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There are no distribution and servicing fees on the Advisor Class and Class Z Shares.

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Retail Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

E. Other Transactions with Affiliates

The Retail Distributor has advised the Fund that it has retained front-end sales charges from sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares for the year ended September 30, 2022, as follows:

	Front-End Sales Charges	Contingent Deferred Sales Charges
Portfolio	Class A	Class A	Class C
Intermediate Duration	$20	$0	N/A
Short Duration Plus	486	4,364	$122

NOTE 3.

Investment Security Transactions

A. Purchases and Sales

Purchases and sales of investment securities (excluding short-term investments) for the year ended September 30, 2022, were as follows:

Portfolio	Purchases Excluding U.S. Government Securities	Purchases of U.S. Government Securities	Sales Excluding U.S. Government Securities	Sales of U.S. Government Securities
Intermediate Duration	$613,060,255	$3,965,910,259	$782,410,252	$3,540,230,958
Short Duration Plus	39,090,097	181,713,533	25,124,668	92,580,188

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

		Gross Unrealized		Net Unrealized Appreciation (Depreciation)
Portfolio	Cost	Appreciation	(Depreciation)
Intermediate Duration	$3,675,642,378	$12,204,774	$(441,948,401)	$(429,743,627)
Short Duration Plus	345,417,082	912,439	(10,938,177)	(10,025,738)

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B. Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Each Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolio bears the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into futures, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolio as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

During the year ended September 30, 2022, the Portfolios held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

Each Portfolio may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market.

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Forward currency exchange contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward currency exchange contract with a term greater than one year. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

During the year ended September 30, 2022, the Portfolios held forward currency exchange contracts for hedging and non-hedging purposes.

•	Swaps

Each Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, equity markets or currencies. Each Portfolio may also enter into swaps for non-hedging purposes as a means of gaining market exposures, making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolios in accordance with the terms of the respective swaps to provide value and recourse to the Portfolios or their counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

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Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolios’ exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolios enter into a centrally cleared swap, the Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the

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contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolios are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolios hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolios may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolios may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolios anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended September 30, 2022, the Portfolios held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

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During the year ended September 30, 2022, the Portfolios held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

Each Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference

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obligation also reflects the cost of buying/selling protection and may reflect upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended September 30, 2022, the Portfolios held credit default swaps for hedging and non-hedging purposes.

The Portfolios typically enter into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Portfolios typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of the Portfolios’ net liability, held by the defaulting party, may be delayed or denied.

The Portfolios’ ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of the Portfolios decline below specific levels (“net asset contingent features”). If these levels are triggered, the Portfolios’ OTC counterparty has the right to terminate such transaction and require the Portfolios to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

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During the year ended September 30, 2022, the Portfolios had entered into the following derivatives:

Intermediate Duration Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$924,469	*	Receivable/Payable for variation margin on futures	$13,990,539	*

Credit contracts				Receivable/Payable for variation margin on centrally cleared swaps	1,098	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	2,464,228	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	1,182,204		Unrealized depreciation on forward currency exchange contracts	348,530

Credit contracts				Market value on credit default swaps	4,996,454

Total		$4,570,901			$19,336,621

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(63,109,506)	$(9,164,905)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	4,042,569	929,448

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$(1,054,349)	$4,243,757

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(3,271,937)	13,925,196

Total		$(63,393,223)	$9,933,496

Short Duration Plus Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on futures	$93,719	*	Receivable/Payable for variation margin on futures	$1,314,713	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	449,586	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	41,484

Credit contracts				Market value on credit default swaps	404,231

Total		$584,789			$1,718,944

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(4,006,559)	$(1,178,470)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(18,611)	41,484

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(43,907)	490,129

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(238,458)	704,304

Total		$(4,307,535)	$57,447

Intermediate Duration Portfolio
Futures:
Average notional amount of buy contracts	$586,231,048
Average notional amount of sale contracts	$189,101,072	(a)
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$74,841,295	(b)
Average principal amount of sale contracts	$199,432,974
Centrally Cleared Interest Rate Swaps:
Average notional amount	$74,383,188
Centrally Cleared Inflation Swaps:
Average notional amount	$105,735,000	(a)
Credit Default Swaps:
Average notional amount of buy contracts	$83,709,167	(a)
Average notional amount of sale contracts	$48,810,916
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$46,346,414	(c)

(a)	Positions were open for five months during the year.

(b)	Positions were open for ten months during the year.

(c)	Positions were open for nine months during the year.

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Short Duration Plus Portfolio
Futures:
Average notional amount of buy contracts	$98,051,677
Average notional amount of sale contracts	$13,136,221
Forward Currency Exchange Contracts:
Average principal amount of buy contracts	$5,678,729	(a)
Average principal amount of sale contracts	$6,157,895	(b)
Centrally Cleared Interest Rate Swaps:
Average notional amount	$2,830,000
Centrally Cleared Inflation Swaps:
Average notional amount	$10,890,000	(c)
Credit Default Swaps:
Average notional amount of buy contracts	$5,098,833	(d)
Average notional amount of sale contracts	$2,443,287
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$1,196,430	(d)

(a)	Positions were open for one month during the year.

(b)	Positions were open for seven months during the year.

(c)	Positions were open for two months during the year.

(d)	Positions were open for five months during the year.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolios as of September 30, 2022. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

Intermediate Duration Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset		Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Citibank, NA/Citigroup Global Markets, Inc.	$1,182,022	$(840,013)		$	– 0	–	$	– 0	–	$342,009
State Street Bank & Trust Co.	182	– 0	–		– 0	–		– 0	–	182

Total	$1,182,204	$(840,013)		$	– 0	–	$	– 0	–	$342,191	^

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Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Bank of America, NA	$348,530	$	– 0	–	$	– 0	–	$	– 0	–	$348,530
Citibank, NA/Citigroup Global Markets, Inc.	840,013		(840,013)			– 0	–		– 0	–	– 0	–
Credit Suisse International	855,145		– 0	–		– 0	–		(829,653)		25,492
Goldman Sachs International	2,675,391		– 0	–		– 0	–		(2,632,950)		42,441
JPMorgan Securities, LLC	304,421		– 0	–		(304,421)			– 0	–	– 0	–
Morgan Stanley Capital Services LLC	321,484		– 0	–		– 0	–		(321,484)		– 0	–

Total	$5,344,984		$(840,013)			$(304,421)			$(3,784,087)		$416,463	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

Short Duration Plus Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset			Cash Collateral Received*			Security Collateral Received*			Net Amount of Derivative Assets
Bank of America, NA	$41,164	$	– 0	–	$	– 0	–	$	– 0	–	$41,164
State Street Bank & Trust Co.	320		– 0	–		– 0	–		– 0	–	320

Total	$41,484	$	– 0	–	$	– 0	–	$	– 0	–	$41,484	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset			Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Citigroup Global Markets, Inc.	$22,699	$	– 0	–	$	– 0	–	$	– 0	–	$22,699
Credit Suisse International	220,386		– 0	–		– 0	–		(220,386)		– 0	–
Deutsche Bank AG	71,638		– 0	–		(71,638)			– 0	–	– 0	–
Goldman Sachs International	60,691		– 0	–		– 0	–		– 0	–	60,691
JPMorgan Securities, LLC	28,817		– 0	–		– 0	–		– 0	–	28,817

Total	$404,231	$	– 0	–		$(71,638)			$(220,386)		$112,207	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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C. Currency Transactions

The Portfolios may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolios and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

D. TBA and Dollar Rolls

The Portfolios may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agree-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

The Intermediate Duration may enter into certain TBA transactions known as dollar rolls. Dollar rolls involve sales by the Portfolio of securities for delivery in the current month and the Portfolios’ simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, the Portfolios forgo principal and interest paid on the securities. The Portfolios are compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the “drop”) as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls involve the risk that the market value of the securities the Portfolio is obligated to repurchase under the agreement may decline below the repurchase price. Dollar rolls are speculative techniques. For the year ended September 30, 2022, the Intermediate Duration Portfolio earned drop income of $3,305,460 which is included in interest income in the accompanying statement of operations.

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NOTE 4.

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2022 and September 30, 2021 were as follows:

Intermediate Duration	2022		2021
Distributions paid from:
Ordinary income	$59,305,742		$90,958,859
Long-term capital gains	37,219,499		45,450,546

Total distributions paid	$96,525,241		$136,409,405

Short Duration Plus
Distributions paid from:
Ordinary income	$1,831,719		$2,361,508
Long-term capital gains	– 0	–	– 0	–

Total distributions paid	$1,831,719		$2,361,508

As of September 30, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income			Undistributed Long-Term Capital Gains		Accumulated Capital and Other Gains (Losses)(a)	Unrealized Appreciation/ (Depreciation)(b)	Total Accumulated Earnings/ (Deficit)(c)
Intermediate Duration	$	– 0	–	$–0	–	$(148,662,338)	$(429,818,769)	$(578,481,107)
Short Duration Plus		141,322		– 0	–	(17,190,991)	(10,032,924)	(27,082,593)

(a)

As of September 30, 2022, Intermediate Duration Portfolio had capital loss carryforwards for federal income tax purposes. As of September 30, 2022, Intermediate Duration Portfolio deferred $148,662,338 in post-October losses. These losses will be treated as arising on October 1, 2022. As of September 30, 2022 Short Duration Plus Portfolio deferred $1,192 in straddle losses.

(b)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), the tax treatment of callable bonds, and the realization for tax purposes of gains/losses on certain derivative instruments.

(c)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the tax treatment of the accrual of foreign capital gains tax, and dividends payable to shareholders.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses.

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As of September 30, 2022, the following Portfolios had net capital loss carryforwards as follows:

Portfolio	Short-Term Amount			Long-Term Amount
Intermediate Duration	$	– 0	–	$	– 0	–
Short Duration Plus		5,479,273			11,710,526

NOTE 5.

Risks Involved in Investing in the Portfolios

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Portfolios may be subject to greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential government fiscal and monetary policy initiatives and resulting market reaction to those initiatives.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk—The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest-rate risk and will decrease in price as interest rates rise. Securities that have final maturities

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longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities. Rates of inflation have recently risen, which could adversely affect economies and markets.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities , such as less liquid, less transparent, less regulated and more volatile markets. These risks include risks related to unfavorable or unsuccessful government actions, reduction of government or central bank support, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, and adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Emerging-Markets Securities Risk—The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty, and these risks are even more pronounced in “frontier” markets, which are investable markets with lower total market capitalization and liquidity than the more developed emerging markets. Emerging markets typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a pandemic. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

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Derivatives Risk—The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolios. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives as well as additional regulations governing, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Mortgage-Related and Asset-Related Securities Risk—Mortgage- and asset-related securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-related securities are subject to credit, interest-rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities. Asset-related securities entail certain risks not presented by mortgage-backed securities, including the risk that it may be difficult to perfect the liens securing any collateral backing certain asset-backed securities.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not

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benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk—The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Management Risk—The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Illiquid Investments Risk—Illiquid investments risk exists when particular investments are difficult or impossible to purchase or sell, possibly preventing the Portfolios from purchasing or selling these securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest-rate environment, where the value and liquidity of fixed-income securities generally go down. Illiquid securities may also be difficult to value. If the Portfolios are forced to sell an illiquid asset to meet

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redemption requests or other cash needs, or to try to limit losses, the Portfolios may be forced to sell at a substantial loss or may not be able to sell at all.

Redemption Risk—The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolios’ net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolios.

Market Risk—The Portfolios are subject to market risk, which is the risk that stock or bond prices in general or in particular countries or sectors may decline over short or extended periods. Stock or bond prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest-rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; public health crises (including the occurrence of a contagious disease or illness); policy and legislative changes; cybersecurity events; and other factors.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, sanctions, regional and global conflicts, terrorism, natural disasters (including the spread of infectious illness) and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

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Lower-rated Securities Risk—Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Riskier than a Money-Market Fund—Although the Short Duration Plus Portfolio maintains a short overall duration, it invests in securities with longer maturities and in some cases lower quality than the assets of the type of mutual fund known as a money-market fund. The risk of a decline in the market value of the Portfolio is greater than for a money-market fund since the credit quality of the Portfolio’s securities may be lower and the effective duration of the Portfolio will be longer.

LIBOR Transition and Associated Risk—The Portfolios may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. Dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the secured overnight funding rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities

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NOTES TO FINANCIAL STATEMENTS (continued)

or payments linked to those reference rates, which may adversely affect the Portfolios’ performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting the Portfolios’ performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Cybersecurity Risk—As the use of the internet and other technologies has become more prevalent in the course of business, the Portfolios have become more susceptible to operational and financial risks associated with cybersecurity. Cybersecurity incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cybersecurity failures or breaches of the Portfolios or their service providers or the issuers of securities in which the Portfolios invest have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cybersecurity, there is no guarantee that those measures will be effective, particularly since the Portfolios do not control the cybersecurity defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.

Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio or shareholder assets, Portfolio or customer data (including private shareholder information), or proprietary information, or cause a Portfolio, the Adviser, and/or the Portfolios’ service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or

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NOTES TO FINANCIAL STATEMENTS (continued)

prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. Cybersecurity incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.

Capital-Share Transactions

The Fund has authorized 17.5 billion shares of common stock, par value $0.001 per share, of which 2.9 billion are allocated to the Intermediate Duration Portfolio and Short Duration Plus Portfolio. The allocation is as follows:

	Allocation of Shares (in Millions)
Portfolio	Bernstein Class Shares	Retail Class A Shares	Retail Class B Shares		Retail Class C Shares		Retail Advisor Class Shares		Retail Class R Shares		Retail Class Z Shares		Retail Class T Shares		Total
Intermediate Duration	600	300	– 0	–	– 0	–	300		– 0	–	400		– 0	–	1,600
Short Duration Plus	200	200	200		200		– 0	–	200		– 0	–	300		1,300

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NOTES TO FINANCIAL STATEMENTS (continued)

Share transactions for each Portfolio for the years ended September 30, 2022 and September 30, 2021, were as follows:

	Intermediate Duration Portfolio
	Shares		Amount
	Year Ended 9/30/22	Year Ended 9/30/21	Year Ended 9/30/22	Year Ended 9/30/21

Intermediate Duration Class Shares
Shares sold	31,316,820	56,202,237	$395,481,316	$766,539,667

Shares issued to shareholders on reinvestment of dividends and distributions	6,326,514	8,742,347	80,755,796	120,132,573

Shares redeemed	(45,054,689)	(43,516,801)	(560,890,334)	(592,800,321)

Net increase (decrease)	(7,411,355)	21,427,783	$(84,653,222)	$293,871,919

Class A Shares
Shares sold	2,869	91,115	$36,572	$1,253,106

Shares issued to shareholders on reinvestment of dividends and distributions	1,293	2,397	16,533	32,805

Shares redeemed	(81,780)	(13,955)	(1,086,408)	(188,928)

Net increase (decrease)	(77,618)	79,557	$(1,033,303)	$1,096,983

Advisor Class Shares
Shares sold	0	99	$0	$1,324

Shares issued to shareholders on reinvestment of dividends and distributions	2	1	33	12

Net increase	2	100	$33	$1,336

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NOTES TO FINANCIAL STATEMENTS (continued)

There were no transactions in capital shares of Class Z shares for the year ended September 30, 2022 and the year ended September 30, 2021.

	Short Duration Plus Portfolio
	Shares		Amount
	Year Ended 9/30/22	Year Ended 9/30/21	Year Ended 9/30/22	Year Ended 9/30/21

Short Duration Plus Class Shares
Shares sold	16,273,311	7,565,938	$183,646,854	$88,810,032

Shares issued to shareholders on reinvestment of dividends	117,287	173,295	1,321,157	2,032,240

Shares redeemed	(7,977,343)	(5,820,632)	(91,363,133)	(68,260,080)

Net increase	8,413,255	1,918,601	$93,604,878	$22,582,192

Class A Shares
Shares sold	659,486	369,544	$7,508,658	$4,346,934

Shares issued to shareholders on reinvestment of dividends	2,223	5,309	24,860	62,373

Shares converted from Class C	7,817	42,791	88,635	501,872

Shares redeemed	(733,314)	(582,041)	(8,329,493)	(6,835,781)

Net decrease	(63,788)	(164,397)	$(707,340)	$(1,924,602)

Class C Shares
Shares sold	65,930	47,374	$734,582	$556,021

Shares issued to shareholders on reinvestment of dividends	111	455	1,244	5,340

Shares converted to Class A	(7,835)	(42,872)	(88,635)	(501,872)

Shares redeemed	(29,129)	(169,283)	(328,116)	(1,982,510)

Net increase (decrease)	29,077	(164,326)	$319,075	$(1,923,021)

At September 30, 2022, a shareholder of the Short Duration Plus Portfolio owned 22% of the Portfolio’s outstanding shares. Significant transactions by such shareholders, if any, may impact the Portfolio’s performance.

NOTE 7.

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform

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NOTES TO FINANCIAL STATEMENTS (continued)

(Topic 848)—Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE 8.

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Intermediate Duration Portfolio
Class A
Year Ended September 30,	July 23, 2019(a) to September 30, 2019
2022	2021	2020

Net asset value, beginning of period	$ 13.50	$ 14.03	$ 13.55	$ 13.36

Income From Investment Operations

Net investment income(b)	.16	.18	(c)	.15	.04

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.22)	(.29)	.52	.18

Total from investment operations	(2.06)	(.11)	.67	.22

Less: Dividends and Distributions

Dividends from net investment income	(.17)	(.18)	(.19)	(.03)

Distributions from net realized gain on investment transactions	(.13)	(.24)	– 0	–	– 0	–

Total dividends and distributions	(.30)	(.42)	(.19)	(.03)

Net asset value, end of period	$ 11.14	$ 13.50	$ 14.03	$ 13.55

Total Return

Total investment return based on net asset value(d)	(15.54)%	(.86)%	5.08%	1.71%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$572	$1,741	$693	$10

Average net assets (000 omitted)	$746	$1,438	$170	$10

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.90%	1.03%	1.82%	2.00	%(e)

Expenses, before waivers/reimbursements	5.51%	3.95%	1.82%	2.00	%(e)

Net investment income	1.26%	1.29	%(c)	1.11%	1.34	%(e)

Portfolio turnover rate(f)	122%	123%	72%	62%

See Footnote Summary on page 127.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Intermediate Duration Portfolio
Advisor Class
Year Ended September 30,	July 23, 2019(a) to September 30, 2019
2022	2021	2020

Net asset value, beginning of period	$ 13.49	$ 14.03	$ 13.55	$ 13.36

Income From Investment Operations

Net investment income(b)	0.20	.21	(c)	.20	.04

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.23)	(.29)	.51	.19

Total from investment operations	(2.03)	(.08)	.71	.23

Less: Dividends and Distributions

Dividends from net investment income	(0.20)	(.22)	(.23)	(.04)

Distributions from net realized gain on investment transactions	(0.13)	(.24)	– 0	–	– 0	–

Total dividends and distributions	(0.33)	(.46)	(.23)	(.04)

Net asset value, end of period	$ 11.13	$ 13.49	$ 14.03	$ 13.55

Total Return

Total investment return based on net asset value(d)	(15.33)%	(.62)%	5.28%	1.76%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$9	$11	$11	$10

Average net assets (000 omitted)	$11	$11	$10	$10

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	0.66%	.86%	1.64%	1.75	%(e)

Expenses, before waivers/reimbursements	5.53%	3.36%	1.64%	1.75	%(e)

Net investment income	1.60%	1.51	%(c)	1.47%	1.64	%(e)

Portfolio turnover rate(f)	122%	123%	72%	62%

See Footnote Summary on page 127.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

Intermediate Duration Portfolio
Class Z
Year Ended September 30,	July 23, 2019(a) to September 30, 2019
2022	2021	2020

Net asset value, beginning of period	$ 13.49	$ 14.03	$ 13.55	$ 13.36

Income From Investment Operations

Net investment income(b)	.21	.24	(c)	.31	.07

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(2.23)	(.29)	.51	.18

Total from investment operations	(2.02)	(.05)	.82	.25

Less: Dividends and Distributions

Dividends from net investment income	(.21)	(.25)	(.34)	(.06)

Distributions from net realized gain on investment transactions	(.13)	(.24)	– 0	–	– 0	–

Total dividends and distributions	(.34)	(.49)	(.34)	(.06)

Net asset value, end of period	$ 11.13	$ 13.49	$ 14.03	$ 13.55

Total Return

Total investment return based on net asset value(d)	(15.26	)%(g)	(.40)%	6.16%	1.95%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$8	$10	$10	$10

Average net assets (000 omitted)	$9	$10	$10	$10

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.57%	.63%	.82%	.77	%(e)

Expenses, before waivers/reimbursements	3.01%	1.87%	.82%	.77	%(e)

Net investment income	1.69%	1.74	%(c)	2.30%	2.62	%(e)

Portfolio turnover rate(f)	122%	123%	72%	62%

See Footnote Summary on page 127.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Short Duration Plus Portfolio
	Class A
	Year Ended September 30,
	2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 11.68	$ 11.79	$ 11.74	$ 11.54	$ 11.69

Income From Investment Operations

Net investment income(b)(c)	.03	.05	.11	.18	.11

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.68)	(.11)	.07	.22	(.14)

Total from investment operations	(.65)	(.06)	.18	.40	(.03)

Less: Dividends

Dividends from net investment income	(.02)	(.05)	(.13)	(.20)	(.12)

Net asset value, end of period	$ 11.01	$ 11.68	$ 11.79	$ 11.74	$11.54

Total Return

Total investment return based on net asset value(d)	(5.49)%	(.53)%	1.53%	3.44%	(.24)%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$14,182	$15,784	$17,874	$20,462	$25,222

Average net assets (000 omitted)	$15,597	$17,123	$17,732	$23,973	$23,170

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.86%	1.00%	1.07%	.97%	1.01%

Expenses, before waivers/reimbursements	.97%	1.00%	1.07%	.97%	1.01%

Net investment income(c)	.25%	.40%	.97%	1.50%	.93%

Portfolio turnover rate	48%	75%	50%	39%	85%

See Footnote Summary on page 127.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Short Duration Plus Portfolio
	Class C
	Year Ended September 30,
	2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 11.65	$ 11.76	$ 11.72	$ 11.52	$ 11.67

Income From Investment Operations

Net investment income(b)(c)	.02	.03	.09	.15	.08

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.66)	(.11)	.05	.22	(.14)

Total from investment operations	(.64)	(.08)	.14	.37	(.06)

Less: Dividends

Dividends from net investment income	(.02)	(.03)	(.10)	(.17)	(.09)

Net asset value, end of period	$ 10.99	$ 11.65	$ 11.76	$ 11.72	$ 11.52

Total Return

Total investment return based on net asset value(d)	(5.49)%	(.79)%	1.32%	3.24%	(.44)%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$1,293	$1,032	$2,976	$2,304	$2,976

Average net assets (000 omitted)	$975	$2,064	$2,214	$2,573	$3,778

Ratio to average net assets of:

Expenses, net of waivers/reimbursements	.92%	1.21%	1.28%	1.18%	1.22%

Expenses, before waivers/reimbursements	1.72%	1.76%	1.83%	1.73%	1.77%

Net investment income(c)	.22%	.26%	.74%	1.29%	.67%

Portfolio turnover rate	48%	75%	50%	39%	85%

See Footnote Summary on page 127.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

(a)	Commencement of distributions.

(b)	Based on average shares outstanding.

(c)	Net of expenses waived by the Adviser.

(d)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(e)	Annualized

(f)	The portfolio accounts for dollar roll transactions as purchases and sales.

(g)

The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See Notes to Financial Statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of Sanford C. Bernstein Fund, Inc. and AB Intermediate Duration Class Shareholders of Intermediate Duration Portfolio and AB Short Duration Plus Class Shareholders of Short Duration Plus Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Intermediate Duration Portfolio and Short Duration Plus Portfolio (two of the thirteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter collectively referred to as the “Portfolios”) as of September 30, 2022, the related statements of operations for the year ended September 30, 2022, the statements of changes in net assets for each of the two years in the period ended September 30, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of September 30, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

November 23, 2022

We have served as the auditor of one or more of the investment companies in the AB Group of Mutual Funds since at least 1985. We have not been able to determine the specific year we began serving as auditor.

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2022 FEDERAL TAX INFORMATION

(unaudited)

For federal income tax purposes, the following information is furnished with respect to the distributions paid by the Portfolio during the taxable year ended September 30, 2022. For foreign shareholders, the following percentage of dividends paid by each portfolio may be considered to be qualifying to be taxed as interest-related dividends.

PORTFOLIO	% OF QUALIFIED INTEREST INCOME (FOREIGN SHAREHOLDERS)
SHORT DURATION PLUS	88.56%
INTERMEDIATE DURATION	99.00%

For the taxable year ended September 30, 2022, the long-term capital gain designation is as follows:

PORTFOLIO
INTERMEDIATE DURATION	$37,219,499

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2023.

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BOARD OF DIRECTORS

Debra Perry(1),(2), Chair Beata D. Kirr, President R. Jay Gerken(1),(2) Jeffrey R. Holland(1)	William Kristol(1) Michelle McCloskey(1) Donald K. Peterson(1)

OFFICERS

Michael Canter, Vice President(3) Janaki Rao, Vice President(3) Emilie D. Wrapp, Secretary Michael B. Reyes, Senior Vice President	Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street
Boston, MA 02210

Distributor†

AllianceBernstein Investments, Inc.

501 Commerce Street

Nashville, TN 37203

Transfer Agent†

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278

Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

1	Member of the Audit Committee, the Nominating, Governance and Compensation Committee, and the Independent Directors Committee.

2	Member of the Pricing Committee.

3

The day-to-day management of, and investment decisions for, the AB Short Duration Portfolio are made by the Adviser’s U.S. Investment Grade: Liquid Markets Structured Products Investment Team. Messrs. Canter and Rao are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

The day-to-day management of, and investment decisions for, the AB Intermediate Duration Portfolio are made by the Adviser’s U.S. Investment Grade: Core Fixed Income Team. Messrs. Canter and Rao are the investment professionals with the most significant responsibility for the day-to-day management of the Portfolio’s portfolio.

†	For the AB Short Duration Portfolio, Classes A and C shares only. For the AB Intermediate Duration Portfolio, Classes A, Advisor, and Z shares only.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, (YEAR OF ELECTION**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR DURING THE LAST FIVE YEARS
INTERESTED DIRECTOR

Beata D. Kirr,*** c/o AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 48 (2019)	Senior Vice President of the Investment Adviser with which she has been associated since prior to 2017. She is the Co-Head of Investment Strategies since April 2020 and a National Managing Director since 2017. She was previously the Head of Private Client Core Asset Strategies. She joined the firm in 2007 as a Senior Portfolio Manager. Prior to joining AB, she was a director at Harris Alternatives, a global fund of hedge funds, and was with Goldman Sachs, where she advised clients in the Equities, M&A and Equity Capital Markets divisions, from their New York, London and Chicago offices.	17	Women Employed

DISINTERESTED DIRECTORS

Debra Perry,#,^ Chair of The Board 71 (2011)	Formerly, Senior Managing Director of Global Ratings and Research, Moody’s Investors Service, Inc. from 2001 to 2004; Chief Administrative Officer, Moody’s, from 1999 to 2001; Chief Credit Officer, Moody’s, from 2000 to 2001; Group Managing Director for the Finance, Securities and Insurance Ratings Groups, Moody’s Corp., from 1996 to 1999; earlier she held executive positions with First Boston Corporation and Chemical Bank.	17	Assurant, Inc., since 2017; Korn/Ferry International since 2008; Genworth Financial, Inc., from 2016-2022; PartnerRe, from 2013- 2016; Bank of America Funds Series Trust, from 2011-2016

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR OF ELECTION**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR DURING THE LAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

R. Jay Gerken,#,^ 71 (2013)	Formerly, President and Chief Executive Officer of Legg Mason Partners Fund Advisor, LLC, and President & Board Member of The Legg Mason and Western Asset mutual funds from 2005 until June 2013. Previously, he was the President and Chair of the boards of the Citigroup Asset Management mutual funds from 2002 to 2005; Portfolio Manager and Managing Director, Smith Barney Asset Management from 1993 to 2001 and President & CEO, Directions Management of Shearson Lehman, Inc. from 1988 to 1993.	17	Cedar Lawn Corporation; New Jersey Chapter of The Nature Conservancy; and Associated Banc-Corp

Jeffrey R. Holland,# 56 (2019)	Formerly, Limited Partner of Brown Brothers Harriman from 2014 to 2018. Prior thereto, General Partner of Brown Brothers Harriman from 2006 to 2013.	17	Director of various non-profit organizations

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR OF ELECTION**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR DURING THE LAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

William Kristol,# 69 (1994)	Founder and Editor, The Weekly Standard from 1995 to 2018. He is a regular contributor on leading political commentary shows. He has served as the inaugural Vann Professor of Ethics and Society at Davidson College since 2019.	17	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Institute for the Study of War; Foundation for Constitutional Government; and Defending Democracy Together, a non-profit educational corporation

Michelle McCloskey,# 60 (2019)	Formerly, President of Americas, Man Group from 2017 to August 2019 and President of Man FRM from 2015 to August 2019. Prior thereto, she was a Senior Managing Director of Man FRM from 2012 to 2015. While at the Man Group, she served on the Executive Committee of Man Group plc from 2012 to 2019, as Chief Executive Officer, Board of Managers of Man Alternative Multi Strategy Fund from 2016 to 2019 and as President and Chair of the Board of the Pine Grove Institutional Funds from 2016 to 2019. She currently serves on the Investment Advisory Committee of Texas Tech University Endowment.	17	Assured Guaranty Ltd. since May 2021

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, (YEAR OF ELECTION**)	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR DURING THE LAST FIVE YEARS
DISINTERESTED DIRECTORS (continued)

Donald K. Peterson,# 73 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. (telecommunications equipment and services) from 2002 to 2006; President and Chief Executive Officer, Avaya Inc. from 2000 to 2001; President, Enterprise Systems Group in 2000; Chief Financial Officer, Lucent Technologies (telecommunications equipment and services) from 1996 to 2000; Chief Financial Officer, AT&T, Communications Services Group from 1995 to 1996; President, Nortel Communications Systems, Inc. (telecommunications and networking equipment) from 1994 to 1995. Prior thereto, he was at Nortel from 1976 to 1995.	17	Worcester Polytechnic Institute, (Emeritus); Member of the Board of TIAA- Bank, FSB

*	The address for the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department—Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Directors.

***	Ms. Kirr is an “interested person”, as defined in the 1940 Act, due to her affiliation with AllianceBernstein.

#	Member of the Audit Committee, the Governance, Nominating and Compensation Committee, and the Independent Directors Committee.

^	Member of the Pricing Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE (5) YEARS
Beata D. Kirr, 48	President	See biography above.

Michael Canter, 53	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017. He is also Director and Chief Investment Officer - Securitized Assets.

Janaki Rao, 52	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017. He is also Director of US Multi-Sector Fixed-Income Portfolios.

Emilie D. Wrapp, 66	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)**, with which she has been associated since prior to 2017.

Michael B. Reyes, 46	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2017.

Joseph J. Mantineo, 63	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2017.

Phyllis J. Clarke, 61	Controller	Vice President of ABIS**, with which she has been associated since prior to 2017.

Vincent S. Noto, 57	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser**, since prior to 2017.

*	The address for the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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OPERATION AND EFFECTIVENESS OF THE PORTFOLIOS’ LIQUIDITY RISK MANAGEMENT PROGRAM:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolios to designate an Administrator of the Portfolios’ Liquidity Risk Management Program. The Administrator of the Portfolios’ LRMP is AllianceBernstein L.P., the Portfolios’ investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Portfolios’ Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolios’ LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolios’ compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolios will be unable to meet their redemption obligations in a timely manner.

Pursuant to the LRMP, the Portfolios classify the liquidity of their portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolios’ strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Portfolios participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Portfolios are required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolios’ reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolios’ LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID-19 impacts. As such, the program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Portfolios or their ability to timely meet redemptions during the Program Reporting Period.

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BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT

Sanford C. Bernstein Fund, Inc. (the “Fund”) is subject to Section 15 of the Investment Company Act of 1940, as amended. Section 15 provides that any investment advisory agreement with a registered investment company such as the Fund may continue in effect for a period of more than two years from the date of its execution, only so long as such continuance is specifically approved at least annually by the board of directors (or by vote of a majority of the outstanding voting securities of the investment company). Pursuant to this requirement, the Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Fund, on behalf of the Emerging Markets, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) of the Fund, and AllianceBernstein L.P. (the “Adviser”)( the “Investment Management Agreement”) at a meeting held on October 26-27, 2022.

The following discussion describes the considerations in connection with the Board’s review of the Investment Management Agreement.

In connection with the annual review of the continuation of the Investment Management Agreement between the Fund and the Adviser, counsel to the Independent Directors sent a letter to the Adviser dated August 10, 2022, that contained a list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, met by video conference and received and evaluated extensive materials relating to the continuation of the Investment Management Agreement from the Adviser. In addition, the Board received materials from the Senior Vice president of the Fund and an independent fee consultant as described below. On September 29, 2022, the Board of Directors held a video conference meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. At that meeting, the Independent Directors met separately with their independent counsel and the Senior Vice President and the independent fee consultant in executive sessions. Following the September 29, 2022 meeting, the Independent Directors, through counsel, requested certain additional information by means of an email from their independent counsel dated October 6, 2022, and the Adviser provided certain additional information by means of a memorandum dated October 19, 2022. On October 26-27, 2022, the Board of Directors held a meeting to continue their review of the Investment Management Agreement. During this meeting, the Adviser provided further information

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BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

requested by the Independent Directors relating to contract renewal, and the Independent Directors also met separately with counsel to the Independent Directors as well as the Senior Vice President to review the contract renewal materials provided by the Adviser and the materials prepared by the Senior Vice President. At the conclusion of this meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the Investment Management Agreement, the Board, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Investment Management Agreement and considered whether the Agreement would be in the best interests of the Fund. In particular, the Board considered the information that was provided to them by the Adviser in response to their requests, as well as information prepared by the Senior Vice President and the independent fee consultant at the request of the Board. The Fund’s Senior Vice President assists the Board (as well as the boards of other funds sponsored by the Adviser) in evaluating investment management agreements and certain other plans and agreements pursuant to which the Adviser or its affiliates provide services to the Funds. The Board also considered other information provided to the Board in connection with the September 29, 2022 and October 26-27, 2022 meetings and throughout the past year.

The information considered by the Board included information with respect to the nature, extent and quality of services provided, investment performance, fees and expenses, profitability, economies of scale, and fall-out benefits and other revenue.

In the Board’s consideration of the factors discussed below, no single factor was considered in isolation or to be determinative to the decision of the Board to approve the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered and in the exercise of the Directors’ business judgment, that it was in the best interests of the Fund to approve the Investment Management Agreement including the fees to be charged for services thereunder, as summarized below.

Fees and Expenses

The Board, including the Independent Directors, compared the fees and expense ratios of each Portfolio (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and

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BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

expense data, were available from Strategic Insight, an independent provider of investment company data. The Senior Vice President also performed analyses of the advisory fees, and compared such analyses to the Portfolios’ peer groups. In addition, the Board received and considered information from an independent fee consultant regarding the fees and expenses of the Portfolios as well as their investment performance.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser, including information about any recent advisory fee changes with respect to other investment companies advised by the Adviser. The Board noted the differences between the services provided to the Portfolios in comparison to those provided to other types of clients, including institutional clients and other investment companies for which the Adviser acted as investment adviser or subadviser, and the differences in the entrepreneurial and other risks borne by the Adviser in serving the Portfolios compared to other types of clients.

The Board noted that the Adviser had elected to discontinue its voluntary waiver of the 0.10% shareholder servicing fee for the private client class of the Short Duration Plus Portfolio and the Short Duration Diversified Municipal Portfolio, during the next term of the shareholder servicing agreement. In that regard, the Board considered that the increasing interest rate environment had increased yields available in the marketplace on short-term investments, and that the Adviser indicated that the waivers were no longer necessary to maintain positive performance. The Board further considered that the total expense ratios of the Portfolios remained below the median of the peer group after removal of the waiver, and the Board reviewed materials estimating the impact of the removal of the waiver on the performance of the Portfolios.

The Board also noted that the Adviser had recently modified the advisory fee schedule of the Overlay A and Tax-Aware Overlay Portfolios by reducing the level where each Portfolio reaches its first breakpoint, and adding a new breakpoint on assets over $5 billion. With respect to the advisory fees charged to the Overlay Portfolios, the Directors noted that the Portfolios are intended to have an impact on a private client’s entire account, rather than just an impact at the Portfolio level.

On the basis of its review and consideration of the fees as described above and the Board’s consideration of the other factors described below, and in light of the Adviser’s implementation of certain fee waivers and/or expense caps for certain Portfolios, the Board concluded that the contractual advisory fees as proposed were reasonable.

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BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

Nature, Extent and Quality of Services Provided

The Board, including the Independent Directors, considered the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as Directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational and other changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its compliance, administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout changing market environments. The Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios.

In considering the nature and quality of the services provided by the Adviser, the Board, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. The Board was provided with performance data versus each Portfolio’s peer group, for the 1-year, 3-year, 5-year and 10-year periods, as applicable, ended July 31, 2022 and versus each Portfolio’s benchmark index, for the relevant periods, as well as the most recently available Morningstar rating for those Portfolios with an available rating. The Board also received certain updated performance information as of September 30, 2022. In addition, the Directors considered information showing performance compared to peer groups and benchmarks for rolling calendar year periods and the year to date. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year. The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios. The Directors also considered how peer groups have changed over time and how comparisons may differ depending upon the selection of the peer groups or benchmark indices.

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BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlay Portfolios can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in seeking to provide the desired risk/return trade-off for their investors in light of their overall portfolios (and not just their investment in the Overlay Portfolios themselves). In considering the performance of the Overlay Portfolios, the Board reviewed the performance of the Overlay Portfolios’ dynamic asset allocation component and the impact of that component in the recent volatile market environment. The Board considered the Adviser’s continued research efforts to enhance the dynamic asset allocation component utilized by the Overlay Portfolios. The Board further acknowledged the difficulty in selecting relevant peer groups for the Overlay Portfolios because of their unique structure and noted that the Overlay A Portfolio and Tax-Aware Overlay A Portfolio held higher percentages of equities and international equities than the funds in their relevant peer groups.

In evaluating the performance of the Portfolios that invest primarily in fixed-income securities, the Directors considered whether those Portfolios may have incurred less credit risk or interest rate risk, or both, in relation to their peer groups and benchmark indices. The Directors also noted the Adviser’s explanation that certain Portfolios are designed to maintain higher credit quality and a more conservative approach versus the funds in their relevant peer groups, and that as a result of a lower risk profile, those Portfolios have underperformed the peer group during periods when riskier assets have outperformed.

Where the Portfolios had underperformed their peer groups or benchmark indices, the Directors considered the Adviser’s explanations for performance and, as applicable, measures the Adviser had taken or proposed to take to improve performance, including enhancements to portfolio management models. The Directors noted generally the Adviser’s continued efforts to enhance the services provided to the Portfolios. The Directors also noted that they would continue to monitor investment performance closely.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the respective Portfolios. The materials provided to the Independent Directors included information

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BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

indicating the profitability of the Portfolios to the Adviser for calendar years 2020 and 2021, which had been reviewed by an independent consultant. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, noting that the methodology was consistent with the Adviser’s internal financial reporting. The Directors acknowledged that there are many potentially acceptable allocation methodologies for cost allocation, and that in certain cases the selected allocation methodology may not capture all costs borne by the Adviser with respect to a Portfolio. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency and distribution services to the Fund, and that they had focused on profitability before taxes and distribution expenses. The Board further considered materials provided by the Adviser estimating the profitability of the Short Duration Plus Portfolio and the Short Duration Diversified Municipal Portfolio to the Adviser after the termination of the voluntary waiver in effect for the Portfolios. The Directors reviewed comparative information regarding profitability for other publicly-traded advisers, recognizing that it is difficult to make comparisons of profitability among different investment advisers because only limited comparative information is publicly available and the comparisons are affected by numerous factors including different business mixes.

After reviewing all relevant factors, the Directors, including the Independent Directors, concluded that the levels of the Adviser’s profits in respect of its management of the Portfolios were not excessive.

Economies of Scale

The Board, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Directors discussed possible ways in which any such economies of scale may be shared with the Portfolios, including by investment in enhanced services.

The Directors also considered the Senior Vice President materials which they received in connection with the review of the Investment Management Agreement, which included information reflecting changes in asset levels of the Portfolios and in the profitability of the Adviser over various periods.

After reviewing the profitability and economies of scale information provided by the Adviser, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things and as applicable, establishing advisory

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BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

fees at levels that contemplated future achievement of scale, 2018 fee reductions for the Short Duration Diversified Municipal, Short Duration Plus, Intermediate Duration, and Emerging Markets Portfolios, breakpoint arrangements including the lowering of the first breakpoint and the addition of a new breakpoint in the advisory fee schedule for the Overlay A and Tax-Aware Overlay A Portfolios as well as other recently adopted or modified breakpoints for certain Portfolios, expense caps and waivers applying to select Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements. The Directors also noted that they would continue to monitor the growth of the Portfolios.

Fall-Out Benefits and Other Revenue

The Board, including the Independent Directors, also took into account so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby the Adviser receives the benefit of research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, and transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ contractual fee schedules, as set forth below.

Portfolio	Annual Percentage of Average Daily Net Assets of Each Portfolio
Short Duration Diversified Municipal	0.30% of the first $750 million; 0.25% of assets in excess of $750 million.

Short Duration Plus	0.35% of the first $750 million; 0.30% of assets in excess of $750 million.

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BOARD CONSIDERATION OF INVESTMENT MANAGEMENT ARRANGEMENT (continued)

Portfolio	Annual Percentage of Average Daily Net Assets of Each Portfolio
New York Municipal	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% of assets in excess of $5 billion.

California Municipal	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% of assets in excess of $5 billion.

Diversified Municipal	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion up to, but not exceeding $7 billion; 0.225% of assets in excess of $7 billion.

Intermediate Duration	0.45% on the first $2.5 billion; 0.40% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $8 billion; 0.30% of assets in excess of $8 billion.

Emerging Markets	0.95% of the first $2.5 billion; 0.90% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

Overlay A	0.90% of the first $2.5 billion; 0.875% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

Tax-Aware Overlay A	0.90% of the first $2.5 billion; 0.875% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

Overlay B	0.65% of assets.

Tax-Aware Overlay B	0.65% of assets.

Tax-Aware Overlay C	0.65% of assets.

Tax-Aware Overlay N	0.65% of assets.

abfunds.com	AB BOND FUNDS | 145

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

CORE

Core Opportunities Fund

Select US Equity Portfolio

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Concentrated Growth Fund

Discovery Growth Fund

Growth Fund

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VALUE

Discovery Value Fund

Equity Income Fund

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INTERNATIONAL/ GLOBAL EQUITY

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Global Core Equity Portfolio

International Strategic Core Portfolio

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FIXED INCOME

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High Income Municipal Portfolio

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MULTI-ASSET

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CLOSED-END FUNDS

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EXCHANGE-TRADED FUNDS

Tax-Aware Short Duration Municipal ETF

Ultra Short Income ETF

We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to December 1, 2021, Sustainable Thematic Balanced Portfolio was named Conservative Wealth Strategy.

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NOTES

abfunds.com	AB BOND FUNDS | 147

NOTES

148 | AB BOND FUNDS	abfunds.com

AB BOND FUNDS

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

BF-0151-0922

SEP    09.30.22

ANNUAL REPORT

AB INTERMEDIATE MUNICIPAL PORTFOLIOS

+	AB INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO
+	AB INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO
+	AB INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

Investment Products Offered	• Are Not FDIC Insured • May Lose Value • Are Not Bank Guaranteed

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AB’s website at www.abfunds.com, or go to the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov, or call AB at (800) 227 4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov. AB publishes full portfolio holdings for the Fund monthly at www.abfunds.com.

AllianceBernstein Investments, Inc. (ABI) is the distributor of the AB family of mutual funds. ABI is a member of FINRA and is an affiliate of AllianceBernstein L.P., the Adviser of the funds.

The [A/B] logo is a registered service mark of AllianceBernstein and AllianceBernstein® is a registered service mark used by permission of the owner, AllianceBernstein L.P.

FROM THE ADVISER

Dear Shareholder,

We’re pleased to provide this report for the AB Intermediate Municipal Portfolios: California, Diversified and New York (each a “Portfolio,” and collectively, the “Portfolios”). Please review the discussion of Portfolio performance, the market conditions during the reporting period and the Portfolios’ investment strategies.

As always, AB strives to keep clients ahead of what’s next by:

+	Transforming uncommon insights into uncommon knowledge with a global research scope

+	Navigating markets with seasoned investment experience and sophisticated solutions

+	Providing thoughtful investment insights and actionable ideas

Whether you’re an individual investor or a multi-billion-dollar institution, we put knowledge and experience to work for you.

AB’s global research organization connects and collaborates across platforms and teams to deliver impactful insights and innovative products. Better insights lead to better opportunities—anywhere in the world.

For additional information about AB’s range of products and shareholder resources, please log on to www.abfunds.com.

Thank you for your investment in the AB Mutual Funds.

Sincerely,

Onur Erzan

Senior Vice President of the Adviser

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 1

ANNUAL REPORT

November 15, 2022

This report provides management’s discussion of fund performance for the AB Intermediate Municipal Portfolios: California, Diversified and New York, for the annual reporting period ended September 30, 2022.

Each of the Portfolios seeks to provide safety of principal and maximize total return after taking account of federal taxes (and, in the case of the Intermediate California Municipal Portfolio, California state taxes and, in the case of the Intermediate New York Municipal Portfolio, New York state and local taxes).

NAV RETURNS AS OF SEPTEMBER 30, 2022 (unaudited)

	6 Months	12 Months

AB INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

Class A Shares	-3.67%	-7.63%

Class C Shares	-3.97%	-8.26%

Advisor Class Shares[1]	-3.55%	-7.40%

Bloomberg 5-Year GO Municipal Bond Index	-2.98%	-7.76%

Lipper California Intermediate Municipal Debt Funds Average	-4.59%	-9.33%

	6 Months	12 Months

AB INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

Class A Shares	-4.02%	-8.06%

Class C Shares	-4.46%	-8.81%

Advisor Class Shares[1]	-3.91%	-7.84%

Class Z Shares[1]	-3.90%	-7.81%

Bloomberg 5-Year GO Municipal Bond Index	-2.98%	-7.76%

Lipper Intermediate Municipal Debt Funds Average	-5.35%	-10.06%

1

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

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NAV RETURNS AS OF SEPTEMBER 30, 2022 (unaudited)

	6 Months	12 Months

AB INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

Class A Shares	-4.19%	-8.07%

Class C Shares	-4.55%	-8.76%

Advisor Class Shares[1]	-4.00%	-7.77%

Bloomberg 5-Year GO Municipal Bond Index	-2.98%	-7.76%

Lipper New York Intermediate Municipal Debt Funds Average	-4.60%	-9.43%

1

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

INVESTMENT RESULTS

The preceding tables show performance for each Portfolio compared to its benchmark, the Bloomberg 5-Year General Obligation (“GO”) Municipal Bond Index, for the six- and 12-month periods ended September 30, 2022. The tables also include performance for each Portfolio’s peer group, as represented by the Lipper California Intermediate Municipal Debt Funds Average for the Intermediate California Municipal Portfolio, the Lipper Intermediate Municipal Debt Funds Average for the Intermediate Diversified Municipal Portfolio and the Lipper New York Intermediate Municipal Debt Funds Average for the Intermediate New York Municipal Portfolio. Funds in each Lipper Average have generally similar investment objectives to the Portfolios, although some of the funds have different investment policies, sales and management fees, and fund expenses. Effective November 1, 2022, the Portfolios’ primary benchmark will be changing to the Bloomberg 1-10 Year Blend Index.

During the 12-month period, all share classes of the Intermediate Diversified Municipal and Intermediate New York Municipal Portfolios underperformed the benchmark and outperformed the Lipper Average; except for Class C, all share classes of the Intermediate California Municipal Portfolio outperformed the benchmark and all share classes outperformed the Lipper Average, before sales charges. During the six-month period, all share classes of the Portfolios underperformed the benchmark and outperformed the Lipper Average, before sales charges.

Intermediate Municipal California Portfolio: Overall security selection detracted, relative to the benchmark, during both periods. Security selection within the airports and multi-family housing sectors detracted, while selection in miscellaneous revenue and prepay energy contributed. An overweight to BBB-rated bonds versus the benchmark detracted from performance. The Portfolio’s yield-curve positioning largely contributed to performance during both periods as the yield curve flattened.

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Intermediate Diversified Municipal Portfolio: An overweight to special tax and toll roads/transit contributed, relative to the benchmark, during the 12-month period. For the six-month period, an overweight to airports and multi-family housing detracted. During both periods, yield-curve positioning contributed to performance, while credit exposure detracted.

Intermediate Municipal New York Portfolio: Overall security selection detracted, relative to the benchmark, during both periods. Security selection within the special tax and miscellaneous revenue sectors detracted, while selection within electric utility and prepay energy contributed. An overweight to A- and BBB-rated bonds versus the benchmark detracted from performance. The Portfolio’s yield-curve positioning largely contributed during both periods as the yield curve flattened.

During both periods, the Portfolios used credit default swaps for hedging and investment purposes, as well as inflation swaps for hedging purposes, which had no material impact on absolute returns; interest rate swaps were used for hedging purposes, which detracted.

MARKET REVIEW AND INVESTMENT STRATEGY

Yields continued their ascent higher toward the end of the reporting period ended September 30, 2022. During the 12-month period, the yield on a 10-Year AAA municipal bond rose to 3.30% from 1.14% and the yield on the 10-Year US Treasury rose to 3.80% from 1.54%. Demand for income continued to weaken during the six-month period, as investors have pulled approximately $92 billion year to date from mutual funds and exchange- traded funds as of September 30, 2022. In addition to broader fixed-income market volatility, these municipal market outflows contributed to municipal underperformance versus US Treasuries, with 10-Year AAA Muni/Treasury after-tax spreads widening 82 basis points (“b.p.”) during the 12-month period and 25 b.p. during the six-month period. Average BBB credit spreads widened during the 12-month and six-month periods by approximately 55 b.p. and 30 b.p., respectively.

In terms of strategy and positioning in the evolving market environment, the Portfolio’s Senior Investment Management Team (the “Team”) has adjusted the Portfolios’ yield-curve positioning as the curve has flattened over the 12-month period. At the beginning of the 12-month period, the Portfolios were underweight duration, which the Team adjusted to neutral as municipals sold off early in the year. The Team continues to maintain a neutral duration to the benchmark and a selective overweight to credit.

The Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond

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insurers, insurance has less value than it did in the past. The market now values insured municipal securities primarily based on the credit quality of the issuer of the security, with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of September 30, 2022, the Portfolios’ percentages of investments in municipal bonds that are insured and insured municipal bonds that have been pre-refunded or escrowed to maturity were 1.97% and 0.00%, respectively, for the Intermediate California Municipal Portfolio; 4.79% and 0.00%, respectively, for the Intermediate Diversified Municipal Portfolio; and 2.93% and 0.00%, respectively, for the Intermediate New York Municipal Portfolio.

INVESTMENT POLICIES

As a matter of fundamental policy, the Portfolios, under normal circumstances, invest at least 80% of their net assets in municipal securities (and, in the case of the Intermediate California Municipal and Intermediate New York Municipal Portfolios, municipal securities issued by the State of California or the State of New York, or their political subdivisions, or otherwise exempt from California or New York state income tax, respectively). The Intermediate Diversified Municipal Portfolio invests no more than 25% of its total assets in municipal securities of issuers located in any one state. Each of the Portfolios invests at least 80% of its total assets in municipal securities rated A or better by any nationally recognized statistical rating organization (“NRSRO”) (or, if unrated, determined by the Adviser to be of comparable quality) and comparably rated municipal notes. The Portfolios may invest up to 20% of their total assets in below investment-grade fixed-income securities (commonly known as “junk bonds”).

The Portfolios may invest, without limit, in revenue bonds, which generally do not have the pledge of the credit of the issuer. The Portfolios may invest, without limit, in securities or obligations that are related in such a way that business or political developments or changes affecting one such security could also affect the others (for example, securities with interest that is paid from projects of a similar type). Each of the Portfolios may invest up to 20% of their net assets in fixed-income securities of US issuers that are not municipal securities if, in the Adviser’s opinion, these securities will enhance the after-tax return for investors. The Portfolios may use derivatives, such as options, futures contracts, forward contracts and swaps. In managing the Portfolios, the Adviser may use interest-rate forecasting to estimate an appropriate level of interest-rate risk at a given time.

(continued on next page)

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Each Portfolio seeks to maintain an effective duration of three and one-half years to seven years under normal market conditions. Within the ranges described in the prospectus, the Adviser may moderately shorten the average duration of the Portfolios when it expects interest rates to rise and moderately lengthen average duration when it anticipates that interest rates will fall.

The Intermediate California Municipal and Intermediate New York Municipal Portfolios are “non-diversified,” which means that they may concentrate their assets in a smaller number of issuers than a diversified fund.

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DISCLOSURES AND RISKS

Benchmark Disclosure

The Bloomberg 5-Year GO Municipal Bond Index is unmanaged and does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Bloomberg 5-Year GO Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. An investor cannot invest directly in an index or average, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

Cybersecurity Risk: As the use of the internet and other technologies has become more prevalent in the course of business, the Portfolios have become more susceptible to operational and financial risks associated with cybersecurity. Cybersecurity incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cybersecurity failures or breaches of the Portfolios or their service providers or the issuers of securities in which the Portfolios invest have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cybersecurity, there is no guarantee that those measures will be effective, particularly since the Portfolios do not control the cybersecurity defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.

Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio or shareholder assets, Portfolio or customer data (including private shareholder information), or proprietary information, or cause a Portfolio, the Adviser, and/or the Portfolios’ service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. Cybersecurity incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

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DISCLOSURES AND RISKS (continued)

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Portfolios may be subject to greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential government fiscal and monetary policy initiatives and resulting market reaction to those initiatives.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk: The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest-rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded

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DISCLOSURES AND RISKS (continued)

pension liabilities, and by the phasing out of federal programs providing financial support. There have been some municipal issuers that have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may get worse, particularly in light of the economic impact of the recent spread of an infectious coronavirus (COVID-19). To the extent the Portfolios invest in a particular state’s municipal securities, they may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, wildfires, flooding and earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Puerto Rico continues to face a very challenging economic and fiscal environment, worsened by the spread of COVID-19 and the adverse effect that related governmental and public responses have had on Puerto Rico’s economy. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities. Rates of inflation have recently risen, which could adversely affect economies and markets.

Non-Diversification Risk: Concentration of investments in a small number of securities tends to increase risk. The Intermediate California Municipal and Intermediate New York Municipal Portfolios may have more risk

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DISCLOSURES AND RISKS (continued)

because they are “non-diversified”, meaning that they can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolios’ net asset value (“NAV”).

Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult or impossible to purchase or sell, possibly preventing the Portfolios from purchasing or selling these securities at an advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest-rate environment, where the value and liquidity of fixed-income securities generally go down. The Portfolios are subject to greater risk because the market for municipal securities is generally smaller and may not be as liquid as many other fixed-income markets, which may make municipal securities more difficult to trade or dispose of than other types of securities. Illiquid securities may also be difficult to value. If the Portfolios are forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the Portfolios may be forced to sell at a substantial loss or may not be able to sell at all.

Redemption Risk: The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolios’ net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Derivatives Risk: The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolios. Use of

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DISCLOSURES AND RISKS (continued)

derivatives may have different tax consequences for the Portfolios than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The US government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives as well as additional regulations governing, margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Market Risk: The Portfolios are subject to market risk, which is the risk that stock or bond prices in general or in particular countries or sectors may decline over short or extended periods. Stock or bond prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest-rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; public health crises (including the occurrence of a contagious disease or illness); policy and legislative changes; cybersecurity events; and other factors.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, sanctions, regional and global conflicts, terrorism, natural disasters (including the spread of infectious illness) and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to

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DISCLOSURES AND RISKS (continued)

countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Tax Risk: There is no guarantee that the income on the Portfolios’ municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. The US Congress has considered changes to US federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

These risks are fully discussed in the Portfolios’ prospectus. As with all investments, you may lose money by investing in the Portfolios.

An Important Note About Historical Performance

The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be

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DISCLOSURES AND RISKS (continued)

worth more or less than their original cost. Performance shown in this report represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.abfunds.com.

All fees and expenses related to the operation of the Portfolios have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Portfolios’ quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 3.00% maximum front-end sales charge for Class A shares and a 1% 1-year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

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HISTORICAL PERFORMANCE

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

9/30/2012 TO 9/30/2022

This chart illustrates the total value of an assumed $10,000 investment in AB Intermediate California Municipal Portfolio Class A shares (from 9/30/2012 to 9/30/2022) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2022 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]

CLASS A SHARES			2.44%	4.33%

1 Year	-7.63%	-10.39%

5 Years	0.25%	-0.35%

10 Years	0.75%	0.44%

CLASS C SHARES			1.75%	3.11%

1 Year	-8.26%	-9.17%

5 Years	-0.50%	-0.50%

10 Years[3]	0.01%	0.01%

ADVISOR CLASS SHARES[4]			2.77%	4.92%

1 Year	-7.40%	-7.40%

5 Years	0.50%	0.50%

Since Inception[5]	0.45%	0.45%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.73%, 1.48% and 0.48% for Class A, Class C and Advisor Class shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2022.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3	Assumes conversion of Class C shares into Class A shares after eight years.

4

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

5	Inception date: 7/25/2016.

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HISTORICAL PERFORMANCE (continued)

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2022 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-10.39%

5 Years	-0.35%

10 Years	0.44%

CLASS C SHARES

1 Year	-9.17%

5 Years	-0.50%

10 Years[1]	0.01%

ADVISOR CLASS SHARES[2]

1 Year	-7.40%

5 Years	0.50%

Since Inception[3]	0.45%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

3	Inception date: 7/25/2016.

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HISTORICAL PERFORMANCE

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

9/30/2012 TO 9/30/2022

This chart illustrates the total value of an assumed $10,000 investment in AB Intermediate Diversified Municipal Portfolio Class A shares (from 9/30/2012 to 9/30/2022) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2022 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]

CLASS A SHARES			2.61%	4.02%

1 Year	-8.06%	-10.82%

5 Years	0.40%	-0.22%

10 Years	0.85%	0.55%

CLASS C SHARES			1.93%	2.97%

1 Year	-8.81%	-9.72%

5 Years	-0.37%	-0.37%

10 Years[3]	0.10%	0.10%

ADVISOR CLASS SHARES[4]			2.95%	4.54%

1 Year	-7.84%	-7.84%

5 Years	0.65%	0.65%

Since Inception[5]	1.15%	1.15%

CLASS Z SHARES[4]			2.92%	4.49%

1 Year	-7.81%	-7.81%

Since Inception[5]	0.89%	0.89%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.66%, 1.41%, 0.41% and 0.38% for Class A, Class C, Advisor Class and Class Z shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2022.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3	Assumes conversion of Class C shares into Class A shares after eight years.

4

These share classes are offered at NAV to eligible investors and their SEC returns are the same as their NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

5	Inception dates: 6/26/2015 for Advisor Class shares; 7/2/2018 for Class Z shares.

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HISTORICAL PERFORMANCE (continued)

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2022 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-10.82%

5 Years	-0.22%

10 Years	0.55%

CLASS C SHARES

1 Year	-9.72%

5 Years	-0.37%

10 Years[1]	0.10%

ADVISOR CLASS SHARES[2]

1 Year	-7.84%

5 Years	0.65%

Since Inception[3]	1.15%

CLASS Z SHARES[2]

1 Year	-7.81%

Since Inception[3]	0.89%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

3	Inception dates: 6/26/2015 for Advisor Class shares; 7/2/2018 for Class Z shares.

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HISTORICAL PERFORMANCE

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

GROWTH OF A $10,000 INVESTMENT IN THE PORTFOLIO (unaudited)

9/30/2012 TO 9/30/2022

This chart illustrates the total value of an assumed $10,000 investment in AB Intermediate New York Municipal Portfolio Class A shares (from 9/30/2012 to 9/30/2022) as compared to the performance of the Portfolio’s benchmark. The chart reflects the deduction of the maximum 3% sales charge from the initial $10,000 investment in the Portfolio and assumes the reinvestment of dividends and capital gains distributions.

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HISTORICAL PERFORMANCE (continued)

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

AVERAGE ANNUAL RETURNS AS OF SEPTEMBER 30, 2022 (unaudited)

	NAV Returns	SEC Returns (reflects applicable sales charges)	SEC Yields[1]	Taxable Equivalent Yields[2]

CLASS A SHARES			2.60%	4.49%

1 Year	-8.07%	-10.82%

5 Years	0.13%	-0.49%

10 Years	0.74%	0.44%

CLASS C SHARES			1.91%	3.30%

1 Year	-8.76%	-9.66%

5 Years	-0.63%	-0.63%

10 Years[3]	0.00%	0.00%

ADVISOR CLASS SHARES[4]			2.93%	5.06%

1 Year	-7.77%	-7.77%

5 Years	0.38%	0.38%

Since Inception[5]	0.38%	0.38%

The Portfolio’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 0.73%, 1.48% and 0.48% for Class A, Class C and Advisor Class shares, respectively. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

1	SEC yields are calculated based on SEC guidelines for the 30-day period ended September 30, 2022.

2	Taxable equivalent yields are based on SEC yields and a 35% marginal federal income tax rate and maximum state taxes where applicable.

3	Assumes conversion of Class C shares into Class A shares after eight years.

4

This share class is offered at NAV to eligible investors and the SEC returns are the same as the NAV returns. Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

5	Inception date: 7/25/2016.

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HISTORICAL PERFORMANCE (continued)

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

SEC AVERAGE ANNUAL RETURNS

AS OF THE MOST RECENT CALENDAR QUARTER-END

SEPTEMBER 30, 2022 (unaudited)

SEC Returns (reflects applicable sales charges)

CLASS A SHARES

1 Year	-10.82%

5 Years	-0.49%

10 Years	0.44%

CLASS C SHARES

1 Year	-9.66%

5 Years	-0.63%

10 Years[1]	0.00%

ADVISOR CLASS SHARES[2]

1 Year	-7.77%

5 Years	0.38%

Since Inception[3]	0.38%

1	Assumes conversion of Class C shares into Class A shares after eight years.

2

Please note that this share class is for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Portfolio.

3	Inception date: 7/25/2016.

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EXPENSE EXAMPLE

(unaudited)

As a shareholder of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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EXPENSE EXAMPLE (continued)

(unaudited)

California Municipal Portfolio

	Beginning Account Value April 1, 2022	Ending Account Value September 30, 2022	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$963.30	$3.64	0.74%
Hypothetical**	$1,000	$1,021.36	$3.75	0.74%
Class C
Actual	$1,000	$960.30	$7.32	1.49%
Hypothetical**	$1,000	$1,017.60	$7.54	1.49%
Advisor Class
Actual	$1,000	$964.50	$2.41	0.49%
Hypothetical**	$1,000	$1,022.61	$2.48	0.49%

Diversified Municipal Portfolio

	Beginning Account Value April 1, 2022	Ending Account Value September 30, 2022	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$959.80	$3.24	0.66%
Hypothetical**	$1,000	$1,021.76	$3.35	0.66%
Class C
Actual	$1,000	$955.40	$6.91	1.41%
Hypothetical**	$1,000	$1,018.00	$7.13	1.41%
Advisor Class
Actual	$1,000	$960.90	$2.02	0.41%
Hypothetical**	$1,000	$1,023.01	$2.08	0.41%
Class Z
Actual	$1,000	$961.00	$1.97	0.40%
Hypothetical**	$1,000	$1,023.06	$2.03	0.40%

New York Municipal Portfolio

	Beginning Account Value April 1, 2022	Ending Account Value September 30, 2022	Expenses Paid During Period*	Annualized Expense Ratio*
Class A
Actual	$1,000	$958.10	$3.58	0.73%
Hypothetical**	$1,000	$1,021.41	$3.70	0.73%
Class C
Actual	$1,000	$954.50	$7.25	1.48%
Hypothetical**	$1,000	$1,017.65	$7.49	1.48%
Advisor Class
Actual	$1,000	$960.00	$2.36	0.48%
Hypothetical**	$1,000	$1,022.66	$2.43	0.48%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

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PORTFOLIO SUMMARY

INTERMEDIATE CALIFORNIA MUNICIPAL PORTFOLIO

September 30, 2022 (unaudited)

1

All data are as of September 30, 2022. The Portfolio’s quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

2	“Other” represents less than 0.2% in seven different states and American Samoa.

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PORTFOLIO SUMMARY

INTERMEDIATE DIVERSIFIED MUNICIPAL PORTFOLIO

September 30, 2022 (unaudited)

1

All data are as of September 30, 2022. The Portfolio’s quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

2	“Other” represents less than 2.2% in 34 different states, American Samoa, District of Columbia, Guam and Puerto Rico.

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PORTFOLIO SUMMARY

INTERMEDIATE NEW YORK MUNICIPAL PORTFOLIO

September 30, 2022 (unaudited)

1

All data are as of September 30, 2022. The Portfolio’s quality rating and state breakdowns are expressed as a percentage of the Portfolio’s total investments in municipal securities and may vary over time. The Portfolio also enters into derivative transactions, which may be used for hedging or investment purposes (see “Portfolio of Investments” section of the report for additional details). The quality ratings are determined by using the S&P Global Ratings (“S&P”), Moody’s Investors Services, Inc. (“Moody’s”) and Fitch Ratings, Ltd. (“Fitch”). The Portfolio considers the credit ratings issued by S&P, Moody’s and Fitch and uses the highest rating issued by the agencies. These ratings are a measure of the quality and safety of a bond or portfolio, based on the issuer’s financial condition. AAA is the highest (best) and D is the lowest (worst). If applicable, the Pre-refunded category includes bonds which are secured by U.S. Government Securities and therefore are deemed high-quality investment grade by the Adviser. If applicable, Not Applicable (N/A) includes non-creditworthy investments such as equities, currency contracts, futures and options. If applicable, the Not Rated category includes bonds that are not rated by a nationally recognized statistical rating organization. The Adviser evaluates the creditworthiness of non-rated securities based on a number of factors including, but not limited to, cash flows, enterprise value and economic environment.

2	“Other” represents less than 0.3% in eight different states and American Samoa.

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PORTFOLIO OF INVESTMENTS

CALIFORNIA MUNICIPAL PORTFOLIO

September 30, 2022

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 92.9%
Long-Term Municipal Bonds – 89.5%
California – 75.4%
Anaheim Housing & Public Improvements Authority (City of Anaheim CA Electric System Revenue) Series 2020 2.792%, 10/01/2032	$3,850	$3,149,739
Bay Area Toll Authority Series 2021 2.74% (MUNIPSA + 0.28%), 04/01/2056(a)	5,000	4,975,538
2.76% (MUNIPSA + 0.30%), 04/01/2056(a)	5,000	4,849,187
2.87% (MUNIPSA + 0.41%), 04/01/2056(a)	9,215	8,925,199
Bay Area Water Supply & Conservation Agency Series 2013-A 5.00%, 10/01/2025	4,710	4,752,209
Series 2023 5.00%, 10/01/2029(b)	1,750	1,913,303
5.00%, 10/01/2030(b)	1,800	1,983,147
5.00%, 10/01/2031(b)	2,500	2,758,599
5.00%, 10/01/2032(b)	2,500	2,771,220
5.00%, 10/01/2033(b)	2,500	2,768,020
5.00%, 10/01/2034(b)	2,000	2,204,378
California Community Housing Agency (California Community Housing Agency Aster Apartments) Series 2021-A 4.00%, 02/01/2043(c)	950	724,347
California Community Housing Agency (California Community Housing Agency Brio Apartments & Next on Lex Apartments) Series 2021-A 4.00%, 08/01/2047(c)	5,000	3,487,593
California Community Housing Agency (California Community Housing Agency Fountains at Emerald Park) Series 2021 4.00%, 08/01/2046(c)	2,500	1,792,920
California Community Housing Agency (California Community Housing Agency Summit at Sausalito Apartments) Series 2021 4.00%, 02/01/2050(c)	4,000	2,775,790

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

California County Tobacco Securitization Agency Series 2020-A 4.00%, 06/01/2037	$510	$460,147
4.00%, 06/01/2038	1,000	892,807
5.00%, 06/01/2027	800	830,970
5.00%, 06/01/2028	700	728,430
5.00%, 06/01/2030	500	522,546
5.00%, 06/01/2031	400	415,536
5.00%, 06/01/2032	300	310,136
California Educational Facilities Authority (University of the Pacific) Series 2015 5.00%, 11/01/2028	1,545	1,606,194
California Enterprise Development Authority (Rocketship Education Obligated Group) Series 2022 4.00%, 06/01/2027(c)	1,125	1,080,055
4.00%, 06/01/2031(c)	2,000	1,809,547
California Health Facilities Financing Authority (Cedars-Sinai Medical Center) Series 2015 5.00%, 11/15/2027	6,500	6,832,864
5.00%, 11/15/2028	6,000	6,301,715
5.00%, 11/15/2029	7,000	7,350,755
California Health Facilities Financing Authority (Children’s Hospital Los Angeles) Series 2017-A 5.00%, 08/15/2032	1,215	1,242,402
California Health Facilities Financing Authority (CommonSpirit Health) Series 2020-A 5.00%, 04/01/2032	2,900	3,005,031
5.00%, 04/01/2033	2,000	2,064,617
5.00%, 04/01/2034	750	771,313
California Health Facilities Financing Authority (Kaiser Foundation Hospitals) Series 2017-P 5.00%, 11/01/2032	9,245	9,259,695
California Health Facilities Financing Authority (Sutter Health Obligated Group) Series 2018-A 5.00%, 11/15/2023	4,250	4,324,140
5.00%, 11/15/2025	2,535	2,645,731
5.00%, 11/15/2026	2,300	2,421,770
5.00%, 11/15/2027	1,000	1,063,087

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

5.00%, 11/15/2029	$1,280	$1,357,292
California Housing Finance Agency Series 2019-2, Class A 4.00%, 03/20/2033	11,044	10,505,281
Series 2021-1, Class A 3.50%, 11/20/2035	9,782	8,450,721
Series 2021-2 0.823%, 03/25/2035	4,000	225,091
Series 2021-3, Class A 3.25%, 08/20/2036	1,975	1,690,597
California Infrastructure & Economic Development Bank Series 2022 0.85%, 01/01/2050 (Pre-refunded/ETM)(c)	10,000	9,889,615
California Infrastructure & Economic Development Bank (California Academy of Sciences) Series 2021 2.81% (MUNIPSA + 0.35%), 08/01/2047(a)	8,700	8,606,106
California Infrastructure & Economic Development Bank (California Infrastructure & Economic Development Bank SRF) Series 2017 5.00%, 10/01/2024	5,000	5,187,408
Series 2018 5.00%, 10/01/2032	13,965	15,181,641
California Infrastructure & Economic Development Bank (Segerstrom Center for the Arts) Series 2016 5.00%, 07/01/2026	2,370	2,472,672
Series 2016-B 5.00%, 07/01/2023	12,760	12,917,114
California Municipal Finance Authority (Emerson College) Series 2017-B 5.00%, 01/01/2030	1,000	1,019,822
California Municipal Finance Authority (LAX Integrated Express Solutions LLC) Series 2018 5.00%, 12/31/2023	800	811,571
5.00%, 12/31/2024	250	254,970
5.00%, 12/31/2026	2,200	2,258,603
5.00%, 06/30/2027	2,250	2,305,930
5.00%, 12/31/2027	3,000	3,080,782

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

5.00%, 06/30/2029	$1,050	$1,076,047
5.00%, 12/31/2029	1,150	1,177,612
5.00%, 06/30/2031	3,100	3,159,999
5.00%, 12/31/2031	1,930	1,964,265
California Municipal Finance Authority (United Airlines, Inc.) Series 2019 4.00%, 07/15/2029	8,250	7,578,847
California Pollution Control Financing Authority (Poseidon Resources Channelside LP) Series 2012 5.00%, 07/01/2027(c)	3,195	3,198,762
California Pollution Control Financing Authority (San Diego County Water Authority Desalination Project Pipeline) Series 2019 5.00%, 07/01/2024(c)	1,335	1,351,551
5.00%, 07/01/2029(c)	3,400	3,455,804
California Public Finance Authority (California University of Science & Medicine Obligated Group) Series 2019 6.25%, 07/01/2054(c)	1,500	1,605,107
California School Finance Authority (Kipp SoCal Public Schools Obligated Group) Series 2020-A 4.00%, 07/01/2040(c)	800	672,552
California School Finance Authority (Rocketship Education Obligated Group) Series 2015-A 4.25%, 03/01/2028(c)	1,120	1,085,734
Series 2016-A 5.00%, 06/01/2031(c)	1,000	995,768
California State Public Works Board (California State Public Works Board Lease) Series 2014-A 5.00%, 09/01/2030	11,220	11,543,773
Series 2014-B 5.00%, 10/01/2029	4,445	4,579,448
Series 2017-H 5.00%, 04/01/2030	2,000	2,144,150
5.00%, 04/01/2031	2,000	2,140,584
5.00%, 04/01/2032	1,270	1,355,800
California State University Series 2014 5.00%, 11/01/2028 (Pre-refunded/ETM)	280	290,563

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2017-A 5.00%, 11/01/2033	$5,620	$5,999,181
Series 2020-A 5.00%, 11/01/2030	600	662,938
5.00%, 11/01/2031	400	440,113
Series 2020-D 1.49%, 11/01/2028	1,500	1,235,869
Series 2021-B 2.274%, 11/01/2034	7,000	5,163,381
California Statewide Communities Development Authority (CHF-Irvine LLC) Series 2017-A 5.00%, 05/15/2029	1,210	1,238,439
California Statewide Communities Development Authority (Emanate Health Obligated Group) Series 2020-A 5.00%, 04/01/2027	720	752,103
5.00%, 04/01/2028	535	560,604
California Statewide Communities Development Authority (Lancer Educational Housing LLC) Series 2019 5.00%, 06/01/2039(c)	675	624,557
California Statewide Communities Development Authority (Loma Linda University Medical Center) Series 2014 5.25%, 12/01/2034	4,500	4,544,355
Series 2016-A 5.00%, 12/01/2041(c)	2,000	1,857,238
Series 2018-A 5.00%, 12/01/2027(c)	250	251,376
5.00%, 12/01/2033(c)	1,000	974,954
California Statewide Communities Development Authority (NCCD-Hooper Street LLC) Series 2019 5.00%, 07/01/2024(c)	180	178,833
5.00%, 07/01/2029(c)	685	653,248
City & County of San Francisco CA Series 2018-C 5.00%, 06/15/2023	3,095	3,136,376
5.00%, 06/15/2025	4,235	4,364,967
Series 2018-E 5.00%, 06/15/2023	1,490	1,509,919

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

City & County of San Francisco CA (City & County of San Francisco CA COP) Series 2015-R 5.00%, 09/01/2024	$3,970	$4,033,241
City of Hayward CA (City of Hayward CA COP) Series 2015 5.00%, 11/01/2023	3,000	3,060,179
City of Los Angeles Department of Airports Series 2017-A 5.00%, 05/15/2028	1,440	1,495,674
5.00%, 05/15/2029	2,575	2,667,913
Series 2018 5.00%, 05/15/2031	3,000	3,131,587
5.00%, 05/15/2035	1,190	1,210,098
Series 2018-C 5.00%, 05/15/2025	2,955	3,044,781
Series 2019 4.00%, 05/15/2044	4,205	3,653,238
5.00%, 05/15/2030	8,020	8,401,806
Series 2019-A 5.00%, 05/15/2038	4,315	4,371,338
Series 2020-C 5.00%, 05/15/2031	5,000	5,247,526
5.00%, 05/15/2033	4,000	4,152,239
5.00%, 05/15/2039	2,655	2,707,911
Series 2021 5.00%, 05/15/2030	2,020	2,128,567
5.00%, 05/15/2035	1,685	1,725,946
Series 2021-D 4.00%, 05/15/2040	2,165	1,935,090
Series 2022 4.00%, 05/15/2036	1,300	1,205,641
4.00%, 05/15/2041	1,100	974,457
Series 2022-A 4.00%, 05/15/2041	6,160	5,456,957
City of Riverside CA Sewer Revenue Series 2015-A 5.00%, 08/01/2027	2,000	2,096,826
5.00%, 08/01/2030	3,320	3,491,152
Series 2018-A 5.00%, 08/01/2031	2,785	3,028,247
City of Roseville CA (Fiddyment Ranch Community Facilities District No.1) Series 2017 5.00%, 09/01/2028	1,010	1,057,578

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 33

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

5.00%, 09/01/2030	$1,295	$1,345,518
City of Roseville CA (HP Campus Oaks Community Facilities District No.1) Series 2016 5.00%, 09/01/2031	995	1,025,089
City of San Jose CA Airport Revenue (Norman Y Mineta San Jose International Airport SJC) Series 2014-A 5.00%, 03/01/2025	3,600	3,654,949
CMFA Special Finance Agency VII (CMFA Special Finance Agency VII The Breakwater Apartments) Series 2021 4.00%, 08/01/2047(c)	3,990	2,712,483
CMFA Special Finance Agency VIII Elan Huntington Beach Series 2021 4.00%, 08/01/2047(c)	1,000	750,000
Contra Costa Transportation Authority Sales Tax Revenue Series 2017-A 5.00%, 03/01/2030	1,250	1,342,985
Coronado Community Development Agency Successor Agency Series 2018-A 5.00%, 09/01/2033	3,625	3,771,501
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority 1818 Platinum Triangle-Anaheim) Series 2021 3.35%, 04/01/2047(c)	4,000	2,977,158
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority 777 Place-Pomona) Series 2021 3.60%, 05/01/2047(c)	1,500	1,136,615
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Acacia on Santa Rosa Creek) Series 2021 4.00%, 10/01/2046(c)	4,000	2,800,600

34 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Altana Apartments) Series 2021 3.50%, 10/01/2046(c)	$5,000	$3,592,171
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Jefferson Platinum Triangle Apartments) Series 2021-A1 2.875%, 08/01/2041(c)	3,805	3,028,325
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Millennium South Bay-Hawthorne) Series 2021 3.375%, 07/01/2043(c)	1,000	737,959
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Oceanaire Apartments) Series 2021 3.20%, 09/01/2046(c)	5,000	3,506,363
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Pasadena Portfolio) Series 2021 2.65%, 12/01/2046(c)	2,490	1,777,491
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Theo Apartments) Series 2021 3.50%, 05/01/2047(c)	2,000	1,552,157
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Union South Bay) Series 2021-A 3.10%, 07/01/2045(c)	3,000	2,184,697
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Vineyard Gardens Apartments) Series 2021 4.00%, 10/01/2048(c)	4,000	2,760,906
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Waterscape Apartments) Series 2021-A 3.00%, 09/01/2056(c)	1,500	931,290

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 35

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Fontana Redevelopment Agency Successor Agency Series 2017-A 5.00%, 10/01/2031	$1,750	$1,871,863
Fremont Community Facilities District No. 1 Series 2015 5.00%, 09/01/2027	1,000	1,028,723
Golden State Tobacco Securitization Corp. Series 2021 1.85%, 06/01/2031	1,205	1,180,084
3.115%, 06/01/2038	2,500	1,876,837
3.85%, 06/01/2050	5,000	4,336,146
Golden State Tobacco Securitization Corp. (Golden State Tobacco Securitization Corp. Lease) Series 2021 1.40%, 06/01/2025	2,900	2,632,657
Lake Elsinore Public Financing Authority Series 2015 5.00%, 09/01/2023	630	636,524
Long Beach Unified School District Series 2010-A 5.00%, 08/01/2025	1,000	1,001,391
Los Angeles Department of Water & Power Series 2019-B 5.00%, 07/01/2023	14,750	14,965,326
Los Angeles Department of Water & Power Power System Revenue Series 2013-A 5.00%, 07/01/2023	2,500	2,511,832
Series 2014-B 5.00%, 07/01/2026	1,600	1,638,218
5.00%, 07/01/2027	2,190	2,242,311
Series 2014-C 5.00%, 07/01/2025	9,945	10,278,271
5.00%, 07/01/2026	11,725	12,115,901
Series 2015-E 5.00%, 07/01/2025	820	847,479
Series 2022 5.00%, 07/01/2042	3,000	3,178,548
Series 2022-B 5.00%, 07/01/2036	3,000	3,274,908
5.00%, 07/01/2040	2,800	3,003,547
Los Angeles Department of Water & Power System Revenue Series 2021-B 5.00%, 07/01/2041	4,800	5,090,738

36 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Los Angeles Department of Water & Power Water System Revenue Series 2018-A 5.00%, 07/01/2031	$1,345	$1,460,852
Los Angeles Unified School District/CA Series 2014-C 5.00%, 07/01/2023	3,860	3,916,065
5.00%, 07/01/2027	10,365	10,694,507
Series 2016-A 5.00%, 07/01/2027	18,645	19,532,644
Series 2017-A 5.00%, 07/01/2023	6,905	7,005,292
5.00%, 07/01/2024	1,470	1,517,996
Series 2018-B 5.00%, 07/01/2029	9,020	9,791,322
Series 2018-M 3.00%, 07/01/2023	1,550	1,549,971
Series 2020-R 4.00%, 07/01/2044	4,500	4,135,046
5.00%, 07/01/2032	3,945	4,371,084
Metropolitan Water District of Southern California Series 2021-D 2.60% (MUNIPSA + 0.14%), 07/01/2037(a)	2,900	2,885,062
Middle Fork Project Finance Authority Series 2020 5.00%, 04/01/2033	1,650	1,708,618
5.00%, 04/01/2034	1,100	1,134,783
5.00%, 04/01/2035	1,150	1,182,527
Natomas Unified School District BAM Series 2014 5.00%, 08/01/2023	1,930	1,958,048
Newport Mesa Unified School District Series 2020 5.00%, 08/01/2024	1,600	1,653,163
Oakland Unified School District/Alameda County Series 2015-A 5.00%, 08/01/2023	1,575	1,598,921
Series 2016 5.00%, 08/01/2030	1,420	1,496,660
Palm Desert Redevelopment Agency Successor Agency BAM Series 2017-A 5.00%, 10/01/2024	1,000	1,033,172

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 37

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Peralta Community College District Series 2014-A 5.00%, 08/01/2028	$1,820	$1,869,376
Pittsburg Successor Agency Redevelopment Agency AGM Series 2016-A 5.00%, 09/01/2027	2,785	2,921,357
Port of Los Angeles Series 2014-A 5.00%, 08/01/2026	1,000	1,024,677
5.00%, 08/01/2027	1,565	1,603,218
Port of Oakland Series 2017 5.00%, 11/01/2022 (Pre-refunded/ETM)	255	255,347
5.00%, 11/01/2022	960	961,225
Series 2021 5.00%, 05/01/2025	4,800	4,948,666
Regents of the University of California Medical Center Pooled Revenue Series 2022 5.00%, 05/15/2040	10,000	10,532,249
River Islands Public Financing Authority (River Islands Public Financing Authority Community Facilities District No 2003-1) Series 2022 4.50%, 09/01/2037	2,905	2,644,949
5.00%, 09/01/2042	2,510	2,305,290
Riverside County Public Financing Authority Series 2015 5.00%, 11/01/2028 (Pre-refunded/ETM)	3,395	3,580,175
Romoland School District Series 2015 5.00%, 09/01/2023	955	964,463
Sacramento County Water Financing Authority (Sacramento County Water Agency) NATL Series 2007-B 2.635% (LIBOR 3 Month + 0.57%), 06/01/2039(a)	5,700	4,890,233
San Diego Association of Governments (State of California DOT Fed Hwy Grant) Series 2019 1.80%, 11/15/2027	3,200	2,838,220

38 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

San Francisco City & County Public Utilities Commission Wastewater Revenue Series 2013-B 5.00%, 10/01/2025	$4,000	$4,000,000
San Francisco City & County Redevelopment Agency Successor Agency (Mission Bay South Public Imp) Series 2013-A 5.00%, 08/01/2024	1,500	1,501,163
San Francisco City & County Redevelopment Agency Successor Agency (Successor Agency to the Redev of San Francisco–Mission Bay South) Series 2016-B 5.00%, 08/01/2026	1,070	1,130,944
San Francisco Intl Airport Series 2019-A 5.00%, 05/01/2034	11,015	11,254,174
Series 2019-E 5.00%, 05/01/2034	3,450	3,524,912
5.00%, 05/01/2035	3,275	3,338,713
5.00%, 05/01/2036	3,385	3,442,169
Series 2019-H 5.00%, 05/01/2027	5,500	5,695,346
Series 2020-E 5.00%, 05/01/2037	3,815	3,882,152
Series 2021-A 5.00%, 05/01/2036	1,950	1,991,132
Series 2022-C 2.583%, 05/01/2030	1,625	1,366,015
San Mateo Joint Powers Financing Authority (County of San Mateo CA Lease) Series 2019-A 5.00%, 07/15/2023	4,000	4,055,282
5.00%, 07/15/2024	3,660	3,769,172
5.00%, 07/15/2025	5,790	6,068,062
5.00%, 07/15/2026	3,310	3,520,730
Saugus/Hart School Facilities Financing Authority (Saugus Union School District Community Facilities District No. 06-01) Series 2016 5.00%, 09/01/2029	1,000	1,031,369
5.00%, 09/01/2030	1,365	1,401,764

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 39

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Southern California Public Power Authority (Los Angeles Department of Water & Power PWR) Series 2014-A 5.00%, 07/01/2030	$1,030	$1,059,210
Southwestern Community College District Series 2015 5.00%, 08/01/2023	3,250	3,300,693
5.00%, 08/01/2024	3,550	3,664,762
5.00%, 08/01/2025	3,870	4,058,632
State of California Series 2013 5.00%, 09/01/2028	8,890	9,035,464
Series 2014 5.00%, 12/01/2022	11,085	11,120,571
5.00%, 12/01/2028	2,285	2,332,386
5.00%, 05/01/2029	5,295	5,445,765
Series 2015-B 5.00%, 09/01/2024	3,330	3,446,686
Series 2017 5.00%, 08/01/2024	5,540	5,726,078
Series 2018 5.00%, 10/01/2022	5,000	5,000,000
Series 2019 5.00%, 04/01/2031	1,935	2,118,332
5.00%, 11/01/2031	1,310	1,427,643
5.00%, 04/01/2037	615	654,180
Series 2022 4.00%, 04/01/2042	6,380	5,927,414
5.00%, 09/01/2036	7,780	8,480,491
5.00%, 04/01/2042	4,630	4,833,496
Stockton Unified School District Series 2016 5.00%, 08/01/2028	7,770	8,168,986
Sweetwater Union High School District Series 2016 5.00%, 08/01/2030	3,205	3,373,138
BAM Series 2014 5.00%, 08/01/2028	5,760	5,905,991
5.00%, 08/01/2029	2,220	2,273,895
Tobacco Securitization Authority of Northern California (Sacramento County Tobacco Securitization Corp.) Series 2021 4.00%, 06/01/2034	1,000	940,523

40 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

4.00%, 06/01/2036	$1,015	$937,710
4.00%, 06/01/2038	1,210	1,097,003
4.00%, 06/01/2040	1,150	1,024,427
5.00%, 06/01/2026	1,360	1,422,988
5.00%, 06/01/2027	1,500	1,566,033
5.00%, 06/01/2028	1,220	1,277,154
5.00%, 06/01/2030	1,500	1,578,947
5.00%, 06/01/2032	1,300	1,356,464
Transbay Joint Powers Authority (Transbay Joint Powers Authority Transbay Redevelopment Project Tax Increment Rev) Series 2020 5.00%, 10/01/2031	500	543,602
5.00%, 10/01/2032	450	485,994
5.00%, 10/01/2034	600	641,070
5.00%, 10/01/2035	600	637,940
5.00%, 10/01/2036	800	844,059
5.00%, 10/01/2037	700	732,452
5.00%, 10/01/2038	1,000	1,037,511
University of California Series 2013-A 5.00%, 05/15/2048	9,785	9,903,243
Series 2014-A 5.00%, 05/15/2028	1,000	1,029,751
Series 2015-A 5.00%, 05/15/2024	2,280	2,347,833
Series 2017-A 5.00%, 05/15/2028	1,000	1,082,796
5.00%, 05/15/2029	3,000	3,246,964
5.00%, 05/15/2031	2,465	2,656,918
Series 2017-M 5.00%, 05/15/2031	4,000	4,304,310
Series 2018-O 4.00%, 05/15/2025	8,320	8,510,229
Series 2020-B 5.00%, 05/15/2034	7,000	7,674,171
5.00%, 05/15/2035	10,000	10,887,459
Series 2021-Q 4.00%, 05/15/2040	7,750	7,167,426
Series 2022-S 5.00%, 05/15/2033	2,000	2,245,576
Series 2023-B 5.00%, 05/15/2028(b)	3,000	3,217,478
5.00%, 05/15/2032(b)	5,000	5,506,723
5.00%, 05/15/2033(b)	3,180	3,513,445
5.00%, 05/15/2037(b)	2,000	2,154,199

		830,952,751

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 41

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Alabama – 2.2%
Southeast Alabama Gas Supply District (The) (Morgan Stanley) Series 2018-A 4.00%, 06/01/2049	$24,615	$24,552,114

American Samoa – 0.1%
American Samoa Economic Development Authority (Territory of American Samoa) Series 2018 6.50%, 09/01/2028(c)	735	793,344

Colorado – 0.3%
City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/2032	3,000	2,855,121

Florida – 0.1%
Capital Trust Agency, Inc. (Franklin Academy Obligated Group) Series 2020 5.00%, 12/15/2026(c)	100	100,814
City of Tampa FL (State of Florida Cigarette Tax Revenue) Series 2020-A Zero Coupon, 09/01/2033	175	102,280
County of Osceola FL Transportation Revenue Series 2020-A Zero Coupon, 10/01/2030	150	99,969
Zero Coupon, 10/01/2031	185	116,293
Zero Coupon, 10/01/2032	100	59,305
Zero Coupon, 10/01/2033	250	139,420
Zero Coupon, 10/01/2034	270	141,697
New River Community Development District Series 2006-B 5.00%, 05/01/2013(d)(e)(f)(g)	405	– 0	–

		759,778

Georgia – 0.2%
Municipal Electric Authority of Georgia Series 2019 5.00%, 01/01/2032	460	476,848
5.00%, 01/01/2035	250	255,445
5.00%, 01/01/2036	1,590	1,616,042

		2,348,335

42 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Guam – 1.8%
Antonio B Won Pat International Airport Authority Series 2021-A 2.899%, 10/01/2027	$625	$548,765
3.489%, 10/01/2031	500	414,412
Series 2023 5.00%, 10/01/2028(b)	1,080	1,054,274
5.125%, 10/01/2034(b)	140	127,831
5.375%, 10/01/2040(b)	275	248,099
Guam Department of Education (Guam Department of Education COP) Series 2020 4.25%, 02/01/2030	1,500	1,381,664
5.00%, 02/01/2040	1,090	992,226
Guam Power Authority Series 2022-A 5.00%, 10/01/2023	2,000	2,022,095
5.00%, 10/01/2028	3,000	3,126,721
Territory of Guam Series 2019 5.00%, 11/15/2031	540	509,877
Territory of Guam (Guam Section 30 Income Tax) Series 2016-A 5.00%, 12/01/2029	455	454,302
5.00%, 12/01/2030	730	724,672
5.00%, 12/01/2032	675	660,469
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2015-D 5.00%, 11/15/2023	1,365	1,370,243
5.00%, 11/15/2025	1,140	1,143,987
5.00%, 11/15/2031	2,735	2,692,501
Series 2021-F 5.00%, 01/01/2031	1,000	990,253
Territory of Guam (Territory of Guam Hotel Occupancy Tax) Series 2021-A 5.00%, 11/01/2027	350	349,588
5.00%, 11/01/2028	455	453,894
5.00%, 11/01/2029	500	499,086
5.00%, 11/01/2030	320	317,607

		20,082,566

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 43

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Illinois – 2.6%
Chicago Board of Education Series 2017-F 5.00%, 12/01/2024	$6,000	$6,104,842
Illinois Finance Authority (Illinois Institute of Technology) Series 2019 5.00%, 09/01/2023	100	100,679
5.00%, 09/01/2026	100	101,987
5.00%, 09/01/2027	100	102,116
5.00%, 09/01/2029	100	102,370
5.00%, 09/01/2032	100	100,517
5.00%, 09/01/2033	200	199,915
5.00%, 09/01/2034	100	98,747
Metropolitan Pier & Exposition Authority Series 2017-B 5.00%, 12/15/2026	3,250	3,330,718
State of Illinois Series 2016 5.00%, 11/01/2024	1,200	1,219,826
Series 2017-D 5.00%, 11/01/2023	9,530	9,642,940
5.00%, 11/01/2024	3,935	4,000,013
Village of Bolingbrook IL Sales Tax Revenue Series 2005 6.00%, 01/01/2026	4,450	4,096,133

		29,200,803

Kentucky – 0.4%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) Series 2019 5.00%, 02/01/2026	230	236,005
5.00%, 02/01/2027	260	268,490
5.00%, 02/01/2030	160	166,931
5.00%, 02/01/2031	200	204,399
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017-A 5.00%, 06/01/2029	3,500	3,597,413

		4,473,238

Louisiana – 0.1%
Parish of St. James LA (NuStar Logistics LP) Series 2020 5.85%, 08/01/2041(c)	185	189,780

44 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

6.10%, 06/01/2038(c)	$270	$287,271
6.10%, 12/01/2040(c)	355	377,709

		854,760

Michigan – 0.2%
City of Detroit MI Series 2018 5.00%, 04/01/2031	1,745	1,771,494

Missouri – 0.0%
Howard Bend Levee District XLCA INS Series 2005 5.75%, 03/01/2025	175	177,132
5.75%, 03/01/2027	150	152,053

		329,185

Nevada – 0.1%
City of Sparks NV (City of Sparks NV Sales Tax) Series 2019-A 2.50%, 06/15/2024(c)	295	283,736
2.75%, 06/15/2028(c)	525	460,121

		743,857

New Jersey – 1.8%
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2027	1,410	1,474,171
5.00%, 06/15/2029	6,660	6,895,010
Series 2018-A 5.00%, 06/15/2028	2,710	2,822,724
5.00%, 06/15/2029	1,290	1,335,520
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2019-B 5.00%, 06/15/2030	3,225	3,349,569
Tobacco Settlement Financing Corp./NJ Series 2018-A 5.00%, 06/01/2023	1,000	1,010,996
5.00%, 06/01/2025	1,000	1,027,849
5.00%, 06/01/2026	1,000	1,034,958
5.00%, 06/01/2028	1,000	1,038,136

		19,988,933

New York – 1.2%
Metropolitan Transportation Authority Series 2016-A 5.00%, 11/15/2026	2,065	2,140,942

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 45

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2017-C 5.00%, 11/15/2026	$2,960	$3,069,765
Series 2020-E 5.00%, 11/15/2027	3,750	3,882,849
5.00%, 11/15/2028	3,500	3,629,073
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 4.00%, 01/01/2036	1,000	881,715
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016-A 5.00%, 07/01/2046	220	208,732

		13,813,076

Ohio – 0.1%
Buckeye Tobacco Settlement Financing Authority Series 2020-A 5.00%, 06/01/2036	1,175	1,202,350

Pennsylvania – 0.4%
Allentown Neighborhood Improvement Zone Development Authority Series 2018 5.00%, 05/01/2028(c)	1,250	1,250,208
5.00%, 05/01/2033(c)	1,000	968,040
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 07/01/2024	1,815	1,843,362

		4,061,610

Puerto Rico – 0.8%
Commonwealth of Puerto Rico Series 2021-A Zero Coupon, 07/01/2024	800	734,843
Zero Coupon, 07/01/2033	1,680	926,005
4.00%, 07/01/2033	500	439,701
5.25%, 07/01/2023	350	351,557
5.375%, 07/01/2025	655	661,333
5.625%, 07/01/2027	2,515	2,567,227
5.625%, 07/01/2029	725	741,525
5.75%, 07/01/2031	220	224,291

46 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Puerto Rico Highway & Transportation Authority AGC Series 2005-L 5.25%, 07/01/2041	$740	$719,486
AGC Series 2007-C 5.50%, 07/01/2031	150	151,166
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018-A Zero Coupon, 07/01/2024	982	907,289

		8,424,423

South Carolina – 0.4%
Patriots Energy Group Financing Agency (Royal Bank of Canada) Series 2018-A 4.00%, 10/01/2048	5,000	5,010,695

Texas – 0.4%
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/2031(c)	3,205	3,155,227
Texas Municipal Gas Acquisition & Supply Corp. I (Bank of America Corp.) Series 2008-D 6.25%, 12/15/2026	1,190	1,236,398

		4,391,625

Washington – 0.1%
Washington Health Care Facilities Authority (CommonSpirit Health) Series 2019-A 5.00%, 08/01/2031	825	846,676

Wisconsin – 0.8%
UMA Education, Inc. Series 2019 5.00%, 10/01/2022(c)	175	175,000
5.00%, 10/01/2023(c)	195	195,130
5.00%, 10/01/2025(c)	730	727,395
5.00%, 10/01/2026(c)	770	764,782
5.00%, 10/01/2027(c)	805	795,911
5.00%, 10/01/2028(c)	700	687,928
5.00%, 10/01/2029(c)	320	313,214

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 47

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016-A 5.00%, 01/01/2024	$5,335	$5,382,550

		9,041,910

Total Long-Term Municipal Bonds (cost $1,058,612,594)		986,498,644

Short-Term Municipal Notes – 3.4%
California – 3.4%
City of Los Angeles CA Series 2022 4.00%, 06/29/2023	35,990	36,235,092
Southern California Public Power Authority Series 2020 2.40%, 07/01/2036(h)	1,300	1,300,000

Total Short-Term Municipal Notes (cost $37,667,433)		37,535,092

Total Municipal Obligations (cost $1,096,280,027)		1,024,033,736

COMMERCIAL MORTGAGE-BACKED SECURITIES – 1.0%
Agency CMBS – 1.0%
California Housing Finance Agency Series 2021-2, Class A 3.75%, 03/25/2035	7,904	7,251,982
Series 2021-3, Class X 0.764%, 08/20/2036(i)	3,357	202,690
Federal Home Loan Mortgage Corp. Series 2021-ML10, Class AUS 2.032%, 01/25/2038	4,937	3,801,068

Total Commercial Mortgage-Backed Securities (cost $14,679,917)		11,255,740

GOVERNMENTS - TREASURIES – 0.2%
United States – 0.2%
U.S. Treasury Notes 2.625%, 02/15/2029(j) (cost $2,436,438)	2,346	2,161,986

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PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADE – 0.2%
Industrial – 0.2%
Consumer Cyclical - Automotive – 0.2%
General Motors Financial Co., Inc. 3.443% (SOFR + 1.30%), 04/07/2025(a) (cost $2,000,000)	$2,000	$1,957,540

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.1%
Risk Share Floating Rate – 0.1%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 7.334% (LIBOR 1 Month + 4.25%), 11/25/2023(a)	90	91,004
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 2M2 5.984% (LIBOR 1 Month + 2.90%), 07/25/2024(a)	71	71,489
Series 2014-C04, Class 1M2 7.984% (LIBOR 1 Month + 4.90%), 11/25/2024(a)	56	58,259
Series 2015-C02, Class 1M2 7.084% (LIBOR 1 Month + 4.00%), 05/25/2025(a)	35	36,016
Series 2015-C03, Class 1M2 8.084% (LIBOR 1 Month + 5.00%), 07/25/2025(a)	35	35,429
Series 2016-C01, Class 1M2 9.834% (LIBOR 1 Month + 6.75%), 08/25/2028(a)	111	117,513
Series 2016-C02, Class 1M2 9.084% (LIBOR 1 Month + 6.00%), 09/25/2028(a)	56	58,245
Series 2016-C03, Class 1M2 8.384% (LIBOR 1 Month + 5.30%), 10/25/2028(a)	95	97,279

Total Collateralized Mortgage Obligations (cost $552,308)		565,234

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 49

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

SHORT-TERM INVESTMENTS – 5.3%
U.S. Treasury Bills – 5.3%
United States – 5.3%
U.S. Treasury Bill Zero Coupon, 10/20/2022 (cost $58,425,746)	$58,500	$58,427,622

Total Investments – 99.7% (cost $1,174,374,436)		1,098,401,858
Other assets less liabilities – 0.3%		3,494,929

Net Assets – 100.0%		$1,101,896,787

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
CDX-NAHY Series 39, 5 Year Index, 12/20/2027*	5.00%	Quarterly	6.06%	USD	8,300	$(328,585)	$(317,863)	$(10,722)

*	Termination date

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	5,605	01/15/2025	2.565%	CPI#	Maturity	$483,175	$	– 0	–	$483,175
USD	3,100	01/15/2025	4.028%	CPI#	Maturity	85,148		– 0	–	85,148
USD	2,803	01/15/2025	2.613%	CPI#	Maturity	236,393		– 0	–	236,393
USD	2,802	01/15/2025	2.585%	CPI#	Maturity	239,341		– 0	–	239,341
USD	12,110	01/15/2026	CPI#	3.720%	Maturity	(329,976)		– 0	–	(329,976)
USD	8,400	01/15/2027	CPI#	3.320%	Maturity	(316,213)		– 0	–	(316,213)
USD	8,200	01/15/2027	CPI#	3.466%	Maturity	(236,510)		(9,582)		(226,928)
USD	6,420	01/15/2027	CPI#	3.323%	Maturity	(240,520)		– 0	–	(240,520)
USD	21,750	01/15/2028	1.230%	CPI#	Maturity	3,629,212		– 0	–	3,629,212
USD	15,980	01/15/2028	0.735%	CPI#	Maturity	3,223,789		– 0	–	3,223,789
USD	21,800	01/15/2029	CPI#	3.290%	Maturity	(436,702)		– 0	–	(436,702)
USD	8,210	01/15/2029	CPI#	3.735%	Maturity	131,878		– 0	–	131,878
USD	4,115	01/15/2030	1.572%	CPI#	Maturity	630,159		– 0	–	630,159
USD	4,115	01/15/2030	1.587%	CPI#	Maturity	624,679		– 0	–	624,679
USD	4,900	01/15/2031	2.782%	CPI#	Maturity	247,343		– 0	–	247,343
USD	4,500	01/15/2031	2.680%	CPI#	Maturity	270,830		– 0	–	270,830

50 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	3,950	01/15/2031	2.989%	CPI#	Maturity	$120,714	$	– 0	–	$120,714
USD	4,300	01/15/2032	CPI#	3.064%	Maturity	(68,505)		– 0	–	(68,505)
USD	4,180	04/15/2032	CPI#	2.909%	Maturity	(118,301)		– 0	–	(118,301)

						$8,175,934		$(9,582)		$8,185,516

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)		Unrealized Appreciation/ (Depreciation)
USD	13,000	01/15/2029	1.363%	3 Month LIBOR	Semi-Annual/ Quarterly	$1,894,135	$(8,805)		$1,902,940
USD	34,000	04/15/2032	2.525%	1 Day SOFR	Annual	2,638,093	– 0	–	2,638,093
USD	8,000	04/15/2032	1.280%	1 Day SOFR	Annual	1,445,650	– 0	–	1,445,650

						$5,977,878	$(8,805)		$5,986,683

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	87	$(19,479)	$(8,116)	$(11,363)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,005	(225,216)	(123,252)	(101,964)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1	(161)	(84)	(77)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	47	(10,625)	(4,468)	(6,157)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	592	(132,811)	(55,913)	(76,898)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	892	(199,942)	(82,013)	(117,929)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	773	(173,219)	(68,965)	(104,254)

						$(761,453)	$(342,811)	$(418,642)

*	Termination date

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 51

PORTFOLIO OF INVESTMENTS (continued)

CALIFORNIA MUNICIPAL PORTFOLIO

INTEREST RATE SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	12,395	10/09/2029	1.125%	SIFMA	*	Quarterly	$1,424,335	$	– 0	–	$1,424,335

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2022.

(b)	When-Issued or delayed delivery security.

(c)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At September 30, 2022, the aggregate market value of these securities amounted to $80,439,176 or 7.3% of net assets.

(d)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(e)	Fair valued by the Adviser.

(f)	Non-income producing security.

(g)	Defaulted matured security.

(h)

Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(i)	IO – Interest Only.

(j)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

As of September 30, 2022, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 2.0% and 0.0%, respectively.

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

BAM – Build American Mutual

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

CDX-NAHY – North American High Yield Credit Default Swap

CMBS – Commercial Mortgage-Backed Securities

COP – Certificate of Participation

DOT – Department of Transportation

ETM – Escrowed to Maturity

LIBOR – London Interbank Offered Rate

MUNIPSA – SIFMA Municipal Swap Index

NATL – National Interstate Corporation

SOFR – Secured Overnight Financing Rate

SRF – State Revolving Fund

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

52 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS

DIVERSIFIED MUNICIPAL PORTFOLIO

September 30, 2022

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 98.0%
Long-Term Municipal Bonds – 89.9%
Alabama – 2.0%
Alabama Federal Aid Highway Finance Authority (State of Alabama Fed Hwy Grant) Series 2015 5.00%, 09/01/2025 (Pre-refunded/ETM)	$1,390	$1,435,835
Black Belt Energy Gas District (Goldman Sachs Group, Inc. (The)) Series 2021 4.00%, 10/01/2052	5,000	4,870,082
Infirmary Health System Special Care Facilities Financing Authority of Mobile (Infirmary Health System Obligated Group) Series 2021 4.00%, 02/01/2039	1,000	888,732
4.00%, 02/01/2040	2,680	2,361,988
Southeast Alabama Gas Supply District (The) (Goldman Sachs Group, Inc. (The)) Series 2018-A 4.00%, 04/01/2049	23,985	23,906,588
Southeast Alabama Gas Supply District (The) (Morgan Stanley) Series 2018-A 4.00%, 06/01/2049	69,310	69,132,927
Sumter County Industrial Development Authority/AL (Enviva, Inc.) Series 2022 6.00%, 07/15/2052	6,480	5,948,392

		108,544,544

Alaska – 0.2%
Municipality of Anchorage AK Series 2015-B 5.00%, 09/01/2024	4,375	4,522,551
Series 2015-C 5.00%, 09/01/2023	1,890	1,921,436
5.00%, 09/01/2024	2,730	2,822,072

		9,266,059

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 53

PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

American Samoa – 0.0%
American Samoa Economic Development Authority (Territory of American Samoa) Series 2018 6.50%, 09/01/2028(a)	$1,920	$2,072,408

Arizona – 1.8%
Arizona Health Facilities Authority (HonorHealth) Series 2014-A 5.00%, 12/01/2023	1,270	1,292,993
5.00%, 12/01/2024	1,500	1,546,033
Arizona Industrial Development Authority (Equitable School Revolving Fund LLC Obligated Group) Series 2020 5.00%, 11/01/2034	1,000	1,048,104
Arizona Industrial Development Authority (Legacy Cares, Inc.) Series 2020 6.50%, 07/01/2026(a)	2,000	1,948,136
City of Glendale AZ (City of Glendale AZ COP) Series 2021 2.062%, 07/01/2029	2,900	2,387,668
2.542%, 07/01/2033	5,000	3,850,239
2.642%, 07/01/2034	10,000	7,602,041
City of Glendale AZ (City of Glendale AZ Excise Tax) Series 2015-A 5.00%, 07/01/2023	7,945	8,052,776
5.00%, 07/01/2024	9,010	9,284,051
City of Phoenix Civic Improvement Corp. (City of Phoenix AZ Water System Revenue) Series 2020 5.00%, 07/01/2030	600	667,217
5.00%, 07/01/2031	850	941,180
5.00%, 07/01/2032	825	909,971
5.00%, 07/01/2033	1,000	1,098,505
5.00%, 07/01/2035	1,250	1,353,447
5.00%, 07/01/2036	2,000	2,162,103
5.00%, 07/01/2037	1,500	1,612,335
5.00%, 07/01/2038	2,000	2,144,763
5.00%, 07/01/2039	2,000	2,140,847

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2020-A 5.00%, 07/01/2030	$500	$556,014
5.00%, 07/01/2031	650	719,726
5.00%, 07/01/2032	400	441,198
5.00%, 07/01/2033	490	538,267
5.00%, 07/01/2034	1,000	1,092,244
5.00%, 07/01/2035	1,135	1,228,930
5.00%, 07/01/2036	1,670	1,805,356
5.00%, 07/01/2037	1,500	1,612,335
5.00%, 07/01/2038	1,550	1,662,192
City of Tempe AZ (City of Tempe AZ COP) Series 2021 2.071%, 07/01/2032	5,000	3,899,742
2.171%, 07/01/2033	5,000	3,831,932
Gilbert Water Resource Municipal Property Corp. (Town of Gilbert AZ Waterworks & Sewer System Revenue) Series 2022 5.00%, 07/15/2037	1,805	1,985,054
5.00%, 07/15/2038	5,500	6,031,528
Maricopa County Special Health Care District Series 2018-C 5.00%, 07/01/2028	6,000	6,489,233
State of Arizona Lottery Revenue Series 2019 5.00%, 07/01/2023 (Pre-refunded/ETM)	4,000	4,052,492
5.00%, 07/01/2024 (Pre-refunded/ETM)	2,000	2,058,775
5.00%, 07/01/2025 (Pre-refunded/ETM)	5,000	5,224,944
5.00%, 07/01/2027 (Pre-refunded/ETM)	5,500	5,904,185

		99,176,556

Arkansas – 0.1%
City of Fayetteville AR Sales & Use Tax Revenue Series 2022 2.875%, 11/01/2032	3,000	2,737,688

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 55

PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

California – 6.3%
California Community Housing Agency (California Community Housing Agency Brio Apartments & Next on Lex Apartments) Series 2021-A 4.00%, 08/01/2047(a)	$18,035	$12,579,748
California Housing Finance Agency Series 2019-2, Class A 4.00%, 03/20/2033	10,545	10,030,291
Series 2021-1, Class A 3.50%, 11/20/2035	3,424	2,957,752
Series 2021-2 0.823%, 03/25/2035	10,000	562,728
Series 2021-3, Class A 3.25%, 08/20/2036	3,950	3,381,233
California State Public Works Board (California State Public Works Board Lease) Series 2014-B 5.00%, 10/01/2028	1,225	1,262,053
Series 2021-A 5.00%, 02/01/2027	12,040	12,890,429
California State University Series 2021-B 2.374%, 11/01/2035	5,000	3,643,788
City of Los Angeles Department of Airports Series 2018-C 5.00%, 05/15/2036	5,840	5,918,866
Series 2019 5.00%, 05/15/2039	5,215	5,257,074
City of Riverside CA Electric Revenue Series 2019-A 5.00%, 10/01/2033	5,230	5,685,195
CMFA Special Finance Agency VII (CMFA Special Finance Agency VII The Breakwater Apartments) Series 2021 4.00%, 08/01/2047(a)	1,995	1,356,241
CMFA Special Finance Agency VIII Elan Huntington Beach Series 2021 4.00%, 08/01/2047(a)	2,505	1,878,750
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority 777 Place-Pomona) Series 2021 3.60%, 05/01/2047(a)	13,250	10,040,097

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Acacia on Santa Rosa Creek) Series 2021 4.00%, 10/01/2046(a)	$5,500	$3,850,825
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Altana Apartments) Series 2021 3.50%, 10/01/2046(a)	13,000	9,339,646
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Millennium South Bay-Hawthorne) Series 2021 3.375%, 07/01/2043(a)	7,000	5,165,710
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Union South Bay) Series 2021-A 3.10%, 07/01/2045(a)	3,000	2,184,697
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Vineyard Gardens Apartments) Series 2021 4.00%, 10/01/2048(a)	6,545	4,517,532
Los Angeles County Metropolitan Transportation Authority Sales Tax Revenue Series 2021-A 4.00%, 06/01/2038	10,000	9,708,444
Los Angeles Unified School District/CA Series 2020-R 5.00%, 07/01/2033	2,780	3,059,775
Regents of the University of California Medical Center Pooled Revenue Series 2022 5.00%, 05/15/2038	5,000	5,314,884
Sacramento County Water Financing Authority (Sacramento County Water Agency) NATL Series 2007-B 2.635% (LIBOR 3 Month + 0.57%), 06/01/2039(b)	15,000	12,869,035
San Francisco Intl Airport Series 2020-E 5.00%, 05/01/2037	9,645	9,814,771
State of California Series 2013 5.00%, 11/01/2024	20,000	20,407,592

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

5.00%, 11/01/2025	$23,465	$23,938,205
Series 2014 5.00%, 05/01/2025	30,965	31,860,663
5.00%, 05/01/2026	50,000	51,438,475
Series 2019 5.00%, 11/01/2031	16,185	17,638,479
5.00%, 04/01/2036	26,190	27,927,340
Series 2020 5.00%, 11/01/2030	19,000	21,267,694
5.00%, 03/01/2035	460	496,328
University of California Series 2022-S 5.00%, 05/15/2034	5,000	5,570,880
5.00%, 05/15/2035	5,000	5,520,086

		349,335,306

Colorado – 2.1%
Centerra Metropolitan District No. 1 Series 2017 5.00%, 12/01/2029(a)	3,680	3,620,076
City & County of Denver Co. Airport System Revenue (Denver Intl Airport) Series 2012-A 5.00%, 11/15/2022	1,025	1,026,866
City & County of Denver CO. Airport System Revenue (Denver Intl Airport) Series 2012-A 5.00%, 11/15/2024	5,605	5,614,119
City & County of Denver Co. Airport System Revenue (Denver Intl Airport) Series 2016-A 5.00%, 11/15/2023	4,085	4,159,856
Series 2018-A 5.00%, 12/01/2025	10,000	10,351,534
City & County of Denver CO. Airport System Revenue (Denver Intl Airport) Series 2018-A 5.00%, 12/01/2026	16,080	16,637,632
City & County of Denver Co. Airport System Revenue (Denver Intl Airport) Series 2018-A 5.00%, 12/01/2027	19,215	19,950,433

58 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

City & County of Denver CO. Airport System Revenue (Denver Intl Airport) Series 2018-A 5.00%, 12/01/2028	$24,320	$25,395,562
City & County of Denver Co. Airport System Revenue (Denver Intl Airport) Series 2018-A 5.00%, 12/01/2032	1,620	1,665,193
Colorado Health Facilities Authority (CommonSpirit Health) Series 2019-A 5.00%, 08/01/2031	2,175	2,232,145
5.00%, 08/01/2033	1,095	1,106,329
5.00%, 08/01/2035	1,995	1,999,485
Colorado Health Facilities Authority (Sanford Obligated Group) Series 2019-A 5.00%, 11/01/2027	2,280	2,392,722
5.00%, 11/01/2028	3,620	3,808,196
Johnstown Plaza Metropolitan District Series 2022 4.25%, 12/01/2046	2,369	1,876,748
State of Colorado Series 2022 6.00%, 12/15/2041	11,000	12,682,461
Vauxmont Metropolitan District AGM Series 2019 3.25%, 12/15/2050	959	680,109
5.00%, 12/15/2026	270	286,764
AGM Series 2020 5.00%, 12/01/2024	485	500,292
5.00%, 12/01/2027	305	326,161
5.00%, 12/01/2030	385	418,742
5.00%, 12/01/2033	285	305,518
5.00%, 12/01/2050	300	312,309

		117,349,252

Connecticut – 3.0%
City of Bridgeport CT Series 2017-A 5.00%, 11/01/2023	1,420	1,445,463
5.00%, 11/01/2028	1,000	1,064,565
Series 2017-B 5.00%, 08/15/2025	1,085	1,131,005

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

5.00%, 08/15/2026	$4,500	$4,750,308
5.00%, 08/15/2027 (Pre-refunded/ETM)	755	813,530
5.00%, 08/15/2027	6,610	7,045,657
Series 2017-C 5.00%, 08/15/2024	2,245	2,310,814
5.00%, 08/15/2026	2,480	2,617,947
5.00%, 08/15/2027	2,605	2,776,692
5.00%, 08/15/2028	1,620	1,720,748
Connecticut State Health & Educational Facilities Authority (Nuvance Health Obligated Group) Series 2019-A 5.00%, 07/01/2032	5,425	5,577,478
Connecticut State Health & Educational Facilities Authority (University of New Haven, Inc.) Series 2018-K1 5.00%, 07/01/2026	1,000	1,001,049
5.00%, 07/01/2027	1,100	1,100,772
5.00%, 07/01/2028	1,100	1,098,685
5.00%, 07/01/2029	1,200	1,197,648
State of Connecticut Series 2014-A 5.00%, 03/01/2028	6,360	6,503,948
Series 2015-B 5.00%, 06/15/2032	7,345	7,626,176
Series 2015-F 5.00%, 11/15/2027	1,570	1,645,652
Series 2016-A 5.00%, 03/15/2024	2,805	2,876,668
5.00%, 03/15/2029	14,500	15,267,627
Series 2016-E 5.00%, 10/15/2024	17,000	17,597,919
5.00%, 10/15/2025	3,025	3,169,962
Series 2017-B 5.00%, 04/15/2028	2,515	2,713,602
Series 2018-C 5.00%, 06/15/2026	5,500	5,809,721
Series 2018-D 5.00%, 04/15/2026	16,655	17,555,311
Series 2020-A 5.00%, 01/15/2040	2,565	2,691,247
State of Connecticut Special Tax Revenue Series 2012-A 5.00%, 01/01/2024	4,650	4,670,387

60 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2020 4.00%, 05/01/2036	$1,000	$954,796
5.00%, 05/01/2028	1,030	1,110,806
5.00%, 05/01/2031	3,565	3,905,845
5.00%, 05/01/2033	2,525	2,730,901
5.00%, 05/01/2037	2,645	2,807,371
5.00%, 05/01/2038	2,015	2,125,746
Series 2021-A 4.00%, 05/01/2040	3,835	3,573,957
Series 2021-D 4.00%, 11/01/2039	1,060	991,751
Town of Stratford CT Series 2019 5.00%, 01/01/2031	3,890	4,088,893
BAM Series 2019 5.00%, 01/01/2030	2,035	2,146,940
5.00%, 01/01/2032	3,890	4,078,423
5.00%, 01/01/2033	3,555	3,718,902
University of Connecticut Series 2022-A 5.00%, 05/01/2040	7,065	7,451,237

		163,466,149

Delaware – 0.1%
Delaware River & Bay Authority Series 2014-C 5.00%, 01/01/2026	3,250	3,314,856
5.00%, 01/01/2027	2,220	2,264,029
Delaware State Economic Development Authority (Newark Charter School, Inc.) Series 2020 4.00%, 09/01/2030	575	548,528
5.00%, 09/01/2050	1,000	975,503

		7,102,916

District of Columbia – 1.9%
District of Columbia Series 2013-A 5.00%, 06/01/2025	20,860	21,106,794
5.00%, 06/01/2026	19,580	19,810,368
5.00%, 06/01/2027	18,675	18,893,499
District of Columbia (District of Columbia Pers Income Tax) Series 2012-C 5.00%, 12/01/2026	5,585	5,602,009

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Metropolitan Washington Airports Authority Aviation Revenue Series 2018-A 5.00%, 10/01/2029	$1,155	$1,206,851
Series 2019-A 5.00%, 10/01/2030	3,840	4,024,998
5.00%, 10/01/2032	5,000	5,189,623
Series 2020-A 5.00%, 10/01/2029	2,540	2,670,476
5.00%, 10/01/2030	5,500	5,796,965
5.00%, 10/01/2031	5,000	5,231,626
5.00%, 10/01/2032	5,500	5,733,601
5.00%, 10/01/2033	5,000	5,173,029
5.00%, 10/01/2034	2,870	2,954,539
Washington Metropolitan Area Transit Authority (Washington Metropolitan Area Transit Authority State Lease) Series 2020-A 5.00%, 07/15/2036	3,205	3,432,213

		106,826,591

Florida – 4.3%
Capital Trust Agency, Inc. (Franklin Academy Obligated Group) Series 2020 5.00%, 12/15/2030(a)	510	504,563
Central Florida Expressway Authority Series 2019-B 5.00%, 07/01/2033	11,335	12,078,535
AGM Series 2021 5.00%, 07/01/2031	4,500	4,989,707
5.00%, 07/01/2032	2,855	3,134,223
5.00%, 07/01/2033	2,650	2,889,918
City of South Miami Health Facilities Authority, Inc. (Baptist Health South Florida Obligated Group) Series 2017 5.00%, 08/15/2031	5,000	5,275,380
City of Tampa FL (State of Florida Cigarette Tax Revenue) Series 2020-A Zero Coupon, 09/01/2034	650	357,185
Zero Coupon, 09/01/2035	650	336,249

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

County of Broward FL Airport System Revenue Series 2019-A 5.00%, 10/01/2031	$1,070	$1,109,671
Series 2019-C 2.384%, 10/01/2026	1,250	1,143,635
County of Broward FL Airport System Revenue (Fort Lauderdale Hollywood Intl Airport) Series 2012-Q 5.00%, 10/01/2023	5,000	5,006,887
County of Broward FL Convention Center Hotel Revenue Series 2022 5.00%, 01/01/2035	2,685	2,872,775
County of Miami-Dade FL Aviation Revenue Series 2015-A 5.00%, 10/01/2022	1,640	1,640,000
5.00%, 10/01/2023	1,725	1,747,583
5.00%, 10/01/2024	1,610	1,644,052
County of Miami-Dade FL Water & Sewer System Revenue Series 2021 4.00%, 10/01/2038	2,490	2,396,938
County of Miami-Dade Seaport Department AGM Series 2021-A 4.00%, 10/01/2041	1,955	1,752,378
County of Osceola FL Transportation Revenue Series 2020-A Zero Coupon, 10/01/2030	735	489,847
Zero Coupon, 10/01/2031	905	568,892
Zero Coupon, 10/01/2032	500	296,522
Zero Coupon, 10/01/2033	1,210	674,793
Zero Coupon, 10/01/2034	1,260	661,254
Duval County School Board (Duval County School Board COP) Series 2015-B 5.00%, 07/01/2026	4,280	4,456,560
Florida Development Finance Corp. (Mayflower Retirement Center, Inc. Obligated Group) Series 2020 5.125%, 06/01/2040(a)	3,765	3,470,549

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Florida Municipal Power Agency (Florida Municipal Power Agency All-Requirements Power Supply Project Revenue) Series 2015-B 5.00%, 10/01/2024	$1,000	$1,032,586
5.00%, 10/01/2026	1,750	1,826,799
5.00%, 10/01/2028	1,015	1,056,026
Series 2021 1.425%, 10/01/2026	3,000	2,643,234
Florida State Board of Education (State of Florida) Series 2022-A 5.00%, 06/01/2030	5,150	5,756,304
5.00%, 06/01/2031	10,760	12,114,487
Greater Orlando Aviation Authority Series 2017-A 5.00%, 10/01/2029 (Pre-refunded/ETM)	3,000	3,202,360
5.00%, 10/01/2030 (Pre-refunded/ETM)	6,250	6,671,582
5.00%, 10/01/2031	4,085	4,173,820
Series 2019-A 5.00%, 10/01/2033	7,975	8,221,551
Hillsborough County School Board (Hillsborough County School Board COP) Series 2015 5.00%, 07/01/2026	1,480	1,534,371
Hillsborough County School Board (Hillsborough County School Board Sales Tax) AGM Series 2015 5.00%, 10/01/2023	2,650	2,694,539
Hollywood Community Redevelopment Agency Series 2015 5.00%, 03/01/2023	1,145	1,152,498
JEA Electric System Revenue Series 2017-B 5.00%, 10/01/2030	1,185	1,256,972
JEA Water & Sewer System Revenue Series 2014-A 5.00%, 10/01/2025 (Pre-refunded/ETM)	1,565	1,604,797
5.00%, 10/01/2025	1,495	1,533,676

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2017-A 5.00%, 10/01/2026	$22,290	$23,686,812
Manatee County School District (Manatee County School District COP) Series 2016-A 5.00%, 07/01/2028	7,795	8,202,247
5.00%, 07/01/2029	6,215	6,548,626
North Broward Hospital District Series 2017-B 5.00%, 01/01/2029	3,000	3,079,294
5.00%, 01/01/2030	3,180	3,253,448
Orange County Health Facilities Authority (Orlando Health Obligated Group) Series 2019 5.00%, 10/01/2022	6,955	6,955,000
5.00%, 10/01/2023	5,000	5,068,385
5.00%, 10/01/2024	6,560	6,732,944
Orange County Health Facilities Authority (Presbyterian Retirement Communities, Inc. Obligated Group) Series 2023 4.00%, 08/01/2036(c)	1,000	863,240
Orange County School Board Series 2014-A 5.00%, 08/01/2028 (Pre-refunded/ETM)	25,075	25,890,115
5.00%, 08/01/2029 (Pre-refunded/ETM)	21,280	21,971,751
Polk County Industrial Development Authority (Mineral Development LLC) Series 2020 5.875%, 01/01/2033(a)	2,000	1,977,851
South Broward Hospital District (South Broward Hospital District Obligated Group) Series 2015 5.00%, 05/01/2027	3,350	3,471,860
St. Lucie County School Board (St. Lucie County School Board Sales Tax) AGM Series 2015 5.00%, 10/01/2022	3,150	3,150,000

		236,825,271

Georgia – 2.2%
City of Atlanta GA Department of Aviation Series 2014-A 5.00%, 01/01/2028	12,250	12,483,084

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2021-C 4.00%, 07/01/2040	$1,000	$893,302
4.00%, 07/01/2041	1,000	885,373
4.00%, 07/01/2042	1,250	1,100,049
5.00%, 07/01/2029	1,250	1,312,351
5.00%, 07/01/2030	1,315	1,385,189
5.00%, 07/01/2031	1,725	1,813,271
5.00%, 07/01/2032	1,000	1,046,734
5.00%, 07/01/2033	1,400	1,453,759
5.00%, 07/01/2034	3,000	3,093,627
5.00%, 07/01/2036	2,400	2,450,670
5.00%, 07/01/2037	2,500	2,549,427
Series 2022-B 5.00%, 07/01/2035	1,565	1,607,754
5.00%, 07/01/2036	2,845	2,910,527
5.00%, 07/01/2037	2,535	2,589,673
5.00%, 07/01/2039	2,765	2,795,626
5.00%, 07/01/2040	7,105	7,153,506
5.00%, 07/01/2041	7,460	7,510,929
Cobb County Kennestone Hospital Authority (WellStar Health System Obligated Group) Series 2021 5.00%, 04/01/2026	1,000	1,040,143
5.00%, 04/01/2027	250	261,147
5.00%, 04/01/2028	250	261,964
5.00%, 04/01/2029	300	314,718
5.00%, 04/01/2030	225	235,556
5.00%, 04/01/2031	250	260,730
Main Street Natural Gas, Inc. (Citadel LP) Series 2022-C 4.00%, 08/01/2052(a)	9,350	8,797,596
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2018-A 4.00%, 04/01/2048	34,735	34,789,468
Series 2018-C 4.00%, 08/01/2048	18,000	18,035,734
Private Colleges & Universities Authority (Emory University) Series 2020-B 4.00%, 09/01/2035	1,280	1,245,359

		120,277,266

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Guam – 0.0%
Territory of Guam Series 2019 5.00%, 11/15/2031	$930	$878,122

Hawaii – 0.0%
State of Hawaii Harbor System Revenue Series 2020-A 4.00%, 07/01/2035	2,765	2,596,840

Idaho – 0.0%
Idaho Housing & Finance Association (State of Idaho Fed Hwy Grant) Series 2015-A 5.00%, 07/15/2023	1,320	1,337,527

Illinois – 5.0%
Chicago Board of Education Series 2017-F 5.00%, 12/01/2023	7,000	7,075,344
Series 2018-A 4.00%, 12/01/2022	5,500	5,501,473
5.00%, 12/01/2026	1,000	1,023,186
Series 2022-B 4.00%, 12/01/2041	11,000	9,132,829
Chicago O’Hare International Airport Series 2016-C 5.00%, 01/01/2027	3,020	3,162,768
Series 2018-A 5.00%, 01/01/2039	6,000	6,042,712
Series 2022 4.00%, 01/01/2042(c)	3,160	2,811,927
5.00%, 01/01/2029(c)	500	520,673
5.00%, 01/01/2030(c)	800	836,051
5.00%, 01/01/2033(c)	890	921,170
5.00%, 01/01/2040(c)	1,850	1,862,111
5.00%, 01/01/2041(c)	2,000	2,013,093
5.00%, 01/01/2042(c)	2,200	2,206,399
Illinois Finance Authority (Illinois Institute of Technology) Series 2019 5.00%, 09/01/2023	470	473,194
5.00%, 09/01/2025	600	609,834
5.00%, 09/01/2026	300	305,960
5.00%, 09/01/2027	455	464,627
5.00%, 09/01/2029	575	588,625

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

5.00%, 09/01/2031	$1,000	$1,010,853
5.00%, 09/01/2034	625	617,170
Illinois Finance Authority (NorthShore University HealthSystem Obligated Group) Series 2020 5.00%, 08/15/2029	1,000	1,082,243
5.00%, 08/15/2030	4,000	4,328,816
5.00%, 08/15/2034	2,785	2,908,283
Illinois Finance Authority (OSF Healthcare System Obligated Group) Series 2015-A 5.00%, 11/15/2027	1,000	1,031,443
5.00%, 11/15/2028	1,250	1,285,221
Illinois Finance Authority (State of Illinois Water Revolving Fund–Clean Water Program) Series 2020 4.00%, 07/01/2037	5,290	5,051,964
Illinois Finance Authority (University of Chicago (The)) Series 2021-A 5.00%, 10/01/2031	4,000	4,443,589
5.00%, 10/01/2032	3,750	4,155,861
5.00%, 10/01/2033	2,250	2,492,884
5.00%, 10/01/2037	1,350	1,450,478
5.00%, 10/01/2038	1,700	1,825,030
Illinois Municipal Electric Agency Series 2015-A 5.00%, 02/01/2027	16,370	17,041,887
5.00%, 02/01/2028	13,565	14,095,800
5.00%, 02/01/2029	12,885	13,371,611
Illinois State Toll Highway Authority Series 2014-D 5.00%, 01/01/2023	1,185	1,190,272
Metropolitan Pier & Exposition Authority Series 2022 4.00%, 12/15/2042	2,745	2,237,053
Metropolitan Water Reclamation District of Greater Chicago Series 2007-B 5.25%, 12/01/2034	7,075	8,102,676
Railsplitter Tobacco Settlement Authority Series 2017 5.00%, 06/01/2024	10,020	10,237,683
5.00%, 06/01/2025	12,450	12,853,141

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

State of Illinois Series 2013 5.50%, 07/01/2024	$5,415	$5,474,517
Series 2013-A 5.00%, 04/01/2023	4,415	4,444,683
Series 2014 5.00%, 02/01/2024	3,500	3,547,531
5.00%, 05/01/2025	18,120	18,341,615
5.00%, 05/01/2027	5,000	5,047,045
Series 2016 5.00%, 02/01/2029	1,100	1,117,785
Series 2017-A 5.00%, 12/01/2024	8,590	8,733,389
Series 2017-D 5.00%, 11/01/2024	55,520	56,437,279
5.00%, 11/01/2028	1,675	1,707,221
Series 2019-B 4.00%, 11/01/2033	9,000	8,169,565
Series 2020 5.50%, 05/01/2039	1,500	1,526,873
Series 2022-B 5.25%, 10/01/2037(c)	4,000	4,031,597

		274,945,034

Indiana – 0.7%
City of Whiting IN (BP Products North America, Inc.) Series 2019 5.00%, 12/01/2044	9,670	9,923,372
Indiana Finance Authority (Fulcrum Centerpoint LLC) Series 2021 0.28%, 12/15/2045	12,000	11,945,385
Indiana Finance Authority (Good Samaritan Hospital Obligated Group) Series 2022 5.00%, 04/01/2024	715	726,291
5.00%, 04/01/2025	750	767,353
5.00%, 04/01/2026	790	813,628
5.00%, 04/01/2027	830	856,649
5.00%, 04/01/2028	875	903,376
Indiana Finance Authority (Indiana University Health, Inc. Obligated Group) Series 2015 4.00%, 12/01/2040	11,690	10,699,841

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Indiana Finance Authority (Ohio Valley Electric Corp.) Series 2021-B 2.50%, 11/01/2030	$1,895	$1,602,199

		38,238,094

Iowa – 0.5%
Iowa Finance Authority (Iowa Fertilizer Co. LLC) Series 2022 4.00%, 12/01/2050	5,450	4,942,638
Iowa Finance Authority (Iowa Finance Authority State Revolving Fund) Series 2021-A 5.00%, 08/01/2038	5,460	5,922,945
PEFA, Inc. (Goldman Sachs Group, Inc. (The)) Series 2019 5.00%, 09/01/2049	14,000	14,213,550

		25,079,133

Kansas – 0.1%
City of Junction City KS Series 2016-A 5.00%, 09/01/2023	3,805	3,863,150

Kentucky – 2.4%
County of Carroll KY (Kentucky Utilities Co.) Series 2019 1.75%, 10/01/2034	3,835	3,378,579
Kentucky Economic Development Finance Authority (Baptist Healthcare System Obligated Group) Series 2017-B 5.00%, 08/15/2029	1,000	1,042,651
5.00%, 08/15/2041	1,260	1,253,121
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017-A 5.00%, 06/01/2028	8,780	9,047,001
5.00%, 06/01/2030	5,870	6,023,902

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Kentucky Public Energy Authority (BP PLC) Series 2018-B 4.00%, 01/01/2049	$24,850	$24,760,135
Kentucky Public Energy Authority (Morgan Stanley) Series 2018-A 4.00%, 04/01/2048	18,590	18,550,132
Series 2018-C 4.00%, 12/01/2049	36,475	36,238,959
Series 2019-A 4.00%, 12/01/2049	10,895	10,851,553
Series 2022-A 4.00%, 08/01/2052	10,000	9,511,694
Kentucky Turnpike Authority Series 2016-A 5.00%, 07/01/2023	2,365	2,394,991
5.00%, 07/01/2024	3,420	3,516,990
5.00%, 07/01/2025	2,515	2,622,101
5.00%, 07/01/2027	5,075	5,340,141

		134,531,950

Louisiana – 0.5%
Consolidated Govt of the City of Baton Rouge & Parish of E Baton Rouge Sales Tax Series 2015 5.00%, 08/01/2027	6,450	6,688,315
5.00%, 08/01/2028	2,535	2,622,458
Parish of St. James LA (NuStar Logistics LP) Series 2020 5.85%, 08/01/2041(a)	2,250	2,308,139
6.10%, 06/01/2038(a)	3,030	3,223,820
6.10%, 12/01/2040(a)	2,595	2,760,995
St. Tammany Parish Finance Authority (Christwood) Series 2015 5.25%, 11/15/2029	1,200	1,191,504
State of Louisiana Gasoline & Fuels Tax Revenue Series 2022-A 2.586% (SOFR + 0.50%), 05/01/2043(b)	10,420	10,024,675

		28,819,906

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Maine – 0.0%
Maine Municipal Bond Bank Series 2014-A 5.00%, 09/01/2025	$1,000	$1,029,604

Maryland – 0.9%
County of Baltimore MD Series 2022 4.00%, 03/01/2038	5,000	4,765,294
County of Frederick MD Series 2019-A 5.00%, 08/01/2027 (Pre-refunded/ETM)	165	178,078
County of Howard MD Series 2020-A 5.00%, 08/15/2031	4,825	5,385,451
5.00%, 08/15/2032	3,640	4,039,419
Maryland Economic Development Corp. (Purple Line Transit Partners LLC) Series 2022 5.00%, 11/12/2028	15,000	15,404,949
Maryland Health & Higher Educational Facilities Authority (UPMC Obligated Group) Series 2020-B 5.00%, 04/15/2028	1,420	1,488,342
5.00%, 04/15/2029	1,500	1,569,549
5.00%, 04/15/2031	1,365	1,428,029
State of Maryland Series 2021-A 5.00%, 08/01/2034	8,940	9,916,641
State of Maryland Department of Transportation (Baltimore/Washington International Thurgood Marshall Airport) Series 2021 5.00%, 08/01/2026	1,500	1,548,432
5.00%, 08/01/2028	1,050	1,094,403
5.00%, 08/01/2029	700	733,561
5.00%, 08/01/2033	1,000	1,030,942
5.00%, 08/01/2034	1,000	1,026,727

		49,609,817

Massachusetts – 2.2%
Commonwealth of Massachusetts Series 2016-B 5.00%, 07/01/2023	3,965	4,022,590

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2017-D 5.00%, 02/01/2036	$4,435	$4,626,844
Series 2017C 5.00%, 10/01/2022	2,350	2,350,000
Series 2018-B 5.00%, 01/01/2031	3,685	3,964,715
Series 2022-B 4.00%, 02/01/2040	13,000	12,258,121
AGC Series 2007-A 2.434% (LIBOR 3 Month + 0.57%), 05/01/2037(b)	15,250	14,361,932
Commonwealth of Massachusetts (Commonwealth of Massachusetts COVID-19 Recovery Assessment Revenue) Series 2022-B 4.11%, 07/15/2031	7,250	6,955,251
Commonwealth of Massachusetts Transportation Fund Revenue Series 2021 5.00%, 06/01/2041	10,340	11,031,619
Massachusetts Bay Transportation Authority Assessment Revenue Series 2022-A 4.00%, 07/01/2039	2,270	2,134,209
Massachusetts Development Finance Agency (Brandeis University) Series 2019-S 5.00%, 10/01/2025	2,670	2,787,947
5.00%, 10/01/2026	2,535	2,675,406
5.00%, 10/01/2027	2,140	2,279,307
5.00%, 10/01/2028	2,340	2,511,846
5.00%, 10/01/2029	1,000	1,073,452
5.00%, 10/01/2030	1,000	1,068,005
5.00%, 10/01/2031	1,010	1,072,662
5.00%, 10/01/2032	1,055	1,116,975
5.00%, 10/01/2033	1,625	1,712,347
Massachusetts Development Finance Agency (Mass General Brigham, Inc.) Series 2017-S1 5.00%, 07/01/2025	7,565	7,873,046
5.00%, 07/01/2028	7,500	8,025,696
5.00%, 07/01/2029	9,000	9,626,115
Massachusetts Development Finance Agency (Trustees of Boston College) Series 2020-U 5.00%, 07/01/2028	950	1,031,072

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Massachusetts Development Finance Agency (Wellforce Obligated Group) Series 2019-A 5.00%, 07/01/2028	$1,425	$1,474,986
5.00%, 07/01/2030	2,100	2,150,161
5.00%, 07/01/2032	2,000	2,023,289
5.00%, 07/01/2033	2,000	2,010,099
AGM Series 2020-C 5.00%, 10/01/2026	325	339,550
5.00%, 10/01/2027	440	463,498
5.00%, 10/01/2028	500	530,634
5.00%, 10/01/2029	295	315,508
5.00%, 10/01/2030	315	338,423
5.00%, 10/01/2031	375	395,745
5.00%, 10/01/2032	245	255,910
Massachusetts Port Authority Series 2021-E 5.00%, 07/01/2036	8,615	8,890,413

		123,747,373

Michigan – 5.3%
Bloomfield Hills School District Series 2023 5.00%, 05/01/2027(c)	600	627,280
5.00%, 05/01/2028(c)	635	669,348
5.00%, 05/01/2029(c)	700	743,440
5.00%, 05/01/2030(c)	635	678,865
5.00%, 05/01/2032(c)	1,100	1,188,589
City of Detroit MI Sewage Disposal System Revenue (Great Lakes Water Authority Sewage Disposal System Revenue) AGM Series 2006-D 2.094% (LIBOR 3 Month + 0.60%), 07/01/2032(b)	14,000	13,638,271
Great Lakes Water Authority Water Supply System Revenue Series 2016-C 5.00%, 07/01/2024	2,700	2,781,198
5.00%, 07/01/2025	9,805	10,235,630
Kalamazoo Economic Development Corp. (Heritage Community of Kalamazoo Obligated Group) Series 2020 2.625%, 05/15/2025	1,150	1,084,352

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Lake Orion Community School District Series 2016 5.00%, 05/01/2024	$2,915	$2,992,072
Michigan Finance Authority (Bronson Healthcare Group Obligated Group) Series 2020 5.00%, 05/15/2036	48,585	49,208,807
Michigan Finance Authority (City of Detroit MI Income Tax) Series 2015 3.80%, 10/01/2022	500	500,000
3.875%, 10/01/2023	2,000	1,987,935
4.00%, 10/01/2024	3,000	2,969,696
4.50%, 10/01/2029	12,065	11,989,197
Michigan Finance Authority (Great Lakes Water Authority Sewage Disposal System Revenue) AGM Series 2014 5.00%, 07/01/2025	22,045	22,696,622
5.00%, 07/01/2027	17,895	18,384,129
Michigan Finance Authority (Great Lakes Water Authority Water Supply System Revenue) AGM Series 2014-D2 5.00%, 07/01/2024	7,770	7,999,671
5.00%, 07/01/2025	16,525	17,013,457
5.00%, 07/01/2026	25,000	25,730,397
5.00%, 07/01/2027	5,060	5,198,306
Michigan Finance Authority (Michigan Finance Authority School Loan Revolving Fund) Series 2019 2.366%, 09/01/2049	15,000	14,687,868
Michigan Finance Authority (Michigan Finance Authority Tobacco Settlement Revenue) Series 2020-A 4.00%, 06/01/2034	2,000	1,867,282
4.00%, 06/01/2035	1,000	926,226
4.00%, 06/01/2036	1,000	919,187
4.00%, 06/01/2037	1,000	910,836
4.00%, 06/01/2038	1,000	901,626
4.00%, 06/01/2039	2,000	1,788,341
5.00%, 06/01/2025	610	624,629
5.00%, 06/01/2026	1,290	1,326,589

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

5.00%, 06/01/2028	$1,000	$1,036,997
5.00%, 06/01/2029	2,000	2,085,461
5.00%, 06/01/2031	745	774,760
Michigan Finance Authority (Public Lighting Authority) Series 2014 5.00%, 07/01/2030	1,600	1,618,905
Series 2014-B 5.00%, 07/01/2027	4,990	5,058,452
5.00%, 07/01/2031	2,460	2,485,519
Michigan Finance Authority (Trinity Health Corp.) Series 2019 4.00%, 12/01/2040	5,595	5,098,483
Series 2015 5.00%, 12/01/2023	5,675	5,782,936
5.00%, 12/01/2024	4,400	4,548,005
5.00%, 12/01/2025	3,000	3,114,193
5.50%, 12/01/2026	4,500	4,714,286
5.50%, 12/01/2027	2,720	2,841,568
Michigan Strategic Fund (Michigan Strategic Fund–I 75 Improvement Project) Series 2018 5.00%, 12/31/2024	3,210	3,235,442
5.00%, 12/31/2025	2,200	2,221,587
5.00%, 06/30/2026	2,400	2,423,706
5.00%, 12/31/2026	5,770	5,832,252
5.00%, 06/30/2027	7,635	7,714,152
5.00%, 12/31/2027	5,770	5,833,842
5.00%, 06/30/2028	4,645	4,692,481

		293,382,873

Missouri – 0.4%
Cape Girardeau County Industrial Development Authority (SoutheastHEALTH Obligated Group) Series 2017-A 5.00%, 03/01/2025	1,445	1,466,421
5.00%, 03/01/2028	1,375	1,403,306
City of Kansas City MO (City of Kansas City MO Lease) Series 2022 5.00%, 09/01/2037	4,000	4,246,934

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Health & Educational Facilities Authority of the State of Missouri (BJC Healthcare Obligated Group) Series 2021-A 4.00%, 07/01/2033	$4,000	$3,854,797
4.00%, 07/01/2034	2,000	1,910,011
4.00%, 07/01/2035	1,500	1,422,845
4.00%, 07/01/2039	5,000	4,614,561
4.00%, 07/01/2040	1,500	1,374,401
Howard Bend Levee District XLCA INS Series 2005 5.75%, 03/01/2025	845	855,297
5.75%, 03/01/2027	775	785,606
Missouri Joint Municipal Electric Utility Commission Series 2014-A 5.00%, 01/01/2025	2,630	2,718,780

		24,652,959

Montana – 0.3%
Montana Facility Finance Authority (Benefis Health System Obligated Group) Series 2016 5.00%, 02/15/2025	2,500	2,556,722
5.00%, 02/15/2026	3,190	3,288,291
5.00%, 02/15/2027	6,950	7,218,037
5.00%, 02/15/2028	2,375	2,465,391

		15,528,441

Nebraska – 1.1%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2018 5.00%, 03/01/2050	57,480	58,008,684

Nevada – 0.9%
City of Las Vegas NV Series 2015-C 5.00%, 09/01/2023	5,675	5,766,835
5.00%, 09/01/2026	2,930	3,088,194
Clark County School District Series 2016-D 5.00%, 06/15/2024	26,915	27,570,364
County of Clark NV Series 2017 5.00%, 06/01/2024	6,530	6,719,680

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Las Vegas Valley Water District Series 2016-B 5.00%, 06/01/2028	$4,590	$4,859,036

		48,004,109

New Hampshire – 0.8%
New Hampshire Business Finance Authority Series 2020-1, Class A 4.125%, 01/20/2034	9,177	8,503,150
Series 2022-1, Class A 4.375%, 09/20/2036	24,923	22,693,575
Series 2022-2 0.35%, 09/20/2036	20,000	473,952
New Hampshire Business Finance Authority (Covanta Holding Corp.) Series 2018-A 4.00%, 11/01/2027(a)	2,250	2,136,616
New Hampshire Business Finance Authority (New Hampshire Business Finance Authority) National Finance Authority Series 2022-2 0.674%, 10/20/2036	10,000	520,125
4.00%, 10/20/2036	10,000	8,742,673

		43,070,091

New Jersey – 5.8%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2019 5.25%, 04/01/2026	4,930	5,126,953
New Jersey Economic Development Authority (NYNJ Link Borrower LLC) Series 2013 5.50%, 01/01/2026	1,000	1,013,784
5.50%, 01/01/2027	1,000	1,013,081
New Jersey Economic Development Authority (Port Newark Container Terminal LLC) Series 2017 5.00%, 10/01/2022	1,755	1,755,000
5.00%, 10/01/2023	1,500	1,513,709
5.00%, 10/01/2024	2,000	2,030,258
5.00%, 10/01/2025	2,750	2,807,360

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New Jersey Economic Development Authority (Rutgers The State University of New Jersey) Series 2013 5.00%, 06/15/2025	$1,000	$1,009,977
5.00%, 06/15/2026	3,500	3,533,472
New Jersey Economic Development Authority (United Airlines, Inc.) Series 2012 5.25%, 09/15/2029	3,920	3,877,256
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2027	12,830	13,413,911
5.00%, 06/15/2028	975	1,012,145
Series 2018-A 5.00%, 06/15/2029	3,050	3,157,624
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2019 5.00%, 12/15/2031	3,195	3,303,951
Series 2018-A 5.00%, 12/15/2027	8,605	8,944,509
5.00%, 12/15/2029	38,555	40,141,858
5.00%, 12/15/2030	5,885	6,102,655
5.00%, 12/15/2032	5,230	5,353,179
5.00%, 12/15/2033	7,230	7,352,094
Series 2019 5.00%, 12/15/2028	4,000	4,168,892
5.00%, 06/15/2029	1,525	1,588,939
Series 2019-B 5.00%, 06/15/2033	3,885	3,957,019
Series 2020-A 5.00%, 06/15/2035	1,810	1,833,429
Series 2022-A 5.00%, 06/15/2034	11,635	11,795,115
New Jersey Turnpike Authority Series 2014-A 5.00%, 01/01/2027	5,040	5,176,329
5.00%, 01/01/2028	40,000	41,073,132
5.00%, 01/01/2029	30,900	31,723,436
Series 2014-C 5.00%, 01/01/2024	14,720	15,022,767

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2017-A 5.00%, 01/01/2029	$7,235	$7,636,185
Series 2017-B 5.00%, 01/01/2029	10,000	10,673,645
5.00%, 01/01/2030	14,830	15,813,683
5.00%, 01/01/2031	15,220	16,187,322
Series 2021-B 1.713%, 01/01/2029	6,625	5,438,574
AGM Series 2005-D3 5.25%, 01/01/2026	14,770	15,581,818
South Jersey Transportation Authority BAM Series 2022 5.00%, 11/01/2036	450	472,882
5.00%, 11/01/2037	400	419,007
Tobacco Settlement Financing Corp./NJ Series 2018-A 5.00%, 06/01/2023	1,500	1,516,494
5.00%, 06/01/2025	4,125	4,239,876
5.00%, 06/01/2026	3,000	3,104,875
5.00%, 06/01/2027	4,000	4,146,780
5.00%, 06/01/2028	2,140	2,221,612
5.00%, 06/01/2035	2,620	2,655,387

		318,909,974

New York – 12.6%
City of New York NY Series 2014-A 5.00%, 08/01/2027	1,130	1,161,263
Series 2015-A 5.00%, 08/01/2023	2,040	2,070,482
Series 2018-D 5.00%, 12/01/2039	2,435	2,517,574
Series 2020-A 5.00%, 08/01/2024	1,260	1,300,053
Series 2020-C 5.00%, 08/01/2032	3,150	3,409,102
Series 2021 1.396%, 08/01/2027	18,750	15,968,569
Series 2021-A 4.00%, 08/01/2038	1,000	938,752
5.00%, 08/01/2033	2,025	2,196,297
Series 2021-F 5.00%, 06/01/2044	5,000	5,064,474
Series 2021-L 5.00%, 04/01/2034	4,000	4,304,062

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

County of Nassau NY Series 2017-C 5.00%, 10/01/2026	$8,840	$9,332,994
Dutchess County Local Development Corp. (Bard College) Series 2020-B 5.918%, 07/01/2039(a)	4,875	4,703,175
Metropolitan Transportation Authority Series 2012 5.00%, 11/15/2026	2,535	2,540,716
Series 2012-D 5.00%, 11/15/2028	6,890	6,902,342
Series 2012-F 5.00%, 11/15/2022	1,170	1,172,261
5.00%, 11/15/2024	26,915	26,961,929
5.00%, 11/15/2025	15,275	15,301,343
5.00%, 11/15/2026	12,270	12,294,822
Series 2012-H 5.00%, 11/15/2026	195	195,417
Series 2013-B 5.00%, 11/15/2026 (Pre-refunded/ETM)	9,505	9,698,172
Series 2014-A 5.00%, 11/15/2026 (Pre-refunded/ETM)	4,205	4,290,459
5.00%, 11/15/2027 (Pre-refunded/ETM)	4,040	4,122,106
Series 2014-C 5.00%, 11/15/2027 (Pre-refunded/ETM)	5,000	5,186,798
Series 2017-C 5.00%, 11/15/2028	1,610	1,657,740
5.00%, 11/15/2030	56,065	57,462,773
5.00%, 11/15/2031	5,455	5,545,043
5.00%, 11/15/2033	8,500	8,485,906
Series 2021-D 2.327% (SOFR + 0.33%), 11/01/2035(b)	9,500	9,202,295
Metropolitan Transportation Authority (Metropolitan Transportation Authority Dedicated Tax Fund) Series 2012-A 5.00%, 11/15/2027	4,505	4,513,858

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2018-S 5.00%, 07/15/2031	$28,000	$30,264,945
5.00%, 07/15/2032	25,945	27,819,936
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2012-A 5.00%, 08/01/2025	12,345	12,346,922
Series 2012-B 5.00%, 11/01/2023	20,000	20,028,116
Series 2017-A 5.00%, 08/01/2033	4,860	5,086,461
Series 2019-B 5.00%, 11/01/2035	17,960	18,880,164
5.00%, 11/01/2036	41,825	43,774,564
Series 2021-B 4.00%, 08/01/2037	9,200	8,791,910
4.00%, 08/01/2038	6,030	5,699,771
Series 2021-E 4.00%, 02/01/2040	4,335	4,052,547
New York Liberty Development Corp. (One Bryant Park LLC) Series 2019 2.45%, 09/15/2069	4,250	3,767,005
2.80%, 09/15/2069	11,555	9,481,240
New York State Dormitory Authority Series 2014-C 5.00%, 03/15/2027 (Pre-refunded/ETM)	2,015	2,067,673
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2020-D 5.00%, 02/15/2029	8,455	9,182,970
5.00%, 02/15/2034	17,525	18,688,639
Series 2022-A 4.00%, 03/15/2040	22,190	20,536,051
4.00%, 03/15/2042	10,090	9,232,855
New York State Thruway Authority (State of New York Pers Income Tax) Series 2021-A 4.00%, 03/15/2036	5,000	4,835,590
Series 2022-A 5.00%, 03/15/2039	4,000	4,226,250

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York State Urban Development Corp. Series 2013-C 5.00%, 03/15/2025 (Pre-refunded/ETM)	$25,165	$25,378,487
5.00%, 03/15/2026 (Pre-refunded/ETM)	38,460	38,786,275
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2016-A 5.00%, 03/15/2024	4,010	4,112,456
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 5.00%, 01/01/2027	25,115	25,220,430
5.00%, 01/01/2028	22,110	22,105,543
5.00%, 01/01/2029	27,145	27,049,490
New York Transportation Development Corp. (JFK International Air Terminal LLC) Series 2022 5.00%, 12/01/2039	7,000	6,738,068
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016-A 5.00%, 07/01/2046	2,095	1,987,699
Port Authority of New York & New Jersey Series 2013-178 5.00%, 12/01/2028	3,385	3,423,190
Series 2019 4.00%, 11/01/2037	2,915	2,639,398
Series 2020-2 5.00%, 07/15/2033	5,910	6,130,726
Series 2021-2 4.00%, 07/15/2037	2,980	2,703,674
Suffolk Tobacco Asset Securitization Corp. Series 2021 5.00%, 06/01/2027	1,045	1,083,212
5.00%, 06/01/2029	2,080	2,170,384
5.00%, 06/01/2033	2,395	2,461,742
Triborough Bridge & Tunnel Authority (Metropolitan Transportation Authority Payroll Mobility Tax Revenue) Series 2021-A 2.411%, 05/15/2034	14,725	11,319,308
2.591%, 05/15/2036	2,000	1,507,206
Series 2022 5.00%, 05/15/2030	7,000	7,706,938

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2022-A 5.00%, 08/15/2024	$16,500	$17,053,240

		696,841,852

North Carolina – 0.2%
County of Wake NC (County of Wake NC Lease) Series 2021 4.00%, 03/01/2038	1,525	1,451,415
Greater Asheville Regional Airport Authority AGM Series 2022-A 5.00%, 07/01/2035	1,740	1,784,790
5.00%, 07/01/2036	1,500	1,534,548
5.00%, 07/01/2037	1,250	1,275,979
5.25%, 07/01/2038	1,200	1,250,396
5.25%, 07/01/2039	1,300	1,351,669
5.25%, 07/01/2040	3,220	3,339,806
5.25%, 07/01/2042	1,140	1,176,829

		13,165,432

North Dakota – 0.1%
County of Ward ND (Trinity Health Obligated Group) Series 2017-C 5.00%, 06/01/2028	2,000	1,980,297
5.00%, 06/01/2030	3,000	2,879,587

		4,859,884

Ohio – 1.2%
American Municipal Power, Inc. Series 2021 4.00%, 02/15/2036	1,000	935,427
Buckeye Tobacco Settlement Financing Authority Series 2020-A 4.00%, 06/01/2037	2,000	1,832,518
4.00%, 06/01/2038	1,000	907,359
County of Allen OH Hospital Facilities Revenue (Bon Secours Mercy Health, Inc.) Series 2017-A 5.00%, 08/01/2026	10,000	10,478,067
5.00%, 08/01/2027	8,465	8,961,153
5.00%, 08/01/2028	1,955	2,079,290
Series 2020 5.00%, 12/01/2028	5,400	5,790,232
5.00%, 12/01/2029	1,565	1,689,327
County of Cuyahoga OH (MetroHealth System (The)) Series 2017 5.00%, 02/15/2026	2,745	2,840,066

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

5.00%, 02/15/2027	$2,710	$2,804,642
County of Franklin OH (Nationwide Children’s Hospital, Inc.) Series 2017-A 5.00%, 11/01/2031	1,000	1,058,992
County of Hamilton OH Sewer System Revenue Series 2019-A 5.00%, 12/01/2034	9,375	10,202,027
County of Washington OH (Marietta Area Health Care, Inc. Obligated Group) Series 2022 5.50%, 12/01/2027	800	758,852
6.375%, 12/01/2037	5,000	4,592,553
Hamilton County Convention Facilities Authority Series 2014 5.00%, 12/01/2022	2,240	2,245,670
5.00%, 12/01/2023	1,230	1,250,865
Ohio Water Development Authority Water Pollution Control Loan Fund Series 2020-A 5.00%, 12/01/2032	4,970	5,457,845

		63,884,885

Oklahoma – 0.2%
Comanche County Memorial Hospital Series 2015 5.00%, 07/01/2026	1,235	1,255,781
5.00%, 07/01/2028	1,280	1,300,977
McGee Creek Authority NATL Series 1992 6.00%, 01/01/2023	510	512,596
Oklahoma Development Finance Authority Series 2022 4.38%, 11/01/2045	4,000	3,655,007
Oklahoma Development Finance Authority (Gilcrease Expressway West) Series 2020 1.625%, 07/06/2023	3,005	2,926,066
Oklahoma Development Finance Authority (OU Medicine, Inc.) Series 2022-A 5.50%, 08/15/2037	4,245	3,769,677

		13,420,104

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Oregon – 0.6%
Hospital Facilities Authority of Multnomah County Oregon (Mirabella at South Waterfront) Series 2014-A 5.00%, 10/01/2024	$430	$430,972
Medford Hospital Facilities Authority (Asante Health System Obligated Group) Series 2020-A 5.00%, 08/15/2030	415	434,722
5.00%, 08/15/2031	1,245	1,298,372
5.00%, 08/15/2033	500	517,322
5.00%, 08/15/2034	875	901,962
5.00%, 08/15/2035	755	774,162
5.00%, 08/15/2036	1,300	1,335,253
Port of Portland OR Airport Revenue Series 2020-T 5.00%, 07/01/2035	4,290	4,378,771
Series 2022-2 4.00%, 07/01/2038	11,255	10,248,227
4.00%, 07/01/2040	7,170	6,404,978
Salem Hospital Facility Authority (Salem Health Obligated Group) Series 2019 5.00%, 05/15/2038	2,205	2,216,396
State of Oregon Department of Administrative Services (State of Oregon Department of Administrative Services COP) Series 2009-D 5.00%, 11/01/2022	35	35,051
5.00%, 11/01/2023	10	10,015
Tri-County Metropolitan Transportation District of Oregon Series 2018-A 5.00%, 10/01/2028	2,335	2,495,936

		31,482,139

Other – 1.1%
Federal Home Loan Mortgage Corp. Series 2021-ML12, Class AUS 2.34%, 07/25/2041(a)	7,448	5,894,203
Federal Home Loan Mortgage Corp. Enhanced Receipt Series 2019-A, Class 1 3.87%, 11/15/2035(a)	23,651	21,743,392

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2019-C, Class 1 3.87%, 11/15/2035(a)	$5,517	$5,071,660
Series 2019-D, Class 1 3.87%, 11/01/2051(a)	5,037	4,631,037
Series 2019-E, Class 1 3.87%, 11/15/2035(a)	3,384	3,111,337
Federal Home Loan Mortgage Corp. Multifamily VRD Certificates Series 2019-M 2.60%, 09/15/2033(a)	9,570	8,014,286
2.625%, 06/15/2035(a)	9,625	8,020,836
2.65%, 06/15/2035(a)	4,820	4,002,475

		60,489,226

Pennsylvania – 6.4%
Allegheny County Airport Authority Series 2021-A 4.00%, 01/01/2038	5,000	4,467,527
4.00%, 01/01/2039	2,235	1,987,151
Allegheny County Hospital Development Authority (UPMC Obligated Group) Series 2019 5.00%, 07/15/2030	5,290	5,528,623
5.00%, 07/15/2032	6,500	6,728,812
5.00%, 07/15/2033	7,600	7,839,009
Allegheny County Sanitary Authority Series 2015 5.00%, 12/01/2023	3,500	3,571,378
Chester County Industrial Development Authority (Collegium Charter School) Series 2022 5.00%, 10/15/2032(a)	1,025	994,317
City of Philadelphia PA Series 2017-A 5.00%, 08/01/2027	12,000	12,725,147
5.00%, 08/01/2028	12,310	13,053,302
5.00%, 08/01/2029	9,970	10,608,052
5.00%, 08/01/2030	4,000	4,242,350
5.00%, 08/01/2032	8,010	8,424,169
Series 2019-A 5.00%, 08/01/2026	1,420	1,492,548
Series 2019-B 5.00%, 02/01/2030	1,005	1,079,775

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

City of Philadelphia PA Water & Wastewater Revenue Series 2016 5.00%, 10/01/2024	$7,000	$7,239,047
5.00%, 10/01/2025	7,750	8,114,828
5.00%, 10/01/2026	2,675	2,838,518
Commonwealth of Pennsylvania Series 2016 5.00%, 09/15/2024	9,575	9,891,342
Series 2017 5.00%, 01/01/2026	6,065	6,385,342
5.00%, 01/01/2027	14,415	15,385,994
Geisinger Authority (Geisinger Health System Obligated Group) Series 2020 5.00%, 04/01/2043	2,500	2,637,735
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 07/01/2025	6,000	6,135,323
AGM Series 2022 4.00%, 07/01/2038	10,000	8,906,081
4.00%, 07/01/2039	10,000	8,848,250
Montgomery County Higher Education and Health Authority (HumanGood Pennsylvania Obligated Group) Series 2017 5.00%, 12/01/2027	2,250	2,278,825
5.00%, 12/01/2032	2,750	2,759,735
Montgomery County Higher Education and Health Authority (Thomas Jefferson University Obligated Group) Series 2018 5.00%, 09/01/2026	1,400	1,460,975
5.00%, 09/01/2027	1,750	1,828,524
5.00%, 09/01/2028	1,500	1,574,608
5.00%, 09/01/2029	3,000	3,134,679
5.00%, 09/01/2030	3,000	3,111,071
Series 2019 5.00%, 09/01/2030	1,710	1,782,553
5.00%, 09/01/2032	1,200	1,241,723

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Pennsylvania Economic Development Financing Authority (PA Bridges Finco LP) Series 2015 5.00%, 06/30/2026	$8,540	$8,679,955
5.00%, 12/31/2026	4,500	4,569,444
5.00%, 06/30/2027	12,450	12,626,363
5.00%, 12/31/2027	6,000	6,077,577
5.00%, 06/30/2028	10,790	10,920,181
5.00%, 12/31/2028	8,910	9,009,792
5.00%, 06/30/2042	1,000	961,183
Pennsylvania Economic Development Financing Authority (UPMC Obligated Group) Series 2020-A1 5.00%, 04/15/2028	3,000	3,144,384
5.00%, 04/15/2029	3,000	3,139,099
5.00%, 04/15/2030	1,395	1,465,107
5.00%, 04/15/2031	1,635	1,710,496
Series 2022-C 3.16% (MUNIPSA + 0.70%), 11/15/2047(b)	10,500	10,165,485
Pennsylvania Higher Educational Facilities Authority (University of Pennsylvania Health System Obligated Group (The)) Series 2017 4.00%, 08/15/2042	2,720	2,440,784
Series 2022 4.00%, 08/15/2038	1,065	980,948
4.00%, 08/15/2040	1,345	1,226,613
5.00%, 08/15/2029	825	898,077
5.00%, 08/15/2030	750	822,342
Pennsylvania Turnpike Commission Series 2017-B 5.00%, 06/01/2028	7,025	7,402,380
5.00%, 06/01/2030	6,255	6,569,544
Series 2019 5.00%, 12/01/2022	5,250	5,265,398
5.00%, 12/01/2029	8,000	8,694,049
5.00%, 12/01/2030	5,890	6,382,334
Series 2022-A 5.00%, 12/01/2036	1,000	1,066,147

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Philadelphia Authority for Industrial Development (MaST Community Charter School III) Series 2021 5.00%, 08/01/2030	$1,060	$1,068,629
5.00%, 08/01/2040	3,445	3,285,578
Philadelphia Authority for Industrial Development (St. Joseph’s University) Series 2020 4.00%, 11/01/2035	1,700	1,539,700
4.00%, 11/01/2036	1,510	1,357,367
4.00%, 11/01/2037	1,350	1,203,538
4.00%, 11/01/2038	1,000	883,415
5.00%, 11/01/2027	835	870,815
5.00%, 11/01/2028	1,000	1,049,789
5.00%, 11/01/2029	1,000	1,055,992
5.00%, 11/01/2030	1,750	1,838,849
5.00%, 11/01/2031	1,685	1,756,944
5.00%, 11/01/2032	1,810	1,879,797
5.00%, 11/01/2033	1,750	1,810,531
5.00%, 11/01/2034	2,110	2,176,035
School District of Philadelphia (The) Series 2016-D 5.00%, 09/01/2024	8,360	8,598,122
Series 2016-F 5.00%, 09/01/2023	5,000	5,070,572
5.00%, 09/01/2024	24,200	24,889,301

		352,849,969

Puerto Rico – 0.7%
Commonwealth of Puerto Rico Series 2021-A Zero Coupon, 07/01/2024	32	28,971
Zero Coupon, 07/01/2033	1,346	742,082
4.00%, 07/01/2033	1,674	1,472,356
4.00%, 07/01/2035	85	72,436
4.00%, 07/01/2037	73	59,678
4.00%, 07/01/2041	99	77,173
4.00%, 07/01/2046	103	76,972
5.25%, 07/01/2023	1,803	1,810,659
5.375%, 07/01/2025	2,270	2,291,941
5.625%, 07/01/2027	4,709	4,806,830
5.625%, 07/01/2029	1,882	1,925,258
5.75%, 07/01/2031	624	636,593
Series 2022-C 0.00%, 11/01/2043	655	327,533

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

PR Custodial Trust Series 2022 5.50%, 07/01/2029	$77	$77,860
Puerto Rico Electric Power Authority AGM Series 2007-V 5.25%, 07/01/2031	5,150	5,101,093
Puerto Rico Highway & Transportation Authority AGC Series 2005-L 5.25%, 07/01/2041	4,260	4,141,903
AGC Series 2007-C 5.50%, 07/01/2031	510	513,965
AGC Series 2007-N 5.25%, 07/01/2034	5,100	4,992,470
5.25%, 07/01/2036	5,425	5,298,755
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018-A Zero Coupon, 07/01/2024	5,190	4,795,144

		39,249,672

Rhode Island – 0.6%
Providence Public Building Authority (City of Providence RI Lease) AGM Series 2020-A 5.00%, 09/15/2028	3,900	4,238,869
5.00%, 09/15/2029	4,625	5,083,718
5.00%, 09/15/2030	1,670	1,821,604
5.00%, 09/15/2032	2,195	2,358,296
Rhode Island Commerce Corp. (State of Rhode Island DOT Fed Hwy Grant) Series 2016-B 5.00%, 06/15/2027	10,565	11,182,573
Tobacco Settlement Financing Corp./RI Series 2015-A 5.00%, 06/01/2023	6,635	6,700,386

		31,385,446

South Carolina – 1.8%
County of Charleston SC Series 2021 5.00%, 11/01/2031	10,335	11,656,875
Patriots Energy Group Financing Agency (Royal Bank of Canada) Series 2018-A 4.00%, 10/01/2048	48,725	48,829,228

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

SCAGO Educational Facilities Corp. for Pickens School District (SCAGO Educational Facilities Corp. for Pickens School District Lease) Series 2015 5.00%, 12/01/2022	$1,500	$1,504,038
5.00%, 12/01/2026	3,000	3,109,025
5.00%, 12/01/2027	2,500	2,590,005
South Carolina Association of Governmental Organizations Series 2022-B 4.00%, 03/01/2023	8,935	8,967,468
South Carolina Public Service Authority Series 2016-A 5.00%, 12/01/2030	1,435	1,478,409
5.00%, 12/01/2034	1,000	1,010,223
Series 2020-A 4.00%, 12/01/2037	1,690	1,504,081
Series 2021-A 4.00%, 12/01/2035	5,475	4,949,476
4.00%, 12/01/2036	10,000	8,971,041
Series 2021-B 5.00%, 12/01/2040	3,000	2,986,660

		97,556,529

South Dakota – 0.1%
South Dakota Health & Educational Facilities Authority (Monument Health Obligated Group) Series 2017 5.00%, 09/01/2029	3,400	3,546,184
5.00%, 09/01/2030	3,625	3,759,886

		7,306,070

Tennessee – 0.8%
Tennergy Corp./TN (Royal Bank of Canada) Series 2019-A 5.00%, 02/01/2050	5,445	5,560,117
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2017-A 4.00%, 05/01/2048	39,715	39,689,499

		45,249,616

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Texas – 6.1%
Board of Regents of the University of Texas System Series 2022-A 4.00%, 08/15/2042	$1,895	$1,729,458
Central Texas Turnpike System Series 2015-C 5.00%, 08/15/2025	1,000	1,010,013
City of Austin TX Airport System Revenue Series 2019 5.00%, 11/15/2025	3,200	3,311,097
City of Austin TX Water & Wastewater System Revenue Series 2015-A 5.00%, 11/15/2024	4,730	4,900,745
City of El Paso TX Water & Sewer Revenue Series 2022 5.00%, 03/01/2037	4,275	4,580,607
5.00%, 03/01/2039	3,880	4,136,055
City of Houston TX Series 2017-A 5.00%, 03/01/2025	16,370	17,030,588
City of Houston TX (City of Houston TX Hotel Occupancy Tax) Series 2015 5.00%, 09/01/2023	1,800	1,825,891
5.00%, 09/01/2025	2,000	2,051,006
City of Houston TX Airport System Revenue Series 2018-B 5.00%, 07/01/2030	6,160	6,595,251
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2018 5.00%, 07/15/2028	9,135	9,129,768
City of Houston TX Combined Utility System Revenue Series 2014-C 5.00%, 05/15/2023	8,000	8,087,875
5.00%, 05/15/2027	10,785	11,064,701
5.00%, 05/15/2028	6,065	6,212,679
City of San Antonio TX Electric & Gas Systems Revenue Series 2021-A 5.00%, 02/01/2031	1,330	1,461,713
5.00%, 02/01/2032	1,210	1,321,101
5.00%, 02/01/2033	1,410	1,522,769

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

5.00%, 02/01/2034	$1,700	$1,823,169
5.00%, 02/01/2035	2,200	2,350,266
5.00%, 02/01/2036	1,875	1,998,077
Dallas Fort Worth International Airport Series 2014-A 5.25%, 11/01/2028	11,585	11,714,057
Denton Independent School District Series 2016 5.00%, 08/15/2027	1,220	1,285,469
Grand Parkway Transportation Corp. Series 2018 5.00%, 02/01/2023	84,825	85,223,525
Harris County Cultural Education Facilities Finance Corp. (Texas Children’s Hospital Obligated Group) Series 2021 4.00%, 10/01/2042	5,000	4,485,462
Harris County Hospital District Series 2016 5.00%, 02/15/2027	2,465	2,549,103
Hidalgo County Regional Mobility Authority Series 2022-A 4.00%, 12/01/2038	1,850	1,622,495
4.00%, 12/01/2039	1,000	868,832
5.00%, 12/01/2028	200	205,496
5.00%, 12/01/2029	500	514,376
5.00%, 12/01/2030	500	513,072
5.00%, 12/01/2031	500	511,274
5.00%, 12/01/2032	350	356,025
5.00%, 12/01/2034	750	755,652
5.00%, 12/01/2035	595	597,739
5.00%, 12/01/2036	1,000	1,001,973
Irving Hospital Authority (Baylor Medical Center at Irving) Series 2017-A 5.00%, 10/15/2026	600	623,322
5.00%, 10/15/2029	600	617,706
5.00%, 10/15/2030	1,000	1,024,203
5.00%, 10/15/2031	1,020	1,042,200
Legacy Denton Public Facility Corp. (LDG Vintage Ranch LP) Series 2022 5.00%, 04/01/2043(c)	15,000	15,302,891

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Lower Colorado River Authority (LCRA Transmission Services Corp.) Series 2022 5.00%, 05/15/2039	$8,635	$9,050,069
5.00%, 05/15/2040	12,345	12,864,341
5.00%, 05/15/2041	6,570	6,795,149
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/2031(a)	10,680	10,514,142
New Hope Cultural Education Facilities Finance Corp. Series 2017-A 5.00%, 04/01/2028 (Pre-refunded/ETM)	1,130	1,209,198
New Hope Cultural Education Facilities Finance Corp. (Children’s Health System of Texas Obligated Group) Series 2017-A 5.00%, 08/15/2025	2,500	2,606,003
5.00%, 08/15/2026	2,000	2,107,545
5.00%, 08/15/2028	2,750	2,914,723
New Hope Cultural Education Facilities Finance Corp. (Morningside Ministries Obligated Group) Series 2020 5.00%, 01/01/2035	875	799,809
Series 2022 4.00%, 01/01/2032(c)	840	715,648
4.00%, 01/01/2037(c)	1,155	910,329
North Texas Tollway Authority Series 2014 5.00%, 01/01/2023	3,015	3,028,562
5.00%, 01/01/2024 (Pre-refunded/ETM)	900	920,279
5.00%, 01/01/2024	1,845	1,882,496
North Texas Tollway Authority (North Texas Tollway System) Series 2015-B 5.00%, 01/01/2023	1,000	1,004,498
5.00%, 01/01/2026	3,200	3,304,696
5.00%, 01/01/2027	2,100	2,167,030
5.00%, 01/01/2028	5,975	6,164,029
Series 2019-B 5.00%, 01/01/2027	2,000	2,116,835

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

5.00%, 01/01/2028	$19,510	$20,882,571
Port Beaumont Navigation District (Jefferson Railport Terminal II LLC) Series 2020 3.625%, 01/01/2035(a)	1,360	1,094,916
San Antonio Water System Series 2013-E 5.00%, 05/15/2025	3,000	3,032,221
State of Texas Series 2021-B 4.00%, 08/01/2026	2,335	2,383,841
Texas Water Development Board (Texas Water Development Board State Revolving Fund) Series 2021 4.00%, 08/01/2035	10,210	10,018,997
5.00%, 08/01/2034	4,000	4,408,292
University of Houston Series 2022-A 5.00%, 02/15/2040	1,750	1,853,613

		337,707,533

Utah – 0.4%
City of Salt Lake City UT Airport Revenue Series 2021-A 4.00%, 07/01/2041	7,000	6,112,060
5.00%, 07/01/2035	5,000	5,107,162
5.00%, 07/01/2036	5,000	5,084,042
Utah Transit Authority Series 2015-A 5.00%, 06/15/2027 (Pre-refunded/ETM)	2,000	2,093,934
5.00%, 06/15/2028 (Pre-refunded/ETM)	2,150	2,250,979
Utah Transit Authority (Utah Transit Authority Sales Tax) Series 2015-A 5.00%, 06/15/2026	1,305	1,360,082

		22,008,259

Virginia – 0.9%
County of Loudoun VA Series 2020-B 5.00%, 12/01/2024	3,300	3,427,066

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Fairfax County Economic Development Authority (County of Fairfax VA) Series 2020 5.00%, 08/01/2032	$2,590	$2,843,513
5.00%, 08/01/2033	2,590	2,831,701
Hampton Roads Transportation Accountability Commission Series 2020-A 5.00%, 07/01/2039	4,745	5,056,332
Virginia College Building Authority (Virginia College Building Authority State Lease) Series 2015-A 5.00%, 02/01/2023	4,435	4,463,794
Virginia Public Building Authority (Virginia Public Building Authority State Lease) Series 2021-A 4.00%, 08/01/2035	4,540	4,472,788
Virginia Small Business Financing Authority (Elizabeth River Crossings OpCo LLC) Series 2022 4.00%, 07/01/2030	2,000	1,923,132
4.00%, 01/01/2032	5,030	4,749,212
4.00%, 01/01/2037	7,250	6,476,010
Virginia Small Business Financing Authority (National Senior Campuses, Inc. Obligated Group) Series 2020 5.00%, 01/01/2029	1,400	1,463,352
5.00%, 01/01/2030	1,650	1,734,850
5.00%, 01/01/2031	1,250	1,312,445
5.00%, 01/01/2032	1,500	1,565,149
5.00%, 01/01/2033	1,750	1,814,536
5.00%, 01/01/2034	1,600	1,649,164
5.00%, 01/01/2035	1,570	1,613,175

		47,396,219

Washington – 2.3%
City of Seattle WA Municipal Light & Power Revenue Series 2016-B 5.00%, 04/01/2026	4,300	4,540,335
Series 2021-A 4.00%, 07/01/2033	2,500	2,522,947
4.00%, 07/01/2034	3,740	3,732,558

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

4.00%, 07/01/2035	$4,900	$4,823,533
Energy Northwest (Bonneville Power Administration) Series 2021 4.00%, 07/01/2042	12,825	11,711,474
Port of Seattle WA Series 2015-C 5.00%, 04/01/2023	1,750	1,762,694
Series 2018-A 5.00%, 05/01/2025	8,320	8,588,015
Series 2018-B 5.00%, 05/01/2025	4,695	4,846,241
Series 2019 5.00%, 04/01/2032	1,500	1,568,722
5.00%, 04/01/2033	1,000	1,036,567
Series 2021 4.00%, 08/01/2040	5,750	5,019,730
Spokane County School District No. 81 Spokane Series 2012 3.00%, 12/01/2031	10,000	9,026,633
State of Washington (State of Washington COP) Series 2015-C 5.00%, 01/01/2023	2,600	2,611,758
Washington Health Care Facilities Authority (Multicare Health System Obligated Group) Series 2015-B 5.00%, 08/15/2028	8,590	8,932,165
5.00%, 08/15/2029	16,560	17,214,758
5.00%, 08/15/2030	6,400	6,637,751
Washington Health Care Facilities Authority (Virginia Mason Medical Center Obligated Group) Series 2017 5.00%, 08/15/2025	2,000	2,040,955
5.00%, 08/15/2027	2,175	2,244,628
5.00%, 08/15/2028	3,700	3,816,661
5.00%, 08/15/2030	8,005	8,219,495
Washington State Convention Center Public Facilities District (Washington State Convention Center Public Facilities District Hotel Occupancy Tax) Series 2021 4.00%, 07/01/2031	10,600	9,378,198

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Washington State Housing Finance Commission Series 2021-1, Class A 3.50%, 12/20/2035	$4,904	$4,162,094
Series 2021-1, Class X 0.726%, 12/20/2035(d)	3,237	164,758

		124,602,670

West Virginia – 0.2%
Tobacco Settlement Finance Authority/WV Series 2020 4.875%, 06/01/2049	16,125	13,659,696

Wisconsin – 2.7%
State of Wisconsin Series 2019-A 5.00%, 05/01/2025	9,000	9,384,420
5.00%, 05/01/2027	12,500	13,384,747
5.00%, 05/01/2028	12,000	12,885,284
5.00%, 05/01/2029	11,500	12,343,041
Series 2021-1 5.00%, 05/01/2031	3,000	3,314,086
Series 2021-2 5.00%, 05/01/2025	12,000	12,518,599
Series 2023-1 5.00%, 05/01/2024(c)	3,170	3,235,349
5.00%, 05/01/2027(c)	8,500	8,978,966
UMA Education, Inc. Series 2019 5.00%, 10/01/2022(a)	820	820,000
5.00%, 10/01/2023(a)	895	895,595
5.00%, 10/01/2025(a)	3,360	3,348,010
5.00%, 10/01/2026(a)	3,605	3,580,570
5.00%, 10/01/2027(a)	3,720	3,678,000
5.00%, 10/01/2028(a)	3,525	3,464,211
5.00%, 10/01/2029(a)	835	817,292
Wisconsin Center District AGM Series 2020-C Zero Coupon, 12/15/2028	1,075	836,577
Zero Coupon, 12/15/2030	2,140	1,510,853
Zero Coupon, 12/15/2032	2,800	1,775,381
Zero Coupon, 12/15/2034	2,500	1,413,196
Wisconsin Center District (Wisconsin Center District Ded Tax) Series 2022 5.00%, 12/15/2022(a)	1,000	1,002,415

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Wisconsin Health & Educational Facilities Authority (Advocate Aurora Health Obligated Group) Series 2022 2.64% (MUNIPSA + 0.18%), 08/15/2054(b)	$4,000	$3,894,402
Wisconsin Health & Educational Facilities Authority (Gundersen Lutheran Obligated Group) Series 2021 4.00%, 10/15/2034	2,500	2,364,825
4.00%, 10/15/2035	1,000	939,957
Wisconsin Health & Educational Facilities Authority (St. Camillus Health System Obligated Group) Series 2019 2.25%, 11/01/2026	190	180,634
Wisconsin Public Finance Authority Series 2022 5.00%, 02/01/2042	2,000	1,843,873
5.50%, 02/01/2042(a)	6,955	6,167,663
Wisconsin Public Finance Authority (Carmelite System, Inc. Obligated Group (The)) Series 2020 5.00%, 01/01/2040	3,750	3,677,536
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016-A 5.00%, 01/01/2024	1,000	1,008,913
Wisconsin Public Finance Authority (Duke Energy Progress LLC) Series 2022 3.30%, 10/01/2046	5,315	5,203,725
Wisconsin Public Finance Authority (Queens University of Charlotte) Series 2022 5.25%, 03/01/2042	6,000	5,699,063
Wisconsin Public Finance Authority (Roseman University of Health Sciences) Series 2020 3.00%, 04/01/2025(a)	275	263,131

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Wisconsin Public Finance Authority (Samaritan Housing Foundation Obligated Group) Series 2021 2.75%, 06/01/2026(a)	$2,510	$2,376,817
Series 2021-B 2.25%, 06/01/2027(a)	1,420	1,255,106
Wisconsin Public Finance Authority (Southeastern Regional Medical Center Obligated Group) Series 2021 4.00%, 02/01/2035	615	537,937
4.00%, 02/01/2036	3,335	2,857,865
4.00%, 02/01/2038	3,575	3,014,734
4.00%, 02/01/2040	3,945	3,283,967
Series 2022 5.00%, 02/01/2031	3,375	3,509,587
5.00%, 02/01/2032	2,545	2,599,173
WPPI Energy Series 2014-A 5.00%, 07/01/2029	1,000	1,018,157

		150,883,657

Total Long-Term Municipal Bonds (cost $5,315,964,454)		4,963,212,545

Short-Term Municipal Notes – 8.1%
Colorado – 0.2%
Colorado Health Facilities Authority (Children’s Hospital Colorado Obligated Group) Series 2020 2.25%, 12/01/2052(e)	12,790	12,790,000

District of Columbia – 0.2%
District of Columbia (Carnegie Endowment for International Peace) Series 2010 2.56%, 11/01/2045(e)	6,405	6,405,000
District of Columbia (Georgetown University (The)) Series 2016 2.45%, 04/01/2041(e)	3,530	3,530,000

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

District of Columbia (MedStar Health Obligated Group) Series 2012-A 2.53%, 08/15/2038(e)	$2,145	$2,145,000

		12,080,000

Florida – 0.4%
County of Palm Beach FL (Raymond F Kravis Center for the Performing Arts, Inc. (The)) Series 2002 2.48%, 07/01/2032(e)	1,795	1,795,000
County of Palm Beach FL (Raymond F Kravis Center for the Performing Arts, Inc.(The)) Series 2002 2.48%, 07/01/2032(e)	1,725	1,725,000
Florida Gulf Coast University Financing Corp. Series 2009-A 2.50%, 02/01/2039(e)	1,650	1,650,000
Florida Keys Aqueduct Authority Series 2013 2.52%, 09/01/2035(e)	1,045	1,045,000
Halifax Hospital Medical Center (Halifax Hospital Medical Center Obligated Group) Series 2010 2.45%, 06/01/2048(e)	7,250	7,250,000
Orange County Health Facilities Authority (Nemours Foundation/Florida) Series 2017-C 2.52%, 01/01/2039(e)	8,120	8,120,000
Orange County Health Facilities Authority (Orlando Health Obligated Group) Series 2019-E 2.45%, 10/01/2026(e)	2,240	2,240,000

		23,825,000

Hawaii – 0.1%
Hawaii Housing Finance & Development Corp. (Ho’olehua Housing LP) Series 2008 2.54%, 12/01/2041(e)	3,640	3,640,000

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Illinois – 0.4%
Illinois Development Finance Authority (American College of Surgeons) Series 1996 2.46%, 08/01/2026(e)	$672	$672,000
Illinois Educational Facilities Authority (Lincoln Park Society (The)) Series 1999 2.35%, 01/01/2029(e)	100	100,000
Illinois Finance Authority (Latin School of Chicago (The)) Series 2005-B 2.45%, 08/01/2035(e)	955	955,000
Illinois Housing Development Authority (Steadfast Foxview LP) Series 2008 2.56%, 01/01/2041(e)	14,500	14,500,000
Village of Brookfield IL (Chicago Zoological Society (The)) Series 2008 2.48%, 06/01/2038(e)	6,165	6,165,000

		22,392,000

Indiana – 0.1%
City of Indianapolis IN (Foundation for Affordable Rental Housing, Inc.) Series 2008 2.45%, 05/15/2038(e)	4,550	4,550,000

Iowa – 0.6%
Iowa Finance Authority (Iowa Health System Obligated Group) Series 2018 2.30%, 11/15/2041(e)	8,960	8,960,000
2.30%, 12/01/2041(e)	25,795	25,795,000

		34,755,000

Kentucky – 0.2%
Louisville/Jefferson County Metropolitan Government (Norton Healthcare Obligated Group) Series 2016-A 2.54%, 10/01/2039(e)	12,485	12,485,000

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Louisiana – 0.6%
Louisiana Offshore Terminal Authority (Loop LLC) Series 2013 2.30%, 09/01/2033(e)	$18,450	$18,450,000
Louisiana Public Facilities Authority (CHRISTUS Health Obligated Group) Series 2009 2.30%, 07/01/2047(e)	12,975	12,975,000
Louisiana Public Facilities Authority (Coca-Cola Bottling Co. United-Gulf Coast LLC) Series 2013 2.46%, 04/02/2023(e)	2,265	2,265,000

		33,690,000

Maryland – 0.1%
Maryland Health & Higher Educational Facilities Authority Series 2014-B 2.45%, 04/01/2035(e)	1,000	1,000,000
Montgomery County Housing Opportunities Commission Series 2011-A 2.50%, 01/01/2049(e)	1,840	1,840,000

		2,840,000

Michigan – 0.5%
Grand Valley State University Series 2019-B 2.50%, 12/01/2031(e)	17,625	17,625,000
Lakeview School District/MI Series 2019-B 2.50%, 05/01/2032(e)	5,230	5,230,000
Michigan Strategic Fund (Wedgwood Christian Services) Series 2008 2.50%, 12/01/2038(e)	1,650	1,650,000

		24,505,000

Minnesota – 0.6%
City of Minneapolis MN (Fairview Health Services Obligated Group) Series 2018 2.30%, 11/15/2048(e)	4,805	4,805,000

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

City of Minneapolis MN (One Ten Grant LP) Series 1989 2.45%, 09/01/2026(e)	$9,270	$9,270,000
City of Minneapolis MN (Seven Corners Community Housing Corp.) Series 2001 2.55%, 11/01/2031(e)	1,330	1,330,000
City of Minneapolis MN/St. Paul Housing & Redevelopment Authority (Allina Health Obligated Group) Series 2008 2.45%, 11/15/2034(e)	11,825	11,825,000
2.47%, 11/15/2034(e)	3,675	3,675,000
Housing & Redevelopment Authority of The City of St. Paul Minnesota (Allina Health Obligated Group) Series 2009-C 2.45%, 11/15/2035(e)	2,400	2,400,000

		33,305,000

Nevada – 0.7%
County of Clark Department of Aviation Series 2008-D 2.55%, 07/01/2029(e)	26,945	26,945,000
Series 2014-D 2.50%, 07/01/2040(e)	11,010	11,010,000

		37,955,000

New Jersey – 0.4%
New Jersey Health Care Facilities Financing Authority Series 2017 2.55%, 07/01/2035(e)	2,995	2,995,000
New Jersey Health Care Facilities Financing Authority (AHS Hospital Corp.) Series 2008-B 2.47%, 07/01/2036(e)	3,675	3,675,000
Series 2008-C 2.47%, 07/01/2036(e)	16,630	16,630,000

		23,300,000

New York – 1.3%
City of New York NY Series 2016 2.60%, 08/01/2044(e)	10,375	10,375,000

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2019-I 2.61%, 03/01/2044(e)	$5,950	$5,950,000
New York City Housing Development Corp. Series 2008 2.43%, 04/15/2035(e)	300	300,000
New York City Housing Development Corp. (2 Gold LLC) Series 2008-A 2.20%, 04/15/2036(e)	32,500	32,500,000
New York State Housing Finance Agency (8 East 102nd Street LLC) Series 2012 2.63%, 05/01/2044(e)	21,910	21,910,000

		71,035,000

Ohio – 0.1%
Columbus Regional Airport Authority Series 2006 2.46%, 12/01/2036(e)	6,880	6,880,000

Pennsylvania – 0.3%
Emmaus General Authority Series 2008-D 2.43%, 03/01/2024(e)	700	700,000
Series 2008-E 2.43%, 03/01/2024(e)	1,000	1,000,000
Series 2008-E20 2.43%, 03/01/2024(e)	500	500,000
Haverford Township School District Series 2009 2.50%, 03/01/2030(e)	2,310	2,310,000
Pennsylvania Turnpike Commission Series 2019 2.55%, 12/01/2038(e)	700	700,000
Philadelphia Gas Works Co. Series 2020-D 2.50%, 08/01/2031(e)	10,950	10,950,000

		16,160,000

Rhode Island – 0.0%
Rhode Island Health and Educational Building Corp. (Roger Williams University) Series 2012-B 2.47%, 11/15/2038(e)	2,430	2,430,000

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Tennessee – 0.1%
Greeneville Health & Educational Facilities Board (Ballad Health Obligated Group) Series 2018-B 2.46%, 07/01/2045(e)	$3,150	$3,150,000

Texas – 0.1%
Dallas Performing Arts Cultural Facilities Corp. (Dallas Center for the Performing Arts Foundation, Inc.) Series 2013 2.45%, 09/01/2041(e)	3,350	3,350,000
Tarrant County Housing Finance Corp. (One Oaklake VIII LLC) Series 2003 2.52%, 02/15/2036(e)	270	270,000

		3,620,000

Vermont – 0.1%
Vermont Educational & Health Buildings Financing Agency (University of Vermont Health Network Obligated Group) Series 2008 2.54%, 12/01/2030(e)	4,330	4,330,000

Virginia – 0.3%
Loudoun County Economic Development Authority (Jack Kent Cooke Foundation) Series 2004 2.48%, 06/01/2034(e)	3,000	3,000,000
Roanoke Economic Development Authority (Carilion Clinic Obligated Group) Series 2020 2.48%, 07/01/2052(e)	11,680	11,680,000

		14,680,000

Washington – 0.7%
Washington State Housing Finance Commission (Bitter Lake Village Associates 2 LP) Series 2009 2.58%, 12/15/2044(e)	3,025	3,025,000

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Washington State Housing Finance Commission (Evergreen School (The)) Series 2002 2.50%, 07/01/2028(e)	$1,175	$1,175,000
Washington State Housing Finance Commission (Panorama/United States) Series 2008 2.50%, 04/01/2043(e)	4,050	4,050,000
Washington State Housing Finance Commission (Redmond Ridge Apartments LLC) Series 2017 2.54%, 11/01/2047(e)	9,440	9,440,000
Washington State Housing Finance Commission (Traditions at South Hill LLC) Series 2014 2.54%, 08/01/2044(e)	6,140	6,140,000
Washington State Housing Finance Commission (Vintage at Urban Center LLC) Series 2015 2.55%, 07/01/2047(e)	15,460	15,460,000

		39,290,000

West Virginia – 0.0%
West Virginia Hospital Finance Authority (West Virginia United Health System Obligated Group) Series 2018 2.50%, 06/01/2034(e)	635	635,000

Total Short-Term Municipal Notes (cost $444,322,000)		444,322,000

Total Municipal Obligations (cost $5,760,286,454)		5,407,534,545

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADE – 0.9%
Industrial – 0.9%
Consumer Cyclical - Automotive – 0.2%
General Motors Financial Co., Inc. 3.443%, 04/07/2025	$10,000	$9,787,700

Consumer Non - Cyclical – 0.4%
Baylor Scott & White Holdings Series 2021 0.827%, 11/15/2025	5,835	5,181,130
1.777%, 11/15/2030	5,000	3,839,550
CommonSpirit Health 1.547%, 10/01/2025	4,513	4,006,100
Ochsner LSU Health System of North Louisiana Series 2021 2.51%, 05/15/2031	10,000	7,647,700
Sutter Health Series 20A 3.161%, 08/15/2040	4,000	2,867,400

		23,541,880

Services – 0.3%
Hackensack Meridian Health, Inc. Series 2020 2.675%, 09/01/2041	7,000	4,730,530
Novant Health, Inc. 2.637%, 11/01/2036	19,100	13,906,710

		18,637,240

Total Corporates – Investment Grade (cost $65,330,586)		51,966,820

COMMERCIAL MORTGAGE-BACKED SECURITIES – 0.4%
Agency CMBS – 0.4%
California Housing Finance Agency Series 2021-2, Class A 3.75%, 03/25/2035	16,301	14,957,212
Series 2021-3, Class X 0.764%, 08/20/2036(d)	8,073	487,350
Federal Home Loan Mortgage Corp. Series 2021-ML10, Class ACA 2.046%, 06/25/2038	1,975	1,510,104

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2021-ML10, Class AUS 2.032%, 01/25/2038	$4,937	$3,801,068

Total Commercial Mortgage-Backed Securities (cost $26,968,206)		20,755,734

CORPORATES - NON-INVESTMENT GRADE – 0.3%
Industrial – 0.3%
Communications - Media – 0.1%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.25%, 01/15/2034(a)	7,730	5,581,833

Consumer Non-Cyclical – 0.1%
Medline Borrower LP 3.875%, 04/01/2029(a)	6,500	5,219,760

Transportation - Airlines – 0.1%
United Airlines, Inc. 4.375%, 04/15/2026(a)	5,000	4,461,150
4.625%, 04/15/2029(a)	2,300	1,909,920

		6,371,070

Total Corporates – Non-Investment Grade (cost $21,527,850)		17,172,663

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.1%
Risk Share Floating Rate – 0.1%
Connecticut Avenue Securities Trust Series 2020-SBT1, Class 2M2 6.734% (LIBOR 1 Month + 3.65%), 02/25/2040(a)(b)	813	804,005
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2019-DNA3, Class M2 5.134% (LIBOR 1 Month + 2.05%), 07/25/2049(a)(b)	460	453,419
Series 2013-DN2, Class M2 7.334% (LIBOR 1 Month + 4.25%), 11/25/2023(b)	235	237,337
Series 2014-DN3, Class M3 7.084% (LIBOR 1 Month + 4.00%), 08/25/2024(b)	50	50,699

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2015-DNA1, Class M3 6.384% (LIBOR 1 Month + 3.30%), 10/25/2027(b)	$209	$211,323
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 2M2 5.984% (LIBOR 1 Month + 2.90%), 07/25/2024(b)	338	338,917
Series 2014-C04, Class 1M2 7.984% (LIBOR 1 Month + 4.90%), 11/25/2024(b)	158	163,126
Series 2015-C02, Class 1M2 7.084% (LIBOR 1 Month + 4.00%), 05/25/2025(b)	277	280,925
Series 2016-C01, Class 1M2 9.834% (LIBOR 1 Month + 6.75%), 08/25/2028(b)	396	418,053
Series 2016-C03, Class 1M2 8.384% (LIBOR 1 Month + 5.30%), 10/25/2028(b)	163	167,320

Total Collateralized Mortgage Obligations (cost $2,763,350)		3,125,124

Total Investments – 99.7% (cost $5,876,876,446)		5,500,554,886
Other assets less liabilities – 0.3%		18,996,480

Net Assets – 100.0%		$5,519,551,366

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)

Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAHY Series 39, 5 Year Index, 12/20/2027*	5.00%	Quarterly	6.06%	USD	38,450	$1,525,557	$1,537,902	$(12,345)

*	Termination date

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

CLEARED CENTRALLY INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	25,420	01/15/2025	2.565%	CPI#	Maturity	$2,191,313	$	– 0	–	$2,191,313
USD	15,240	01/15/2025	4.028%	CPI#	Maturity	418,597		– 0	–	418,597
USD	12,710	01/15/2025	2.585%	CPI#	Maturity	1,085,660		– 0	–	1,085,660
USD	12,710	01/15/2025	2.613%	CPI#	Maturity	1,071,906		– 0	–	1,071,906
USD	52,790	01/15/2026	CPI#	3.720%	Maturity	(1,438,432)		– 0	–	(1,438,432)
USD	40,000	01/15/2027	CPI#	3.320%	Maturity	(1,505,777)		– 0	–	(1,505,777)
USD	39,500	01/15/2027	CPI#	3.466%	Maturity	(1,139,285)		(46,159)		(1,093,126)
USD	31,450	01/15/2027	CPI#	3.323%	Maturity	(1,178,249)		– 0	–	(1,178,249)
USD	87,590	01/15/2028	1.230%	CPI#	Maturity	14,615,294		– 0	–	14,615,294
USD	87,240	01/15/2028	0.735%	CPI#	Maturity	17,599,712		– 0	–	17,599,712
USD	94,820	01/15/2029	CPI#	3.290%	Maturity	(1,899,453)		– 0	–	(1,899,453)
USD	40,500	01/15/2029	CPI#	3.735%	Maturity	650,555		– 0	–	650,555
USD	16,275	01/15/2030	1.572%	CPI#	Maturity	2,492,305		– 0	–	2,492,305
USD	16,275	01/15/2030	1.587%	CPI#	Maturity	2,470,633		– 0	–	2,470,633
USD	23,500	01/15/2031	2.782%	CPI#	Maturity	1,186,237		– 0	–	1,186,237
USD	22,000	01/15/2031	2.680%	CPI#	Maturity	1,324,056		– 0	–	1,324,056
USD	19,200	01/15/2031	2.989%	CPI#	Maturity	586,762		– 0	–	586,762
USD	20,800	01/15/2032	CPI#	3.064%	Maturity	(331,372)		– 0	–	(331,372)
USD	18,300	04/15/2032	CPI#	2.909%	Maturity	(517,921)		– 0	–	(517,921)

						$37,682,541		$(46,159)		$37,728,700

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	51,000	01/15/2027	1 Day SOFR	2.540%	Annual	$(2,297,125)	$	– 0	–	$(2,297,125)
USD	45,000	01/15/2031	1.323%	3 Month LIBOR	Semi-Annual/ Quarterly	8,129,133		– 0	–	8,129,133
USD	136,500	04/15/2032	2.569%	1 Day SOFR	Annual	9,777,474		– 0	–	9,777,474
USD	54,900	04/15/2032	1.280%	1 Day SOFR	Annual	9,920,772		– 0	–	9,920,772
USD	38,200	04/15/2032	2.632%	1 Day SOFR	Annual	2,532,283		– 0	–	2,532,283
USD	11,000	04/15/2032	3.082%	1 Day SOFR	Annual	350,764		– 0	–	350,764
USD	6,000	04/15/2032	3.069%	1 Day SOFR	Annual	197,568		– 0	–	197,568

						$28,610,869	$	– 0	–	$28,610,869

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	363	$(81,297)	$(33,872)	$(47,425)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,204	(269,970)	(145,114)	(124,856)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	80	(18,030)	(9,399)	(8,631)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	199	(44,592)	(18,750)	(25,842)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	2,451	(549,599)	(284,598)	(265,001)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	2,478	(555,556)	(233,888)	(321,668)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	3,728	(835,828)	(342,844)	(492,984)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	465	(104,157)	(55,752)	(48,405)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	3,231	(724,427)	(288,421)	(436,006)

						$(3,183,456)	$(1,412,638)	$(1,770,818)

*	Termination date

INTEREST RATE SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	57,160	10/09/2029	1.125%	SIFMA	*	Quarterly	$6,568,374	$	– 0	–	$6,568,374

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

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PORTFOLIO OF INVESTMENTS (continued)

DIVERSIFIED MUNICIPAL PORTFOLIO

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At September 30, 2022, the aggregate market value of these securities amounted to $207,628,668 or 3.8% of net assets.

(b)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2022.

(c)	When-Issued or delayed delivery security.

(d)	IO—Interest Only.

(e)

Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

As of September 30, 2022, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 4.8% and 0.0%, respectively.

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

BAM – Build American Mutual

CMBS – Commercial Mortgage-Backed Securities

COP – Certificate of Participation

CPI – Consumer Price Index

DOT – Department of Transportation

ETM – Escrowed to Maturity

LIBOR – London Interbank Offered Rate

MUNIPSA – SIFMA Municipal Swap Index

NATL – National Interstate Corporation

OSF – Order of St. Francis

SOFR – Secured Overnight Financing Rate

UPMC – University of Pittsburgh Medical Center

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

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PORTFOLIO OF INVESTMENTS

NEW YORK MUNICIPAL PORTFOLIO

September 30, 2022

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS – 94.9%
Long-Term Municipal Bonds – 89.7%
New York – 73.1%
Albany County Airport Authority Series 2020-B 5.00%, 12/15/2022	$785	$787,271
5.00%, 12/15/2023	1,050	1,066,770
5.00%, 12/15/2024	855	874,761
5.00%, 12/15/2025	855	880,705
5.00%, 12/15/2026	855	882,550
Battery Park City Authority Series 2013-A 5.00%, 11/01/2022	4,345	4,351,541
Broome County Local Development Corp. (United Health Services Hospitals Obligated Group) AGM Series 2020 3.00%, 04/01/2035	2,220	1,771,093
3.00%, 04/01/2036	2,000	1,567,902
3.00%, 04/01/2037	1,500	1,157,203
4.00%, 04/01/2034	725	677,502
4.00%, 04/01/2038	1,400	1,263,374
4.00%, 04/01/2039	1,400	1,253,865
4.00%, 04/01/2040	1,500	1,332,585
5.00%, 04/01/2032	2,000	2,110,260
5.00%, 04/01/2033	1,000	1,048,515
Buffalo & Erie County Industrial Land Development Corp. (Catholic Health System Obligated Group) Series 2015 5.00%, 07/01/2023	1,000	990,556
Build NYC Resource Corp. (Grand Concourse Acadmey Charter School) Series 2022 5.00%, 07/01/2042	550	524,770
Build NYC Resource Corp. (Integration Charter Schools) Series 2021 5.00%, 06/01/2036(a)	1,050	997,061
5.00%, 06/01/2041(a)	800	742,189
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.00%, 11/01/2023	1,585	1,584,282
5.00%, 11/01/2025	1,750	1,740,099
5.25%, 11/01/2029	1,900	1,888,846

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Build NYC Resource Corp. (NEW World Preparatory Charter School) Series 2021 4.00%, 06/15/2041	$525	$422,095
City of New York NY Series 2017-1 5.00%, 08/01/2025	1,365	1,428,521
Series 2017-C 5.00%, 08/01/2023	1,075	1,091,063
5.00%, 08/01/2024	1,260	1,300,053
Series 2018-A 5.00%, 08/01/2026	7,690	8,156,346
Series 2018-D 5.00%, 12/01/2038	9,665	10,018,308
Series 2019-B 5.00%, 10/01/2032	4,205	4,521,704
Series 2019-H 5.00%, 01/01/2032	5,615	6,010,892
Series 2020-C 5.00%, 08/01/2034	5,000	5,347,817
5.00%, 08/01/2035	3,750	3,989,369
5.00%, 08/01/2038	4,960	5,213,038
Series 2021 1.396%, 08/01/2027	4,950	4,215,702
Series 2021-D 1.216%, 08/01/2026	6,000	5,268,848
1.623%, 08/01/2028	4,000	3,318,936
County of Albany NY Series 2020-C 5.00%, 11/01/2022	1,915	1,917,795
5.00%, 11/01/2023	1,515	1,544,422
County of Nassau NY Series 2014-A 5.00%, 04/01/2025 (Pre-refunded/ETM)	10,190	10,456,615
Series 2017-C 5.00%, 10/01/2026	8,920	9,417,455
5.00%, 10/01/2027	13,200	14,090,380
County of Suffolk NY Series 2022 5.00%, 09/01/2029	1,770	1,905,165
Dutchess County Local Development Corp. (Bard College) Series 2020-A 5.00%, 07/01/2040(a)	1,900	1,768,634
Series 2020-B 5.918%, 07/01/2039(a)	4,940	4,765,884

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Dutchess County Local Development Corp. (Health QuestSystems Obligated Group) Series 2016-B 5.00%, 07/01/2032	$4,945	$5,003,351
Hudson Yards Infrastructure Corp. Series 2017-A 5.00%, 02/15/2031	17,060	18,012,676
5.00%, 02/15/2032	5,590	5,880,195
Series 2021 4.00%, 02/15/2040	5,000	4,566,943
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2019 5.25%, 01/01/2024(b)(c)	1,250	250,000
Long Island Power Authority Series 2019-B 1.65%, 09/01/2049	9,535	9,113,058
Metropolitan Transportation Authority Series 2016-D 5.00%, 11/15/2027	1,210	1,243,285
Series 2017-B 5.00%, 11/15/2027	5,000	5,177,132
5.00%, 11/15/2028	4,020	4,168,250
Series 2017-C 5.00%, 11/15/2027	9,140	9,463,796
5.00%, 11/15/2028	7,400	7,619,424
5.00%, 11/15/2029	1,705	1,754,095
5.00%, 11/15/2031	39,900	40,558,609
Series 2019-F 5.00%, 11/15/2022	3,230	3,235,899
Series 2021 2.427% (SOFR + 0.43%), 11/01/2026(d)	2,085	2,002,421
AGM Series 2021 2.547% (SOFR + 0.55%), 11/01/2032(d)	3,000	2,928,279
2.797% (SOFR + 0.80%), 11/01/2032(d)	3,715	3,512,722
Metropolitan Transportation Authority (Metropolitan Transportation Authority Dedicated Tax Fund) Series 2012-A 5.00%, 11/15/2024	14,130	14,158,112
Series 2017-A 5.00%, 11/15/2031	2,060	2,190,198
Series 2022-A 4.00%, 11/15/2038	11,605	10,885,279

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Monroe County Industrial Development Corp./NY (Rochester Regional Health Obligated Group) Series 2020 5.00%, 12/01/2024	$510	$518,951
5.00%, 12/01/2028	1,210	1,262,178
Monroe County Industrial Development Corp./NY (St. Ann’s of Greater Rochester Obligated Group) Series 2019 4.00%, 01/01/2030	2,645	2,310,810
Monroe County Industrial Development Corp/NY (Academy of Health Sciences Charter School) Series 2022 5.00%, 07/01/2032(a)	250	240,831
5.625%, 07/01/2042(a)	2,000	1,888,325
Nassau County Local Economic Assistance Corp. (Catholic Health Services of Long Island Obligated Group) Series 2014 5.00%, 07/01/2024	4,550	4,638,767
New York City Housing Development Corp. Series 2013-A 5.00%, 07/01/2025 (Pre-refunded/ETM)	2,000	2,027,183
New York City Municipal Water Finance Authority Series 2014-D 5.00%, 06/15/2029	3,000	3,082,538
Series 2015-F 5.00%, 06/15/2028	1,845	1,929,185
Series 2015-G 5.00%, 06/15/2028	11,465	11,988,131
Series 2017 5.00%, 06/15/2038	3,725	3,870,475
Series 2017-E 5.00%, 06/15/2037	1,795	1,867,926
Series 2018-AA 5.00%, 06/15/2024	8,280	8,536,877
Series 2019-D 5.00%, 06/15/2024	1,005	1,008,638

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2019-F 5.00%, 06/15/2040	$6,190	$6,444,161
Series 2021-B 4.00%, 06/15/2039	2,000	1,893,513
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2018-S 5.00%, 07/15/2031	2,025	2,188,804
5.00%, 07/15/2032	16,040	17,199,143
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2012-B 5.00%, 11/01/2023	2,100	2,102,952
5.00%, 11/01/2024	8,705	8,717,238
Series 2012-D 5.00%, 11/01/2023	11,025	11,040,499
Series 2014-A 5.00%, 08/01/2027	1,655	1,699,309
5.00%, 08/01/2029	5,000	5,128,511
Series 2014-C 5.00%, 11/01/2026	6,345	6,496,061
Series 2014-D1 5.00%, 02/01/2028	7,110	7,248,021
5.00%, 02/01/2029	2,425	2,471,127
Series 2015-C 5.00%, 11/01/2026	20,000	20,788,986
Series 2016-B 5.00%, 08/01/2031	2,200	2,306,777
Series 2017-F 5.00%, 05/01/2032	1,220	1,279,801
Series 2020 4.00%, 05/01/2037	3,065	2,930,748
5.00%, 11/01/2027	2,580	2,776,389
Series 2021-A 5.00%, 11/01/2023	6,770	6,905,083
Series 2022 4.00%, 02/01/2040	2,220	2,075,353
4.00%, 02/01/2041	14,250	13,240,603
Series 2022-F 4.00%, 02/01/2038	1,000	946,441
New York Liberty Development Corp. (One Bryant Park LLC) Series 2019 2.45%, 09/15/2069	20,000	17,727,082

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

2.625%, 09/15/2069	$22,240	$18,321,474
2.80%, 09/15/2069	6,470	5,308,838
New York Liberty Development Corp. (Port Authority of New York & New Jersey) Series 2021-1 3.00%, 02/15/2042	20,000	14,882,818
New York State Dormitory Authority Series 2014 5.00%, 02/15/2029 (Pre-refunded/ETM)	40	40,933
Series 2015-E 5.00%, 03/15/2023 (Pre-refunded/ETM)	4,380	4,419,112
Series 2017 5.00%, 02/15/2025 (Pre-refunded/ETM)	2,775	2,886,985
Series 2020-A 5.00%, 03/15/2024 (Pre-refunded/ETM)	6,475	6,649,817
New York State Dormitory Authority AGM Series 2020 5.00%, 10/01/2026 (Pre-refunded/ETM)	5	5,327
5.00%, 10/01/2029 (Pre-refunded/ETM)	5	5,452
Series 2021 1.187%, 03/15/2026 (Pre-refunded/ETM)	5,500	4,908,003
New York State Dormitory Authority (Garnet Health Medical Center Obligated Group) Series 2017 5.00%, 12/01/2023(a)	1,400	1,410,739
5.00%, 12/01/2024(a)	1,700	1,723,171
5.00%, 12/01/2026(a)	1,500	1,530,156
New York State Dormitory Authority (Icahn School of Medicine at Mount Sinai) Series 2015-A 5.00%, 07/01/2026	3,745	3,866,006
New York State Dormitory Authority (Iona College) Series 2022-2 5.00%, 07/01/2024	555	564,140
5.00%, 07/01/2026	620	638,123
5.00%, 07/01/2027	325	335,892
5.00%, 07/01/2029	500	519,276
5.00%, 07/01/2030	300	311,189
5.00%, 07/01/2031	320	330,481
5.00%, 07/01/2032	280	287,573
New York State Dormitory Authority (New York State Dormitory Authority Lease) AGM Series 2020 5.00%, 10/01/2026	3,045	3,227,630
5.00%, 10/01/2029	2,130	2,311,401

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York State Dormitory Authority (New York State Sales Tax) Series 2015-A 5.00%, 03/15/2023	$2,215	$2,234,294
New York State Dormitory Authority (New York University) Series 2015-A 5.00%, 07/01/2023	2,040	2,068,877
Series 2019-A 5.00%, 07/01/2032	2,975	3,233,202
New York State Dormitory Authority (Northwell Health Obligated Group) Series 2022 4.00%, 05/01/2039	2,500	2,263,763
4.00%, 05/01/2040	6,000	5,389,989
New York State Dormitory Authority (Rochester Institute of Technology) Series 2020-A 5.00%, 07/01/2023	1,000	1,012,313
5.00%, 07/01/2026	1,000	1,056,560
New York State Dormitory Authority (St. John’s University/NY) Series 2015-A 5.00%, 07/01/2024	1,130	1,155,303
Series 2021-A 4.00%, 07/01/2031	1,400	1,375,506
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2014 5.00%, 02/15/2029	11,385	11,618,323
Series 2014-A 5.00%, 02/15/2028	2,400	2,450,473
Series 2014-C 5.00%, 03/15/2028	12,485	12,763,060
5.00%, 03/15/2029	2,010	2,053,623
Series 2015-B 5.00%, 02/15/2023	1,160	1,168,271
Series 2020-D 5.00%, 02/15/2034	9,425	10,050,809
Series 2021-A 5.00%, 03/15/2036	3,775	4,014,079
Series 2022-A 4.00%, 03/15/2042	10,000	9,150,500
AMBAC INS Series 2005-B 5.50%, 03/15/2023	5,000	5,054,567

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York State Dormitory Authority (Wagner College) Series 2022 5.00%, 07/01/2037	$1,000	$969,461
5.00%, 07/01/2039	1,500	1,439,890
5.00%, 07/01/2042	1,630	1,541,958
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority) Series 2019-B 5.00%, 06/15/2027	445	480,043
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2014-J 5.00%, 01/01/2026	18,900	19,224,014
5.00%, 01/01/2027	15,000	15,248,006
Series 2014-K 5.00%, 01/01/2026	1,310	1,351,074
5.00%, 01/01/2028	3,035	3,120,253
Series 2019-M 2.90%, 01/01/2035	8,775	7,177,256
New York State Thruway Authority (State of New York Pers Income Tax) Series 2022-A 5.00%, 03/15/2039	7,250	7,660,079
New York State Urban Development Corp. 5.00%, 09/15/2029	6,800	7,437,112
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2016-A 5.00%, 03/15/2028	5,010	5,256,680
Series 2020-A 4.00%, 03/15/2038	4,350	4,042,318
Series 2020-E 4.00%, 03/15/2043	4,650	4,195,579
New York State Urban Development Corp. (State of New York Sales Tax Revenue) Series 2021-A 5.00%, 03/15/2036	4,000	4,265,775
New York Transportation Development Corp. (American Airlines, Inc.) Series 2016 5.00%, 08/01/2026	1,395	1,395,000
5.00%, 08/01/2031	2,985	2,986,357

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2021 2.25%, 08/01/2026	$1,625	$1,497,990
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 5.00%, 01/01/2027	2,165	2,174,088
5.00%, 01/01/2030	24,445	24,265,605
5.00%, 01/01/2032	2,355	2,307,601
5.00%, 01/01/2036	2,000	1,913,720
New York Transportation Development Corp. (Empire State Thruway Partners LLC) Series 2021 4.00%, 10/31/2034	500	442,618
4.00%, 10/31/2041	2,075	1,709,049
New York Transportation Development Corp. (JFK International Air Terminal LLC) Series 2020 5.00%, 12/01/2027	2,210	2,257,525
5.00%, 12/01/2030	1,010	1,029,622
5.00%, 12/01/2031	400	404,570
5.00%, 12/01/2032	1,035	1,043,516
5.00%, 12/01/2036	1,050	1,022,606
Series 2022 4.00%, 12/01/2042	1,000	809,181
5.00%, 12/01/2031	2,005	2,030,164
5.00%, 12/01/2040	5,400	5,189,611
5.00%, 12/01/2041	3,670	3,514,971
New York Transportation Development Corp. (Laguardia Gateway Partners LLC) Series 2016-A 5.25%, 01/01/2050	2,535	2,457,518
New York Transportation Development Corp. (Terminal One Group Association LP) Series 2015 5.00%, 01/01/2023	965	967,155
Niagara Area Development Corp. (Covanta Holding Corp.) Series 2018-A 4.75%, 11/01/2042(a)	1,000	871,013
Series 2018-B 3.50%, 11/01/2024(a)	3,400	3,314,249
Niagara Falls City School District Series 2016 5.00%, 06/15/2024	4,055	4,144,319
5.00%, 06/15/2025	3,660	3,781,979

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Onondaga Civic Development Corp. (Le Moyne College) Series 2022 4.00%, 07/01/2034	$300	$270,059
4.00%, 07/01/2036	350	309,048
4.00%, 07/01/2039	450	385,347
Port Authority of New York & New Jersey Series 2013-178 5.00%, 12/01/2023	10,480	10,643,441
Series 2014 5.00%, 09/01/2023	5,080	5,143,048
5.00%, 09/01/2027	7,500	7,626,095
Series 2014-1 5.00%, 10/15/2023	3,455	3,503,296
Series 2014-186 5.00%, 10/15/2022	5,000	5,002,889
Series 2015 5.00%, 10/15/2022	2,135	2,136,233
5.00%, 10/15/2023	5,850	5,931,775
5.00%, 10/15/2026	8,405	8,653,610
Series 2017 5.00%, 10/15/2028	6,925	7,166,982
Series 2018-2 5.00%, 09/15/2025	3,040	3,137,078
5.00%, 09/15/2027	9,340	9,744,940
Series 2019 5.00%, 11/01/2035	3,135	3,195,441
5.00%, 11/01/2036	5,365	5,454,198
Series 2020-2 5.00%, 07/15/2033	3,000	3,112,043
5.00%, 07/15/2034	13,030	13,423,179
5.00%, 07/15/2035	2,260	2,308,274
Series 2021-2 5.00%, 10/15/2022	3,000	3,001,733
5.00%, 10/15/2023	2,750	2,788,441
Sales Tax Asset Receivable Corp. Series 2014-A 5.00%, 10/15/2025 (Pre-refunded/ETM)	6,075	6,287,542
5.00%, 10/15/2026 (Pre-refunded/ETM)	7,065	7,312,179
Suffolk County Economic Development Corp. (Peconic Landing at Southold, Inc.) Series 2020 5.00%, 12/01/2029	500	512,196
5.00%, 12/01/2034	1,000	1,010,724

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Suffolk Tobacco Asset Securitization Corp. Series 2021 0.45%, 06/01/2031	$410	$406,337
4.00%, 06/01/2035	2,300	2,109,787
4.00%, 06/01/2036	2,425	2,204,313
4.00%, 06/01/2037	1,170	1,051,708
4.00%, 06/01/2050	2,500	2,117,501
5.00%, 06/01/2034	2,275	2,326,030
Town of Oyster Bay NY Series 2018 5.00%, 02/15/2023	2,185	2,198,428
Triborough Bridge & Tunnel Authority Series 2012-B 5.00%, 11/15/2023	18,000	18,037,850
Series 2013-A 5.00%, 11/15/2028	5,000	5,050,653
Series 2013-B 5.00%, 11/15/2022	7,525	7,542,189
Series 2021-A
5.00%, 11/01/2025	2,505	2,622,888
Series 2021-B 2.377% (SOFR + 0.38%), 01/01/2032(d)	5,095	5,053,835
Triborough Bridge & Tunnel Authority (Metropolitan Transportation Authority Payroll Mobility Tax Revenue) Series 2021 5.00%, 05/15/2050	15,035	15,713,495
Series 2021-A 2.00%, 05/15/2045	9,185	8,926,473
2.511%, 05/15/2035	10,000	7,620,617
Series 2021-C 5.00%, 05/15/2039	5,000	5,247,924
Series 2022 5.00%, 05/15/2030	2,500	2,752,478
5.00%, 05/15/2032	5,000	5,554,311
5.00%, 05/15/2033	1,000	1,095,389
5.00%, 05/15/2034	1,590	1,727,046
5.00%, 05/15/2035	1,000	1,074,687
5.00%, 05/15/2036	1,000	1,070,978
5.00%, 05/15/2041	1,750	1,825,276
Series 2022-A 5.00%, 08/15/2024	20,000	20,670,594
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute) Series 2020 5.00%, 09/01/2031	2,570	2,706,559

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

5.00%, 09/01/2032	$3,460	$3,630,252
5.00%, 09/01/2033	2,365	2,467,717
Trust for Cultural Resources of The City of New York (The) (Lincoln Center for the Performing Arts, Inc.) Series 2016-A 5.00%, 12/01/2026	7,175	7,626,851
Series 2020 5.00%, 12/01/2031	1,800	1,967,655
5.00%, 12/01/2032	2,000	2,170,475
Trust for Cultural Resources of The City of New York (The) (Lincoln Center for the Performing Arts, Inc.) Series 2020 4.00%, 12/01/2033	1,140	1,090,433
TSASC, Inc./NY Series 2017-A 5.00%, 06/01/2023	1,000	1,011,315
Utility Debt Securitization Authority Series 2013-T 5.00%, 06/15/2026	2,800	2,853,632
Westchester County Local Development Corp. (Kendal on Hudson Obligated Group) Series 2022 5.00%, 01/01/2027(e)	520	531,856
5.00%, 01/01/2032(e)	520	525,389
5.00%, 01/01/2037(e)	530	523,647
5.00%, 01/01/2041(e)	720	697,841

		1,053,565,656

Alabama – 0.7%
Southeast Alabama Gas Supply District (The) (Goldman Sachs Group, Inc. (The)) Series 2018-A 4.00%, 04/01/2049	10,000	9,967,308

American Samoa – 0.1%
American Samoa Economic Development Authority (Territory of American Samoa) Series 2018 6.50%, 09/01/2028(a)	1,055	1,138,745

Colorado – 1.2%
City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/2032	2,425	2,307,889

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Colorado Health Facilities Authority (CommonSpirit Health) Series 2019-A 5.00%, 08/01/2031	$5,265	$5,403,330
5.00%, 08/01/2033	6,030	6,092,389
5.00%, 08/01/2034	4,000	4,016,528
Vauxmont Metropolitan District AGM Series 2020 5.00%, 12/01/2050	160	166,565

		17,986,701

Connecticut – 1.7%
State of Connecticut Series 2018-B 5.00%, 04/15/2025	14,565	15,155,688
Series 2018-C 5.00%, 06/15/2027	4,690	5,017,050
Series 2018-F 5.00%, 09/15/2027	4,025	4,318,893

		24,491,631

Florida – 0.1%
County of Osceola FL Transportation Revenue Series 2020-A Zero Coupon, 10/01/2030	100	66,646
Zero Coupon, 10/01/2032	100	59,304
Zero Coupon, 10/01/2033	100	55,768
Zero Coupon, 10/01/2034	110	57,729
Volusia County School Board (Volusia County School Board COP) Series 2014-B 5.00%, 08/01/2026	1,000	1,026,773

		1,266,220

Georgia – 0.2%
Municipal Electric Authority of Georgia Series 2019 5.00%, 01/01/2031	905	945,983
5.00%, 01/01/2032	565	585,693
5.00%, 01/01/2035	1,185	1,187,658

		2,719,334

Guam – 1.8%
Antonio B Won Pat International Airport Authority Series 2021-A 3.099%, 10/01/2028	665	575,293

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

3.189%, 10/01/2029	$550	$465,824
3.339%, 10/01/2030	450	376,532
Series 2023 5.125%, 10/01/2034(e)	250	228,269
5.25%, 10/01/2031(e)	1,025	981,342
5.25%, 10/01/2035(e)	265	242,171
5.375%, 10/01/2033(e)	525	495,006
Guam Government Waterworks Authority Series 2017 5.00%, 07/01/2028	1,250	1,291,279
5.00%, 07/01/2030	1,000	1,030,334
5.00%, 07/01/2031	2,000	2,054,951
Guam Power Authority Series 2017-A 5.00%, 10/01/2025	2,980	3,062,933
5.00%, 10/01/2026	1,225	1,266,533
5.00%, 10/01/2027	1,230	1,277,552
Series 2022-A 5.00%, 10/01/2023	1,250	1,263,809
Territory of Guam Series 2019 5.00%, 11/15/2031	270	254,939
Territory of Guam (Guam Section 30 Income Tax) Series 2016-A 5.00%, 12/01/2029	620	619,049
5.00%, 12/01/2030	1,000	992,701
5.00%, 12/01/2032	925	905,087
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2015-D 5.00%, 11/15/2023	1,865	1,872,163
5.00%, 11/15/2025	1,555	1,560,439
5.00%, 11/15/2031	3,730	3,672,040
Series 2021-F 5.00%, 01/01/2030	1,000	996,984

		25,485,230

Illinois – 2.9%
Chicago Board of Education Series 2017-C 5.00%, 12/01/2023	8,160	8,247,829
Illinois Finance Authority (Illinois Institute of Technology) Series 2019 5.00%, 09/01/2023	130	130,883

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

5.00%, 09/01/2026	$150	$152,980
5.00%, 09/01/2027	145	148,068
5.00%, 09/01/2029	225	230,332
5.00%, 09/01/2032	365	366,889
5.00%, 09/01/2033	200	199,914
5.00%, 09/01/2034	225	222,181
Metropolitan Pier & Exposition Authority Series 2017-B 5.00%, 12/15/2028	2,000	2,038,769
State of Illinois Series 2012 5.00%, 08/01/2023	3,370	3,403,635
Series 2013 5.50%, 07/01/2025	7,435	7,512,669
Series 2017-A 5.00%, 12/01/2024	2,105	2,140,138
Series 2017-D 5.00%, 11/01/2023	7,505	7,593,942
5.00%, 11/01/2024	5,580	5,672,190
Series 2018-A 5.00%, 10/01/2024	2,910	2,957,495
Series 2018-B 5.00%, 05/01/2024	1,405	1,426,057

		42,443,971

Kentucky – 0.3%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) Series 2019 5.00%, 02/01/2026	350	359,138
5.00%, 02/01/2027	375	387,245
5.00%, 02/01/2030	210	219,097
5.00%, 02/01/2031	275	281,048
Kentucky Economic Development Finance Authority (CommonSpirit Health) Series 2019-A 5.00%, 08/01/2033	1,000	1,010,347
5.00%, 08/01/2034	1,635	1,641,756
5.00%, 08/01/2035	555	556,248

		4,454,879

Louisiana – 0.1%
Parish of St. James LA (NuStar Logistics LP) Series 2020 5.85%, 08/01/2041(a)	240	246,201

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

6.10%, 06/01/2038(a)	$345	$367,069
6.10%, 12/01/2040(a)	460	489,425

		1,102,695

Michigan – 1.1%
City of Detroit MI Series 2018 5.00%, 04/01/2029	250	256,136
5.00%, 04/01/2032	1,005	1,017,180
Michigan Strategic Fund (Michigan Strategic Fund – I 75 Improvement Project) Series 2018 5.00%, 12/31/2029	8,600	8,627,254
5.00%, 12/31/2030	4,000	3,987,565
5.00%, 06/30/2032	1,690	1,660,414

		15,548,549

Missouri – 0.0%
Howard Bend Levee District XLCA INS Series 2005 5.75%, 03/01/2025	120	121,462
5.75%, 03/01/2027	275	278,764

		400,226

Nevada – 0.1%
City of Sparks NV (City of Sparks NV Sales Tax) Series 2019-A 2.50%, 06/15/2024(a)	385	370,299
2.75%, 06/15/2028(a)	715	626,641

		996,940

New Jersey – 2.7%
New Jersey Economic Development Authority Series 2013 5.00%, 03/01/2028 (Pre-refunded/ETM)	1,445	1,455,876
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2016 5.00%, 06/15/2024	5,030	5,136,631
5.00%, 06/15/2027	5,000	5,227,557
Series 2018-A 5.00%, 06/15/2028	11,680	12,165,838

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2018-A 5.00%, 12/15/2030	$3,360	$3,484,269
Series 2019-B 5.00%, 06/15/2030	1,500	1,557,939
5.00%, 06/15/2034	2,360	2,387,431
Series 2019-BB1 5.00%, 06/15/2034	2,900	2,933,707
AMBAC INS Series 2005-B 5.25%, 12/15/2023	4,700	4,801,465

		39,150,713

Pennsylvania – 0.3%
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 07/01/2023	1,690	1,701,771
5.00%, 07/01/2024	2,085	2,117,581

		3,819,352

Puerto Rico – 1.1%
Commonwealth of Puerto Rico Series 2021-A Zero Coupon, 07/01/2024	959	881,214
Zero Coupon, 07/01/2033	2,420	1,333,889
4.00%, 07/01/2033	675	593,596
5.25%, 07/01/2023	465	467,068
5.375%, 07/01/2025	870	878,412
5.625%, 07/01/2027	3,150	3,215,413
5.625%, 07/01/2029	1,070	1,094,389
5.75%, 07/01/2031	285	290,558
Puerto Rico Electric Power Authority AGM Series 2007-V 5.25%, 07/01/2031	1,390	1,376,800
Puerto Rico Highway & Transportation Authority AGC Series 2007-N 5.25%, 07/01/2034	1,580	1,546,687
5.25%, 07/01/2036	1,515	1,479,745
AGM Series 2007-C 5.50%, 07/01/2031	1,000	1,007,774

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018-A Zero Coupon, 07/01/2024	$1,406	$1,299,031

		15,464,576

South Carolina – 0.3%
South Carolina Public Service Authority Series 2021-B 4.00%, 12/01/2038	2,125	1,873,992
5.00%, 12/01/2040	2,500	2,488,883

		4,362,875

Tennessee – 0.6%
Chattanooga Health Educational & Housing Facility Board (CommonSpirit Health) Series 2019-A 5.00%, 08/01/2031	1,500	1,539,410
5.00%, 08/01/2033	1,000	1,010,347
5.00%, 08/01/2034	1,000	1,004,132
Tennergy Corp./TN (Royal Bank of Canada) Series 2019-A 5.00%, 02/01/2050	4,735	4,835,106

		8,388,995

Texas – 0.4%
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2018 5.00%, 07/15/2028	1,750	1,748,998
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/2031(a)	4,540	4,469,494

		6,218,492

Washington – 0.6%
Washington Health Care Facilities Authority (CommonSpirit Health) Series 2019-A 5.00%, 08/01/2032	2,165	2,201,734
5.00%, 08/01/2033	2,595	2,621,849
5.00%, 08/01/2034	2,520	2,530,413
Washington State Housing Finance Commission Series 2021-1, Class A 3.50%, 12/20/2035	981	832,419

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Washington State Housing Finance Commission Series 2021-1, Class X 0.726%, 12/20/2035(f)	$981	$49,927

		8,236,342

Wisconsin – 0.3%
UMA Education, Inc. Series 2019 5.00%, 10/01/2022(a)	240	240,000
5.00%, 10/01/2023(a)	260	260,173
5.00%, 10/01/2025(a)	995	991,449
5.00%, 10/01/2026(a)	1,050	1,042,885
5.00%, 10/01/2027(a)	1,090	1,077,693
5.00%, 10/01/2028(a)	900	884,480
5.00%, 10/01/2029(a)	275	269,168

		4,765,848

Total Long-Term Municipal Bonds (cost $1,393,722,616)		1,291,975,278

Short-Term Municipal Notes – 5.2%
New York – 5.0%
Build NYC Resource Corp. (Asia Society (The)) Series 2015 2.56%, 04/01/2045(g)	1,745	1,745,000
City of New York NY Series 2008-L 2.78%, 04/01/2038(g)	530	530,000
Series 2009-B 2.60%, 09/01/2027(g)	5,850	5,850,000
Series 2016 2.60%, 08/01/2044(g)	8,995	8,995,000
Dutchess County Industrial Development Agency (Marist College) Series 2008 2.56%, 07/01/2038(g)	1,230	1,230,000
New York City Health and Hospitals Corp. Series 2008-B 2.31%, 02/15/2031(g)	10,000	10,000,000
Series 2008-E 2.61%, 02/15/2026(g)	2,520	2,520,000

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

New York City Health and Hospitals Corp. (HHC Capital Corp.) Series 2008-C 2.62%, 02/15/2031(g)	$2,000	$2,000,000
New York City Housing Development Corp. Series 2008 2.43%, 04/15/2035(g)	4,100	4,100,000
New York City Housing Development Corp. (201 Pearl LLC) Series 2006-A 2.20%, 10/15/2041(g)	8,800	8,800,000
New York City Housing Development Corp. (Queenswood Apartments LP) Series 2001-A 2.43%, 04/01/2031(g)	1,300	1,300,000
New York State Dormitory Authority (Royal Charter Properties-East, Inc.) Series 2008 2.43%, 11/15/2036(g)	2,290	2,290,000
New York State Housing Finance Agency Series 2006 2.20%, 11/15/2036(g)	6,400	6,400,000
New York State Housing Finance Agency (8 East 102nd Street LLC) Series 2012 2.63%, 05/01/2044(g)	3,140	3,140,000
New York State Housing Finance Agency (Liberty Street Realty LLC) Series 2005 2.43%, 05/01/2035(g)	2,100	2,100,000
Triborough Bridge & Tunnel Authority Series 2018-C 2.74%, 01/01/2032(g)	7,570	7,570,000
Trust for Cultural Resources of The City of New York (The) (New York Botanical Garden (The)) Series 2009 2.53%, 07/01/2032(g)	2,695	2,695,000

		71,265,000

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Ohio – 0.2%
State of Ohio Series 2004 2.32%, 02/01/2023(g)	$3,020	$3,020,000

Total Short-Term Municipal Notes (cost $74,285,000)		74,285,000

Total Municipal Obligations (cost $1,468,007,616)		1,366,260,278

GOVERNMENTS - TREASURIES – 0.1%
United States – 0.1%
U.S. Treasury Notes 2.625%, 02/15/2029(h) (cost $2,484,655)	2,377	2,190,554

CORPORATES - INVESTMENT GRADE – 0.1%
Industrial – 0.1%
Consumer Cyclical – Automotive – 0.1%
General Motors Financial Co., Inc. 3.443% (SOFR+ 1.30%), 04/07/2025(d) (cost $2,000,000)	2,000	1,957,540

COLLATERALIZED MORTGAGE OBLIGATIONS – 0.1%
Risk Share Floating Rate – 0.1%
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 7.334% (LIBOR 1 Month + 4.25%), 11/25/2023(d)	132	133,593
Series 2014-DN3, Class M3 7.084% (LIBOR 1 Month + 4.00%), 08/25/2024(d)	100	100,674
Series 2019-DNA3, Class M2 5.134% (LIBOR 1 Month + 2.05%), 07/25/2049(a)(d)	106	104,187
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 2M2 5.984% (LIBOR 1 Month + 2.90%), 07/25/2024(d)	97	97,694
Series 2015-C02, Class 1M2 7.084% (LIBOR 1 Month + 4.00%), 05/25/2025(d)	99	100,845

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

	Principal Amount (000)	U.S. $ Value

Series 2016-C01, Class 1M2 9.834% (LIBOR 1 Month + 6.75%), 08/25/2028(d)	$243	$257,060
Series 2016-C02, Class 1M2 9.084% (LIBOR 1 Month + 6.00%), 09/25/2028(d)	56	58,245
Series 2016-C03, Class 1M2 8.384% (LIBOR 1 Month + 5.30%), 10/25/2028(d)	95	97,279

Total Collateralized Mortgage Obligations (cost $914,303)		949,577

Total Investments – 95.2% (cost $1,473,406,574)		1,371,357,949
Other assets less liabilities – 4.8%		69,086,141

Net Assets – 100.0%		$1,440,444,090

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	7,130	01/15/2025	2.565%	CPI#	Maturity	$614,637	$	– 0	–	$614,637
USD	4,070	01/15/2025	4.028%	CPI#	Maturity	111,791		– 0	–	111,791
USD	3,565	01/15/2025	2.585%	CPI#	Maturity	304,514		– 0	–	304,514
USD	3,565	01/15/2025	2.613%	CPI#	Maturity	300,656		– 0	–	300,656
USD	16,830	01/15/2026	CPI#	3.720%	Maturity	(458,587)		– 0	–	(458,587)
USD	10,700	01/15/2027	CPI#	3.466%	Maturity	(308,616)		(12,502)		(296,114)
USD	10,500	01/15/2027	CPI#	3.320%	Maturity	(395,266)		– 0	–	(395,266)
USD	8,430	01/15/2027	CPI#	3.323%	Maturity	(315,823)		– 0	–	(315,823)
USD	27,600	01/15/2028	1.230%	CPI#	Maturity	4,605,344		– 0	–	4,605,344
USD	23,260	01/15/2028	0.735%	CPI#	Maturity	4,692,450		– 0	–	4,692,450
USD	27,050	01/15/2029	CPI#	3.290%	Maturity	(541,871)		– 0	–	(541,871)
USD	10,810	01/15/2029	CPI#	3.735%	Maturity	173,642		– 0	–	173,642
USD	4,375	01/15/2030	1.572%	CPI#	Maturity	669,974		– 0	–	669,974
USD	4,375	01/15/2030	1.587%	CPI#	Maturity	664,149		– 0	–	664,149
USD	6,400	01/15/2031	2.782%	CPI#	Maturity	323,060		– 0	–	323,060
USD	5,830	01/15/2031	2.680%	CPI#	Maturity	350,875		– 0	–	350,875
USD	5,150	01/15/2031	2.989%	CPI#	Maturity	157,387		– 0	–	157,387
USD	5,600	01/15/2032	CPI#	3.064%	Maturity	(89,216)		– 0	–	(89,216)
USD	5,400	04/15/2032	CPI#	2.909%	Maturity	(152,829)		– 0	–	(152,829)

						$10,706,271		$(12,502)		$10,718,773

#	Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

136 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)

			Rate Type
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
USD	25,000	01/15/2027	1 Day SOFR	2.540%	Annual	$(1,126,042)	$	– 0	–	$(1,126,042)
USD	8,000	01/15/2031	1.323%	3 Month LIBOR	Semi-Annual/ Quarterly	1,445,179		– 0	–	1,445,179
USD	43,200	04/15/2032	2.569%	1 Day SOFR	Annual	3,094,409		– 0	–	3,094,409
USD	13,400	04/15/2032	1.280%	1 Day SOFR	Annual	2,421,464		– 0	–	2,421,464
USD	13,200	04/15/2032	2.632%	1 Day SOFR	Annual	875,030		– 0	–	875,030
USD	5,000	04/15/2032	3.082%	1 Day SOFR	Annual	159,438		– 0	–	159,438
USD	1,400	04/15/2032	3.069%	1 Day SOFR	Annual	46,099		– 0	–	46,099

						$6,915,577	$	– 0	–	$6,915,577

CREDIT DEFAULT SWAPS (see Note 3)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	121	$(27,206)	$(11,335)	$(15,871)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	402	(90,151)	(48,458)	(41,693)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	27	(5,956)	(3,105)	(2,851)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	67	(14,971)	(6,295)	(8,676)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	820	(183,844)	(95,200)	(88,644)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	826	(185,293)	(78,008)	(107,285)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,245	(279,146)	(114,501)	(164,645)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	155	(34,773)	(18,613)	(16,160)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1,079	(241,959)	(96,333)	(145,626)

						$(1,063,299)	$(471,848)	$(591,451)

*	Termination date

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PORTFOLIO OF INVESTMENTS (continued)

NEW YORK MUNICIPAL PORTFOLIO

INTEREST RATE SWAPS (see Note 3)

				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)			Unrealized Appreciation/ (Depreciation)
Citibank, NA	USD	16,980	10/09/2029	1.125%	SIFMA*	Quarterly	$1,951,207	$	– 0	–	$1,951,207

*	Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

(a)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At September 30, 2022, the aggregate market value of these securities amounted to $31,830,161 or 2.2% of net assets.

(b)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.

(c)

Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.02% of net assets as of September 30, 2022, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
Jefferson County Industrial Development Agency (ReEnergy Black River LLC) Series 2019
5.25%, 01/01/2024	11/13/2014	$1,250,438	$250,000	0.02%

(d)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2022.

(e)	When-Issued or delayed delivery security.

(f)	IO—Interest Only.

(g)

Variable Rate Demand Notes are instruments whose interest rates change on a specific date (such as coupon date or interest payment date) or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). This instrument is payable on demand and is secured by letters of credit or other credit support agreements from major banks.

(h)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.

As of September 30, 2022, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 2.9% and 0.0%, respectively.

Glossary:

AGC – Assured Guaranty Corporation

AGM – Assured Guaranty Municipal

AMBAC – Ambac Assurance Corporation

CDX-CMBX.NA – North American Commercial Mortgage-Backed Index

COP – Certificate of Participation

CPI – Consumer Price Index

ETM – Escrowed to Maturity

LIBOR – London Interbank Offered Rate

SOFR – Secured Overnight Financing Rate

XLCA – XL Capital Assurance Inc.

See notes to financial statements.

138 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

STATEMENT OF ASSETS AND LIABILITIES

September 30, 2022

	California Municipal Portfolio		Diversified Municipal Portfolio		New York Municipal Portfolio
Assets
Investments in securities, at value	$1,098,401,858		$5,500,554,886		$1,371,357,949
Cash	21,428,128		– 0	–	55,910,667
Cash collateral due from broker	3,839,305		17,553,664		3,796,659
Receivables:
Interest	13,680,757		66,958,506		16,494,865
Investment securities sold	3,845,896		4,725,069		6,715,020
Capital shares sold	633,301		6,999,863		2,287,083
Variation margin on centrally cleared swaps	12,721		41,820		1,073
Unrealized appreciation of interest rate swaps	1,424,335		6,568,374		1,951,207

Total assets	1,143,266,301		5,603,402,182		1,458,514,523

Liabilities
Due to custodian	– 0	–	803,205		– 0	–
Cash collateral due to broker	1,800,000		6,840,000		1,910,000
Payables:
Dividends to shareholders	715,487		3,379,781		587,646
Investment securities purchased	32,664,128		51,429,335		11,920,919
Capital shares redeemed	4,769,061		15,622,775		1,760,528
Management fee	390,249		1,652,632		496,607
Shareholder servicing fee	79,625		363,745		107,872
Distribution fee	14,980		66,306		24,772
Transfer Agent fee	10,860		59,896		12,303
Accrued expenses	163,671		449,685		186,487
Market value on credit default swaps(a)	761,453		3,183,456		1,063,299

Total liabilities	41,369,514		83,850,816		18,070,433

Net Assets	$1,101,896,787		$5,519,551,366		$1,440,444,090

Cost of investments	$1,174,374,436		$5,876,876,446		$1,473,406,574

Net Assets Consist of:
Capital stock, at par	$82,957		$412,911		$111,814
Additional paid-in capital	1,170,965,728		5,854,416,719		1,545,765,916
Accumulated loss	(69,151,898)		(335,278,264)		(105,433,640)

	$1,101,896,787		$5,519,551,366		$1,440,444,090

(a)	Net premiums received of $342,811, $1,412,638 and $471,848, respectively.

See notes to financial statements.

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STATEMENT OF ASSETS AND LIABILITIES (continued)

	California Municipal Portfolio	Diversified Municipal Portfolio	New York Municipal Portfolio
CALCULATION OF MAXIMUM OFFERING PRICE
Municipal Class Shares
Net Assets	$938,637,948	$4,296,195,793	$1,277,131,941
Shares of capital stock outstanding	70,665,993	321,405,994	99,131,980

Net asset value, offering and redemption price per share	$13.28	$13.37	$12.88

Class A Shares
Net Assets	$57,140,867	$261,935,519	$96,285,930
Shares of capital stock outstanding	4,301,574	19,581,758	7,476,338

Net asset value and redemption price per share	$13.28	$13.38	$12.88
Sales charge—3.00% of public offering price	0.41	0.41	0.40

Maximum offering price	$13.69	$13.79	$13.28

Class C Shares
Net Assets	$3,651,515	$13,575,819	$5,514,666
Shares of capital stock outstanding	274,928	1,015,258	428,190

Net asset value and offering price per share	$13.28	$13.37	$12.88

Advisor Class Shares
Net Assets	$102,466,457	$477,015,038	$61,511,553
Shares of capital stock outstanding	7,714,162	35,710,448	4,777,232

Net asset value and offering price per share	$13.28	$13.36	$12.88

Class Z Shares
Net Assets		$470,829,197
Shares of capital stock outstanding		35,197,259

Net asset value and offering price per share		$13.38

See notes to financial statements.

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STATEMENT OF OPERATIONS

For the Year Ended September 30, 2022

California Municipal Portfolio	Diversified Municipal Portfolio	New York Municipal Portfolio
Investment Income
Interest	$29,375,097	$153,222,611	$40,817,884

Total income	29,375,097	153,222,611	40,817,884

Expenses:
Management fee (see Note 2A)	5,266,658	21,822,225	6,778,018
Shareholder servicing fee (see Note 2B)	1,116,698	5,011,517	1,497,091
Custody and accounting fees	112,628	274,172	138,772
Transfer Agent fee – Non-Retail Class	27,534	126,292	38,728
Transfer Agent fee – Class A	19,429	99,032	39,017
Transfer Agent fee – Class C	1,340	5,217	2,850
Transfer Agent fee – Advisor Class	25,865	154,439	23,679
Transfer Agent fee – Class Z	– 0	–	103,633	– 0	–
Distribution fees – Class A	161,324	758,203	263,321
Distribution fees – Class C	43,755	157,720	73,928
Directors’ fees and expenses	54,505	270,245	72,046
Auditing and tax fees	47,825	209,676	60,062
Legal fees	44,068	212,112	58,027
Registration fees	27,581	191,043	50,872
Printing fees	54,806	33,709	38,705
Miscellaneous	48,160	202,709	59,680

Total expenses	7,052,176	29,631,944	9,194,796

Net investment income	22,322,921	123,590,667	31,623,088

Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) on:
Investment transactions	(4,524,663)	(23,119,188)	(6,766,299)
Swaps	2,501,824	9,952,392	598,566

Net realized loss on investment transactions	(2,022,839)	(13,166,796)	(6,167,733)

Net change in unrealized appreciation/depreciation of:
Investments	(124,960,252)	(663,346,572)	(171,846,996)
Swaps	8,220,541	37,941,871	10,986,550

Net change in unrealized appreciation/depreciation of investments	(116,739,711)	(625,404,701)	(160,860,446)

Net realized and unrealized loss on investment transactions	(118,762,550)	(638,571,497)	(167,028,179)

Net decrease in net assets resulting from operations	$(96,439,629)	$(514,980,830)	$(135,405,091)

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS

	California Municipal Portfolio
	Year Ended 9/30/22	Year Ended 9/30/21
Increase (Decrease) in Net Assets from Operations:
Net investment income	$22,322,921	$23,243,006
Net realized gain (loss) on investment transactions	(2,022,839)	10,017,390
Net change in unrealized appreciation/depreciation of investments	(116,739,711)	(3,211,963)

Net increase (decrease) in net assets resulting from operations	(96,439,629)	30,048,433

Distributions to Shareholders
Municipal Class	(18,916,809)	(20,551,446)
Class A	(971,204)	(1,218,820)
Class C	(32,897)	(42,371)
Advisor Class	(1,535,307)	(1,192,399)

Total distributions to shareholders	(21,456,217)	(23,005,036)

Capital-Share Transactions:
Net proceeds from sales of shares	307,949,541	351,799,964
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	15,729,268	17,652,625

Total proceeds from shares sold	323,678,809	369,452,589
Cost of shares redeemed	(496,377,732)	(376,795,028)

Net decrease in net assets from capital-share transactions	(172,698,923)	(7,342,439)

Net decrease in net assets	(290,594,769)	(299,042)
Net Assets:
Beginning of period	1,392,491,556	1,392,790,598

End of period	$1,101,896,787	$1,392,491,556

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS (continued)

	Diversified Municipal Portfolio
	Year Ended 9/30/22	Year Ended 9/30/21
Increase (Decrease) in Net Assets from Operations:
Net investment income	$123,590,667	$122,937,403
Net realized gain (loss) on investment transactions	(13,166,796)	25,532,577
Net change in unrealized appreciation/depreciation of investments	(625,404,701)	26,639,009

Net increase (decrease) in net assets resulting from operations	(514,980,830)	175,108,989

Distributions to Shareholders
Municipal Class	(95,675,758)	(98,560,802)
Class A	(5,215,911)	(5,318,015)
Class C	(153,564)	(267,652)
Advisor Class	(9,328,332)	(8,070,840)
Class Z	(10,024,841)	(9,473,236)

Total distributions to shareholders	(120,398,406)	(121,690,545)

Capital-Share Transactions:
Net proceeds from sales of shares	1,334,029,727	1,559,834,308
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	89,555,226	93,318,204

Total proceeds from shares sold	1,423,584,953	1,653,152,512
Cost of shares redeemed	(1,989,402,821)	(1,214,382,457)

Net increase (decrease) in net assets from capital-share transactions	(565,817,868)	438,770,055

Net increase (decrease) in net assets	(1,201,197,104)	492,188,499
Net Assets:
Beginning of period	6,720,748,470	6,228,559,971

End of period	$5,519,551,366	$6,720,748,470

See notes to financial statements.

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STATEMENT OF CHANGES IN NET ASSETS (continued)

	New York Municipal Portfolio
	Year Ended 9/30/22	Year Ended 9/30/21
Increase (Decrease) in Net Assets from Operations:
Net investment income	$31,623,088	$33,473,749
Net realized gain (loss) on investment transactions	(6,167,733)	3,330,397
Net change in unrealized appreciation/depreciation of investments	(160,860,446)	23,923,283

Net increase (decrease) in net assets resulting from operations	(135,405,091)	60,727,429

Distributions to Shareholders
Municipal Class	(28,049,433)	(29,883,364)
Class A	(1,772,845)	(1,927,269)
Class C	(67,861)	(137,544)
Advisor Class	(1,241,477)	(1,180,116)

Total distributions to shareholders	(31,131,616)	(33,128,293)

Capital-Share Transactions:
Net proceeds from sales of shares	205,642,206	305,015,834
Net proceeds from sales of shares issued to shareholders on reinvestment of dividends	23,893,460	25,604,257

Total proceeds from shares sold	229,535,666	330,620,091
Cost of shares redeemed	(422,401,671)	(346,489,408)

Net decrease in net assets from capital-share transactions	(192,866,005)	(15,869,317)

Net increase (decrease) in net assets	(359,402,712)	11,729,819
Net Assets:
Beginning of period	1,799,846,802	1,788,116,983

End of period	$1,440,444,090	$1,799,846,802

See notes to financial statements.

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NOTES TO FINANCIAL STATEMENTS

September 30, 2022

NOTE 1.

Organization and Significant Accounting Policies

The AB Intermediate Municipal Class A, Class C, Advisor Class and Class Z shares are (collectively, the “Intermediate Municipal Retail Classes”) shares of three Portfolios of the Sanford C. Bernstein Fund, Inc. (the “Fund”): California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio (collectively, “Intermediate Municipal Portfolios” or “Portfolios”). The Fund is registered under the Investment Company Act of 1940 as an open-end registered investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of 13 portfolios each with its own investment objective. Class B and Class T shares have been authorized but currently are not offered. Class Z shares for California Municipal Portfolio and New York Municipal Portfolio have been authorized but currently are not offered. Class A shares of the Portfolios are sold with a front-end sales charge of up to 3% for purchases up to $500,000. With respect to purchases of $500,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase, and 0% after the first year of purchase. Effective May 31, 2021, Class C shares automatically convert to Class A shares eight years after the end of the calendar month of purchase. Prior to May 31, 2021, Class C shares automatically converted to Class A shares 10 years after the end of the calendar month of purchase. These financial statements include only the Intermediate Municipal Portfolios. The financial highlights of the Municipal Class shares are presented in a separate financial report. All classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

A. Portfolio Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures

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NOTES TO FINANCIAL STATEMENTS (continued)

approved by and under the oversight of the Portfolios’ Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Portfolios’ valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Portfolios’ portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

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NOTES TO FINANCIAL STATEMENTS (continued)

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolios generally value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B. Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note 1.A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor

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NOTES TO FINANCIAL STATEMENTS (continued)

inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are: the value of collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of September 30, 2022:

California Municipal Portfolio
Investments in Securities:	Level 1			Level 2	Level 3		Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$986,498,644	$0	(a)	$986,498,644
Short-Term Municipal Notes		– 0	–	37,535,092	– 0	–	37,535,092
Commercial Mortgage-Backed Securities		– 0	–	11,255,740	– 0	–	11,255,740

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California Municipal Portfolio
Investments in Securities:	Level 1			Level 2	Level 3			Total
Governments –Treasuries	$	– 0	–	$2,161,986	$	– 0	–	$2,161,986
Corporates – Investment Grade		– 0	–	1,957,540		– 0	–	1,957,540
Collateralized Mortgage Obligations		– 0	–	565,234		– 0	–	565,234
Short-Term Investments		– 0	–	58,427,622		– 0	–	58,427,622

Total Investments in Securities		– 0	–	1,098,401,858		0	(a)	1,098,401,858
Other Financial Instruments(b):
Assets:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	9,922,661		– 0	–	9,922,661	(c)
Centrally Cleared Interest Rate Swaps		– 0	–	5,977,878		– 0	–	5,977,878	(c)
Interest Rate Swaps		– 0	–	1,424,335		– 0	–	1,424,335
Liabilities:
Centrally Cleared Credit Default Swaps		– 0	–	(328,585)		– 0	–	(328,585	)(c)
Centrally Cleared Inflation (CPI) Swaps		– 0	–	(1,746,727)		– 0	–	(1,746,727	)(c)
Credit Default Swaps		– 0	–	(761,453)		– 0	–	(761,453)

Total	$	– 0	–	$1,112,889,967		$0	(a)	$1,112,889,967

Diversified Municipal Portfolio
Investments in Securities:	Level 1			Level 2	Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$4,963,212,545	$	– 0	–	$4,963,212,545
Short-Term Municipal Notes		– 0	–	444,322,000		– 0	–	444,322,000
Corporates – Investment Grade		– 0	–	51,966,820		– 0	–	51,966,820
Commercial Mortgage-Backed Securities		– 0	–	20,755,734		– 0	–	20,755,734
Corporates – Non-Investment Grade		– 0	–	17,172,663		– 0	–	17,172,663
Collateralized Mortgage Obligations		– 0	–	3,125,124		– 0	–	3,125,124

Total Investments in Securities		– 0	–	5,500,554,886		– 0	–	5,500,554,886

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Diversified Municipal Portfolio
Investments in Securities:	Level 1			Level 2	Level 3			Total
Other Financial Instruments(b):
Assets:
Centrally Cleared Credit Default Swaps	$	– 0	–	$1,525,557	$	– 0	–	$1,525,557	(c)
Centrally Cleared Inflation (CPI) Swaps		– 0	–	45,693,030		– 0	–	45,693,030	(c)
Centrally Cleared Interest Rate Swaps		– 0	–	30,907,994		– 0	–	30,907,994	(c)
Interest Rate Swaps		– 0	–	6,568,374		– 0	–	6,568,374
Liabilities:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	(8,010,489)		– 0	–	(8,010,489	)(c)
Centrally Cleared Interest Rate Swaps		– 0	–	(2,297,125)		– 0	–	(2,297,125	)(c)
Credit Default Swaps		– 0	–	(3,183,456)		– 0	–	(3,183,456)

Total	$	– 0	–	$5,571,758,771	$	– 0	–	$5,571,758,771

New York Municipal Portfolio
Investments in Securities:	Level 1			Level 2	Level 3			Total
Assets:
Long-Term Municipal Bonds	$	– 0	–	$1,291,725,278		$250,000		$1,291,975,278
Short-Term Municipal Notes		– 0	–	74,285,000		– 0	–	74,285,000
Governments –Treasuries		– 0	–	2,190,554		– 0	–	2,190,554
Corporates – Investment Grade		– 0	–	1,957,540		– 0	–	1,957,540
Collateralized Mortgage Obligations		– 0	–	949,577		– 0	–	949,577

Total Investments in Securities		– 0	–	1,371,107,949		250,000		1,371,357,949
Other Financial Instruments(b):
Assets:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	12,968,479		– 0	–	12,968,479	(c)
Centrally Cleared Interest Rate Swaps		– 0	–	8,041,619		– 0	–	8,041,619	(c)
Interest Rate Swaps		– 0	–	1,951,207		– 0	–	1,951,207
Liabilities:
Centrally Cleared Inflation (CPI) Swaps		– 0	–	(2,262,208)		– 0	–	(2,262,208	)(c)

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New York Municipal Portfolio
Investments in Securities:	Level 1			Level 2	Level 3			Total
Centrally Cleared Interest Rate Swaps	$	– 0	–	$(1,126,042)	$	– 0	–	$(1,126,042	)(c)
Credit Default Swaps		– 0	–	(1,063,299)		– 0	–	(1,063,299)

Total	$	– 0	–	$1,389,617,705		$250,000		$1,389,867,705

(a)	The Portfolio held securities with zero market value at period end.

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

C. Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on management’s understanding of applicable local tax law.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2022, the Portfolios did not have any unrecognized tax benefits.

D. Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date or as soon as the Portfolios are informed of the dividend. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Portfolios amortize premiums and accrete discounts as

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adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

E. Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

F. Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in each Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

G. Distribution of Income and Gains

Net investment income of each Portfolio is declared and recorded as a dividend to shareholders daily and is payable to shareholders monthly. Distributions of net realized gains, less any available loss carryforwards, if any, will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

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Permanent differences have no effect on net assets. The effects of such permanent differences on each Portfolio, due to the utilization of earnings and profits distributed to shareholders on redemption of shares and distribution in excess of income which are reflected as adjustments to the components of net assets as of September 30, 2022, as shown below:

Portfolio	Increase (Decrease) to Additional Paid-in Capital	Increase (Decrease) to Distributable Earnings/ Accumulated Loss
California Municipal Portfolio	$(267,148)	$267,148
Diversified Municipal Portfolio	(979,682)	979,682
New York Municipal Portfolio	(711,060)	711,060

NOTE 2.

Investment Management and Transactions with Affiliated Persons

A. Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolios pay the Adviser an investment management fee, based on an annual rate, for such services as follows:

	Annual Percentage of Average Daily Net Assets of Each Portfolio
Portfolio	First $1 Billion	Next $2 Billion	Next $2 Billion	Thereafter
California Municipal and New York Municipal	0.425%	0.375%	0.325%	0.275%

	First $1 Billion	Next $2 Billion	Next $2 Billion	Next $2 Billion	Thereafter
Diversified Municipal	0.425%	0.375%	0.325%	0.275%	0.225%

B. Transfer Agency Agreement; Shareholder Servicing Fee

Under a Transfer Agency Agreement between the Fund, on behalf of the Intermediate Municipal Retail Classes, and AllianceBernstein Investor Services, Inc. (“ABIS”), the Intermediate Municipal Retail Classes compensate ABIS, a wholly-owned subsidiary of the Adviser, for providing personnel and facilities to perform transfer agency services. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. For the year ended

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September 30, 2022, the compensation retained by ABIS amounted to: California Municipal Portfolio, $18,043; Diversified Municipal Portfolio, $161,109; and New York Municipal Portfolio, $19,121.

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder services to individual shareholders of the Portfolios (except the Retail Classes). Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. This agreement applies only to the Municipal Class shares of the Portfolios. Under the agreement, the fee paid by each of the Municipal Class shares to the Adviser for services under this agreement is at an annual rate of 0.10% of the average daily net assets of each Portfolio attributable to the respective class during the month.

C. Distribution Arrangements—Municipal Class Shares

Under the Distribution Agreement between the Fund, on behalf of the Municipal Class shares of each Portfolio and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell Municipal Class shares of the Portfolios. This agreement does not apply to the Intermediate Municipal Retail Classes of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

D. Distribution Arrangements—Intermediate Municipal Retail Classes

The Intermediate Municipal Retail Class shares of the Portfolios have adopted a Distribution Services Agreement (the “Agreement”), including a distribution plan pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, each of the Retail Classes pays distribution services fees to AllianceBernstein Investments, Inc., (the “Retail Distributor”), a wholly owned subsidiary of the Adviser, at an annual rate of up to 0.30% of each Portfolio’s average daily net assets attributable to the Intermediate Municipal Class A shares and 1% of each Intermediate Municipal Portfolio’s average daily net assets attributable to Class C shares. Payments under the Agreement in respect of Class A shares are currently limited to an annual rate of 0.25% of Class A shares’ average daily net assets. The fees are accrued daily and paid monthly. The Agreement pro vides that the Retail Distributor will use such payments in their entirety for

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distribution assistance and promotional activities. Since commencement of the Portfolios’ operations, the Retail Distributor has incurred expenses in excess of the distribution costs reimbursed by each Portfolio as follows:

Portfolio	Class C
California Municipal	$1,333,599
Diversified Municipal	3,271,259
New York Municipal	2,418,480

There are no distribution and servicing fees on the Advisor Class and Class Z Shares.

While such costs may be recovered from each Portfolio in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Retail Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of each Portfolio’s shares.

E. Other Transactions with Affiliates

The Retail Distributor has advised the Fund that it has retained front-end sales charges from sales of Class A shares and received contingent deferred sales charges imposed upon redemptions by shareholders of Class A and Class C shares for the year ended September 30, 2022, as follows:

	Front-End Sales Charges		Contingent Deferred Sales Charges
Portfolio	Class A		Class A		Class C
California Municipal	$ – 0	–	$3,971		$5,757
Diversified Municipal	– 0	–	190,377		4,324
New York Municipal	– 0	–	– 0	–	177

NOTE 3.

Investment Security Transactions

A. Purchases and Sales

Purchases and sales of investment securities (excluding short-term investments) for the year ended September 30, 2022, were as follows:

Portfolio	Purchases Excluding U.S. Government Securities	Purchases of U.S. Government Securities			Sales Excluding U.S. Government Securities	Sales of U.S. Government Securities
California Municipal	$270,595,900	$	– 0	–	$421,806,844	$1,847,719
Diversified Municipal	865,718,235		7,799,858		1,038,004,187	10,120,192
New York Municipal	213,165,721		– 0	–	396,473,428	3,263,190

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The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

		Gross Unrealized		Net Unrealized Appreciation (Depreciation)
Portfolio	Cost	Appreciation	(Depreciation)
California Municipal	$1,174,379,850	$18,527,221	$(78,542,232)	$(60,015,011)
Diversified Municipal	5,876,832,465	90,604,078	(391,953,068)	(301,348,990)
New York Municipal	1,473,370,418	24,478,301	(106,269,821)	(81,791,520)

B. Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Swaps

Each Portfolio may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies and for other purposes discussed below. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolios in accordance with the terms of the respective swaps to provide value and recourse to the Portfolios or their counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolio, and/or the termination value at the end of the contract. Therefore, the Portfolio considers the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolio and the counterparty and by the posting of collateral by the counterparty to the Portfolio to cover the Portfolios’ exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolio accrues for the interim payments on swaps on a daily

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basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps, are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolios enter into a centrally cleared swap, each Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

Each Portfolio is subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolios

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hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolios may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolios may elect to pay a fixed rate and receive a floating rate, or, receive a fixed rate and pay a floating rate on a notional amount.

In addition, the Portfolios may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolios anticipate purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolios receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended September 30, 2022, the Portfolios held interest rate swaps for hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended September 30, 2022, the Portfolios held inflation (CPI) swaps for hedging purposes.

Credit Default Swaps:

Each Portfolio may enter into credit default swaps, including to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults by corporate and sovereign issuers held by the Portfolio, or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. The Portfolio may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolio receives/

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(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If the Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolio will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolio for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If the Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended September 30, 2022, the Portfolios held credit default swaps for hedging and non-hedging purposes.

A Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce

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its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, a Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of a Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

A Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of a Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, a Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the year ended September 30, 2022, the Portfolios had entered into the following derivatives:

California Municipal Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts				Receivable/Payable for variation margin on centrally cleared swaps	$10,722	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$15,909,344	*	Receivable/Payable for variation margin on centrally cleared swaps	1,737,145	*

Interest rate contracts	Unrealized appreciation on interest rate swaps	1,424,335

Credit contracts				Market value on credit default swaps	761,453

Total		$17,333,679			$2,509,320

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$1,131,168	$7,795,940

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	1,370,656	424,601

Total		$2,501,824	$8,220,541

Diversified Municipal Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts				Receivable/Payable for variation margin on centrally cleared swaps	$12,345	*
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$76,601,024	*	Receivable/Payable for variation margin on centrally cleared swaps	10,261,455	*
Interest rate contracts	Unrealized appreciation on interest rate swaps	6,568,374

Credit contracts				Market value on credit default swaps	3,183,456

Total		$83,169,398			$13,457,256

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$6,251,197	$36,125,444

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	3,701,195	1,816,427

Total		$9,952,392	$37,941,871

New York Municipal Portfolio
	Asset Derivatives			Liability Derivatives
Derivative Type	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	$21,010,098	*	Receivable/Payable for variation margin on centrally cleared swaps	$3,375,748	*

Interest rate contracts	Unrealized appreciation on interest rate swaps	1,951,207

Credit contracts				Market value on credit default swaps	1,063,299

Total		$22,961,305			$4,439,047

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

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Derivative Type	Location of Gain or (Loss) on Derivatives Within Statement of Operations	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation or (Depreciation)
Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	$163,615	$10,375,733

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	434,951	610,817

Total		$598,566	$10,986,550

California Municipal Portfolio
Interest Rate Swaps:
Average notional amount	$17,162,308
Centrally Cleared Interest Rate Swaps:
Average notional amount	$126,618,462
Centrally Cleared Inflation Swaps:
Average notional amount	$136,637,692
Credit Default Swaps:
Average notional amount of sale contracts	$4,358,378
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$22,824,911	(a)
Average notional amount of sale contracts	$8,300,000	(b)

(a)	Positions were open for nine months during the year.

(b)	Positions were open for one month during the year.

Diversified Municipal Portfolio
Interest Rate Swaps:
Average notional amount	$79,144,615
Centrally Cleared Interest Rate Swaps:
Average notional amount	$555,922,308
Centrally Cleared Inflation Swaps:
Average notional amount	$626,600,000
Credit Default Swaps:
Average notional amount of sale contracts	$18,221,337
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$48,082,380	(a)

(a)	Positions were open for ten months during the year.

New York Municipal Portfolio
Interest Rate Swaps:
Average notional amount	$23,510,769
Centrally Cleared Interest Rate Swaps:
Average notional amount	$180,478,462

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New York Municipal Portfolio
Centrally Cleared Inflation Swaps:
Average notional amount	$176,825,385
Credit Default Swaps:
Average notional amount of sale contracts	$6,086,065
Centrally Cleared Credit Default Swaps:
Average notional amount of buy contracts	$18,300,000	(a)

(a)	Positions were open for one month during the year.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

All OTC derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolios as of September 30, 2022. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

California Municipal Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*			Net Amount of Derivative Assets
Citibank, NA/Citigroup Global Markets, Inc.	$1,424,335	$(244,695)	$(1,179,640)	$	– 0	–	$	– 0	–

Total	$1,424,335	$(244,695)	$(1,179,640)	$	– 0	–		$0	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Citibank, NA/Citigroup Global Markets, Inc.	$244,695	$(244,695)		$	– 0	–	$	– 0	–	$	– 0	–
Credit Suisse International	343,539	– 0	–		(343,539)			– 0	–		– 0	–
Goldman Sachs International	173,219	– 0	–		– 0	–		(173,219)			– 0	–

Total	$761,453	$(244,695)			$(343,539)			$(173,219)			$0	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

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Diversified Municipal Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*			Net Amount of Derivative Assets
Citibank, NA/Citigroup Global Markets, Inc.	$6,568,374	$(351,267)	$(6,217,107)	$	– 0	–	$	– 0	–

Total	$6,568,374	$(351,267)	$(6,217,107)	$	– 0	–		$0	^

Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Citibank, NA/Citigroup Global Markets, Inc.	$351,267	$(351,267)		$	– 0	–	$	– 0	–	$	– 0	–
Credit Suisse International	2,003,605	– 0	–		(2,003,605)			– 0	–		– 0	–
Goldman Sachs International	828,584	– 0	–		(828,584)			– 0	–		– 0	–

Total	$3,183,456	$(351,267)			$(2,832,189)		$	– 0	–		$0	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

New York Municipal Portfolio
Counterparty	Derivative Assets Subject to a MA	Derivatives Available for Offset	Cash Collateral Received*	Security Collateral Received*			Net Amount of Derivative Assets
Citibank, NA/Citigroup Global Markets, Inc.	$1,951,207	$(117,357)	$(1,833,850)	$	– 0	–	$	– 0	–

Total	$1,951,207	$(117,357)	$(1,833,850)	$	– 0	–		$0	^

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Counterparty	Derivative Liabilities Subject to a MA	Derivatives Available for Offset		Cash Collateral Pledged*			Security Collateral Pledged*			Net Amount of Derivative Liabilities
Citibank, NA/Citigroup Global Markets, Inc.	$117,357	$(117,357)		$	– 0	–	$	– 0	–	$	– 0	–
Credit Suisse International	669,210	– 0	–		(669,210)			– 0	–		– 0	–
Goldman Sachs International	276,732	– 0	–		– 0	–		(276,732)			– 0	–

Total	$1,063,299	$(117,357)			$(669,210)			$(276,732)			$0	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

NOTE 4.

Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2022 and September 30, 2021 were as follows:

Portfolio	2022		2021
California Municipal
Distributions paid from:
Ordinary income	$577,641		$412,224
Long-term capital gains	– 0	–	– 0	–

Total taxable distributions paid	577,641		412,224
Tax exempt distributions	20,878,576		22,592,812

Total distributions paid	$21,456,217		$23,005,036

Diversified Municipal
Distributions paid from:
Ordinary income	$3,126,374		$3,286,540
Long-term capital gains	– 0	–	– 0	–

Total taxable distributions paid	3,126,374		3,286,540
Tax exempt distributions	117,272,032		118,404,005

Total distributions paid	$120,398,406		$121,690,545

New York Municipal
Distributions paid from:
Ordinary income	$938,188		$965,122
Long-term capital gains	– 0	–	– 0	–

Total taxable distributions paid	938,188		965,122
Tax exempt distributions	30,193,428		32,163,171

Total distributions paid	$31,131,616		$33,128,293

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As of September 30, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Portfolio	Undistributed Ordinary Income			Accumulated Capital and Other Losses	Unrealized Appreciation (Depreciation)(a)	Total Accumulated Earnings/ (Deficit)(b)
California Municipal	$	– 0	–	$(8,421,400)	$(60,015,011)	$(68,436,411)
Diversified Municipal		– 0	–	(30,424,611)	(301,473,873)	(331,898,484)
New York Municipal		– 0	–	(22,914,638)	(81,931,357)	(104,845,995)

(a)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps, the tax treatment of callable bonds, and the realization for tax purposes of gains/losses on certain derivative instruments.

(b)	The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to dividends payable to shareholders.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Funds are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses.

As of September 30, 2022, the following Portfolios had net capital loss carryforwards as follows:

Portfolio	Short-Term Amount	Long-Term Amount
California Municipal	$8,421,400	$	– 0	–
Diversified Municipal	30,424,611		– 0	–
New York Municipal	22,914,638		– 0	–

NOTE 5.

Risks Involved in Investing in the Portfolios

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Portfolios may be subject to greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential

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government fiscal and monetary policy initiatives and resulting market reaction to those initiatives.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk—The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest-rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. There have been some municipal issuers that have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may get worse, particularly in light of the economic impact of the recent spread of an infectious coronavirus (COVID-19). To the extent the Portfolios invest in a particular state’s municipal securities, they may be vulnerable to events adversely affecting that state, including economic, political and regulatory

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occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, wildfires, flooding and earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Puerto Rico continues to face a very challenging economic and fiscal environment, worsened by the spread of COVID-19 and the adverse effect that related governmental and public responses have had on Puerto Rico’s economy. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities. Rates of inflation have recently risen, which could adversely affect economies and markets.

Non-diversification Risk—Concentration of investments in a small number of securities tends to increase risk. The Intermediate California Municipal and Intermediate New York Municipal Portfolios may have more risk because they are “non-diversified”, meaning that they can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Matters affecting these issuers can have a more significant effect on the Portfolios’ net asset value (“NAV”).

Illiquid Investment Risk—Illiquid investments risk exists when particular investments are difficult or impossible to purchase or sell, possibly preventing the Portfolios from purchasing or selling these securities at an

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advantageous price. Over recent years, regulatory changes have led to reduced liquidity in the marketplace, and the capacity of dealers to make markets in fixed-income securities has been outpaced by the growth in the size of the fixed-income markets. Illiquid investments risk may be magnified in a rising interest- rate environment, where the value and liquidity of fixed-income securities generally go down. The Portfolios are subject to greater risk because the market for municipal securities is generally smaller and may not be as liquid as many other fixed income markets, which may make municipal securities more difficult to trade or dispose of than other types of securities. Illiquid securities may also be difficult to value. If the Portfolios are forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the Portfolios may be forced to sell at a substantial loss or may not be able to sell at all.

Redemption Risk—The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolios’ net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Derivatives Risk—The Portfolios may use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolios. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives as well as additional regulations governing,

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margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Management Risk—The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Market Risk—The Portfolios are subject to market risk, which is the risk that stock or bond prices in general or in particular countries or sectors may decline over short or extended periods. Stock or bond prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest-rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; public health crises (including the occurrence of a contagious disease or illness); policy and legislative changes; cybersecurity events; and other factors.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, sanctions, regional and global conflicts, terrorism, natural disasters (including the spread of infectious illness) and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Tax Risk—There is no guarantee that the income on the Portfolios’ municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct

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by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. The U.S. Congress has considered changes to U.S. federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

Lower-rated Securities Risk—Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

LIBOR Transition and Associated Risk—The Portfolio may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. Dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a

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subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the secured overnight funding rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolio’s performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting a Portfolio’s performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Cybersecurity Risk—As the use of the internet and other technologies has become more prevalent in the course of business, the Portfolios have become more susceptible to operational and financial risks associated with cybersecurity. Cybersecurity incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cybersecurity failures or breaches of the Portfolios or their service providers or the issuers of securities in which the Portfolios invest have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines,

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NOTES TO FINANCIAL STATEMENTS (continued)

penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cybersecurity, there is no guarantee that those measures will be effective, particularly since the Portfolios do not control the cybersecurity defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.

Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio or shareholder assets, Portfolio or customer data (including private shareholder information), or proprietary information, or cause a Portfolio, the Adviser, and/or the Portfolios’ service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. Cybersecurity incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

NOTE 6.

Capital-Share Transactions

The Fund has authorized 17.5 billion shares of common stock, par value $0.001 per share, of which of which 6.5 billion shares are allocated to the California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio. The allocation is as follows:

	Allocation of Shares (in Millions)
Portfolio	Bernstein Class Shares	Retail Class A Shares	Retail Class B Shares	Retail Class C Shares	Retail Advisor Class Shares	Retail Class Z Shares	Retail Class T Shares	Total
California Municipal	200	200	200	200	200	200	300	1,500
Diversified Municipal	800	400	400	400	400	600	300	3,300
New York Municipal	400	200	200	200	200	200	300	1,700

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NOTES TO FINANCIAL STATEMENTS (continued)

Share transactions for each Portfolio for the years ended September 30, 2022 and September 30, 2021, were as follows:

	California Municipal Portfolio
	Shares		Amount
	Year Ended 9/30/22	Year Ended 9/30/21	Year Ended 9/30/22	Year Ended 9/30/21

Municipal Class Shares
Shares sold	12,311,797	19,982,069	$174,656,807	$293,044,170

Shares issued to shareholders on reinvestment of dividends	1,009,552	1,090,793	14,102,842	15,982,582

Shares redeemed	(26,842,110)	(22,550,649)	(375,193,360)	(330,321,867)

Net decrease	(13,520,761)	(1,477,787)	$(186,433,711)	$(21,295,115)

Class A Shares
Shares sold	1,171,581	940,394	$16,109,805	$13,771,691

Shares issued to shareholders on reinvestment of dividends	42,872	55,191	599,060	808,608

Shares converted from Class C	25,586	131,264	355,254	1,921,098

Shares redeemed	(2,160,119)	(1,574,539)	(30,181,052)	(23,093,266)

Net decrease	(920,080)	(447,690)	$(13,116,933)	$(6,591,869)

Class C Shares
Shares sold	48,267	141,129	$703,388	$2,063,877

Shares issued to shareholders on reinvestment of dividends	1,270	1,942	17,673	28,429

Shares converted to Class A	(25,591)	(131,267)	(355,254)	(1,921,098)

Shares redeemed	(79,832)	(134,690)	(1,134,319)	(1,971,831)

Net decrease	(55,886)	(122,886)	$(768,512)	$(1,800,623)

Advisor Class Shares

Shares sold	8,408,826	2,797,559	$116,124,287	$40,999,128

Shares issued to shareholders on reinvestment of dividends	72,507	56,837	1,009,693	833,006

Shares redeemed	(6,432,742)	(1,330,980)	(89,513,747)	(19,486,966)

Net increase	2,048,591	1,523,416	$27,620,233	$22,345,168

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NOTES TO FINANCIAL STATEMENTS (continued)

	Diversified Municipal Portfolio
	Shares		Amount
	Year Ended 9/30/22	Year Ended 9/30/21	Year Ended 9/30/22	Year Ended 9/30/21

Municipal Class Shares
Shares sold	50,300,036	73,607,966	$719,443,646	$1,093,125,452

Shares issued to shareholders on reinvestment of dividends	5,053,908	5,111,537	71,413,394	75,879,414

Shares redeemed	(98,087,052)	(57,770,058)	(1,380,384,877)	(857,673,588)

Net increase (decrease)	(42,733,108)	20,949,445	$(589,527,837)	$311,331,278

Class A Shares
Shares sold	5,709,516	8,229,620	$80,501,672	$122,336,323

Shares issued to shareholders on reinvestment of dividends	219,371	220,597	3,102,384	3,277,635

Shares converted from Class C	177,812	1,023,362	2,519,088	15,211,937

Shares redeemed	(10,147,772)	(4,311,216)	(143,973,903)	(64,037,021)

Net increase (decrease)	(4,041,073)	5,162,363	$(57,850,759)	$76,788,874

Class C Shares
Shares sold	252,296	301,438	$3,523,929	$4,464,752

Shares issued to shareholders on reinvestment of dividends	8,337	13,520	117,462	200,537

Shares converted to Class A	(177,882)	(1,023,988)	(2,519,088)	(15,211,937)

Shares redeemed	(319,560)	(405,947)	(4,525,288)	(6,032,366)

Net decrease	(236,809)	(1,114,977)	$(3,402,985)	$(16,579,014)

Advisor Class Shares
Shares sold	24,470,151	13,792,657	$343,696,163	$204,707,508

Shares issued to shareholders on reinvestment of dividends	444,293	356,998	6,259,866	5,297,134

Shares redeemed	(20,054,547)	(9,015,014)	(280,936,037)	(133,843,446)

Net increase	4,859,897	5,134,641	$69,019,992	$76,161,196

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NOTES TO FINANCIAL STATEMENTS (continued)

	Diversified Municipal Portfolio
	Shares		Amount
	Year Ended 9/30/22	Year Ended 9/30/21	Year Ended 9/30/22	Year Ended 9/30/21

Class Z Shares
Shares sold	13,103,740	8,059,482	$184,345,229	$119,988,336

Shares issued to shareholders on reinvestment of dividends	613,484	583,322	8,662,120	8,663,484

Shares redeemed	(12,632,970)	(9,253,954)	(177,063,628)	(137,584,099)

Net increase (decrease)	1,084,254	(611,150)	$15,943,721	$(8,932,279)

	New York Municipal Portfolio
	Shares		Amount
	Year Ended 9/30/22	Year Ended 9/30/21	Year Ended 9/30/22	Year Ended 9/30/21

Municipal Class Shares
Shares sold	12,059,783	18,171,016	$165,908,471	$259,243,369

Shares issued to shareholders on reinvestment of dividends	1,603,025	1,644,557	21,850,536	23,484,985

Shares redeemed	(27,280,993)	(20,055,429)	(368,640,545)	(286,380,791)

Net decrease	(13,618,185)	(239,856)	$(180,881,538)	$(3,652,437)

Class A Shares
Shares sold	471,554	1,142,049	$6,366,675	$16,280,053

Shares issued to shareholders on reinvestment of dividends	85,207	85,477	1,160,365	1,219,720

Shares converted from Class C	113,133	675,324	1,531,169	9,671,456

Shares redeemed	(1,374,303)	(2,123,188)	(18,878,182)	(30,214,231)

Net decrease	(704,409)	(220,338)	$(9,819,973)	$(3,043,002)

Class C Shares
Shares sold	36,928	38,046	$511,114	$544,495

Shares issued to shareholders on reinvestment of dividends	3,839	7,441	52,286	105,971

Shares converted to Class A	(113,130)	(675,309)	(1,531,169)	(9,671,456)

Shares redeemed	(129,865)	(151,700)	(1,788,068)	(2,152,932)

Net decrease	(202,228)	(781,522)	$(2,755,837)	$(11,173,922)

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NOTES TO FINANCIAL STATEMENTS (continued)

	New York Municipal Portfolio
	Shares		Amount
	Year Ended 9/30/22	Year Ended 9/30/21	Year Ended 9/30/22	Year Ended 9/30/21

Advisor Class Shares
Shares sold	2,313,427	1,349,204	$31,324,777	$19,276,461

Shares issued to shareholders on reinvestment of dividends	60,903	55,610	830,273	793,581

Shares redeemed	(2,328,084)	(1,275,182)	(31,563,707)	(18,069,998)

Net increase	46,246	129,632	$591,343	$2,000,044

NOTE 7.

Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

NOTE 8.

Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

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FINANCIAL HIGHLIGHTS

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	California Municipal Portfolio
	Class A
	Year Ended September 30,
	2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 14.60	$ 14.52	$ 14.44	$ 13.99	$ 14.33

Income From Investment Operations

Net investment income(a)	.22	.22	.26	.28	.28

Net realized and unrealized gain (loss) on investment transactions	(1.33)	.07	.08	.46	(.34)

Total from investment operations	(1.11)	.29	.34	.74	(.06)

Less: Dividends

Dividends from net investment income	(.21)	(.21)	(.26)	(.29)	(.28)

Net asset value, end of period	$ 13.28	$ 14.60	$ 14.52	$ 14.44	$ 13.99

Total Return

Total investment return based on net asset value(b)	(7.63)%	2.03%	2.39%	5.30%	(.33)%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$57,141	$76,220	$82,318	$73,875	$77,469

Average net assets (000 omitted)	$64,530	$83,485	$79,385	$66,990	$85,754

Ratio to average net assets of:

Expenses	.73%	.73%	.73%	.73%	.75%

Net investment income	1.57%	1.48%	1.79%	1.98%	1.98%

Portfolio turnover rate	23%	27%	16%	24%	38%

See footnote summary on page 188.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	California Municipal Portfolio
	Class C
	Year Ended September 30,
	2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 14.59	$ 14.52	$ 14.44	$ 13.98	$ 14.32

Income From Investment Operations

Net investment income(a)	.12	.11	.15	.18	.17

Net realized and unrealized gain (loss) on investment transactions	(1.32)	.06	.08	.46	(.33)

Total from investment operations	(1.20)	.17	.23	.64	(.16)

Less: Dividends

Dividends from net investment income	(.11)	(.10)	(.15)	(.18)	(.18)

Net asset value, end of period	$ 13.28	$ 14.59	$ 14.52	$ 14.44	$ 13.98

Total Return

Total investment return based on net asset value(b)	(8.26)%	1.19%	1.62%	4.59%	(1.15)%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$3,652	$4,828	$6,586	$10,910	$11,886

Average net assets (000 omitted)	$4,376	$5,934	$9,405	$11,297	$14,022

Ratio to average net assets of:

Expenses	1.49%	1.48%	1.48%	1.49%	1.50%

Net investment income	.82%	.73%	1.05%	1.24%	1.23%

Portfolio turnover rate	23%	27%	16%	24%	38%

See footnote summary on page 188.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	California Municipal Portfolio
	Advisor Class
	Year Ended September 30,
	2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 14.60	$ 14.52	$ 14.44	$ 13.99	$ 14.32

Income From Investment Operations

Net investment income(a)	.26	.25	.29	.31	.32

Net realized and unrealized gain (loss) on investment transactions	(1.33)	.08	.08	.46	(.33)

Total from investment operations	(1.07)	.33	.37	.77	(.01)

Less: Dividends

Dividends from net investment income	(.25)	(.25)	(.29)	(.32)	(.32)

Net asset value, end of period	$ 13.28	$ 14.60	$ 14.52	$ 14.44	$ 13.99

Total Return

Total investment return based on net asset value(b)	(7.40)%	2.28%	2.65%	5.56%	(.08)%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$102,466	$82,692	$60,140	$38,534	$21,792

Average net assets (000 omitted)	$85,505	$70,376	$46,691	$27,392	$17,250

Ratio to average net assets of:

Expenses	.48%	.48%	.49%	.48%	.50%

Net investment income	1.86%	1.71%	2.03%	2.21%	2.24%

Portfolio turnover rate	23%	27%	16%	24%	38%

See footnote summary on page 188.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Diversified Municipal Portfolio
	Class A
	Year Ended September 30,
	2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 14.81	$ 14.68	$ 14.58	$ 14.06	$ 14.44

Income From Investment Operations

Net investment income(a)	.25	.25	.30	.31	.27

Net realized and unrealized gain (loss) on investment transactions	(1.43)	.13	.10	.53	(.38)

Total from investment operations	(1.18)	.38	.40	.84	(.11)

Less: Dividends

Dividends from net investment income	(.25)	(.25)	(.30)	(.32)	(.27)

Net asset value, end of period	$ 13.38	$ 14.81	$ 14.68	$ 14.58	$ 14.06

Total Return

Total investment return based on net asset value(b)	(8.06)%	2.59%	2.78%	5.99%	(.73)%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$261,936	$349,953	$271,074	$233,833	$225,477

Average net assets (000 omitted)	$303,281	$319,098	$248,192	$221,783	$286,472

Ratio to average net assets of:

Expenses	.65%	.66%	.67%	.66%	.73%

Net investment income	1.77%	1.69%	2.04%	2.18%	1.92%

Portfolio turnover rate	15%	22%	20%	22%	23%

See footnote summary on page 188.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Diversified Municipal Portfolio
	Class C
	Year Ended September 30,
	2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 14.81	$ 14.68	$ 14.57	$ 14.05	$ 14.44

Income From Investment Operations

Net investment income(a)	.15	.14	.19	.20	.17

Net realized and unrealized gain (loss) on investment transactions	(1.45)	.13	.11	.53	(.39)

Total from investment operations	(1.30)	.27	.30	.73	(.22)

Less: Dividends

Dividends from net investment income	(.14)	(.14)	(.19)	(.21)	(.17)

Net asset value, end of period	$ 13.37	$ 14.81	$ 14.68	$ 14.57	$ 14.05

Total Return

Total investment return based on net asset value(b)	(8.81)%	1.82%	2.07%	5.20%	(1.54)%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$13,576	$18,542	$34,743	$42,152	$56,339

Average net assets (000 omitted)	$15,772	$28,338	$39,529	$50,386	$64,699

Ratio to average net assets of:

Expenses	1.40%	1.41%	1.43%	1.43%	1.48%

Net investment income	1.02%	.96%	1.30%	1.42%	1.17%

Portfolio turnover rate	15%	22%	20%	22%	23%

See footnote summary on page 188.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	Diversified Municipal Portfolio
	Advisor Class
	Year Ended September 30,
	2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 14.79	$ 14.66	$ 14.55	$ 14.04	$ 14.42

Income From Investment Operations

Net investment income(a)	.29	.29	.33	.34	.31

Net realized and unrealized gain (loss) on investment transactions	(1.44)	.13	.11	.52	(.38)

Total from investment operations	(1.15)	.42	.44	.86	(.07)

Less: Dividends

Dividends from net investment income	(.28)	(.29)	(.33)	(.35)	(.31)

Net asset value, end of period	$ 13.36	$ 14.79	$ 14.66	$ 14.55	$ 14.04

Total Return

Total investment return based on net asset value(b)	(7.84)%	2.85%	3.11%	6.20%	(.48)%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$477,015	$456,386	$377,082	$278,371	$761,637

Average net assets (000 omitted)	$467,739	$419,891	$332,267	$306,629	$1,161,023

Ratio to average net assets of:

Expenses	.40%	.41%	.43%	.43%	.48%

Net investment income	2.04%	1.94%	2.29%	2.40%	2.17%

Portfolio turnover rate	15%	22%	20%	22%	23%

See footnote summary on page 188.

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FINANCIAL HIGHLIGHTS (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	Diversified Municipal Portfolio
	Class Z
	Year Ended September 30,				July 2, 2018(c) to September 30, 2018
	2022	2021	2020	2019

Net asset value, beginning of period	$ 14.81	$ 14.68	$ 14.58	$ 14.06	$ 14.15

Income From Investment Operations

Net investment income(a)	.29	.29	.34	.35	.08

Net realized and unrealized gain (loss) on investment transactions	(1.44)	.13	.10	.53	(.10)

Total from investment operations	(1.15)	.42	.44	.88	(.02)

Less: Dividends

Dividends from net investment income	(.28)	(.29)	(.34)	(.36)	(.07)

Net asset value, end of period	$ 13.38	$ 14.81	$ 14.68	$ 14.58	$ 14.06

Total Return

Total investment return based on net asset value(b)	(7.81)%	2.87%	3.08%	6.29%	(.06)%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$470,829	$505,365	$509,910	$844,127	$472,528

Average net assets (000 omitted)	$500,681	$485,522	$590,892	$776,520	$258,733

Ratio to average net assets of:

Expenses	.39%	.38%	.39%	.38%	.40	%(d)(e)

Net investment income	2.05%	1.97%	2.34%	2.47%	2.49	%(d)(e)

Portfolio turnover rate	15%	22%	20%	22%	23%

See footnote summary on page 188.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New York Municipal Portfolio
	Class A
	Year Ended September 30,
	2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 14.25	$ 14.03	$ 14.17	$ 13.68	$ 14.07

Income From Investment Operations

Net investment income(a)	.23	.24	.28	.29	.28

Net realized and unrealized gain (loss) on investment transactions	(1.37)	.22	(.14)	.49	(.39)

Total from investment operations	(1.14)	.46	.14	.78	(.11)

Less: Dividends

Dividends from net investment income	(.23)	(.24)	(.28)	(.29)	(.28)

Net asset value, end of period	$ 12.88	$ 14.25	$ 14.03	$ 14.17	$ 13.68

Total Return

Total investment return based on net asset value(b)	(8.07)%	3.26%	1.03%	5.74%	(.77)%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$96,286	$116,552	$117,874	$119,718	$121,201

Average net assets (000 omitted)	$105,328	$117,041	$119,315	$121,023	$130,420

Ratio to average net assets of:

Expenses	.73%	.73%	.72%	.74%	.73%

Net investment income	1.71%	1.67%	1.98%	2.06%	2.03%

Portfolio turnover rate	14%	18%	18%	18%	23%

See footnote summary on page 188.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New York Municipal Portfolio
	Class C
	Year Ended September 30,
	2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 14.25	$ 14.03	$ 14.17	$ 13.68	$ 14.07

Income From Investment Operations

Net investment income(a)	.13	.13	.17	.18	.18

Net realized and unrealized gain (loss) on investment transactions	(1.37)	.22	(.13)	.49	(.39)

Total from investment operations	(1.24)	.35	.04	.67	(.21)

Less: Dividends

Dividends from net investment income	(.13)	(.13)	(.18)	(.18)	(.18)

Net asset value, end of period	$ 12.88	$ 14.25	$ 14.03	$ 14.17	$ 13.68

Total Return

Total investment return based on net asset value(b)	(8.76)%	2.47%	.27%	4.95%	(1.50)%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$5,515	$8,982	$19,813	$27,143	$33,716

Average net assets (000 omitted)	$7,393	$15,076	$23,921	$29,799	$38,176

Ratio to average net assets of:

Expenses	1.48%	1.48%	1.48%	1.49%	1.48%

Net investment income	.95%	.93%	1.23%	1.31%	1.28%

Portfolio turnover rate	14%	18%	18%	18%	23%

See footnote summary on page 188.

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FINANCIAL HIGHLIGHTS (continued)

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

	New York Municipal Portfolio
	Advisor Class
	Year Ended September 30,
	2022	2021	2020	2019	2018

Net asset value, beginning of period	$ 14.24	$ 14.03	$ 14.17	$ 13.68	$ 14.07

Income From Investment Operations

Net investment income(a)	.27	.27	.31	.32	.32

Net realized and unrealized gain (loss) on investment transactions	(1.36)	.21	(.13)	.49	(.39)

Total from investment operations	(1.09)	.48	.18	.81	(.07)

Less: Dividends

Dividends from net investment income	(.27)	(.27)	(.32)	(.32)	(.32)

Net asset value, end of period	$ 12.88	$ 14.24	$ 14.03	$ 14.17	$ 13.68

Total Return

Total investment return based on net asset value(b)	(7.77)%	3.44%	1.28%	6.00%	(.51)%

Ratios/Supplemental Data

Net assets, end of period (000 omitted)	$61,511	$67,388	$64,546	$57,173	$37,003

Average net assets (000 omitted)	$64,326	$62,323	$63,077	$45,530	$32,710

Ratio to average net assets of:

Expenses	.48%	.48%	.47%	.49%	.48%

Net investment income	1.96%	1.91%	2.22%	2.30%	2.28%

Portfolio turnover rate	14%	18%	18%	18%	23%

(a)	Based on average shares outstanding.

(b)

Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.

(c)	Commencement of distribution.

(d)	The ratio includes expenses attributable to costs of proxy solicitation.

(e)	Annualized.

See notes to financial statements.

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM

To the Board of Directors of Sanford C. Bernstein Fund, Inc. and AB Intermediate Municipal Class Shareholders of California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of California Municipal Portfolio, Diversified Municipal Portfolio and New York Municipal Portfolio (three of the thirteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter collectively referred to as the “Portfolios”) as of September 30, 2022, the related statements of operations for the year ended September 30, 2022, the statements of changes in net assets for each of the two years in the period ended September 30, 2022, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of September 30, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2022 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and

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REPORT OF INDEPENDENT REGISTERED

PUBLIC ACCOUNTING FIRM (continued)

disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

November 23, 2022

We have served as the auditor of one or more of the investment companies in the AB Group of Mutual Funds since at least 1985. We have not been able to determine the specific year we began serving as auditor.

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BOARD OF DIRECTORS

Debra Perry(1),(2), Chair Beata D. Kirr, President R. Jay Gerken(1),(2)	Jeffrey R. Holland(1) William Kristol(1) Michelle McCloskey(1) Donald K. Peterson(1)

OFFICERS

Daryl Clements(3), Vice President Terrance T. Hults(3), Vice President Matthew J. Norton(3), Vice President Andrew D. Potter(3), Vice President Emilie D. Wrapp, Secretary	Michael B. Reyes, Senior Vice President Joseph J. Mantineo, Treasurer and Chief Financial Officer Phyllis J. Clarke, Controller Vincent S. Noto, Chief Compliance Officer

Custodian and Accounting Agent

State Street Bank and Trust Company
State Street Corporation CCB/5
1 Iron Street

Boston, MA 02210

Distributor†

AllianceBernstein Investments, Inc.
501 Commerce Street
Nashville, TN 37203

Transfer Agent†

AllianceBernstein Investor
Services, Inc.
P.O. Box 786003
San Antonio, TX 78278
Toll-Free (800) 221-5672

Legal Counsel Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019 Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 300 Madison Avenue New York, NY 10017

1	Member of the Audit Committee, the Governance, Nominating and Compensation Committee, and the Independent Directors Committee.

2	Member of the Pricing Committee.

3

The day-to-day management of, and investment decisions for, the AB Intermediate Municipal Portfolios are made by the Municipal Bond Investment Team. Messrs. Clements, Hults Norton and Potter are the investment professionals with the most significant responsibility for the day-to-day management of the Funds’ portfolios.

†	For the AB Intermediate Municipal Portfolios, Classes A,C and Advisor Class shares only.

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MANAGEMENT OF THE FUND

Board of Directors Information

The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund’s Directors is set forth below.

NAME, ADDRESS*, AGE, YEAR OF ELECTION**	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR DURING THE PAST FIVE (5) YEARS
INTERESTED DIRECTOR

Beata D. Kirr,*** c/o AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 48 (2019)	Senior Vice President of the Investment Adviser with which she has been associated since prior to 2017. She is the Co-Head of Investment Strategies since April 2020 and a National Managing Director since 2017. She was previously the Head of Private Client Core Asset Strategies. She joined the firm in 2007 as a Senior Portfolio Manager. Prior to joining AB, she was a director at Harris Alternatives, a global fund of hedge funds, and was with Goldman Sachs, where she advised clients in the Equities, M&A and Equity Capital Markets divisions, from their New York, London and Chicago offices.	17	Women Employed

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, YEAR OF ELECTION**	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR DURING THE PAST FIVE (5) YEARS
DISINTERESTED DIRECTORS

Debra Perry,#,^ Chair of the Board 71 (2011)	Formerly, Senior Managing Director of Global Ratings and Research, Moody’s Investors Service, Inc. from 2001 to 2004; Chief Administrative Officer, Moody’s, from 1999 to 2001; Chief Credit Officer, Moody’s, from 2000 to 2001; Group Managing Director for the Finance, Securities and Insurance Ratings Groups, Moody’s Corp., from 1996 to 1999; earlier she held executive positions with First Boston Corporation and Chemical Bank.	17	Assurant, Inc., since 2017; Korn/Ferry International since 2008; Genworth Financial, Inc., from 2016-2022; PartnerRe, from 2013-2016; Bank of America Funds Series Trust, from 2011-2016

R. Jay Gerken,#,^ 71 (2013)	Formerly, President and Chief Executive Officer of Legg Mason Partners Fund Advisor, LLC, and President & Board Member of The Legg Mason and Western Asset mutual funds from 2005 until June 2013. Previously, he was the President and Chair of the boards of the Citigroup Asset Management mutual funds from 2002 to 2005; Portfolio Manager and Managing Director, Smith Barney Asset Management from 1993 to 2001 and President & CEO, Directions Management of Shearson Lehman, Inc. from 1988 to 1993.	17	Cedar Lawn Corporation; New Jersey Chapter of The Nature Conservancy; and Associated Banc-Corp

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, YEAR OF ELECTION**	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR DURING THE PAST FIVE (5) YEARS
DISINTERESTED DIRECTORS (continued)

Jeffrey R. Holland,# 56 (2019)	Formerly, Limited Partner of Brown Brothers Harriman from 2014 to 2018. Prior thereto, General Partner of Brown Brothers Harriman from 2006 to 2013.	17	Director of various non-profit organizations

William Kristol,# 69 (2013)	Founder and Editor, The Weekly Standard from 1995 to 2018. He is a regular contributor on leading political commentary shows. He has served as the inaugural Vann Professor of Ethics and Society at Davidson College since 2019.	17	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Institute for the Study of War; Foundation for Constitutional Government; and Defending Democracy Together, a non-profit educational corporation

Michelle McCloskey,# 60 (2019)	Formerly, President of Americas, Man Group from 2017 to August 2019 and President of Man FRM from 2015 to August 2019. Prior thereto, she was a Senior Managing Director of Man FRM from 2012 to 2015. While at the Man Group, she served on the Executive Committee of Man Group plc from 2012 to 2019, as Chief Executive Officer, Board of Managers of Man Alternative Multi Strategy Fund from 2016 to 2019 and as President and Chair of the Board of the Pine Grove Institutional Funds from 2016 to 2019. She currently serves on the Investment Advisory Committee of Texas Tech University Endowment.	17	Assured Guaranty Ltd. Since May 2021

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MANAGEMENT OF THE FUND (continued)

NAME, ADDRESS*, AGE, YEAR OF ELECTION**	PRINCIPAL OCCUPATION(S) DURING PAST FIVE (5) YEARS AND OTHER INFORMATION	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY DIRECTOR	OTHER DIRECTORSHIPS HELD BY DIRECTOR DURING THE PAST FIVE (5) YEARS
DISINTERESTED DIRECTORS (continued)

Donald K. Peterson,# 73 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. (telecommunications equipment and services) from 2002 to 2006; President and Chief Executive Officer, Avaya Inc. from 2000 to 2001; President, Enterprise Systems Group in 2000; Chief Financial Officer, Lucent Technologies (telecommunications equipment and services) from 1996 to 2000; Chief Financial Officer, AT&T, Communications Services Group from 1995 to 1996; President, Nortel Communications Systems, Inc. (telecommunications and networking equipment) from 1994 to 1995. Prior thereto, he was at Nortel from 1976 to 1995.	17	Worcester Polytechnic Institute, (Emeritus); Member of the Board of TIAA-Bank, FSB

*

The address for each of the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department – Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

**	There is no stated term of office for the Directors.

***	Ms. Kirr is an “interested person”, as defined in the 1940 Act, due to her affiliation with AllianceBernstein.

#	Member of the Audit Committee, the Governance, Nominating and Compensation Committee, and the Independent Directors Committee.

^	Member of the Pricing Committee.

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MANAGEMENT OF THE FUND (continued)

Officer Information

Certain information concerning the Fund’s Officers is listed below.

NAME, ADDRESS* AND AGE	POSITION(S) HELD WITH FUND	PRINCIPAL OCCUPATION DURING PAST FIVE YEARS
Beata D. Kirr, 48	President	See biography above

Terrance T. Hults, 56	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017.

Matthew J. Norton, 39	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017. He is also Chief Investment Officer – Municipal Bonds.

Andrew D. Potter, 37	Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2017.

Emilie D. Wrapp, 66	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)**, with which she has been associated since prior to 2017.

Michael B. Reyes, 46	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2017.

Joseph J. Mantineo, 63	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2017.

Phyllis J. Clarke, 61	Controller	Vice President of ABIS**, with which she has been associated since prior to 2017.

Vincent S. Noto, 57	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser**, since prior to 2017.

*	The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

**	The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (800) 227-4618, or visit www.abfunds.com, for a free prospectus or SAI.

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Operation and Effectiveness of the Portfolios’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolios to designate an Administrator of the Portfolios’ Liquidity Risk Management Program. The Administrator of the Portfolios’ LRMP is AllianceBernstein L.P., the Portfolios’ investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Portfolios’ Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolios’ LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolios’ compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolios will be unable to meet their redemption obligations in a timely manner.

Pursuant to the LRMP, the Portfolios classify the liquidity of their portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolios’ strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Portfolios participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Portfolios are required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolios’ reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolios’ LRMP is adequately designed, has been implemented as

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intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID-19 impacts. As such, the program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Portfolios or their ability to timely meet redemptions during the Program Reporting Period.

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BOARD’S CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT

Sanford C. Bernstein Fund, Inc. (the “Fund”) is subject to Section 15 of the Investment Company Act of 1940, as amended. Section 15 provides that any investment advisory agreement with a registered investment company such as the Fund may continue in effect for a period of more than two years from the date of its execution, only so long as such continuance is specifically approved at least annually by the board of directors (or by vote of a majority of the outstanding voting securities of the investment company). Pursuant to this requirement, the Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Fund, on behalf of the Emerging Markets, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) of the Fund, and AllianceBernstein L.P. (the “Adviser”)( the “Investment Management Agreement”) at a meeting held on October 26-27, 2022.

The following discussion describes the considerations in connection with the Board’s review of the Investment Management Agreement.

In connection with the annual review of the continuation of the Investment Management Agreement between the Fund and the Adviser, counsel to the Independent Directors sent a letter to the Adviser dated August 10, 2022, that contained a list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, met by video conference and received and evaluated extensive materials relating to the continuation of the Investment Management Agreement from the Adviser. In addition, the Board received materials from the Senior Vice president of the Fund and an independent fee consultant as described below. On September 29, 2022, the Board of Directors held a video conference meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. At that meeting, the Independent Directors met separately with their independent counsel and the Senior Vice President and the independent fee consultant in executive sessions. Following the September 29, 2022 meeting, the Independent Directors, through counsel, requested certain additional information by means of an email from their independent counsel dated October 6, 2022, and the Adviser provided certain additional information by means of a memorandum dated October 19, 2022. On October 26-27, 2022, the Board of Directors held a meeting to continue their review of the Investment Management Agreement. During this meeting, the Adviser provided further information requested by the Independent Directors relating to contract renewal, and

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BOARD’S CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

the Independent Directors also met separately with counsel to the Independent Directors as well as the Senior Vice President to review the contract renewal materials provided by the Adviser and the materials prepared by the Senior Vice President. At the conclusion of this meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the Investment Management Agreement, the Board, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Investment Management Agreement and considered whether the Agreement would be in the best interests of the Fund. In particular, the Board considered the information that was provided to them by the Adviser in response to their requests, as well as information prepared by the Senior Vice President and the independent fee consultant at the request of the Board. The Fund’s Senior Vice President assists the Board (as well as the boards of other funds sponsored by the Adviser) in evaluating investment management agreements and certain other plans and agreements pursuant to which the Adviser or its affiliates provide services to the Funds. The Board also considered other information provided to the Board in connection with the September 29, 2022 and October 26-27, 2022 meetings and throughout the past year.

The information considered by the Board included information with respect to the nature, extent and quality of services provided, investment performance, fees and expenses, profitability, economies of scale, and fall-out benefits and other revenue.

In the Board’s consideration of the factors discussed below, no single factor was considered in isolation or to be determinative to the decision of the Board to approve the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered and in the exercise of the Directors’ business judgment, that it was in the best interests of the Fund to approve the Investment Management Agreement including the fees to be charged for services thereunder, as summarized below.

Fees and Expenses

The Board, including the Independent Directors, compared the fees and expense ratios of each Portfolio (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were available from Strategic Insight, an independent

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BOARD’S CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

provider of investment company data. The Senior Vice President also performed analyses of the advisory fees, and compared such analyses to the Portfolios’ peer groups. In addition, the Board received and considered information from an independent fee consultant regarding the fees and expenses of the Portfolios as well as their investment performance.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser, including information about any recent advisory fee changes with respect to other investment companies advised by the Adviser. The Board noted the differences between the services provided to the Portfolios in comparison to those provided to other types of clients, including institutional clients and other investment companies for which the Adviser acted as investment adviser or subadviser, and the differences in the entrepreneurial and other risks borne by the Adviser in serving the Portfolios compared to other types of clients.

The Board noted that the Adviser had elected to discontinue its voluntary waiver of the 0.10% shareholder servicing fee for the private client class of the Short Duration Plus Portfolio and the Short Duration Diversified Municipal Portfolio, during the next term of the shareholder servicing agreement. In that regard, the Board considered that the increasing interest rate environment had increased yields available in the marketplace on short-term investments, and that the Adviser indicated that the waivers were no longer necessary to maintain positive performance. The Board further considered that the total expense ratios of the Portfolios remained below the median of the peer group after removal of the waiver, and the Board reviewed materials estimating the impact of the removal of the waiver on the performance of the Portfolios.

The Board also noted that the Adviser had recently modified the advisory fee schedule of the Overlay A and Tax-Aware Overlay Portfolios by reducing the level where each Portfolio reaches its first breakpoint, and adding a new breakpoint on assets over $5 billion. With respect to the advisory fees charged to the Overlay Portfolios, the Directors noted that the Portfolios are intended to have an impact on a private client’s entire account, rather than just an impact at the Portfolio level.

On the basis of its review and consideration of the fees as described above and the Board’s consideration of the other factors described below, and in light of the Adviser’s implementation of certain fee waivers and/or expense caps for certain Portfolios, the Board concluded that the contractual advisory fees as proposed were reasonable.

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BOARD’S CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

Nature, Extent and Quality of Services Provided

The Board, including the Independent Directors, considered the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as Directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational and other changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its compliance, administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout changing market environments. The Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios.

In considering the nature and quality of the services provided by the Adviser, the Board, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. The Board was provided with performance data versus each Portfolio’s peer group, for the 1-year, 3-year, 5-year and 10-year periods, as applicable, ended July 31, 2022 and versus each Portfolio’s benchmark index, for the relevant periods, as well as the most recently available Morningstar rating for those Portfolios with an available rating. The Board also received certain updated performance information as of September 30, 2022. In addition, the Directors considered information showing performance compared to peer groups and benchmarks for rolling calendar year periods and the year to date. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year. The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios. The Directors also considered how peer groups have changed over time and how comparisons may differ depending upon the selection of the peer groups or benchmark indices.

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and

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BOARD’S CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

derivatives in which the Overlay Portfolios can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in seeking to provide the desired risk/return trade-off for their investors in light of their overall portfolios (and not just their investment in the Overlay Portfolios themselves). In considering the performance of the Overlay Portfolios, the Board reviewed the performance of the Overlay Portfolios’ dynamic asset allocation component and the impact of that component in the recent volatile market environment. The Board considered the Adviser’s continued research efforts to enhance the dynamic asset allocation component utilized by the Overlay Portfolios. The Board further acknowledged the difficulty in selecting relevant peer groups for the Overlay Portfolios because of their unique structure and noted that the Overlay A Portfolio and Tax-Aware Overlay A Portfolio held higher percentages of equities and international equities than the funds in their relevant peer groups.

In evaluating the performance of the Portfolios that invest primarily in fixed-income securities, the Directors considered whether those Portfolios may have incurred less credit risk or interest rate risk, or both, in relation to their peer groups and benchmark indices. The Directors also noted the Adviser’s explanation that certain Portfolios are designed to maintain higher credit quality and a more conservative approach versus the funds in their relevant peer groups, and that as a result of a lower risk profile, those Portfolios have underperformed the peer group during periods when riskier assets have outperformed.

Where the Portfolios had underperformed their peer groups or benchmark indices, the Directors considered the Adviser’s explanations for performance and, as applicable, measures the Adviser had taken or proposed to take to improve performance, including enhancements to portfolio management models. The Directors noted generally the Adviser’s continued efforts to enhance the services provided to the Portfolios. The Directors also noted that they would continue to monitor investment performance closely.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the respective Portfolios. The materials provided to the Independent Directors included information indicating the profitability of the Portfolios to the Adviser for

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BOARD’S CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

calendar years 2020 and 2021, which had been reviewed by an independent consultant. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, noting that the methodology was consistent with the Adviser’s internal financial reporting. The Directors acknowledged that there are many potentially acceptable allocation methodologies for cost allocation, and that in certain cases the selected allocation methodology may not capture all costs borne by the Adviser with respect to a Portfolio. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency and distribution services to the Fund, and that they had focused on profitability before taxes and distribution expenses. The Board further considered materials provided by the Adviser estimating the profitability of the Short Duration Plus Portfolio and the Short Duration Diversified Municipal Portfolio to the Adviser after the termination of the voluntary waiver in effect for the Portfolios. The Directors reviewed comparative information regarding profitability for other publicly-traded advisers, recognizing that it is difficult to make comparisons of profitability among different investment advisers because only limited comparative information is publicly available and the comparisons are affected by numerous factors including different business mixes.

After reviewing all relevant factors, the Directors, including the Independent Directors, concluded that the levels of the Adviser’s profits in respect of its management of the Portfolios were not excessive.

Economies of Scale

The Board, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Directors discussed possible ways in which any such economies of scale may be shared with the Portfolios, including by investment in enhanced services.

The Directors also considered the Senior Vice President materials which they received in connection with the review of the Investment Management Agreement, which included information reflecting changes in asset levels of the Portfolios and in the profitability of the Adviser over various periods.

After reviewing the profitability and economies of scale information provided by the Adviser, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things and as applicable, establishing advisory

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BOARD’S CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

fees at levels that contemplated future achievement of scale, 2018 fee reductions for the Short Duration Diversified Municipal, Short Duration Plus, Intermediate Duration, and Emerging Markets Portfolios, breakpoint arrangements including the lowering of the first breakpoint and the addition of a new breakpoint in the advisory fee schedule for the Overlay A and Tax-Aware Overlay A Portfolios as well as other recently adopted or modified breakpoints for certain Portfolios, expense caps and waivers applying to select Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements. The Directors also noted that they would continue to monitor the growth of the Portfolios.

Fall-Out Benefits and Other Revenue

The Board, including the Independent Directors, also took into account so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby the Adviser receives the benefit of research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, and transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ contractual fee schedules, as set forth below.

Portfolio	Annual Percentage of Average Daily Net Assets of Each Portfolio
Short Duration Diversified Municipal	0.30% of the first $750 million; 0.25% of assets in excess of $750 million.

Short Duration Plus	0.35% of the first $750 million; 0.30% of assets in excess of $750 million.

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 205

BOARD’S CONSIDERATION OF INVESTMENT

MANAGEMENT ARRANGEMENT (continued)

Portfolio	Annual Percentage of Average Daily Net Assets of Each Portfolio
New York Municipal	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% of assets in excess of $5 billion.

California Municipal	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% of assets in excess of $5 billion.

Diversified Municipal	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion up to, but not exceeding $7 billion; 0.225% of assets in excess of $7 billion.

Intermediate Duration	0.45% on the first $2.5 billion; 0.40% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $8 billion; 0.30% of assets in excess of $8 billion.

Emerging Markets	0.95% of the first $2.5 billion; 0.90% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

Overlay A	0.90% of the first $2.5 billion; 0.875% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

Tax-Aware Overlay A	0.90% of the first $2.5 billion; 0.875% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

Overlay B	0.65% of assets.

Tax-Aware Overlay B	0.65% of assets.

Tax-Aware Overlay C	0.65% of assets.

Tax-Aware Overlay N	0.65% of assets.

206 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

This page is not part of the Shareholder Report or the Financial Statements.

AB FAMILY OF FUNDS

US EQUITY

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Select US Equity Portfolio

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INTERNATIONAL/ GLOBAL EQUITY

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Global Core Equity Portfolio

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FIXED INCOME

MUNICIPAL

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EXCHANGE-TRADED FUNDS

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We also offer Government Money Market Portfolio, which serves as the money market fund exchange vehicle for the AB mutual funds. You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Investors should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit us online at www.abfunds.com or contact your AB representative. Please read the prospectus and/or summary prospectus carefully before investing.

1	Prior to December 1, 2021, Sustainable Thematic Balanced Portfolio was named Conservative Wealth Strategy.

abfunds.com	AB INTERMEDIATE MUNICIPAL PORTFOLIOS | 207

NOTES

208 | AB INTERMEDIATE MUNICIPAL PORTFOLIOS	abfunds.com

AB INTERMEDIATE MUNICIPAL PORTFOLIOS

1345 Avenue of the Americas

New York, NY 10105

800 221 5672

IM-0151-0922

SANFORD C. BERNSTEIN FUND, INC.

Overlay Portfolios

Overlay A Portfolio

Tax-Aware Overlay A Portfolio

Overlay B Portfolio

Tax-Aware Overlay B Portfolio

Tax-Aware Overlay C Portfolio

Tax-Aware Overlay N Portfolio

ANNUAL REPORT

SEPTEMBER 30, 2022

Before investing in any portfolio of the Sanford C. Bernstein Fund, Inc., a prospective investor should consider carefully the portfolio’s investment objectives and policies, charges, expenses and risks. These and other matters of importance to prospective investors are contained in the portfolios’ prospectus, an additional copy of which may be obtained by visiting our website at www.Bernstein.com and clicking on “Investments”, found in the footer, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports” or by calling your financial advisor or by calling Bernstein’s mutual fund shareholder help line at 212.756.4097. Please read the prospectus carefully before investing.

For performance information current to the most recent month-end, please call (collect) 212.486.5800.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit www.AllianceBernstein.com or go to the Securities and Exchange Commission’s website at www.sec.gov, or call AllianceBernstein at 800.227.4618.

This shareholder report must be preceded or accompanied by the Sanford C. Bernstein Fund, Inc. prospectus for individuals who are not shareholders of the Fund.

The Fund will file its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT reports are available on the Commission’s website at www.sec.gov.

Investment Products Offered:    •  Are Not FDIC Insured  •  May Lose Value  •  Are Not Bank Guaranteed

Portfolio Manager Commentary (Unaudited)

To Our Shareholders—November 15, 2022

On the following pages, you will find the 2022 annual report for the Overlay Portfolios1 of the Sanford C. Bernstein Fund, Inc. (collectively, the “Portfolios”, and individually, a “Portfolio”). The annual report covers the six- and 12-month periods ended September 30, 2022, and includes financial statements as well as notes to the financial statements, information about the recent performance of the Portfolios and a listing of each Portfolio’s holdings as of the period end.

Global equity markets have been challenged over the 12-month period ended September 30, 2022, with most stock indices down more than 20%, the conventional threshold defining a bear market. In addition, volatility has been elevated throughout most of 2022, marking a turbulent period for investors. Significant economic and geopolitical stress created a tough macroeconomic backdrop, with both inflation and central banks’ interest-rate policies coming in higher than the markets anticipated.

One of the greatest surprises for markets has been the outperformance of the US dollar, which has negatively impacted US companies’ earnings coming from overseas, while geopolitical forces continue to put pressure on international earnings and economic growth. In contrast to most of the past decade, value stocks have outperformed growth stocks, but stock selection overall has been challenging. Our equity funds seek to find balanced exposure across factors and the portfolio teams have been pivoting to companies with strong balance sheets, pricing power and defensive characteristics, while also seeking to capture opportunities due to valuation dislocations.

The pressure on inflation and interest rates has also made the past year one of the worst on record for fixed-income markets. While this has been very painful for investors, the portfolio teams are leaning into higher yielding issues, with yields notably higher than they were even at the beginning of this calendar year.

Looking ahead, we are carefully minding the odds of recessions in the US and around the world. In this environment, we are confident in our portfolio teams’ ability to find the right balance to position for the eventual rebound and the opportunities that are being created today. Thank you for your continued confidence in our approach.

If you have any questions about your investments in the Portfolios, please contact your Bernstein Advisor by calling 212.756.4097, or visit www.Bernstein.com. As always, we are firmly dedicated to your investment success.

Sincerely,

Beata D. Kirr

President

Sanford C. Bernstein Fund, Inc.

[1]	Please note that information for the Emerging Markets, California Municipal, Diversified Municipal, New York Municipal, Short Duration Diversified Municipal, Intermediate Duration and Short Duration Plus Portfolios of the Sanford C. Bernstein Fund, Inc. may be found in a separate report.

The Portfolios are intended to be used as part of a broader investment program administered directly by Sanford C. Bernstein & Co. LLC. The performance and objectives of the Portfolios should be evaluated only in the context of the investor’s complete investment program. The Portfolios are NOT designed to be used as a standalone investment.

Investment Objectives and Policies

The investment objective of the Overlay A and Tax-Aware Overlay A Portfolios is to manage the volatility of an equity-oriented asset allocation over the long term, as part of a Private Client’s overall asset allocation managed by Sanford C. Bernstein & Co. LLC (“Bernstein”). The investment objective of the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios is to manage the volatility of a fixed-income-oriented asset allocation over the long term, as part of a Private Client’s overall asset allocation managed by Bernstein.

The Portfolios may invest in a diversified portfolio of securities and other financial instruments, including derivative instruments that provide investment exposure to a variety of asset classes. These asset classes may include: equity securities and fixed-income instruments of issuers located within and outside the United States, real estate-related securities, below investment-grade (“high yield”) securities (commonly known as “junk bonds”), currencies and commodities. The Overlay A and Tax-Aware Overlay A Portfolios obtain equity exposure by investing directly in equity securities and through investments in other registered funds, including, but not limited

(Portfolio Manager Commentary continued on next page)

2022 Annual Report	1

Portfolio Manager Commentary (continued)

to, other funds managed by AllianceBernstein L.P. (the “Adviser”). By adjusting investment exposure among the various asset classes in the Portfolios, the Adviser seeks to manage the volatility of diversified client portfolios managed by Bernstein that reflect a significant allocation to equity securities, in the case of the Overlay A and Tax-Aware Overlay A Portfolios, and a significant allocation to taxable or municipal fixed-income securities in the case of the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios. The Portfolios’ asset class exposures may be implemented and adjusted either through transactions in individual securities or through derivatives.

The Adviser alters asset class exposures as market and economic conditions change. The Adviser employs risk/return tools and fundamental research insights to determine how to adjust the Portfolios’ exposures to various asset classes. These dynamic adjustments to the Portfolios’ asset class exposures are implemented principally through the use of derivatives.

The Adviser also may use exchange-traded funds (“ETFs”), exchange traded notes, structured investments and commodity-linked notes in seeking to carry out the Portfolios’ investment strategies. The Portfolios may enter into foreign currency transactions for hedging and non-hedging purposes on a spot (i.e., cash) basis or through the use of derivatives. An appropriate hedge of currency exposure resulting from the Portfolios’ securities positions may not be available or cost effective, or the Adviser may determine not to hedge the positions, possibly even under market conditions where doing so could benefit the Portfolios. The Portfolios may use options strategies (involving the purchase and/or writing of various combinations of call and/or put options, including on individual securities and stock indices), futures contracts (including futures contracts on individual securities and stock indices), swap agreements (including interest rate swaps and currency swaps) or shares of ETFs. These transactions may be used, for example, in an effort to earn extra income, to adjust exposure to individual securities or markets, or to protect all or a portion of the Portfolios from a decline in value, sometimes within certain ranges.

Exposure to certain other asset classes may also be achieved through investments in other AB mutual funds. The Overlay A and Overlay B Portfolios are managed without regard to potential tax consequences to the shareholder. In the case of the Tax-Aware Portfolios, the Adviser will employ tax management strategies in an attempt to reduce the impact of taxes on shareholders in the Portfolios.

Investment Results

The Portfolios are not designed to be used as standalone investments. The performance and objectives of the Portfolios should be evaluated only in the context of the Private Client’s complete investment program. The Adviser’s Dynamic Asset Allocation (“DAA”) service is intended to reduce a Private Client’s account portfolio volatility during sustained periods of elevated volatility in the markets, not necessarily during periods when market volatility is relatively low. Over both the six- and 12-month periods, all Overlay Portfolios detracted from returns and reduced volatility for a typical Private Client account.

The tables on pages 11-13 show each Portfolio’s performance compared to its respective primary, current and prior composite benchmark, for the six- and 12-month periods ended September 30, 2022. The primary benchmarks are as follows: the Standard and Poor’s (“S&P”) 500 Index for Overlay A and Tax-Aware Overlay A Portfolios; the Bloomberg Global Aggregate Bond Index (USD hedged) for Overlay B Portfolio; and the Bloomberg 5-Year General Obligation (“GO”) Municipal Bond Index for Tax-Aware Overlay B, C and N Portfolios.

Over the 12-month period, each of the Overlay Portfolios underperformed their current composite benchmarks. For the six-month period, Overlay A, Tax-Aware Overlay A, Tax-Aware Overlay C and Class 2 shares of Tax-Aware Overlay B outperformed their current composite benchmarks, whereas Overlay B, Tax-Aware Overlay N and Class 1 shares of Tax-Aware Overlay B trailed their current composite benchmarks.

The Portfolios’ Senior Investment Management Team (the “Team”) employs dynamic allocation shifts based on the relative attractiveness or unattractiveness across multiple, global asset classes. Underperformance, relative to the benchmark, can be attributed to the Overlays’ duration extension, while tactical allocation shifts—an underweight to risk assets in both periods—added to returns. For additional diversification and protection, the Team continues to deploy longer-term hedges. These additional sources of protection consist of an extension in bond duration to hedge against a growth disappointment and long-dated equity put options to provide diversification in the case of a volatility shock. Over both periods, the Portfolios’ underweight to risk assets contributed to account performance. However due to the inflation-led sell-off, the duration extension, which normally benefits from risk-off environments, materially detracted. The

(Portfolio Manager Commentary continued on next page)

2	Sanford C. Bernstein Fund, Inc.

Portfolio Manager Commentary (continued)

Team’s options strategies also were modestly negative for both periods, as the somewhat steady nature of the sell-off did not allow the Portfolios’ options to be as protective as expected. The net effect was underperformance of the Portfolios as the duration underperformance overwhelmed the positive impact of the equity underweight.

The Portfolios entered the fourth quarter of 2021 with a modest overweight to equities. The overweight was motivated by an elevated return potential for return-seeking assets due to ongoing policy support, continued re-openings and medical advancements to combat COVID-19. However, the Team reduced the equity overweight during the quarter as uncertainties around rising COVID-19 cases, higher inflation, fading global stimulus and supply-chain pressures dampened the return outlook for equities. The Portfolios entered 2022 with a modest overweight to equities, as the Team expected a continuation in the global economic expansion. The Team gradually moved to an underweight to equities in January and February, as uncertainties dampened the risk and return outlook for equities. The omicron surge delayed economies’ reopening schedules and extended the period of supply-demand imbalance for longer than expected. The conflict in Ukraine and the resulting sanctions also led to additional supply-chain disruptions and rising commodity prices, which had potential ramifications on the global growth outlook. When combined with the fact that inflation was already well above central bank targets, the Team believed the odds of a “policy mistake” had increased. The Team acknowledged that these risks could persist for some time and would likely sustain ongoing volatility within risk assets. As a result, the Portfolios moved to a modest underweight to equities. During the second quarter of 2022, the Portfolios increased their underweight to return-seeking assets, ending the period with a significant equity underweight. Despite the Team’s constructive, longer-term outlook for equities, near-term uncertainties persisted. The Ukraine conflict had a meaningful impact on commodity prices, creating significant upside tail-risk. With the omicron variant now in China, the zero-COVID policy was expected to extend supply chain stresses as well as weigh on global demand. The Portfolios maintained their underweight to return-seeking assets in the third quarter of 2022, ending the period with a significant equity underweight.

The Portfolios use derivatives (for hedging and investment purposes) largely to make shifts in asset class exposures, as this allows rapid and efficient changes without disrupting the underlying individual stock and bond holdings. All Portfolios used derivatives for hedging and investment purposes. For both periods, futures detracted from absolute returns for all Portfolios, while purchased options added. Written options detracted for all Portfolios for the six-month period and added for the 12-month period. Currency forwards detracted for both periods for all Portfolios except Overlay B. Total return swaps added for both periods for all Portfolios except Overlay B. Credit default swaps added during both periods for Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N. Inflation swaps detracted for the six-month period and added for the 12-month period for Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N. During both periods, interest rate swaps added for Tax-Aware Overlay B and Tax-Aware Overlay N and detracted for Tax-Aware Overlay C.

The Overlay B Portfolio utilizes a range of cash securities and derivatives to efficiently gain exposures to desired investments. Derivatives are excluded from the calculation of the Portfolio’s turnover rate of 115% whereas transactions in cash securities are included. The Portfolio’s historical turnover rates would have been different if the Portfolio had not utilized derivatives.

Market Review and Investment Strategy

US, international and emerging-market stocks declined during the 12-month period ended September 30, 2022. Initially, positive earnings momentum overshadowed concerns surrounding coronavirus variants, supply chain disruptions and rising inflation, but the global economic outlook deteriorated as increasingly hawkish central banks elevated investor concern that rapidly rising borrowing costs would slow economic growth significantly and tip global economies into recession. The US Federal Reserve (the “Fed”) raised interest rates five times during the period, including three consecutive 0.75% increases, setting a course followed by other key central banks. Equity markets rallied briefly as some weaker-than-expected economic data raised optimism that policy rates might peak at lower levels. Stocks fell sharply after the Fed indicated that it would continue to move aggressively and risk recession to lower inflation. Against a backdrop of rising rates, growth stocks came under pressure throughout most of the period. Within large-cap markets, both growth and value stocks declined in absolute terms, but value stocks outperformed growth stocks significantly. Large-cap stocks outperformed small-cap stocks on a relative basis, but both declined in absolute terms.

Fixed-income government bond market yields increased rapidly, and bond prices fell in all developed markets. Most major central banks aggressively tightened monetary policy by

(Portfolio Manager Commentary continued on next page)

2022 Annual Report	3

Portfolio Manager Commentary (continued)

raising short-term interest rates and ending bond purchases to combat high and persistent inflation. Developed-market government bonds fell the most in the UK and eurozone, and by the least in Japan. In credit risk sectors, securitized assets generally outperformed corporate bonds. Investment-grade corporate bonds trailed treasuries, underperforming in the US against US Treasuries, while outperforming in the eurozone relative to eurozone treasuries. High-yield corporate bonds trailed in the US versus US Treasuries while eurozone high yield outperformed eurozone treasuries. Investment-grade emerging-market corporate bonds slightly trailed developed-market corporates. Longer-maturity emerging-market sovereign bonds underperformed developed-market treasuries. Emerging-market local-currency bonds lagged as the US dollar advanced against almost all developed- and emerging-market currencies. Brent crude oil prices ended the period higher, even as prices fell sharply in the final quarter on global growth concerns and reduced demand.

The Portfolios may purchase municipal securities that are insured under policies issued by certain insurance companies. Historically, insured municipal securities typically received a higher credit rating, which meant that the issuer of the securities paid a lower interest rate. As a result of declines in the credit quality and associated downgrades of most bond insurers, insurance has less value than it did in the past. The market currently values insured municipal securities primarily based on the credit quality of the issuer of the security with little value given to the insurance feature. In purchasing such insured securities, the Adviser evaluates the risk and return of municipal securities through its own research. If an insurance company’s rating is downgraded or the company becomes insolvent, the prices of municipal securities insured by the insurance company may decline. As of September 30, 2022, the Portfolios’ percentages of investments in municipal bonds that are insured and insured municipal bonds that have been pre-refunded or escrowed to maturity were 4.83% and 0.00%, respectively, for Tax-Aware Overlay B Portfolio; 1.99% and 0.00%, respectively, for Tax-Aware Overlay C Portfolio and 4.74% and 0.00%, respectively, for Tax-Aware Overlay N Portfolio.

4	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (Unaudited)

Benchmark Disclosures

None of the following indices or averages reflects fees and expenses associated with the active management of a mutual fund portfolio. The S&P 500® Index includes 500 US stocks and is a common representation of the performance of the overall US stock market. The Bloomberg Global Aggregate Bond Index (USD hedged) represents the performance of the global investment-grade developed fixed-income markets, hedged to the US dollar. The Bloomberg 5-Year GO Municipal Bond Index represents the performance of long-term, investment-grade tax-exempt bonds with maturities ranging from four to six years. The Russell 3000® Index measures the performance of the largest 3,000 US public companies representing approximately 98% of the investible US equity market by stock market capitalization. The Morgan Stanley Capital International (“MSCI”) All Country World Index (“ACWI”) ex USA Investable Markets Index (“IMI”) (net) captures large-, mid- and small-cap representation across 22 of 23 developed-market countries (excluding the US) and 23 emerging-market countries. The MSCI ACWI Commodity Producers Index captures the global opportunity set of commodity producers in the energy, metal and agricultural sectors. Constituents are selected from the equity universe of MSCI ACWI, the parent index, which covers mid- and large-cap securities across 23 developed markets and 23 emerging-markets countries. The Financial Times Stock Exchange® European Public Real Estate Association/National Association of Real Estate Investment Trusts (“FTSE EPRA/NAREIT”) Global Index is a free-float adjusted index designed to track the performance of listed real estate companies and real estate investment trusts (“REITs”) worldwide. The Bloomberg US Aggregate Bond Index represents the performance of securities within the US investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, asset-backed securities and commercial mortgage-backed securities. The Bloomberg 1-10 Year US Treasury Inflation Protected Securities (“TIPS”) Index measures the performance of the US Treasury inflation-protected securities market, with maturities between one and ten years. The Bloomberg 1-10 Year Municipal Bond Index represents the performance of the long-term tax-exempt bond market consisting of investment-grade bonds.

The composite benchmark for a Portfolio is a customized benchmark and uses index returns to represent performance of the asset classes. The Composite Benchmark for Overlay A is 47% Russell 3000, 26.4% MSCI ACWI ex USA IMI (net), 6.6% MSCI ACWI Commodity Producers (net), 10% Bloomberg US Aggregate Bond, 10% Bloomberg Global Aggregate Bond (USD hedged). The Composite Benchmark for Tax-Aware Overlay A is 47.2% Russell 3000, 26.5% MSCI ACWI ex USA IMI (net), 6.3% MSCI ACWI Commodity Producers (net), 20% Bloomberg US Aggregate Bond. The Composite Benchmark for Overlay B is 16.9% Russell 3000, 9.8% MSCI ACWI ex USA IMI (net), 3.3% MSCI ACWI Commodity Producers (net), 24.5% Bloomberg US Aggregate Bond, 24.5% Bloomberg Global Aggregate Bond (USD hedged), 21% Bloomberg 1-10 Year US TIPS. The Composite Benchmark for Tax-Aware Overlay B, C and N is 19% Russell 3000, 11% MSCI ACWI ex USA IMI (net), 42% Bloomberg 1-10 Year Municipal Bond, 28% Bloomberg 1-10 Year US TIPS.

The Russell 3000, MSCI ACWI ex USA IMI (net) and MSCI ACWI Commodity Producers Index (net) represent the allocation to global stocks. The FTSE EPRA/NAREIT Global Index represents the allocation to real estate. The Bloomberg US Aggregate Bond, Bloomberg 1-10 Year US TIPS, Bloomberg 1-10 Year Municipal Bond and Bloomberg Global Aggregate Bond (USD hedged) represent the allocation to bonds.

MSCI makes no express or implied warranties or representations, and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indices, any securities or financial products. This report is not approved, reviewed or produced by MSCI. Net returns include the reinvestment of dividends after deduction of non-US withholding tax. Investors cannot invest directly in an index, and their results are not indicative of the performance for any specific investment, including the Portfolios.

A Word About Risk

All Overlay Portfolios:

The share price of the Portfolios will fluctuate and you may lose money. There is no guarantee that the Portfolios will achieve their investment objective.

The Portfolios are intended to be used as part of a broader investment program administered directly by Bernstein. The performance and objectives of the Portfolios should be evaluated only in the context of the Private Client’s complete investment program. Changes in value of the Portfolios may be particularly pronounced because the Portfolios are managed in

(Disclosures and Risks continued on next page)

2022 Annual Report	5

Disclosures and Risks (continued)

such a fashion as to affect the investor’s assets subject to that broader investment program. The Portfolios are NOT designed to be used as a standalone investment.

Cybersecurity Risk: As the use of the internet and other technologies has become more prevalent in the course of business, the Portfolios have become more susceptible to operational and financial risks associated with cybersecurity. Cybersecurity incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cybersecurity failures or breaches of the Portfolios or their service providers or the issuers of securities in which the Portfolios invest have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cybersecurity, there is no guarantee that those measures will be effective, particularly since the Portfolios do not control the cybersecurity defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.

Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio or shareholder assets, Portfolio or customer data (including private shareholder information), or proprietary information, or cause a Portfolio, the Adviser, and/or the Portfolios’ service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. Cybersecurity incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Market Risk: The Portfolios are subject to market risk, which is the risk that stock or bond prices in general or in particular countries or sectors may decline over short or extended periods. Stock or bond prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest-rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; public health crises (including the occurrence of a contagious disease or illness); policy and legislative changes; cybersecurity events; and other factors.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, sanctions, regional and global conflicts, terrorism, natural disasters (including the spread of infectious illness) and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Management Risk: The Portfolios are subject to management risk because they are actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Allocation Risk: The allocation of investments among different global asset classes may have a significant effect on the Portfolios’ net asset value (“NAV”) when one of these asset classes is performing more poorly than others. As direct investments, investments in other funds and derivative positions will be periodically rebalanced to reflect the Adviser’s view of market and economic conditions, there will

(Disclosures and Risks continued on next page)

6	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (continued)

be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolios may incur significant losses.

Derivatives Risk: The Portfolios intend to use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolios. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The US government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives as well as additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Leverage Risk: Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolios’ investments and make them more volatile. The use of leverage may cause the Portfolios to liquidate portfolio positions when it may not be advantageous to do so.

Illiquid Investments Risk: Illiquid investments risk exists when particular investments are difficult or impossible to purchase or sell, possibly preventing the Portfolios from purchasing or selling these securities at an advantageous price. The Overlay Portfolios that invest in municipal securities are subject to greater risk because the market for municipal securities is generally smaller and may not be as liquid as many other fixed income markets, which may make municipal securities more difficult to trade or dispose of than other types of securities. Illiquid securities may also be difficult to value. If the Portfolios are forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the Portfolios may be forced to sell at a substantial loss or may not be able to sell at all.

Redemption Risk: The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolios’ net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Foreign (Non-US) Securities Risk: Investments in foreign securities entail significant risks in addition to those customarily associated with investing in US securities, such as less liquid, less transparent, less regulated and more volatile markets. These risks include risks related to unfavorable or unsuccessful government actions, reduction of government or central bank support, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, and adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Emerging-Markets Securities Risk: The risks of investing in foreign (non-US) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty. Emerging markets typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a pandemic. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Foreign Currency Risk: This is the risk that changes in foreign (non-US) currency exchange rates may negatively

(Disclosures and Risks continued on next page)

2022 Annual Report	7

Disclosures and Risks (continued)

affect the value of the Portfolios’ investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the US dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the US dollar).

Actions by a Few Major Investors: In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local stock prices and, therefore, share prices of the Portfolios.

Interest-Rate Risk: Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest-rate risk is generally greater for fixed-income securities with longer maturities or durations. The Portfolios may be subject to greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential government fiscal and monetary policy initiatives and resulting market reaction to those initiatives.

Credit Risk: This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contracts, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk: Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest-rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Commodity Risk: The value of commodity-linked derivatives, exchange traded notes and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as changes in climate conditions, drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Inflation Risk: This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities. Rates of inflation have recently risen, which could adversely affect economies and markets.

Inflation-Protected Securities Risk: The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

Prepayment and Extension Risk: Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the

(Disclosures and Risks continued on next page)

8	Sanford C. Bernstein Fund, Inc.

Disclosures and Risks (continued)

Portfolios. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Lower-rated Securities Risk: Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Real Estate Related Securities Risk: Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. In addition, global climate change may have an adverse effect on property and security values. Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Investing in REITs also involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

Investment in Other Investment Companies Risk: As with other investments, investments in other investment companies, including other AB Mutual Funds and ETFs, are subject to market and management risk. In addition, if the Portfolios acquire shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolios (including management and advisory fees) and, indirectly, the expenses of the investment companies in which the Portfolios invest.

Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios

Municipal Market Risk: This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. There have been some municipal issuers that have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may get worse, particularly in light of the economic impact of the recent spread of an infectious coronavirus (COVID-19). To the extent the Portfolios invest in a particular state’s municipal securities, they may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, wildfires, flooding and earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other US territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other US issuers of municipal securities. Puerto Rico continues to face a very challenging economic and fiscal environment, worsened by the spread of COVID-19 and the adverse effect

(Disclosures and Risks continued on next page)

2022 Annual Report	9

Disclosures and Risks (continued)

that related governmental and public responses have had on Puerto Rico’s economy. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Tax Risk: There is no guarantee that the income on the Portfolios’ municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. The US Congress has considered changes to US federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

Overlay A, Tax-Aware Overlay A, Overlay B and Tax-Aware Overlay B Portfolios

Subordination Risk: The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Overlay B and Tax-Aware Overlay B Portfolios:

Mortgage-Related and Asset-Related Securities Risk: Mortgage- and asset-related securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-related securities are subject to credit, interest-rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities. Asset-related securities entail certain risks not presented by mortgage-backed securities, including the risk that it may be difficult to perfect the liens securing any collateral backing certain asset-backed securities.

These risks are discussed in further detail in the Portfolios’ prospectus.

An Important Note About Historical Performance

Except as noted, returns do not reflect the deduction of taxes that a shareholder would pay on portfolio distributions or the redemption of portfolio shares. All fees and expenses related to the operation of the Portfolios have been deducted.

The performance shown in this report represents past performance and does not guarantee future results. Performance information is as of the dates shown. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by calling 212.756.4097. The investment return and principal value of an investment in the Portfolios will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Performance assumes reinvestment of distributions and does not account for taxes.

Investors should consider the investment objectives, risks, charges and expenses of the Portfolios carefully before investing. For copies of our prospectus or summary prospectus, which contain this and other information, visit www.Bernstein.com, click on “Investments”, found in the footer, then “Mutual Fund Information—Prospectuses, SAIs and Shareholder Reports”, or call Bernstein’s mutual fund shareholder help line at 212.756.4097 or contact your Bernstein Advisor. Please read the prospectus and/or summary prospectus carefully before investing.

10	Sanford C. Bernstein Fund, Inc.

Historical Performance (Unaudited)

Overlay Portfolios vs. Their Benchmarks

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH SEPTEMBER 30, 2022	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION[1]
Overlay A Portfolio Class 1	-17.76%	-21.17%	0.53%	4.02%	4.38%
Return after taxes on Distributions[2]	-17.76%	-23.16%	-0.32%	3.26%	3.56%
Return after taxes on Distributions and sale of shares[2]	-10.51%	-10.30%	0.60%	3.19%	3.45%

Overlay A Portfolio Class 2	-17.67%	-21.02%	0.71%	4.22%	4.58%
Return after taxes on Distributions[2]	-17.67%	-23.06%	-0.19%	3.42%	3.71%
Return after taxes on Distributions and sale of shares[2]	-10.46%	-10.18%	0.74%	3.35%	3.61%
Composite Benchmark	-18.22%	-17.21%	4.41%	6.71%	7.46%
Prior Composite Benchmark[3]	-18.97%	-18.32%	3.84%	6.18%	6.99%
S&P 500 Index	-20.20%	-15.47%	9.24%	11.70%	12.34%

Tax-Aware Overlay A Portfolio Class 1	-17.90%	-21.15%	0.53%	4.29%	4.27%
Return after taxes on Distributions[2]	-17.90%	-22.89%	-0.28%	3.60%	3.65%
Return after taxes on Distributions and sale of shares[2]	-10.60%	-10.53%	0.55%	3.41%	3.44%

Tax-Aware Overlay A Portfolio Class 2	-17.80%	-20.98%	0.73%	4.51%	4.48%
Return after taxes on Distributions[2]	-17.80%	-22.75%	-0.13%	3.76%	3.82%
Return after taxes on Distributions and sale of shares[2]	-10.54%	-10.40%	0.70%	3.58%	3.61%
Composite Benchmark	-18.41%	-17.55%	4.35%	6.65%	7.44%
Prior Composite Benchmark[3]	-18.47%	-17.80%	4.07%	6.41%	7.19%
S&P 500 Index	-20.20%	-15.47%	9.24%	11.70%	12.34%

The current prospectus fee table shows the total annual operating expense ratios for Class 1 and Class 2 shares as 1.51% and 1.31% for Overlay A, and 1.48% and 1.28% for Tax-Aware Overlay A. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein funds. Total returns and average annual returns are therefore the same. The Portfolios are not standalone Portfolios and are used only in conjunction with globally diversified Private Client portfolios.

1	Inception date: 2/8/2010.

2	After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

3	Prior to February 28, 2022, the Portfolios’ Composite Benchmarks were as follows: Overlay A, 44% Russell 3000, 29.4% MSCI ACWI ex USA IMI (net), 6.6% MSCI ACWI Commodity Producers (net), 10% Bloomberg US Aggregate Bond, 10% Bloomberg Global Aggregate Bond (USD hedged); Tax-Aware Overlay A, 44.2% Russell 3000, 29.5% MSCI ACWI ex USA IMI (net), 6.3% MSCI ACWI Commodity Producers (net), 20% Bloomberg US Aggregate Bond.

See Disclosures, Risks and Note About Historical Performance on pages 5-10.

(Historical Performance continued on next page)

2022 Annual Report	11

Historical Performance (continued from previous page)

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH SEPTEMBER 30, 2022	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION[1]
Overlay B Portfolio Class 1	-12.75%	-16.10%	0.51%	2.33%	3.12%
Return after taxes on Distributions[2]	-12.75%	-19.87%	-1.33%	0.68%	1.65%
Return after taxes on Distributions and sale of shares[2]	-7.55%	-7.89%	-0.04%	1.31%	2.01%

Overlay B Portfolio Class 2[3]	-12.71%	-15.91%	0.65%	2.49%	3.27%
Return after taxes on Distributions[2]	-12.71%	-19.73%	-1.24%	0.78%	1.76%
Return after taxes on Distributions and sale of shares[2]	-7.53%	-7.78%	0.05%	1.41%	2.11%
Composite Benchmark	-11.81%	-13.25%	2.32%	3.35%	4.27%
Prior Composite Benchmark[4]	-13.57%	-15.46%	1.55%	2.61%	3.69%
Bloomberg Global Aggregate Bond Index (USD hedged)	-7.49%	-12.05%	0.32%	1.69%	2.41%

Tax-Aware Overlay B Portfolio Class 1	-9.87%	-12.95%	0.82%	2.48%	3.10%
Return after taxes on Distributions[2]	-9.87%	-14.61%	0.08%	1.72%	2.43%
Return after taxes on Distributions and sale of shares[2]	-5.85%	-6.65%	0.79%	1.97%	2.48%

Tax-Aware Overlay B Portfolio Class 2	-9.85%	-12.78%	0.98%	2.64%	3.25%
Return after taxes on Distributions[2]	-9.85%	-14.45%	0.23%	1.86%	2.57%
Return after taxes on Distributions and sale of shares[2]	-5.83%	-6.51%	0.92%	2.11%	2.62%
Composite Benchmark	-9.86%	-11.40%	2.74%	3.59%	4.43%
Prior Composite Benchmark[4]	-9.89%	-11.51%	2.64%	3.50%	4.34%
Bloomberg 5-Year GO Municipal Bond Index	-2.98%	-7.76%	0.50%	1.12%	1.80%

The current prospectus fee table shows the total annual operating expense ratios for Class 1 and Class 2 shares as 0.91% and 0.76% for Overlay B and 0.87% and 0.72% for Tax-Aware Overlay B. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein funds. Total returns and average annual returns are therefore the same. The Portfolios are not standalone Portfolios and are used only in conjunction with globally diversified Private Client portfolios.

1	Inception date: 2/8/2010.

2	After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

3	The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the Financial Highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	Prior to February 28, 2022, the Portfolios’ Composite Benchmarks were as follows: Overlay B, 15.9% Russell 3000, 10.8% MSCI ACWI ex USA IMI (net), 3.3% MSCI ACWI Commodity Producers (net), 24.5% Bloomberg US Aggregate Bond, 24.5% Bloomberg Global Aggregate Bond (USD hedged), 21% Bloomberg 1-10 Year US TIPS; Tax-Aware Overlay B, 17.9% Russell 3000, 12.1% MSCI ACWI ex USA IMI (net), 42% Bloomberg 1-10 Year Municipal Bond, 28% Bloomberg 1-10 Year US TIPS.

See Disclosures, Risks and Note About Historical Performance on pages 5-10.

(Historical Performance continued on next page)

12	Sanford C. Bernstein Fund, Inc.

Historical Performance (continued from previous page)

	TOTAL RETURNS		AVERAGE ANNUAL TOTAL RETURNS
THROUGH SEPTEMBER 30, 2022	PAST SIX MONTHS	PAST 12 MONTHS	PAST FIVE YEARS	PAST 10 YEARS	SINCE INCEPTION[1]
Tax-Aware Overlay C Portfolio Class 1	-9.76%	-12.84%	0.66%	2.33%	2.97%
Return after taxes on Distributions[2]	-9.76%	-14.82%	-0.16%	1.52%	2.25%
Return after taxes on Distributions and sale of shares[2]	-5.78%	-6.53%	0.61%	1.80%	2.34%

Tax-Aware Overlay C Portfolio Class 2[3]	-9.74%	-12.75%	0.80%	2.48%	3.12%
Return after taxes on Distributions[2]	-9.74%	-14.75%	-0.04%	1.66%	2.39%
Return after taxes on Distributions and sale of shares[2]	-5.77%	-6.44%	0.74%	1.94%	2.47%
Composite Benchmark	-9.86%	-11.40%	2.74%	3.59%	4.43%
Prior Composite Benchmark[4]	-9.85%	-11.38%	2.77%	3.61%	4.45%
Bloomberg 5-Year GO Municipal Bond Index	-2.98%	-7.76%	0.50%	1.12%	1.80%

Tax-Aware Overlay N Portfolio Class 1	-10.07%	-13.16%	0.56%	2.33%	2.94%
Return after taxes on Distributions[2]	-10.07%	-14.70%	-0.16%	1.57%	2.25%
Return after taxes on Distributions and sale of shares[2]	-5.96%	-6.84%	0.57%	1.83%	2.32%

Tax-Aware Overlay N Portfolio Class 2	-10.05%	-13.08%	0.70%	2.48%	3.09%
Return after taxes on Distributions[2]	-10.05%	-14.63%	-0.03%	1.71%	2.39%
Return after taxes on Distributions and sale of shares[2]	-5.95%	-6.75%	0.70%	1.96%	2.46%
Composite Benchmark	-9.86%	-11.40%	2.74%	3.59%	4.43%
Prior Composite Benchmark[4]	-9.85%	-11.38%	2.77%	3.61%	4.45%
Bloomberg 5-Year GO Municipal Bond Index	-2.98%	-7.76%	0.50%	1.12%	1.80%

The current prospectus fee table shows the total annual operating expense ratios for Class 1 and Class 2 shares as 0.91% and 0.76% for Tax-Aware Overlay C and 0.93% and 0.78% for Tax-Aware Overlay N. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights section since they are based on different time periods.

There are no sales charges associated with an investment in the Bernstein funds. Total returns and average annual returns are therefore the same. The Portfolios are not standalone Portfolios and are used only in conjunction with globally diversified Private Client portfolios.

1	Inception date: 2/8/2010.

2	After-tax returns are an estimate, which is based on the highest historical individual federal marginal income-tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor’s tax situation and are likely to differ from those shown, and are not relevant to investors who hold Portfolio shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

3	The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the Financial Highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	Prior to February 28, 2022, the Portfolios’ Composite Benchmark was 19.3% Russell 3000, 10.7% MSCI ACWI ex USA IMI (net), 28% Bloomberg 1-10 Year US TIPS, 42% Bloomberg 1-10 Year Municipal Bond.

See Disclosures, Risks and Note About Historical Performance on pages 5-10.

(Historical Performance continued on next page)

2022 Annual Report	13

Historical Performance (continued from previous page)

Overlay A Class 1 Shares	Tax-Aware Overlay B Class 1 Shares
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

Tax-Aware Overlay A Class 1 Shares	Tax-Aware Overlay C Class 1 Shares
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

Overlay B Class 1 Shares	Tax-Aware Overlay N Class 1 Shares
Growth of a $25,000 Investment in the Portfolio	Growth of a $25,000 Investment in the Portfolio

Each chart illustrates the total value of an assumed $25,000 investment as compared to the performance of each Portfolio’s respective benchmark, composite benchmark and prior composite benchmark for the 10-year period ended September 30, 2022.

See Disclosures, Risks and Note About Historical Performance on pages 5-10.

14	Sanford C. Bernstein Fund, Inc.

Expense Example—September 30, 2022 (Unaudited)

Fund Expenses—As a shareholder of a Portfolio, you incur various ongoing costs, including management fees and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses—The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes—The second line of the table below provides information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	BEGINNING ACCOUNT VALUE APRIL 1, 2022	ENDING ACCOUNT VALUE SEPTEMBER 30, 2022	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*	TOTAL EXPENSES PAID DURING PERIOD+	TOTAL ANNUALIZED EXPENSE RATIO+
Overlay A
Class 1
Actual	$1,000	$822.40	$3.84	0.84%	$5.35	1.17%
Hypothetical**	$1,000	$1,020.86	$4.26	0.84%	$5.92	1.17%
Class 2
Actual	$1,000	$823.30	$2.93	0.64%	$4.43	0.97%
Hypothetical**	$1,000	$1,021.86	$3.24	0.64%	$4.91	0.97%

Tax-Aware Overlay A
Class 1
Actual	$1,000	$821.00	$3.79	0.83%	$5.30	1.16%
Hypothetical**	$1,000	$1,020.91	$4.20	0.83%	$5.87	1.16%
Class 2
Actual	$1,000	$822.00	$2.88	0.63%	$4.38	0.96%
Hypothetical**	$1,000	$1,021.91	$3.19	0.63%	$4.86	0.96%

Overlay B
Class 1
Actual	$1,000	$872.50	$3.76	0.80%	$3.99	0.85%
Hypothetical**	$1,000	$1,021.06	$4.05	0.80%	$4.31	0.85%
Class 2
Actual	$1,000	$872.90	$3.05	0.65%	$3.29	0.70%
Hypothetical**	$1,000	$1,021.81	$3.29	0.65%	$3.55	0.70%

Tax-Aware Overlay B
Class 1
Actual	$1,000	$901.30	$3.96	0.83%	$4.10	0.86%
Hypothetical**	$1,000	$1,020.91	$4.20	0.83%	$4.36	0.86%
Class 2
Actual	$1,000	$901.50	$3.24	0.68%	$3.38	0.71%
Hypothetical**	$1,000	$1,021.66	$3.45	0.68%	$3.60	0.71%

Tax-Aware Overlay C
Class 1
Actual	$1,000	$902.40	$4.10	0.86%	$4.24	0.89%
Hypothetical**	$1,000	$1,020.76	$4.36	0.86%	$4.51	0.89%
Class 2
Actual	$1,000	$902.60	$3.39	0.71%	$3.53	0.74%
Hypothetical**	$1,000	$1,021.51	$3.60	0.71%	$3.75	0.74%

2022 Annual Report	15

Expense Example—September 30, 2022 (Unaudited) (continued)

	BEGINNING ACCOUNT VALUE APRIL 1, 2022	ENDING ACCOUNT VALUE SEPTEMBER 30, 2022	EXPENSES PAID DURING PERIOD*	ANNUALIZED EXPENSE RATIO*	TOTAL EXPENSES PAID DURING PERIOD+	TOTAL ANNUALIZED EXPENSE RATIO+
Tax-Aware Overlay N
Class 1
Actual	$1,000	$899.30	$4.19	0.88%	$4.33	0.91%
Hypothetical**	$1,000	$1,020.66	$4.46	0.88%	$4.61	0.91%
Class 2
Actual	$1,000	$899.50	$3.48	0.73%	$3.62	0.76%
Hypothetical**	$1,000	$1,021.41	$3.70	0.73%	$3.85	0.76%

*	Expenses are equal to the classes’ annualized expense ratios, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

**	Assumes 5% annual return before expenses.

+	In connection with the Portfolio’s investments in affiliated/unaffiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated/unaffiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses of the affiliated underlying portfolios. The Portfolio’s total expenses are equal to the classes’ annualized expense ratio plus the Portfolio’s pro rata share of the weighted average expense ratio of the affiliated/unaffiliated underlying portfolios in which it invests, multiplied by the average account value over the period, multiplied by 183/365 (to reflect the one-half year period).

16	Sanford C. Bernstein Fund, Inc.

Portfolio Summary—September 30, 2022 (Unaudited)

PORTFOLIO BREAKDOWN[1]	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO
Global Equity
US	20.3%	20.6%
Developed International	6.1%	6.2%
Emerging Markets	3.0%	3.0%

Real Assets	6.7%	6.5%

Global Bond
US	31.4%	35.9%
Developed International	11.5%	0.0%

PORTFOLIO BREAKDOWN[1]	OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY B PORTFOLIO
Global Equity
US	6.9%	9.0%
Developed International	2.2%	3.0%
Emerging Markets	1.0%	1.3%

Global Credit
Investment Grade	11.0%	0.0%

Real Assets	3.3%	0.0%

Global Bond
US	42.9%	89.2%
Developed International	14.8%	0.0%

Linkers	26.4%	0.0%

PORTFOLIO BREAKDOWN[1]	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO
Global Equity
US	9.0%	9.1%
Developed International	2.9%	3.0%
Emerging Markets	1.4%	1.4%

Global Bond
US	93.5%	94.4%

1	All data are as of September 30, 2022. The Portfolio’s portfolio breakdown includes derivative exposure and is expressed as approximate percentages of the Portfolio’s total net assets, based on the Adviser’s internal classification. The percentages will vary over time, and the total of the percentages may be less than or greater than 100% in light of the leveraging effect of the derivative transactions.

2022 Annual Report	17

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Overlay A Portfolio

September 30, 2022

Company	Shares	U.S. $ Value

COMMON STOCKS–49.1%

Information Technology–12.7%
Communications Equipment–0.0%
Ciena Corp.(a)	5,240	$211,853
Lumentum Holdings, Inc.(a)	6,340	434,734

		646,587

Electronic Equipment, Instruments & Components–0.4%
Avnet, Inc.	10,320	372,758
Belden, Inc.	5,853	351,297
CDW Corp./DE	29,175	4,553,634
Littelfuse, Inc.	1,440	286,114
Novanta, Inc.(a)	3,550	410,558

		5,974,361

IT Services–2.1%
DigitalOcean Holdings, Inc.(a)	7,463	269,937
Flywire Corp.(a)	14,315	328,672
Genpact Ltd.	7,766	339,918
MongoDB, Inc.(a)	1,330	264,085
PayPal Holdings, Inc.(a)	64,717	5,570,192
Shift4 Payments, Inc.–Class A(a)	7,848	350,099
Visa, Inc.–Class A	117,118	20,806,013

		27,928,916

Semiconductors & Semiconductor Equipment–2.1%
Analog Devices, Inc.	22,730	3,167,198
Entegris, Inc.	5,038	418,255
KLA Corp.	12,885	3,899,388
Kulicke & Soffa Industries, Inc.	4,916	189,413
Lattice Semiconductor Corp.(a)	8,725	429,357
MACOM Technology Solutions Holdings, Inc.(a)	7,768	402,305
Monolithic Power Systems, Inc.	670	243,478
NVIDIA Corp.	55,785	6,771,741
NXP Semiconductors NV	42,888	6,326,409
ON Semiconductor Corp.(a)	8,606	536,412
QUALCOMM, Inc.	50,384	5,692,384
Synaptics, Inc.(a)	896	88,713

		28,165,053

Software–5.7%
ACI Worldwide, Inc.(a)	19,710	411,939
Adobe, Inc.(a)	19,787	5,445,382
Autodesk, Inc.(a)	22,119	4,131,829
CommVault Systems, Inc.(a)	7,020	372,341
Five9, Inc.(a)	5,440	407,891
Freshworks, Inc.–Class A(a)	18,891	245,016
HubSpot, Inc.(a)	700	189,084
Manhattan Associates, Inc.(a)	4,081	542,895
Microsoft Corp.(b)	185,114	43,113,051
Monday.com Ltd.(a)	2,519	285,504

Company	Shares	U.S. $ Value
NortonLifeLock, Inc.	337,596	$6,799,183
Oracle Corp.	166,673	10,178,720
Samsara, Inc.–Class A(a)	25,327	305,697
ServiceNow, Inc.(a)	8,665	3,271,991
Smartsheet, Inc.–Class A(a)	10,615	364,731
Varonis Systems, Inc.(a)	7,734	205,106

		76,270,360

Technology Hardware, Storage & Peripherals–2.4%
Apple, Inc.(b)	206,043	28,475,143
Change Healthcare, Inc.(a)	22,720	624,573
Western Digital Corp.(a)	100,861	3,283,025

		32,382,741

		171,368,018

Health Care–8.1%
Biotechnology–1.3%
ADC Therapeutics SA(a)	7,503	36,164
Arcus Biosciences, Inc.(a)	5,340	139,694
Arrowhead Pharmaceuticals, Inc.(a)	4,820	159,301
Ascendis Pharma A/S (ADR)(a)	1,592	164,390
Blueprint Medicines Corp.(a)	2,956	194,771
Coherus Biosciences, Inc.(a)	14,655	140,835
Erasca, Inc.(a)	9,707	75,715
Intellia Therapeutics, Inc.(a)	3,020	168,999
Karuna Therapeutics, Inc.(a)	1,040	233,927
Legend Biotech Corp. (ADR)(a)	3,629	148,063
Regeneron Pharmaceuticals, Inc.(a)	6,263	4,314,393
Ultragenyx Pharmaceutical, Inc.(a)	3,633	150,443
Vertex Pharmaceuticals, Inc.(a)	36,981	10,707,479
Vir Biotechnology, Inc.(a)	5,534	106,695

		16,740,869

Health Care Equipment & Supplies–1.7%
Align Technology, Inc.(a)	8,966	1,856,948
AtriCure, Inc.(a)	10,560	412,896
Edwards Lifesciences Corp.(a)	55,445	4,581,420
Envista Holdings Corp.(a)	14,110	462,949
Insulet Corp.(a)	885	203,019
Integra LifeSciences Holdings Corp.(a)	9,140	387,170
iRhythm Technologies, Inc.(a)	3,120	390,874
Lantheus Holdings, Inc.(a)	6,350	446,596
Medtronic PLC	106,314	8,584,855
Silk Road Medical, Inc.(a)	8,605	387,225
Zimmer Biomet Holdings, Inc.	45,561	4,763,403

		22,477,355

Health Care Providers & Services–2.7%
Acadia Healthcare Co., Inc.(a)	7,170	560,551
Elevance Health, Inc.	21,535	9,782,058
Guardant Health, Inc.(a)	4,079	219,573
Inari Medical, Inc.(a)	5,278	383,394
Pediatrix Medical Group, Inc.(a)	23,820	393,268
R1 RCM, Inc.(a)	24,681	457,339
UnitedHealth Group, Inc.	49,209	24,852,513

		36,648,696

18	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value
Life Sciences Tools & Services–0.5%
ICON PLC(a)	1,501	$275,854
IQVIA Holdings, Inc.(a)	32,322	5,854,807
Repligen Corp.(a)	2,291	428,669
Syneos Health, Inc.(a)	7,920	373,428

		6,932,758

Pharmaceuticals–1.9%
Intra-Cellular Therapies, Inc.(a)	4,640	215,899
Johnson & Johnson	38,865	6,348,987
Roche Holding AG (Sponsored ADR)	305,844	12,423,383
Zoetis, Inc.	47,339	7,019,900

		26,008,169

		108,807,847

Financials–6.1%
Banks–2.6%
Bank of America Corp.	337,284	10,185,977
Comerica, Inc.	8,690	617,859
First BanCorp./Puerto Rico	39,420	539,266
First Citizens BancShares, Inc./NC–Class A	925	737,623
First Hawaiian, Inc.	22,400	551,712
Pinnacle Financial Partners, Inc.	5,040	408,744
PNC Financial Services Group, Inc. (The)	39,753	5,939,893
Synovus Financial Corp.	12,784	479,528
Texas Capital Bancshares, Inc.(a)	8,585	506,772
Webster Financial Corp.	9,732	439,886
Wells Fargo & Co.	342,498	13,775,270
Wintrust Financial Corp.	6,460	526,813
Zions Bancorp NA	11,661	593,078

		35,302,421

Capital Markets–2.0%
Ares Management Corp.–Class A	5,913	366,310
Charles Schwab Corp. (The)	60,051	4,315,865
Goldman Sachs Group, Inc. (The)	43,317	12,694,047
LPL Financial Holdings, Inc.	40,610	8,872,473
Moelis & Co.–Class A	9,872	333,772
PJT Partners, Inc.–Class A	4,670	312,050
Stifel Financial Corp.	9,775	507,420

		27,401,937

Insurance–1.4%
American Financial Group, Inc./OH	3,622	445,252
Hanover Insurance Group, Inc. (The)	3,570	457,460
Kemper Corp.	7,730	318,940
Kinsale Capital Group, Inc.	2,144	547,620
Progressive Corp. (The)	77,017	8,950,146
Reinsurance Group of America, Inc.	1,628	204,819
Selective Insurance Group, Inc.	5,284	430,118
Trupanion, Inc.(a)	5,030	298,933
Willis Towers Watson PLC	35,280	7,089,163

		18,742,451

Company	Shares	U.S. $ Value
Thrifts & Mortgage Finance–0.1%
BankUnited, Inc.	12,660	$432,592

		81,879,401

Industrials–5.3%
Aerospace & Defense–0.9%
Axon Enterprise, Inc.(a)	4,672	540,784
Curtiss-Wright Corp.	2,900	403,564
Hexcel Corp.	5,900	305,148
Howmet Aerospace, Inc.	13,200	408,276
Raytheon Technologies Corp.	124,825	10,218,175
Spirit AeroSystems Holdings, Inc.–Class A	14,750	323,320

		12,199,267

Airlines–0.0%
Alaska Air Group, Inc.(a)	8,460	331,209

Building Products–0.5%
Armstrong World Industries, Inc.	4,120	326,427
Carlisle Cos., Inc.	2,170	608,490
Masonite International Corp.(a)	5,147	366,930
Otis Worldwide Corp.	83,204	5,308,415

		6,610,262

Commercial Services & Supplies–0.1%
ADT, Inc.	55,920	418,841
MillerKnoll, Inc.	3,185	49,686
Tetra Tech, Inc.	3,580	460,137

		928,664

Construction & Engineering–0.7%
AECOM	130,140	8,897,672
Arcosa, Inc.	9,490	542,638
Dycom Industries, Inc.(a)	3,630	346,774
Fluor Corp.(a)	6,431	160,067
WillScot Mobile Mini Holdings Corp.(a)	8,730	352,081

		10,299,232

Electrical Equipment–1.1%
AMETEK, Inc.	3,306	374,933
Eaton Corp. PLC	60,738	8,100,020
Regal Rexnord Corp.	48,204	6,765,913
Sensata Technologies Holding PLC	9,160	341,485

		15,582,351

Machinery–0.2%
IDEX Corp.	1,940	387,709
Ingersoll Rand, Inc.	8,590	371,603
ITT, Inc.	5,580	364,597
Middleby Corp. (The)(a)	3,040	389,637
Oshkosh Corp.	4,390	308,573
Timken Co. (The)	6,810	402,063

		2,224,182

2022 Annual Report	19

Schedule of Investments (continued)

Company	Shares	U.S. $ Value
Marine–0.1%
Kirby Corp.(a)	6,920	$420,528
Star Bulk Carriers Corp.	18,470	322,856

		743,384

Professional Services–0.5%
Booz Allen Hamilton Holding Corp.	49,814	4,600,323
FTI Consulting, Inc.(a)	694	115,003
Korn Ferry	4,300	201,885
Robert Half International, Inc.	27,959	2,138,863

		7,056,074

Road & Rail–1.1%
CSX Corp.	321,391	8,561,856
Knight-Swift Transportation Holdings, Inc.	122,624	5,999,992
TFI International, Inc.	4,260	385,445
XPO Logistics, Inc.(a)	12,220	544,035

		15,491,328

Trading Companies & Distributors–0.1%
Herc Holdings, Inc.	4,230	439,413
SiteOne Landscape Supply, Inc.(a)	3,550	369,697

		809,110

		72,275,063

Consumer Discretionary–5.2%
Auto Components–0.3%
Dana, Inc.	21,032	240,396
Goodyear Tire & Rubber Co. (The)(a)	291,479	2,941,023

		3,181,419

Automobiles–0.2%
Stellantis NV	263,046	3,114,465

Distributors–0.1%
Pool Corp.	1,630	518,682

Hotels, Restaurants & Leisure–0.5%
Booking Holdings, Inc.(a)	3,043	5,000,288
Dine Brands Global, Inc.	6,080	386,445
Hilton Grand Vacations, Inc.(a)	9,080	298,641
Papa John’s International, Inc.	5,140	359,851
Planet Fitness, Inc.–Class A(a)	8,414	485,151
Scientific Games Corp./DE–Class A(a)	3,469	148,751
Vail Resorts, Inc.	2,090	450,688

		7,129,815

Household Durables–0.1%
KB Home	11,670	302,487
NVR, Inc.(a)	73	291,057
PulteGroup, Inc.	12,750	478,125
Taylor Morrison Home Corp.(a)	10,623	247,728
TopBuild Corp.(a)	1,927	317,531

		1,636,928

Company	Shares	U.S. $ Value
Internet & Direct Marketing Retail–1.8%
Amazon.com, Inc.(a)(b)	193,720	$21,890,360
Etsy, Inc.(a)	21,177	2,120,453

		24,010,813

Multiline Retail–0.0%
Driven Brands Holdings, Inc.(a)	7,180	200,896

Specialty Retail–1.7%
AutoZone, Inc.(a)	3,718	7,963,696
Dynatrace, Inc.(a)	12,020	418,416
Five Below, Inc.(a)	2,558	352,160
Floor & Decor Holdings, Inc.–Class A(a)	4,650	326,709
Home Depot, Inc. (The)	45,287	12,496,495
Lithia Motors, Inc.	1,645	352,935
National Vision Holdings, Inc.(a)	12,336	402,770
Sally Beauty Holdings, Inc.(a)	27,175	342,405
Williams-Sonoma, Inc.	3,245	382,423

		23,038,009

Textiles, Apparel & Luxury Goods–0.5%
Carter’s, Inc.	5,850	383,351
NIKE, Inc.–Class B	69,803	5,802,025
Ralph Lauren Corp.	5,480	465,416
Tapestry, Inc.	14,120	401,432

		7,052,224

		69,883,251

Communication Services–4.7%
Diversified Telecommunication Services–0.6%
Comcast Corp.–Class A	266,392	7,813,277

Entertainment–0.5%
Walt Disney Co. (The)(a)	71,726	6,765,914

Interactive Media & Services–2.9%
Alphabet, Inc.–Class C(a)	315,163	30,302,923
Meta Platforms, Inc.–Class A(a)	65,168	8,841,994

		39,144,917

Media–0.0%
Criteo SA (Sponsored ADR)(a)	16,026	433,183

Wireless Telecommunication Services–0.7%
T-Mobile US, Inc.(a)	70,344	9,438,054

		63,595,345

Consumer Staples–2.6%
Beverages–1.0%
Coca-Cola Co. (The)	160,754	9,005,439
Constellation Brands, Inc.–Class A	20,264	4,654,236

		13,659,675

Food & Staples Retailing–1.2%
Costco Wholesale Corp.	10,666	5,037,232

20	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value
Grocery Outlet Holding Corp.(a)	12,970	$431,771
Walmart, Inc.	89,356	11,589,473

		17,058,476

Food Products–0.1%
Hain Celestial Group, Inc. (The)(a)	18,907	319,150
Nomad Foods Ltd.(a)	26,324	373,801

		692,951

Household Products–0.3%
Procter & Gamble Co., (The)	33,197	4,191,121

		35,602,223

Energy–1.7%
Energy Equipment & Services–0.4%
Baker Hughes Co.	196,116	4,110,591
Cactus, Inc.–Class A	8,160	313,589
Helmerich & Payne, Inc.	9,600	354,912
Patterson-UTI Energy, Inc.	27,450	320,616

		5,099,708

Oil, Gas & Consumable Fuels–1.3%
Cameco Corp.	15,890	421,244
Chevron Corp.	37,177	5,341,219
EOG Resources, Inc.	85,999	9,608,668
HF Sinclair Corp.	8,475	456,294
Magnolia Oil & Gas Corp.–Class A	21,080	417,595
Matador Resources Co.	9,080	444,194
Ovintiv, Inc.	9,890	454,940
Targa Resources Corp.	3,340	201,536

		17,345,690

		22,445,398

Utilities–1.1%
Electric Utilities–1.1%
American Electric Power Co., Inc.	76,429	6,607,287
IDACORP, Inc.	6,141	608,020
NextEra Energy, Inc.	87,401	6,853,113

		14,068,420

Gas Utilities–0.0%
Southwest Gas Holdings, Inc.(a)	4,960	345,960

		14,414,380

Real Estate–0.9%
Equity Real Estate Investment Trusts (REITs)–0.9%
American Tower Corp.	20,542	4,410,367
Broadstone Net Lease, Inc.–Class A	18,780	291,653
Camden Property Trust	4,178	499,062
Cousins Properties, Inc.	12,337	288,069
CubeSmart	12,651	506,799
Mid-America Apartment Communities, Inc.	17,137	2,657,435
Physicians Realty Trust	34,406	517,466

Company		Shares	U.S. $ Value
Prologis, Inc.		32,186	$3,270,098
Safehold, Inc.		7,115	188,263
STAG Industrial, Inc.		9,230	262,409

			12,891,621

Materials–0.7%
Chemicals–0.6%
FMC Corp.		3,910	413,287
Huntsman Corp.		17,100	419,634
Innospec, Inc.		3,150	269,860
Linde PLC		27,707	7,469,530

			8,572,311

Containers & Packaging–0.0%
Berry Global Group, Inc.(a)		12,230	569,062

Metals & Mining–0.1%
ATI, Inc.(a)		17,330	461,151
Reliance Steel & Aluminum Co.		2,043	356,320

			817,471

			9,958,844

Capital Goods–0.0%
Electrical Components & Equipment–0.0%
Vertiv Holdings Co.		53,390	518,951

Total Common Stocks (cost $497,775,998)			663,640,342

INVESTMENT COMPANIES–36.9%
Funds and Investment Trusts–36.9%(c)(d)
AB All Market Real Return Portfolio–Class Z		10,497,447	90,173,066
AB International Small Cap Portfolio–Class Z		7,466,504	66,675,883
Bernstein International Strategic Equities Portfolio–Class Z		29,198,756	280,892,036
Bernstein Small Cap Core Portfolio–Class Z		2,102,978	24,016,013
Sanford C Bernstein Fund, Inc.–Emerging Markets Portfolio–Class Z		1,689,709	36,869,453

Total Investment Companies (cost $528,967,298)			498,626,451

	Notional Amount

OPTIONS PURCHASED—PUTS–3.3%
Options on Equity Indices–3.3%
Euro STOXX 50 Index Expiration: Jul 2023; Contracts: 15,040; Exercise Price: EUR 2,800.00; Counterparty: UBS AG(a)	EUR	42,112,000	2,094,040

2022 Annual Report	21

Schedule of Investments (continued)

Company	Notional Amount		U.S. $ Value
Euro STOXX 50 Index Expiration: Jul 2023; Contracts: 10,830; Exercise Price: EUR 2,800.00; Counterparty: UBS AG(a)	EUR	30,324,000	$1,507,876
FTSE 100 Index Expiration: Aug 2023; Contracts: 3,170; Exercise Price: GBP 6,000.00; Counterparty: UBS AG(a)	GBP	19,020,000	840,673
FTSE 100 Index Expiration: Aug 2023; Contracts: 2,360; Exercise Price: GBP 6,000.00; Counterparty: UBS AG(a)	GBP	14,160,000	625,864
Nikkei 225 Index Expiration: Sep 2023; Contracts: 184,000; Exercise Price: JPY 22,000.00; Counterparty: UBS AG(a)	JPY	4,048,000,000	1,348,885
Nikkei 225 Index Expiration: Sep 2023; Contracts: 135,000; Exercise Price: JPY 22,000.00; Counterparty: UBS AG(a)	JPY	2,970,000,000	989,670
S&P 500 Index Expiration: Jul 2023; Contracts: 115,300; Exercise Price: USD 3,250.00; Counterparty: UBS AG(a)	USD	374,725,000	21,596,880

Company	Notional Amount		U.S. $ Value
S&P 500 Index Expiration: Jul 2023; Contracts: 79,200; Exercise Price: USD 3,250.00; Counterparty: UBS AG(a)	USD	257,400,000	$14,834,977

Total Options Purchased—Puts (premiums paid $25,410,803)			43,838,865

		Shares

SHORT-TERM INVESTMENTS–13.2%
Investment Companies–13.2%
AB Fixed Income Shares, Inc.—Government Money Market Portfolio—Class AB, 2.58%(c)(d)(e) (cost $177,759,322)		177,759,322	177,759,322

Total Investments—102.5% (cost $1,229,913,421)			1,383,864,980

Other assets less liabilities—(2.5)%			(33,475,121)

Net Assets—100.0%			$1,350,389,859

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)

Purchased Contracts

10 Yr Australian Bond Futures	464	December 2022	$34,759,892	$(638,742)

10 Yr Japan Bond (OSE) Futures	68	December 2022	69,677,330	(251,663)

Euro Buxl 30 Yr Bond Futures	49	December 2022	7,042,013	(575,082)

Euro-BOBL Futures	183	December 2022	21,477,063	(654,800)

Euro-Bund Futures	155	December 2022	21,037,706	(907,283)

Hang Seng Index Futures	162	October 2022	17,758,881	(602,005)

Nikkei 225 (OSE) Futures	68	December 2022	12,187,660	(588,673)

OMXS 30 Index Futures	1,628	October 2022	26,845,684	(1,582,625)

U.S. T-Note 2 Yr (CBT) Futures	710	December 2022	145,827,344	(2,355,140)

U.S. T-Note 10 Yr (CBT) Futures	1,830	December 2022	205,074,375	(10,603,545)

U.S. Ultra Bond (CBT) Futures	502	December 2022	68,774,000	(6,615,723)

Sold Contracts

10 Yr Canadian Bond Futures	58	December 2022	5,189,286	3,969

E-Mini Russell 2000 Futures	410	December 2022	34,230,900	3,058,895

Euro STOXX 50 Index Futures	428	December 2022	13,905,147	(66,374)

FTSE 100 Index Futures	363	December 2022	28,024,996	1,576,247

22	Sanford C. Bernstein Fund, Inc.

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)

Long Gilt Futures	61	December 2022	$6,565,760	$587,304

MSCI Emerging Markets Futures	2,178	December 2022	94,906,350	9,466,671

MSCI Singapore IX ETS Futures	589	October 2022	11,509,337	58,955

S&P 400 E-Mini Futures	103	December 2022	22,744,460	2,158,287

S&P 500 E-Mini Futures	1,010	December 2022	181,875,750	15,598,807

S&P/TSX 60 Index Futures	410	December 2022	66,248,235	3,083,488

SPI 200 Futures	578	December 2022	59,764,865	3,442,843

TOPIX Index Futures	151	December 2022	19,155,393	(4,718)

				$13,589,093

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Bank of America, NA	USD	23,401	NZD	38,950	11/18/2022	$(1,598,811)

Bank of America, NA	CHF	53,328	USD	54,727	12/07/2022	347,600

Bank of America, NA	CHF	9,974	USD	10,124	12/07/2022	(46,743)

BNP Paribas SA	AUD	88,064	USD	60,749	10/20/2022	4,410,261

BNP Paribas SA	CAD	16,658	USD	12,778	10/27/2022	719,167

BNP Paribas SA	USD	9,453	CAD	12,988	10/27/2022	(51,143)

BNP Paribas SA	USD	27,414	NZD	44,294	11/18/2022	(2,619,966)

BNP Paribas SA	USD	2,087	CHF	1,996	12/07/2022	(52,096)

Citibank, NA	USD	39,830	CAD	52,470	10/27/2022	(1,847,880)

Citibank, NA	GBP	38,826	USD	44,820	11/17/2022	1,437,568

Citibank, NA	USD	11,786	GBP	11,004	11/17/2022	508,861

Citibank, NA	SEK	286,749	USD	26,106	12/01/2022	191,121

Credit Suisse International	USD	6,478	CAD	8,474	10/27/2022	(343,912)

Deutsche Bank AG	CAD	37,658	USD	29,458	10/27/2022	2,197,339

Goldman Sachs Bank USA	USD	2,460	CAD	3,162	10/27/2022	(170,659)

Goldman Sachs Bank USA	USD	2,858	SEK	32,425	12/01/2022	72,210

HSBC Bank USA	USD	45,452	CAD	58,401	10/27/2022	(3,176,616)

HSBC Bank USA	USD	24,306	JPY	3,495,669	12/02/2022	(7,900)

JPMorgan Chase Bank, NA	USD	22,622	AUD	33,498	10/20/2022	(1,191,222)

JPMorgan Chase Bank, NA	CAD	25,169	USD	19,564	10/27/2022	1,344,455

JPMorgan Chase Bank, NA	USD	12,887	NOK	133,197	12/01/2022	(640,768)

JPMorgan Chase Bank, NA	USD	41,322	JPY	5,922,817	12/02/2022	(153,044)

JPMorgan Chase Bank, NA	EUR	132,051	USD	129,150	12/08/2022	(867,787)

Morgan Stanley & Co., Inc.	AUD	4,045	USD	2,784	10/20/2022	196,207

Morgan Stanley & Co., Inc.	USD	81,359	AUD	117,069	10/20/2022	(6,463,666)

Morgan Stanley & Co., Inc.	CAD	39,064	USD	30,249	10/27/2022	1,971,158

Morgan Stanley & Co., Inc.	USD	60,276	CAD	78,847	10/27/2022	(3,199,857)

Morgan Stanley & Co., Inc.	GBP	45,129	USD	52,686	11/17/2022	2,261,054

Morgan Stanley & Co., Inc.	USD	14,779	GBP	12,911	11/17/2022	(352,637)

Morgan Stanley & Co., Inc.	NZD	5,715	USD	3,509	11/18/2022	310,456

Morgan Stanley & Co., Inc.	USD	8,945	NZD	15,877	11/18/2022	(58,066)

Morgan Stanley & Co., Inc.	USD	6,097	JPY	866,004	12/02/2022	(77,104)

2022 Annual Report	23

Schedule of Investments (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Morgan Stanley & Co., Inc.	CHF	6,687	USD	6,838	12/07/2022	$19,070

UBS AG	GBP	7,325	USD	8,671	11/17/2022	486,785

						$(6,446,565)

TOTAL RETURN SWAPS (see Note 3)
Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation

Morgan Stanley Capital Services LLC
Swiss Market Index Futures	0.00%	Maturity	CHF	205	12/16/2022	$(9,722)
Swiss Market Index Futures	0.00%	Maturity	CHF	4,001	12/16/2022	(300,525)
Swiss Market Index Futures	0.00%	Maturity	CHF	6,566	12/16/2022	(351,121)

						$(661,368)

(a)	Non-income producing security.
(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(c)	Affiliated investments.
(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(e)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

BOBL—Bundesobligationen

CBT—Chicago Board of Trade

ETS—Emission Trading Scheme

FTSE—Financial Times Stock Exchange

MSCI—Morgan Stanley Capital International

OMXS—Stockholm Stock Exchange

OSE—Osaka Securities Exchange

REIT—Real Estate Investment Trust

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

24	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay A Portfolio

September 30, 2022

Company	Shares	U.S. $ Value

COMMON STOCKS–50.4%

Information Technology–12.8%
Communications Equipment–0.0%
Ciena Corp.(a)	11,500	$464,945
Lumentum Holdings, Inc.(a)	13,890	952,437

		1,417,382

Electronic Equipment, Instruments & Components–0.4%
Avnet, Inc.	22,600	816,312
Belden, Inc.	12,814	769,096
CDW Corp./DE	50,750	7,921,060
Littelfuse, Inc.	3,171	630,046
Novanta, Inc.(a)	7,790	900,914

		11,037,428

IT Services–2.1%
DigitalOcean Holdings, Inc.(a)	16,368	592,031
Flywire Corp.(a)	31,405	721,059
Genpact Ltd.	118,346	5,180,004
MongoDB, Inc.(a)	2,920	579,795
PayPal Holdings, Inc.(a)	143,588	12,358,619
Shift4 Payments, Inc.–Class A(a)	17,224	768,363
Visa, Inc.–Class A	232,017	41,217,820

		61,417,691

Semiconductors & Semiconductor Equipment–2.1%
Analog Devices, Inc.	47,759	6,654,739
Entegris, Inc.	11,034	916,043
KLA Corp.	23,848	7,217,120
Kulicke & Soffa Industries, Inc.	10,782	415,430
Lattice Semiconductor Corp.(a)	19,146	942,175
MACOM Technology Solutions Holdings, Inc.(a)	17,040	882,502
Monolithic Power Systems, Inc.	1,480	537,832
NVIDIA Corp.	115,940	14,073,956
NXP Semiconductors NV	81,906	12,081,954
ON Semiconductor Corp.(a)	18,853	1,175,107
QUALCOMM, Inc.	125,306	14,157,072
Synaptics, Inc.(a)	1,974	195,446

		59,249,376

Software–5.7%
ACI Worldwide, Inc.(a)	43,130	901,417
Adobe, Inc.(a)	40,152	11,049,830
Autodesk, Inc.(a)	50,005	9,340,934
CommVault Systems, Inc.(a)	15,372	815,331
Five9, Inc.(a)	11,930	894,511
Freshworks, Inc.–Class A(a)	41,430	537,347
HubSpot, Inc.(a)	1,530	413,284
Manhattan Associates, Inc.(a)	8,939	1,189,155
Microsoft Corp.(b)	404,673	94,248,342
Monday.com Ltd.(a)	5,515	625,070

Company	Shares	U.S. $ Value
NortonLifeLock, Inc.	661,664	$13,325,913
Oracle Corp.	343,917	21,003,011
Samsara, Inc.–Class A(a)	55,540	670,368
ServiceNow, Inc.(a)	17,583	6,639,517
Smartsheet, Inc.–Class A(a)	23,270	799,557
Varonis Systems, Inc.(a)	16,975	450,177

		162,903,764

Technology Hardware, Storage & Peripherals–2.5%
Apple, Inc.(b)	470,477	65,019,922
Western Digital Corp.(a)	209,775	6,828,176

		71,848,098

		367,873,739

Health Care–8.4%
Biotechnology–1.3%
ADC Therapeutics SA(a)	16,438	79,231
Arcus Biosciences, Inc.(a)	11,720	306,595
Arrowhead Pharmaceuticals, Inc.(a)	10,580	349,669
Ascendis Pharma A/S (ADR)(a)	3,483	359,655
Blueprint Medicines Corp.(a)	6,479	426,901
Coherus Biosciences, Inc.(a)	32,146	308,923
Erasca, Inc.(a)	21,284	166,015
Intellia Therapeutics, Inc.(a)	6,620	370,455
Karuna Therapeutics, Inc.(a)	2,281	513,066
Legend Biotech Corp. (ADR)(a)	7,961	324,809
Regeneron Pharmaceuticals, Inc.(a)	18,141	12,496,791
Ultragenyx Pharmaceutical, Inc.(a)	7,976	330,286
Vertex Pharmaceuticals, Inc.(a)	76,708	22,210,034
Vir Biotechnology, Inc.(a)	12,136	233,982

		38,476,412

Health Care Equipment & Supplies–1.7%
Align Technology, Inc.(a)	18,514	3,834,434
AtriCure, Inc.(a)	23,160	905,556
Edwards Lifesciences Corp.(a)	158,589	13,104,209
Envista Holdings Corp.(a)	30,880	1,013,173
Insulet Corp.(a)	1,937	444,348
Integra LifeSciences Holdings Corp.(a)	20,030	848,471
iRhythm Technologies, Inc.(a)	6,840	856,915
Lantheus Holdings, Inc.(a)	13,920	978,993
Medtronic PLC	284,929	23,008,017
Silk Road Medical, Inc.(a)	18,866	848,970
Zimmer Biomet Holdings, Inc.	28,009	2,928,341

		48,771,427

Health Care Providers & Services–3.0%
Acadia Healthcare Co., Inc.(a)	15,690	1,226,644
Elevance Health, Inc.	41,453	18,829,611
Guardant Health, Inc.(a)	8,939	481,187
Inari Medical, Inc.(a)	11,574	840,735
Pediatrix Medical Group, Inc.(a)	52,120	860,501
R1 RCM, Inc.(a)	54,130	1,003,029
UnitedHealth Group, Inc.	123,201	62,221,433

		85,463,140

2022 Annual Report	25

Schedule of Investments (continued)

Company	Shares	U.S. $ Value
Health Care Technology–0.1%
Change Healthcare, Inc.(a)	49,710	$1,366,528

Life Sciences Tools & Services–0.4%
ICON PLC(a)	3,284	603,534
IQVIA Holdings, Inc.(a)	56,981	10,321,538
Repligen Corp.(a)	5,023	939,854
Syneos Health, Inc.(a)	17,410	820,881

		12,685,807

Pharmaceuticals–1.9%
Intra-Cellular Therapies, Inc.(a)	10,190	474,141
Johnson & Johnson	65,366	10,678,190
Pfizer, Inc.	35,952	1,573,259
Roche Holding AG (Sponsored ADR)	612,844	24,893,723
Viatris, Inc.	23,223	197,860
Zoetis, Inc.	105,826	15,692,938

		53,510,111

		240,273,425

Financials–6.1%
Banks–2.8%
Bank of America Corp.	899,292	27,158,618
Comerica, Inc.	19,010	1,351,611
First BanCorp./Puerto Rico	86,360	1,181,405
First Citizens BancShares, Inc./NC–Class A	2,030	1,618,783
First Hawaiian, Inc.	49,010	1,207,116
Pinnacle Financial Partners, Inc.	11,060	896,966
PNC Financial Services Group, Inc. (The)	76,507	11,431,676
Synovus Financial Corp.	27,978	1,049,455
Texas Capital Bancshares, Inc.(a)	18,803	1,109,941
Webster Financial Corp.	21,484	971,077
Wells Fargo & Co.	709,243	28,525,753
Wintrust Financial Corp.	14,150	1,153,933
Zions Bancorp NA	25,526	1,298,252

		78,954,586

Capital Markets–2.0%
Ares Management Corp.–Class A	12,976	803,863
Charles Schwab Corp. (The)	110,037	7,908,359
Goldman Sachs Group, Inc. (The)	80,038	23,455,136
LPL Financial Holdings, Inc.	102,751	22,449,039
Moelis & Co.–Class A	21,799	737,024
PJT Partners, Inc.–Class A	10,240	684,237
Stifel Financial Corp.	21,400	1,110,874

		57,148,532

Insurance–1.3%
American Financial Group, Inc./OH	7,933	975,204
Hanover Insurance Group, Inc. (The)	7,810	1,000,773
Kemper Corp.	16,920	698,119
Kinsale Capital Group, Inc.	4,707	1,202,262
Progressive Corp. (The)	154,573	17,962,928
Reinsurance Group of America, Inc.	3,539	445,242
Selective Insurance Group, Inc.	11,560	940,984
Trupanion, Inc.(a)	11,030	655,513
Willis Towers Watson PLC	67,350	13,533,309

		37,414,334

Company	Shares	U.S. $ Value
Thrifts & Mortgage Finance–0.0%
BankUnited, Inc.	27,722	$947,261

		174,464,713

Consumer Discretionary–5.5%
Auto Components–0.3%
Dana, Inc.	46,055	526,409
Goodyear Tire & Rubber Co. (The)(a)	620,054	6,256,345
Magna International, Inc.	19,870	942,235

		7,724,989

Automobiles–0.2%
Stellantis NV	500,972	5,931,508

Distributors–0.0%
Pool Corp.	3,580	1,139,192

Diversified Consumer Services–0.0%
ADT, Inc.	122,350	916,401

Hotels, Restaurants & Leisure–0.5%
Booking Holdings, Inc.(a)	6,004	9,865,833
Dine Brands Global, Inc.	13,310	845,984
Hilton Grand Vacations, Inc.(a)	19,960	656,484
Light & Wonder, Inc.(a)	7,593	325,588
Papa John’s International, Inc.	11,241	786,982
Planet Fitness, Inc.–Class A(a)	18,439	1,063,193
Vail Resorts, Inc.	4,590	989,787

		14,533,851

Household Durables–0.1%
KB Home	25,740	667,181
NVR, Inc.(a)	165	657,868
Taylor Morrison Home Corp.(a)	23,436	546,528
TopBuild Corp.(a)	4,227	696,525

		2,568,102

Internet & Direct Marketing Retail–1.8%
Amazon.com, Inc.(a)(b)	410,375	46,372,375
Etsy, Inc.(a)	48,547	4,861,011

		51,233,386

Multiline Retail–0.0%
Driven Brands Holdings, Inc.(a)	15,750	440,685

Specialty Retail–2.0%
AutoZone, Inc.(a)	9,578	20,515,406
Dynatrace, Inc.(a)	26,350	917,244
Five Below, Inc.(a)	5,622	773,981
Floor & Decor Holdings, Inc.–Class A(a)	10,190	715,949
Home Depot, Inc. (The)	111,512	30,770,621
Lithia Motors, Inc.	3,611	774,740
National Vision Holdings, Inc.(a)	27,057	883,411
Sally Beauty Holdings, Inc.(a)	59,730	752,598
Williams-Sonoma, Inc.	7,107	837,560

		56,941,510

Textiles, Apparel & Luxury Goods–0.6%
Carter’s, Inc.	12,810	839,439
Deckers Outdoor Corp.(a)	4,015	1,255,129
NIKE, Inc.–Class B	168,329	13,991,507

26	Sanford C. Bernstein Fund, Inc.

Company	Shares	U.S. $ Value
Ralph Lauren Corp.	12,000	$1,019,160
Tapestry, Inc.	30,910	878,771

		17,984,006

		159,413,630

Industrials–5.4%
Aerospace & Defense–0.9%
Axon Enterprise, Inc.(a)	10,253	1,186,785
Curtiss-Wright Corp.	6,360	885,058
Hexcel Corp.	12,930	668,740
Howmet Aerospace, Inc.	28,950	895,423
L3Harris Technologies, Inc.	7,139	1,483,698
Raytheon Technologies Corp.	232,490	19,031,631
Spirit AeroSystems Holdings, Inc.–Class A	32,290	707,797

		24,859,132

Airlines–0.0%
Alaska Air Group, Inc.(a)	18,510	724,667

Building Products–0.4%
Armstrong World Industries, Inc.	9,040	716,239
Carlisle Cos., Inc.	4,770	1,337,556
Masonite International Corp.(a)	11,256	802,440
Otis Worldwide Corp.	151,760	9,682,288

		12,538,523

Commercial Services & Supplies–0.0%
MillerKnoll, Inc.	6,945	108,342
Tetra Tech, Inc.	7,860	1,010,246

		1,118,588

Construction & Engineering–0.8%
AECOM	270,440	18,489,983
Arcosa, Inc.	20,770	1,187,628
Dycom Industries, Inc.(a)	7,960	760,419
Fluor Corp.(a)	13,944	347,066
WillScot Mobile Mini Holdings Corp.(a)	19,100	770,303

		21,555,399

Electrical Equipment–1.2%
AMETEK, Inc.	7,249	822,109
Eaton Corp. PLC	116,795	15,575,781
Regal Rexnord Corp.	109,866	15,420,792
Sensata Technologies Holding PLC	20,220	753,801
Vertiv Holdings Co.	116,840	1,135,685

		33,708,168

Industrial Conglomerates–0.1%
Honeywell International, Inc.	14,903	2,488,354

Machinery–0.2%
IDEX Corp.	4,250	849,362
Ingersoll Rand, Inc.	18,833	814,716
ITT, Inc.	12,250	800,415
Middleby Corp. (The)(a)	6,660	853,612
Oshkosh Corp.	9,640	677,596
Timken Co. (The)	14,890	879,106

		4,874,807

Company	Shares	U.S. $ Value
Marine–0.1%
Kirby Corp.(a)	15,140	$920,058
Star Bulk Carriers Corp.	40,430	706,716

		1,626,774

Professional Services–0.5%
Booz Allen Hamilton Holding Corp.	110,045	10,162,656
FTI Consulting, Inc.(a)	1,520	251,879
Korn Ferry	9,410	441,799
Robert Half International, Inc.	48,716	3,726,774

		14,583,108

Road & Rail–1.1%
CSX Corp.	642,991	17,129,280
Knight-Swift Transportation Holdings, Inc.	282,604	13,827,814
TFI International, Inc.	9,350	845,988
XPO Logistics, Inc.(a)	25,860	1,151,287

		32,954,369

Trading Companies & Distributors–0.1%
Herc Holdings, Inc.	9,260	961,929
SiteOne Landscape Supply, Inc.(a)	7,784	810,626
United Rentals, Inc.(a)	6,952	1,877,874

		3,650,429

		154,682,318

Communication Services–4.9%
Diversified Telecommunication Services–0.6%
Comcast Corp.–Class A	575,908	16,891,382

Entertainment–0.5%
Walt Disney Co. (The)(a)	150,733	14,218,644

Interactive Media & Services–3.1%
Alphabet, Inc.–Class C(a)	712,760	68,531,874
Meta Platforms, Inc.–Class A(a)(b)	141,383	19,182,845

		87,714,719

Media–0.0%
Criteo SA (Sponsored ADR)(a)	33,592	907,992

Wireless Telecommunication Services–0.7%
T-Mobile US, Inc.(a)	155,764	20,898,856

		140,631,593

Consumer Staples–2.8%
Beverages–0.9%
Coca-Cola Co. (The)	290,303	16,262,774
Constellation Brands, Inc.–Class A	40,703	9,348,665

		25,611,439

Food & Staples Retailing–1.1%
Costco Wholesale Corp.	20,535	9,698,064
Grocery Outlet Holding Corp.(a)	28,450	947,101
Walmart, Inc.	175,173	22,719,938

		33,365,103

2022 Annual Report	27

Schedule of Investments (continued)

Company	Shares	U.S. $ Value
Food Products–0.1%
Hain Celestial Group, Inc. (The)(a)	41,384	$698,562
Nomad Foods Ltd.(a)	57,651	818,644

		1,517,206

Household Products–0.7%
Procter & Gamble Co., (The)	154,390	19,491,738

		79,985,486

Energy–1.8%
Energy Equipment & Services–0.3%
Baker Hughes Co.	373,291	7,824,179
Cactus, Inc.–Class A	17,040	654,847
Helmerich & Payne, Inc.	21,040	777,849
Patterson-UTI Energy, Inc.	60,200	703,136

		9,960,011

Oil, Gas & Consumable Fuels–1.5%
Cameco Corp.	34,890	924,934
Chevron Corp.	102,193	14,682,068
ConocoPhillips	40,009	4,094,521
EOG Resources, Inc.	151,386	16,914,358
HF Sinclair Corp.	18,541	998,248
Magnolia Oil & Gas Corp.–Class A	46,130	913,835
Matador Resources Co.	19,920	974,486
Ovintiv, Inc.	21,690	997,740
Targa Resources Corp.	7,330	442,292
Valero Energy Corp.	19,488	2,082,293

		43,024,775

		52,984,786

Utilities–1.0%
Electric Utilities–1.0%
American Electric Power Co., Inc.	212,513	18,371,749
IDACORP, Inc.	13,554	1,341,982
NextEra Energy, Inc.	116,378	9,125,199

		28,838,930

Gas Utilities–0.0%
Southwest Gas Holdings, Inc.(a)	10,355	722,261

		29,561,191

Real Estate–1.0%
Equity Real Estate Investment Trusts (REITs)–1.0%
American Tower Corp.	31,475	6,757,682
Broadstone Net Lease, Inc.–Class A	41,210	639,991
Camden Property Trust	9,239	1,103,599
Cousins Properties, Inc.	25,999	607,077
CubeSmart	27,677	1,108,741
Mid-America Apartment Communities, Inc.	54,232	8,409,756
Physicians Realty Trust	75,280	1,132,211
Prologis, Inc.	79,995	8,127,492
Safehold, Inc.	15,596	412,670
STAG Industrial, Inc.	20,220	574,855

		28,874,074

Company		Shares	U.S. $ Value

Materials–0.7%
Chemicals–0.6%
FMC Corp.		8,590	$907,963
Huntsman Corp.		38,080	934,483
Innospec, Inc.		6,970	597,120
Linde PLC		52,111	14,048,604

			16,488,170

Containers & Packaging–0.0%
Berry Global Group, Inc.(a)		26,760	1,245,143

Metals & Mining–0.1%
ATI, Inc.(a)		37,930	1,009,317
Reliance Steel & Aluminum Co.		4,477	780,834

			1,790,151

			19,523,464

Consumer Durables & Apparel–0.0%
Homebuilding–0.0%
PulteGroup, Inc.		28,140	1,055,250

Total Common Stocks (cost $951,390,000)			1,449,323,669

INVESTMENT COMPANIES–37.6%
Funds and Investment Trusts–37.6%(c)(d)
AB All Market Real Return Portfolio–Class Z		21,708,947	186,479,851
AB International Small Cap Portfolio–Class Z		16,944,569	151,315,005
Bernstein International Strategic Equities Portfolio–Class Z		63,660,913	612,417,983
Bernstein Small Cap Core Portfolio–Class Z		4,598,305	52,512,639
Sanford C Bernstein Fund, Inc.–Emerging Markets Portfolio–Class Z		3,522,047	76,851,069

Total Investment Companies (cost $1,145,948,379)			1,079,576,547

	Notional Amount

OPTIONS PURCHASED—PUTS–3.3%
Options on Equity Indices–3.3%
Euro STOXX 50 Index Expiration: Jul 2023; Contracts: 32,610; Exercise Price: EUR 2,800.00; Counterparty: UBS AG(a)	EUR	91,308,000	4,540,336
Euro STOXX 50 Index Expiration: Jul 2023; Contracts: 23,350; Exercise Price: EUR 2,800.00; Counterparty: UBS AG(a)	EUR	65,380,000	3,251,053

28	Sanford C. Bernstein Fund, Inc.

		Notional Amount	U.S. $ Value
FTSE 100 Index Expiration: Aug 2023; Contracts: 6,850; Exercise Price: GBP 6,000.00; Counterparty: UBS AG(a)	GBP	41,100,000	$1,816,596
FTSE 100 Index Expiration: Aug 2023; Contracts: 5,100; Exercise Price: GBP 6,000.00; Counterparty: UBS AG(a)	GBP	30,600,000	1,352,502
Nikkei 225 Index Expiration: Sep 2023; Contracts: 293,000; Exercise Price: JPY 22,000.00; Counterparty: UBS AG(a)	JPY	6,446,000,000	2,147,952
Nikkei 225 Index Expiration: Sep 2023; Contracts: 398,000; Exercise Price: JPY 22,000.00; Counterparty: UBS AG(a)	JPY	8,756,000,000	2,917,695
S&P 500 Index Expiration: Jul 2023; Contracts: 249,900; Exercise Price: USD 3,250.00; Counterparty: UBS AG(a)	USD	812,175,000	46,808,850

		Notional Amount	U.S. $ Value
S&P 500 Index Expiration: Jul 2023; Contracts: 171,000; Exercise Price: USD 3,250.00; Counterparty: UBS AG(a)	USD	555,750,000	$32,030,065

Total Options Purchased—Puts (premiums paid $55,036,279)			94,865,049

		Shares

SHORT-TERM INVESTMENTS–10.9%

Investment Companies–10.9%
AB Fixed Income Shares, Inc.— Government Money Market Portfolio—Class AB, 2.58%(c)(d)(e) (cost $314,374,213)		314,374,213	314,374,213

Total Investments—102.2% (cost $2,466,748,871)			2,938,139,478

Other assets less liabilities—(2.2)%			(63,029,054)

Net Assets—100.0%			$2,875,110,424

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts

Euro STOXX 50 Index Futures	471	December 2022	$15,302,159	$(1,424,462)

Hang Seng Index Futures	343	October 2022	37,600,594	(1,274,615)

Nikkei 225 (OSE) Futures	147	December 2022	26,346,853	(1,270,571)

OMXS 30 Index Futures	3,457	October 2022	57,005,853	(3,359,150)

S&P 500 E-Mini Futures	25	December 2022	4,501,875	(604,582)

U.S. T-Note 2 Yr (CBT) Futures	1,743	December 2022	357,995,861	(5,793,125)

U.S. T-Note 10 Yr (CBT) Futures	4,484	December 2022	502,488,250	(26,034,225)

U.S. Ultra Bond (CBT) Futures	1,213	December 2022	166,181,000	(15,991,153)

Sold Contracts

E-Mini Russell 2000 Futures	876	December 2022	73,137,240	6,487,230

Euro STOXX 50 Index Futures	1,480	December 2022	48,083,218	(229,518)

FTSE 100 Index Futures	794	December 2022	61,299,854	3,492,767

MSCI Emerging Markets Futures	4,723	December 2022	205,804,725	20,547,733

MSCI Singapore IX ETS Futures	1,297	October 2022	25,343,990	129,822

S&P 500 E-Mini Futures	2,257	December 2022	406,429,275	45,230,572

S&P Mid 400 E-Mini Futures	228	December 2022	50,346,960	4,798,177

S&P/TSX 60 Index Futures	886	December 2022	143,160,821	6,699,166

SPI 200 Futures	1,249	December 2022	129,145,875	7,445,765

TOPIX Index Futures	342	December 2022	43,385,062	9,074

				$38,858,905

2022 Annual Report	29

Schedule of Investments (continued)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Bank of America, NA	USD	49,838	NZD	82,952	11/18/2022	$(3,404,994)

Bank of America, NA	USD	27,872	NOK	287,850	12/01/2022	(1,406,470)

Bank of America, NA	CHF	115,450	USD	118,479	12/07/2022	752,522

Bank of America, NA	CHF	21,008	USD	21,324	12/07/2022	(98,454)

BNP Paribas SA	AUD	188,591	USD	130,097	10/20/2022	9,444,992

BNP Paribas SA	CAD	38,367	USD	29,430	10/27/2022	1,656,399

BNP Paribas SA	USD	19,918	CAD	27,367	10/27/2022	(107,764)

BNP Paribas SA	USD	59,283	NZD	95,787	11/18/2022	(5,665,732)

BNP Paribas SA	USD	4,772	CHF	4,563	12/07/2022	(119,096)

Citibank, NA	USD	84,914	CAD	111,861	10/27/2022	(3,939,504)

Citibank, NA	GBP	81,719	USD	94,334	11/17/2022	3,025,720

Citibank, NA	USD	27,005	GBP	25,212	11/17/2022	1,165,885

Citibank, NA	SEK	622,248	USD	56,650	12/01/2022	414,735

Credit Suisse International	AUD	7,018	USD	4,511	10/20/2022	20,795

Credit Suisse International	USD	14,044	CAD	18,370	10/27/2022	(745,576)

Deutsche Bank AG	CAD	80,514	USD	62,981	10/27/2022	4,697,923

Goldman Sachs Bank USA	USD	4,512	CAD	5,801	10/27/2022	(313,065)

Goldman Sachs Bank USA	USD	6,637	SEK	75,299	12/01/2022	167,691

HSBC Bank USA	USD	94,946	CAD	121,995	10/27/2022	(6,635,722)

HSBC Bank USA	USD	49,981	JPY	7,188,316	12/02/2022	(16,246)

JPMorgan Chase Bank, NA	USD	53,220	AUD	78,631	10/20/2022	(2,915,242)

JPMorgan Chase Bank, NA	CAD	51,615	USD	40,120	10/27/2022	2,757,129

JPMorgan Chase Bank, NA	USD	84,440	JPY	12,103,088	12/02/2022	(312,741)

JPMorgan Chase Bank, NA	EUR	289,595	USD	283,231	12/08/2022	(1,903,097)

Morgan Stanley & Co., Inc.	AUD	10,508	USD	7,232	10/20/2022	509,702

Morgan Stanley & Co., Inc.	USD	170,192	AUD	244,965	10/20/2022	(13,475,195)

Morgan Stanley & Co., Inc.	CAD	86,577	USD	67,040	10/27/2022	4,368,639

Morgan Stanley & Co., Inc.	USD	133,133	CAD	174,112	10/27/2022	(7,095,992)

Morgan Stanley & Co., Inc.	GBP	98,301	USD	114,762	11/17/2022	4,925,081

Morgan Stanley & Co., Inc.	USD	30,561	GBP	26,699	11/17/2022	(729,228)

Morgan Stanley & Co., Inc.	NZD	12,525	USD	7,691	11/18/2022	680,396

Morgan Stanley & Co., Inc.	USD	18,710	NZD	33,209	11/18/2022	(121,453)

Morgan Stanley & Co., Inc.	USD	13,999	JPY	1,988,577	12/02/2022	(177,052)

Morgan Stanley & Co., Inc.	CHF	14,306	USD	14,629	12/07/2022	40,797

UBS AG	GBP	14,948	USD	17,696	11/17/2022	993,395

						$(13,560,822)

TOTAL RETURN SWAPS (see Note 3)
Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation

Morgan Stanley Capital Services LLC
Swiss Market Index Futures	0.00%	Maturity	CHF	410	12/16/22	$(19,445)
Swiss Market Index Futures	0.00%	Maturity	CHF	7,899	12/16/22	(593,343)
Swiss Market Index Futures	0.00%	Maturity	CHF	13,644	12/16/22	(729,673)

						$(1,342,461)

30	Sanford C. Bernstein Fund, Inc.

(a)	Non-income producing security.
(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(c)	Affiliated investments.
(d)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(e)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

ADR—American Depositary Receipt

CBT—Chicago Board of Trade

ETS—Emission Trading Scheme

FTSE—Financial Times Stock Exchange

MSCI—Morgan Stanley Capital International

OMXS—Stockholm Stock Exchange

OSE—Osaka Securities Exchange

REIT—Real Estate Investment Trust

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

2022 Annual Report	31

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Overlay B Portfolio

September 30, 2022

	Principal Amount (000)		U.S. $ Value

GOVERNMENTS—TREASURIES–27.4%
Australia–0.9%
Australia Government Bond Series 136 4.75%, 04/21/2027(a)	AUD	9,947	$6,659,032
Series 145 2.75%, 06/21/2035(a)		518	290,432
Series 148 2.75%, 11/21/2027(a)		1,590	973,992
Series 150 3.00%, 03/21/2047(a)		1,043	552,971

			8,476,427

Austria–0.5%
Republic of Austria Government Bond 0.00%, 02/20/2030(a)	EUR	405	327,376
0.90%, 02/20/2032(a)		5,412	4,475,701

			4,803,077

Belgium–0.3%
Kingdom of Belgium Government Bond
Series 84 1.45%, 06/22/2037(a)		1,242	984,465
Series 96 2.75%, 04/22/2039(a)		1,442	1,350,307

			2,334,772

Canada–0.4%
Canadian Government Bond 1.25%, 03/01/2027	CAD	2,740	1,812,206
2.00%, 12/01/2051		1,763	1,006,889
2.25%, 12/01/2029		808	550,623

			3,369,718

China–0.5%
China Government Bond Series INBK 2.80%, 03/24/2029	CNY	13,960	1,974,212
3.81%, 09/14/2050		18,950	2,952,162

			4,926,374

Germany–2.2%
Bundesrepublik Deutschland Bundesanleihe 0.00%, 02/15/2032(a)	EUR	11,501	9,295,991
0.00%, 08/15/2050(a)		1,872	1,028,727
0.25%, 02/15/2029(a)		4,642	4,085,735
3.25%, 07/04/2042(a)		1,966	2,251,807
Series 3 4.75%, 07/04/2034(a)		1,070	1,332,105

	Principal Amount (000)		U.S. $ Value
Series G 0.00%, 08/15/2031(a)	EUR	1,322	$1,084,076
0.00%, 08/15/2050(a)		838	461,741

			19,540,182

Indonesia–0.1%
Indonesia Treasury Bond Series FR87 6.50%, 02/15/2031	IDR	19,486,000	1,209,277

Ireland–0.1%
Ireland Government Bond 0.00%, 10/18/2031(a)	EUR	583	453,736

Italy–0.8%
Italy Buoni Poliennali Del Tesoro 0.25%, 03/15/2028(a)		4,080	3,299,048
2.80%, 06/15/2029(a)		3,440	3,122,363
4.00%, 04/30/2035(a)		835	780,944

			7,202,355

Japan–1.4%
Japan Government Five Year Bond Series 138 0.10%, 12/20/2023	JPY	288,900	2,001,121
Japan Government Forty Year Bond Series 15 1.00%, 03/20/2062		333,150	1,979,426
Japan Government Ten Year Bond Series 332 0.60%, 12/20/2023		738,250	5,144,592
Japan Government Thirty Year Bond Series 65 0.40%, 12/20/2049		188,950	1,033,866
Series 68 0.60%, 09/20/2050		214,900	1,231,195
Series 74 1.00%, 03/20/2052		86,000	543,595
Japan Government Twenty Year Bond Series 171 0.30%, 12/20/2039		112,650	706,800

			12,640,595

Malaysia–0.1%
Malaysia Government Bond Series 0310 4.498%, 04/15/2030	MYR	4,736	1,024,332

South Korea–1.7%
Korea Treasury Bond Series 2506 3.125%, 06/10/2025	KRW	15,958,420	10,850,069
Series 2703 2.375%, 03/10/2027		6,846,450	4,430,921

			15,280,990

Spain–0.2%
Spain Government Bond 3.45%, 07/30/2043(a)	EUR	2,028	1,930,380

32	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
United Kingdom–0.4%
United Kingdom Gilt 0.875%, 01/31/2046(a)	GBP	2,173	$1,310,546
1.25%, 07/31/2051(a)		201	125,652
1.50%, 07/31/2053(a)		554	366,258
1.75%, 09/07/2037(a)		2,663	2,180,255

			3,982,711

United States–17.8%
U.S. Treasury Bonds 1.125%, 08/15/2040(b)(c)	U.S.$	8,875	5,491,406
1.75%, 08/15/2041		6,975	4,767,113
1.875%, 02/15/2051		10,463	6,924,933
2.00%, 11/15/2041		3,360	2,403,593
2.00%, 02/15/2050		215	147,745
2.00%, 08/15/2051		6,238	4,259,589
2.25%, 08/15/2046		854	615,414
2.25%, 08/15/2049		590	431,806
2.25%, 02/15/2052		139	100,731
2.375%, 02/15/2042		1,485	1,137,343
2.375%, 11/15/2049		450	338,906
2.875%, 05/15/2049		905	754,827
2.875%, 05/15/2052		1,035	867,777
3.00%, 11/15/2045		169	141,062
3.00%, 08/15/2052		321	277,041
3.25%, 05/15/2042		2,114	1,875,692
3.375%, 08/15/2042		590	534,049
3.375%, 11/15/2048		495	451,069
3.625%, 08/15/2043		1,873	1,745,614
4.375%, 11/15/2039(b)		5,290	5,579,297
U.S. Treasury Notes 0.25%, 05/31/2025		2,525	2,271,316
0.375%, 04/15/2024(c)		8,300	7,814,969
0.375%, 01/31/2026(c)		5,434	4,787,191
0.50%, 11/30/2023		4,565	4,369,561
0.625%, 07/31/2026		1,865	1,632,166
0.875%, 09/30/2026		6,397	5,630,919
1.25%, 11/30/2026(c)		8,434	7,507,756
1.25%, 08/15/2031		5,083	4,107,228
1.375%, 11/15/2031		4,369	3,548,366
1.50%, 02/15/2030(b)		3,867	3,282,116
1.625%, 05/15/2026(c)		6,600	6,033,752
1.875%, 08/31/2024		2,860	2,735,322
1.875%, 02/15/2032		1,698	1,438,259
2.125%, 05/31/2026		5,545	5,156,850
2.25%, 02/15/2027(b)		12,993	12,016,495
2.50%, 04/30/2024		7,142	6,943,363
2.75%, 07/31/2027		7,319	6,895,399
2.75%, 08/15/2032		8,945	8,174,892
2.875%, 09/30/2023		5,987	5,909,356
2.875%, 05/15/2032		3,905	3,608,890
3.00%, 07/31/2024		2,868	2,804,912
3.125%, 08/31/2027		598	573,701
3.25%, 08/31/2024		14,275	14,021,120

			160,108,906

Total Governments—Treasuries (cost $283,946,229)			247,283,832

	Principal Amount (000)			U.S. $ Value

INFLATION-LINKED SECURITIES–19.5%
United States–19.5%
U.S. Treasury Inflation Index 0.125%, 07/15/2024 (TIPS)	U.S.$	16,197		$15,632,206
0.125%, 10/15/2024 (TIPS)		5,757		5,533,955
0.125%, 07/15/2026 (TIPS)		17,289		16,164,829
0.125%, 10/15/2026 (TIPS)		4,857		4,524,208
0.125%, 01/15/2030 (TIPS)		8,221		7,258,569
0.125%, 07/15/2030 (TIPS)		8,086		7,111,572
0.125%, 07/15/2031 (TIPS)		38,932		33,864,590
0.25%, 01/15/2025 (TIPS)		14,048		13,433,395
0.25%, 07/15/2029 (TIPS)		13,029		11,733,959
0.375%, 07/15/2023 (TIPS)		0	**	84
0.375%, 01/15/2027 (TIPS)		3,892		3,634,034
0.375%, 07/15/2027 (TIPS)		297		277,274
0.50%, 01/15/2028 (TIPS)		2,480		2,301,284
0.625%, 01/15/2024 (TIPS)		11,216		10,946,120
0.625%, 07/15/2032 (TIPS)		3,364		3,048,249
0.75%, 07/15/2028 (TIPS)		14,465		13,578,736
0.875%, 01/15/2029 (TIPS)		9,308		8,745,296
1.75%, 01/15/2028 (TIPS)		6,546		6,477,657
2.50%, 01/15/2029 (TIPS)		6,927		7,161,199
3.875%, 04/15/2029 (TIPS)		3,415		3,818,692

Total Inflation-Linked Securities (cost $196,195,728)				175,245,908

CORPORATES—INVESTMENT GRADE–16.3%

Industrial–8.1%
Basic–0.5%
Anglo American Capital PLC 3.875%, 03/16/2029(a)		634		543,180
Celanese US Holdings LLC 5.90%, 07/05/2024		1,039		1,025,088
Freeport Indonesia PT 4.763%, 04/14/2027(a)		585		529,425
Inversiones CMPC SA/Cayman Islands Branch 4.375%, 05/15/2023(a)		467		462,429
LyondellBasell Industries NV 5.75%, 04/15/2024		277		279,144
Nexa Resources SA 6.50%, 01/18/2028(a)		405		370,334
Nucor Corp. 4.30%, 05/23/2027		180		172,708
Suzano Austria GmbH 3.75%, 01/15/2031		526		410,280
WRKCo., Inc. 4.00%, 03/15/2028		519		479,078

				4,271,666

Capital Goods–0.3%
CNH Industrial Capital LLC 3.95%, 05/23/2025		815		786,034

2022 Annual Report	33

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Flowserve Corp. 2.80%, 01/15/2032	U.S.$	530	$379,560
Parker-Hannifin Corp. 3.25%, 06/14/2029		223	196,644
4.50%, 09/15/2029		667	631,328
Raytheon Technologies Corp. 4.125%, 11/16/2028		671	627,855
Westinghouse Air Brake Technologies Corp. 3.20%, 06/15/2025		162	151,378
4.40%, 03/15/2024		343	336,833

			3,109,632

Communications—Media–1.0%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.80%, 03/01/2050		66	47,205
5.125%, 07/01/2049		100	73,790
5.375%, 05/01/2047		140	107,806
Discovery Communications LLC 4.65%, 05/15/2050		115	78,818
5.20%, 09/20/2047		599	443,032
5.30%, 05/15/2049		262	196,112
Fox Corp. 4.709%, 01/25/2029		210	197,421
5.576%, 01/25/2049		346	296,885
Interpublic Group of Cos., Inc. (The) 4.65%, 10/01/2028		725	671,770
Netflix, Inc. 3.625%, 05/15/2027	EUR	275	253,685
4.625%, 05/15/2029		260	238,227
5.875%, 11/15/2028	U.S.$	898	872,218
Paramount Global 4.20%, 05/19/2032		109	88,335
Prosus NV 3.257%, 01/19/2027(a)		604	505,851
3.68%, 01/21/2030(a)		786	595,081
Tencent Holdings Ltd. 1.81%, 01/26/2026(a)		930	832,524
3.24%, 06/03/2050(a)		525	313,458
Time Warner Cable LLC 4.50%, 09/15/2042		494	342,490
Warnermedia Holdings, Inc. 3.755%, 03/15/2027(a)		206	184,891
4.054%, 03/15/2029(a)		139	120,225
4.279%, 03/15/2032(a)		947	779,722
Weibo Corp. 3.375%, 07/08/2030		2,373	1,749,050

			8,988,596

Communications—Telecommunications–0.2%
AT&T, Inc. Series B 2.875%, 03/02/2025(d)	EUR	400	346,640
British Telecommunications PLC 9.625%, 12/15/2030	U.S.$	247	285,453

	Principal Amount (000)		U.S. $ Value
CK Hutchison Group Telecom Finance SA 1.125%, 10/17/2028(a)	EUR	815	$651,045
T-Mobile USA, Inc. 2.55%, 02/15/2031	U.S.$	557	441,250
2.625%, 02/15/2029		76	62,738
2.875%, 02/15/2031		230	184,582
3.375%, 04/15/2029		45	38,865
Vodafone Group PLC 4.20%, 12/13/2027(a)	AUD	30	18,065

			2,028,638

Consumer Cyclical—Automotive–0.5%
Aptiv PLC / Aptiv Corp. 3.25%, 03/01/2032	U.S.$	655	519,795
General Motors Co. 6.125%, 10/01/2025		169	169,378
6.80%, 10/01/2027		100	101,076
General Motors Financial Co., Inc. 5.25%, 03/01/2026		206	200,702
Harley-Davidson Financial Services, Inc. 3.05%, 02/14/2027(a)		1,011	867,377
3.35%, 06/08/2025(a)		671	629,948
Lear Corp. 3.50%, 05/30/2030		43	35,138
Nissan Motor Co., Ltd. 4.345%, 09/17/2027(a)		1,550	1,335,449
Volkswagen International Finance NV 0.875%, 09/22/2028(a)	EUR	700	563,832
3.50%, 06/17/2025(a)(d)		300	267,554

			4,690,249

Consumer Cyclical—Other–0.3%
Las Vegas Sands Corp. 3.50%, 08/18/2026	U.S.$	313	274,792
3.90%, 08/08/2029		1,570	1,301,043
Marriott International, Inc./MD Series EE 5.75%, 05/01/2025		77	77,836
MDC Holdings, Inc. 6.00%, 01/15/2043		1,027	782,482

			2,436,153

Consumer Cyclical—Retailers–0.4%
Advance Auto Parts, Inc. 3.50%, 03/15/2032		16	12,787
3.90%, 04/15/2030		1,234	1,061,783
AutoNation, Inc. 3.80%, 11/15/2027		274	242,991
3.85%, 03/01/2032		22	17,488
4.50%, 10/01/2025		65	62,879
4.75%, 06/01/2030		42	36,953
Lowe’s Cos., Inc. 5.80%, 09/15/2062		406	373,309
PVH Corp. 3.125%, 12/15/2027(a)	EUR	385	332,294

34	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
Ross Stores, Inc. 4.70%, 04/15/2027	U.S.$	1,097	$1,071,275

			3,211,759

Consumer Non-Cyclical–0.8%
Altria Group, Inc. 3.125%, 06/15/2031	EUR	768	616,835
3.40%, 05/06/2030	U.S.$	985	799,199
4.80%, 02/14/2029		200	184,598
Amgen, Inc. 3.35%, 02/22/2032		492	420,193
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc. 4.70%, 02/01/2036		431	388,564
BAT Capital Corp. 2.259%, 03/25/2028		1,614	1,285,535
4.70%, 04/02/2027		245	228,820
4.906%, 04/02/2030		292	257,240
British American Tobacco PLC Series 5.25 3.00%, 09/27/2026(a)(d)	EUR	528	381,595
Cigna Corp. 4.375%, 10/15/2028	U.S.$	416	392,858
CVS Health Corp. 4.30%, 03/25/2028		32	30,266
Imperial Brands Finance Netherlands BV 1.75%, 03/18/2033(a)	EUR	631	411,213
Newell Brands, Inc. 6.375%, 09/15/2027	U.S.$	552	547,424
Ochsner LSU Health System of North Louisiana Series 2021 2.51%, 05/15/2031		810	619,464
Takeda Pharmaceutical Co., Ltd. 4.40%, 11/26/2023		676	676,000

			7,239,804

Energy–1.6%
BP Capital Markets America, Inc. 2.939%, 06/04/2051		1,736	1,102,273
BP Capital Markets PLC 3.25%, 03/22/2026(a)(d)	EUR	218	189,991
3.625%, 03/22/2029(a)(d)		353	279,710
Chevron USA, Inc. 3.85%, 01/15/2028	U.S.$	173	164,542
Continental Resources, Inc./OK 2.875%, 04/01/2032(a)		1,225	894,949
5.75%, 01/15/2031(a)		905	817,912
Devon Energy Corp. 5.60%, 07/15/2041		896	804,276
Enbridge Energy Partners LP 7.375%, 10/15/2045		1,361	1,472,520
Energy Transfer LP 3.90%, 07/15/2026		407	379,328
6.25%, 04/15/2049		1,155	1,031,657

	Principal Amount (000)		U.S. $ Value
Eni SpA 4.25%, 05/09/2029(a)	U.S.$	775	$704,289
Series NC9 3.375%, 07/13/2029(a)(d)	EUR	590	436,511
EQT Corp. 5.70%, 04/01/2028	U.S.$	388	381,024
Marathon Petroleum Corp. 5.125%, 12/15/2026		269	264,779
6.50%, 03/01/2041		240	237,638
Oleoducto Central SA 4.00%, 07/14/2027(a)		1,046	809,538
ONEOK Partners LP 6.125%, 02/01/2041		96	85,214
ONEOK, Inc. 4.00%, 07/13/2027		263	241,623
4.35%, 03/15/2029		333	297,259
6.35%, 01/15/2031		587	575,976
Plains All American Pipeline LP/PAA Finance Corp. 3.55%, 12/15/2029		287	239,413
Suncor Energy, Inc. 6.50%, 06/15/2038		166	163,986
6.80%, 05/15/2038		436	441,468
6.85%, 06/01/2039		281	287,182
Tengizchevroil Finance Co. International Ltd. 3.25%, 08/15/2030(a)		438	311,336
TransCanada PipeLines Ltd. 6.10%, 06/01/2040		784	757,148
6.20%, 10/15/2037		711	704,588
7.625%, 01/15/2039		216	243,534
Valero Energy Corp. 6.625%, 06/15/2037		120	120,017

			14,439,681

Other Industrial–0.1%
Alfa SAB de CV 5.25%, 03/25/2024(a)		668	662,325

Services–0.4%
Booking Holdings, Inc. 4.625%, 04/13/2030		1,321	1,243,788
Expedia Group, Inc. 4.625%, 08/01/2027		159	149,301
6.25%, 05/01/2025(a)		33	33,202
Global Payments, Inc. 3.20%, 08/15/2029		253	211,045
4.45%, 06/01/2028		213	195,594
5.30%, 08/15/2029		281	264,539
5.40%, 08/15/2032		552	511,736
Moody’s Corp. 4.25%, 02/01/2029		347	327,981
RELX Capital, Inc. 4.75%, 05/20/2032		123	115,360
S&P Global, Inc. 4.25%, 05/01/2029(a)		232	218,147
4.75%, 08/01/2028(a)		51	49,856

			3,320,549

2022 Annual Report	35

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Technology–1.6%
Apple, Inc. 4.10%, 08/08/2062	U.S.$	417	$341,890
Baidu, Inc. 3.425%, 04/07/2030		401	345,846
Broadcom, Inc. 3.137%, 11/15/2035(a)		119	83,434
3.187%, 11/15/2036(a)		854	584,760
4.00%, 04/15/2029(a)		83	73,167
4.15%, 04/15/2032(a)		753	633,560
4.15%, 11/15/2030		225	194,472
4.926%, 05/15/2037(a)		518	428,525
Dell International LLC/EMC Corp. 6.02%, 06/15/2026		252	253,008
8.35%, 07/15/2046		93	100,702
Entegris Escrow Corp. 4.75%, 04/15/2029(a)		1,249	1,108,000
Fidelity National Information Services, Inc. 1.00%, 12/03/2028	EUR	126	101,513
1.50%, 05/21/2027		126	110,456
Fiserv, Inc. 3.50%, 07/01/2029	U.S.$	758	660,521
HP, Inc. 5.50%, 01/15/2033		1,631	1,446,551
Infor, Inc. 1.75%, 07/15/2025(a)		398	358,351
Intel Corp. 5.05%, 08/05/2062		1,242	1,078,155
International Business Machines Corp. 4.90%, 07/27/2052		788	690,658
KLA Corp. 4.10%, 03/15/2029		108	102,549
Kyndryl Holdings, Inc. 2.05%, 10/15/2026		1,611	1,293,937
Micron Technology, Inc. 4.185%, 02/15/2027		222	207,901
5.327%, 02/06/2029		107	101,549
NXP BV/NXP Funding LLC 5.55%, 12/01/2028		445	435,544
NXP BV/NXP Funding LLC/NXP USA, Inc. 3.40%, 05/01/2030		261	218,530
Oracle Corp. 2.875%, 03/25/2031		441	347,398
3.60%, 04/01/2040		771	522,838
3.65%, 03/25/2041		243	164,949
5.375%, 07/15/2040		248	206,514
SK Hynix, Inc. 2.375%, 01/19/2031(a)		468	344,653
TSMC Arizona Corp. 3.875%, 04/22/2027		504	480,166
VeriSign, Inc. 2.70%, 06/15/2031		84	65,578
Western Digital Corp. 2.85%, 02/01/2029		192	149,228
3.10%, 02/01/2032		970	662,278

	Principal Amount (000)		U.S. $ Value
Workday, Inc. 3.70%, 04/01/2029	U.S.$	121	$108,521
3.80%, 04/01/2032		314	273,155

			14,278,857

Transportation—Airlines–0.1%
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.50%, 10/20/2025(a)		488	474,509
4.75%, 10/20/2028(a)		563	524,592
Southwest Airlines Co. 2.625%, 02/10/2030		150	120,498

			1,119,599

Transportation—Railroads–0.0%
Lima Metro Line 2 Finance Ltd. 4.35%, 04/05/2036(a)		396	346,790

Transportation—Services–0.3%
Ashtead Capital, Inc. 5.50%, 08/11/2032(a)		476	441,157
Chicago Parking Meters 4.93%, 12/30/2025(e)		800	766,538
ENA Master Trust 4.00%, 05/19/2048(a)		1,113	818,751
FedEx Corp. 0.45%, 05/04/2029	EUR	423	319,296

			2,345,742

			72,490,040

Financial Institutions–7.6%
Banking–5.4%
AIB Group PLC 0.50%, 11/17/2027(a)		700	573,683
Australia & New Zealand Banking Group Ltd. 4.40%, 05/19/2026(a)	U.S.$	225	213,341
Banco de Credito del Peru S.A. 3.125%, 07/01/2030(a)		1,095	960,041
Banco Santander SA 4.175%, 03/24/2028		1,600	1,447,664
Bank of America Corp. 2.299%, 07/21/2032		753	563,448
2.687%, 04/22/2032		914	712,225
3.419%, 12/20/2028		716	635,128
3.559%, 04/23/2027		369	340,605
4.376%, 04/27/2028		1,066	999,300
Bank of Ireland Group PLC 6.253%, 09/16/2026(a)		497	486,549
Barclays PLC 5.304%, 08/09/2026		574	551,729
8.00%, 03/15/2029(d)		569	504,111
BNP Paribas SA 2.871%, 04/19/2032(a)		498	377,992
7.75%, 08/16/2029(a)(d)		1,626	1,506,391
CaixaBank SA 0.375%, 11/18/2026(a)	EUR	400	343,025

36	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
1.50%, 12/03/2026(a)	GBP	400	$370,051
Capital One Financial Corp. 3.273%, 03/01/2030	U.S.$	1,072	899,290
4.927%, 05/10/2028		344	327,440
Citigroup, Inc. 1.462%, 06/09/2027		92	78,321
2.014%, 01/25/2026		150	138,005
2.572%, 06/03/2031		130	102,401
2.666%, 01/29/2031		129	102,994
3.98%, 03/20/2030		426	378,190
4.075%, 04/23/2029		624	565,113
4.14%, 05/24/2025		508	496,636
4.658%, 05/24/2028		112	106,434
5.95%, 01/30/2023(d)		491	485,368
Series P 5.95%, 05/15/2025(d)		367	334,109
Series W 4.00%, 12/10/2025(d)		574	484,342
Series Y 4.15%, 11/15/2026(d)		340	271,517
Citizens Financial Group, Inc. 4.30%, 12/03/2025		837	805,102
Commonwealth Bank of Australia 3.784%, 03/14/2032(a)		311	248,309
Cooperatieve Rabobank UA 3.25%, 12/29/2026(a)(d)	EUR	200	149,703
4.375%, 06/29/2027(a)(d)		400	323,879
Credit Suisse Group AG 0.625%, 01/18/2033(a)		228	133,564
4.194%, 04/01/2031(a)	U.S.$	1,262	998,759
6.373%, 07/15/2026(a)		832	804,236
Danske Bank A/S 0.75%, 06/09/2029(a)	EUR	640	497,094
3.875%, 09/12/2023(a)	U.S.$	542	532,623
4.298%, 04/01/2028(a)		515	459,807
Deutsche Bank AG 1.875%, 02/23/2028(a)	EUR	300	250,657
2.625%, 02/12/2026(a)		400	362,634
Deutsche Bank AG/New York NY 2.129%, 11/24/2026	U.S.$	272	231,246
3.961%, 11/26/2025		455	424,597
6.119%, 07/14/2026		746	724,911
Discover Bank 4.682%, 08/09/2028		300	288,186
Federation Des Caisses Desjard 4.55%, 08/23/2027(a)		810	765,151
Fifth Third Bancorp Series L 4.50%, 09/30/2025(d)		354	328,968
Goldman Sachs Group, Inc. (The) 2.615%, 04/22/2032		1,224	948,882
2.64%, 02/24/2028		133	115,530
3.102%, 02/24/2033		92	73,086
3.615%, 03/15/2028		107	97,371
Series DMTN 2.383%, 07/21/2032		1,046	790,138
Series V 4.125%, 11/10/2026(d)		676	537,183

	Principal Amount (000)		U.S. $ Value
HSBC Holdings PLC 5.21%, 08/11/2028	U.S.$	483	$452,334
5.402%, 08/11/2033		463	409,880
ING Groep NV 6.50%, 04/16/2025(d)		201	179,519
6.75%, 04/16/2024(a)(d)		281	264,182
JPMorgan Chase & Co. 1.09%, 03/11/2027(a)	EUR	427	378,751
2.58%, 04/22/2032	U.S.$	1,248	965,827
4.005%, 04/23/2029		112	101,303
4.565%, 06/14/2030		779	715,208
Series I 6.276% (LIBOR 3 Month + 3.47%), 01/30/2023(d)(f)		447	444,990
Series V 5.597% (LIBOR 3 Month + 3.32%), 10/01/2022(d)(f)		38	38,000
Series X 6.10%, 10/01/2024(d)		360	345,708
Lloyds Banking Group PLC 7.50%, 06/27/2024(d)		685	634,502
Mizuho Financial Group, Inc. 5.414%, 09/13/2028		787	769,505
Morgan Stanley 0.406%, 10/29/2027	EUR	550	464,232
3.772%, 01/24/2029	U.S.$	450	405,508
4.21%, 04/20/2028		730	682,812
4.679%, 07/17/2026		696	677,591
Nationwide Building Society 2.972%, 02/16/2028(a)		1,007	866,906
Natwest Group PLC 0.78%, 02/26/2030(a)	EUR	750	558,959
PNC Financial Services Group, Inc. (The) Series O 6.46% (LIBOR 3 Month + 3.68%), 11/01/2022(d)(f)	U.S.$	56	55,838
Santander Holdings USA, Inc. 2.49%, 01/06/2028		585	487,141
4.26%, 06/09/2025		325	312,370
4.40%, 07/13/2027		358	329,507
Santander UK Group Holdings PLC 0.603%, 09/13/2029(a)	EUR	151	113,477
2.469%, 01/11/2028	U.S.$	687	572,113
Societe Generale SA 2.797%, 01/19/2028(a)		1,898	1,600,526
Standard Chartered PLC 2.608%, 01/12/2028(a)		455	383,242
3.971%, 03/30/2026(a)		550	516,967
4.316% (LIBOR 3 Month + 1.51%), 01/30/2027(a)(d)(f)		1,100	832,535
6.00%, 07/26/2025(a)(d)		558	493,250
Svenska Handelsbanken AB 4.375%, 03/01/2027(a)(d)		600	488,556
Swedbank AB Series NC5 5.625%, 09/17/2024(a)(d)		1,200	1,110,228

2022 Annual Report	37

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Truist Financial Corp. Series Q 5.10%, 03/01/2030(d)	U.S.$	977	$876,232
UBS Group AG 2.904% (SOFR + 1.58%), 05/12/2026(a)(f)		845	845,270
4.488%, 05/12/2026(a)		254	244,627
7.00%, 02/19/2025(a)(d)		400	379,800
UniCredit SpA 1.982%, 06/03/2027(a)		202	166,711
2.569%, 09/22/2026(a)		860	736,530
3.127%, 06/03/2032(a)		996	709,420
US Bancorp Series J 5.30%, 04/15/2027(d)		423	361,179
Wells Fargo & Co. 3.35%, 03/02/2033		964	783,491
3.584%, 05/22/2028		168	151,959
Series BB 3.90%, 03/15/2026(d)		389	329,448

			48,483,193

Brokerage–0.3%
Charles Schwab Corp. (The) 2.90%, 03/03/2032		3	2,478
Series G 5.375%, 06/01/2025(d)		460	449,310
Series I 4.00%, 06/01/2026(d)		1,867	1,539,266
Nomura Holdings, Inc. 2.999%, 01/22/2032		608	460,128

			2,451,182

Finance–0.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 3.30%, 01/30/2032		333	251,182
Air Lease Corp. 2.10%, 09/01/2028		459	357,781
2.875%, 01/15/2026		203	182,001
3.25%, 03/01/2025		25	23,418
3.625%, 04/01/2027		96	85,048
4.625%, 10/01/2028		81	72,569
Aircastle Ltd. 2.85%, 01/26/2028(a)		1,604	1,228,584
4.125%, 05/01/2024		215	207,021
4.25%, 06/15/2026		278	249,302
5.25%, 08/11/2025(a)		849	799,750
Aviation Capital Group LLC 1.95%, 01/30/2026(a)		675	566,791
1.95%, 09/20/2026(a)		285	230,830
3.50%, 11/01/2027(a)		267	221,797
4.125%, 08/01/2025(a)		12	10,995
4.375%, 01/30/2024(a)		290	280,315
4.875%, 10/01/2025(a)		271	253,130
5.50%, 12/15/2024(a)		828	801,339
CDBL Funding 1 3.50%, 10/24/2027(a)		850	776,152

	Principal Amount (000)		U.S. $ Value
Synchrony Financial 2.875%, 10/28/2031	U.S.$	1,032	$733,153
3.95%, 12/01/2027		274	238,813
4.50%, 07/23/2025		109	103,940
4.875%, 06/13/2025		130	125,566

			7,799,477

Insurance–0.4%
Alleghany Corp. 3.625%, 05/15/2030		474	423,287
Assicurazioni Generali SpA 5.50%, 10/27/2047(a)	EUR	331	310,837
Guardian Life Insurance Co. of America (The) 4.85%, 01/24/2077(a)	U.S.$	423	346,711
Liberty Mutual Group, Inc. 3.625%, 05/23/2059(a)	EUR	365	304,948
Nationwide Mutual Insurance Co. 9.375%, 08/15/2039(a)	U.S.$	420	538,847
Swiss Re Finance Luxembourg SA 5.00%, 04/02/2049(a)		800	704,288
Voya Financial, Inc. 5.65%, 05/15/2053		895	879,034

			3,507,952

Other Finance–0.0%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.45%, 04/03/2026		199	185,876

REITs–0.7%
American Tower Corp. 0.50%, 01/15/2028	EUR	720	571,756
3.65%, 03/15/2027	U.S.$	413	378,527
4.05%, 03/15/2032		208	179,075
Digital Euro Finco LLC 2.50%, 01/16/2026(a)	EUR	820	744,879
Digital Realty Trust LP 3.60%, 07/01/2029	U.S.$	474	415,191
Essential Properties LP 2.95%, 07/15/2031		533	389,426
GLP Capital LP/GLP Financing II, Inc. 3.25%, 01/15/2032		955	716,536
Host Hotels & Resorts LP Series E 4.00%, 06/15/2025		583	554,135
Series I 3.50%, 09/15/2030		189	150,975
Series J 2.90%, 12/15/2031		323	237,053
Office Properties Income Trust 3.45%, 10/15/2031		633	383,674
Omega Healthcare Investors, Inc. 3.25%, 04/15/2033		425	301,163
3.625%, 10/01/2029		67	54,515
SBB Treasury Oyj 0.75%, 12/14/2028(a)	EUR	366	223,222
1.125%, 11/26/2029(a)		111	67,447

38	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
Vornado Realty LP 3.40%, 06/01/2031	U.S.$	852	$651,090
WPC Eurobond BV 0.95%, 06/01/2030	EUR	277	193,279
1.35%, 04/15/2028		138	111,223

			6,323,166

			68,750,846

Utility–0.6%
Electric–0.5%
Adani Transmission Step-One Ltd. 4.00%, 08/03/2026(a)	U.S.$	328	296,696
AES Panama Generation Holdings SRL 4.375%, 05/31/2030(a)		731	575,664
Berkshire Hathaway Energy Co. 6.125%, 04/01/2036		209	211,991
Chile Electricity Pec SpA Zero Coupon, 01/25/2028(a)		910	642,687
Duke Energy Carolinas NC Storm Funding LLC Series A-2 2.617%, 07/01/2041		542	397,790
Electricite de France SA 2.875%, 12/15/2026(a)(d)	EUR	400	299,872
Enel Finance International NV 0.50%, 06/17/2030(a)		124	89,212
2.25%, 07/12/2031(a)	U.S.$	730	509,934
Engie Energia Chile SA 3.40%, 01/28/2030(a)		543	409,965
Entergy Corp. 1.90%, 06/15/2028		686	563,261
Iberdrola International BV Series NC6 1.45%, 11/09/2026(a)(d)	EUR	500	397,234
NextEra Energy Capital Holdings, Inc. 1.90%, 06/15/2028	U.S.$	171	141,781

			4,536,087

Other Utility–0.1%
American Water Capital Corp. 3.45%, 06/01/2029		132	117,534
Suez SACA 1.875%, 05/24/2027(a)	EUR	600	534,972

			652,506

			5,188,593

Total Corporates—Investment Grade (cost $177,221,062)			146,429,479

MORTGAGE PASS-THROUGHS–6.8%
Agency Fixed Rate 30-Year–6.6%
Federal Home Loan Mortgage Corp. Series 2019 3.50%, 09/01/2049	U.S.$	610	555,600

	Principal Amount (000)		U.S. $ Value
3.50%, 10/01/2049	U.S.$	179	$163,296
3.50%, 11/01/2049		236	214,668
4.00%, 06/01/2049		307	289,452
Series 2020 2.50%, 07/01/2050		469	399,037
3.50%, 01/01/2050		1,200	1,095,169
Series 2022 2.00%, 03/01/2052		2,207	1,793,373
2.50%, 04/01/2052		3,542	2,986,045
3.00%, 03/01/2052		1,421	1,242,689
Federal Home Loan Mortgage Corp. Gold Series 2016 4.00%, 02/01/2046		538	519,425
Series 2017 4.00%, 07/01/2044		355	342,325
Series 2018 4.50%, 03/01/2048		131	126,989
4.50%, 11/01/2048		411	398,183
5.00%, 11/01/2048		153	151,122
Series 2019 4.50%, 02/01/2049		331	321,697
Federal National Mortgage Association Series 2007 5.50%, 08/01/2037		124	127,516
Series 2010 4.00%, 12/01/2040		228	220,405
Series 2012 3.50%, 02/01/2042		216	202,528
3.50%, 11/01/2042		2,282	2,104,909
3.50%, 01/01/2043		386	355,805
Series 2013 3.50%, 03/01/2043		6	5,866
3.50%, 04/01/2043		1,313	1,210,852
4.00%, 10/01/2043		635	601,194
Series 2014 5.50%, 09/01/2041		357	366,552
Series 2015 3.00%, 05/01/2045		84	74,465
3.00%, 08/01/2045		635	565,154
Series 2018 3.50%, 03/01/2048		1,272	1,167,201
4.50%, 09/01/2048		1,135	1,098,535
Series 2019 3.50%, 11/01/2049		479	435,593
Series 2020 2.50%, 07/01/2050		2,623	2,234,568
3.50%, 01/01/2050		1,271	1,158,558
Series 2021 2.00%, 07/01/2051		2,292	1,859,113
2.50%, 01/01/2052		1,460	1,232,043
Series 2022 2.50%, 03/01/2052		1,591	1,339,604
2.50%, 04/01/2052		1,896	1,596,839
2.50%, 05/01/2052		2,148	1,808,729
3.00%, 02/01/2052		3,108	2,719,037
3.00%, 03/01/2052		2,157	1,886,217

2022 Annual Report	39

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Government National Mortgage Association Series 2016 3.00%, 04/20/2046	U.S.$	70	$62,701
3.00%, 05/20/2046		186	167,368
Series 2022 3.00%, 10/01/2052, TBA		309	272,671
4.00%, 10/01/2052, TBA		1,107	1,032,701
4.50%, 10/01/2052, TBA		1,370	1,309,666
4.50%, 10/01/2052, TBA		2,693	2,574,356
Uniform Mortgage-Backed Security Series 2022 2.00%, 10/01/2052, TBA		5,012	4,055,491
2.50%, 10/01/2052, TBA		4,634	3,888,578
2.50%, 10/01/2052, TBA		5,697	4,780,584
3.00%, 10/01/2052, TBA		1,462	1,271,361
3.00%, 10/01/2052, TBA		1,473	1,280,589
3.00%, 10/01/2052, TBA		1,056	918,336
4.00%, 10/01/2052, TBA		1,113	1,031,419
4.50%, 10/01/2052, TBA		1,924	1,830,505

			59,446,679

Agency Fixed Rate 15-Year–0.2%
Federal National Mortgage Association Series 2013 2.50%, 03/01/2028		32	29,853
2.50%, 06/01/2028		7	5,991
Series 2014 2.50%, 09/01/2029		93	85,370
Series 2016 2.50%, 11/01/2031		20	18,434
2.50%, 12/01/2031		1,505	1,378,203
2.50%, 01/01/2032		34	31,448
Series 2017 2.50%, 02/01/2032		101	92,705

			1,642,004

Total Mortgage Pass-Throughs (cost $66,920,092)			61,088,683

COLLATERALIZED MORTGAGE OBLIGATIONS–4.0%
Risk Share Floating Rate–3.6%
Bellemeade Re Ltd. Series 2019-1A, Class M1B 4.834% (LIBOR 1 Month + 1.75%), 03/25/2029(a)(f)		233	232,823
Series 2019-2A, Class M1C 5.084% (LIBOR 1 Month + 2.00%), 04/25/2029(a)(f)		298	295,869
Series 2019-3A, Class M1B 4.684% (LIBOR 1 Month + 1.60%), 07/25/2029(a)(f)		251	250,853
Series 2019-3A, Class M1C 5.034% (LIBOR 1 Month + 1.95%), 07/25/2029(a)(f)		441	435,699

	Principal Amount (000)		U.S. $ Value
Series 2019-4A, Class M1B 5.084% (LIBOR 1 Month + 2.00%), 10/25/2029(a)(f)	U.S.$	18	$18,346
Series 2019-4A, Class M1C 5.584% (LIBOR 1 Month + 2.50%), 10/25/2029(a)(f)		235	234,376
Series 2019-4A, Class M2 5.934% (LIBOR 1 Month + 2.85%), 10/25/2029(a)(f)		330	313,100
Series 2021-1A, Class M1C 5.231% (SOFR + 2.95%), 03/25/2031(a)(f)		602	582,259
Series 2021-2A, Class M1B 3.781% (SOFR + 1.50%), 06/25/2031(a)(f)		918	886,845
Series 2021-3A, Class A2 3.281% (SOFR + 1.00%), 09/25/2031(a)(f)		878	825,384
Series 2022-1, Class M1B 4.431% (SOFR + 2.15%), 01/26/2032(a)(f)		335	327,100
Series 2022-2, Class M1A 6.285% (SOFR + 4.00%), 09/27/2032(a)(f)		1,387	1,386,779
Connecticut Avenue Securities Trust Series 2018-R07, Class 1M2 5.484% (LIBOR 1 Month + 2.40%), 04/25/2031(a)(f)		50	49,921
Series 2019-R02, Class 1M2 5.384% (LIBOR 1 Month + 2.30%), 08/25/2031(a)(f)		38	37,886
Series 2019-R03, Class 1M2 5.234% (LIBOR 1 Month + 2.15%), 09/25/2031(a)(f)		27	26,629
Series 2019-R06, Class 2M2 5.184% (LIBOR 1 Month + 2.10%), 09/25/2039(a)(f)		28	28,180
Series 2019-R07, Class 1M2 5.184% (LIBOR 1 Month + 2.10%), 10/25/2039(a)(f)		122	121,698
Series 2020-R01, Class 1M2 5.134% (LIBOR 1 Month + 2.05%), 01/25/2040(a)(f)		287	282,377
Series 2020-R02, Class 2M2 5.084% (LIBOR 1 Month + 2.00%), 01/25/2040(a)(f)		237	232,737
Series 2021-R01, Class 1M1 3.031% (SOFR + 0.75%), 10/25/2041(a)(f)		20	19,790
Series 2021-R01, Class 1M2 3.831% (SOFR + 1.55%), 10/25/2041(a)(f)		48	45,315
Series 2021-R03, Class 1M2 3.931% (SOFR + 1.65%), 12/25/2041(a)(f)		200	182,146

40	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
Series 2022-R01, Class 1M2 4.181% (SOFR + 1.90%), 12/25/2041(a)(f)	U.S.$	1,987	$1,809,126
Series 2022-R02, Class 2M1 3.481% (SOFR + 1.20%), 01/25/2042(a)(f)		490	479,865
Series 2022-R02, Class 2M2 5.281% (SOFR + 3.00%), 01/25/2042(a)(f)		602	549,615
Series 2022-R03, Class 1M2 5.781% (SOFR + 3.50%), 03/25/2042(a)(f)		1,602	1,521,694
Series 2022-R04, Class 1M2 5.381% (SOFR + 3.10%), 03/25/2042(a)(f)		130	121,287
Series 2022-R05, Class 2M2 5.281% (SOFR + 3.00%), 04/25/2042(a)(f)		1,234	1,138,247
Series 2022-R06, Class 1M1 5.031% (SOFR + 2.75%), 05/25/2042(a)(f)		559	558,798
Series 2022-R07, Class 1M1 5.255% (SOFR + 2.95%), 06/25/2042(a)(f)		759	758,887
Eagle Re Ltd. Series 2018-1, Class M1 4.784% (LIBOR 1 Month + 1.70%), 11/25/2028(a)(f)		208	205,990
Series 2018-1, Class M2 6.084% (LIBOR 1 Month + 3.00%), 11/25/2028(a)(f)		295	292,490
Series 2020-1, Class M1A 3.984% (LIBOR 1 Month + 0.90%), 01/25/2030(a)(f)		11	10,712
Series 2021-2, Class M1B 4.331% (SOFR + 2.05%), 04/25/2034(a)(f)		216	209,909
Federal Home Loan Mortgage Corp. Series 2019-DNA3, Class M2 5.134% (LIBOR 1 Month + 2.05%), 07/25/2049(a)(f)		85	83,933
Series 2019-DNA4, Class M2 5.034% (LIBOR 1 Month + 1.95%), 10/25/2049(a)(f)		97	96,339
Series 2019-FTR2, Class M2 5.234% (LIBOR 1 Month + 2.15%), 11/25/2048(a)(f)		482	454,643
Series 2020-DNA1, Class M2 4.784% (LIBOR 1 Month + 1.70%), 01/25/2050(a)(f)		188	185,931
Series 2020-DNA5, Class M2 5.081% (SOFR + 2.80%), 10/25/2050(a)(f)		699	699,150
Series 2021-DNA5, Class M2 3.931% (SOFR + 1.65%), 01/25/2034(a)(f)		519	506,475

	Principal Amount (000)		U.S. $ Value
Series 2021-DNA6, Class M2 3.781% (SOFR + 1.50%), 10/25/2041(a)(f)	U.S.$	1,965	$1,782,917
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2013-DN2, Class M2 7.334% (LIBOR 1 Month + 4.25%), 11/25/2023(f)		141	142,493
Series 2015-DNA1, Class M3 6.384% (LIBOR 1 Month + 3.30%), 10/25/2027(f)		75	75,965
Series 2015-HQA2, Class M3 7.884% (LIBOR 1 Month + 4.80%), 05/25/2028(f)		93	94,310
Series 2019-HQA3, Class M2 4.934% (LIBOR 1 Month + 1.85%), 09/25/2049(a)(f)		189	185,632
Series 2021-DNA6, Class M1 3.081% (SOFR + 0.80%), 10/25/2041(a)(f)		64	62,786
Series 2021-DNA7, Class M2 4.081% (SOFR + 1.80%), 11/25/2041(a)(f)		2,181	1,954,526
Series 2021-HQA4, Class M2 4.631% (SOFR + 2.35%), 12/25/2041(a)(f)		415	352,587
Series 2022-DNA1, Class M1B 4.131% (SOFR + 1.85%), 01/25/2042(a)(f)		731	663,190
Series 2022-DNA2, Class M1B 4.681% (SOFR + 2.40%), 02/25/2042(a)(f)		561	520,892
Series 2022-DNA3, Class M1A 4.281% (SOFR + 2.00%), 04/25/2042(a)(f)		374	370,135
Series 2022-DNA3, Class M1B 5.181% (SOFR + 2.90%), 04/25/2042(a)(f)		239	225,961
Series 2022-DNA4, Class M1B 5.631% (SOFR + 3.35%), 05/25/2042(a)(f)		878	834,200
Series 2022-DNA5, Class M1B 6.781% (SOFR + 4.50%), 06/25/2042(a)(f)		1,591	1,594,166
Series 2022-DNA6, Class M1A 4.435% (SOFR + 2.15%), 09/25/2042(a)(f)		606	602,523
Series 2022-DNA7, Class M1A 4.876% (SOFR + 2.50%), 09/25/2042(a)(f)		1,503	1,502,997
Series 2022-HQA1, Class M1B 5.781% (SOFR + 3.50%), 03/25/2042(a)(f)		134	128,148

2022 Annual Report	41

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C04, Class 1M2 7.984% (LIBOR 1 Month + 4.90%), 11/25/2024(f)	U.S.$	214	$220,994
Series 2014-C04, Class 2M2 8.084% (LIBOR 1 Month + 5.00%), 11/25/2024(f)		37	37,604
Series 2015-C01, Class 1M2 7.384% (LIBOR 1 Month + 4.30%), 02/25/2025(f)		140	143,212
Series 2015-C02, Class 1M2 7.084% (LIBOR 1 Month + 4.00%), 05/25/2025(f)		218	221,356
Series 2015-C03, Class 1M2 8.084% (LIBOR 1 Month + 5.00%), 07/25/2025(f)		242	246,478
Series 2015-C04, Class 1M2 8.784% (LIBOR 1 Month + 5.70%), 04/25/2028(f)		345	357,321
Series 2015-C04, Class 2M2 8.634% (LIBOR 1 Month + 5.55%), 04/25/2028(f)		197	201,226
Series 2016-C01, Class 2M2 10.034% (LIBOR 1 Month + 6.95%), 08/25/2028(f)		61	62,830
Series 2016-C02, Class 1M2 9.084% (LIBOR 1 Month + 6.00%), 09/25/2028(f)		171	177,297
Series 2017-C04, Class 2M2 5.934% (LIBOR 1 Month + 2.85%), 11/25/2029(f)		368	370,008
Series 2021-R02, Class 2M2 4.281% (SOFR + 2.00%), 11/25/2041(a)(f)		630	563,607
JPMorgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 7.334% (LIBOR 1 Month + 4.25%), 11/25/2024(f)(g)		21	20,131
PMT Credit Risk Transfer Trust Series 2019-2R, Class A 5. 863% (LIBOR 1 Month + 2.75%), 05/27/2023(a)(f)		631	605,920
Series 2019-3R, Class A 5.813% (LIBOR 1 Month + 2.70%), 10/27/2022(a)(f)		69	66,780
Series 2020-1R, Class A 5.463% (LIBOR 1 Month + 2.35%), 02/27/2023(f)(g)		158	149,631
Radnor Re Ltd. Series 2019-1, Class M1B 5.034% (LIBOR 1 Month + 1.95%), 02/25/2029(a)(f)		809	799,434
Series 2019-2, Class M1B 4.834% (LIBOR 1 Month + 1.75%), 06/25/2029(a)(f)		245	244,510

	Principal Amount (000)		U.S. $ Value
Series 2020-1, Class M1A 4.034% (LIBOR 1 Month + 0.95%), 01/25/2030(a)(f)	U.S.$	210	$209,339
Traingle Re Ltd. Series 2021-3, Class M1A 4.181% (SOFR + 1.90%), 02/25/2034(a)(f)		337	334,165
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 8.334% (LIBOR 1 Month + 5.25%), 11/25/2025(f)(g)		130	119,951
Series 2015-WF1, Class 2M2 8.584% (LIBOR 1 Month + 5.50%), 11/25/2025(f)(g)		33	31,102

			32,775,527

Agency Floating Rate–0.2%
Federal Home Loan Mortgage Corp. REMICs Series 4693, Class SL 3.332% (6.15% – LIBOR 1 Month), 06/15/2047(f)(h)		1,371	148,495
Series 4719, Class JS 3.332% (6.15% – LIBOR 1 Month), 09/15/2047(f)(h)		418	43,756
Series 4954, Class SL 2.966% (6.05% – LIBOR 1 Month), 02/25/2050(f)(h)		1,432	143,297
Series 4981, Class HS 3.016% (6.10% – LIBOR 1 Month), 06/25/2050(f)(h)		3,371	331,712
Federal National Mortgage Association REMICs Series 2011-131, Class ST 3.456% (6.54% – LIBOR 1 Month), 12/25/2041(f)(h)		633	73,893
Series 2014-17, Class SA 2.966% (6.05% – LIBOR 1 Month), 04/25/2044(f)(h)		1,791	198,830
Series 2014-78, Class SE 3.016% (6.10% – LIBOR 1 Month), 12/25/2044(f)(h)		501	48,700
Series 2016-77, Class DS 2.916% (6.00% – LIBOR 1 Month), 10/25/2046(f)(h)		1,121	110,961
Series 2017-62, Class AS 3.066% (6.15% – LIBOR 1 Month), 08/25/2047(f)(h)		533	60,177
Series 2017-81, Class SA 3.116% (6.20% – LIBOR 1 Month), 10/25/2047(f)(h)		537	58,918
Series 2017-97, Class LS 3.116% (6.20% – LIBOR 1 Month), 12/25/2047(f)(h)		1,101	121,302
Series 2017-97, Class SW 3.116% (6.20% – LIBOR 1 Month), 12/25/2047(f)(h)		563	59,624

42	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
Government National Mortgage Association Series 2017-122, Class SA 3.186% (6.20% – LIBOR 1 Month), 08/20/2047(f)(h)	U.S.$	526	$60,093
Series 2017-134, Class SE 3.186% (6.20% – LIBOR 1 Month), 09/20/2047(f)(h)		383	36,355
Series 2017-65, Class ST 3.136% (6.15% – LIBOR 1 Month), 04/20/2047(f)(h)		669	75,451

			1,571,564

Agency Fixed Rate–0.2%
Federal Home Loan Mortgage Corp. REMICs Series 5015, Class BI 4.00%, 09/25/2050(i)		2,350	445,706
Federal National Mortgage Association REMICs Series 2020-89, Class KI 4.00%, 12/25/2050(i)		5,099	963,977

			1,409,683

Non-Agency Floating Rate–0.0%
JPMorgan Chase Bank, NA Series 2019-CL1, Class M3 5.184% (LIBOR 1 Month + 2.10%), 04/25/2047(a)(f)		129	126,250

Total Collateralized Mortgage Obligations (cost $37,133,527)			35,883,024

		Shares

INVESTMENT COMPANIES–3.3%
Funds and Investment Trusts–3.3%
AB All Market Real Return Portfolio—Class Z(j)(k) (cost $31,827,545)		3,429,166	29,456,532

	Principal Amount (000)

ASSET-BACKED SECURITIES–2.8%
Autos—Fixed Rate–1.5%
ACM Auto Trust Series 2022-1A, Class A 3.23%, 04/20/2029(a)	U.S.$	764	761,099
Avis Budget Rental Car Funding AESOP LLC Series 2017-2A, Class D 4.56%, 03/20/2024(a)		1,056	1,051,386
Series 2018-1A, Class A 3.70%, 09/20/2024(a)		1,240	1,229,478
Series 2018-2A, Class A 4.00%, 03/20/2025(a)		500	491,245

	Principal Amount (000)		U.S. $ Value
Carvana Auto Receivables Trust Series 2021-N3, Class C 1.02%, 06/12/2028	U.S.$	502	$482,441
Series 2021-N4, Class D 2.30%, 09/11/2028		215	197,469
Series 2021-P4, Class D 2.61%, 09/11/2028		596	489,164
CPS Auto Receivables Trust Series 2021-C, Class D 1.69%, 06/15/2027(a)		740	668,934
Series 2022-A, Class C 2.17%, 04/16/2029(a)		824	763,063
FHF Trust Series 2021-2A, Class A 0.83%, 12/15/2026(a)		326	309,182
Ford Credit Auto Owner Trust Series 2021-1, Class D 2.31%, 10/17/2033(a)		824	710,151
Hertz Vehicle Financing III LLC Series 2022-1A, Class C 2.63%, 06/25/2026(a)		380	339,621
LAD Auto Receivables Trust Series 2021-1A, Class A 1.30%, 08/17/2026(a)		503	484,385
Series 2022-1A, Class A 5.21%, 06/15/2027(a)		975	962,267
Research-Driven Pagaya Motor Asset Trust VII Series 2022-3A, Class A 5.38%, 11/25/2030(a)		1,040	1,026,259
Santander Bank Auto Credit-Linked Notes Series 2022-A, Class B 5.281%, 05/15/2032(a)		1,012	992,564
Series 2022-B, Class B 5.721%, 08/16/2032(a)		1,414	1,416,133
Santander Bank NA—SBCLN Series 2021-1A, Class B 1.833%, 12/15/2031(a)		225	217,330
United Auto Credit Securitization Trust Series 2022-2, Class A 4.39%, 04/10/2025(a)		941	936,694

			13,528,865

Other ABS—Fixed Rate–1.2%
AB Issuer LLC Series 2021-1, Class A2 3.734%, 07/30/2051(a)		1,143	937,840
Affirm Asset Securitization Trust Series 2021-Z1, Class A 1.07%, 08/15/2025(a)		233	225,734
Series 2021-Z2, Class A 1.17%, 11/16/2026(a)		251	241,923
Series 2022-X1, Class A 1.75%, 02/15/2027(a)		705	687,260

2022 Annual Report	43

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Amur Equipment Finance Receivables XI LLC Series 2022-2A, Class A2 5.30%, 06/21/2028(a)	U.S.$	425	$422,431
Atalaya Equipment Leasing Trust Series 2021-1A, Class B 2.08%, 02/15/2027(a)		249	232,212
BHG Securitization Trust Series 2022-A, Class A 1.71%, 02/20/2035(a)		86	80,628
Cajun Global LLC Series 2021-1, Class A2 3.931%, 11/20/2051(a)		241	205,107
College Ave Student Loans Series 2021-C, Class B 2.72%, 07/26/2055(a)		311	263,682
Conn’s Receivables Funding Series 2021-A, Class A 1.05%, 05/15/2026(a)		272	270,297
Diamond Issuer Series 2021-1A, Class A 2.305%, 11/20/2051(a)		1,139	961,967
Domino’s Pizza Master Issuer LLC Series 2021-1A, Class A2I 2.662%, 04/25/2051(a)		624	513,937
GCI Funding I LLC Series 2021-1, Class A 2.38%, 06/18/2046(a)		442	376,837
Hardee’s Funding LLC Series 2018-1A, Class A23 5.71%, 06/20/2048(a)		567	519,268
Series 2020-1A, Class A2 3.981%, 12/20/2050(a)		430	369,188
Marlette Funding Trust Series 2022-2A, Class A 4.25%, 08/15/2032 (a)		297	293,717
MVW LLC Series 2021-2A, Class B 1.83%, 05/20/2039(a)		517	460,803
Neighborly Issuer Series 2022-1A, Class A2 3.695%, 01/30/2052(a)		837	673,190
Neighborly Issuer LLC Series 2021-1A, Class A2 3.584%, 04/30/2051(a)		446	368,470
Nelnet Student Loan Trust Series 2021-BA, Class B 2.68%, 04/20/2062(a)		140	111,354
Series 2021-CA, Class B 2.53%, 04/20/2062(a)		859	669,605
Series 2021-DA, Class B 2.90%, 04/20/2062(a)		457	368,350
SBA Tower Trust Series 2014-2A, Class C 3.869%, 10/15/2049(a)		774	748,493

	Principal Amount (000)		U.S. $ Value
Upstart Securitization Trust Series 2020-3, Class A 1.702%, 11/20/2030(a)	U.S.$	22	$21,772
Series 2021-3, Class B 1.66%, 07/20/2031(a)		750	690,745

			10,714,810

Credit Cards—Fixed Rate–0.1%
Brex Commercial Charge Card Master Trust Series 2021-1, Class A 2.09%, 07/15/2024(a)		602	590,470
Series 2022-1, Class A 4.63%, 07/15/2025(a)		555	537,513
Mission Lane Credit Card Master Trust Series 2021-A, Class B 2.24%, 09/15/2026(a)		244	235,419

			1,363,402

Total Asset-Backed Securities (cost $27,739,491)			25,607,077

CORPORATES—NON-INVESTMENT GRADE–2.4%

Industrial–1.6%
Basic–0.1%
INEOS Quattro Finance 2 PLC 2.50%, 01/15/2026(a)	EUR	603	485,577
Rimini Bidco SpA 6.25% (EURIBOR 3 Month + 5.25%), 12/14/2026(a)(f)		410	339,241

			824,818

Capital Goods–0.1%
Silgan Holdings, Inc. 2.25%, 06/01/2028		122	95,698
TK Elevator Midco GmbH 4.375%, 07/15/2027(a)		439	361,579
TransDigm, Inc. 6.25%, 03/15/2026(a)	U.S.$	468	453,881

			911,158

Communications—Media–0.4%
Altice Financing SA 3.00%, 01/15/2028(a)	EUR	320	236,053
CCO Holdings LLC/CCO Holdings Capital Corp. 4.50%, 08/15/2030(a)	U.S.$	240	189,849
4.50%, 06/01/2033(a)		846	627,495
4.75%, 02/01/2032(a)		655	511,136
DISH DBS Corp. 5.25%, 12/01/2026(a)		1,260	1,039,965
5.75%, 12/01/2028(a)		875	659,698
Summer BC Holdco B SARL 5.75%, 10/31/2026(a)	EUR	320	267,718
VZ Vendor Financing II BV 2.875%, 01/15/2029(a)		320	223,336

			3,755,250

44	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
Communications—Telecommunications–0.2%
Altice France SA/France 3.375%, 01/15/2028(a)	EUR	320	$238,335
Lorca Telecom Bondco SA 4.00%, 09/18/2027(a)		710	605,475
Telecom Italia SpA/Milano 1.625%, 01/18/2029 (a)		525	365,916
Telefonica Europe BV 4.375%, 12/14/2024(a)(d)		300	278,294

			1,488,020

Consumer Cyclical—Automotive–0.2%
Adient Global Holdings Ltd. 3.50%, 08/15/2024(a)		320	289,662
Clarios Global LP/Clarios US Finance Co. 4.375%, 05/15/2026(a)		242	209,435
Ford Motor Co. 6.10%, 08/19/2032	U.S.$	1,098	967,920
ZF Finance GmbH 2.00%, 05/06/2027(a)	EUR	500	378,750
3.75%, 09/21/2028(a)		300	228,767

			2,074,534

Consumer Cyclical—Entertainment–0.2%
Carnival Corp. 4.00%, 08/01/2028(a)	U.S.$	1,057	853,169
Carnival PLC 1.00%, 10/28/2029	EUR	490	230,282
Royal Caribbean Cruises Ltd. 8.25%, 01/15/2029(a)	U.S.$	628	610,899
11.50%, 06/01/2025(a)		446	473,879

			2,168,229

Consumer Cyclical—Other–0.1%
Allwyn Entertainment Financing UK PLC 4.446% (EURIBOR 3 Month + 4.12%), 02/15/2028(a)(f)	EUR	199	179,812
NH Hotel Group SA 4.00%, 07/02/2026(a)		320	273,006

			452,818

Consumer Cyclical—Restaurants–0.0%
1011778 BC ULC/New Red Finance, Inc. 3.50%, 02/15/2029(a)	U.S.$	78	64,549
Stonegate Pub Co. Financing 2019 PLC 8.25%, 07/31/2025(a)	GBP	230	225,199

			289,748

Consumer Non-Cyclical–0.2%
Albertsons Cos., Inc./Safeway, Inc./ New Albertsons LP/Albertsons LLC 3.50%, 02/15/2023(a)	U.S.$	236	233,900
3.50%, 03/15/2029(a)		575	464,313
Grifols Escrow Issuer SA 3.875%, 10/15/2028(a)	EUR	134	97,050

	Principal Amount (000)		U.S. $ Value
Grifols SA 1.625%, 02/15/2025(a)	EUR	128	$111,056
IQVIA, Inc. 2.25%, 03/15/2029(a)		200	150,270
Nobel Bidco BV 3.125%, 06/15/2028(a)		320	210,436
Organon & Co./ Organon Foreign Debt Co-Issuer BV 2.875%, 04/30/2028(a)		200	156,698

			1,423,723

Services–0.1%
APCOA Parking Holdings GmbH 4.625%, 01/15/2027(a)		320	248,735
Verisure Holding AB 3.25%, 02/15/2027(a)		395	314,256

			562,991

Technology–0.0%
Cedacri Mergeco SpA 4.946% (EURIBOR 3 Month + 4.62%), 05/15/2028(a)(f)		130	118,330
Playtech PLC 4.25%, 03/07/2026(a)		200	177,595

			295,925

Transportation—Airlines–0.0%
Deutsche Lufthansa AG 3.00%, 05/29/2026(a)		200	164,449

			14,411,663

Financial Institutions–0.7%
Banking–0.6%
Banco Bilbao Vizcaya Argentaria SA Series 9 6.50%, 03/05/2025(d)	U.S.$	400	347,792
Credit Suisse Group AG 7.50%, 07/17/2023(a)(d)		1,016	873,750
7.50%, 12/11/2023(a)(d)		973	895,111
Discover Financial Services Series D 6.125%, 06/23/2025(d)		1,865	1,823,597
Intesa Sanpaolo SpA 5.017%, 06/26/2024 (a)		400	373,364
Societe Generale SA 7.875%, 12/18/2023(a)(d)		695	663,899
8.00%, 09/29/2025(a)(d)		390	370,059

			5,347,572

Finance–0.0%
SLM Corp. 4.20%, 10/29/2025		311	278,973

Other Finance–0.0%
Motion Finco Sarl 7.00%, 05/15/2025 (a)	EUR	255	247,434

2022 Annual Report	45

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
REITs–0.1%
Vivion Investments SARL 3.00%, 08/08/2024(a)	EUR	600	$533,449

			6,407,428

Utility–0.1%
Electric–0.1%
EDP—Energias de Portugal SA Series NC5. 1.50%, 03/14/2082(a)		300	229,611
Vistra Corp. 7.00%, 12/15/2026(a)(d)	U.S.$	384	335,751

			565,362

Total Corporates—Non-Investment Grade (cost $26,820,549)			21,384,453

COMMERCIAL MORTGAGE-BACKED SECURITIES–2.2%
Non-Agency Floating Rate CMBS–1.3%
AREIT Trust Series 2022-CRE6, Class A 3.534% (SOFR + 1.25%), 01/16/2037(a)(f)		1,836	1,765,417
Ashford Hospitality Trust Series 2018-KEYS, Class A 3.818% (LIBOR 1 Month + 1.00%), 06/15/2035(a)(f)		600	581,113
BAMLL Commercial Mortgage Securities Trust Series 2017-SCH, Class AF 3.818% (LIBOR 1 Month + 1.00%), 11/15/2033(a)(f)		1,935	1,822,619
BBCMS Mortgage Trust Series 2020-BID, Class A 4.958% (LIBOR 1 Month + 2.14%), 10/15/2037(a)(f)		1,089	1,072,580
BFLD Trust Series 2021-FPM, Class A 4.418% (LIBOR 1 Month + 1.60%), 06/15/2038(a)(f)		1,653	1,594,099
BHMS Series 2018-ATLS, Class A 4.068% (LIBOR 1 Month + 1.25%), 07/15/2035(a)(f)		612	590,834
BHP Trust Series 2019-BXHP, Class C 4.34% (LIBOR 1 Month + 1.52%), 08/15/2036(a)(f)		235	223,887
BX Commercial Mortgage Trust Series 2019-IMC, Class E 4.968% (LIBOR 1 Month + 2.15%), 04/15/2034(a)(f)		430	405,754
BX Trust Series 2018-EXCL, Class A 3.906% (LIBOR 1 Month + 1.09%), 09/15/2037(a)(f)		65	63,741

	Principal Amount (000)		U.S. $ Value
CLNY Trust Series 2019-IKPR, Class D 4.843% (LIBOR 1 Month + 2.02%), 11/15/2038(a)(f)	U.S.$	915	$853,100
DBWF Mortgage Trust Series 2018-GLKS, Class A 4.023% (LIBOR 1 Month + 1.03%), 12/19/2030(a)(f)		766	743,926
Federal Home Loan Mortgage Corp. Series 2021-MN1, Class M1 4.281% (SOFR + 2.00%), 01/25/2051(a)(f)		113	108,181
GS Mortgage Securities Corp. Trust Series 2019-SMP, Class D 4.768% (LIBOR 1 Month + 1.95%), 08/15/2032(a)(f)		230	217,277
HFX Funding Series 2017-1A, Class A3 3.647%, 03/15/2035(f)(g)		1,230	1,129,216
Invitation Homes Trust Series 2018-SFR4, Class A 4.093% (LIBOR 1 Month + 1.10%), 01/17/2038(a)(f)		820	812,569
Natixis Commercial Mortgage Securities Trust Series 2019-MILE, Class A 4.318% (LIBOR 1 Month + 1.50%), 07/15/2036(a)(f)		372	366,226

			12,350,539

Non-Agency Fixed Rate CMBS–0.9%
BAMLL Commercial Mortgage Securities Trust Series 2013-WBRK, Class D 3.652%, 03/10/2037(a)		500	424,332
Banc of America Commercial Mortgage Trust Series 2015-UBS7, Class AS 3.989%, 09/15/2048		85	79,662
Commercial Mortgage Trust Series 2010-C1, Class D 5.985%, 07/10/2046(a)		1,006	982,332
GS Mortgage Securities Trust Series 2011-GC5, Class AS 5.209%, 08/10/2044(a)		429	426,690
Series 2011-GC5, Class D 5.302%, 08/10/2044(a)		114	48,671
Series 2013-G1, Class A2 3.557%, 04/10/2031(a)		582	577,498
Series 2013-GC12, Class B 3.777%, 06/10/2046		465	457,058
Series 2014-GC18, Class D 5.225%, 01/10/2047(a)		40	16,448
GSF Series 2021-1, Class A1 1.433%, 08/15/2026(g)(l)		412	381,575

46	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value
Series 2021-1, Class A2 2.435%, 08/15/2026(g)(l)	U.S.$	1,071	$1,009,519
Series 2021-1, Class AS 2.638%, 08/15/2026(g)(l)		39	35,974
JPMBB Commercial Mortgage Securities Trust Series 2014-C21, Class B 4.341%, 08/15/2047		150	139,059
Series 2014-C22, Class XA 0.957%, 09/15/2047(i)		13,063	148,128
Series 2014-C26, Class AS 3.80%, 01/15/2048		770	724,267
Series 2015-C33, Class AS 4.023%, 12/15/2048		440	412,281
JPMorgan Chase Commercial Mortgage Securities Trust Series 2012-C6, Class E 5.129%, 05/15/2045(a)		375	290,319
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class AJ 5.452%, 09/15/2039		117	51,620
LSTAR Commercial Mortgage Trust Series 2016-4, Class A2 2.579%, 03/10/2049(a)		387	383,976
Morgan Stanley Capital I Trust Series 2011-C3, Class C 5.253%, 07/15/2049(a)		68	66,783
UBS Commercial Mortgage Trust Series 2019-C17, Class AS 3.203%, 10/15/2052		364	306,235
Wells Fargo Commercial Mortgage Trust Series 2016-LC25, Class C 4.483%, 12/15/2059		125	109,875
Series 2016-NXS6, Class C 4.531%, 11/15/2049		750	668,347
WF-RBS Commercial Mortgage Trust Series 2014-C24, Class AS 3.931%, 11/15/2047		143	136,233

			7,876,882

Total Commercial Mortgage-Backed Securities (cost $21,634,409)			20,227,421

COLLATERALIZED LOAN OBLIGATIONS–1.9%
CLO—Floating Rate–1.9%
AGL CLO 10 Ltd. Series 2021-10A, Class A 3.642% (LIBOR 3 Month + 1.13%), 04/15/2034 (a)(f)		330	314,239
AGL CLO 12 Ltd. Series 2021-12A, Class D 5.56% (LIBOR 3 Month + 2.85%), 07/20/2034 (a)(f)		350	303,794

	Principal Amount (000)		U.S. $ Value
AGL CLO 16 Ltd. Series 2021-16A, Class A 3.84% (LIBOR 3 Month + 1.13%), 01/20/2035 (a)(f)	U.S.$	1,028	$972,491
Balboa Bay Loan Funding Ltd. Series 2020-1A, Class DR 5.86% (LIBOR 3 Month + 3.15%), 01/20/2032(a)(f)		700	612,061
Series 2021-1A, Class A 3.91% (LIBOR 3 Month + 1.20%), 07/20/2034(a)(f)		816	781,604
Ballyrock CLO 15 Ltd. Series 2021-1A, Class C 5.612% (LIBOR 3 Month + 3.10%), 04/15/2034(a)(f)		375	323,149
Ballyrock CLO 17 Ltd. Series 2021-17A, Class A1A 3.86% (LIBOR 3 Month + 1.15%), 10/20/2034(a)(f)		250	238,613
Dryden 78 CLO Ltd. Series 2020-78A, Class C 4.69% (LIBOR 3 Month + 1.95%), 04/17/2033(a)(f)		830	759,571
Series 2020-78A, Class D 5.74% (LIBOR 3 Month + 3.00%), 04/17/2033(a)(f)		250	221,063
Elevation CLO Ltd. Series 2020-11A, Class C 4.712% (LIBOR 3 Month + 2.20%), 04/15/2033(a)(f)		670	595,335
Elmwood CLO IX Ltd. Series 2021-2A, Class A 3.84% (LIBOR 3 Month + 1.13%), 07/20/2034(a)(f)		452	432,534
Series 2021-2A, Class D 5.66% (LIBOR 3 Month + 2.95%), 07/20/2034(a)(f)		368	324,436
Flatiron CLO 21 Ltd. Series 2021-1A, Class A1 3.848% (LIBOR 3 Month + 1.11%), 07/19/2034(a)(f)		340	324,614
Series 2021-1A, Class D 5.638% (LIBOR 3 Month + 2.90%), 07/19/2034(a)(f)		390	347,154
Goldentree Loan Management US CLO 7 Ltd. Series 2020-7A, Class AR 3.78% (LIBOR 3 Month + 1.07%), 04/20/2034(a)(f)		883	837,839
ICG US CLO Ltd. Series 2015-1A, Class A1R 3.878% (LIBOR 3 Month + 1.14%), 10/19/2028 (a)(f)		387	380,866
Kings Park CLO Ltd. Series 2021-1A, Class A 3.862% (LIBOR 3 Month + 1.13%), 01/21/2035 (a)(f)		250	238,208

2022 Annual Report	47

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value
Magnetite XXVI Ltd. Series 2020-26A, Class A1R 3.903% (LIBOR 3 Month + 1.12%), 07/25/2034(a)(f)	U.S.$	1,576	$1,510,288
Marble Point CLO XI Ltd. Series 2017-2A, Class A 3.92% (LIBOR 3 Month + 1.18%), 12/18/2030(a)(f)		678	653,507
Neuberger Berman Loan Advisers CLO 42 Ltd. Series 2021-42A, Class D 5.54% (LIBOR 3 Month + 2.80%), 07/16/2035(a)(f)		455	399,263
Neuberger Berman Loan Advisers CLO 43 Ltd. Series 2021-43A, Class A 3.87% (LIBOR 3 Month + 1.13%), 07/17/2035(a)(f)		965	924,539
Neuberger Berman Loan Advisers CLO Ltd. Series 2021-42A, Class A 3.84% (LIBOR 3 Month + 1.10%), 07/16/2035(a)(f)		197	188,278
OCP CLO Ltd. Series 2020-18A, Class AR 3.80% (LIBOR 3 Month + 1.09%), 07/20/2032(a)(f)		1,156	1,117,142
Octagon Loan Funding Ltd. Series 2014-1A, Class ARR 4.141% (LIBOR 3 Month + 1.18%), 11/18/2031 (a)(f)		461	446,630
OZLM XVIII Ltd. Series 2018-18A, Class A 3.532% (LIBOR 3 Month + 1.02%), 04/15/2031(a)(f)		745	716,745
Peace Park CLO Ltd. Series 2021-1A, Class A 3.84% (LIBOR 3 Month + 1.13%), 10/20/2034(a)(f)		287	275,229
Pikes Peak CLO 8 Series 2021-8A, Class A 3.88% (LIBOR 3 Month + 1.17%), 07/20/2034(a)(f)		1,046	1,001,222
Rad CLO 7 Ltd. Series 2020-7A, Class C 4.74% (LIBOR 3 Month + 2.00%), 04/17/2033(a)(f)		250	229,870
Regatta XIX Funding Ltd. Series 2022-1A, Class A1 2.399% (SOFR + 1.32%), 04/20/2035(a)(f)		250	237,843
Regatta XXIV Funding Ltd. Series 2021-5A, Class A1 3.86% (LIBOR 3 Month + 1.15%), 01/20/2035(a)(f)		250	237,430

	Principal Amount (000)		U.S. $ Value
Rockford Tower CLO Ltd. Series 2021-1A, Class D 5.71% (LIBOR 3 Month + 3.00%), 07/20/2034(a)(f)	U.S.$	600	$511,704
Series 2021-2A, Class D 5.96% (LIBOR 3 Month + 3.25%), 07/20/2034(a)(f)		449	385,218
Voya CLO Ltd. Series 2019-1A, Class DR 5.362% (LIBOR 3 Month + 2.85%), 04/15/2031(a)(f)		340	290,640

Total Collateralized Loan Obligations (cost $18,329,740)			17,133,119

	Notional Amount

OPTIONS PURCHASED—PUTS–1.2%
Options on Equity Indices–1.2%
Euro STOXX 50 Index Expiration: Jul 2023; Contracts: 3,680; Exercise Price: EUR 2,800.00; Counterparty: UBS AG(m)	EUR	10,304,000	512,372
Euro STOXX 50 Index Expiration: Jul 2023; Contracts: 2,600; Exercise Price: EUR 2,800.00; Counterparty: UBS AG(m)	EUR	7,280,000	362,002
FTSE 100 Index Expiration: Aug 2023; Contracts: 770; Exercise Price: GBP 6,000.00; Counterparty: UBS AG(m)	GBP	4,620,000	204,201
FTSE 100 Index Expiration: Aug 2023; Contracts: 580; Exercise Price: GBP 6,000.00; Counterparty: UBS AG(m)	GBP	3,480,000	153,814
Nikkei 225 Index Expiration: Sep 2023; Contracts: 45,000; Exercise Price: JPY 22,000.00; Counterparty: UBS AG(m)	JPY	990,000,000	329,890
Nikkei 225 Index Expiration: Sep 2023; Contracts: 33,000; Exercise Price: JPY 22,000.00; Counterparty: UBS AG(m)	JPY	726,000,000	241,919
S&P 500 Index Expiration: Jul 2023; Contracts: 28,200; Exercise Price: USD 3,250.00; Counterparty: UBS AG(m)	USD	91,650,000	5,282,151

48	Sanford C. Bernstein Fund, Inc.

	Notional Amount		U.S. $ Value
S&P 500 Index Expiration: Jul 2023; Contracts: 19,000; Exercise Price: USD 3,250.00; Counterparty: UBS AG(m)	USD	61,750,000	$3,558,896

Total Options Purchased—Puts (premiums paid $6,176,781)			10,645,245

	Principal Amount (000)

U.S. TREASURY BILLS–0.9%
U.S. Treasury Bill Zero Coupon, 12/15/2022	U.S.$	5,423	5,391,505
Zero Coupon, 03/16/2023		2,730	2,684,207

Total U.S. Treasury Bills (cost $8,071,660)			8,075,712

COVERED BONDS–0.6%
Bank of Montreal 0.125%, 01/26/2027(a)	EUR	815	705,416
Bank of Nova Scotia (The) 0.00%, 01/14/2027(a)		537	462,906
Commonwealth Bank of Australia 0.125%, 10/15/2029(a)		850	671,940
DNB Boligkreditt AS 0.625%, 06/19/2025(a)		336	310,678
National Australia Bank Ltd. 0.00%, 01/06/2029(a)		850	683,412
Nationwide Building Society 0.625%, 03/25/2027(a)		1,655	1,460,677
Royal Bank of Canada 0.125%, 04/26/2027(a)		1,105	948,496

Total Covered Bonds (cost $6,424,999)			5,243,525

EMERGING MARKETS—CORPORATE BONDS–0.6%

Industrial–0.6%
Basic–0.1%
Braskem Idesa SAPI 6.99%, 02/20/2032(a)	U.S.$	305	202,063
Cia de Minas Buenaventura SAA 5.50%, 07/23/2026(a)		228	189,069
Vedanta Resources Finance II PLC 13.875%, 01/21/2024(a)		661	549,993
Volcan Cia Minera SAA 4.375%, 02/11/2026(a)		152	124,478

			1,065,603

Capital Goods–0.2%
Embraer Netherlands Finance BV 5.40%, 02/01/2027		725	660,801
6.95%, 01/17/2028(a)		652	611,983

	Principal Amount (000)		U.S. $ Value
Odebrecht Holdco Finance Ltd. Zero Coupon, 09/10/2058(a)	U.S.$	639	$1,279

			1,274,063

Communications—Media–0.1%
Globo Comunicacao e Participacoes SA 4.875%, 01/22/2030(a)		1,127	848,068

Consumer Cyclical—Other–0.1%
Wynn Macau Ltd. 5.625%, 08/26/2028(a)		587	393,290

Consumer Non-Cyclical–0.1%
Natura & Co. Luxembourg Holdings SARL 6.00%, 04/19/2029(a)		202	164,681
Natura Cosmeticos SA 4.125%, 05/03/2028(a)		606	471,165

			635,846

Energy–0.0%
Greenko Solar Mauritius Ltd. 5.95%, 07/29/2026(a)		200	166,250
Leviathan Bond Ltd. 6.125%, 06/30/2025(a)		196	184,112

			350,362

Services–0.0%
MercadoLibre, Inc. 2.375%, 01/14/2026		400	339,260

			4,906,492

Utility–0.0%
Electric–0.0%
JSW Hydro Energy Ltd. 4.125%, 05/18/2031(a)		184	144,992
Terraform Global Operating LP 6.125%, 03/01/2026(g)		133	125,255

			270,247

Financial Institutions–0.0%
Other Finance–0.0%
OEC Finance Ltd. 5.25%, 12/27/2033(a)(n)		125	2,754
7.125%, 12/26/2046(a)(n)		478	12,595

			15,349

Total Emerging Markets—Corporate Bonds (cost $6,919,550)			5,192,088

2022 Annual Report	49

Schedule of Investments (continued)

	Principal Amount (000)		U.S. $ Value

QUASI-SOVEREIGNS–0.6%

Quasi-Sovereign Bonds–0.6%
China–0.3%
China Development Bank Series 1904 3.68%, 02/26/2026	CNY	19,350	$2,829,311

Indonesia–0.1%
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 5.45%, 05/21/2028(a)	U.S.$	618	589,158

Mexico–0.2%
Comision Federal de Electricidad 3.348%, 02/09/2031(a)		1,377	990,837
4.688%, 05/15/2029(a)		921	767,481

			1,758,318

Total Quasi-Sovereigns (cost $5,627,927)			5,176,787

GOVERNMENTS—SOVEREIGN BONDS–0.3%
Colombia–0.0%
Colombia Government International Bond 3.875%, 04/25/2027		387	327,934

France–0.1%
Dexia Credit Local SA 0.00%, 01/21/2028(a)	EUR	1,300	1,091,122
0.01%, 01/22/2027(a)		200	173,392

			1,264,514

Germany–0.1%
Landwirtschaftliche Rentenbank 0.00%, 11/27/2029(a)		1,199	963,272

Indonesia–0.1%
Indonesia Government International Bond 1.00%, 07/28/2029		225	171,764
3.375%, 07/30/2025(a)		470	451,210

			622,974

Total Governments—Sovereign Bonds (cost $3,717,693)			3,178,694

LOCAL GOVERNMENTS—US MUNICIPAL BONDS–0.3%
United States–0.3%
City of New York NY Series 2021-D 1.923%, 08/01/2031	U.S.$	885	680,814
Port Authority of New York & New Jersey Series 2020-A 1.086%, 07/01/2023		745	726,256

	Principal Amount (000)		U.S. $ Value
State Board of Administration Finance Corp. Series 2020-A 1.705%, 07/01/2027	U.S.$	652	$557,577
Tobacco Settlement Finance Authority Series 2020 3.00%, 06/01/2035		304	288,951
University of California Series 2021-B 3.071%, 05/15/2051		1,130	753,451

Total Local Governments—US Municipal Bonds (cost $3,705,635)			3,007,049

LOCAL GOVERNMENTS—PROVINCIAL BONDS–0.2%
Canada–0.2%
Province of Ontario Canada 2.70%, 06/02/2029	CAD	1,295	875,286
Province of Quebec Canada 0.875%, 05/04/2027(a)	EUR	988	882,644
3.65%, 05/20/2032	CAD	494	351,517

Total Local Governments—Provincial Bonds (cost $2,408,457)			2,109,447

SUPRANATIONALS–0.2%
European Investment Bank 0.75%, 07/15/2027	AUD	690	371,072
1.80%, 01/19/2027		905	520,752
Inter-American Development Bank 2.50%, 04/14/2027(a)		155	90,919
International Bank for Reconstruction & Development Series G 0.00%, 01/15/2027	EUR	871	759,409
Series GDIF 0.00%, 04/24/2028		318	266,316

Total Supranationals (cost $2,484,942)			2,008,468

EMERGING MARKETS—SOVEREIGNS–0.2%
Dominican Republic–0.1%
Dominican Republic International Bond 4.875%, 09/23/2032(a)	U.S.$	1,307	975,185

Egypt–0.1%
Egypt Government International Bond 5.875%, 02/16/2031(a)		580	334,153

Ivory Coast–0.0%
Ivory Coast Government International Bond 5.875%, 10/17/2031(a)	EUR	290	204,688

Total Emerging Markets—Sovereigns (cost $2,179,317)			1,514,026

50	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)		U.S. $ Value

LOCAL GOVERNMENTS—REGIONAL BONDS–0.1%
Japan–0.1%
Japan Finance Organization for Municipalities Series G 0.05%, 02/12/2027(a) (cost $1,639,849)	EUR	1,481	$1,276,525

GOVERNMENTS—SOVEREIGN AGENCIES–0.1%
Japan–0.1%
Development Bank of Japan, Inc. Series G 0.01%, 10/15/2024(a)		776	717,740

Netherlands–0.0%
BNG Bank NV 0.75%, 01/24/2029(a)		306	263,056

Total Governments—Sovereign Agencies (cost $1,226,666)			980,796

AGENCIES–0.1%
Agency Debentures–0.1%
Federal Home Loan Banks 2.50%, 02/13/2024 (cost $584,412)	U.S.$	585	570,755

		Shares	U.S. $ Value

SHORT-TERM INVESTMENTS–11.7%
Investment Companies–11.1%
AB Fixed Income Shares, Inc.—Government Money Market Portfolio—Class AB, 2.58%(j)(k)(o) (cost $99,713,489)		99,713,489	$99,713,489

Principal Amount (000)

Governments—Treasuries–0.6%
Japan–0.6%
Japan Treasury Discount Bill Series 1105 Zero Coupon, 12/05/2022	JPY	766,200	5,295,584

Total Short-Term Investments (cost $105,034,365)			105,009,073

Total Investments—103.7% (cost $1,043,970,625)			933,727,718

Other assets less liabilities—(3.7)%			(32,906,545)

Net Assets—100.0%			$900,821,173

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts

10 Yr Australian Bond Futures	98	December 2022	$7,341,529	$(134,931)

10 Yr Japan Bond (OSE) Futures	2	December 2022	2,049,333	(1,218)

Euro STOXX 50 Index Futures	491	December 2022	15,951,932	(1,532,940)

Euro-Bund Futures	13	December 2022	1,764,453	(64,176)

FTSE 100 Index Futures	27	December 2022	2,084,504	(128,234)

Hang Seng Index Futures	56	October 2022	6,138,872	(208,100)

MSCI Emerging Markets Futures	216	December 2022	9,412,200	(1,208,874)

Nikkei 225 (OSE) Futures	17	December 2022	3,046,915	(146,528)

OMXS 30 Index Futures	523	October 2022	8,624,258	(514,875)

Russell 2000 E-Mini Futures	50	December 2022	4,174,500	(549,810)

S&P 500 E-Mini Futures	552	December 2022	99,401,400	(11,776,437)

S&P Mid 400 E-Mini Futures	13	December 2022	2,870,660	(386,454)

TOPIX Index Futures	62	December 2022	7,865,128	(307,238)

U.S. 10 Yr Ultra Futures	111	December 2022	13,151,766	(373,196)

U.S. Long Bond (CBT) Futures	49	December 2022	6,193,906	(353,732)

U.S. T-Note 2 Yr (CBT) Futures	86	December 2022	17,663,594	(232,712)

U.S. T-Note 5 Yr (CBT) Futures	401	December 2022	43,110,633	(1,090,294)

U.S. Ultra Bond (CBT) Futures	49	December 2022	6,713,000	(645,539)

2022 Annual Report	51

Schedule of Investments (continued)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Sold Contracts

10 Yr Canadian Bond Futures	55	December 2022	$4,920,875	$11,868

10 Yr Japan Bond (OSE) Futures	24	December 2022	24,591,999	66,640

Euro-BOBL Futures	91	December 2022	10,679,851	204,694

Euro-Bund Futures	11	December 2022	1,492,998	(10,301)

Euro-OAT Futures	16	December 2022	2,071,747	101,449

Euro-Schatz Futures	352	December 2022	36,969,528	217,091

FTSE 100 Index Futures	6	December 2022	463,223	9,056

Long Gilt Futures	275	December 2022	29,599,739	528,326

MSCI Singapore IX ETS Futures	100	October 2022	1,954,047	10,009

S&P/TSX 60 Index Futures	58	December 2022	9,371,702	227,808

SPI 200 Futures	100	December 2022	10,339,942	462,932

U.S. 10 Yr Ultra Futures	38	December 2022	4,502,406	222,433

U.S. T-Note 2 Yr (CBT) Futures	13	December 2022	2,670,078	17,438

U.S. T-Note 10 Yr (CBT) Futures	8	December 2022	896,500	(8,464)

U.S. Ultra Bond (CBT) Futures	28	December 2022	3,836,000	326,710

				$(17,267,599)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Bank of America, NA	BRL	14,363	USD	2,746	10/04/2022	$83,270

Bank of America, NA	USD	2,657	BRL	14,363	10/04/2022	6,033

Bank of America, NA	BRL	28,906	USD	5,346	10/04/2022	(12,141)

Bank of America, NA	USD	5,403	BRL	28,906	10/04/2022	(44,421)

Bank of America, NA	BRL	28,906	USD	5,365	11/03/2022	45,283

Bank of America, NA	CLP	2,621,537	USD	2,707	11/22/2022	20,873

Bank of America, NA	USD	2,918	CNH	20,795	10/20/2022	(5,138)

Bank of America, NA	EUR	42,166	USD	40,800	12/08/2022	(716,095)

Bank of America, NA	USD	2,644	INR	216,147	12/21/2022	(13,738)

Bank of America, NA	JPY	1,139,251	USD	7,970	12/02/2022	50,871

Bank of America, NA	MXN	54,133	USD	2,628	11/18/2022	(37,697)

Bank of America, NA	USD	5,842	NZD	9,723	11/18/2022	(399,107)

Bank of America, NA	USD	3,657	NOK	37,763	12/01/2022	(184,514)

Bank of America, NA	USD	2,868	ZAR	47,404	10/13/2022	(250,628)

Bank of America, NA	CHF	6,038	USD	6,197	12/07/2022	39,359

Bank of America, NA	CHF	2,039	USD	2,070	12/07/2022	(9,556)

Barclays Bank PLC	USD	2,688	AUD	4,014	10/20/2022	(120,347)

Barclays Bank PLC	USD	1,824	CAD	2,347	10/27/2022	(124,714)

Barclays Bank PLC	GBP	2,466	USD	2,872	11/17/2022	116,790

Barclays Bank PLC	USD	643	GBP	570	11/17/2022	(6,164)

Barclays Bank PLC	IDR	12,359,207	USD	814	10/27/2022	7,499

Barclays Bank PLC	MYR	5,519	USD	1,250	12/15/2022	68,132

Barclays Bank PLC	USD	2,645	NOK	28,722	12/01/2022	(4,696)

52	Sanford C. Bernstein Fund, Inc.

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Barclays Bank PLC	PLN	7,068	USD	1,418	11/30/2022	$4,905

BNP Paribas SA	AUD	25,885	USD	17,920	10/20/2022	1,359,746

BNP Paribas SA	BRL	14,404	USD	2,771	10/04/2022	100,548

BNP Paribas SA	USD	2,664	BRL	14,404	10/04/2022	6,050

BNP Paribas SA	CAD	7,413	USD	5,549	10/27/2022	182,617

BNP Paribas SA	USD	7,878	CAD	10,477	10/27/2022	(294,037)

BNP Paribas SA	USD	2,725	CLP	2,503,679	11/22/2022	(159,754)

BNP Paribas SA	USD	7,740	GBP	6,569	11/17/2022	(400,118)

BNP Paribas SA	NZD	8,962	USD	5,293	11/18/2022	276,313

BNP Paribas SA	USD	12,795	NZD	20,949	11/18/2022	(1,068,464)

BNP Paribas SA	ZAR	95,178	USD	5,465	10/13/2022	210,452

BNP Paribas SA	USD	2,735	CHF	2,668	12/07/2022	(14,710)

Citibank, NA	AUD	3,932	USD	2,747	10/20/2022	231,012

Citibank, NA	CAD	7,084	USD	5,443	10/27/2022	314,337

Citibank, NA	USD	9,890	CAD	13,028	10/27/2022	(458,818)

Citibank, NA	USD	2,726	CLP	2,550,253	11/22/2022	(113,008)

Citibank, NA	USD	5,927	EUR	6,140	12/08/2022	118,146

Citibank, NA	GBP	10,464	USD	12,074	11/17/2022	382,936

Citibank, NA	USD	2,541	GBP	2,372	11/17/2022	109,689

Citibank, NA	USD	2,804	GBP	2,436	11/17/2022	(82,387)

Citibank, NA	USD	5,623	JPY	792,296	12/02/2022	(115,497)

Citibank, NA	TWD	252,276	USD	8,420	10/21/2022	494,740

Citibank, NA	KRW	14,940,700	USD	11,224	10/27/2022	845,029

Citibank, NA	USD	2,691	KRW	3,550,215	10/27/2022	(224,894)

Citibank, NA	SEK	52,057	USD	4,739	12/01/2022	34,696

Credit Suisse International	AUD	3,795	USD	2,620	10/20/2022	191,796

Credit Suisse International	USD	5,303	AUD	7,654	10/20/2022	(406,784)

Credit Suisse International	USD	1,613	CAD	2,111	10/27/2022	(85,651)

Credit Suisse International	USD	5,431	ZAR	95,637	10/13/2022	(151,600)

Deutsche Bank AG	CAD	9,419	USD	7,368	10/27/2022	549,603

Goldman Sachs Bank USA	CNH	86,898	USD	12,872	10/20/2022	699,115

Goldman Sachs Bank USA	USD	2,727	NZD	4,551	11/18/2022	(179,341)

Goldman Sachs Bank USA	USD	862	SEK	9,782	12/01/2022	21,785

HSBC Bank USA	BRL	14,407	USD	2,665	10/04/2022	(6,051)

HSBC Bank USA	USD	2,827	BRL	14,407	10/04/2022	(156,083)

HSBC Bank USA	USD	11,985	CAD	15,400	10/27/2022	(837,642)

HSBC Bank USA	CLP	2,477,640	USD	2,604	11/22/2022	65,958

HSBC Bank USA	USD	2,565	CNH	18,262	10/20/2022	(6,591)

HSBC Bank USA	INR	218,743	USD	2,717	12/21/2022	55,520

HSBC Bank USA	USD	2,691	INR	221,518	12/21/2022	4,479

HSBC Bank USA	IDR	6,703,573	USD	449	10/27/2022	11,249

HSBC Bank USA	USD	6,184	JPY	889,443	12/02/2022	(2,010)

HSBC Bank USA	USD	2,808	TWD	83,328	10/21/2022	(189,767)

HSBC Bank USA	USD	2,795	PLN	13,438	11/30/2022	(108,385)

HSBC Bank USA	SGD	3,868	USD	2,692	12/07/2022	(2,994)

HSBC Bank USA	KRW	14,925,450	USD	10,959	10/27/2022	590,822

HSBC Bank USA	USD	5,541	KRW	7,422,018	10/27/2022	(385,264)

2022 Annual Report	53

Schedule of Investments (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

JPMorgan Chase Bank, NA	USD	18,706	AUD	27,264	10/20/2022	$(1,264,201)

JPMorgan Chase Bank, NA	CAD	20,914	USD	16,231	10/27/2022	1,091,475

JPMorgan Chase Bank, NA	USD	2,814	CAD	3,617	10/27/2022	(195,306)

JPMorgan Chase Bank, NA	CLP	2,542,858	USD	2,859	11/22/2022	254,334

JPMorgan Chase Bank, NA	EUR	8,463	USD	8,277	12/08/2022	(55,614)

JPMorgan Chase Bank, NA	GBP	2,275	USD	2,480	11/17/2022	(62,129)

JPMorgan Chase Bank, NA	USD	24,387	JPY	3,495,455	12/02/2022	(90,322)

JPMorgan Chase Bank, NA	USD	2,823	NZD	4,550	11/18/2022	(276,537)

JPMorgan Chase Bank, NA	PLN	13,110	USD	2,695	11/30/2022	73,232

JPMorgan Chase Bank, NA	USD	2,702	PLN	12,791	11/30/2022	(144,076)

JPMorgan Chase Bank, NA	ZAR	47,968	USD	2,771	10/13/2022	123,003

JPMorgan Chase Bank, NA	USD	2,682	SEK	30,041	12/01/2022	32,869

JPMorgan Chase Bank, NA	CHF	2,625	USD	2,741	12/07/2022	63,956

Morgan Stanley Capital Services, Inc.	AUD	3,974	USD	2,770	10/20/2022	227,647

Morgan Stanley Capital Services, Inc.	USD	24,889	AUD	35,862	10/20/2022	(1,946,386)

Morgan Stanley Capital Services, Inc.	BRL	14,546	USD	2,871	10/04/2022	174,093

Morgan Stanley Capital Services, Inc.	USD	2,690	BRL	14,546	10/04/2022	6,110

Morgan Stanley Capital Services, Inc.	USD	13,111	CAD	17,188	10/27/2022	(668,955)

Morgan Stanley Capital Services, Inc.	USD	1,519	EUR	1,559	11/09/2022	12,958

Morgan Stanley Capital Services, Inc.	USD	980	EUR	1,002	12/08/2022	6,643

Morgan Stanley Capital Services, Inc.	GBP	12,296	USD	14,386	11/17/2022	646,750

Morgan Stanley Capital Services, Inc.	USD	3,305	GBP	2,887	11/17/2022	(78,852)

Morgan Stanley Capital Services, Inc.	USD	1,295	JPY	184,015	12/02/2022	(16,384)

Morgan Stanley Capital Services, Inc.	NZD	6,485	USD	3,967	11/18/2022	337,483

Morgan Stanley Capital Services, Inc.	USD	2,340	NZD	4,153	11/18/2022	(15,188)

Morgan Stanley Capital Services, Inc.	USD	2,746	SGD	3,863	12/07/2022	(54,336)

Morgan Stanley Capital Services, Inc.	USD	2,678	ZAR	48,218	10/13/2022	(15,769)

Morgan Stanley Capital Services, Inc.	KRW	3,771,445	USD	2,844	10/27/2022	224,205

Morgan Stanley Capital Services, Inc.	CHF	1,727	USD	1,766	12/07/2022	4,925

Natwest Markets PLC	USD	2,823	CAD	3,639	10/27/2022	(188,723)

Natwest Markets PLC	USD	5,446	JPY	783,021	12/02/2022	(3,799)

Standard Chartered Bank	EUR	2,778	USD	2,719	12/08/2022	(16,295)

Standard Chartered Bank	USD	5,672	TWD	168,990	10/21/2022	(362,639)

Standard Chartered Bank	KRW	3,209,667	USD	2,253	10/27/2022	23,127

Standard Chartered Bank	USD	3,097	KRW	4,194,270	10/27/2022	(183,075)

State Street Bank & Trust Co.	AUD	29	USD	20	10/20/2022	1,168

State Street Bank & Trust Co.	USD	530	CAD	685	10/27/2022	(33,960)

State Street Bank & Trust Co.	USD	616	CNH	4,392	10/11/2022	(941)

State Street Bank & Trust Co.	CNH	7,303	USD	1,048	10/20/2022	24,967

State Street Bank & Trust Co.	USD	254	EUR	261	11/09/2022	2,892

State Street Bank & Trust Co.	EUR	224	USD	217	11/09/2022	(2,473)

State Street Bank & Trust Co.	USD	39	GBP	35	11/17/2022	993

State Street Bank & Trust Co.	JPY	375	USD	3	12/02/2022	42

State Street Bank & Trust Co.	USD	1,618	JPY	231,595	12/02/2022	(8,384)

UBS AG	AUD	34,599	USD	23,902	10/20/2022	1,766,873

UBS AG	EUR	37,685	USD	36,314	12/01/2022	(767,886)

UBS AG	EUR	1,356	USD	1,308	12/08/2022	(27,687)

54	Sanford C. Bernstein Fund, Inc.

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

UBS AG	JPY	1,787,500	USD	12,627	12/02/2022	$202,473

UBS AG	MXN	55,006	USD	2,677	11/18/2022	(31,622)

UBS AG	CHF	8,028	USD	8,351	12/07/2022	164,702

UBS AG	USD	5,532	CHF	5,387	12/07/2022	(38,454)

						$(1,162,226)

CENTRALLY CLEARED CREDIT DEFAULT SWAPS (see Note 3)
Description	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Buy Contracts
CDX-NAHY Series 39, 5 Year Index, 12/20/2027*	5.00%	Quarterly	6.06%	USD	1,557	$61,637	$59,680	$1,957
CDX-NAIG Series 39, 5 Year Index, 12/20/2027*	1.00	Quarterly	1.08	USD	17,330	54,240	(20,729)	74,969
Malaysia, 12/20/2027*	1.00	Quarterly	1.19	USD	26,220	217,250	(165,239)	382,489

Sale Contracts
CDX-NAHY Series 39, 5 Year Index, 12/20/2027*	5.00	Quarterly	6.06	USD	368	(14,565)	(14,617)	52

						$318,562	$(140,905)	$459,467

* Termination date

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)
			Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund

USD	28,500	02/26/2025	1.589%	CPI#	Maturity	$3,441,368	$—	$3,441,368
USD	17,150	02/28/2025	1.527%	CPI#	Maturity	2,121,496	—	2,121,496
USD	12,590	05/13/2027	3.263%	CPI#	Maturity	(154,199)	—	(154,199)
USD	6,245	07/08/2027	2.77%	CPI#	Maturity	15,118	—	15,118
USD	6,245	07/08/2027	2.778%	CPI#	Maturity	12,931	—	12,931

						$5,436,714	$—	$5,436,714

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)
			Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund

NZD	1,981	11/01/2024	3 Month BKBM	2.58%	Quarterly/ Semi-Annual	$(39,038)	$—	$(39,038)
NZD	5,299	11/02/2024	3 Month BKBM	2.503%	Quarterly/ Semi-Annual	(110,315)	—	(110,315)
USD	610	04/21/2025	1.972%	3 Month LIBOR	Semi-Annual/ Quarterly	32,762	—	32,762
USD	370	06/09/2025	2.470%	3 Month LIBOR	Semi-Annual/ Quarterly	14,984	—	14,984

2022 Annual Report	55

Schedule of Investments (continued)

			Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund

USD	484	08/04/2025	2.285%	3 Month LIBOR	Semi-Annual/ Quarterly	$26,099	$—	$26,099
USD	1,990	04/27/2026	1.773%	3 Month LIBOR	Semi-Annual/ Quarterly	152,352	—	152,352
USD	840	10/04/2026	1.459%	3 Month LIBOR	Semi-Annual/ Quarterly	81,075	27,110	53,965
USD	420	11/08/2026	1.657%	3 Month LIBOR	Semi-Annual/ Quarterly	37,724	—	37,724
USD	420	11/09/2026	1.672%	3 Month LIBOR	Semi-Annual/ Quarterly	37,431	—	37,431
USD	1,040	04/04/2027	2.436%	3 Month LIBOR	Semi-Annual/ Quarterly	63,267	(6,500)	69,767
USD	580	04/26/2027	2.287%	3 Month LIBOR	Semi-Annual/ Quarterly	40,080	13	40,067
EUR	3,459	05/12/2027	6 Month EURIBOR	1.494%	Semi-Annual/Annual	(188,942)	—	(188,942)
EUR	2,641	05/13/2027	6 Month EURIBOR	1.464%	Semi-Annual/Annual	(147,954)	—	(147,954)
USD	10,260	06/05/2027	0.558%	3 Month LIBOR	Semi-Annual/ Quarterly	1,522,340	—	1,522,340
USD	6,030	07/20/2027	2.227%	3 Month LIBOR	Semi-Annual/ Quarterly	482,436	18,663	463,773
USD	1,360	09/27/2029	1.593%	3 Month LIBOR	Semi-Annual/ Quarterly	192,094	—	192,094
USD	1,830	12/13/2029	1.764%	3 Month LIBOR	Semi-Annual/ Quarterly	236,597	—	236,597
USD	15,740	05/21/2031	1.617%	3 Month LIBOR	Semi-Annual/ Quarterly	2,500,525	—	2,500,525
EUR	1,930	08/18/2032	6 Month EURIBOR	1.800%	Semi-Annual/Annual	(203,501)	—	(203,501)
USD	1,010	11/10/2035	2.613%	3 Month LIBOR	Semi-Annual/ Quarterly	113,508	—	113,508
EUR	2,300	09/30/2050	0.122%	6 Month EURIBOR	Annual/ Semi-Annual	1,042,493	—	1,042,493
EUR	2,300	09/30/2050	6 Month EURIBOR	(0.017)%	Semi-Annual/Annual	(1,103,151)	—	(1,103,151)
EUR	2,310	11/10/2050	0.023%	6 Month EURIBOR	Annual/ Semi-Annual	1,089,421	—	1,089,421
EUR	2,310	11/10/2050	6 Month EURIBOR	(0.043)%	Semi-Annual/Annual	(1,119,978)	—	(1,119,978)

						$4,752,309	$39,286	$4,713,023

CREDIT DEFAULT SWAPS (see Note 3)
Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	6	$(1,288)	$(866)	$(422)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	6	(1,288)	(692)	(596)

56	Sanford C. Bernstein Fund, Inc.

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	13	$(2,898)	$(1,534)	$(1,364)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	14	(3,220)	(1,761)	(1,459)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	12	(2,737)	(1,162)	(1,575)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	18	(4,025)	(2,281)	(1,744)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	17	(3,703)	(1,864)	(1,839)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	24	(5,473)	(3,030)	(2,443)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	29	(6,600)	(3,321)	(3,279)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	142	(31,874)	(9,198)	(22,676)
Deutsche Bank AG
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	25	(5,635)	(2,757)	(2,878)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	26	(5,795)	(1,388)	(4,407)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	157	(35,095)	(18,458)	(16,637)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	174	(38,958)	(18,599)	(20,359)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	174	(39,119)	(18,669)	(20,450)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	185	(41,373)	(12,103)	(29,270)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	531	(117,728)	(50,902)	(66,826)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	11	(2,415)	(1,531)	(884)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	13	(2,898)	(1,084)	(1,814)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	25	(5,635)	(2,323)	(3,312)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	25	(5,635)	(2,147)	(3,488)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	50	(11,108)	(5,005)	(6,103)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	59	(13,201)	(7,064)	(6,137)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	172	(38,475)	(17,109)	(21,366)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	150	(33,646)	(12,135)	(21,511)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	253	(56,827)	(32,280)	(24,547)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	183	(41,051)	(13,627)	(27,424)

2022 Annual Report	57

Schedule of Investments (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	503	$(112,689)	$(35,957)	$(76,732)
JPMorgan Securities, LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	28	(6,278)	(2,556)	(3,722)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	28	(6,279)	(2,547)	(3,732)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	29	(6,439)	(2,623)	(3,816)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	40	(9,015)	(4,800)	(4,215)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	85	(19,157)	(9,889)	(9,268)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	210	(47,168)	(24,133)	(23,035)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	748	(167,685)	(58,796)	(108,889)
Morgan Stanley Capital Services LLC
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	195	(43,788)	(12,888)	(30,900)

						$(976,198)	$(397,079)	$(579,119)

* Termination date

TOTAL RETURN SWAPS (see Note 3)
Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Pay Total Return on Reference Obligation

JPMorgan Chase Bank, NA iBoxx $ Liquid High Yield Index	1 Day SOFR	Maturity	USD	10,056	12/20/2022	$392,678

Receive Total Return on Reference Obligation

Morgan Stanley Capital Services LLC
Swiss Market Index Futures	0.00%	Monthly	CHF	1,641	12/16/2022	(87,780)
Swiss Market Index Futures	0.00%	Monthly	CHF	7,592	12/16/2022	(570,226)

						$(265,328)

**	Principal amount less than 500.
(a)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At September 30, 2022, the aggregate market value of these securities amounted to $227,222,903 or 25.2% of net assets.
(b)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(c)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(d)	Securities are perpetual and, thus, do not have a predetermined maturity date. The date shown, if applicable, reflects the next call date.
(e)	Fair valued by the Adviser.
(f)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2022.

58	Sanford C. Bernstein Fund, Inc.

(g)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities, which represent 0.32% of net assets as of September 30, 2022, are considered illiquid and restricted. Additional information regarding such securities follows:

144A/Restricted & Illiquid Securities	Acquisition Date	Cost	Market Value	Percentage of Net Assets
GSF Series 2021-1, Class A1 1.433%, 08/15/2026	02/25/2021	$400,620	$381,575	0.04%
GSF Series 2021-1, Class A2 2.435%, 08/15/2026	02/25/2021	1,098,423	1,009,519	0.11%
GSF Series 2021-1, Class AS 2.638%, 08/15/2026	02/25/2021	39,845	35,974	0.00%
HFX Funding Series 2017-1A, Class A3 3.647%, 03/15/2035	11/19/2020	1,310,241	1,129,216	0.13%
JPMorgan Madison Avenue Securities Trust Series 2014-CH1, Class M2 7.334%, 11/25/2024	11/06/2015	20,954	20,131	0.00%
PMT Credit Risk Transfer Trust Series 2020-1R, Class A 5.463%, 02/27/2023	02/11/2020	157,718	149,631	0.02%
Terraform Global Operating LP 6.125%, 03/01/2026	02/08/2018	133,000	125,255	0.01%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 1M2 8.334%, 11/25/2025	09/28/2015	130,750	119,951	0.01%
Wells Fargo Credit Risk Transfer Securities Trust Series 2015-WF1, Class 2M2 8.584%, 11/25/2025	09/28/2015	33,007	31,102	0.00%

(h)	Inverse interest only security.
(i)	IO—Interest Only.
(j)	Affiliated investments.
(k)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(l)	Security in which significant unobservable inputs (Level 3) were used in determining fair value.
(m)	Non-income producing security.
(n)	Pay-In-Kind Payments (PIK). The issuer may pay cash interest and/or interest in additional debt securities. Rates shown are the rates in effect at September 30, 2022.
(o)	The rate shown represents the 7-day yield as of period end.

Currency Abbreviations:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CLP—Chilean Peso

CNH—Chinese Yuan Renminbi (Offshore)

CNY—Chinese Yuan Renminbi

EUR—Euro

GBP—Great British Pound

IDR—Indonesian Rupiah

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

NOK—Norwegian Krone

NZD—New Zealand Dollar

PLN—Polish Zloty

SEK—Swedish Krona

SGD—Singapore Dollar

TWD—New Taiwan Dollar

USD—United States Dollar

ZAR—South African Rand

Glossary:

ABS—Asset-Backed Securities

BKBM—Bank Bill Benchmark (New Zealand)

BOBL—Bundesobligationen

CBT—Chicago Board of Trade

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CDX-NAHY—North American High Yield Credit Default Swap Index

CDX-NAIG—North American Investment Grade Credit Default Swap Index

CLO—Collateralized Loan Obligations

CMBS—Commercial Mortgage-Backed Securities

CPI—Consumer Price Index

ETS—Emission Trading Scheme

EURIBOR—Euro Interbank Offered Rate

FTSE—Financial Times Stock Exchange

2022 Annual Report	59

Schedule of Investments (continued)

IBOXHY—iBoxx $ Liquid High Yield Index

LIBOR—London Interbank Offered Rate

MSCI—Morgan Stanley Capital International

OAT—Obligations Assimilables du Trésor

OMXS—Stockholm Stock Exchange

OSE—Osaka Securities Exchange

REIT—Real Estate Investment Trust

REMICs—Real Estate Mortgage Investment Conduits

SOFR—Secured Overnight Financing Rate

SPI—Share Price Index

TBA—To Be Announced

TIPS—Treasury Inflation Protected Security

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

60	Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay B Portfolio

September 30, 2022

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS–72.5%

Long-Term Municipal Bonds–72.5%
Alabama–0.2%
Black Belt Energy Gas District (Goldman Sachs Group, Inc. (The)) Series 2021 4.00%, 10/01/2052	$1,000	$974,016
Infirmary Health System Special Care Facilities Financing Authority of Mobile (Infirmary Health System Obligated Group) Series 2021 4.00%, 02/01/2040	1,000	881,339
Sumter County Industrial Development Authority/AL (Enviva, Inc.) Series 2022 6.00%, 07/15/2052	1,250	1,147,452

		3,002,807

American Samoa–0.0%
American Samoa Economic Development Authority (Territory of American Samoa) Series 2018 6.50%, 09/01/2028(a)	400	431,752

Arizona–1.8%
Arizona Industrial Development Authority (Equitable School Revolving Fund LLC Obligated Group) Series 2020 4.00%, 11/01/2037	1,100	997,466
4.00%, 11/01/2038	600	538,125
4.00%, 11/01/2039	750	667,301
5.00%, 11/01/2035	850	884,542
City of Glendale AZ (City of Glendale AZ COP) Series 2021 2.062%, 07/01/2029	1,000	823,334
2.442%, 07/01/2032	2,250	1,761,927
City of Tempe AZ (City of Tempe AZ COP) Series 2021 2.171%, 07/01/2033	1,475	1,130,420
Gilbert Water Resource Municipal Property Corp. (Town of Gilbert AZ Waterworks & Sewer System Revenue) Series 2022 4.00%, 07/15/2042	4,700	4,319,198

	Principal Amount (000)	U.S. $ Value
5.00%, 07/15/2037	$5,300	$5,828,691
State of Arizona Series 2019-A 5.00%, 10/01/2022 (Pre-refunded/ETM)	7,000	7,000,000

		23,951,004

Arkansas–0.1%
City of Fayetteville AR Sales & Use Tax Revenue Series 2022 2.875%, 11/01/2032	1,000	912,563

California–2.6%
California Community Housing Agency (California Community Housing Agency Brio Apartments & Next on Lex Apartments) Series 2021-A 4.00%, 08/01/2047(a)	3,385	2,361,100
California Housing Finance Agency Series 2019-2, Class A 4.00%, 03/20/2033	2,176	2,070,118
Series 2021-1, Class A 3.50%, 11/20/2035	978	845,072
Series 2021-2 0.823%, 03/25/2035	2,000	112,546
California Municipal Finance Authority (Waste Management, Inc.) Series 2019-A 2.40%, 10/01/2044	4,710	4,177,151
California State University Series 2021-B 2.374%, 11/01/2035	1,000	728,757
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority 777 Place-Pomona) Series 2021 3.60%, 05/01/2047(a)	2,500	1,894,358
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Acacia on Santa Rosa Creek) Series 2021 4.00%, 10/01/2046(a)	1,000	700,150
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Altana Apartments) Series 2021 3.50%, 10/01/2046(a)	2,000	1,436,869

2022 Annual Report	61

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Millennium South Bay-Hawthorne) Series 2021 3.375%, 07/01/2043(a)	$1,000	$737,959
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Theo Apartments) Series 2021 3.50%, 05/01/2047(a)	1,700	1,319,333
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Union South Bay) Series 2021-A 3.10%, 07/01/2045(a)	1,000	728,232
Sacramento County Water Financing Authority (Sacramento County Water Agency) NATL Series 2007-B 2.635% (LIBOR 3 Month + 0.57%), 06/01/2039(b)	3,675	3,152,914
San Francisco Intl Airport Series 2019-H 5.00%, 05/01/2024 (Pre-refunded/ETM)	3,755	3,838,022
State of California Series 2014 5.00%, 10/01/2029	50	51,786
Series 2015 5.00%, 03/01/2026	2,085	2,174,672
Series 2021 4.00%, 10/01/2034	6,960	7,039,630

		33,368,669

Colorado–1.8%
Centerra Metropolitan District No. 1 Series 2017 5.00%, 12/01/2029(a)	2,375	2,336,326
Colorado Health Facilities Authority (CommonSpirit Health) Series 2019-A 5.00%, 08/01/2033	845	853,743
5.00%, 08/01/2034	3,000	3,012,396
5.00%, 08/01/2035	4,100	4,109,217
5.00%, 08/01/2036	8,975	8,982,809
Johnstown Plaza Metropolitan District Series 2022 4.25%, 12/01/2046	500	396,106

	Principal Amount (000)	U.S. $ Value
State of Colorado Series 2022 6.00%, 12/15/2041	$3,000	$3,458,853
Vauxmont Metropolitan District AGM Series 2019 3.25%, 12/15/2050	206	146,093
AGM Series 2020 5.00%, 12/01/2024	115	118,626
5.00%, 12/01/2027	105	112,285
5.00%, 12/01/2033	110	117,919
5.00%, 12/01/2050	100	104,103

		23,748,476

Connecticut–3.7%
City of Bridgeport CT Series 2017-A 5.00%, 11/01/2026 (Pre-refunded/ETM)	1,650	1,759,194
5.00%, 11/01/2027	1,735	1,853,702
5.00%, 11/01/2029	1,890	2,008,946
5.00%, 11/01/2030	2,015	2,140,544
5.00%, 11/01/2031	1,335	1,416,926
Series 2017-C 5.00%, 08/15/2025	1,000	1,042,401
State of Connecticut Series 2016-A 5.00%, 03/15/2023	24,370	24,582,272
5.00%, 03/15/2024	3,060	3,138,183
Series 2018-C 5.00%, 06/15/2027	1,415	1,513,673
State of Connecticut Special Tax Revenue Series 2020 5.00%, 05/01/2034	2,835	3,050,701
University of Connecticut 5.00%, 05/01/2038	5,600	5,956,121

		48,462,663

District of Columbia–0.5%
Metropolitan Washington Airports Authority Aviation Revenue Series 2018-A 5.00%, 10/01/2029	4,270	4,461,691
5.00%, 10/01/2030	1,910	1,990,435

		6,452,126

Florida–3.4%
Capital Trust Agency, Inc. (Franklin Academy Obligated Group) Series 2020 4.00%, 12/15/2024(a)	385	380,283
City of South Miami Health Facilities Authority, Inc. (Baptist Health South Florida Obligated Group) Series 2017 5.00%, 08/15/2027	3,550	3,748,203

62	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value
5.00%, 08/15/2028	$2,625	$2,796,693
5.00%, 08/15/2029	2,750	2,928,523
5.00%, 08/15/2030	2,000	2,125,561
County of Osceola FL Transportation Revenue Series 2020-A
Zero Coupon, 10/01/2030	100	66,646
Zero Coupon, 10/01/2032	100	59,304
Zero Coupon, 10/01/2034	100	52,480
Florida Development Finance Corp. Series 2022 2.90%, 12/01/2056 (Pre-refunded/ETM)	4,000	3,967,735
Florida Development Finance Corp. (Lakeland Regional Health Systems Obligated Group) Series 2021 5.00%, 11/15/2022	1,520	1,522,679
Florida Municipal Power Agency (Florida Municipal Power Agency All-Requirements Power Supply Project Revenue) Series 2021 1.425%, 10/01/2026	500	440,539
Florida State Board of Education (State of Florida) Series 2017-F 5.00%, 06/01/2023	1,310	1,326,614
Series 2022-A 5.00%, 06/01/2030	1,000	1,117,729
5.00%, 06/01/2031	2,000	2,251,763
Lakewood Ranch Stewardship District AGM Series 2020 2.50%, 05/01/2033	1,830	1,474,431
North Broward Hospital District Series 2017-B 5.00%, 01/01/2027	7,070	7,299,841
5.00%, 01/01/2031	3,590	3,658,401
5.00%, 01/01/2032	2,950	2,994,232
Palm Beach County Health Facilities Authority (Federation CCRC Operations Corp. Obligated Group) Series 2020 5.00%, 06/01/2055	200	177,994
Polk County Industrial Development Authority (Mineral Development LLC) Series 2020 5.875%, 01/01/2033(a)	1,000	988,926
St Lucie County School Board (St. Lucie County School Board Sales Tax) AGM Series 2015 5.00%, 10/01/2023	1,565	1,589,464

	Principal Amount (000)	U.S. $ Value
State of Florida Department of Transportation Turnpike System Revenue Series 2015-B 5.00%, 07/01/2024	$3,795	$3,911,733

		44,879,774

Georgia–1.9%
City of Atlanta GA Airport Passenger Facility Charge Series 2019-F 5.00%, 07/01/2025	4,000	4,168,206
City of Atlanta GA Department of Aviation Series 2021-A 5.00%, 07/01/2029	640	696,642
Series 2021-B 5.00%, 07/01/2029	600	653,101
Series 2021-C 4.00%, 07/01/2039	1,000	901,655
5.00%, 07/01/2035	2,350	2,408,838
Series 2022-B 5.00%, 07/01/2039	4,000	4,044,305
Main Street Natural Gas, Inc. (Royal Bank of Canada) Series 2018-A 4.00%, 04/01/2048	6,465	6,475,138
Municipal Electric Authority of Georgia Series 2019 5.00%, 01/01/2028	180	189,578
Private Colleges & Universities Authority (Emory University) Series 2020-B 4.00%, 09/01/2036	5,000	4,774,337

		24,311,800

Guam–0.0%
Territory of Guam Series 2019 5.00%, 11/15/2031	195	184,122

Hawaii–1.6%
City & County of Honolulu HI Series 2022-A 5.00%, 11/01/2029	1,180	1,302,465
University of Hawaii Series 2016 5.00%, 10/01/2022	5,740	5,740,000
5.00%, 10/01/2023	6,035	6,143,538
5.00%, 10/01/2026	7,010	7,451,981

		20,637,984

Illinois–6.3%
Chicago Board of Education Series 2010 6.319%, 11/01/2029	1,000	945,552

2022 Annual Report	63

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value
Series 2019-B 5.00%, 12/01/2030	$270	$273,222
5.00%, 12/01/2031	310	312,036
5.00%, 12/01/2032	200	200,583
5.00%, 12/01/2033	160	160,118
Series 2022-B 4.00%, 12/01/2041	2,000	1,660,514
Chicago O’Hare International Airport Series 2015-B 5.00%, 01/01/2024	11,425	11,661,395
5.00%, 01/01/2028	6,690	6,908,950
AGM Series 2020-E 4.00%, 01/01/2039	1,275	1,169,564
Illinois Finance Authority (Illinois Institute of Technology) Series 2019 5.00%, 09/01/2023	100	100,679
5.00%, 09/01/2026	100	101,987
5.00%, 09/01/2027	100	102,116
5.00%, 09/01/2029	100	102,370
5.00%, 09/01/2032	100	100,517
5.00%, 09/01/2033	200	199,915
5.00%, 09/01/2034	100	98,747
Illinois Finance Authority (Memorial Health Obligated Group) Series 2019 5.00%, 04/01/2030	3,020	3,221,052
5.00%, 04/01/2031	2,450	2,589,834
5.00%, 04/01/2032	1,725	1,807,026
Illinois Finance Authority (OSF Healthcare System Obligated Group) Series 2018-A 5.00%, 05/15/2032	20,130	20,777,379
5.00%, 05/15/2033	6,775	6,970,239
State of Illinois Series 2017-A 5.00%, 12/01/2025	3,810	3,874,748
Series 2017-D 5.00%, 11/01/2024	12,010	12,208,424
Series 2019-A 5.00%, 11/01/2026	5,740	5,847,283
State of Illinois Sales Tax Revenue Series 2016-D 5.00%, 06/15/2023	1,340	1,352,809

		82,747,059

Indiana–0.2%
Indiana Finance Authority (Indiana University Health, Inc. Obligated Group) Series 2015 4.00%, 12/01/2040	3,000	2,745,896

	Principal Amount (000)	U.S. $ Value
Indiana Finance Authority (Ohio Valley Electric Corp.) Series 2021-B 2.50%, 11/01/2030	$330	$279,011

		3,024,907

Iowa–0.1%
Iowa Finance Authority (Iowa Fertilizer Co. LLC) Series 2022 4.00%, 12/01/2050	1,000	906,906

Kansas–0.1%
Kansas Development Finance Authority (State of Kansas Department of Administration Lease) Series 2021-K 1.149%, 05/01/2026	2,000	1,750,419

Kentucky–2.9%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) Series 2019 5.00%, 02/01/2026	225	230,874
5.00%, 02/01/2027	240	247,837
5.00%, 02/01/2030	155	161,715
5.00%, 02/01/2031	195	199,289
Kentucky Economic Development Finance Authority (Owensboro Health, Inc. Obligated Group) Series 2017-A 5.00%, 06/01/2026	4,265	4,416,639
5.00%, 06/01/2031	6,195	6,327,422
Kentucky Public Energy Authority (BP PLC) Series 2020-A 4.00%, 12/01/2050	6,370	6,310,665
Kentucky Public Energy Authority (Morgan Stanley) Series 2018-C 4.00%, 12/01/2049	8,500	8,444,994
Series 2022-A 4.00%, 08/01/2052	5,500	5,231,432
Louisville and Jefferson County Metropolitan Sewer District Series 2021 3.00%, 10/14/2022	6,000	5,999,582

		37,570,449

Louisiana–0.7%
Louisiana Local Government Environmental Facilities & Community Development Auth (St. James Place of Baton Rouge) Series 2015-A 6.00%, 11/15/2030	1,550	1,543,985

64	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value
Parish of St. James LA (NuStar Logistics LP) Series 2020 5.85%, 08/01/2041(a)	$435	$446,240
6.10%, 06/01/2038(a)	585	622,421
6.10%, 12/01/2040(a)	500	531,984
Parish of St. John the Baptist LA (Marathon Oil Corp.) Series 2019 2.00%, 06/01/2037	4,885	4,849,100
2.10%, 06/01/2037	1,570	1,530,032

		9,523,762

Maryland–0.6%
Maryland Economic Development Corp. (Purple Line Transit Partners LLC) Series 2022 5.00%, 11/12/2028	3,000	3,080,990
State of Maryland Department of Transportation Series 2018 5.00%, 10/01/2024	4,860	5,035,485

		8,116,475

Massachusetts–0.5%
Commonwealth of Massachusetts AGC Series 2007-A 2.434% (LIBOR 3 Month + 0.57%), 05/01/2037(b)	2,775	2,613,401
Commonwealth of Massachusetts (Commonwealth of Massachusetts COVID-19 Recovery Assessment Revenue) Series 2022-B 4.11%, 07/15/2031	2,000	1,918,690
Commonwealth of Massachusetts Transportation Fund Revenue Series 2021 5.00%, 06/01/2041	2,000	2,133,775

		6,665,866

Michigan–2.6%
City of Detroit MI Series 2018 5.00%, 04/01/2026	1,200	1,227,653
5.00%, 04/01/2028	2,475	2,543,090
Great Lakes Water Authority Water Supply System Revenue Series 2018-A 5.00%, 07/01/2024	3,000	3,090,220
5.00%, 07/01/2025	2,500	2,615,148
5.00%, 07/01/2027	1,745	1,857,465
Michigan Finance Authority (City of Detroit MI Income Tax) Series 2015 4.50%, 10/01/2029	900	894,345

	Principal Amount (000)	U.S. $ Value
Michigan Finance Authority (Great Lakes Water Authority Sewage Disposal System Revenue) AGM Series 2014 5.00%, 07/01/2024	$10,115	$10,413,986
Michigan Finance Authority (Michigan Finance Authority School Loan Revolving Fund) Series 2019 2.366%, 09/01/2049	5,000	4,895,956
Michigan Strategic Fund (Michigan Strategic Fund–I 75 Improvement Project) Series 2018 5.00%, 06/30/2033	1,090	1,061,334
South Lyon Community Schools Series 2016 5.00%, 05/01/2028	3,640	3,837,698
University of Michigan Series 2017-A 5.00%, 04/01/2023 (Pre-refunded/ETM)	1,250	1,261,263
5.00%, 04/01/2023	705	711,800

		34,409,958

Minnesota–0.3%
Brainerd Independent School District No. 181 Series 2018-A 4.00%, 02/01/2041	2,500	2,413,236
North St Paul-Maplewood-Oakdale Independent School District No. 622 Series 2019-A 3.00%, 02/01/2039	2,000	1,564,069

		3,977,305

Mississippi–0.5%
Mississippi Development Bank (Magnolia Regional Health Center) Series 2021 4.00%, 10/01/2035(a)	1,100	914,107
Mississippi Development Bank (State of Mississippi Department of Corrections) Series 2010-C 5.00%, 08/01/2023	1,720	1,721,998
Series 2010-D 5.00%, 08/01/2023	3,695	3,699,292

		6,335,397

Missouri–0.2%
City of Kansas City MO (City of Kansas City MO Lease) Series 2022 5.00%, 09/01/2038	1,500	1,576,934

2022 Annual Report	65

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value
Howard Bend Levee District XLCA INS Series 2005 5.75%, 03/01/2025	$185	$187,254
5.75%, 03/01/2027	155	157,121

		1,921,309

Nebraska–1.3%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2018 5.00%, 03/01/2050	17,000	17,156,361

Nevada–0.1%
Clark County School District Series 2022-A 5.00%, 06/15/2038	1,155	1,222,566

New Hampshire–0.6%
New Hampshire Business Finance Authority Series 2020-1, Class A 4.125%, 01/20/2034	1,727	1,599,911
Series 2022-1, Class A 4.375%, 09/20/2036	4,985	4,538,715
Series 2022-2 0.35%, 09/20/2036	3,750	88,866
4.00%, 10/20/2036	2,000	1,748,535

		7,976,027

New Jersey–4.7%
New Jersey Economic Development Authority (New Jersey Economic Development Authority State Lease) Series 2014-U 5.00%, 06/15/2023	1,610	1,627,064
Series 2017-B 5.00%, 11/01/2022	5,025	5,031,410
New Jersey Economic Development Authority (United Airlines, Inc.) Series 2012 5.25%, 09/15/2029	1,185	1,172,079
New Jersey Health Care Facilities Financing Authority (Inspira Health Obligated Group) Series 2017-A 5.00%, 07/01/2027	1,325	1,382,718
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2018-A 5.00%, 06/15/2024	2,750	2,808,297
5.00%, 06/15/2029	1,630	1,687,517

	Principal Amount (000)	U.S. $ Value
5.00%, 06/15/2030	$1,675	$1,727,722
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2018-A 5.00%, 12/15/2029	160	166,585
5.00%, 12/15/2030	5,975	6,195,984
Series 2019 5.00%, 06/15/2029	3,075	3,203,926
Series 2019-B 5.00%, 06/15/2034	1,570	1,588,249
Series 2019-BB1 5.00%, 06/15/2034	1,250	1,264,529
Series 2022-A 5.00%, 06/15/2034	1,865	1,890,665
New Jersey Turnpike Authority Series 2014-C 5.00%, 01/01/2023	8,955	8,993,968
Series 2017-B 5.00%, 01/01/2030	1,565	1,668,807
Series 2020-D 5.00%, 01/01/2028	4,840	5,056,190
Series 2021-B 1.713%, 01/01/2029	1,225	1,005,623
AGM Series 2005-D3 5.25%, 01/01/2026	11,070	11,678,451
Tobacco Settlement Financing Corp./NJ Series 2018-A 5.00%, 06/01/2028	3,450	3,581,570

		61,731,354

New York–10.0%
City of New York NY Series 2013-H 5.00%, 08/01/2025	2,510	2,547,093
Series 2015-A 5.00%, 08/01/2023	7,220	7,327,883
Series 2021 1.396%, 08/01/2027	3,385	2,882,859
Series 2021-A 4.00%, 08/01/2035	2,500	2,397,548
4.00%, 08/01/2041	10,000	9,216,460
Metropolitan Transportation Authority Series 2012-D 5.00%, 11/15/2026	3,065	3,070,490
Series 2012-F 5.00%, 11/15/2022	2,615	2,620,054
5.00%, 11/15/2023	11,220	11,242,671
Series 2017-C 5.00%, 11/15/2030	4,340	4,448,202

66	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2014-B 5.00%, 02/01/2027	$5,275	$5,379,462
5.00%, 11/01/2027	3,350	3,428,204
5.00%, 02/01/2028	2,000	2,038,825
5.00%, 11/01/2028	6,000	6,137,287
5.00%, 02/01/2029	2,500	2,547,554
5.00%, 11/01/2029	1,155	1,180,893
Series 2014-C 5.00%, 11/01/2028	10,665	10,909,028
New York Liberty Development Corp. (One Bryant Park LLC) Series 2019 2.45%, 09/15/2069	855	757,833
2.80%, 09/15/2069	2,370	1,944,659
New York State Dormitory Authority Series 2012 5.00%, 12/15/2022 (Pre-refunded/ETM)	1,390	1,395,283
Series 2014-C 5.00%, 03/15/2027 (Pre-refunded/ETM)	14,000	14,365,966
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2012 5.00%, 12/15/2022	8,610	8,643,507
Series 2014-C 5.00%, 03/15/2029	8,340	8,521,001
Series 2022-A 4.00%, 03/15/2042	5,000	4,575,250
New York State Thruway Authority (State of New York Pers Income Tax) Series 2022-A 5.00%, 03/15/2039	1,500	1,584,844
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 4.00%, 01/01/2036	265	233,654
Series 2020 4.00%, 10/01/2030	6,500	6,092,371
4.375%, 10/01/2045	1,355	1,134,149
New York Transportation Development Corp. (JFK International Air Terminal LLC) Series 2022 5.00%, 12/01/2039	1,000	962,581

	Principal Amount (000)	U.S. $ Value
Triborough Bridge & Tunnel Authority (Metropolitan Transportation Authority Payroll Mobility Tax Revenue) Series 2021-A 2.411%, 05/15/2034	$3,000	$2,306,141
Series 2022 5.00%, 05/15/2030	1,000	1,100,991

		130,992,743

North Carolina–0.4%
State of North Carolina (State of North Carolina Fed Hwy Grant) Series 2015 5.00%, 03/01/2023	3,500	3,526,344
5.00%, 03/01/2026	1,850	1,920,406

		5,446,750

Ohio–1.5%
American Municipal Power, Inc. Series 2019 5.00%, 02/15/2035	5,260	5,576,312
5.00%, 02/15/2036	3,085	3,265,225
County of Cuyahoga OH (MetroHealth System (The)) Series 2017 5.00%, 02/15/2025	1,500	1,537,781
5.00%, 02/15/2028	4,000	4,103,922
County of Montgomery OH (Dayton Children’s Hospital Obligated Group) Series 2021 5.00%, 08/01/2034	1,150	1,217,474
County of Washington OH (Marietta Area Health Care, Inc. Obligated Group) Series 2022 6.375%, 12/01/2037	1,000	918,511
Ohio Higher Educational Facility Commission (Ashtabula County Medical Center Obligated Group) Series 2022 5.00%, 01/01/2034	360	367,074
5.25%, 01/01/2035	750	775,853
5.25%, 01/01/2038	1,110	1,138,793
5.25%, 01/01/2039	780	798,579

		19,699,524

Oklahoma–0.4%
Comanche County Memorial Hospital Series 2015 5.00%, 07/01/2026	1,000	1,016,826
5.00%, 07/01/2028	1,000	1,016,388
5.00%, 07/01/2029	1,000	1,016,209

2022 Annual Report	67

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value
Oklahoma Development Finance Authority Series 2022 4.38%, 11/01/2045	$1,000	$913,752
Oklahoma Development Finance Authority (Gilcrease Expressway West) Series 2020 1.625%, 07/06/2023	610	593,977
Oklahoma Development Finance Authority (OU Medicine, Inc.) Series 2022-A 5.50%, 08/15/2037	1,000	888,028

		5,445,180

Oregon–0.2%
Port of Portland OR Airport Revenue Series 2022-2 4.00%, 07/01/2040	3,000	2,679,907

Other–0.3%
Federal Home Loan Mortgage Corp. Multifamily VRD Certificates Series 2019-M 2.65%, 06/15/2035(a)	4,825	4,006,627

Pennsylvania–4.8%
Allegheny County Airport Authority Series 2021-A 4.00%, 01/01/2039	2,000	1,778,212
Allegheny County Sanitary Authority BAM Series 2013 5.00%, 12/01/2024	3,105	3,170,103
5.00%, 12/01/2025	4,365	4,455,020
Capital Region Water Water Revenue Series 2018 5.00%, 07/15/2029	1,500	1,631,999
City of Philadelphia PA Series 2019-B 5.00%, 02/01/2032	2,890	3,072,093
City of Philadelphia PA Water & Wastewater Revenue Series 2020-A 5.00%, 11/01/2037	685	728,433
5.00%, 11/01/2038	1,655	1,747,744
Coatesville School District AGM Series 2017 5.00%, 08/01/2023	1,250	1,267,245
Commonwealth of Pennsylvania Series 2017 5.00%, 01/01/2026	1,000	1,052,818

	Principal Amount (000)	U.S. $ Value
Moon Industrial Development Authority (Baptist Homes Society) Series 2015 5.125%, 07/01/2025	$1,600	$1,546,557
Pennsylvania Economic Development Financing Authority (UPMC Obligated Group) Series 2022-C 3.16% (MUNIPSA + 0.70%), 11/15/2047(b)	2,000	1,936,283
Pennsylvania Turnpike Commission Series 2017 5.00%, 06/01/2028	2,905	3,103,325
5.00%, 12/01/2028	3,065	3,276,976
5.00%, 12/01/2029	2,500	2,684,664
5.00%, 12/01/2030	2,540	2,718,336
Series 2017-B 5.00%, 06/01/2031	11,050	11,560,254
Series 2019 5.00%, 12/01/2024	4,000	4,137,082
5.00%, 12/01/2025	3,900	4,090,397
Series 2019-A 5.00%, 12/01/2031	2,650	2,817,146
5.00%, 12/01/2032	1,355	1,434,610
Philadelphia Authority for Industrial Development (City of Philadelphia PA) Series 2018 5.00%, 05/01/2032	3,205	3,332,568
Philadelphia Authority for Industrial Development (MaST Community Charter School III) Series 2021 5.00%, 08/01/2030	880	887,163

		62,429,028

Puerto Rico–0.9%
Commonwealth of Puerto Rico Series 2021-A Zero Coupon, 07/01/2024	4	3,699
Zero Coupon, 07/01/2033	325	179,409
4.00%, 07/01/2033	312	274,407
4.00%, 07/01/2035	11	9,249
4.00%, 07/01/2037	9	7,621
4.00%, 07/01/2041	13	9,854
4.00%, 07/01/2046	13	9,829
5.25%, 07/01/2023	322	323,152
5.375%, 07/01/2025	423	427,501
5.625%, 07/01/2027	1,053	1,075,158
5.625%, 07/01/2029	423	432,713
5.75%, 07/01/2031	113	114,892
Series 2022-C 0.00%, 11/01/2043	84	41,824

68	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value
Puerto Rico Electric Power Authority AGM Series 2007-V 5.25%, 07/01/2031	$1,010	$1,000,409
Puerto Rico Highway & Transportation Authority AGC Series 2005-L 5.25%, 07/01/2041	905	879,911
AGC Series 2007-N 5.25%, 07/01/2034	1,005	983,810
5.25%, 07/01/2036	1,110	1,084,169
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth (AES Puerto Rico LP) Series 2000 6.625%, 06/01/2026	3,680	3,802,314
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018-A Zero Coupon, 07/01/2024	1,021	943,322

		11,603,243

South Carolina–1.6%
Patriots Energy Group Financing Agency (Royal Bank of Canada) Series 2018-A 4.00%, 10/01/2048	7,390	7,405,808
Renewable Water Resources Series 2018-A 5.00%, 01/01/2025	7,220	7,509,691
South Carolina Association of Governmental Organizations Series 2022-B 4.00%, 03/01/2023	2,000	2,007,268
South Carolina Public Service Authority Series 2020-A 4.00%, 12/01/2042	2,000	1,705,591
Series 2021-B 4.00%, 12/01/2038	3,000	2,645,636

		21,273,994

South Dakota–0.2%
South Dakota Health & Educational Facilities Authority (Monument Health Obligated Group) Series 2017 5.00%, 09/01/2028	2,000	2,093,305

Tennessee–0.6%
Metropolitan Nashville Airport Authority (The) Series 2019-B 5.00%, 07/01/2032	1,205	1,245,478

	Principal Amount (000)	U.S. $ Value
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2018 4.00%, 11/01/2049	$6,500	$6,435,326

		7,680,804

Texas–4.0%
City of Corpus Christi TX Utility System Revenue Series 2015 5.00%, 07/15/2024	1,290	1,328,027
Series 2015-C 5.00%, 07/15/2026	1,030	1,074,785
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2014 5.00%, 07/01/2029	375	367,829
City of San Antonio TX Electric & Gas Systems Revenue Series 2021-A 5.00%, 02/01/2037	1,750	1,857,462
Dallas Fort Worth International Airport Series 2020 5.00%, 11/01/2026	2,500	2,650,738
5.00%, 11/01/2027	1,225	1,312,340
Irving Hospital Authority (Baylor Medical Center at Irving) Series 2017-A 5.00%, 10/15/2028	1,100	1,136,789
Lower Colorado River Authority (LCRA Transmission Services Corp.) Series 2022 5.00%, 05/15/2036	5,255	5,548,718
Metropolitan Transit Authority of Harris County (Metropolitan Transit Authority of Harris County Sales & Use Tax) Series 2018 5.00%, 11/01/2029	1,185	1,296,386
New Hope Cultural Education Facilities Finance Corp. (Children’s Health System of Texas Obligated Group) Series 2017-A 5.00%, 08/15/2023	1,160	1,175,817
Port Beaumont Navigation District (Jefferson Railport Terminal II LLC) Series 2020 3.625%, 01/01/2035(a)	300	241,526
Texas A&M University Series 2013-B 5.00%, 05/15/2023	3,950	3,996,042

2022 Annual Report	69

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value
Texas Private Activity Bond Surface Transportation Corp. (Blueridge Transportation Group LLC) Series 2016 5.00%, 12/31/2040	$1,880	$1,819,304
Texas Transportation Commission State Highway Fund Series 2015 5.00%, 10/01/2022	10,035	10,035,000
Texas Water Development Board (State Water Implementation Revenue Fund for Texas) Series 2020 5.00%, 04/15/2028	1,255	1,358,706
University of Houston Series 2017-A 5.00%, 02/15/2023	13,870	13,959,280
Via Metropolitan Transit (Via Metropolitan Transit Sales Tax) Series 2017 5.00%, 07/15/2024	2,580	2,651,093

		51,809,842

Virginia–0.2%
Greater Richmond Convention Center Authority (Greater Richmond Convention Center Authority Hotel Occupancy Tax) Series 2015 5.00%, 06/15/2023	2,065	2,090,458
Virginia Small Business Financing Authority (95 Express Lanes LLC) Series 2022 5.00%, 07/01/2038	1,120	1,122,660

		3,213,118

Washington–4.6%
Franklin County School District No. 1 Pasco Series 2015 5.00%, 12/01/2025	8,615	8,941,234
Port of Seattle WA Series 2018-A 5.00%, 05/01/2026	6,000	6,249,854
5.00%, 05/01/2027	6,500	6,808,112
5.00%, 05/01/2029	1,875	1,950,313
Series 2018-B 5.00%, 05/01/2026	4,925	5,130,089
5.00%, 05/01/2027	5,340	5,593,126
5.00%, 05/01/2028	5,775	6,069,424
Series 2021 4.00%, 08/01/2040	1,000	872,997

	Principal Amount (000)	U.S. $ Value
Snohomish & Island Counties School District No. 41 Stanwood-Camano Series 2018 5.00%, 12/15/2027	$1,000	$1,083,668
Snohomish County Public Utility District No 1 Electric System Revenue Series 2012 5.00%, 12/01/2026 (Pre-refunded/ETM)	6,065	6,083,959
Spokane County School District No. 81 Spokane Series 2012 3.00%, 12/01/2031	2,000	1,805,327
State of Washington Series 2015-2 5.00%, 07/01/2024	3,755	3,871,792
Series 2015-R 5.00%, 07/01/2023	3,735	3,786,768
Washington State Convention Center Public Facilities District (Washington State Convention Center Public Facilities District Hotel Occupancy Tax) Series 2021 4.00%, 07/01/2031	1,960	1,734,082
Washington State Housing Finance Commission Series 2021-1, Class A 3.50%, 12/20/2035	981	832,419

		60,813,164

West Virginia–0.2%
Tobacco Settlement Finance Authority/WV Series 2020 4.875%, 06/01/2049	3,070	2,600,637

Wisconsin–3.3%
State of Wisconsin Series 2021-1 5.00%, 05/01/2028	3,800	4,120,185
5.00%, 05/01/2030	2,500	2,764,010
Series 2021-2 5.00%, 05/01/2030	3,390	3,747,998
5.00%, 05/01/2031	3,500	3,866,434
5.00%, 05/01/2032	1,000	1,101,734
5.00%, 05/01/2033	1,400	1,538,365
5.00%, 05/01/2035	750	816,331
5.00%, 05/01/2036	1,210	1,304,947
5.00%, 05/01/2037	1,300	1,397,354
5.00%, 05/01/2038	1,450	1,549,128
5.00%, 05/01/2039	1,500	1,600,686
5.00%, 05/01/2040	1,500	1,597,442
UMA Education, Inc. Series 2019 5.00%, 10/01/2022(a)	175	175,000

70	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value
5.00%, 10/01/2023(a)	$195	$195,130
5.00%, 10/01/2025(a)	730	727,395
5.00%, 10/01/2026(a)	770	764,782
5.00%, 10/01/2027(a)	805	795,911
5.00%, 10/01/2028(a)	440	432,412
5.00%, 10/01/2029(a)	200	195,759
Wausau School District Series 2022 5.00%, 03/01/2031	2,180	2,366,921
Wisconsin Health & Educational Facilities Authority (St. Camillus Health System Obligated Group) Series 2019 2.25%, 11/01/2026	40	38,028
Wisconsin Public Finance Authority Series 2022 5.50%, 02/01/2042(a)	1,400	1,241,514
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016-A 5.00%, 01/01/2024	3,245	3,273,922
Series 2016-B
5.00%, 12/01/2025	2,510	2,557,517
Wisconsin Public Finance Authority (Queens University of Charlotte)
Series 2022 5.25%, 03/01/2042	1,000	949,844
Wisconsin Public Finance Authority (Samaritan Housing Foundation Obligated Group)
Series 2021-B 2.25%, 06/01/2027(a)	1,000	883,877
Wisconsin Public Finance Authority (Southeastern Regional Medical Center Obligated Group)
Series 2021 4.00%, 02/01/2038	1,000	843,282
4.00%, 02/01/2040	1,000	832,438
Series 2022 5.00%, 02/01/2032	1,000	1,021,286

		42,699,632

Total Long-Term Municipal Bonds (cost $1,006,823,295)		949,867,358

Shares

INVESTMENT COMPANIES–23.3%
Funds and Investment Trusts–23.3%(c)
iShares Core MSCI EAFE ETF	1,670,856	88,003,985
iShares Core MSCI Emerging Markets ETF	950,834	40,866,845
SPDR S&P 500 ETF Trust	459,720	164,202,790

	Shares		U.S. $ Value
Vanguard Mid-Cap ETF		68,109	$12,803,130

Total Investment Companies (cost $265,836,378)			305,876,750

	Notional Amount

OPTIONS PURCHASED—PUTS–1.2%
Options on Equity Indices–1.2%
Euro STOXX 50 Index
Expiration: Jul 2023; Contracts: 5,350; Exercise Price: EUR 2,800.00;
Counterparty: UBS AG(d)	EUR	14,980,000	744,888
Euro STOXX 50 Index
Expiration: Jul 2023; Contracts: 3,800; Exercise Price: EUR 2,800.00;
Counterparty: UBS AG(d)	EUR	10,640,000	529,079
FTSE 100 Index
Expiration: Aug 2023; Contracts: 1,140; Exercise Price: GBP 6,000.00;
Counterparty: UBS AG(d)	GBP	6,840,000	302,324
FTSE 100 Index
Expiration: Aug 2023; Contracts: 820; Exercise Price: GBP 6,000.00;
Counterparty: UBS AG(d)	GBP	4,920,000	217,461
Nikkei 225 Index
Expiration: Sep 2023; Contracts: 65,000; Exercise Price: JPY 22,000.00;
Counterparty: UBS AG(d)	JPY	1,430,000,000	476,508
Nikkei 225 Index
Expiration: Sep 2023; Contracts: 48,000; Exercise Price: JPY 22,000.00;
Counterparty: UBS AG(d)	JPY	1,056,000,000	351,883
S&P 500 Index
Expiration: Jul 2023; Contracts: 27,800; Exercise Price: USD 3,250.00;
Counterparty: UBS AG(d)	USD	90,350,000	5,207,227
S&P 500 Index
Expiration: Jul 2023; Contracts: 40,900; Exercise Price: USD 3,250.00;
Counterparty: UBS AG(d)	USD	132,925,000	7,660,992

Total Options Purchased—Puts (premiums paid $8,984,639)			15,490,362

2022 Annual Report	71

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value

CORPORATES—INVESTMENT GRADE–0.8%

Industrial–0.8%
Capital Goods–0.2%
Caterpillar Financial Services Corp. 2.794% (SOFR + 0.27%), 09/13/2024(b)	$1,800	$1,783,908
John Deere Capital Corp. 2.205% (SOFR + 0.12%), 07/10/2023(b)	1,000	996,170

		2,780,078

Consumer Cyclical—Automotive–0.2%
General Motors Financial Co., Inc.
3.443% (SOFR + 1.30%), 04/07/2025(b)	2,000	1,957,540

Consumer Non-Cyclical–0.2%
Baylor Scott & White Holdings
Series 2021 0.827%, 11/15/2025	1,075	954,535
1.777%, 11/15/2030	1,000	767,910
Ochsner LSU Health System of North Louisiana Series 2021 2.51%, 05/15/2031	2,000	1,529,540

		3,251,985

Services–0.2%
Novant Health, Inc. 2.637%, 11/01/2036	3,525	2,566,553

Total Corporates—Investment Grade (cost $12,399,259)		10,556,156

GOVERNMENTS—TREASURIES–0.7%
United States–0.7%
U.S. Treasury Notes 2.125%, 11/30/2023(e)	1,698	1,656,611
2.625%, 02/15/2029(e)	7,796	7,184,502

Total Governments—Treasuries (cost $9,580,021)		8,841,113

CORPORATES—NON-INVESTMENT GRADE–0.3%

Industrial–0.3%
Communications—Media–0.1%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.25%, 01/15/2034(a)	1,546	1,116,367

Consumer Non-Cyclical–0.1%
Medline Borrower LP 3.875%, 04/01/2029(a)	1,150	923,496

Transportation—Airlines–0.1%
American Airlines, Inc./AAdvantage Loyalty IP Ltd. 5.50%, 04/20/2026(a)	700	657,832
5.75%, 04/20/2029(a)	620	541,080

Principal Amount (000)		U.S. $ Value
United Airlines, Inc. 4.375%, 04/15/2026(a)	$1,000	$892,230
4.625%, 04/15/2029(a)	500	415,200

		2,506,342

Total Corporates—Non-Investment Grade (cost $5,515,619)		4,546,205

COMMERCIAL MORTGAGE-BACKED SECURITIES–0.3%
Agency CMBS–0.3%
California Housing Finance Agency Series 2021-2, Class A 3.75%, 03/25/2035	2,964	2,719,493
Federal Home Loan Mortgage Corp. Series 2021-ML10, Class ACA 2.046%, 06/25/2038	987	755,052

Total Commercial Mortgage-Backed Securities (cost $4,517,388)		3,474,545

COLLATERALIZED MORTGAGE OBLIGATIONS–0.1%
Risk Share Floating Rate–0.1%
Bellemeade Re Ltd. Series 2018-1A, Class M2 5.984% (LIBOR 1 Month + 2.90%), 04/25/2028(a)(b)	126	125,505
Connecticut Avenue Securities Trust Series 2020-SBT1, Class 2M2 6.734% (LIBOR 1 Month + 3.65%), 02/25/2040(a)(b)	250	247,234
Federal Home Loan Mortgage Corp. Structured Agency Credit Risk Debt Notes Series 2019-DNA3, Class M2 5.134% (LIBOR 1 Month + 2.05%), 07/25/2049(a)(b)	106	104,187
Series 2013-DN2, Class M2 7.334% (LIBOR 1 Month + 4.25%), 11/25/2023(b)	90	91,004
Federal National Mortgage Association Connecticut Avenue Securities
Series 2014-C03, Class 2M2 5.984% (LIBOR 1 Month + 2.90%), 07/25/2024(b)	64	64,111
Series 2015-C03, Class 1M2 8.084% (LIBOR 1 Month + 5.00%), 07/25/2025(b)	36	36,937
Series 2016-C01, Class 1M2 9.834% (LIBOR 1 Month + 6.75%), 08/25/2028(b)	113	118,982
Series 2016-C02, Class 1M2 9.084% (LIBOR 1 Month + 6.00%), 09/25/2028(b)	56	58,245

Total Collateralized Mortgage Obligations (cost $727,246)		846,205

72	Sanford C. Bernstein Fund, Inc.

	Shares	U.S. $ Value

SHORT-TERM INVESTMENTS–0.5%
Investment Companies–0.5%
AB Fixed Income Shares, Inc.—Government Money Market Portfolio—Class AB, 2.58%(c)(f)(g) (cost $7,141,247)	7,141,247	$7,141,247

Total Investments—99.7% (cost $1,321,525,092)		1,306,639,941

Other assets less liabilities—0.3%		4,340,209

Net Assets—100.0%		$1,310,980,150

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts

Euro STOXX 50 Index Futures	226	December 2022	$7,342,437	$(551,998)

FTSE 100 Index Futures	39	December 2022	3,010,950	(183,682)

Hang Seng Index Futures	62	October 2022	6,796,609	(230,397)

Nikkei 225 (OSE) Futures	24	December 2022	4,301,527	(208,706)

OMXS 30 Index Futures	676	October 2022	11,147,225	(677,728)

Russell 2000 E-Mini Futures	98	December 2022	8,182,020	(1,077,628)

S&P 500 E-Mini Futures	363	December 2022	65,367,225	(5,984,653)

U.S. T-Note 2 Yr (CBT) Futures	131	December 2022	26,906,172	(432,070)

U.S. T-Note 10 Yr (CBT) Futures	344	December 2022	38,549,500	(1,997,273)

U.S. Ultra Bond (CBT) Futures	91	December 2022	12,467,000	(1,200,600)

Sold Contracts

Euro STOXX 50 Index Futures	339	December 2022	11,013,656	(8,600)

FTSE 100 Index Futures	164	December 2022	12,661,431	717,474

MSCI Emerging Markets Futures	535	December 2022	23,312,625	2,033,256

MSCI Singapore IX ETS Futures	222	October 2022	4,337,984	22,221

S&P 500 E-Mini Futures	332	December 2022	59,784,900	3,118,291

S&P Mid 400 E-Mini Futures	33	December 2022	7,287,060	625,398

S&P/TSX 60 Index Futures	76	December 2022	12,280,161	299,933

SPI 200 Futures	233	December 2022	24,092,065	1,202,420

TOPIX Index Futures	49	December 2022	6,215,988	(3,388)

				$(4,537,730)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Bank of America, NA	USD	8,576	NZD	14,274	11/18/2022	$(585,916)

Bank of America, NA	USD	3,302	NOK	34,100	12/01/2022	(166,619)

Bank of America, NA	CHF	17,772	USD	18,238	12/07/2022	115,837

Bank of America, NA	CHF	2,950	USD	2,994	12/07/2022	(13,825)

2022 Annual Report	73

Schedule of Investments (continued)

Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Barclays Capital	USD	2,922	CAD	3,761	10/27/2022	$(199,828)

BNP Paribas SA	AUD	32,011	USD	22,084	10/20/2022	1,604,625

BNP Paribas SA	CAD	5,682	USD	4,359	10/27/2022	245,319

BNP Paribas SA	USD	3,854	CAD	5,295	10/27/2022	(20,850)

BNP Paribas SA	USD	10,368	NZD	16,752	11/18/2022	(990,881)

Citibank, NA	USD	14,512	CAD	19,117	10/27/2022	(673,260)

Citibank, NA	GBP	13,721	USD	15,839	11/17/2022	508,033

Citibank, NA	USD	4,298	GBP	4,013	11/17/2022	185,574

Citibank, NA	SEK	108,816	USD	9,907	12/01/2022	72,527

Credit Suisse International	USD	2,358	CAD	3,084	10/27/2022	(125,171)

Deutsche Bank AG	CAD	13,733	USD	10,743	10/27/2022	801,326

Goldman Sachs Bank USA	USD	1,347	SEK	15,276	12/01/2022	34,020

HSBC Bank USA	USD	16,964	CAD	21,796	10/27/2022	(1,185,572)

HSBC Bank USA	USD	9,250	JPY	1,330,342	12/02/2022	(3,007)

JPMorgan Chase Bank, NA	USD	7,846	AUD	11,618	10/20/2022	(413,147)

JPMorgan Chase Bank, NA	CAD	8,248	USD	6,411	10/27/2022	440,597

JPMorgan Chase Bank, NA	USD	14,402	JPY	2,064,248	12/02/2022	(53,340)

JPMorgan Chase Bank, NA	EUR	48,635	USD	47,566	12/08/2022	(319,609)

Morgan Stanley & Co., Inc.	USD	29,277	AUD	42,143	10/20/2022	(2,316,116)

Morgan Stanley & Co., Inc.	USD	20,968	CAD	27,456	10/27/2022	(1,092,953)

Morgan Stanley & Co., Inc.	GBP	16,288	USD	19,015	11/17/2022	816,062

Morgan Stanley & Co., Inc.	USD	5,240	GBP	4,578	11/17/2022	(125,039)

Morgan Stanley & Co., Inc.	NZD	2,896	USD	1,778	11/18/2022	157,319

Morgan Stanley & Co., Inc.	USD	3,504	NZD	6,219	11/18/2022	(22,744)

Morgan Stanley & Co., Inc.	USD	3,296	JPY	468,190	12/02/2022	(41,685)

Morgan Stanley & Co., Inc.	CHF	2,467	USD	2,523	12/07/2022	7,035

UBS AG	GBP	2,510	USD	2,972	11/17/2022	166,831

						$(3,194,457)

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)
			Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
USD	4,710	01/15/2025	2.565%	CPI#	Maturity	$406,022	$—	$406,022
USD	2,355	01/15/2025	2.585%	CPI#	Maturity	201,159	—	201,159
USD	2,355	01/15/2025	2.613%	CPI#	Maturity	198,610	—	198,610
USD	11,470	01/15/2026	CPI#	3.720%	Maturity	(312,537)	—	(312,537)
USD	7,300	01/15/2027	CPI#	3.320%	Maturity	(274,804)	—	(274,804)
USD	7,200	01/15/2027	CPI#	3.466%	Maturity	(207,667)	(8,413)	(199,254)
USD	20,920	01/15/2028	1.230%	CPI#	Maturity	3,490,717	—	3,490,717
USD	16,190	01/15/2028	0.735%	CPI#	Maturity	3,266,155	—	3,266,155
USD	30,110	01/15/2029	CPI#	3.290%	Maturity	(603,170)	—	(603,170)
USD	5,860	01/15/2029	CPI#	3.735%	Maturity	94,130	—	94,130
USD	5,125	01/15/2030	1.572%	CPI#	Maturity	784,827	—	784,827
USD	5,125	01/15/2030	1.587%	CPI#	Maturity	778,003	—	778,003
USD	1,130	01/15/2030	1.714%	CPI#	Maturity	158,720	—	158,720
USD	1,130	01/15/2030	1.731%	CPI#	Maturity	156,993	—	156,993

74	Sanford C. Bernstein Fund, Inc.

			Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
USD	4,400	01/15/2031	2.782%	CPI#	Maturity	$222,104	$—	$222,104
USD	4,150	01/15/2031	2.680%	CPI#	Maturity	249,765	—	249,765
USD	3,500	01/15/2031	2.989%	CPI#	Maturity	106,962	—	106,962
USD	3,800	04/15/2032	CPI#	2.909%	Maturity	(107,547)	—	(107,547)
USD	3,350	04/15/2032	CPI#	2.748%	Maturity	(151,069)	—	(151,069)
USD	2,000	04/15/2032	CPI#	2.722%	Maturity	(95,669)	—	(95,669)

						$8,361,704	$(8,413)	$8,370,117

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)
				Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund

Citibank, NA	USD	10,850	04/15/2032	2.777%	1 Day SOFR	Annual	$605,667	$—	$605,667

CREDIT DEFAULT SWAPS (see Note 3)
Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	70	$(15,616)	$(6,506)	$(9,110)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	965	(216,362)	(118,407)	(97,955)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	1	(161)	(84)	(77)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	38	(8,533)	(3,588)	(4,945)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	475	(106,571)	(44,866)	(61,705)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	714	(160,179)	(65,703)	(94,476)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	620	(138,929)	(55,313)	(83,616)

						$(646,351)	$(294,467)	$(351,884)

* Termination date

2022 Annual Report	75

Schedule of Investments (continued)

INFLATION (CPI) SWAPS (see Note 3)
				Rate Type			Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
Barclays Bank PLC	USD	12,000	10/23/2026	2.310%	CPI	#	Maturity	$620,468	$—	$620,468
Barclays Bank PLC	USD	10,000	12/04/2027	2.170%	CPI	#	Maturity	1,005,510	—	1,005,510
Barclays Bank PLC	USD	10,000	10/23/2029	2.388%	CPI	#	Maturity	387,784	—	387,784
Barclays Bank PLC	USD	13,000	12/04/2032	2.233%	CPI	#	Maturity	1,231,735	—	1,231,735
Citibank, NA	USD	22,000	11/04/2023	1.900%	CPI	#	Maturity	2,528,370	—	2,528,370
Citibank, NA	USD	10,000	07/20/2027	2.104%	CPI	#	Maturity	1,098,022	—	1,098,022
Deutsche Bank AG	USD	10,000	09/04/2025	1.818%	CPI	#	Maturity	1,241,731	—	1,241,731
JPMorgan Chase Bank, NA	USD	10,000	03/02/2024	2.175%	CPI	#	Maturity	920,331	—	920,331
JPMorgan Chase Bank, NA	USD	33,000	07/20/2024	1.995%	CPI	#	Maturity	3,639,105	—	3,639,105
JPMorgan Chase Bank, NA	USD	13,000	11/04/2026	2.015%	CPI	#	Maturity	1,545,613	—	1,545,613
JPMorgan Chase Bank, NA	USD	28,000	12/27/2028	2.009%	CPI	#	Maturity	3,134,823	—	3,134,823

								$17,353,492	$—	$17,353,492

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note 3)
	Notional Amount (000)		Termination Date	Rate Type			Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Swap Counterparty				Payments made by the Fund	Payments received by the Fund
Citibank, NA	USD	12,470	10/09/2029	1.125%	SIFMA	*	Quarterly	$1,433,021	$—	$1,433,021

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

TOTAL RETURN SWAPS (see Note 3)
Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation

Morgan Stanley Capital Services LLC
Swiss Market Index Futures	0.00%	Maturity	CHF	103	12/16/2022	$(4,861)
Swiss Market Index Futures	0.00%	Maturity	CHF	1,641	12/16/2022	(123,292)
Swiss Market Index Futures	0.00%	Maturity	CHF	2,360	12/16/2022	(126,184)

						$(254,337)

(a)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At September 30, 2022, the aggregate market value of these securities amounted to $30,513,104 or 2.3% of net assets.
(b)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2022.
(c)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov. Additionally, shareholder reports for AB funds can be obtained by calling AB at (800) 227-4618.
(d)	Non-income producing security.
(e)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(f)	Affiliated investments.
(g)	The rate shown represents the 7-day yield as of period end.

76	Sanford C. Bernstein Fund, Inc.

As of September 30, 2022, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 4.8% and 0.0%, respectively.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

BAM—Build American Mutual

CBT—Chicago Board of Trade

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CMBS—Commercial Mortgage-Backed Securities

CCRC—Congregate Care Retirement Center

COP—Certificate of Participation

CPI—Consumer Price Index

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

ETM—Escrowed to Maturity

ETS—Emission Trading Scheme

FTSE—Financial Times Stock Exchange

LIBOR—London Interbank Offered Rate

MSCI—Morgan Stanley Capital International

MUNIPSA—SIFMA Municipal Swap Index

NATL—National Interstate Corporation

OMXS—Stockholm Stock Exchange

OSE—Osaka Securities Exchange

OSF—Order of St. Francis

SOFR—Secured Overnight Financing Rate

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

UPMC—University of Pittsburgh Medical Center

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

2022 Annual Report	77

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay C Portfolio

September 30, 2022

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS–78.7%

Long-Term Municipal Bonds–76.5%
American Samoa–0.1%
American Samoa Economic Development Authority (Territory of American Samoa) Series 2018 6.50%, 09/01/2028(a)	$235	$253,654

Arizona–0.6%
State of Arizona Lottery Revenue Series 2019 5.00%, 07/01/2024 (Pre-refunded/ETM)	2,000	2,058,775

California–63.4%
Anaheim Housing & Public Improvements Authority (City of Anaheim CA Electric System Revenue) Series 2020 2.792%, 10/01/2032	1,150	940,831
Antelope Valley-East Kern Water Agency Series 2016 5.00%, 06/01/2023	1,000	1,012,355
5.00%, 06/01/2025	1,000	1,044,761
Bay Area Toll Authority Series 2017 5.00%, 04/01/2028	2,700	2,942,971
Series 2021 2.76% (MUNIPSA + 0.30%), 04/01/2056(b)	2,000	1,939,675
2.87% (MUNIPSA + 0.41%), 04/01/2056(b)	2,000	1,937,102
California Community Housing Agency (California Community Housing Agency Brio Apartments & Next on Lex Apartments) Series 2021-A 4.00%, 08/01/2047(a)	1,265	882,361
California Community Housing Agency (California Community Housing Agency Fountains at Emerald Park) Series 2021 4.00%, 08/01/2046(a)	500	358,584

	Principal Amount (000)	U.S. $ Value
California Community Housing Agency (California Community Housing Agency Summit at Sausalito Apartments) Series 2021 4.00%, 02/01/2050(a)	$1,000	$693,948
California Educational Facilities Authority (University of the Pacific) Series 2015 5.00%, 11/01/2027	2,000	2,079,836
California Enterprise Development Authority (Rocketship Education Obligated Group) Series 2022 4.00%, 06/01/2031(a)	540	488,578
California Health Facilities Financing Authority (CommonSpirit Health) Series 2020-A 4.00%, 04/01/2035	1,850	1,720,366
California Health Facilities Financing Authority (Kaiser Foundation Hospitals) Series 2017-P 5.00%, 11/01/2032	3,430	3,435,452
California Health Facilities Financing Authority (Sutter Health Obligated Group) Series 2018-A 5.00%, 11/15/2030	900	949,879
California Housing Finance Agency Series 2019-2, Class A 4.00%, 03/20/2033	2,128	2,024,621
Series 2021-1, Class A 3.50%, 11/20/2035	2,592	2,239,441
Series 2021-2 0.823%, 03/25/2035	1,000	56,273
California Infrastructure & Economic Development Bank Series 2022 0.85%, 01/01/2050 (Pre-refunded/ETM)(a)	2,500	2,472,404
California Infrastructure & Economic Development Bank (California Academy of Sciences) Series 2021 2.81% (MUNIPSA + 0.35%), 08/01/2047(b)	2,000	1,978,415
California Municipal Finance Authority (Anaheim Electric Utility Fund) Series 2015-B 5.00%, 10/01/2026	1,000	1,052,392

78	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value
California Municipal Finance Authority (California Municipal Finance Authority State Lease) Series 2017-A 5.00%, 06/01/2029	$2,320	$2,480,388
California Municipal Finance Authority (LAX Integrated Express Solutions LLC) Series 2018 5.00%, 06/30/2028	1,325	1,359,932
5.00%, 12/31/2028	1,700	1,744,361
5.00%, 06/30/2029	2,000	2,049,613

California Municipal Finance Authority (United Airlines, Inc.) Series 2019 4.00%, 07/15/2029	2,140	1,965,907

California Pollution Control Financing Authority (San Diego County Water Authority Desalination Project Pipeline) Series 2019 5.00%, 07/01/2029(a)	450	457,386
California Public Finance Authority (California University of Science & Medicine Obligated Group) Series 2019 6.25%, 07/01/2054(a)	1,000	1,070,071
California School Finance Authority (Classical Academy Obligated Group) Series 2022 5.00%, 10/01/2042(a)	1,000	959,790
California School Finance Authority (Fenton Charter Public Schools) Series 2020-A 4.00%, 07/01/2030(a)	600	551,671
California School Finance Authority (Rocketship Education Obligated Group) Series 2015-A 4.25%, 03/01/2028(a)	545	528,326
California State Public Works Board (California State Public Works Board Lease) Series 2014-A 5.00%, 09/01/2030	4,375	4,501,248
Series 2022-A 5.00%, 08/01/2023	4,715	4,788,544
California State University Series 2016-A 5.00%, 11/01/2025	1,000	1,054,844

	Principal Amount (000)	U.S. $ Value
Series 2017-A 5.00%, 11/01/2025	$2,160	$2,278,463
5.00%, 11/01/2030	1,000	1,075,859
Series 2020-D 1.49%, 11/01/2028	400	329,565
Series 2021-B 0.55%, 11/01/2049	3,000	2,523,041
2.274%, 11/01/2034	2,000	1,475,252
California Statewide Communities Development Authority (Enloe Medical Center) Series 2015 5.00%, 08/15/2028	2,200	2,319,938
California Statewide Communities Development Authority (Lancer Educational Housing LLC) Series 2019 5.00%, 06/01/2034(a)	375	359,927
California Statewide Communities Development Authority (Loma Linda University Medical Center) Series 2016-A 5.00%, 12/01/2041(a)	1,000	928,619
Series 2018-A 5.00%, 12/01/2028(a)	500	500,526
California Statewide Communities Development Authority (Methodist Hospital of Southern California Obligated Group) Series 2018 5.00%, 01/01/2028	2,915	3,003,119
5.00%, 01/01/2029	2,790	2,867,685
California Statewide Communities Development Authority (NCCD-Hooper Street LLC) Series 2019 5.00%, 07/01/2024(a)	120	119,222
5.00%, 07/01/2029(a)	215	205,034
City & County of San Francisco CA (City & County of San Francisco CA COP) Series 2015-R 5.00%, 09/01/2025	4,175	4,242,186
City of Hayward CA (City of Hayward CA COP) Series 2015 5.00%, 11/01/2022	3,365	3,369,911
City of Los Angeles Department of Airports Series 2016-A 5.00%, 05/15/2026	1,795	1,861,223
Series 2017-A 5.00%, 05/15/2030	3,585	3,708,833
5.00%, 05/15/2031	1,275	1,315,599

2022 Annual Report	79

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value
Series 2018 5.00%, 05/15/2023	$4,670	$4,709,353
Series 2018-D 5.00%, 05/15/2026	2,890	2,996,620
Series 2019 4.00%, 05/15/2044	1,000	868,784
5.00%, 05/15/2031	485	506,273
Series 2020 5.00%, 05/15/2033	1,000	1,080,267
City of Roseville CA (Fiddyment Ranch Community Facilities District No.1) Series 2017 5.00%, 09/01/2031	1,000	1,035,889
City of Roseville CA (HP Campus Oaks Community Facilities District No.1) Series 2016 5.00%, 09/01/2031	305	314,223
City of San Jose CA Airport Revenue (Norman Y Mineta San Jose International Airport SJC) Series 2014-A 5.00%, 03/01/2024	1,955	1,988,233
Series 2014-B 5.00%, 03/01/2026	2,360	2,413,361
CMFA Special Finance Agency VII (CMFA Special Finance Agency VII The Breakwater Apartments) Series 2021 4.00%, 08/01/2047(a)	1,000	679,820
CMFA Special Finance Agency VIII Elan Huntington Beach Series 2021 4.00%, 08/01/2047(a)	290	217,500
Coronado Community Development Agency Successor Agency Series 2018-A 5.00%, 09/01/2033	2,520	2,621,844
County of Los Angeles CA Community Facilities District No 2021-0 Series 2022 5.00%, 09/01/2042	1,800	1,736,273
County of Monterey CA (County of Monterey CA COP) Series 2017 5.00%, 10/01/2029	4,870	5,251,380
County of Sacramento CA Airport System Revenue Series 2018-E 5.00%, 07/01/2032	1,280	1,365,251
County of San Diego CA (County of San Diego CA COP) Series 2014-A 5.00%, 10/15/2027	1,250	1,290,728
5.00%, 10/15/2028	1,300	1,340,291

	Principal Amount (000)	U.S. $ Value
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority 1818 Platinum Triangle-Anaheim) Series 2021 3.35%, 04/01/2047(a)	$1,000	$744,289
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority 777 Place-Pomona) Series 2021 3.60%, 05/01/2047(a)	1,250	947,179
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Acacia on Santa Rosa Creek) Series 2021 4.00%, 10/01/2046(a)	1,000	700,150
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Altana Apartments) Series 2021 3.50%, 10/01/2046(a)	1,000	718,434
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Jefferson Platinum Triangle Apartments) Series 2021-A1 2.875%, 08/01/2041(a)	955	760,066
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Millennium South Bay-Hawthorne) Series 2021 3.375%, 07/01/2043(a)	1,000	737,959
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Pasadena Portfolio) Series 2021 2.65%, 12/01/2046(a)	995	710,283
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Theo Apartments) Series 2021 3.50%, 05/01/2047(a)	1,000	776,078

80	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Union South Bay) Series 2021-A 3.10%, 07/01/2045(a)	$1,000	$728,232
CSCDA Community Improvement Authority (CSCDA Community Improvement Authority Vineyard Gardens Apartments) Series 2021 4.00%, 10/01/2048(a)	1,000	690,227
Fremont Community Facilities District No. 1 Series 2015 5.00%, 09/01/2028	1,505	1,546,113
Golden State Tobacco Securitization Corp. Series 2021 1.85%, 06/01/2031	240	235,037
Golden State Tobacco Securitization Corp. (Golden State Tobacco Securitization Corp. Lease) Series 2021 1.40%, 06/01/2025	1,000	907,813
Irvine Unified School District Series 2017-A 5.00%, 09/01/2023	925	935,239
Los Angeles Community College District/CA Series 2015-A 5.00%, 08/01/2030 (Pre-refunded/ETM)	2,585	2,671,357
Los Angeles Department of Water & Power Series 2018-A 5.00%, 07/01/2028	1,660	1,807,854
Los Angeles Department of Water & Power Power System Revenue Series 2020-B 5.00%, 07/01/2028	365	400,344
5.00%, 07/01/2029	455	505,359
Los Angeles Unified School District/CA Series 2014-C 5.00%, 07/01/2027	6,815	7,031,652
Series 2021-R 5.00%, 07/01/2023	2,725	2,764,580
Metropolitan Water District of Southern California Series 2021-D 2.60% (MUNIPSA + 0.14%), 07/01/2037(b)	1,000	994,849

	Principal Amount (000)	U.S. $ Value
Middle Fork Project Finance Authority Series 2020 5.00%, 04/01/2033	$450	$465,987
Newport Mesa Unified School District Series 2020 5.00%, 08/01/2024	510	526,946
Oakland Unified School District/Alameda County Series 2015-A 5.00%, 08/01/2025	1,310	1,368,438
5.00%, 08/01/2026	1,025	1,071,076
Peralta Community College District Series 2014-A 5.00%, 08/01/2027	5,855	6,014,892
Regents of the University of California Medical Center Pooled Revenue Series 2013-J 5.00%, 05/15/2033 (Pre-refunded/ETM)	4,885	4,938,940
Series 2022 5.00%, 05/15/2039	3,000	3,179,575
River Islands Public Financing Authority (River Islands Public Financing Authority Community Facilities District No 2003-1) Series 2022 4.50%, 09/01/2037	1,000	910,482
5.00%, 09/01/2042	1,000	918,442
Riverside County Redevelopment Successor Agency AGM Series 2017-B 5.00%, 10/01/2029	1,900	2,035,235
Romoland School District Series 2015 5.00%, 09/01/2023	300	302,973
Sacramento County Sanitation Districts Financing Authority Series 2014-A 5.00%, 12/01/2029	2,000	2,054,828
Sacramento County Water Financing Authority (Sacramento County Water Agency) NATL Series 2007-B 2.635% (LIBOR 3 Month + 0.57%), 06/01/2039(b)	1,450	1,244,007
San Diego Association of Governments (State of California DOT Fed Hwy Grant) Series 2019 1.80%, 11/15/2027	1,500	1,330,416

2022 Annual Report	81

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value
San Diego County Regional Transportation Commission (San Diego County Regional Transportation Commission Sales Tax) Series 2021-A 5.00%, 10/01/2022	$1,970	$1,970,000
San Diego County Water Authority Series 2021-A 5.00%, 05/01/2023	780	788,747
5.00%, 05/01/2024	500	514,463
5.00%, 05/01/2025	1,000	1,047,760
San Francisco Intl Airport Series 2016-S 5.00%, 05/01/2025	1,050	1,095,377
5.00%, 05/01/2026	1,680	1,772,984
Saugus/Hart School Facilities Financing Authority (Saugus Union School District Community Facilities District No. 06-01) Series 2016 5.00%, 09/01/2027	750	774,043
State of California Series 2013-B 5.00%, 09/01/2023	5,635	5,732,393
Series 2015 5.00%, 03/01/2024	2,135	2,191,122
Series 2015-B 5.00%, 09/01/2023	5,700	5,798,516
Series 2016 5.00%, 09/01/2023	8,760	8,911,403
Series 2018-B 5.00%, 08/01/2029	7,615	8,327,608
Series 2020 5.00%, 11/01/2023	4,900	4,999,395
Series 2021 5.00%, 09/01/2023	2,000	2,034,567
Stockton Redevelopment Agency Successor Agency AGM Series 2016-A 5.00%, 09/01/2025	1,900	1,976,388
Tobacco Securitization Authority of Southern California Series 2019 5.00%, 06/01/2030	960	1,000,449
University of California Series 2013-A 5.00%, 05/15/2048	6,000	6,072,505
Series 2015-A 5.00%, 05/15/2025	2,270	2,382,844
Series 2018-A 4.00%, 05/15/2024	2,120	2,149,962
Walnut Energy Center Authority Series 2014 5.00%, 01/01/2026	1,000	1,029,730
5.00%, 01/01/2028	1,800	1,849,816

		232,757,821

	Principal Amount (000)	U.S. $ Value
Colorado–0.7%
City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/2032	$1,000	$951,707
Plaza Metropolitan District No. 1 Series 2013 5.00%, 12/01/2022(a)	690	690,634
Sterling Ranch Community Authority Board (Sterling Ranch Metropolitan District No. 3) Series 2017-A 5.00%, 12/01/2030	1,000	979,749
Vauxmont Metropolitan District AGM Series 2020 5.00%, 12/01/2050	100	104,103

		2,726,193

Connecticut–0.3%
State of Connecticut Series 2015-B 5.00%, 06/15/2030	1,250	1,302,623

Florida–0.0%
Capital Trust Agency, Inc. (Franklin Academy Obligated Group) Series 2020 5.00%, 12/15/2026(a)	100	100,814
County of Osceola FL Transportation Revenue Series 2020-A Zero Coupon, 10/01/2031	100	62,861

		163,675

Guam–1.2%
Antonio B Won Pat International Airport Authority Series 2021-A 2.899%, 10/01/2027	200	175,605
3.489%, 10/01/2031	120	99,459
Guam Power Authority Series 2022-A 5.00%, 10/01/2028	1,000	1,042,240
Territory of Guam Series 2019 5.00%, 11/15/2031	90	84,980
Territory of Guam (Guam Section 30 Income Tax) Series 2016-A 5.00%, 12/01/2029	140	139,785
5.00%, 12/01/2030	225	223,358
5.00%, 12/01/2032	205	200,587
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2015-D 5.00%, 11/15/2023	420	421,613
5.00%, 11/15/2025	350	351,224

82	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value
5.00%, 11/15/2031	$840	$826,947
Territory of Guam (Territory of Guam Hotel Occupancy Tax) Series 2021-A 5.00%, 11/01/2040	1,000	921,874

		4,487,672

Illinois–2.5%
Chicago Board of Education Series 2017-F 5.00%, 12/01/2024	2,000	2,034,947
Illinois Finance Authority (Illinois Institute of Technology) Series 2019 5.00%, 09/01/2023	100	100,679
5.00%, 09/01/2029	100	102,370
5.00%, 09/01/2033	100	99,957
Metropolitan Pier & Exposition Authority Series 2017-B 5.00%, 12/15/2030	1,400	1,421,252
State of Illinois Series 2014 5.00%, 05/01/2025	2,165	2,191,479
Series 2017-D 5.00%, 11/01/2024	3,190	3,242,704

		9,193,388

Kentucky–0.1%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) Series 2019 5.00%, 02/01/2027	140	144,572
5.00%, 02/01/2031	100	102,199

		246,771

Louisiana–0.1%
Parish of St. James LA (NuStar Logistics LP) Series 2020 6.10%, 06/01/2038(a)	110	117,036
6.10%, 12/01/2040(a)	100	106,397

		223,433

Michigan–2.5%
City of Detroit MI Series 2018 5.00%, 04/01/2029	2,000	2,049,089
5.00%, 04/01/2030	600	612,350
Michigan Finance Authority (Public Lighting Authority) Series 2014-B 5.00%, 07/01/2025	2,175	2,207,843
Michigan Strategic Fund (Michigan Strategic Fund–I 75 Improvement Project) Series 2018 5.00%, 06/30/2030	3,325	3,325,675

	Principal Amount (000)	U.S. $ Value
5.00%, 12/31/2030	$1,000	$996,891

		9,191,848

Missouri–0.0%
Howard Bend Levee District XLCA INS Series 2005 5.75%, 03/01/2027	100	101,369

Nebraska–0.6%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2018 5.00%, 03/01/2050	2,290	2,311,063

Nevada–0.1%
City of Sparks NV (City of Sparks NV Sales Tax) Series 2019-A 2.75%, 06/15/2028(a)	420	368,097

New Jersey–0.6%
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2018-A 5.00%, 12/15/2029	2,000	2,082,317

New York–0.1%
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 4.00%, 01/01/2036	210	185,160

Ohio–0.2%
Ohio Air Quality Development Authority (Pratt Paper OH, Inc.) Series 2017 3.75%, 01/15/2028(a)	720	716,990

Puerto Rico–1.0%
Commonwealth of Puerto Rico Series 2021-A Zero Coupon, 07/01/2024	192	176,243
Zero Coupon, 07/01/2033	555	305,912
4.00%, 07/01/2033	130	114,322
5.25%, 07/01/2023	90	90,400
5.375%, 07/01/2025	255	257,466
5.625%, 07/01/2027	750	765,575
5.625%, 07/01/2029	100	102,279
5.75%, 07/01/2031	100	101,950
Puerto Rico Highway & Transportation Authority AGC Series 2005-L 5.25%, 07/01/2041	190	184,733
AGC Series 2007-C 5.50%, 07/01/2031	110	110,855

2022 Annual Report	83

Schedule of Investments (continued)

Principal Amount (000)		U.S. $ Value
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth (AES Puerto Rico LP) Series 2000 6.625%, 06/01/2026	$1,105	$1,141,728
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018-A Zero Coupon, 07/01/2024	310	286,415

		3,637,878

South Carolina–0.5%
South Carolina Public Service Authority Series 2021-B 4.00%, 12/01/2039	2,000	1,749,546

Texas–1.0%
Mission Economic Development Corp. (Natgasoline LLC) Series 2018 4.625%, 10/01/2031(a)	1,010	994,315
Texas Municipal Gas Acquisition & Supply Corp. I (Bank of America Corp.) Series 2008-D 6.25%, 12/15/2026	2,565	2,665,010

		3,659,325

Washington–0.3%
Kalispel Tribe of Indians Series 2018-A 5.00%, 01/01/2032(a)	1,000	1,042,790

Wisconsin–0.6%
UMA Education, Inc. Series 2019 5.00%, 10/01/2023(a)	100	100,066
5.00%, 10/01/2025(a)	225	224,197
5.00%, 10/01/2026(a)	235	233,408
5.00%, 10/01/2027(a)	245	242,234
5.00%, 10/01/2028(a)	135	132,672
5.00%, 10/01/2029(a)	100	97,879
Wisconsin Public Finance Authority (Celanese US Holdings LLC) Series 2016-A 5.00%, 01/01/2024	1,135	1,145,116

		2,175,572

Total Long-Term Municipal Bonds (cost $296,737,139)		280,635,960

Short-Term Municipal Notes–2.2%
City of Los Angeles CA Series 2022 4.00%, 06/29/2023 (cost $8,094,507)	8,000	8,054,480

Total Municipal Obligations (cost $304,831,646)		288,690,440

	Shares		U.S. $ Value

INVESTMENT COMPANIES–12.5%
Funds and Investment Trusts–12.5%(c)
iShares Core MSCI Emerging Markets ETF		278,526	$11,971,047
SPDR S&P 500 ETF Trust		84,610	30,221,000
Vanguard Mid-Cap ETF		19,951	3,750,389

Total Investment Companies (cost $34,944,029)			45,942,436

	Notional Amount

OPTIONS PURCHASED—PUTS–1.2%
Options on Equity Indices–1.2%
Euro STOXX 50 Index Expiration: Jul 2023; Contracts: 1,530; Exercise Price: EUR 2,800.00; Counterparty: UBS AG(d)	EUR	4,284,000	213,024
Euro STOXX 50 Index Expiration: Jul 2023; Contracts: 1,090; Exercise Price: EUR 2,800.00; Counterparty: UBS AG(d)	EUR	3,052,000	151,762
FTSE 100 Index Expiration: Aug 2023; Contracts: 320; Exercise Price: GBP 6,000.00; Counterparty: UBS AG(d)	GBP	1,920,000	84,863
FTSE 100 Index Expiration: Aug 2023; Contracts: 240; Exercise Price: GBP 6,000.00; Counterparty: UBS AG(d)	GBP	1,440,000	$63,647
Nikkei 225 Index Expiration: Sep 2023; Contracts: 19,000; Exercise Price: JPY 22,000.00; Counterparty: UBS AG(d)	JPY	418,000,000	139,287
Nikkei 225 Index Expiration: Sep 2023; Contracts: 13,000; Exercise Price: JPY 22,000.00; Counterparty: UBS AG(d)	JPY	286,000,000	95,302
S&P 500 Index Expiration: Jul 2023; Contracts: 11,700; Exercise Price: USD 3,250.00; Counterparty: UBS AG(d)	USD	38,025,000	2,191,531
S&P 500 Index Expiration: Jul 2023; Contracts: 8,000; Exercise Price: USD 3,250.00; Counterparty: UBS AG(d)	USD	26,000,000	1,498,482

Total Options Purchased—Puts (premiums paid $2,572,784)			4,437,898

84	Sanford C. Bernstein Fund, Inc.

Principal Amount (000)		U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES–0.8%
Agency CMBS–0.8%
California Housing Finance Agency Series 2021-2, Class A 3.75%, 03/25/2035	$1,976	$1,812,995
Federal Home Loan Mortgage Corp. Series 2021-ML10, Class AUS 2.032%, 01/25/2038	1,259	969,273

Total Commercial Mortgage-Backed Securities (cost $3,634,596)		2,782,268

GOVERNMENTS—TREASURIES–0.7%
United States–0.7%
U.S. Treasury Notes 2.125%, 11/30/2023	200	195,125
2.625%, 02/15/2029(e)(f)	2,670	2,460,572

Total Governments—Treasuries (cost $2,995,159)		2,655,697

COLLATERALIZED MORTGAGE OBLIGATIONS–0.0%
Risk Share Floating Rate–0.0%
Federal National Mortgage Association Connecticut Avenue Securities Series 2014-C03, Class 2M2 5.984% (LIBOR 1 Month + 2.90%), 07/25/2024(b)	32	31,801

Principal Amount (000)		U.S. $ Value
Series 2015-C02, Class 1M2 7.084% (LIBOR 1 Month + 4.00%), 05/25/2025(b)	$35	$36,016

Total Collateralized Mortgage Obligations (cost $66,545)		67,817

	Shares

SHORT-TERM INVESTMENTS – 4.8%
Investment Companies–4.8%
AB Fixed Income Shares, Inc.–Government Money Market Portfolio–Class AB, 2.58%(c)(g)(h) (cost $17,560,057)	17,560,057	17,560,057

Total Investments—98.7% (cost $366,604,816)		362,136,613

Other assets less liabilities—1.3%		4,943,591

Net Assets—100.0%		$367,080,204

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts

Euro STOXX 50 Index Futures	234	December 2022	$7,602,347	$(75,056)

FTSE 100 Index Futures	15	December 2022	1,158,058	(52,488)

Hang Seng Index Futures	25	October 2022	2,740,568	(64,002)

Nikkei 225 (OSE) Futures	7	December 2022	1,254,612	(62,248)

OMXS 30 Index Futures	217	October 2022	3,578,325	(183,622)

Russell 2000 E-Mini Futures	26	December 2022	2,170,740	(285,901)

S&P 500 E-Mini Futures	104	December 2022	18,727,800	(1,729,129)

TOPIX Index Futures	31	December 2022	3,932,564	(31,200)

U.S. T-Note 2 Yr (CBT) Futures	37	December 2022	7,599,453	(121,536)

U.S. T-Note 10 Yr (CBT) Futures	99	December 2022	11,094,188	(574,797)

U.S. Ultra Bond (CBT) Futures	26	December 2022	3,562,000	(342,912)

Sold Contracts

MSCI Emerging Markets Futures	160	December 2022	6,972,000	616,929

MSCI Singapore IX ETS Futures	38	October 2022	742,538	3,804

S&P 500 E-Mini Futures	8	December 2022	1,440,600	29,660

S&P Mid 400 E-Mini Futures	9	December 2022	1,987,380	158,277

2022 Annual Report	85

Schedule of Investments (continued)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)

S&P/TSX 60 Index Futures	21	December 2022	$3,393,202	$62,384

SPI 200 Futures	46	December 2022	4,756,373	160,469

				$(2,491,368)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Bank of America, NA	USD	2,127	NZD	3,541	11/18/2022	$(145,350)

Bank of America, NA	USD	1,309	NOK	13,514	12/01/2022	(66,030)

Bank of America, NA	CHF	5,224	USD	5,361	12/07/2022	34,053

Bank of America, NA	CHF	827	USD	839	12/07/2022	(3,876)

Barclays Bank	USD	849	CAD	1,093	10/27/2022	(58,072)

Barclays Bank	USD	1,125	SEK	12,610	12/01/2022	14,773

Barclays Bank	USD	5,672	JPY	815,436	12/02/2022	(4,297)

BNP Paribas SA	AUD	9,132	USD	6,301	10/20/2022	457,942

BNP Paribas SA	CAD	1,632	USD	1,252	10/27/2022	70,438

BNP Paribas SA	USD	1,095	CAD	1,505	10/27/2022	(5,926)

BNP Paribas SA	USD	2,776	NZD	4,485	11/18/2022	(265,260)

Citibank, NA	USD	4,133	CAD	5,445	10/27/2022	(191,761)

Citibank, NA	GBP	3,914	USD	4,518	11/17/2022	144,919

Citibank, NA	USD	1,234	GBP	1,152	11/17/2022	53,272

Citibank, NA	SEK	29,675	USD	2,702	12/01/2022	19,779

Credit Suisse International	USD	672	CAD	879	10/27/2022	(35,680)

Deutsche Bank AG	USD	1,817	AUD	2,804	10/20/2022	(23,109)

Deutsche Bank AG	CAD	3,911	USD	3,060	10/27/2022	228,223

Deutsche Bank AG	USD	4,056	GBP	3,714	11/17/2022	94,328

Deutsche Bank AG	USD	2,895	CHF	2,828	12/07/2022	(11,686)

Deutsche Bank AG	USD	8,230	EUR	8,433	12/08/2022	73,395

HSBC Bank USA	USD	4,846	CAD	6,227	10/27/2022	(338,707)

HSBC Bank USA	USD	2,604	JPY	374,528	12/02/2022	(846)

JPMorgan Chase Bank	USD	2,222	AUD	3,290	10/20/2022	(116,996)

JPMorgan Chase Bank	CAD	2,350	USD	1,827	10/27/2022	125,532

JPMorgan Chase Bank	USD	3,897	JPY	558,543	12/02/2022	(14,432)

JPMorgan Chase Bank	EUR	14,052	USD	13,743	12/08/2022	(92,344)

Morgan Stanley & Co. LLC	USD	8,302	AUD	11,949	10/20/2022	(656,977)

Morgan Stanley & Co. LLC	USD	5,503	CAD	7,215	10/27/2022	(280,561)

Morgan Stanley & Co. LLC	GBP	4,647	USD	5,425	11/17/2022	232,824

Morgan Stanley & Co. LLC	USD	1,497	GBP	1,308	11/17/2022	(35,725)

Morgan Stanley & Co. LLC	USD	984	NZD	1,747	11/18/2022	(6,389)

Morgan Stanley & Co. LLC	USD	966	JPY	137,211	12/02/2022	(12,217)

Morgan Stanley & Co. LLC	CHF	711	USD	727	12/07/2022	2,028

State Street Bank & Trust Co.	USD	456	CAD	589	10/27/2022	(29,937)

State Street Bank & Trust Co.	USD	149	NOK	1,598	12/01/2022	(2,035)

UBS AG	GBP	900	USD	1,066	11/17/2022	59,827

						$(786,880)

86	Sanford C. Bernstein Fund, Inc.

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)
			Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund

USD	1,420	01/15/2025	2.565%	CPI#	Maturity	$122,410	$—	$122,410
USD	710	01/15/2025	2.585%	CPI#	Maturity	60,647	—	60,647
USD	710	01/15/2025	2.613%	CPI#	Maturity	59,878	—	59,878
USD	3,780	01/15/2026	CPI#	3.720%	Maturity	(102,998)	—	(102,998)
USD	2,150	01/15/2027	CPI#	3.320%	Maturity	(80,936)	—	(80,936)
USD	2,110	01/15/2027	CPI#	3.466%	Maturity	(60,858)	(2,466)	(58,392)
USD	6,470	01/15/2028	1.230%	CPI#	Maturity	1,079,586	—	1,079,586
USD	5,230	01/15/2028	0.735%	CPI#	Maturity	1,055,095	—	1,055,095
USD	9,210	01/15/2029	CPI#	3.290%	Maturity	(184,497)	—	(184,497)
USD	1,720	01/15/2029	CPI#	3.735%	Maturity	27,629	—	27,629
USD	1,575	01/15/2030	1.572%	CPI#	Maturity	241,191	—	241,191
USD	1,575	01/15/2030	1.587%	CPI#	Maturity	239,094	—	239,094
USD	240	01/15/2030	1.714%	CPI#	Maturity	33,710	—	33,710
USD	240	01/15/2030	1.731%	CPI#	Maturity	33,344	—	33,344
USD	1,300	01/15/2031	2.782%	CPI#	Maturity	65,622	—	65,622
USD	1,180	01/15/2031	2.680%	CPI#	Maturity	71,018	—	71,018
USD	1,030	01/15/2031	2.989%	CPI#	Maturity	31,477	—	31,477
USD	1,110	04/15/2032	CPI#	2.909%	Maturity	(31,415)	—	(31,415)
USD	1,000	04/15/2032	CPI#	2.748%	Maturity	(45,095)	—	(45,095)
USD	600	04/15/2032	CPI#	2.722%	Maturity	(28,701)	—	(28,701)

						$2,586,201	$(2,466)	$2,588,667

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)
			Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
USD	10,300	01/15/2027	1 Day SOFR	2.728%	Annual	$(397,401)	$—	$(397,401)

CREDIT DEFAULT SWAPS (see Note 3)
Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	27	$(5,957)	$(2,482)	$(3,475)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	88	(19,800)	(10,643)	(9,157)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	6	(1,288)	(671)	(617)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	14	(3,220)	(1,354)	(1,866)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	180	(40,407)	(20,924)	(19,483)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	183	(41,050)	(17,282)	(23,768)

2022 Annual Report	87

Schedule of Investments (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	274	$(61,496)	$(25,225)	$(36,271)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	34	(7,727)	(4,136)	(3,591)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	238	(53,286)	(21,215)	(32,071)

						$(234,231)	$(103,932)	$(130,299)

* Termination date

INFLATION (CPI) SWAPS (see Note 3)
				Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
Barclays Bank PLC	USD	5,000	10/23/2026	2.310%	CPI#	Maturity	$258,528	$—	$258,528
Barclays Bank PLC	USD	5,000	12/04/2027	2.170%	CPI#	Maturity	502,755	—	502,755
Barclays Bank PLC	USD	1,000	10/23/2029	2.388%	CPI#	Maturity	38,778	—	38,778
Citibank, NA	USD	7,000	11/04/2023	1.900%	CPI#	Maturity	804,481	—	804,481
Citibank, NA	USD	3,000	07/20/2027	2.104%	CPI#	Maturity	329,407	—	329,407
Deutsche Bank AG	USD	4,000	09/04/2025	1.818%	CPI#	Maturity	496,692	—	496,692
JPMorgan Chase Bank, NA	USD	3,000	03/02/2024	2.175%	CPI#	Maturity	276,099	—	276,099
JPMorgan Chase Bank, NA	USD	5,000	07/20/2024	1.995%	CPI#	Maturity	551,380	—	551,380
JPMorgan Chase Bank, NA	USD	4,000	11/04/2026	2.015%	CPI#	Maturity	475,573	—	475,573
JPMorgan Chase Bank, NA	USD	7,000	12/27/2028	2.009%	CPI#	Maturity	783,706	—	783,706

Morgan Stanley Capital Services LLC	USD	5,000	07/20/2032	2.158%	CPI#	Maturity	541,742	—	541,742

							$5,059,141	$—	$5,059,141

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note 3)
				Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
Citibank, NA	USD	3,815	10/09/2029	1.125%	SIFMA*	Quarterly	$438,410	$—	$438,410

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

88	Sanford C. Bernstein Fund, Inc.

TOTAL RETURN SWAPS (see Note 3)
Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation

Morgan Stanley Capital Services LLC
Swiss Market Index Futures	0.00%	Maturity	CHF	2,667	12/16/2022	$39,244
Swiss Market Index Futures	0.00%	Maturity	CHF	410	12/16/2022	(30,823)
Swiss Market Index Futures	0.00%	Maturity	CHF	718	12/16/2022	(38,404)

						$(29,983)

(a)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At September 30, 2022, the aggregate market value of these securities amounted to $24,407,847 or 6.6% of net assets.
(b)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2022.
(c)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(d)	Non-income producing security.
(e)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(f)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(g)	Affiliated investments.
(h)	The rate shown represents the 7-day yield as of period end.

As of September 30, 2022, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 2.0% and 0.0%, respectively.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

CBT—Chicago Board of Trade

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CMBS—Commercial Mortgage-Backed Securities

COP—Certificate of Participation

CPI—Consumer Price Index

DOT—Department of Transportation

ETF—Exchange Traded Fund

ETM—Escrowed to Maturity

ETS—Emission Trading Scheme

FTSE—Financial Times Stock Exchange

LIBOR—London Interbank Offered Rate

MSCI—Morgan Stanley Capital International

MUNIPSA—SIFMA Municipal Swap Index

NATL—National Interstate Corporation

OMXS—Stockholm Stock Exchange

OSE—Osaka Securities Exchange

SOFR—Secured Overnight Financing Rate

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

XLCA—XL Capital Assurance Inc.

See notes to financial statements.

2022 Annual Report	89

Schedule of Investments

Sanford C. Bernstein Fund, Inc.

Schedule of Investments

Tax-Aware Overlay N Portfolio

September 30, 2022

	Principal Amount (000)	U.S. $ Value

MUNICIPAL OBLIGATIONS–75.5%

Long-Term Municipal Bonds–75.5%
Alabama–0.4%
County of Jefferson AL Sewer Revenue Series 2013-D 5.00%, 10/01/2022	$1,000	$1,000,000

American Samoa–0.1%
American Samoa Economic Development Authority (Territory of American Samoa) Series 2018 6.50%, 09/01/2028(a)	180	194,288

Arkansas–0.1%
City of Fayetteville AR Sales & Use Tax Revenue Series 2019-A 1.75%, 11/01/2032	150	148,558

Colorado–0.6%
City & County of Denver CO (United Airlines, Inc.) Series 2017 5.00%, 10/01/2032	1,000	951,707
Plaza Metropolitan District No. 1 Series 2013 5.00%, 12/01/2022(a)	600	600,551
Vauxmont Metropolitan District AGM Series 2020 5.00%, 12/01/2050	100	104,103

		1,656,361

Florida–0.1%
Capital Trust Agency, Inc. (Franklin Academy Obligated Group) Series 2020 5.00%, 12/15/2026(a)	100	100,814
County of Osceola FL Transportation Revenue Series 2020-A Zero Coupon, 10/01/2032	100	59,305

		160,119

Guam–1.1%
Antonio B Won Pat International Airport Authority Series 2021-A 3.099%, 10/01/2028	100	86,510
3.339%, 10/01/2030	150	125,511

	Principal Amount (000)	U.S. $ Value

Guam Power Authority Series 2022-A 5.00%, 10/01/2028	$1,000	$1,042,240
Territory of Guam Series 2019 5.00%, 11/15/2031	90	84,980
Territory of Guam (Guam Section 30 Income Tax) Series 2016-A 5.00%, 12/01/2029	105	104,839
5.00%, 12/01/2030	165	163,796
5.00%, 12/01/2032	155	151,663
Territory of Guam (Territory of Guam Business Privilege Tax) Series 2015-D 5.00%, 11/15/2023	315	316,210
5.00%, 11/15/2025	265	265,927
5.00%, 11/15/2031	625	615,288

		2,956,964

Illinois–3.2%
Chicago Board of Education Series 2017-C 5.00%, 12/01/2023	1,465	1,480,769
Illinois Finance Authority (Illinois Institute of Technology) Series 2019 5.00%, 09/01/2027	100	102,116
5.00%, 09/01/2033	100	99,957
Metropolitan Pier & Exposition Authority Series 2017-B 5.00%, 12/15/2025	1,000	1,019,841
State of Illinois Series 2014 5.00%, 05/01/2023	3,990	4,020,430
Series 2017-D 5.00%, 11/01/2024	2,000	2,033,043

		8,756,156

Kentucky–0.1%
City of Ashland KY (Ashland Hospital Corp. Obligated Group) Series 2019 5.00%, 02/01/2026	100	102,611
5.00%, 02/01/2030	100	104,332

		206,943

Louisiana–0.1%
Parish of St. James LA (NuStar Logistics LP) Series 2020 5.85%, 08/01/2041(a)	100	102,584
6.10%, 06/01/2038(a)	100	106,397

		208,981

90	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value

Michigan–2.7%
City of Detroit MI Series 2018 5.00%, 04/01/2024	$1,315	$1,331,767
5.00%, 04/01/2025	800	815,088
Michigan Finance Authority (Great Lakes Water Authority Sewage Disposal System Revenue) AGM Series 2014 5.00%, 07/01/2026	5,055	5,202,686

		7,349,541

Nebraska–1.2%
Central Plains Energy Project (Goldman Sachs Group, Inc. (The)) Series 2018 5.00%, 03/01/2050	3,290	3,320,260

Nevada–0.1%
City of Sparks NV (City of Sparks NV Sales Tax) Series 2019-A 2.75%, 06/15/2028(a)	300	262,926

New Jersey–3.6%
New Jersey Economic Development Authority (United Airlines, Inc.) Series 2012 5.25%, 09/15/2029	125	123,637
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Fed Hwy Grant) Series 2018-A 5.00%, 06/15/2024	3,410	3,482,289
New Jersey Transportation Trust Fund Authority (New Jersey Transportation Trust Fund Authority State Lease) Series 2018-A 5.00%, 12/15/2029	3,490	3,633,642
New Jersey Turnpike Authority AGM Series 2005-D3 5.25%, 01/01/2026	2,555	2,695,433

		9,935,001

New York–57.1%
Albany County Airport Authority Series 2020-B 5.00%, 12/15/2022	130	130,376
5.00%, 12/15/2023	175	177,795
5.00%, 12/15/2024	145	148,351
5.00%, 12/15/2025	145	149,359
5.00%, 12/15/2026	145	149,672

	Principal Amount (000)	U.S. $ Value

Build NYC Resource Corp. (Integration Charter Schools) Series 2021 5.00%, 06/01/2041(a)	$300	$278,321
Build NYC Resource Corp. (Metropolitan College of New York) Series 2014 5.25%, 11/01/2029	1,000	994,129
City of New York NY Series 2014-A 5.00%, 08/01/2028	1,285	1,319,862
Series 2014-J 5.00%, 08/01/2027	1,085	1,115,018
Series 2018-E 5.00%, 03/01/2031	1,055	1,127,648
Series 2020-C 5.00%, 08/01/2033	5,315	5,720,908
5.00%, 08/01/2034	1,000	1,069,563
Series 2021 1.396%, 08/01/2027	2,970	2,529,421
County of Albany NY Series 2020-C 5.00%, 11/01/2024	1,595	1,655,495
County of Nassau NY Series 2014-A 5.00%, 04/01/2025 (Pre-refunded/ETM)	4,775	4,899,935
Series 2017-C 5.00%, 10/01/2025	1,875	1,961,632
County of Onondaga NY Series 2022 4.00%, 06/15/2040	1,145	1,059,732
County of Westchester NY Series 2016-A 5.00%, 01/01/2023	2,435	2,446,785
Dutchess County Local Development Corp. (Bard College) Series 2020-B 5.918%, 07/01/2039(a)	975	940,635
Long Island Power Authority Series 2021-A 5.00%, 09/01/2036	2,000	2,147,718
Metropolitan Transportation Authority Series 2016-B 4.00%, 11/15/2036	1,000	889,742
Series 2017-C 5.00%, 11/15/2026	2,280	2,364,549
5.00%, 11/15/2028	9,900	10,193,554
AGM Series 2021 2.547% (SOFR + 0.55%), 11/01/2032(b)	1,000	976,093
Metropolitan Transportation Authority (Metropolitan Transportation Authority Dedicated Tax Fund) Series 2012-A 5.00%, 11/15/2023	2,555	2,560,113

2022 Annual Report	91

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value

5.00%, 11/15/2026	$6,285	$6,297,358
Series 2016-A 5.00%, 11/15/2025	1,375	1,445,668
Monroe County Industrial Development Corp./NY (Rochester Regional Health Obligated Group) Series 2020 5.00%, 12/01/2030	955	999,901
Monroe County Industrial Development Corp/NY (Academy of Health Sciences Charter School) Series 2022 5.00%, 07/01/2032(a)	370	356,429
New York City Municipal Water Finance Authority Series 2015-G 5.00%, 06/15/2027 (Pre-refunded/ETM)	2,885	3,020,500
New York City Transitional Finance Authority Building Aid Revenue (New York City Transitional Finance Authority Building Aid Revenue State Lease) Series 2017-S 5.00%, 07/15/2032	1,955	2,084,475
Series 2018-S 5.00%, 07/15/2031	1,460	1,578,101
New York City Transitional Finance Authority Future Tax Secured Revenue Series 2014-B 5.00%, 11/01/2026	4,000	4,095,232
Series 2015-C 5.00%, 11/01/2028	2,145	2,218,900
Series 2017 5.00%, 11/01/2026	1,925	2,046,344
Series 2022 4.00%, 02/01/2042	2,920	2,693,843
New York Liberty Development Corp. (One Bryant Park LLC) Series 2019 2.45%, 09/15/2069	2,900	2,570,427
2.625%, 09/15/2069	320	263,618
2.80%, 09/15/2069	4,250	3,487,258
New York Liberty Development Corp. (Port Authority of New York & New Jersey) Series 2021-1 3.00%, 02/15/2042	3,000	2,232,423
New York State Dormitory Authority Series 2012 5.00%, 12/15/2022 (Pre-refunded/ETM)	260	260,988

	Principal Amount (000)	U.S. $ Value

New York State Dormitory Authority Series 2021 1.187%, 03/15/2026 (Pre-refunded/ETM)	$1,000	$892,364
New York State Dormitory Authority (Garnet Health Medical Center Obligated Group) Series 2017 5.00%, 12/01/2024(a)	700	709,541
New York State Dormitory Authority (Northwell Health Obligated Group) Series 2022 4.00%, 05/01/2039	1,000	905,505
4.00%, 05/01/2040	1,000	898,332
New York State Dormitory Authority (Rochester Institute of Technology) Series 2020-A 5.00%, 07/01/2029	1,000	1,089,755
5.00%, 07/01/2031	1,200	1,297,401
5.00%, 07/01/2032	1,040	1,116,708
New York State Dormitory Authority (St. John’s University/NY) Series 2021-A 4.00%, 07/01/2032	1,105	1,065,564
New York State Dormitory Authority (State of New York Pers Income Tax) Series 2012 5.00%, 12/15/2022	1,605	1,611,246
Series 2014-A 5.00%, 02/15/2028	2,035	2,077,797
Series 2014-C 5.00%, 03/15/2029	3,000	3,065,108
New York State Dormitory Authority (Wagner College) Series 2022 5.00%, 07/01/2037	540	523,509
New York State Environmental Facilities Corp. (New York City Municipal Water Finance Authority) Series 2021 5.00%, 06/15/2023	2,680	2,716,572
New York State Environmental Facilities Corp. (State of New York SRF) Series 2021 4.00%, 08/15/2039	1,575	1,484,713
New York State Thruway Authority (New York State Thruway Authority Gen Toll Road) Series 2019-M 2.90%, 01/01/2035	2,000	1,635,842
Series 2021-O 4.00%, 01/01/2038	2,810	2,647,621

92	Sanford C. Bernstein Fund, Inc.

	Principal Amount (000)	U.S. $ Value

New York State Thruway Authority (State of New York Pers Income Tax) Series 2022-A 5.00%, 03/15/2039	$2,750	$2,905,547
New York State Urban Development Corp. 5.00%, 09/15/2029	275	300,766
New York State Urban Development Corp. (State of New York Pers Income Tax) Series 2016-A 5.00%, 03/15/2024	2,635	2,702,324
New York Transportation Development Corp. (American Airlines, Inc.) Series 2016 5.00%, 08/01/2031	455	455,207
Series 2021 3.00%, 08/01/2031	1,000	873,978
New York Transportation Development Corp. (Delta Air Lines, Inc.) Series 2018 5.00%, 01/01/2030	3,065	3,042,507
5.00%, 01/01/2032	1,495	1,464,910
New York Transportation Development Corp. (JFK International Air Terminal LLC) Series 2022 4.00%, 12/01/2042	2,000	1,618,361
Niagara Area Development Corp. (Covanta Holding Corp.) Series 2018-B 3.50%, 11/01/2024(a)	600	584,867
Port Authority of New York & New Jersey Series 2013-178 5.00%, 12/01/2023	2,515	2,554,223
Series 2014 5.00%, 09/01/2023	2,000	2,024,822
5.00%, 09/01/2028	3,615	3,672,456
Series 2015 5.00%, 10/15/2023	1,000	1,013,979
Series 2019 5.00%, 11/01/2031	1,455	1,521,640
Series 2020-2 4.00%, 07/15/2039	1,500	1,336,184
Series 2021-2 4.00%, 07/15/2038	1,365	1,224,153
Sales Tax Asset Receivable Corp. Series 2014-A 5.00%, 10/15/2025 (Pre-refunded/ETM)	3,750	3,881,199

	Principal Amount (000)	U.S. $ Value

Suffolk Tobacco Asset Securitization Corp. Series 2021 4.00%, 06/01/2050	$500	$423,500
Triborough Bridge & Tunnel Authority Series 2021-A 5.00%, 11/01/2025	3,000	3,141,183
Triborough Bridge & Tunnel Authority (Metropolitan Transportation Authority Payroll Mobility Tax Revenue) Series 2021 5.00%, 05/15/2050	2,265	2,367,214
Series 2021-A 2.511%, 05/15/2035	1,500	1,143,093
Series 2022 5.00%, 05/15/2034	500	543,096
5.00%, 05/15/2035	1,000	1,074,687
5.00%, 05/15/2036	1,000	1,070,978
Troy Capital Resource Corp. (Rensselaer Polytechnic Institute) Series 2020 5.00%, 09/01/2031	305	321,206
5.00%, 09/01/2032	415	435,420
5.00%, 09/01/2033	395	412,156
Trust for Cultural Resources of The City of New York (The) (Lincoln Center for the Performing Arts, Inc.) Series 2016-A 5.00%, 12/01/2026	5,575	5,926,090
Utility Debt Securitization Authority Series 2015 5.00%, 12/15/2024	1,500	1,505,538

		155,936,733

Ohio–0.2%
Ohio Air Quality Development Authority (Pratt Paper OH, Inc.) Series 2017 3.75%, 01/15/2028(a)	715	712,011

Pennsylvania–0.4%
Hospitals & Higher Education Facilities Authority of Philadelphia (The) (Temple University Health System Obligated Group) Series 2017 5.00%, 07/01/2024	1,000	1,015,626

Puerto Rico–1.2%
Commonwealth of Puerto Rico Series 2021-A Zero Coupon, 07/01/2024	98	90,507
Zero Coupon, 07/01/2033	414	228,047
4.00%, 07/01/2033	103	90,491

2022 Annual Report	93

Schedule of Investments (continued)

	Principal Amount (000)	U.S. $ Value

4.00%, 07/01/2035	$3	$2,229
4.00%, 07/01/2037	2	1,837
4.00%, 07/01/2041	3	2,375
4.00%, 07/01/2046	3	2,368
5.25%, 07/01/2023	69	69,426
5.375%, 07/01/2025	203	205,196
5.625%, 07/01/2027	508	518,755
5.625%, 07/01/2029	103	105,500
5.75%, 07/01/2031	103	105,069
Series 2022-C 0.00%, 11/01/2043	20	10,078
Puerto Rico Electric Power Authority AGM Series 2007-V 5.25%, 07/01/2031	230	227,816
Puerto Rico Highway & Transportation Authority AGC Series 2005-L 5.25%, 07/01/2041	205	199,317
AGC Series 2007-N 5.25%, 07/01/2034	165	161,521
5.25%, 07/01/2036	215	209,997
Puerto Rico Industrial Tourist Educational Medical & Environmental Control Facilities Financing Auth (AES Puerto Rico LP) Series 2000 6.625%, 06/01/2026	830	857,587
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue Series 2018-A Zero Coupon, 07/01/2024	235	217,121

		3,305,237

South Carolina–1.3%
Patriots Energy Group Financing Agency (Royal Bank of Canada) Series 2018-A 4.00%, 10/01/2048	3,000	3,006,417
South Carolina Public Service Authority Series 2021-B 4.00%, 12/01/2039	500	437,387

		3,443,804

Tennessee–1.4%
Tennessee Energy Acquisition Corp. (Goldman Sachs Group, Inc. (The)) Series 2018 4.00%, 11/01/2049	3,880	3,841,395

Texas–0.0%
City of Houston TX Airport System Revenue (United Airlines, Inc.) Series 2014 5.00%, 07/01/2029	100	98,088

	Principal Amount (000)		U.S. $ Value

Washington–0.3%
Kalispel Tribe of Indians Series 2018-B 5.00%, 01/01/2032(a)		$700	$729,953
Washington State Housing Finance Commission Series 2021-1, Class A 3.50%, 12/20/2035		147	124,863

			854,816

Wisconsin–0.2%
UMA Education, Inc. Series 2019 5.00%, 10/01/2025(a)		165	164,411
5.00%, 10/01/2026(a)		180	178,780
5.00%, 10/01/2027(a)		155	153,250
5.00%, 10/01/2028(a)		105	103,189
5.00%, 10/01/2029(a)		100	97,880

			697,510

Total Long-Term Municipal Bonds (cost $218,620,801)			206,061,318

	Shares

INVESTMENT COMPANIES–16.3%
Funds and Investment Trusts–16.3%(c)
iShares Core MSCI EAFE ETF		368,888	19,429,331
iShares Core MSCI Emerging Markets ETF		209,923	9,022,491
SPDR S&P 500 ETF Trust		36,569	13,061,715
Vanguard Mid-Cap ETF		15,037	2,826,655

Total Investment Companies (cost $45,526,055)			44,340,192

	Principal Amount (000)

GOVERNMENTS—TREASURIES–1.2%
United States–1.2%
U.S. Treasury Notes 2.625%, 02/15/2029(d)(e) (cost $3,714,609)		$3,543	3,265,096

	Notional Amount

OPTIONS PURCHASED—PUTS–1.2%
Options on Equity Indices–1.2%
Euro STOXX 50 Index Expiration: Jul 2023; Contracts: 1,130; Exercise Price: EUR 2,800.00; Counterparty: UBS AG(f)	EUR	3,164,000	157,331

94	Sanford C. Bernstein Fund, Inc.

	Notional Amount		U.S. $ Value

Euro STOXX 50 Index Expiration: Jul 2023; Contracts: 750; Exercise Price: EUR 2,800.00; Counterparty: UBS AG(f)	EUR	2,100,000	$104,424
FTSE 100 Index Expiration: Aug 2023; Contracts: 230; Exercise Price: GBP 6,000.00; Counterparty: UBS AG(f)	GBP	1,380,000	60,995
FTSE 100 Index Expiration: Aug 2023; Contracts: 170; Exercise Price: GBP 6,000.00; Counterparty: UBS AG(f)	GBP	1,020,000	45,083
Nikkei 225 Index Expiration: Sep 2023; Contracts: 10,000; Exercise Price: JPY 22,000.00; Counterparty: UBS AG(f)	JPY	220,000,000	73,309
Nikkei 225 Index Expiration: Sep 2023; Contracts: 13,000; Exercise Price: JPY 22,000.00; Counterparty: UBS AG(f)	JPY	286,000,000	95,302
S&P 500 Index Expiration: Jul 2023; Contracts: 8,600; Exercise Price: USD 3,250.00; Counterparty: UBS AG(f)	USD	27,950,000	1,610,869
S&P 500 Index Expiration: Jul 2023; Contracts: 5,500; Exercise Price: USD 3,250.00; Counterparty: UBS AG(f)	USD	17,875,000	1,030,207

Total Options Purchased—Puts (premiums paid $1,849,282)			3,177,520

Principal Amount (000)		U.S. $ Value

COLLATERALIZED MORTGAGE OBLIGATIONS–0.0%
Risk Share Floating Rate–0.0%
Federal National Mortgage Association Connecticut Avenue Securities Series 2016-C01, Class 1M2 9.834% (LIBOR 1 Month + 6.75%), 08/25/2028(b) (cost $72,843)	$70	$73,446

Shares

SHORT-TERM INVESTMENTS–3.8%
Investment Companies–3.8%
AB Fixed Income Shares, Inc.—Government Money Market Portfolio—Class AB, 2.58%(c)(g)(h) (cost $10,451,865)	10,451,865	10,451,865

Total Investments—98.0% (cost $280,235,455)		267,369,437

Other assets less liabilities—2.0%		5,442,572

Net Assets—100.0%		$272,812,009

FUTURES (see Note 3)
Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)
Purchased Contracts

Euro STOXX 50 Index Futures	47	December 2022	$1,526,967	$(112,318)

FTSE 100 Index Futures	8	December 2022	617,631	(36,965)

Hang Seng Index Futures	12	October 2022	1,315,473	(44,593)

Nikkei 225 (OSE) Futures	5	December 2022	896,151	(42,244)

OMXS 30 Index Futures	135	October 2022	2,226,147	(135,150)

Russell 2000 E-Mini Futures	23	December 2022	1,920,270	(252,913)

S&P 500 E-Mini Futures	121	December 2022	21,789,075	(2,424,062)

U.S. T-Note 2 Yr (CBT) Futures	27	December 2022	5,545,547	(89,759)

U.S. T-Note 10 Yr (CBT) Futures	70	December 2022	7,844,375	(406,422)

U.S. Ultra Bond (CBT) Futures	19	December 2022	2,603,000	(250,808)

2022 Annual Report	95

Schedule of Investments (continued)

Description	Number of Contracts	Expiration Month	Current Notional	Value and Unrealized Appreciation/ (Depreciation)

Sold Contracts

Euro STOXX 50 Index Futures	85	December 2022	$2,761,536	$15,579

FTSE 100 Index Futures	36	December 2022	2,779,338	158,414

MSCI Emerging Markets Futures	119	December 2022	5,185,425	468,706

MSCI Singapore IX ETS Futures	47	October 2022	918,402	4,705

S&P Mid 400 E-Mini Futures	7	December 2022	1,545,740	154,957

S&P/TSX 60 Index Futures	16	December 2022	2,585,297	52,268

SPI 200 Futures	49	December 2022	5,066,572	252,476

TOPIX Index Futures	13	December 2022	1,649,140	2,931

				$(2,685,198)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note 3)
Counterparty	Contracts to Deliver (000)		In Exchange For (000)		Settlement Date	Unrealized Appreciation/ (Depreciation)

Bank of America, NA	USD	1,510	NZD	2,513	11/18/2022	$(103,153)

Bank of America, NA	USD	930	NOK	9,606	12/01/2022	(46,936)

Bank of America, NA	CHF	3,856	USD	3,957	12/07/2022	25,132

Bank of America, NA	CHF	623	USD	632	12/07/2022	(2,920)

Barclays Bank PLC	USD	618	CAD	795	10/27/2022	(42,258)

BNP Paribas SA	AUD	6,684	USD	4,612	10/20/2022	335,564

BNP Paribas SA	CAD	1,165	USD	894	10/27/2022	50,293

BNP Paribas SA	USD	867	CAD	1,191	10/27/2022	(4,690)

BNP Paribas SA	USD	1,989	NZD	3,213	11/18/2022	(190,071)

Citibank, NA	USD	2,961	CAD	3,901	10/27/2022	(137,384)

Citibank, NA	GBP	2,792	USD	3,223	11/17/2022	103,376

Citibank, NA	USD	857	GBP	800	11/17/2022	36,995

Citibank, NA	SEK	21,737	USD	1,979	12/01/2022	14,488

Credit Suisse International	USD	483	CAD	632	10/27/2022	(25,635)

Deutsche Bank AG	CAD	2,873	USD	2,247	10/27/2022	167,630

HSBC Bank USA	USD	3,161	CAD	4,061	10/27/2022	(220,896)

HSBC Bank USA	USD	1,961	JPY	282,098	12/02/2022	(638)

JPMorgan Chase Bank, NA	USD	1,571	AUD	2,326	10/20/2022	(82,715)

JPMorgan Chase Bank, NA	CAD	1,263	USD	982	10/27/2022	67,469

JPMorgan Chase Bank, NA	USD	2,581	JPY	369,900	12/02/2022	(9,558)

JPMorgan Chase Bank, NA	EUR	10,365	USD	10,138	12/08/2022	(68,118)

Morgan Stanley & Co., Inc.	USD	5,958	AUD	8,578	10/20/2022	(469,671)

Morgan Stanley & Co., Inc.	USD	3,467	CAD	4,541	10/27/2022	(179,465)

Morgan Stanley & Co., Inc.	GBP	3,350	USD	3,911	11/17/2022	167,842

Morgan Stanley & Co., Inc.	USD	1,082	GBP	945	11/17/2022	(25,811)

Morgan Stanley & Co., Inc.	USD	744	NZD	1,320	11/18/2022	(4,828)

Morgan Stanley & Co., Inc.	USD	652	JPY	92,583	12/02/2022	(8,243)

Morgan Stanley & Co., Inc.	CHF	493	USD	504	12/07/2022	1,406

State Street Bank & Trust Co.	CAD	484	USD	377	10/27/2022	26,163

State Street Bank & Trust Co.	USD	1,187	CAD	1,541	10/27/2022	(70,970)

UBS AG	GBP	784	USD	928	11/17/2022	52,094

						$(645,508)

96	Sanford C. Bernstein Fund, Inc.

CENTRALLY CLEARED INFLATION (CPI) SWAPS (see Note 3)
			Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid (Received)	Unrealized Appreciation/ (Depreciation)
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund

USD	1,060	01/15/2025	2.565%	CPI#	Maturity	$91,377	$—	$91,377
USD	530	01/15/2025	2.585%	CPI#	Maturity	45,271	—	45,271
USD	530	01/15/2025	2.613%	CPI#	Maturity	44,698	—	44,698
USD	2,740	01/15/2026	CPI#	3.720%	Maturity	(74,660)	—	(74,660)
USD	1,610	01/15/2027	CPI#	3.466%	Maturity	(46,437)	(1,881)	(44,556)
USD	1,600	01/15/2027	CPI#	3.320%	Maturity	(60,231)	—	(60,231)
USD	4,950	01/15/2028	1.230%	CPI#	Maturity	825,958	—	825,958
USD	3,410	01/15/2028	0.735%	CPI#	Maturity	687,930	—	687,930
USD	6,440	01/15/2029	CPI#	3.290%	Maturity	(129,007)	—	(129,007)
USD	1,290	01/15/2029	CPI#	3.735%	Maturity	20,721	—	20,721
USD	1,125	01/15/2030	1.572%	CPI#	Maturity	172,279	—	172,279
USD	1,125	01/15/2030	1.587%	CPI#	Maturity	170,781	—	170,781
USD	180	01/15/2030	1.714%	CPI#	Maturity	25,283	—	25,283
USD	180	01/15/2030	1.731%	CPI#	Maturity	25,008	—	25,008
USD	1,000	01/15/2031	2.782%	CPI#	Maturity	50,478	—	50,478
USD	880	01/15/2031	2.680%	CPI#	Maturity	52,962	—	52,962
USD	770	01/15/2031	2.989%	CPI#	Maturity	23,532	—	23,532
USD	860	04/15/2032	CPI#	2.909%	Maturity	(24,339)	—	(24,339)
USD	750	04/15/2032	CPI#	2.748%	Maturity	(33,822)	—	(33,822)
USD	450	04/15/2032	CPI#	2.722%	Maturity	(21,526)	—	(21,526)

						$1,846,256	$(1,881)	$1,848,137

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

CENTRALLY CLEARED INTEREST RATE SWAPS (see Note 3)
			Rate Type		Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)
Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund
USD	2,850	04/15/2032	2.777%	1 Day SOFR	Annual	$159,092	$—	$159,092

CREDIT DEFAULT SWAPS (see Note 3)
Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)

Sale Contracts
Citigroup Global Markets, Inc.
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	22	$(4,829)	$(2,012)	$(2,817)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	71	(15,938)	(8,567)	(7,371)
Credit Suisse International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	5	(1,126)	(587)	(539)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	12	(2,737)	(1,151)	(1,586)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	144	(32,358)	(16,756)	(15,602)

2022 Annual Report	97

Schedule of Investments (continued)

Swap Counterparty & Referenced Obligation	Fixed Rate (Pay) Receive	Payment Frequency	Implied Credit Spread at September 30, 2022	Notional Amount (000)		Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)

CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00%	Monthly	7.50%	USD	147	$(33,002)	$(13,894)	$(19,108)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	223	(49,905)	(20,470)	(29,435)
Goldman Sachs International
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	27	(6,117)	(3,274)	(2,843)
CDX-CMBX.NA.BBB- Series 6, 05/11/2063*	3.00	Monthly	7.50	USD	192	(43,144)	(17,177)	(25,967)

						$(189,156)	$(83,888)	$(105,268)

* Termination date

INFLATION (CPI) SWAPS (see Note 3)
				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)

Barclays Bank PLC	USD	4,000	10/23/2026	2.310%	CPI#	Maturity	$206,823	$—	$206,823

Barclays Bank PLC	USD	1,000	10/23/2029	2.388%	CPI#	Maturity	38,778	—	38,778

Barclays Bank PLC	USD	3,000	12/04/2032	2.233%	CPI#	Maturity	284,247	—	284,247

Citibank, NA	USD	7,000	11/04/2023	1.900%	CPI#	Maturity	804,481	—	804,481

Citibank, NA	USD	3,500	07/20/2027	2.104%	CPI#	Maturity	384,308	—	384,308

Deutsche Bank AG	USD	4,000	09/04/2025	1.818%	CPI#	Maturity	496,692	—	496,692

JPMorgan Chase Bank, NA	USD	2,500	03/02/2024	2.175%	CPI#	Maturity	230,083	—	230,083

JPMorgan Chase Bank, NA	USD	7,000	07/20/2024	1.995%	CPI#	Maturity	771,931	—	771,931

JPMorgan Chase Bank, NA	USD	3,000	11/04/2026	2.015%	CPI#	Maturity	356,680	—	356,680

JPMorgan Chase Bank, NA	USD	5,000	12/27/2028	2.009%	CPI#	Maturity	559,790	—	559,790

Morgan Stanley Capital Services LLC	USD	1,800	07/20/2032	2.158%	CPI#	Maturity	195,027	—	195,027

							$4,328,840	$—	$4,328,840

# Variable interest rate based on the rate of inflation as determined by the Consumer Price Index (CPI).

INTEREST RATE SWAPS (see Note 3)
				Rate Type
Swap Counterparty	Notional Amount (000)		Termination Date	Payments made by the Fund	Payments received by the Fund	Payment Frequency Paid/ Received	Market Value	Upfront Premiums Paid/ (Received)	Unrealized Appreciation/ (Depreciation)

Citibank, NA	USD	2,840	10/09/2029	1.125%	SIFMA*	Quarterly	$326,366	$—	$326,366

* Variable interest rate based on the Securities Industry & Financial Markets Association (SIFMA) Municipal Swap Index.

98	Sanford C. Bernstein Fund, Inc.

TOTAL RETURN SWAPS (see Note 3)
Counterparty & Referenced Obligation	Rate Paid/ Received	Payment Frequency	Current Notional (000)		Maturity Date	Unrealized Appreciation/ (Depreciation)
Receive Total Return on Reference Obligation

Morgan Stanley Capital Services LLC
Swiss Market Index Futures	0.00%	Maturity	CHF	513	12/16/2022	$(27,431)
Swiss Market Index Futures	0.00%	Maturity	CHF	410	12/16/2022	(30,823)

						$(58,254)

(a)	Security is exempt from registration under Rule 144A or Regulation S of the Securities Act of 1933. These securities are considered restricted, but liquid and may be resold in transactions exempt from registration. At September 30, 2022, the aggregate market value of these securities amounted to $6,376,827 or 2.3% of net assets.
(b)	Floating Rate Security. Stated interest/floor/ceiling rate was in effect at September 30, 2022.
(c)	To obtain a copy of the fund’s shareholder report, please go to the Securities and Exchange Commission’s website at www.sec.gov, or call AB at (800) 227-4618.
(d)	Position, or a portion thereof, has been segregated to collateralize OTC derivatives outstanding.
(e)	Position, or a portion thereof, has been segregated to collateralize margin requirements for open futures contracts.
(f)	Non-income producing security.
(g)	Affiliated investments.
(h)	The rate shown represents the 7-day yield as of period end.

As of September 30, 2022, the Portfolio’s percentages of investments in municipal bonds that are insured and in insured municipal bonds that have been pre-refunded or escrowed to maturity are 4.7% and 0.0%, respectively.

Currency Abbreviations:

AUD—Australian Dollar

CAD—Canadian Dollar

CHF—Swiss Franc

EUR—Euro

GBP—Great British Pound

JPY—Japanese Yen

NOK—Norwegian Krone

NZD—New Zealand Dollar

SEK—Swedish Krona

USD—United States Dollar

Glossary:

AGC—Assured Guaranty Corporation

AGM—Assured Guaranty Municipal

CBT—Chicago Board of Trade

CDX-CMBX.NA—North American Commercial Mortgage-Backed Index

CPI—Consumer Price Index

EAFE—Europe, Australia, and Far East

ETF—Exchange Traded Fund

ETM—Escrowed to Maturity

ETS—Emission Trading Scheme

FTSE—Financial Times Stock Exchange

LIBOR—London Interbank Offered Rate

MSCI—Morgan Stanley Capital International

OMXS—Stockholm Stock Exchange

OSE—Osaka Securities Exchange

SOFR—Secured Overnight Financing Rate

SPDR—Standard & Poor’s Depository Receipt

SPI—Share Price Index

SRF—State Revolving Fund

TOPIX—Tokyo Price Index

TSX—Toronto Stock Exchange

See notes to financial statements.

2022 Annual Report	99

Statement of Assets and Liabilities—September 30, 2022

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO

ASSETS

Investments in securities at value

Unaffiliated issuers	$707,479,207	$1,544,188,718	$804,557,697

Affiliated issuers	676,385,773	1,393,950,760	129,170,021

Foreign currencies, at value (a)	12,977,131	26,513,602	854,602

Cash	0	14,687,717	710,633

Cash collateral due from broker	924,012	2,195,975	4,370,503

Receivables:

Unaffiliated interest and dividends	298,046	685,854	4,208,744

Affiliated dividends	287,526	547,617	228,818

Foreign withholding tax reclaims	245,814	534,017	3,133

Investment securities sold and foreign currency transactions	643,067	328,109	11,711,724

Capital shares sold	264,992	284,833	125,145

Variation margin on futures	3,234,027	5,436,393	0

Variation margin on centrally cleared swaps	3,552	7,550	0

Unrealized appreciation of forward currency exchange contracts	16,473,312	35,621,801	12,766,573

Unrealized appreciation of total return swaps	0	0	392,678

Total assets	1,419,216,459	3,024,982,946	969,100,271

LIABILITIES

Due to custodian	33,128	0	0

Cash collateral due to broker	41,600,000	90,000,000	11,967,471

Payables:

Investment securities purchased	947,413	1,586,401	36,961,760

Capital shares redeemed	1,262,476	5,070,285	954,752

Management fee	691,266	1,466,791	475,206

Variation margin on futures	0	0	1,504,336

Shareholder servicing fee	195,287	390,168	97,117

Variation margin on centrally cleared swaps	0	0	84,546

Transfer Agent fee	8,722	13,032	9,277

Foreign capital gains taxes	0	0	23,942

Directors’ fees payable	169	511	0

Terminated total return swaps	244,209	545,040	317,959

Accrued expenses	262,685	275,210	319,729

Unrealized depreciation of forward currency exchange contracts	22,919,877	49,182,623	13,928,799

Unrealized depreciation of total return swaps	661,368	1,342,461	658,006

Market value on credit default swaps (b)	0	0	976,198

Total liabilities	68,826,600	149,872,522	68,279,098

NET ASSETS	$1,350,389,859	$2,875,110,424	$900,821,173

Cost of investments

Unaffiliated issuers	$523,186,801	$1,006,426,279	$912,429,591

Affiliated issuers	706,726,620	1,460,322,592	131,541,034

NET ASSETS CONSIST OF:

Capital stock, at par	$119,491	$236,465	$104,432

Additional paid-in capital	1,218,717,946	2,487,898,404	1,087,780,481

Distributable earnings (accumulated loss)	131,552,422	386,975,555	(187,063,740)

	$1,350,389,859	$2,875,110,424	$900,821,173

(a) Cost: $12,956,941, $26,452,427 and $879,199, respectively. (Note 1)

(b) Net premiums received of $0, $0 and $397,079, respectively.

See Notes to Financial Statements.

100	Sanford C. Bernstein Fund, Inc.

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO

NET ASSET VALUE PER SHARE

Class 1 Shares

Net Assets	$1,121,709,916	$2,232,773,688	$750,137,434

Shares of capital stock outstanding	99,294,472	183,760,843	87,014,236

Net asset value, offering and redemption price per share	$11.30	$12.15	$8.62

Class 2 Shares

Net Assets	$228,679,943	$642,336,736	$150,683,739

Shares of capital stock outstanding	20,196,995	52,704,543	17,417,652

Net asset value, offering and redemption price per share	$11.32	$12.19	$8.65

See Notes to Financial Statements.

2022 Annual Report	101

Statement of Assets and Liabilities—September 30, 2022 (continued)

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO

ASSETS

Investments in securities at value

Unaffiliated issuers	$1,299,498,694	$344,576,556	$256,917,572

Affiliated issuers	7,141,247	17,560,057	10,451,865

Foreign currencies, at value (a)	3,033,424	1,003,996	712,289

Cash	0	22,776	0

Cash collateral due from broker	2,729,175	678,438	267,393

Receivables:

Unaffiliated interest and dividends	13,904,722	3,892,020	2,802,900

Affiliated dividends	49,228	9,360	16,425

Investment securities sold	884,210	1,191,363	3,063,994

Capital shares sold	1,652,251	43,580	15,995

Variation margin on futures	8,300,869	3,385,208	1,206,223

Variation margin on centrally cleared swaps	13,344	50,715	2,399

Unrealized appreciation of inflation swaps	17,353,492	5,059,141	4,328,840

Unrealized appreciation of forward currency exchange contracts	5,155,105	1,611,333	1,048,452

Unrealized appreciation of interest rate swaps	1,433,021	438,410	326,366

Unrealized appreciation of total return swaps	0	39,244	0

Total assets	1,361,148,782	379,562,197	281,160,713

LIABILITIES

Due to custodian	31,261	0	18,393

Cash collateral due to broker	24,360,000	9,180,000	5,300,000

Payables:

Investment securities purchased	12,140	2,142	301,399

Capital shares redeemed	15,251,030	136,423	410,238

Management fee	737,099	210,347	150,207

Shareholder servicing fee	120,183	31,040	29,431

Transfer Agent fee	7,717	3,247	3,233

Directors’ fees payable	3	0	67

Terminated total return swaps	159,785	27,801	9,267

Accrued expenses	239,164	189,322	185,099

Unrealized depreciation of forward currency exchange contracts	8,349,562	2,398,213	1,693,960

Market value on credit default swaps (b)	646,351	234,231	189,156

Unrealized depreciation of total return swaps	254,337	69,227	58,254

Total liabilities	50,168,632	12,481,993	8,348,704

NET ASSETS	$1,310,980,150	$367,080,204	$272,812,009

Cost of investments

Unaffiliated issuers	$1,314,383,845	$349,044,759	$269,783,590

Affiliated issuers	7,141,247	17,560,057	10,451,865

NET ASSETS CONSIST OF:

Capital stock, at par	$130,431	$37,073	$27,528

Additional paid-in capital	1,361,631,983	386,655,975	283,278,148

Accumulated loss	(50,782,264)	(19,612,844)	(10,493,667)

	$1,310,980,150	$367,080,204	$272,812,009

(a) Cost: $3,044,572, $1,008,220 and $709,115, respectively. (Note 1)

(b) Net premiums received of $294,467, $103,932 and $83,888, respectively.

See Notes to Financial Statements.

102	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO

NET ASSET VALUE PER SHARE

Class 1 Shares

Net Assets	$932,107,397	$240,668,573	$230,496,038

Shares of capital stock outstanding	92,808,119	24,325,068	23,267,675

Net asset value, offering and redemption price per share	$10.04	$9.89	$9.91

Class 2 Shares

Net Assets	$378,872,753	$126,411,631	$42,315,971

Shares of capital stock outstanding	37,622,946	12,747,841	4,260,426

Net asset value, offering and redemption price per share	$10.07	$9.92	$9.93

See Notes to Financial Statements.

2022 Annual Report	103

Statement of Operations—for the year ended September 30, 2022

	OVERLAY A PORTFOLIO	TAX-AWARE OVERLAY A PORTFOLIO	OVERLAY B PORTFOLIO

INVESTMENT INCOME

Income:

Interest (net of foreign taxes withheld of $0, $0 and $10,124, respectively)	$0	$0	$31,898,992

Dividends

Unaffiliated issuers (net of foreign withholding taxes of $132,506, $280,841 and $0, respectively)	10,789,958	22,902,879	0

Affiliated issuers	32,081,495	64,722,627	5,816,430

Total income	42,871,453	87,625,506	37,715,422

Expenses:

Management fee (see Note 2A)	15,496,552	33,303,722	7,086,130

Shareholder servicing fee (see Note 2B)	2,860,595	5,760,920	1,362,398

Custody and accounting fees	151,757	218,286	207,485

Transfer Agent fee—Class 1	56,070	77,665	58,178

Transfer Agent fee—Class 2	11,434	23,022	11,659

Auditing and tax fees	124,301	111,085	132,877

Directors’ fees and expenses	74,941	162,435	47,183

Legal fees	52,910	123,583	36,012

Registration fees	40,759	42,798	37,376

Printing fees	17,230	11,257	9,011

Miscellaneous	57,862	112,162	48,346

Total expenses before interest expense	18,944,411	39,946,935	9,036,655

Interest expense	400,037	837,870	0

Total expenses	19,344,448	40,784,805	9,036,655

Less: expenses waived and reimbursed by the Adviser (see Note 2A and 2D)	(5,714,584)	(12,125,204)	(456,868)

Net expenses	13,629,864	28,659,601	8,579,787

Net investment income	29,241,589	58,965,905	29,135,635

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain (loss) on:

Investment transactions (a)	53,554,547	85,610,288	(24,277,160)

Affiliated Underlying Portfolios	7,546,388	9,860,058	946,556

Forward currency exchange contracts	(2,936,942)	(7,042,288)	4,486,733

Futures	(99,843,462)	(233,776,853)	(59,367,427)

Options written	772,717	1,606,225	182,372

Swaps	1,482,773	3,370,703	(1,650,158)

Foreign currency transactions	(1,198,390)	(695,568)	(1,775,503)

Net realized gain distributions from Affiliated Underlying Portfolios	22,678,526	46,804,986	0

Net realized loss on investment and foreign currency transactions	(17,943,843)	(94,262,449)	(81,454,587)

Net change in unrealized appreciation/depreciation of:

Investments (b)	(189,897,526)	(380,829,956)	(127,101,479)

Affiliated Underlying Portfolios	(221,401,028)	(466,103,407)	(8,044,869)

Forward currency exchange contracts	(7,323,027)	(14,929,821)	(2,952,550)

Futures	33,161,216	87,225,515	(1,753,757)

Options written	(198,480)	(415,708)	(46,844)

Swaps	(417,408)	(806,499)	12,368,527

Foreign currency denominated assets and liabilities	109,989	227,533	(205,522)

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(385,966,264)	(775,632,343)	(127,736,494)

Net realized and unrealized loss on investment and foreign currency transactions	(403,910,107)	(869,894,792)	(209,191,081)

Net decrease in net assets resulting from operations	$(374,668,518)	$(810,928,887)	$(180,055,446)

(a) Net of foreign realized capital gains taxes of $0, $0 and $1,726, respectively.

(b) Net of increase in accrued foreign capital gains taxes on unrealized gains of $0, $0 and $2,562, respectively.

See Notes to Financial Statements.

104	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY B PORTFOLIO	TAX-AWARE OVERLAY C PORTFOLIO	TAX-AWARE OVERLAY N PORTFOLIO

INVESTMENT INCOME

Income:

Interest	$28,723,517	$8,096,846	$6,264,214

Dividends

Unaffiliated issuers	10,154,242	2,929,463	2,114,003

Affiliated issuers	219,264	102,283	34,899

Total income	39,097,023	11,128,592	8,413,116

Expenses:

Management fee (see Note 2A)	10,339,987	2,974,133	2,225,287

Shareholder servicing fee (see Note 2B)	1,667,879	440,164	423,869

Custody and accounting fees	147,531	83,843	78,205

Transfer Agent fee—Class 1	40,168	14,279	18,020

Transfer Agent fee—Class 2	17,287	7,985	3,798

Auditing and tax fees	110,063	109,838	110,061

Registration fees	37,599	34,108	33,676

Directors’ fees and expenses	68,576	19,749	14,840

Legal fees	49,750	14,280	11,842

Printing fees	11,800	14,940	14,308

Miscellaneous	59,398	39,937	33,064

Total expenses	12,550,038	3,753,256	2,966,970

Less: expenses waived and reimbursed by the Adviser (see Note 2A and 2D)	(70,569)	(21,415)	(12,187)

Net expenses	12,479,469	3,731,841	2,954,783

Net investment income	26,617,554	7,396,751	5,458,333

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT AND FOREIGN CURRENCY TRANSACTIONS

Net realized gain (loss) on:

Investment transactions	25,075,406	8,373,105	16,704,613

Affiliated Underlying Portfolios	(1,088,733)	(310,223)	(233,660)

Forward currency exchange contracts	(772,858)	(210,001)	(227,601)

Futures	(28,161,798)	(8,221,994)	(6,815,790)

Options written	256,671	77,002	56,738

Swaps	2,806,533	1,183,467	646,943

Foreign currency transactions	(88,995)	(53,322)	(45,350)

Net realized gain (loss) on investment and foreign currency transactions	(1,973,774)	838,034	10,085,893

Net change in unrealized appreciation/depreciation of:

Investments	(239,571,826)	(67,313,285)	(61,146,128)

Forward currency exchange contracts	(3,785,604)	(859,361)	(702,079)

Futures	3,710,049	(113,067)	(891,251)

Options written	(65,928)	(19,779)	(14,684)

Swaps	7,655,514	1,115,059	2,355,993

Foreign currency denominated assets and liabilities	58,437	10,882	10,600

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(231,999,358)	(67,179,551)	(60,387,549)

Net realized and unrealized loss on investment and foreign currency transactions	(233,973,132)	(66,341,517)	(50,301,656)

Net decrease in net assets resulting from operations	$(207,355,578)	$(58,944,766)	$(44,843,323)

See Notes to Financial Statements.

2022 Annual Report	105

Statement of Changes in Net Assets

	OVERLAY A PORTFOLIO		TAX-AWARE OVERLAY A PORTFOLIO

	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$29,241,589	$9,799,425	$58,965,905	$21,734,170

Net realized gain (loss) on investment and foreign currency transactions	(17,943,843)	201,876,461	(94,262,449)	389,979,919

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(385,966,264)	226,524,258	(775,632,343)	469,232,799

Net increase (decrease) in net assets resulting from operations	(374,668,518)	438,200,144	(810,928,887)	880,946,888

Distributions to shareholders (a)	(207,352,448)	(17,001,108)	(394,503,020)	(36,651,761)

Capital-share transactions

Net proceeds from sales of shares	119,384,193	154,481,040	179,133,723	192,650,439

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	198,473,085	15,070,832	370,050,729	27,249,489

Total proceeds from shares sold	317,857,278	169,551,872	549,184,452	219,899,928

Cost of shares redeemed	(302,212,406)	(448,991,029)	(556,152,201)	(536,113,150)

Net increase (decrease) in net assets from capital-share transactions	15,644,872	(279,439,157)	(6,967,749)	(316,213,222)

Net increase (decrease) in net assets	(566,376,094)	141,759,879	(1,212,399,656)	528,081,905

NET ASSETS:

Beginning of period	1,916,765,953	1,775,006,074	4,087,510,080	3,559,428,175

End of period	$1,350,389,859	$1,916,765,953	$2,875,110,424	$4,087,510,080

(a) See page 109 for share class information on dividend distributions for the Overlay A and Tax-Aware Overlay A Portfolios.

See Notes to Financial Statements.

106	Sanford C. Bernstein Fund, Inc.

	OVERLAY B PORTFOLIO		TAX-AWARE OVERLAY B PORTFOLIO

	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$29,135,635	$22,096,128	$26,617,554	$25,707,435

Net realized gain (loss) on investment and foreign currency transactions	(81,454,587)	144,311,224	(1,973,774)	87,627,990

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(127,736,494)	(32,128,442)	(231,999,358)	84,199,150

Net increase (decrease) in net assets resulting from operations	(180,055,446)	134,278,910	(207,355,578)	197,534,575

Distributions to shareholders (a)	(165,424,767)	(31,639,760)	(116,715,476)	(39,933,382)

Capital-share transactions

Net proceeds from sales of shares	80,744,870	104,405,883	87,883,986	100,538,157

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	153,087,964	27,251,385	105,964,711	29,470,081

Total proceeds from shares sold	233,832,834	131,657,268	193,848,697	130,008,238

Cost of shares redeemed	(181,956,584)	(234,486,549)	(277,063,943)	(231,922,066)

Net increase (decrease) in net assets from capital-share transactions	51,876,250	(102,829,281)	(83,215,246)	(101,913,828)

Net increase (decrease) in net assets	(293,603,963)	(190,131)	(407,286,300)	55,687,365

NET ASSETS:

Beginning of period	1,194,425,136	1,194,615,267	1,718,266,450	1,662,579,085

End of period	$900,821,173	$1,194,425,136	$1,310,980,150	$1,718,266,450

(a) See page 109 for share class information on dividend distributions for the Overlay B and Tax-Aware Overlay B Portfolios.

See Notes to Financial Statements.

2022 Annual Report	107

Statement of Changes in Net Assets (continued)

	TAX-AWARE OVERLAY C PORTFOLIO		TAX-AWARE OVERLAY N PORTFOLIO

	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21

INCREASE (DECREASE) IN NET ASSETS FROM

Operations:

Net investment income	$7,396,751	$7,029,390	$5,458,333	$5,105,087

Net realized gain on investment and foreign currency transactions	838,034	35,546,480	10,085,893	23,555,640

Net change in unrealized appreciation/depreciation of investments and foreign currency denominated assets and liabilities	(67,179,551)	14,407,299	(60,387,549)	17,696,414

Net increase (decrease) in net assets resulting from operations	(58,944,766)	56,983,169	(44,843,323)	46,357,141

Distributions to shareholders (a)	(38,805,221)	(11,727,730)	(23,991,831)	(8,250,017)

Capital-share transactions

Net proceeds from sales of shares	25,287,046	23,111,334	15,718,881	14,948,702

Net proceeds from sales of shares issued to shareholders on reinvestment of dividends and distributions	35,406,411	8,192,214	22,169,742	6,209,530

Total proceeds from shares sold	60,693,457	31,303,548	37,888,623	21,158,232

Cost of shares redeemed	(97,298,985)	(86,704,857)	(74,561,335)	(55,404,943)

Net decrease in net assets from capital-share transactions	(36,605,528)	(55,401,309)	(36,672,712)	(34,246,711)

Net increase (decrease) in net assets	(134,355,515)	(10,145,870)	(105,507,866)	3,860,413

NET ASSETS:

Beginning of period	501,435,719	511,581,589	378,319,875	374,459,462

End of period	$367,080,204	$501,435,719	$272,812,009	$378,319,875

(a) See page 109 for share class information on dividend distributions for the Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios.

See Notes to Financial Statements.

108	Sanford C. Bernstein Fund, Inc.

	OVERLAY A PORTFOLIO		TAX-AWARE OVERLAY A PORTFOLIO

	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21

Distributions to shareholders:

Class 1	$(172,626,965)	$(13,630,356)	$(302,970,210)	$(26,615,553)

Class 2	(34,725,483)	(3,370,752)	(91,532,810)	(10,036,208)

	$(207,352,448)	$(17,001,108)	$(394,503,020)	$(36,651,761)

	OVERLAY B PORTFOLIO		TAX-AWARE OVERLAY B PORTFOLIO

	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21

Distributions to shareholders:

Class 1	$(138,511,977)	$(26,263,774)	$(80,780,738)	$(26,878,303)

Class 2	(26,912,790)	(5,375,986)	(35,934,738)	(13,055,079)

	$(165,424,767)	$(31,639,760)	$(116,715,476)	$(39,933,382)

	TAX-AWARE OVERLAY C PORTFOLIO		TAX-AWARE OVERLAY N PORTFOLIO

	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21

Distributions to shareholders:

Class 1	$(24,700,468)	$(7,015,375)	$(19,695,922)	$(6,618,995)

Class 2	(14,104,753)	(4,712,355)	(4,295,909)	(1,631,022)

	$(38,805,221)	$(11,727,730)	$(23,991,831)	$(8,250,017)

See Notes to Financial Statements.

2022 Annual Report	109

Financial Highlights

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	OVERLAY A PORTFOLIO

	CLASS 1
	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

Net asset value, beginning of period	$16.01	$12.81	$13.05	$13.69	$13.18

Income from investment operations:

Investment income, net (a)(b)	0.23	0.07	0.13	0.14	0.12

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.17)	3.25	(0.19)	(0.37)	0.57

Contributions from affiliates	0	0	0	0.00 (c)	0

Total from investment operations	(2.94)	3.32	(0.06)	(0.23)	0.69

Less dividends and distributions:

Dividends from net investment income	(0.34)	(0.12)	(0.15)	(0.13)	(0.18)

Distributions from net realized gain on investment transactions	(1.43)	0	(0.03)	(0.28)	0

Total dividends and distributions	(1.77)	(0.12)	(0.18)	(0.41)	(0.18)

Net asset value, end of period	$11.30	$16.01	$12.81	$13.05	$13.69

Total return (d)(e)	(21.17)%	26.16%	(0.45)%	(1.46)%	5.21%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$1,121,710	$1,596,442	$1,465,081	$1,653,447	$1,811,002

Average net assets (000 omitted)	$1,430,298	$1,606,920	$1,539,035	$1,663,944	$1,829,185

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (f)(g)	0.83%	0.80%	0.81%	0.80%	0.78%

Expenses, before waivers/reimbursements (f)(g)	1.16%	1.15%	1.15%	1.14%	1.13%

Net investment income (b)	1.67%	0.47%	1.02%	1.11%	0.88%

Portfolio turnover rate	24%	21%	22%	21%	39%

See Footnote Summary on page 122.

See Notes to Financial Statements.

110	Sanford C. Bernstein Fund, Inc.

	OVERLAY A PORTFOLIO

	CLASS 2
	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

Net asset value, beginning of period	$16.05	$12.84	$13.07	$13.72	$13.22

Income from investment operations:

Investment income, net (a)(b)	0.25	0.10	0.15	0.18	0.15

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.18)	3.26	(0.17)	(0.39)	0.56

Contributions from affiliates	0	0	0	0.00 (c)	0

Total from investment operations	(2.93)	3.36	(0.02)	(0.21)	0.71

Less dividends and distributions:

Dividends from net investment income	(0.37)	(0.15)	(0.18)	(0.16)	(0.21)

Distributions from net realized gain on investment transactions	(1.43)	0	(0.03)	(0.28)	0

Total dividends and distributions	(1.80)	(0.15)	(0.21)	(0.44)	(0.21)

Net asset value, end of period	$11.32	$16.05	$12.84	$13.07	$13.72

Total return (d)(e)	(21.02)%	26.34%	(0.25)%	(1.23)%	5.37%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$228,680	$320,324	$309,925	$330,953	$427,346

Average net assets (000 omitted)	$291,541	$323,834	$319,363	$367,721	$420,846

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (f)(g)	0.63%	0.59%	0.61%	0.60%	0.58%

Expenses, before waivers/reimbursements (f)(g)	0.96%	0.95%	0.95%	0.94%	0.93%

Net investment income (b)	1.81%	0.69%	1.17%	1.37%	1.09%

Portfolio turnover rate	24%	21%	22%	21%	39%

See Footnote Summary on page 122.

See Notes to Financial Statements.

2022 Annual Report	111

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY A PORTFOLIO

	CLASS 1
	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20		YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

Net asset value, beginning of period	$16.98	$13.65	$13.78		$14.29	$13.95

Income from investment operations:

Investment income, net (a)(b)	0.23	0.08	0.13		0.15	0.13

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.41)	3.39	(0.08)		(0.37)	0.55

Total from investment operations	(3.18)	3.47	0.05		(0.22)	0.68

Less dividends and distributions:

Dividends from net investment income	(0.23)	(0.14)	(0.18)		(0.12)	(0.30)

Distributions from net realized gain on investment transactions	(1.42)	0	(0.00	) (c)	(0.17)	(0.04)

Total dividends and distributions	(1.65)	(0.14)	(0.18)		(0.29)	(0.34)

Net asset value, end of period	$12.15	$16.98	$13.65		$13.78	$14.29

Total return (d)(e)	(21.15)%	25.54%	0.29%		(1.28)%	4.85% (h)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$2,232,773	$3,144,804	$2,712,320		$3,143,494	$3,464,533

Average net assets (000 omitted)	$2,880,460	$3,057,954	$2,913,890		$3,181,790	$3,513,988

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (f)(g)	0.81%	0.77%	0.80%		0.80%	0.77%

Expenses, before waivers/reimbursements (f)(g)	1.14%	1.12%	1.13%		1.13%	1.12%

Net investment income (b)	1.53%	0.49%	0.99%		1.09%	0.89%

Portfolio turnover rate	25%	20%	22%		20%	42%

See Footnote Summary on page 122.

See Notes to Financial Statements.

112	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY A PORTFOLIO

	CLASS 2
	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20		YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

Net asset value, beginning of period	$17.03	$13.69	$13.82		$14.33	$14.00

Income from investment operations:

Investment income, net (a)(b)	0.26	0.11	0.16		0.17	0.16

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(3.42)	3.40	(0.08)		(0.36)	0.54

Total from investment operations	(3.16)	3.51	0.08		(0.19)	0.70

Less dividends and distributions:

Dividends from net investment income	(0.26)	(0.17)	(0.21)		(0.15)	(0.33)

Distributions from net realized gain on investment transactions	(1.42)	0	(0.00	) (c)	(0.17)	(0.04)

Total dividends and distributions	(1.68)	(0.17)	(0.21)		(0.32)	(0.37)

Net asset value, end of period	$12.19	$17.03	$13.69		$13.82	$14.33

Total return (d)(e)	(20.98)%	25.78%	0.56%		(1.12)%	5.01% (h)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$642,337	$942,706	$847,108		$1,041,177	$1,119,490

Average net assets (000 omitted)	$854,251	$937,234	$935,278		$1,048,726	$1,114,328

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (f)(g)	0.61%	0.57%	0.60%		0.60%	0.57%

Expenses, before waivers/reimbursements (f)(g)	0.94%	0.92%	0.93%		0.93%	0.92%

Net investment income (b)	1.73%	0.71%	1.21%		1.28%	1.09%

Portfolio turnover rate	25%	20%	22%		20%	42%

See Footnote Summary on page 122.

See Notes to Financial Statements.

2022 Annual Report	113

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	OVERLAY B PORTFOLIO

	CLASS 1
	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

Net asset value, beginning of period	$11.92	$10.96	$10.94	$10.96	$11.00

Income from investment operations:

Investment income, net (a)(b)	0.27	0.21	0.16	0.21	0.20

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.90)	1.05	0.22	0.17	0.01

Contributions from affiliates	0	0	0	0.00 (c)	0.00 (c)

Total from investment operations	(1.63)	1.26	0.38	0.38	0.21

Less dividends and distributions:

Dividends from net investment income	(0.40)	(0.25)	(0.32)	(0.26)	(0.23)

Distributions from net realized gain on investment transactions	(1.27)	(0.05)	(0.04)	(0.14)	(0.02)

Total dividends and distributions	(1.67)	(0.30)	(0.36)	(0.40)	(0.25)

Net asset value, end of period	$8.62	$11.92	$10.96	$10.94	$10.96

Total return (d)	(16.10)%	11.61%	3.56%	3.75%	1.93%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$750,137	$999,357	$991,266	$1,024,761	$1,052,414

Average net assets (000 omitted)	$908,265	$1,021,208	$991,542	$1,014,279	$1,055,548

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (f)	0.81%	0.83%	0.84%	0.83%	0.81%

Expenses, before waivers/reimbursements (f)	0.85%	0.87%	0.87%	0.86%	0.86%

Net investment income (b)	2.65%	1.78%	1.51%	1.95%	1.78%

Portfolio turnover rate	115%	98%	74%	67%	116%

See Footnote Summary on page 122.

See Notes to Financial Statements.

114	Sanford C. Bernstein Fund, Inc.

	OVERLAY B PORTFOLIO

	CLASS 2
	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

Net asset value, beginning of period	$11.96	$11.00	$10.97	$10.98	$11.03

Income from investment operations:

Investment income, net (a)(b)	0.28	0.23	0.18	0.22	0.21

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.90)	1.04	0.23	0.18	0.01

Contributions from affiliates	0	0	0	0.00 (c)	0.00 (c)

Total from investment operations	(1.62)	1.27	0.41	0.40	0.22

Less dividends and distributions:

Dividends from net investment income	(0.42)	(0.26)	(0.34)	(0.27)	(0.25)

Distributions from net realized gain on investment transactions	(1.27)	(0.05)	(0.04)	(0.14)	(0.02)

Total dividends and distributions	(1.69)	(0.31)	(0.38)	(0.41)	(0.27)

Net asset value, end of period	$8.65	$11.96	$11.00	$10.97	$10.98

Total return (d)	(15.98)% (h)	11.64%	3.76%	3.97%	2.02%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$150,684	$195,068	$203,349	$218,022	$228,731

Average net assets (000 omitted)	$181,909	$202,314	$209,927	$226,099	$226,777

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (f)	0.66%	0.68%	0.69%	0.68%	0.66%

Expenses, before waivers/reimbursements (f)	0.70%	0.72%	0.72%	0.71%	0.71%

Net investment income (b)	2.80%	1.93%	1.66%	2.10%	1.93%

Portfolio turnover rate	115%	98%	74%	67%	116%

See Footnote Summary on page 122.

See Notes to Financial Statements.

2022 Annual Report	115

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY B PORTFOLIO

	CLASS 1
	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

Net asset value, beginning of period	$12.36	$11.27	$11.12	$11.25	$11.50

Income from investment operations:

Investment income, net (a)(b)	0.18	0.17	0.19	0.21	0.19

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.66)	1.19	0.12	(0.03)	0.02

Total from investment operations	(1.48)	1.36	0.31	0.18	0.21

Less dividends and distributions:

Dividends from net investment income	(0.19)	(0.27)	(0.16)	(0.20)	(0.18)

Distributions from net realized gain on investment transactions	(0.65)	0	0	(0.11)	(0.28)

Total dividends and distributions	(0.84)	(0.27)	(0.16)	(0.31)	(0.46)

Net asset value, end of period	$10.04	$12.36	$11.27	$11.12	$11.25

Total return (d)	(12.95)%	12.11%	2.93%	1.81%	1.86%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$932,107	$1,194,517	$1,140,951	$1,240,530	$1,314,251

Average net assets (000 omitted)	$1,111,920	$1,196,104	$1,191,962	$1,254,989	$1,319,846

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (f)	0.83%	0.84%	0.84%	0.83%	0.81%

Expenses, before waivers/reimbursements (f)	0.83%	0.84%	0.84%	0.84%	0.83%

Net investment income (b)	1.63%	1.44%	1.74%	1.89%	1.68%

Portfolio turnover rate	12%	19%	8%	12%	22%

See Footnote Summary on page 122.

See Notes to Financial Statements.

116	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY B PORTFOLIO

	CLASS 2
	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

Net asset value, beginning of period	$12.39	$11.30	$11.14	$11.27	$11.52

Income from investment operations:

Investment income, net (a)(b)	0.20	0.19	0.21	0.22	0.21

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.66)	1.19	0.13	(0.02)	0.02

Total from investment operations	(1.46)	1.38	0.34	0.20	0.23

Less dividends and distributions:

Dividends from net investment income	(0.21)	(0.29)	(0.18)	(0.22)	(0.20)

Distributions from net realized gain on investment transactions	(0.65)	0	0	(0.11)	(0.28)

Total dividends and distributions	(0.86)	(0.29)	(0.18)	(0.33)	(0.48)

Net asset value, end of period	$10.07	$12.39	$11.30	$11.14	$11.27

Total return (d)	(12.78)%	12.35%	3.04%	1.93%	2.01%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$378,873	$523,749	$521,628	$601,605	$643,676

Average net assets (000 omitted)	$478,848	$534,158	$559,800	$611,585	$646,854

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (f)	0.68%	0.69%	0.69%	0.68%	0.66%

Expenses, before waivers/reimbursements (f)	0.68%	0.69%	0.69%	0.69%	0.68%

Net investment income (b)	1.78%	1.59%	1.89%	2.03%	1.83%

Portfolio turnover rate	12%	19%	8%	12%	22%

See Footnote Summary on page 122.

See Notes to Financial Statements.

2022 Annual Report	117

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY C PORTFOLIO

	CLASS 1
	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

Net asset value, beginning of period	$12.29	$11.26	$11.14	$11.29	$11.49

Income from investment operations:

Investment income, net (a)(b)	0.17	0.16	0.18	0.19	0.17

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.61)	1.13	0.10	(0.03)	0.07

Total from investment operations	(1.44)	1.29	0.28	0.16	0.24

Less dividends and distributions:

Dividends from net investment income	(0.18)	(0.26)	(0.16)	(0.18)	(0.18)

Distributions from net realized gain on investment transactions	(0.78)	0	0	(0.13)	(0.26)

Total dividends and distributions	(0.96)	(0.26)	(0.16)	(0.31)	(0.44)

Net asset value, end of period	$9.89	$12.29	$11.26	$11.14	$11.29

Total return (d)	(12.84)%	11.57%	2.48%	1.53%	2.13%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$240,668	$321,782	$315,270	$356,936	$368,640

Average net assets (000 omitted)	$293,443	$323,453	$339,567	$355,345	$366,150

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (f)	0.87%	0.88%	0.88%	0.86%	0.85%

Expenses, before waivers/reimbursements (f)	0.87%	0.88%	0.88%	0.87%	0.87%

Net investment income (b)	1.56%	1.31%	1.60%	1.75%	1.49%

Portfolio turnover rate	18%	23%	13%	14%	28%

See Footnote Summary on page 122.

See Notes to Financial Statements.

118	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY C PORTFOLIO

	CLASS 2
	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

Net asset value, beginning of period	$12.32	$11.29	$11.16	$11.31	$11.50

Income from investment operations:

Investment income, net (a)(b)	0.19	0.18	0.19	0.21	0.19

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.61)	1.13	0.11	(0.04)	0.08

Total from investment operations	(1.42)	1.31	0.30	0.17	0.27

Less dividends and distributions:

Dividends from net investment income	(0.20)	(0.28)	(0.17)	(0.19)	(0.20)

Distributions from net realized gain on investment transactions	(0.78)	0	0	(0.13)	(0.26)

Total dividends and distributions	(0.98)	(0.28)	(0.17)	(0.32)	(0.46)

Net asset value, end of period	$9.92	$12.32	$11.29	$11.16	$11.31

Total return (d)	(12.66)% (h)	11.72%	2.68%	1.65%	2.37% (h)

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$126,412	$179,654	$196,312	$209,891	$221,368

Average net assets (000 omitted)	$164,116	$192,674	$203,874	$217,264	$225,633

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (f)	0.72%	0.73%	0.73%	0.71%	0.70%

Expenses, before waivers/reimbursements (f)	0.72%	0.73%	0.73%	0.72%	0.72%

Net investment income (b)	1.71%	1.46%	1.75%	1.90%	1.64%

Portfolio turnover rate	18%	23%	13%	14%	28%

See Footnote Summary on page 122.

See Notes to Financial Statements.

2022 Annual Report	119

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

	TAX-AWARE OVERLAY N PORTFOLIO

	CLASS 1
	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

Net asset value, beginning of period	$12.17	$11.02	$11.04	$11.19	$11.43

Income from investment operations:

Investment income, net (a)(b)	0.18	0.15	0.18	0.20	0.17

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.66)	1.25	(0.03)	(0.03)	0.04

Total from investment operations	(1.48)	1.40	0.15	0.17	0.21

Less dividends and distributions:

Dividends from net investment income	(0.17)	(0.25)	(0.17)	(0.19)	(0.18)

Distributions from net realized gain on investment transactions	(0.61)	0	0	(0.13)	(0.27)

Total dividends and distributions	(0.78)	(0.25)	(0.17)	(0.32)	(0.45)

Net asset value, end of period	$9.91	$12.17	$11.02	$11.04	$11.19

Total return (d)	(13.16)%	12.82%	1.35%	1.67%	1.84%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$230,496	$312,157	$303,111	$335,908	$372,015

Average net assets (000 omitted)	$282,579	$313,333	$317,504	$343,928	$375,576

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (f)	0.89%	0.90%	0.90%	0.88%	0.86%

Expenses, before waivers/reimbursements (f)	0.89%	0.90%	0.91%	0.89%	0.88%

Net investment income (b)	1.57%	1.30%	1.65%	1.84%	1.54%

Portfolio turnover rate	14%	19%	11%	19%	31%

See Footnote Summary on page 122.

See Notes to Financial Statements.

120	Sanford C. Bernstein Fund, Inc.

	TAX-AWARE OVERLAY N PORTFOLIO

	CLASS 2
	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/20	YEAR ENDED 9/30/19	YEAR ENDED 9/30/18

Net asset value, beginning of period	$12.20	$11.05	$11.06	$11.21	$11.45

Income from investment operations:

Investment income, net (a)(b)	0.19	0.17	0.20	0.22	0.19

Net realized and unrealized gain (loss) on investment and foreign currency transactions	(1.66)	1.25	(0.02)	(0.04)	0.04

Total from investment operations	(1.47)	1.42	0.18	0.18	0.23

Less dividends and distributions:

Dividends from net investment income	(0.19)	(0.27)	(0.19)	(0.20)	(0.20)

Distributions from net realized gain on investment transactions	(0.61)	0	0	(0.13)	(0.27)

Total dividends and distributions	(0.80)	(0.27)	(0.19)	(0.33)	(0.47)

Net asset value, end of period	$9.93	$12.20	$11.05	$11.06	$11.21

Total return (d)	(13.08)%	12.96%	1.60%	1.79%	1.99%

RATIOS/SUPPLEMENTAL DATA

Net assets, end of period (000 omitted)	$42,316	$66,163	$71,348	$84,996	$85,946

Average net assets (000 omitted)	$59,773	$71,584	$78,103	$81,875	$87,212

Ratio to average net assets of:

Expenses, net of waivers/reimbursements (f)	0.74%	0.75%	0.75%	0.73%	0.71%

Expenses, before waivers/reimbursements (f)	0.74%	0.75%	0.76%	0.74%	0.73%

Net investment income (b)	1.72%	1.44%	1.80%	1.99%	1.69%

Portfolio turnover rate	14%	19%	11%	19%	31%

See Footnote Summary on page 122.

See Notes to Financial Statements.

2022 Annual Report	121

Financial Highlights (continued)

Selected per share data and ratios for a share of capital stock outstanding for each respective Portfolio for each of the periods presented:

(a)	Based on average shares outstanding.
(b)	Net of expenses waived/reimbursed by the Adviser.
(c)	Amount is less than $.005.
(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Total investment return calculated for a period of less than one year is not annualized.
(e)	Includes the impact of proceeds received and credited to the Portfolio resulting from the class action settlements, which enhanced the performance for the Overlay A Portfolio for the year ended September 30, 2020 by .02% and the Tax-Aware Overlay A Portfolio for the year ended September 30, 2020 by .02%.
(f)	In connection with the Portfolio’s investments in affiliated underlying portfolios, the Portfolio incurs no direct expenses, but bears proportionate shares of the fees and expenses (i.e., operating, administrative and investment advisory fees) of the affiliated underlying portfolios. The Adviser has contractually agreed to waive its fees from the Portfolio in an amount equal to the Portfolio’s pro rata share of certain acquired fund fees and expenses, and for the period shown below, such waiver amounted to:

Acquired Fund Fees and Expenses:

	YEAR ENDED 9/30/2022	YEAR ENDED 9/30/2021	YEAR ENDED 9/30/2020	YEAR ENDED 9/30/2019	YEAR ENDED 9/30/2018
Overlay A Portfolio	.34%	.36%	.35%	.34%	.37%
Tax-Aware Overlay A Portfolio	.33%	.36%	.34%	.34%	.36%
Overlay B Portfolio	.05%	.04%	.03%	.05%	.07%
Tax-Aware Overlay B Portfolio	.03%	.03%	.02%	.05%	.04%
Tax-Aware Overlay C Portfolio	.03%	.03%	.03%	.03%	.04%
Tax-Aware Overlay N Portfolio	.03%	.03%	.03%	.03%	.04%

Waiver:

	YEAR ENDED 9/30/2022		YEAR ENDED 9/30/2021		YEAR ENDED 9/30/2020		YEAR ENDED 9/30/2019	YEAR ENDED 9/30/2018
Overlay A Portfolio	.33%		.35%		.34%		.33%	.37%
Tax-Aware Overlay A Portfolio	.33%		.35%		.34%		.33%	.36%
Overlay B Portfolio	.04%		.04%		.03%		.03%	.07%
Tax-Aware Overlay B Portfolio	.00%	(c)	.00%	(c)	.00%	(c)	.02%	.04%
Tax-Aware Overlay C Portfolio	.00%	(c)	.00%	(c)	.00%	(c)	.01%	.04%
Tax-Aware Overlay N Portfolio	.00%	(c)	.00%	(c)	.00%	(c)	.01%	.04%

(g)	The expense ratios presented below exclude interest/bank overdraft expense:

	YEAR ENDED SEPTEMBER 30,
	2022	2021	2020	2019	2018
Overlay A Portfolio
Class 1
Expenses, net of waivers/reimbursements	.80%	.79%	.80%	.80%	.78%
Expenses, before waivers/reimbursements	1.13%	1.14%	1.14%	1.14%	1.13%
Class 2
Expenses, net of waivers/reimbursements	.60%	.58%	.60%	.60%	.58%
Expenses, before waivers/reimbursements	.93%	.94%	.94%	.94%	.93%

Tax-Aware Overlay A Portfolio
Class 1
Expenses, net of waivers/reimbursements	.79%	.77%	.79%	.80%	.77%
Expenses, before waivers/reimbursements	1.12%	1.11%	1.13%	1.13%	1.12%
Class 2
Expenses, net of waivers/reimbursements	.59%	.56%	.59%	.60%	.57%
Expenses, before waivers/reimbursements	.92%	.91%	.92%	.93%	.92%

(h)	The net asset value and total return include adjustments in accordance with accounting principles generally accepted in the United States of America for financial reporting purposes. As such, the net asset value and total return for shareholder transactions may differ from financial statements.

See Notes to Financial Statements.

122	Sanford C. Bernstein Fund, Inc.

Notes to Financial Statements

NOTE 1.	Organization and Significant Accounting Policies

Sanford C. Bernstein Fund, Inc. (the “Fund”) is registered under the Investment Company Act of 1940 as an open-end registered investment company. The Fund, which is a Maryland corporation, operates as a series company currently comprised of 13 portfolios (hereafter collectively referred to as the “Portfolios” and each individually a “Portfolio”) with the following share classes offered:

INTERNATIONAL EQUITY PORTFOLIO	SHARE CLASSES OFFERED

Emerging Markets	Emerging Markets Class* and Class Z

FIXED INCOME MUNICIPAL PORTFOLIOS

Short Duration Diversified Municipal	Short Duration Diversified Municipal Class*

California Municipal	Municipal Class*, Class A, Class C and Advisor Class

Diversified Municipal	Municipal Class*, Class A, Class C, Advisor Class and Class Z

New York Municipal	Municipal Class*, Class A, Class C and Advisor Class

FIXED INCOME TAXABLE PORTFOLIOS

Intermediate Duration	Intermediate Duration Class*, Class A, Advisor Class and Class Z

Short Duration Plus	Short Duration Plus Class*, Class A and Class C

*	Bernstein Class

OVERLAY PORTFOLIOS

Overlay A	Class 1 and Class 2

Tax-Aware Overlay A	Class 1 and Class 2

Overlay B	Class 1 and Class 2

Tax-Aware Overlay B	Class 1 and Class 2

Tax-Aware Overlay C	Class 1 and Class 2

Tax-Aware Overlay N	Class 1 and Class 2

Each Portfolio has its own investment objectives. This report relates only to the Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios. Each class of shares has identical voting, dividend, liquidation and other rights, except that the classes may bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan, as applicable. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”), which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Each Portfolio is an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. The following is a summary of significant accounting policies followed by the Portfolios.

A.	Portfolio Valuation

Portfolio securities are valued at market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at “fair value” as determined in accordance with procedures approved by and under the oversight of the Portfolios’ Board of Directors (the “Board”). Pursuant to these procedures, AllianceBernstein L.P. (the “Adviser”) serves as the Portfolios’ valuation designee pursuant to Rule 2a-5 of the 1940 Act. In this capacity, the Adviser is responsible, among other things, for making all fair value determinations relating to the Portfolios’ portfolio investments, subject to the Board’s oversight.

In general, the market values of securities which are readily available and deemed reliable are determined as follows: securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc.

2022 Annual Report	123

Notes to Financial Statements (continued)

(“NASDAQ”)) or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the last traded price from the previous day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed or over the counter (“OTC”) market put or call options are valued at the mid level between the current bid and ask prices. If either a current bid or current ask price is unavailable, the Adviser will have discretion to determine the best valuation (e.g., last trade price in the case of listed options); open futures are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; U.S. Government securities and any other debt instruments having 60 days or less remaining until maturity are generally valued at market by an independent pricing vendor, if a market price is available. If a market price is not available, the securities are valued at amortized cost. This methodology is commonly used for short term securities that have an original maturity of 60 days or less, as well as short term securities that had an original term to maturity that exceeded 60 days. In instances when amortized cost is utilized, the Valuation Committee (the “Committee”) must reasonably conclude that the utilization of amortized cost is approximately the same as the fair value of the security. Factors the Committee will consider include, but are not limited to, an impairment of the creditworthiness of the issuer or material changes in interest rates. Fixed-income securities, including mortgage-backed and asset-backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker-dealers. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security. Swaps and other derivatives are valued daily, primarily using independent pricing services, independent pricing models using market inputs, as well as third party broker-dealers or counterparties. Open-end mutual funds are valued at the closing net asset value per share, while exchange traded funds are valued at the closing market price per share.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value as deemed appropriate by the Adviser. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Portfolios may use fair value pricing for securities primarily traded in non-U.S. markets because most foreign markets close well before the Portfolios value their securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Portfolios generally value many of their foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

B.	Fair Value Measurements

In accordance with U.S. GAAP regarding fair value measurements, fair value is defined as the price that the Portfolios would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. U.S. GAAP establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability (including those valued based on their market values as described in Note A above). Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Portfolios. Unobservable inputs reflect the Portfolios’ own assumptions about the assumptions that market participants would use in pricing the asset or liability based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Portfolios’ own assumptions in determining the fair value of investments)

124	Sanford C. Bernstein Fund, Inc.

The fair value of debt instruments, such as bonds, and over-the-counter derivatives is generally based on market price quotations, recently executed market transactions (where observable) or industry recognized modeling techniques and are generally classified as Level 2. Pricing vendor inputs to Level 2 valuations may include quoted prices for similar investments in active markets, interest rate curves, coupon rates, currency rates, yield curves, option adjusted spreads, default rates, credit spreads and other unique security features in order to estimate the relevant cash flows which are then discounted to calculate fair values. If these inputs are unobservable and significant to the fair value, these investments will be classified as Level 3.

Where readily available market prices or relevant bid prices are not available for certain equity investments, such investments may be valued based on similar publicly traded investments, movements in relevant indices since last available prices or based upon underlying company fundamentals and comparable company data (such as multiples to earnings or other multiples to equity). Where an investment is valued using an observable input, such as another publicly traded security, the investment will be classified as Level 2. If management determines that an adjustment is appropriate based on restrictions on resale, illiquidity or uncertainty, and such adjustment is a significant component of the valuation, the investment will be classified as Level 3. An investment will also be classified as Level 3 where management uses company fundamentals and other significant inputs to determine the valuation.

Options are valued using market-based inputs to models, broker or dealer quotations, or alternative pricing sources with reasonable levels of price transparency, where such inputs and models are available. Alternatively, the values may be obtained through unobservable management determined inputs and/or management’s proprietary models. Where models are used, the selection of a particular model to value an option depends upon the contractual terms of, and specific risks inherent in, the option as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, measures of volatility and correlations of such inputs. Exchange traded options will be classified as Level 2. For options that do not trade on an exchange but trade in liquid markets, inputs can generally be verified and model selection does not involve significant management judgment. Options are classified within Level 2 on the fair value hierarchy when all of the significant inputs can be corroborated to market evidence. Otherwise such instruments are classified as Level 3.

Valuations of mortgage-backed or other asset-backed securities, by pricing vendors, are based on both proprietary and industry recognized models and discounted cash flow techniques. Significant inputs to the valuation of these instruments are: the value of collateral, the rates and timing of delinquencies, the rates and timing of prepayments, and default and loss expectations, which are driven in part by housing prices for residential mortgages. Significant inputs are determined based on relative value analyses, which incorporate comparisons to instruments with similar collateral and risk profiles, including relevant indices. Mortgage and asset-backed securities for which management has collected current observable data through pricing services are generally categorized within Level 2. Those investments for which current observable data has not been provided are classified as Level 3.

Other fixed income investments, including non-U.S. government and corporate debt, are generally valued using quoted market prices, if available, which are typically impacted by current interest rates, maturity dates and any perceived credit risk of the issuer. Additionally, in the absence of quoted market prices, these inputs are used by pricing vendors to derive a valuation based upon industry or proprietary models which incorporate issuer specific data with relevant yield/spread comparisons with more widely quoted bonds with similar key characteristics. Those investments for which there are observable inputs are classified as Level 2. Where the inputs are not observable, the investments are classified as Level 3.

2022 Annual Report	125

Notes to Financial Statements (continued)

The following tables summarize the valuation of the Portfolios’ investments by the above fair value hierarchy levels as of September 30, 2022:

OVERLAY A PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Common Stocks (a)	$663,640,342	$—	$—	$663,640,342

Investment Companies	498,626,451	—	—	498,626,451

Options Purchased—Puts	—	43,838,865	—	43,838,865

Short-Term Investments	177,759,322	—	—	177,759,322

Total Investments in Securities	1,340,026,115	43,838,865	—	1,383,864,980

Other Financial Instruments (b):

Assets:

Futures	39,035,466	—	—	39,035,466	(c)

Forward Currency Exchange Contracts	—	16,473,312	—	16,473,312

Liabilities:

Futures	(25,446,373)	—	—	(25,446,373	)(c)

Forward Currency Exchange Contracts	—	(22,919,877)	—	(22,919,877)

Total Return Swaps	—	(661,368)	—	(661,368)

Total	$1,353,615,208	$36,730,932	$—	$1,390,346,140

TAX-AWARE OVERLAY A PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Common Stocks (a)	$1,449,323,669	$—	$—	$1,449,323,669

Investment Companies	1,079,576,547	—	—	1,079,576,547

Options Purchased—Puts	—	94,865,049	—	94,865,049

Short-Term Investments	314,374,213	—	—	314,374,213

Total Investments in Securities	2,843,274,429	94,865,049	—	2,938,139,478

Other Financial Instruments (b):

Assets:

Futures	94,840,306	—	—	94,840,306	(c)

Forward Currency Exchange Contracts	—	35,621,801	—	35,621,801

Liabilities:

Futures	(55,981,401)	—	—	(55,981,401	)(c)

Forward Currency Exchange Contracts	—	(49,182,623)	—	(49,182,623)

Total Return Swaps	—	(1,342,461)	—	(1,342,461)

Total	$2,882,133,334	$79,961,766	$—	$2,962,095,100

126	Sanford C. Bernstein Fund, Inc.

OVERLAY B PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Governments—Treasuries	$—	$247,283,832	$—	$247,283,832

Inflation-Linked Securities	—	175,245,908	—	175,245,908

Corporates—Investment Grade	—	146,429,479	—	146,429,479

Mortgage Pass-Throughs	—	61,088,683	—	61,088,683

Collateralized Mortgage Obligations	—	35,883,024	—	35,883,024

Investment Companies	29,456,532	—	—	29,456,532

Asset-Backed Securities	—	25,607,077	—	25,607,077

Corporates—Non-Investment Grade	—	21,384,453	—	21,384,453

Commercial Mortgage-Backed Securities	—	18,800,353	1,427,068	20,227,421

Collateralized Loan Obligations	—	17,133,119	—	17,133,119

Options Purchased—Puts	—	10,645,245	—	10,645,245

U.S. Treasury Bills	—	8,075,712	—	8,075,712

Covered Bonds	—	5,243,525	—	5,243,525

Emerging Markets—Corporate Bonds	—	5,192,088	—	5,192,088

Quasi-Sovereigns	—	5,176,787	—	5,176,787

Governments—Sovereign Bonds	—	3,178,694	—	3,178,694

Local Governments—US Municipal Bonds	—	3,007,049	—	3,007,049

Local Governments—Provincial Bonds	—	2,109,447	—	2,109,447

Supranationals	—	2,008,468	—	2,008,468

Emerging Markets—Sovereigns	—	1,514,026	—	1,514,026

Local Governments—Regional Bonds	—	1,276,525	—	1,276,525

Governments—Sovereign Agencies	—	980,796	—	980,796

Agencies	—	570,755	—	570,755

Short-Term Investments:

Investment Companies	99,713,489	—	—	99,713,489

Governments—Treasuries	—	5,295,584	—	5,295,584

Total Investments in Securities	129,170,021	803,130,629	1,427,068	933,727,718

Other Financial Instruments (b):

Assets:

Futures	2,406,454	—	—	2,406,454	(c)

Forward Currency Exchange Contracts	—	12,766,573	—	12,766,573

Centrally Cleared Credit Default Swaps	—	333,127	—	333,127	(c)

Centrally Cleared Inflation (CPI) Swaps	—	5,590,913	—	5,590,913	(c)

Centrally Cleared Interest Rate Swaps	—	7,665,188	—	7,665,188	(c)

Total Return Swaps	—	392,678	—	392,678

Liabilities:

Futures	(19,674,053)	—	—	(19,674,053	)(c)

Forward Currency Exchange Contracts	—	(13,928,799)	—	(13,928,799)

Centrally Cleared Credit Default Swaps	—	(14,565)	—	(14,565	)(c)

Centrally Cleared Inflation (CPI) Swaps	—	(154,199)	—	(154,199	)(c)

Centrally Cleared Interest Rate Swaps	—	(2,912,879)	—	(2,912,879	)(c)

Credit Default Swaps	—	(976,198)	—	(976,198)

Total Return Swaps	—	(658,006)	—	(658,006)

Total	$111,902,422	$811,234,462	$1,427,068	$924,563,952

2022 Annual Report	127

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY B PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Long-Term Municipal Bonds	$—	$949,867,358	$—	$949,867,358

Investment Companies	305,876,750	—	—	305,876,750

Options Purchased—Puts	—	15,490,362	—	15,490,362

Corporates—Investment Grade	—	10,556,156	—	10,556,156

Governments—Treasuries	—	8,841,113	—	8,841,113

Corporates—Non-Investment Grade	—	4,546,205	—	4,546,205

Commercial Mortgage-Backed Securities	—	3,474,545	—	3,474,545

Collateralized Mortgage Obligations	—	846,205	—	846,205

Short-Term Investments	7,141,247	—	—	7,141,247

Total Investments in Securities	313,017,997	993,621,944	—	1,306,639,941

Other Financial Instruments (b):

Assets:

Futures	8,018,993	—	—	8,018,993	(c)

Forward Currency Exchange Contracts	—	5,155,105	—	5,155,105

Centrally Cleared Inflation (CPI) Swaps	—	10,114,167	—	10,114,167	(c)

Centrally Cleared Interest Rate Swaps	—	605,667	—	605,667

Inflation (CPI) Swaps	—	17,353,492	—	17,353,492	(c)

Interest Rate Swaps	—	1,433,021	—	1,433,021

Liabilities:

Futures	(12,556,723)	—	—	(12,556,723	)(c)

Forward Currency Exchange Contracts	—	(8,349,562)	—	(8,349,562)

Centrally Cleared Inflation (CPI) Swaps	—	(1,752,463)	—	(1,752,463	)(c)

Credit Default Swaps	—	(646,351)	—	(646,351)

Total Return Swaps	—	(254,337)	—	(254,337)

Total	$308,480,267	$1,017,280,683	$—	$1,325,760,950

TAX-AWARE OVERLAY C PORTFOLIO INVESTMENT IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Long-Term Municipal Bonds	$—	$280,635,960	$—	$280,635,960

Short-Term Municipal Notes	—	8,054,480	—	8,054,480

Investment Companies	45,942,436	—	—	45,942,436

Options Purchased—Puts	—	4,437,898	—	4,437,898

Commercial Mortgage-Backed Securities	—	2,782,268	—	2,782,268

Governments—Treasuries	—	2,655,697	—	2,655,697

Collateralized Mortgage Obligations	—	67,817	—	67,817

Short-Term Investments	17,560,057	—	—	17,560,057

Total Investments in Securities	63,502,493	298,634,120	—	362,136,613

128	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY C PORTFOLIO INVESTMENT IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Other Financial Instruments (b):

Assets:

Futures	$1,031,523	$—	$—	$1,031,523	(c)

Forward Currency Exchange Contracts	—	1,611,333	—	1,611,333

Centrally Cleared Inflation (CPI) Swaps	—	3,120,701	—	3,120,701	(c)

Inflation (CPI) Swaps	—	5,059,141	—	5,059,141

Interest Rate Swaps	—	438,410	—	438,410

Total Return Swaps	—	39,244	—	39,244

Liabilities:

Futures	(3,522,891)	—	—	(3,522,891	)(c)

Forward Currency Exchange Contracts	—	(2,398,213)	—	(2,398,213)

Centrally Cleared Inflation (CPI) Swaps	—	(534,500)	—	(534,500	)(c)

Centrally Cleared Interest Rate Swaps	—	(397,401)	—	(397,401	)(c)

Credit Default Swaps	—	(234,231)	—	(234,231)

Total Return Swaps	—	(69,227)	—	(69,227)

Total	$61,011,125	$305,269,377	$—	$366,280,502

TAX-AWARE OVERLAY N PORTFOLIO INVESTMENTS IN SECURITIES:	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL

Assets:

Long-Term Municipal Bonds	$—	$206,061,318	$—	$206,061,318

Investment Companies	44,340,192	—	—	44,340,192

Governments—Treasuries	—	3,265,096	—	3,265,096

Options Purchased—Puts	—	3,177,520	—	3,177,520

Collateralized Mortgage Obligations	—	73,446	—	73,446

Short-Term Investments	10,451,865	—	—	10,451,865

Total Investments in Securities	54,792,057	212,577,380	—	267,369,437

Other Financial Instruments (b):

Assets:

Futures	1,110,036	—	—	1,110,036	(c)

Forward Currency Exchange Contracts	—	1,048,452	—	1,048,452

Centrally Cleared Inflation (CPI) Swaps	—	2,236,278	—	2,236,278	(c)

Centrally Cleared Interest Rate Swaps	—	159,092	—	159,092	(c)

Inflation (CPI) Swaps	—	4,328,840	—	4,328,840

Interest Rate Swaps	—	326,366	—	326,366

Liabilities:

Futures	(3,795,234)	—	—	(3,795,234	)(c)

Forward Currency Exchange Contracts	—	(1,693,960)	—	(1,693,960)

Centrally Cleared Inflation (CPI) Swaps	—	(390,022)	—	(390,022	)(c)

Credit Default Swaps	—	(189,156)	—	(189,156)

Total Return Swaps	—	(58,254)	—	(58,254)

Total	$52,106,859	$218,345,016	$—	$270,451,875

(a)	See Schedule of Investments for sector classifications.

2022 Annual Report	129

Notes to Financial Statements (continued)

(b)

Other financial instruments are derivative instruments, such as futures, forwards and swaps, which are valued at the unrealized appreciation/(depreciation) on the instrument. Other financial instruments may also include swaps with upfront premiums, options written and swaptions written which are valued at market value.

(c)

Only variation margin receivable/(payable) at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments. Where applicable, centrally cleared swaps with upfront premiums are presented here at market value.

C.	Foreign Currency Translation

The accounting records of the Portfolios are maintained in U.S. dollars. Prices of securities and other assets and liabilities denominated in non-U.S. currencies are translated into U.S. dollars using the exchange rate at 4:00 p.m., Eastern Time. Amounts related to the purchases and sales of securities, investment income and expenses are translated at the rates of exchange prevailing on the respective dates of such transactions.

Net realized gain or loss on foreign currency transactions represents net foreign exchange gains or losses from the disposition of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Portfolios’ books and the U.S. dollar equivalent amount actually received or paid. Net unrealized currency gains and losses arising from valuing foreign currency denominated assets and liabilities, other than security investments, at the current exchange rate are reflected as part of unrealized appreciation/depreciation on foreign currencies.

The Portfolios do not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the changes in the market prices of securities held at period end. The Portfolios do isolate the effect of changes in foreign exchange rates from changes in market prices of securities sold during the year, as required by the Internal Revenue Code.

The Portfolios may invest in foreign securities and foreign currency transactions that may involve risks not associated with domestic investments as a result of the level of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability, among others.

D.	Taxes

Each Portfolio is treated as a separate entity for federal income tax purposes. Each Portfolio intends to continue to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986 as they apply to regulated investment companies. By so complying, each Portfolio will not be subject to federal and state income taxes to the extent that all of its income is distributed. The Portfolios may be subject to taxes imposed by countries in which they invest. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned based on, management’s understanding of applicable local tax law.

In consideration of recent decisions rendered by the European courts, certain Portfolios filed reclaims to recover taxes withheld on dividends earned from certain European Union countries during calendar years 2008 through 2022. These filing are subject to various administrative and judicial proceedings within these countries. No amounts for additional tax reclaims are disclosed in the financial statements due to the uncertainty as to the ultimate resolution of proceedings, the likelihood of receipt of these reclaims, and the potential timing of payment.

In accordance with U.S. GAAP requirements regarding accounting for uncertainties in income taxes, management has analyzed the Portfolios’ tax positions taken or expected to be taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. As of September 30, 2022, the Portfolios did not have any unrecognized tax benefits.

E.	Security Transactions and Related Investment Income

Security transactions are accounted for on the trade date (the date the buy or sell order is executed). Securities gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and dividend income is

130	Sanford C. Bernstein Fund, Inc.

recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Non-cash dividends, if any, are recorded on the ex-dividend date at the fair value of the securities received. The Portfolios amortize premiums and accrete discounts as adjustments to interest income. The Portfolio accounts for distributions received from REIT investments or from regulated investment companies as dividend income, realized gain, or return of capital based on information provided by the REIT or the investment company.

F.	Securities Transactions on a When-Issued or Delayed-Delivery Basis

Each Portfolio may purchase securities on a when-issued basis or purchase or sell securities on a delayed-delivery basis. At the time a Portfolio commits to purchase a security on a when-issued or delayed-delivery basis, the Portfolio will record the transaction and use the security’s value in determining the Portfolio’s net asset value. At the time a Portfolio commits to sell a security on a delayed-delivery basis, the Portfolio will record the transaction and exclude the security’s value in determining the Portfolio’s net asset value.

G.	Class Allocations

All income earned and expenses incurred by the Portfolios are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Portfolio represented by the shares of such class, except for class specific expenses which are allocated to the respective class. Expenses of the Fund are charged proportionately to each Portfolio or based on other appropriate methods. Realized and unrealized gains and losses are allocated among the various share classes based on respective net assets.

H.	Distribution of Income and Gains

Dividends from net investment income, if any, will be paid to shareholders at least once a year.

Distributions of net realized gains, less any available loss carryforwards, if any, for all the Portfolios will be paid to shareholders at least once a year, and recorded on the ex-dividend date.

Elements of realized gains and net investment income may be recorded in different accounting periods for financial reporting (book) and federal income tax (tax) purposes (temporary differences). To the extent that such distributions required for tax purposes exceed income and gains recorded for book purposes as a result of such temporary differences, “excess distributions” are reflected in the accompanying statement of assets and liabilities. To the extent distributions exceed income and gains for tax purposes, such distributions would be shown as “return of capital” on the statement of changes in net assets. Certain other differences—permanent differences—arise because treatment of elements of income and gains is different between book and tax accounting. Permanent differences are reclassified in the year they arise.

Permanent differences have no effect on net assets. The effects of such permanent differences on each Portfolio, due to the utilization of earnings and profits distributed to shareholders on redemption of shares which are reflected as adjustments to the components of net assets as of September 30, 2022, as shown below:

PORTFOLIO	INCREASE (DECREASE) TO ADDITIONAL PAID-IN CAPITAL	INCREASE (DECREASE) TO DISTRIBUTABLE EARNINGS/ ACCUMULATED LOSS
Overlay A	$18,100,849	$(18,100,849)

Tax-Aware Overlay A	15,386,297	(15,386,297)

Overlay B	10,613,693	(10,613,693)

Tax-Aware Overlay B	6,273,189	(6,273,189)

Tax-Aware Overlay C	2,145,566	(2,145,566)

Tax-Aware Overlay N	1,114,440	(1,114,440)

2022 Annual Report	131

Notes to Financial Statements (continued)

NOTE 2.	Investment Management and Transactions with Affiliated Persons

A.	Management Fee

Under the Investment Management Agreement between the Fund and the Adviser, the Adviser manages the investment of each Portfolio’s assets, places purchase and sale orders, and bears various expenses, including the salaries and expenses of all personnel except those of outside directors. In addition, the Adviser agrees to permit its directors, officers and employees who may be elected directors or officers of the Fund to serve in the capacities to which they are elected. The Adviser renders these services subject to the general oversight of the Board.

The Portfolios pay the Adviser an investment management fee at an annual rate of 0.90% of the first $2.5 billion, 0.875% of the next $2.5 billion and 0.85% in excess of $5 billion for Overlay A and Tax-Aware Overlay A; 0.65% for Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N, of the average daily net assets of each Portfolio. Prior to November 13, 2020, the Overlay A and Tax-Aware Overlay A paid the Adviser an investment management fee at an annual rate of 0.90% of the first $5 billion and 0.875% in excess of $5 billion of the average daily net assets of each respective Portfolio.

The Adviser has agreed to waive its fees and bear certain expenses, exclusive of acquired fund fees and other than the advisory fees of any registered funds advised by the Adviser in which a Portfolio may invest, interest expense, taxes, extraordinary expenses, brokerage commission, and other transaction costs, to the extent necessary to limit the total portfolio operating expenses as a percentage of daily average net assets on an annual basis as follows:

PORTFOLIO	CLASS 1	CLASS 2
Overlay A	1.20%	1.00%

Tax-Aware Overlay A	1.20%	1.00%

Overlay B	0.90%	0.75%

Tax-Aware Overlay B	0.90%	0.75%

Tax-Aware Overlay C	0.90%	0.75%

Tax-Aware Overlay N	0.90%	0.75%

This fee waiver and/or expense limitation agreement will remain in effect until January 28, 2023, and then may be extended by the Adviser for additional one year terms. During the year ended September 30, 2022, there were no such reimbursement/waivers.

B.	Shareholder Servicing Fee

Under the Shareholder Servicing Agreement between the Fund and the Adviser, the Adviser pays expenses it incurs in providing shareholder servicing to the Fund, the Portfolios and individual shareholders. Such services include, but are not limited to, providing information to shareholders concerning their fund investments, systematic withdrawal plans, fund dividend payments and reinvestments, shareholder account or transactions status, net asset value of shares, fund performance, fund services, plans and options, fund investment policies, portfolio holdings and tax consequences of fund investments; dealing with shareholder complaints and other correspondence relating to fund matters; and communications with shareholders when proxies are being solicited from them with respect to voting their fund shares. Under the agreement, the fee paid by each Portfolio to the Adviser for services is 0.20 of 1%, annualized, of the average daily net assets of Class 1 Shares of Overlay A and Tax-Aware Overlay A Portfolios during the month, and 0.15 of 1%, annualized, of the average daily net assets of Class 1 Shares of Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios during the month.

C.	Distribution Arrangements

Under the Distribution Agreement between the Fund, on behalf of each Portfolio, and Sanford C. Bernstein & Co., LLC (the “Distributor”), the Distributor agrees to act as agent to sell shares of the Portfolios. The Distributor receives no fee for this service, and furthermore agrees to pay all expenses arising from the performance of its obligations under this agreement. The Distributor is a wholly owned subsidiary of the Adviser.

132	Sanford C. Bernstein Fund, Inc.

D.	Investments in Affiliated Issuers

The Portfolios may invest in other investment companies advised by the Adviser, including AB Government Money Market Portfolio (the “Government Money Market Portfolio”) and AB All-Market Real Return Portfolio—Class Z (“AMRR”) which have contractual annual advisory fee rates of 0.20% and 0.75%, respectively, of the portfolios’ average daily net assets and bear their own expenses. The Adviser has contractually agreed to waive .10% of the advisory fee of Government Money Market Portfolio (resulting in a net advisory fee of .10%) until August 31, 2023. In connection with the investment by the Portfolios in affiliated registered investment companies, the Adviser has contractually agreed to waive its advisory fee from the Portfolios in an amount equal to the Portfolios’ pro rata share of the effective advisory fee of the underlying affiliated registered investment company, as borne indirectly by the Portfolios as an acquired fund fee and expense.

For the year ended September 30, 2022, such waivers amounted to:

GOVERNMENT MONEY MARKET PORTFOLIO	AMOUNT
Overlay A	$141,279

Tax-Aware Overlay A	348,876

Overlay B	121,902

Tax-Aware Overlay B	32,251

Tax-Aware Overlay C	10,497

Tax-Aware Overlay N	3,963

AMRR	AMOUNT
Overlay A	$1,102,065

Tax-Aware Overlay A	2,259,149

Overlay B	334,966

Tax-Aware Overlay B	38,318

Tax-Aware Overlay C	10,918

Tax-Aware Overlay N	8,224

Overlay A Portfolio and Tax-Aware Overlay A Portfolio currently invest in Bernstein Fund, Inc.—International Small Cap Portfolio—Class Z, Bernstein Fund, Inc.—International Strategic Equities Portfolio—Class Z, Bernstein Fund Inc.—Small Cap Core Portfolio—Class Z and Sanford C. Bernstein Fund, Inc.—Emerging Markets Portfolio—Class Z, respectively. With respect to the Overlay A Portfolio and Tax-Aware Overlay A Portfolio, the Adviser has contractually agreed to waive its management fees and/or bear Portfolio expenses through January 28, 2023, in an amount equal to the Portfolios’ proportionate share of all advisory fees and other expenses of the aforementioned funds that are indirectly borne by the Portfolios. For the year ended September 30, 2022, such waivers amounted to:

PORTFOLIO	SANFORD C. BERNSTEIN FUND, INC. - EMERGING MARKETS PORTFOLIO CLASS Z	BERNSTEIN FUND, INC. - INTERNATIONAL STRATEGIC EQUITIES PORTFOLIO CLASS Z	BERNSTEIN FUND, INC. - INTERNATIONAL SMALL CAP PORTFOLIO CLASS Z	BERNSTEIN FUND, INC. - SMALL CAP CORE PORTFOLIO CLASS Z
Overlay A	$489,751	$2,689,387	$1,017,941	$274,161

Tax-Aware Overlay A	1,020,843	5,715,050	2,209,164	572,122

2022 Annual Report	133

Notes to Financial Statements (continued)

The Portfolios may invest in other investment companies managed by the Adviser. A summary of the Portfolios’ transactions in such holdings for the year ended September 30, 2022 is as follows:

SANFORD C. BERNSTEIN FUND, INC.—OVERLAY A PORTFOLIO
							DISTRIBUTIONS
FUND	MARKET VALUE 9/30/21 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 9/30/22 (000)	DIVIDEND INCOME (000)	REALIZED GAINS (000)

Government Money Market Portfolio	$171,734	$894,193	$888,167	$0	$0	$177,760	$1,066	$0

AB Bond Fund, Inc.: AB All Market Real Return Portfolio	171,932	46,686	105,533	3,795	(26,707)	90,173	16,492	0

Bernstein Fund, Inc.: International Small Cap Portfolio	117,805	4,422	20,000	892	(36,443)	66,676	2,374	2,048

Bernstein Fund, Inc.—International Strategic Equities Portfolio	451,328	25,937	69,000	1,210	(128,583)	280,892	10,863	15,073

Bernstein Fund, Inc.—Small Cap Core Portfolio	36,856	2,190	6,311	1,649	(10,368)	24,016	51	2,139

Sanford C. Bernstein Fund, Inc.—AB Emerging Markets Portfolio	51,516	4,653	0	0	(19,300)	36,869	1,235	3,419

Total				$7,546	$(221,401)	$676,386	$32,081	$22,679

SANFORD C. BERNSTEIN FUND, INC.—TAX-AWARE OVERLAY A PORTFOLIO
							DISTRIBUTIONS
FUND	MARKET VALUE 9/30/21 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 9/30/22 (000)	DIVIDEND INCOME (000)	REALIZED GAINS (000)

Government Money Market Portfolio	$448,577	$1,689,959	$1,824,162	$0	$0	$314,374	$2,263	$0

AB Bond Fund, Inc.: AB All Market Real Return Portfolio	337,624	103,430	208,189	7,795	(54,180)	186,480	32,386	0

Bernstein Fund, Inc.: International Small Cap Portfolio	244,421	9,173	24,000	(1,022)	(77,257)	151,315	4,925	4,249

134	Sanford C. Bernstein Fund, Inc.

SANFORD C. BERNSTEIN FUND, INC.—TAX-AWARE OVERLAY A PORTFOLIO
							DISTRIBUTIONS
FUND	MARKET VALUE 9/30/21 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 9/30/22 (000)	DIVIDEND INCOME (000)	REALIZED GAINS (000)

Bernstein Fund, Inc.—International Strategic Equities Portfolio	$933,674	$53,656	$102,000	$1,415	$(274,327)	$612,418	$22,475	$31,181

Bernstein Fund, Inc.—Small Cap Core Portfolio	73,201	4,350	6,600	1,672	(20,110)	52,513	101	4,249

Sanford C. Bernstein Fund, Inc.—AB Emerging Markets Portfolio	107,381	9,699	0	0	(40,229)	76,851	2,573	7,126

Total				$9,860	$(466,103)	$1,393,951	$64,723	$46,805

SANFORD C. BERNSTEIN FUND, INC.—OVERLAY B PORTFOLIO
							DISTRIBUTIONS
FUND	MARKET VALUE 9/30/21 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 9/30/22 (000)	DIVIDEND INCOME (000)	REALIZED GAINS (000)

Government Money Market Portfolio	$179,240	$379,894	$459,421	$0	$0	$99,713	$788	$0

AB Bond Fund, Inc.: AB All Market Real Return Portfolio	52,415	11,632	27,492	947	(8,045)	29,457	5,028	0

Total				$947	$(8,045)	$129,170	$5,816	$0

SANFORD C. BERNSTEIN FUND, INC.—TAX-AWARE OVERLAY B PORTFOLIO
							DISTRIBUTIONS
FUND	MARKET VALUE 9/30/21 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 9/30/22 (000)	DIVIDEND INCOME (000)	REALIZED GAINS (000)

Government Money Market Portfolio	$41,017	$370,242	$404,118	$0	$0	$7,141	$219	$0

AB Bond Fund, Inc.: AB All Market Real Return Portfolio	0	22,954	21,865	(1,089)	0	0	0	0

Total				$(1,089)	$0	$7,141	$219	$0

2022 Annual Report	135

Notes to Financial Statements (continued)

SANFORD C. BERNSTEIN FUND, INC.—TAX-AWARE OVERLAY C PORTFOLIO
							DISTRIBUTIONS
FUND	MARKET VALUE 9/30/21 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 9/30/22 (000)	DIVIDEND INCOME (000)	REALIZED GAINS (000)

Government Money Market Portfolio	$1,344	$179,121	$162,905	$0	$0	$17,560	$102	$0

AB Bond Fund, Inc.: AB All Market Real Return Portfolio	0	6,540	6,230	(310)	0	0	0	0

Total				$(310)	$0	$17,560	$102	$0

SANFORD C. BERNSTEIN FUND, INC.—TAX-AWARE OVERLAY N PORTFOLIO
							DISTRIBUTIONS
FUND	MARKET VALUE 9/30/21 (000)	PURCHASES AT COST (000)	SALES PROCEEDS (000)	REALIZED GAIN (LOSS) (000)	CHANGE IN UNREALIZED APPR./(DEPR.) (000)	MARKET VALUE 9/30/22 (000)	DIVIDEND INCOME (000)	REALIZED GAINS (000)

Government Money Market Portfolio	$1,639	$105,385	$96,572	$0	$0	$10,452	$35	$0

AB Bond Fund, Inc.: AB All Market Real Return Portfolio	0	4,926	4,692	(234)	0	0	0	0

Total				$(234)	$0	$10,452	$35	$0

NOTE 3.	Investment Security Transactions

A.	Purchases and Sales

For the year ended September 30, 2022, the Portfolios had purchases and sales transactions, excluding transactions in short-term instruments, as follows:

PORTFOLIO	PURCHASES EXCLUDING U.S. GOVERNMENT SECURITIES	PURCHASES OF U.S. GOVERNMENT SECURITIES	SALES EXCLUDING U.S. GOVERNMENT SECURITIES	SALES OF U.S. GOVERNMENT SECURITIES

Overlay A	$367,613,870	$0	$592,592,659	$0

Tax-Aware Overlay A	822,127,966	0	1,140,954,375	0

Overlay B	370,214,445	716,111,861	409,825,236	673,296,454

Tax-Aware Overlay B	187,634,978	0	292,619,868	2,478,755

Tax-Aware Overlay C	75,994,906	0	174,647,250	933,190

Tax-Aware Overlay N	44,990,187	0	108,044,661	190,926

136	Sanford C. Bernstein Fund, Inc.

The cost of investments for federal income tax purposes, gross unrealized appreciation and unrealized depreciation are as follows:

PORTFOLIO	COST	GROSS UNREALIZED		NET UNREALIZED APPRECIATION (DEPRECIATION)
		APPRECIATION	(DEPRECIATION)
Overlay A	$1,233,843,779	$237,344,197	$(85,063,536)	$152,280,661

Tax-Aware Overlay A	2,467,494,198	628,573,306	(150,890,997)	477,682,309

Overlay B	1,045,943,925	20,978,122	(122,903,281)	(101,925,159)

Tax-Aware Overlay B	1,321,877,433	107,252,883	(94,241,895)	13,010,988

Tax-Aware Overlay C	366,715,179	24,102,371	(21,069,275)	3,033,096

Tax-Aware Overlay N	280,316,928	15,318,801	(21,474,045)	(6,155,244)

B.	Derivative Financial Instruments

Each Portfolio may use derivatives in an effort to earn income and enhance returns, to replace more traditional direct investments, to obtain exposure to otherwise inaccessible markets (collectively, “investment purposes”), or to hedge or adjust the risk profile of its portfolio.

The principal types of derivatives utilized by the Portfolios, as well as the methods in which they may be used are:

•	Futures

Each Portfolio may buy or sell futures for investment purposes or for the purpose of hedging its portfolio against adverse effects of potential movements in the market. The Portfolios bear the market risk that arises from changes in the value of these instruments and the imperfect correlation between movements in the price of the futures and movements in the price of the assets, reference rates or indices which they are designed to track. Among other things, the Portfolios may purchase or sell futures for foreign currencies or options thereon for non-hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time a Portfolio enters into futures, a Portfolio deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for exchange-traded futures is generally less than privately negotiated futures, since the clearinghouse, which is the issuer or counterparty to each exchange-traded future, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Use of long futures subjects the Portfolios to risk of loss in excess of the amounts shown on the statement of assets and liabilities, up to the notional value of the futures. Use of short futures subjects the Portfolios to unlimited risk of loss. Each Portfolio may enter into futures only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transactions; therefore, the Portfolios’ credit risk is subject to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of futures can vary from the previous day’s settlement price, which could effectively prevent liquidation of unfavorable positions.

During the year ended September 30, 2022, the Portfolios held futures for hedging and non-hedging purposes.

•	Forward Currency Exchange Contracts

Each Portfolio may enter into forward currency exchange contracts on either a spot (i.e., cash) or forward basis. Spot contracts are entered into at the rate then prevailing in the currency-exchange market. Forward currency exchange contracts obligate the contracting parties to purchase or sell a specific currency at a specified future date at a specified price. The Portfolios will generally not enter into a forward currency exchange contract with a term greater than one year.

2022 Annual Report	137

Notes to Financial Statements (continued)

The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions. Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized appreciation and/or depreciation by the Portfolio. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Forward currency exchange contracts used to protect the Portfolios from adverse currency movements involve the risk that the Adviser may not accurately predict currency movements. As a result, total return could be adversely affected. The Adviser may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps and other options. The Adviser may enter into foreign currency transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value.

Under certain circumstances, the Portfolios may commit a substantial portion or the entire value of the Portfolios to the consummation of these contracts. The Adviser will consider the effect that a substantial commitment of assets to forward currency exchange contracts would have on the investment program of the Portfolios and the flexibility of the Portfolios to purchase additional securities.

During the year ended September 30, 2022, the Portfolios held forward currency exchange contracts for hedging and non-hedging purposes.

•	Option Transactions

For hedging and investment purposes, each Portfolio may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. Among other things, certain Portfolios may use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions” and may use options strategies involving the purchase and/or writing of various combinations of call and/or put options, for hedging and investment purposes.

The risk associated with purchasing an option is that the Portfolios pay a premium whether or not the option is exercised. Additionally, the Portfolios bear the risk of loss of the premium and change in market value should the counterparty not perform under the contract. If a put or call option purchased by the Portfolios were permitted to expire without being sold or exercised, its premium would represent a loss to the Portfolios. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When a Portfolio writes an option, the premium received by the Portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. The Portfolios’ maximum payment for written put options equates to the number of shares multiplied by the strike price. In certain circumstances maximum payout amounts may be partially offset by recovery values of the respective referenced assets and upfront premium received upon entering into the contract. Premiums received from written options which expire unexercised are recorded by the Portfolios on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Portfolios have realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Portfolios. In writing an option, the Portfolios bear the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Portfolios could result in the Portfolios selling or buying a security or currency at a price different from the current market value.

During the year ended September 30, 2022, the Portfolios held purchased options for hedging and non-hedging purposes.

During the year ended September 30, 2022, the Portfolios held written options for hedging and non-hedging purposes.

138	Sanford C. Bernstein Fund, Inc.

•	Swaps

The Portfolios may enter into swaps to hedge their exposure to interest rates, credit risk, or currencies. Certain Portfolios may also enter into swaps for non-hedging purposes as a means of gaining market exposures, including by making direct investments in foreign currencies, as described below under “Currency Transactions.” A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Portfolios in accordance with the terms of the respective swaps to provide value and recourse to the Portfolios or their counterparties in the event of default, bankruptcy or insolvency by one of the parties to the swap.

Risks may arise as a result of the failure of the counterparty to the swap to comply with the terms of the swap. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Portfolios, and/or the termination value at the end of the contract. Therefore, the Portfolios consider the creditworthiness of each counterparty to a swap in evaluating potential counterparty risk. This risk is mitigated by having a netting arrangement between the Portfolios and the counterparty and by the posting of collateral by the counterparty to the Portfolios to cover the Portfolios’ exposure to the counterparty. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Portfolios accrue for the interim payments on swaps on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swaps on the statement of assets and liabilities, where applicable. Once the interim payments are settled in cash, the net amount is recorded as realized gain/(loss) on swaps on the statement of operations, in addition to any realized gain/(loss) recorded upon the termination of swaps. Upfront premiums paid or received for swaps are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. Fluctuations in the value of swaps are recorded as a component of net change in unrealized appreciation/depreciation of swaps on the statement of operations.

Certain standardized swaps, including certain interest rate swaps and credit default swaps are (or soon will be) subject to mandatory central clearing. Cleared swaps are transacted through futures commission merchants (“FCMs”) that are members of central clearinghouses, with the clearinghouse serving as central counterparty, similar to transactions in futures contracts. Centralized clearing will be required for additional categories of swaps on a phased-in basis based on requirements published by the Securities and Exchange Commission and Commodity Futures Trading Commission.

At the time the Portfolios enter into a centrally cleared swap, the Portfolios deposit and maintain as collateral an initial margin with the broker, as required by the clearinghouse on which the transaction is effected. Such amount is shown as cash collateral due from broker on the statement of assets and liabilities. Pursuant to the contract, the Portfolios agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Portfolios as unrealized gains or losses. Risks may arise from the potential inability of a counterparty to meet the terms of the contract. The credit/counterparty risk for centrally cleared swaps is generally less than non-centrally cleared swaps, since the clearinghouse, which is the issuer or counterparty to each centrally cleared swap, has robust risk mitigation standards, including the requirement to provide initial and variation margin. When the contract is closed, the Portfolios record a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

Interest Rate Swaps:

The Portfolios are subject to interest rate risk exposure in the normal course of pursuing its investment objectives. Because the Portfolios hold fixed rate bonds, the value of these bonds may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, the Portfolios may enter into interest rate swaps. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional amount. The Portfolios may elect to pay a fixed rate and receive a floating rate, or receive a fixed rate and pay a floating rate on a notional amount.

In addition, a Portfolio may also enter into interest rate swap transactions to preserve a return or spread on a particular investment or portion of its portfolio, or protecting against an increase in the price of securities the Portfolio anticipates purchasing at a later date. Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed

2022 Annual Report	139

Notes to Financial Statements (continued)

based on a contractually-based principal (or “notional”) amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments).

During the year ended September 30, 2022, the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios held interest rate swaps for hedging and non-hedging purposes.

Inflation (CPI) Swaps:

Inflation swap agreements are contracts in which one party agrees to pay the cumulative percentage increase in a price index (the Consumer Price Index with respect to CPI swaps) over the term of the swap (with some lag on the inflation index), and the other pays a compounded fixed rate. Inflation swaps may be used to protect the net asset value, or NAV, of a Portfolio against an unexpected change in the rate of inflation measured by an inflation index since the value of these agreements is expected to increase if there are unexpected inflation increases.

During the year ended September 30, 2022, the Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios held inflation (CPI) swaps for hedging and non-hedging purposes.

Credit Default Swaps:

The Portfolios may enter into credit default swaps, including to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults by corporate and sovereign issuers held by the Portfolios, or to create exposure to corporate or sovereign issuers to which they are not otherwise exposed. The Portfolios may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap, the Portfolios receive/(pay) fixed payments from/(to) the respective counterparty, calculated at the agreed upon rate applied to the notional amount. If a Portfolio is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap, the Portfolios will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation. In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swaps entered into by the Portfolios for the same referenced obligations with the same counterparty.

Credit default swaps may involve greater risks than if a Portfolio had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If a Portfolio is a buyer of protection and no credit event occurs, it will lose the payments it made to its counterparty. If a Portfolio is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Portfolio coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a net loss to the Portfolio.

Implied credit spreads over U.S. Treasuries of comparable maturity utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the schedule of investments. The implied spreads serve as an indicator of the current status of the payment/performance risk and typically reflect the market’s assessment of the likelihood of default by the issuer of the referenced obligation. The implied credit spread of a particular reference obligation also reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads typically represent a deterioration of the referenced obligation’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced obligation.

During the year ended September 30, 2022, the Portfolios held credit default swaps for hedging and non-hedging purposes.

Total Return Swaps:

Each Portfolio may enter into total return swaps in order to take a “long” or “short” position with respect to an underlying referenced asset. A Portfolio is subject to market price volatility of the underlying referenced asset. A total return swap involves commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent

140	Sanford C. Bernstein Fund, Inc.

that the total return of the security, group of securities or index underlying the transaction exceeds or falls short of the offsetting interest obligation, the Portfolio will receive a payment from or make a payment to the counterparty.

During the year ended September 30, 2022, the Portfolios held total return swaps for hedging and non-hedging purposes.

A Portfolio typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreement”) with its OTC derivative contract counterparties in order to, among other things, reduce its credit risk to OTC counterparties. ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, a Portfolio typically may offset with the OTC counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default or termination. In the event of a default by an OTC counterparty, the return of collateral with market value in excess of a Portfolio’s net liability, held by the defaulting party, may be delayed or denied.

A Portfolio’s ISDA Master Agreements may contain provisions for early termination of OTC derivative transactions in the event the net assets of a Portfolio decline below specific levels (“net asset contingent features”). If these levels are triggered, a Portfolio’s OTC counterparty has the right to terminate such transaction and require the Portfolio to pay or receive a settlement amount in connection with the terminated transaction. If OTC derivatives were held at period end, please refer to netting arrangements by the OTC counterparty tables below for additional details.

During the year ended September 30, 2022, the Portfolios had entered into the following derivatives:

OVERLAY A PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable/Payable for variation margin on futures	$591,273	*	Receivable/Payable for variation margin on futures	$22,601,978	*

Equity contracts	Receivable/Payable for variation margin on futures	38,444,193	*	Receivable/Payable for variation margin on futures	2,844,395	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	16,473,312		Unrealized depreciation on forward currency exchange contracts	22,919,877

Equity contracts	Investments in securities, at value	43,838,865

Equity contracts				Unrealized depreciation on total return swaps	661,368

Total		$99,347,643			$49,027,618

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(97,763,464)	$(12,421,842)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(2,079,998)	45,583,058

2022 Annual Report	141

Notes to Financial Statements (continued)

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	$(2,936,942)	$(7,323,027)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(10,191,844)	12,890,985

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	772,717	(198,480)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	232,556	0

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	1,250,217	(417,408)

Total		$(110,716,758)	$38,113,286

TAX-AWARE OVERLAY A PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts				Receivable/Payable for variation margin on futures	$47,818,503	*

Equity contracts	Receivable/Payable for variation margin on futures	$94,840,306	*	Receivable/Payable for variation margin on futures	8,162,898	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	35,621,801		Unrealized depreciation on forward currency exchange contracts	49,182,623

Equity contracts	Investments in securities, at value	94,865,049

Equity contracts				Unrealized depreciation on total return swaps	1,342,461

Total		$225,327,156			$106,506,485

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

142	Sanford C. Bernstein Fund, Inc.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(215,990,687)	$(24,440,370)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(17,786,166)	111,665,885

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(7,042,288)	(14,929,821)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(21,435,712)	28,056,510

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	1,606,225	(415,708)

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	512,639	0

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	2,858,064	(806,499)

Total		$(257,277,925)	$99,129,997

OVERLAY B PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts	Receivable/Payable for variation margin on futures	$1,696,649	*	Receivable/Payable for variation margin on futures	$2,914,563	*

Equity contracts	Receivable/Payable for variation margin on futures	709,805	*	Receivable/Payable for variation margin on futures	16,759,490	*

Credit contracts	Receivable/Payable for variation margin on centrally cleared swaps	459,467	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	13,216,815	*	Receivable/Payable for variation margin on centrally cleared swaps	3,067,078	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	12,766,573		Unrealized depreciation on forward currency exchange contracts	13,928,799

Equity contracts	Investments in securities, at value	10,645,245

Credit contracts				Market value on credit default swaps	976,198

2022 Annual Report	143

Notes to Financial Statements (continued)

OVERLAY B PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Credit contracts	Unrealized appreciation on total return swaps	$392,678

Equity contracts			Unrealized depreciation on total return swaps	$658,006

Total		$39,887,232		$38,304,134

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(19,202,710)	$283,095

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(40,164,717)	(2,036,852)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	4,486,733	(2,952,550)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(2,364,710)	3,214,614

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	182,372	(46,844)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(2,670,660)	9,160,220

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	1,073,834	3,703,688

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	(53,332)	(495,381)

Total		$(58,713,190)	$10,829,990

144	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY B PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts				Receivable/Payable for variation margin on futures	$3,629,943	*

Equity contracts	Receivable/Payable for variation margin on futures	$8,018,993	*	Receivable/Payable for variation margin on futures	8,926,780	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	10,719,834	*	Receivable/Payable for variation margin on centrally cleared swaps	1,744,050	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	5,155,105		Unrealized depreciation on forward currency exchange contracts	8,349,562

Equity contracts	Investments in securities, at value	15,490,362

Interest rate contracts	Unrealized appreciation on inflation swaps	17,353,492

Interest rate contracts	Unrealized appreciation on interest rate swaps	1,433,021

Credit contracts				Market value on credit default swaps	646,351

Equity contracts				Unrealized depreciation on total return swaps	254,337

Total		$58,170,807			$23,551,023

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(20,789,409)	$(1,359,793)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(7,372,389)	5,069,842

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(772,858)	(3,785,604)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(3,388,073)	4,702,622

2022 Annual Report	145

Notes to Financial Statements (continued)

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	$256,671	$(65,928)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	2,205,804	7,456,246

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	206,532	368,031

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	394,197	(168,763)

Total		$(29,259,525)	$12,216,653

TAX-AWARE OVERLAY C PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts				Receivable/Payable for variation margin on futures	$1,039,245	*

Equity contracts	Receivable/Payable for variation margin on futures	$1,031,523	*	Receivable/Payable for variation margin on futures	2,483,646	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	3,120,701	*	Receivable/Payable for variation margin on centrally cleared swaps	929,435	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	1,611,333		Unrealized depreciation on forward currency exchange contracts	2,398,213

Equity contracts	Investments in securities, at value	4,437,898

Interest rate contracts	Unrealized appreciation on inflation swaps	5,059,141

Interest rate contracts	Unrealized appreciation on interest rate swaps	438,410

Credit contracts				Market value on credit default swaps	234,231

Equity contracts	Unrealized appreciation on total return swaps	39,244		Unrealized depreciation on total return swaps	69,227

Total		$15,738,250			$7,153,997

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

146	Sanford C. Bernstein Fund, Inc.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(5,966,431)	$(380,611)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(2,255,563)	267,544

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(210,001)	(859,361)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(987,094)	1,341,893

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	77,002	(19,779)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	921,558	985,711

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	67,033	134,560

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	194,876	(5,212)

Total		$(8,158,620)	$1,464,745

TAX-AWARE OVERLAY N PORTFOLIO	ASSET DERIVATIVES			LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE		STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Interest rate contracts				Receivable/Payable for variation margin on futures	$746,989	*

Equity contracts	Receivable/Payable for variation margin on futures	$1,110,036	*	Receivable/Payable for variation margin on futures	3,048,245	*

Interest rate contracts	Receivable/Payable for variation margin on centrally cleared swaps	2,395,370	*	Receivable/Payable for variation margin on centrally cleared swaps	388,141	*

Foreign currency contracts	Unrealized appreciation on forward currency exchange contracts	1,048,452		Unrealized depreciation on forward currency exchange contracts	1,693,960

Equity contracts	Investments in securities, at value	3,177,520

Interest rate contracts	Unrealized appreciation on inflation swaps	4,328,840

Interest rate contracts	Unrealized appreciation on interest rate swaps	326,366

2022 Annual Report	147

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY N PORTFOLIO	ASSET DERIVATIVES		LIABILITY DERIVATIVES
DERIVATIVE TYPE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE	STATEMENT OF ASSETS AND LIABILITIES LOCATION	FAIR VALUE

Credit contracts			Market value on credit default swaps	$189,156

Equity contracts			Unrealized depreciation on total return swaps	58,254

Total		$12,386,584		$6,124,745

*

Only variation margin receivable/payable at period end is reported within the statement of assets and liabilities. This amount reflects cumulative unrealized appreciation/(depreciation) on futures and centrally cleared swaps as reported in the schedule of investments.

DERIVATIVE TYPE	LOCATION OF GAIN OR (LOSS) ON DERIVATIVES WITHIN STATEMENT OF OPERATIONS	REALIZED GAIN OR (LOSS) ON DERIVATIVES	CHANGE IN UNREALIZED APPRECIATION OR (DEPRECIATION)

Interest rate contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	$(4,964,254)	$(248,875)

Equity contracts	Net realized gain (loss) on futures; Net change in unrealized appreciation/depreciation of futures	(1,851,536)	(642,376)

Foreign currency contracts	Net realized gain (loss) on forward currency exchange contracts; Net change in unrealized appreciation/depreciation of forward currency exchange contracts	(227,601)	(702,079)

Equity contracts	Net realized gain (loss) on investment transactions; Net change in unrealized appreciation/depreciation of investments	(734,784)	933,041

Equity contracts	Net realized gain (loss) on options written; Net change in unrealized appreciation/depreciation of options written	56,738	(14,684)

Interest rate contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	445,756	2,286,798

Credit contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	52,624	108,683

Equity contracts	Net realized gain (loss) on swaps; Net change in unrealized appreciation/depreciation of swaps	148,563	(39,488)

Total		$(7,074,494)	$1,681,020

148	Sanford C. Bernstein Fund, Inc.

The following tables represent the average monthly volume of the Portfolios’ derivative transactions during the year ended September 30, 2022:

OVERLAY A PORTFOLIO
Futures:

Average notional amount of buy contracts	$1,119,041,663

Average notional amount of sale contracts	$416,940,717

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$555,558,515

Average principal amount of sale contracts	$600,113,130

Purchased Options:

Average notional amount	$821,100,044

Written Options:

Average notional amount	$43,012,113	(a)

Centrally Cleared Credit Default Swaps:

Average notional amount of sale contracts	$65,973,600	(b)

Total Return Swaps:

Average notional amount	$22,758,463

(a)	Positions were open for six months during the year.

(b)	Positions were open for one month during the year.

TAX-AWARE OVERLAY A PORTFOLIO
Futures:

Average notional amount of buy contracts	$2,482,840,198

Average notional amount of sale contracts	$1,005,736,735

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$1,201,287,422

Average principal amount of sale contracts	$1,282,085,212

Purchased Options:

Average notional amount	$1,770,396,874

Written Options:

Average notional amount	$89,408,046	(a)

Centrally Cleared Credit Default Swaps:

Average notional amount of sale contracts	$145,431,000	(b)

Total Return Swaps:

Average notional amount	$50,420,175

(a)	Positions were open for six months during the year.

(b)	Positions were open for one month during the year.

OVERLAY B PORTFOLIO
Futures:

Average notional amount of buy contracts	$479,234,313

Average notional amount of sale contracts	$80,116,556

2022 Annual Report	149

Notes to Financial Statements (continued)

OVERLAY B PORTFOLIO
Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$294,177,324

Average principal amount of sale contracts	$392,581,890

Purchased Options:

Average notional amount	$190,434,383

Written Options:

Average notional amount	$10,151,460	(a)

Interest Rate Swaps:

Average notional amount	$2,638,205	(b)

Centrally Cleared Interest Rate Swaps:

Average notional amount	$69,513,955

Centrally Cleared Inflation Swaps:

Average notional amount	$81,237,692

Credit Default Swaps:

Average notional amount of buy contracts	$13,691,333	(c)

Average notional amount of sale contracts	$10,385,099

Centrally Cleared Credit Default Swaps:

Average notional amount of buy contracts	$81,725,366

Average notional amount of sale contracts	$3,165,463	(d)

Total Return Swaps:

Average notional amount	$22,007,525

(a)	Positions were open for six months during the year.

(b)	Positions were open for four months during the year.

(c)	Positions were open for five months during the year.

(d)	Positions were open for nine months during the year.

TAX-AWARE OVERLAY B PORTFOLIO
Futures:

Average notional amount of buy contracts	$320,368,130

Average notional amount of sale contracts	$114,884,826

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$206,105,415

Average principal amount of sale contracts	$201,123,610

Purchased Options:

Average notional amount	$276,589,442

Written Options:

Average notional amount	$14,287,240	(a)

Interest Rate Swaps:

Average notional amount	$17,266,154

Inflation Swaps:

Average notional amount	$216,230,769

150	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY B PORTFOLIO
Centrally Cleared Interest Rate Swaps:

Average notional amount	$38,348,462

Centrally Cleared Inflation Swaps:

Average notional amount	$133,403,077

Credit Default Swaps:

Average notional amount of sale contracts	$3,699,553

Centrally Cleared Credit Default Swaps:

Average notional amount of sale contracts	$24,255,000	(b)

Total Return Swaps:

Average notional amount	$8,468,589

(a)	Positions were open for six months during the year.

(b)	Positions were open for one month during the year.

TAX-AWARE OVERLAY C PORTFOLIO
Futures:

Average notional amount of buy contracts	$92,966,087

Average notional amount of sale contracts	$30,254,443

Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$59,718,717

Average principal amount of sale contracts	$56,877,565

Purchased Options:

Average notional amount	$79,911,324

Written Options:

Average notional amount	$4,286,172	(a)

Interest Rate Swaps:

Average notional amount	$5,282,308

Inflation Swaps:

Average notional amount	$64,107,692

Centrally Cleared Interest Rate Swaps:

Average notional amount	$16,995,385

Centrally Cleared Inflation Swaps:

Average notional amount	$40,690,769

Credit Default Swaps:

Average notional amount of sale contracts	$1,340,685

Centrally Cleared Credit Default Swaps:

Average notional amount of sale contracts	$6,910,200	(b)

Total Return Swaps:

Average notional amount	$2,606,627

(a)	Positions were open for six months during the year.

(b)	Positions were open for one month during the year.

2022 Annual Report	151

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY N PORTFOLIO
Futures:

Average notional amount of buy contracts	$70,345,478

Average notional amount of sale contracts	$24,520,190
Forward Currency Exchange Contracts:

Average principal amount of buy contracts	$43,591,342

Average principal amount of sale contracts	$42,998,150

Purchased Options:

Average notional amount	$60,057,978

Written Options:

Average notional amount	$3,158,232	(a)

Interest Rate Swaps:

Average notional amount	$3,932,308

Inflation Swaps:

Average notional amount	$48,630,769

Centrally Cleared Interest Rate Swaps:

Average notional amount	$2,394,615

Centrally Cleared Inflation Swaps:

Average notional amount	$29,536,923

Credit Default Swaps:

Average notional amount of sale contracts	$1,082,684

Centrally Cleared Credit Default Swaps:

Average notional amount of sale contracts	$5,157,900	(b)

Total Return Swaps:

Average notional amount	$1,786,820

(a)	Positions were open for six months during the year.

(b)	Positions were open for one month during the year.

For financial reporting purposes, the Portfolios do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the statement of assets and liabilities.

152	Sanford C. Bernstein Fund, Inc.

All OTC derivatives held at period end were subject to netting arrangements. The following tables present the Portfolios’ derivative assets and liabilities by OTC counterparty net of amounts available for offset under ISDA Master Agreements (“MA”) and net of the related collateral received/pledged by the Portfolios as of September 30, 2022. Exchange-traded derivatives and centrally cleared swaps are not subject to netting arrangements and as such are excluded from the tables.

OVERLAY A PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$347,600	$(347,600)	$0	$0	$0

BNP Paribas SA	5,129,428	(2,723,205)	0	0	2,406,223

Citibank, NA	2,137,550	(1,847,880)	0	0	289,670

Deutsche Bank AG	2,197,339	0	0	0	2,197,339

Goldman Sachs Bank USA	72,210	(72,210)	0	0	0

JPMorgan Chase Bank, NA	1,344,455	(1,344,455)	0	0	0

Morgan Stanley & Co., Inc.	4,757,945	(4,757,945)	0	0	0

UBS AG	44,325,650	0	(41,600,000)	0	2,725,650

Total	$60,312,177	$(11,093,295)	$(41,600,000)	$0	$7,618,882	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Bank of America, NA	$1,645,554	$(347,600)	$0	$0	$1,297,954

BNP Paribas SA	2,723,205	(2,723,205)	0	0	0

Citibank, NA	1,847,880	(1,847,880)	0	0	0

Credit Suisse International	343,912	0	0	0	343,912

Goldman Sachs Bank USA	170,659	(72,210)	0	0	98,449

HSBC Bank USA	3,184,516	0	0	0	3,184,516

JPMorgan Chase Bank, NA	2,852,821	(1,344,455)	0	0	1,508,366

Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	10,812,698	(4,757,945)	(1,070,000)	0	4,984,753

Total	$23,581,245	$(11,093,295)	$(1,070,000)	$0	$11,417,950	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2022 Annual Report	153

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY A PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$752,522	$(752,522)	$0	$0	$0

BNP Paribas SA	11,101,391	(5,892,592)	0	0	5,208,799

Citibank, NA	4,606,340	(3,939,504)	0	0	666,836

Credit Suisse International	20,795	(20,795)	0	0	0

Deutsche Bank AG	4,697,923	0	0	0	4,697,923

Goldman Sachs Bank USA	167,691	(167,691)	0	0	0

JPMorgan Chase Bank	2,757,129	(2,757,129)	0	0	0

Morgan Stanley & Co., Inc.	10,524,615	(10,524,615)	0	0	0

UBS	95,858,444	0	(90,000,000)	0	5,858,444

Total	$130,486,850	$(24,054,848)	$(90,000,000)	$0	$16,432,002	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Bank of America, NA	$4,909,918	$(752,522)	$0	$0	$4,157,396

BNP Paribas SA	5,892,592	(5,892,592)	0	0	0

Citibank, NA	3,939,504	(3,939,504)	0	0	0

Credit Suisse International	745,576	(20,795)	0	0	724,781

Goldman Sachs Bank USA	313,065	(167,691)	(145,374)	0	0

HSBC Bank USA	6,651,968	0	0	0	6,651,968

JPMorgan Chase Bank	5,131,080	(2,757,129)	0	0	2,373,951

Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	22,941,381	(10,524,615)	(2,220,000)	0	10,196,766

Total	$50,525,084	$(24,054,848)	$(2,365,374)	$0	$24,104,862	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

154	Sanford C. Bernstein Fund, Inc.

OVERLAY B PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$245,689	$(245,689)	$0	$0	$0

Barclays Bank PLC	197,326	(197,326)	0	0	0

BNP Paribas SA	2,135,726	(1,937,083)	0	0	198,643

Citibank, NA/Citigroup Global Markets, Inc.	2,530,585	(1,025,836)	(960,000)	(243)	544,506

Credit Suisse International	191,796	(191,796)	0	0	0

Deutsche Bank AG	549,603	(283,703)	0	0	265,900

Goldman Sachs Bank USA	720,900	(502,921)	(217,979)	0	0

HSBC Bank USA	728,028	(728,028)	0	0	0

JPMorgan Chase Bank, NA/JPMorgan Securities, LLC	2,031,547	(2,031,547)	0	0	0

Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	1,640,814	(1,640,814)	0	0	0

Standard Chartered Bank	23,127	(23,127)	0	0	0

State Street Bank & Trust Co.	30,062	(30,062)	0	0	0

UBS AG	12,779,293	(865,649)	(10,100,000)	0	1,813,644

Total	$23,804,496	$(9,703,581)	$(11,277,979)	$(243)	$2,822,693	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Bank of America, NA	$1,673,035	$(245,689)	$0	$0	$1,427,346

Barclays Bank PLC	255,921	(197,326)	0	0	58,595

BNP Paribas SA	1,937,083	(1,937,083)	0	0	0

Citibank, NA/Citigroup Global Markets, Inc.	1,025,836	(1,025,836)	0	0	0

Credit Suisse International	675,909	(191,796)	(72,000)	0	412,113

Deutsche Bank AG	283,703	(283,703)	0	0	0

Goldman Sachs Bank USA/Goldman Sachs International	502,921	(502,921)	0	0	0

HSBC Bank USA	1,694,787	(728,028)	0	0	966,759

JPMorgan Chase Bank, NA/JPMorgan Securities, LLC	2,350,206	(2,031,547)	0	0	318,659

Morgan Stanley Capital Services LLC/Morgan Stanley Capital Services, Inc.	3,497,664	(1,640,814)	0	(374,046)	1,482,804

Natwest Markets PLC	192,522	0	0	0	192,522

Standard Chartered Bank	562,009	(23,127)	0	(538,882)	0

State Street Bank & Trust Co.	45,758	(30,062)	0	0	15,696

UBS AG	865,649	(865,649)	0	0	0

Total	$15,563,003	$(9,703,581)	$(72,000)	$(912,928)	$4,874,494	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

2022 Annual Report	155

Notes to Financial Statements (continued)

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

TAX-AWARE OVERLAY B PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$115,837	$(115,837)	$0	$0	$0

Barclays Bank PLC/Barclays Capital	3,245,497	(199,828)	(3,045,669)	0	0

BNP Paribas SA	1,849,944	(1,011,731)	0	0	838,213

Citibank, NA/Citigroup Global Markets, Inc.	5,825,547	(905,238)	(4,792,000)	0	128,309

Deutsche Bank AG	2,043,057	0	(1,330,000)	0	713,057

Goldman Sachs Bank USA/Goldman Sachs International	34,020	(34,020)	0	0	0

JPMorgan Chase Bank, NA	9,680,469	(786,096)	(8,894,373)	0	0

Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	980,416	(980,416)	0	0	0

UBS AG	15,657,193	0	(5,200,000)	0	10,457,193

Total	$39,431,980	$(4,033,166)	$(23,262,042)	$0	$12,136,772	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Bank of America, NA	$766,360	$(115,837)	$0	$0	$650,523

Barclays Bank PLC/Barclays Capital	199,828	(199,828)	0	0	0

BNP Paribas SA	1,011,731	(1,011,731)	0	0	0

Citibank, NA/Citigroup Global Markets, Inc.	905,238	(905,238)	0	0	0

Credit Suisse International	400,615	0	(310,300)	0	90,315

Goldman Sachs Bank USA/Goldman Sachs International	138,929	(34,020)	(104,909)	0	0

HSBC Bank USA	1,188,579	0	0	0	1,188,579

JPMorgan Chase Bank, NA	786,096	(786,096)	0	0	0

Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	3,852,874	(980,416)	(520,000)	0	2,352,458

Total	$9,250,250	$(4,033,166)	$(935,209)	$0	$4,281,875	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

156	Sanford C. Bernstein Fund, Inc.

TAX-AWARE OVERLAY C PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$34,053	$(34,053)	$0	$0	$0

Barclays Bank PLC	814,834	(62,369)	0	(752,465)	0

BNP Paribas SA	528,380	(271,186)	0	0	257,194

Citibank, NA/Citigroup Global Markets, Inc.	1,790,268	(217,518)	(1,572,750)	0	0

Deutsche Bank AG	892,638	(34,795)	(520,000)	0	337,843

JPMorgan Chase Bank, NA	2,212,290	(223,772)	(1,988,518)	0	0

Morgan Stanley & Co. LLC/Morgan Stanley Capital Services LLC	815,838	(815,838)	0	0	0

UBS AG	4,497,725	0	(4,200,000)	0	297,725

Total	$11,586,026	$(1,659,531)	$(8,281,268)	$(752,465)	$892,762	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Bank of America, NA	$215,256	$(34,053)	$0	$0	$181,203

Barclays Bank PLC	62,369	(62,369)	0	0	0

BNP Paribas SA	271,186	(271,186)	0	0	0

Citibank, NA/Citigroup Global Markets, Inc.	217,518	(217,518)	0	0	0

Credit Suisse International	183,141	0	0	(183,141)	0

Deutsche Bank AG	34,795	(34,795)	0	0	0

Goldman Sachs International	61,013	0	0	0	61,013

HSBC Bank USA	339,553	0	0	0	339,553

JPMorgan Chase Bank, NA	223,772	(223,772)	0	0	0

Morgan Stanley & Co. LLC/Morgan Stanley Capital Services LLC	1,061,096	(815,838)	0	0	245,258

State Street Bank & Trust Co.	31,972	0	0	0	31,972

Total	$2,701,671	$(1,659,531)	$0	$(183,141)	$858,999	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

2022 Annual Report	157

Notes to Financial Statements (continued)

TAX-AWARE OVERLAY N PORTFOLIO
COUNTERPARTY	DERIVATIVE ASSETS SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL RECEIVED*	SECURITY COLLATERAL RECEIVED*	NET AMOUNT OF DERIVATIVE ASSETS

Bank of America, NA	$25,132	$(25,132)	$0	$0	$0

Barclays Bank PLC	529,848	(42,258)	(487,590)	0	0

BNP Paribas SA	385,857	(194,761)	0	0	191,096

Citibank, NA/Citigroup Global Markets, Inc.	1,670,014	(158,151)	(1,511,863)	0	0

Deutsche Bank AG	664,322	0	(520,000)	0	144,322

JPMorgan Chase Bank, NA	1,985,953	(160,391)	(1,825,562)	0	0

Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	364,275	(364,275)	0	0	0

State Street Bank & Trust Co.	26,163	(26,163)	0	0	0

UBS AG	3,229,614	0	(400,000)	0	2,829,614

Total	$8,881,178	$(971,131)	$(4,745,015)	$0	$3,165,032	^

COUNTERPARTY	DERIVATIVE LIABILITIES SUBJECT TO A MA	DERIVATIVES AVAILABLE FOR OFFSET	CASH COLLATERAL PLEDGED*	SECURITY COLLATERAL PLEDGED*	NET AMOUNT OF DERIVATIVE LIABILITIES

Bank of America, NA	$153,009	$(25,132)	$0	$0	$127,877

Barclays Bank PLC	42,258	(42,258)	0	0	0

BNP Paribas SA	194,761	(194,761)	0	0	0

Citibank, NA/Citigroup Global Markets, Inc.	158,151	(158,151)	0	0	0

Credit Suisse International	144,763	0	0	(144,763)	0

Goldman Sachs International	49,261	0	0	0	49,261

HSBC Bank USA	221,534	0	0	0	221,534

JPMorgan Chase Bank, NA	160,391	(160,391)	0	0	0

Morgan Stanley & Co., Inc./Morgan Stanley Capital Services LLC	746,272	(364,275)	0	0	381,997

State Street Bank & Trust Co.	70,970	(26,163)	0	0	44,807

Total	$1,941,370	$(971,131)	$0	$(144,763)	$825,476	^

*	The actual collateral received/pledged may be more than the amount reported due to over-collateralization.

^

Net amount represents the net receivable/payable that would be due from/to the counterparty in the event of default or termination. The net amount from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same counterparty.

C.	Currency Transactions

The Portfolios may invest in non-U.S. Dollar-denominated securities on a currency hedged or unhedged basis. The Portfolios may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and other options. The Portfolios may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Portfolios and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Portfolios may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

158	Sanford C. Bernstein Fund, Inc.

D.	TBA

The Portfolios may invest in TBA mortgage-backed securities. A TBA, or “To Be Announced”, trade represents a contract for the purchase or sale of mortgage-backed securities to be delivered at a future agreed-upon date; however, the specific mortgage pool numbers or the number of pools that will be delivered to fulfill the trade obligation or terms of the contract are unknown at the time of the trade. Mortgage pools (including fixed-rate or variable-rate mortgages) guaranteed by the Government National Mortgage Association, or GNMA, the Federal National Mortgage Association, or FNMA, or the Federal Home Loan Mortgage Corporation, or FHLMC, are subsequently allocated to the TBA transactions.

NOTE 4.	Distributions to Shareholders

The tax character of distributions paid during the fiscal years ended September 30, 2022 and September 30, 2021 were as follows:

PORTFOLIO	2022	2021
Overlay A

Distributions paid from:

Ordinary income	$43,812,116	$17,001,108

Long-term capital gains	163,540,332	0

Total distributions paid	$207,352,448	$17,001,108

Tax-Aware Overlay A

Distributions paid from:

Ordinary income	$65,210,029	$32,574,024

Long-term capital gains	329,292,991	4,077,737

Total distributions paid	$394,503,020	$36,651,761

Overlay B

Distributions paid from:

Ordinary income	$90,817,938	$26,500,686

Long-term capital gains	74,606,829	5,139,074

Total distributions paid	$165,424,767	$31,639,760

Tax-Aware Overlay B

Distributions paid from:

Ordinary income	$64,895,725	$9,975,981

Long-term capital gains	35,667,264	0

Total taxable distributions	100,562,989	9,975,981

Tax exempt distributions	16,152,487	29,957,401

Total distributions paid	$116,715,476	$39,933,382

Tax-Aware Overlay C

Distributions paid from:

Ordinary income	$23,218,636	$4,062,300

Long-term capital gains	10,700,357	0

Total taxable distributions	33,918,993	4,062,300

Tax exempt distributions	4,886,228	7,665,430

Total distributions paid	$38,805,221	$11,727,730

2022 Annual Report	159

Notes to Financial Statements (continued)

PORTFOLIO	2022	2021
Tax-Aware Overlay N

Distributions paid from:

Ordinary income	$13,050,707	$1,908,675

Long-term capital gains	7,967,575	0

Total taxable distributions	21,018,282	1,908,675

Tax exempt distributions	2,973,549	6,341,342

Total distributions paid	$23,991,831	$8,250,017

As of September 30, 2022, the components of accumulated earnings/(deficit) on a tax basis were as follows:

PORTFOLIO	UNDISTRIBUTED ORDINARY INCOME(a)	UNDISTRIBUTED LONG-TERM GAINS	ACCUMULATED CAPITAL AND OTHER LOSSES(b)	UNREALIZED APPRECIATION/ (DEPRECIATION)(c)	TOTAL ACCUMULATED EARNINGS/ (DEFICIT)(d)
Overlay A	$1,168,005	$0	$(21,909,438)	$152,299,276	$131,557,843

Tax-Aware Overlay A	2,104,883	0	(92,861,055)	477,737,146	386,980,974

Overlay B	20,175,723	0	(104,937,707)	(102,296,332)	(187,058,316)

Tax-Aware Overlay B	19,820,855	0	(83,607,353)	13,009,653	(50,776,845)

Tax-Aware Overlay C	5,672,833	0	(28,313,330)	3,033,073	(19,607,424)

Tax-Aware Overlay N	4,041,034	0	(8,377,152)	(6,152,130)	(10,488,248)

(a)	Includes tax exempt income as shown below:

Tax-Aware Overlay B	$14,662,227

Tax-Aware Overlay C	4,160,244

Tax-Aware Overlay N	3,099,976

(b)

As of September 30, 2022 Overlay A Portfolio, Tax-Aware Overlay A Portfolio, Overlay B, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio, and Tax-Aware Overylay N Portfolio deferred $15,320,183, $38,748,457, $99,657,192, $9,968,595, $14,097,046, and $1,453,057 in post October losses, respectively. These losses will be treated as arising on October 1, 2022. As of September 30, 2022 Overlay A Portfolio, Tax-Aware Overlay A Portfolio, Overlay B Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio, and Tax-Aware Overlay N Portfolio deferred $6,589,255, $54,112,598, $5,280,515, $73,638,758, $14,216,284, and $6,924,095 in straddle losses, respectively.

(c)

The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales, the tax treatment of swaps and passive foreign investment companies (PFICs), the realization for tax purposes of gains/losses on certain derivative instruments, and the tax treatment of callable bonds.

(d)

The differences between book-basis and tax-basis components of accumulated earnings/(deficit) are attributable primarily to the amortization of offering costs, and the accrual of foreign capital gains tax.

Under current tax rules, regulated investment companies can elect to treat certain late-year ordinary losses incurred and post-October capital losses (capital losses realized after October 31) as arising on the first day of the following taxable year.

For tax purposes, net capital losses may be carried over to offset future capital gains, if any. Portfolios are permitted to carry forward capital losses for an indefinite period, and such losses will retain their character as either short-term or long-term capital losses. As of September 30, 2022, the Portfolios did not have any capital loss carryforwards.

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NOTE 5.	Risks Involved in Investing in the Portfolios

Market Risk—The Portfolios are subject to market risk, which is the risk that stock or bond prices in general or in particular countries or sectors may decline over short or extended periods. Stock or bond prices may decline in response to adverse changes in the economy or the economic outlook; deterioration in investor sentiment; interest rate, currency and commodity price fluctuations; adverse geopolitical, social or environmental developments; issuer- and sector-specific considerations; public health crises (including the occurrence of a contagious disease or illness); policy and legislative changes; cybersecurity events; and other factors.

Economies and financial markets throughout the world are becoming increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, sanctions, regional and global conflicts, terrorism, natural disasters (including the spread of infectious illness) and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the Portfolios invest in securities of issuers located in or with significant exposure to countries experiencing economic and financial difficulties, the value and liquidity of the Portfolios’ investments may be negatively affected.

Management Risk—The Portfolios are subject to management risk because it is an actively managed investment portfolios. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Portfolios, but these techniques, analyses and decisions may not work as intended or may not produce the desired results, and may, during certain periods, result in increased volatility for the Portfolios or cause the value of the Portfolios’ shares to go down. In some cases, derivatives and other investment techniques may be unavailable, or the Adviser may determine not to use them, possibly even under market conditions where their use could benefit the Portfolios. Some of these techniques may incorporate, or rely upon, quantitative models, but there is no guarantee that these models will generate accurate forecasts, reduce risk or otherwise perform as expected. In addition, the Adviser may change the Portfolios’ investment strategies or policies from time to time. Those changes may not lead to the results intended by the Adviser and could have an adverse effect on the value or performance of the Portfolios.

Allocation Risk—The allocation of investments among different global asset classes may have a significant effect on the Portfolios’ net asset value when one of these asset classes is performing more poorly than others. As the direct investments, investments in other funds and derivative positions will be periodically rebalanced to reflect the Adviser’s view of market and economic conditions, there will be transaction costs which may be, over time, significant. In addition, there is a risk that certain asset allocation decisions may not achieve the desired results and, as a result, the Portfolios may incur significant losses.

Derivatives Risk—The Portfolios intend to use derivatives as direct investments to earn income, enhance return and broaden portfolio diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk that changes in the value of the derivative may not correlate with relevant assets, rates or indices. Derivatives may be difficult to price or unwind, and small changes may produce disproportionate losses for the Portfolios. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Assets required to be set aside or posted to cover or secure derivatives positions may themselves go down in value, and these collateral and other requirements may limit investment flexibility. Some derivatives involve leverage, which can make the Portfolios more volatile and can compound other risks. Derivatives, especially over-the-counter derivatives, are also subject to counterparty risk, which is the risk that the counterparty (the party on the other side of the transaction) on a derivative transaction will be unable or unwilling to honor its contractual obligations to the Portfolios. Use of derivatives may have different tax consequences for the Portfolios than an investment in the underlying asset or index, and such differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and certain foreign governments have adopted regulations governing derivatives markets, including mandatory clearing of certain derivatives as well as additional regulations governing margin, reporting and registration requirements. The ultimate impact of the regulations remains unclear. Additional regulation may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance, or disrupt markets.

Leverage Risk—Leverage creates exposure to gains and losses in a greater amount than the dollar amount made in an investment by attempting to enhance return or value without increasing the investment amount. Leverage can magnify the effects of changes in the value of the Portfolios’ investments and make it more volatile. The use of leverage may cause the Portfolios to liquidate portfolio positions when it may not be advantageous to do so.

2022 Annual Report	161

Notes to Financial Statements (continued)

Illiquid Investments Risk—Illiquid investments risk exists when particular investments are difficult or impossible to purchase or sell, possibly preventing the Portfolios from purchasing or selling these securities at an advantageous price. The Overlay Portfolios that invest in municipal securities are subject to greater risk because the market for municipal securities is generally smaller and may not be as liquid as many other fixed income markets, which may make municipal securities more difficult to trade or dispose of than other types of securities. Illiquid securities may also be difficult to value. If the Portfolios are forced to sell an illiquid asset to meet redemption requests or other cash needs, or to try to limit losses, the Portfolios may be forced to sell at a substantial loss or may not be able to sell at all.

Redemption Risk—The Portfolios may experience heavy redemptions that could cause the Portfolios to liquidate their assets at inopportune times or unfavorable prices or increase or accelerate taxable gains or transaction costs and may negatively affect the Portfolios’ net asset value, or performance, which could cause the value of your investment to decline. Redemption risk is heightened during periods of overall market turmoil.

Mortgage-Related and Asset-Related Securities Risk—Mortgage- and asset-related securities represent interests in “pools” of mortgages or other assets, including consumer loans or receivables held in trust. Mortgage- and asset-related securities are subject to credit, interest rate, prepayment and extension risks. These securities also are subject to risk of default on the underlying mortgage or asset, particularly during periods of economic downturn. Small movements in interest rates (both increases and decreases) may quickly and significantly reduce the value of certain mortgage-related securities. Assets-related securities entail certain risks not presented by mortgage-backed securities, including the risk that it may be difficult to perfect the liens securing any collateral backing certain asset-backed securities.

Prepayment and Extension Risk—Prepayment risk is the risk that a loan, bond or other security might be called or otherwise converted, prepaid or redeemed before maturity. If this happens, particularly during a time of declining interest rates or credit spreads, the Portfolios will not benefit from the rise in market price that normally accompanies a decline in interest rates, and may not be able to invest the proceeds in securities providing as much income, resulting in a lower yield to the Portfolio. Conversely, extension risk is the risk that as interest rates rise or spreads widen, payments of securities may occur more slowly than anticipated by the market. If this happens, the values of these securities may go down because their interest rates are lower than current market rates and they remain outstanding longer than anticipated.

Subordination Risk—The Portfolios may invest in securities that are subordinated to more senior securities of an issuer, or which represent interests in pools of such subordinated securities. Subordinated securities will be disproportionately affected by a default or even a perceived decline in creditworthiness of the issuer. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer, any loss incurred by the subordinated securities is likely to be proportionately greater, and any recovery of interest or principal may take more time.

Municipal Market Risk—This is the risk that special factors may adversely affect the value of municipal securities and have a significant effect on the yield or value of the Portfolios’ investments in municipal securities. These factors include economic conditions, political or legislative changes, uncertainties related to the tax status of municipal securities, or the rights of investors in these securities. The value of municipal securities may also be adversely affected by health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. There have been some municipal issuers that have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may get worse, particularly in light of the economic impact of the recent spread of an infectious coronavirus (COVID-19). To the extent the Portfolios invest in a particular state’s municipal securities, it may be vulnerable to events adversely affecting that state, including economic, political and regulatory occurrences, court decisions, terrorism, public health crises (including the occurrence of a contagious disease or illness) and catastrophic natural disasters, such as hurricanes, wildfires, flooding and earthquakes. The Portfolios’ investments in certain municipal securities with principal and interest payments that are made from the revenues of a specific project or facility, and not general tax revenues, are subject to the risk that factors affecting the project or facility, such as local business or economic conditions, could have a significant effect on the project’s ability to make payments of principal and interest on these securities.

In addition, changes in tax rates or the treatment of income from certain types of municipal securities, among other things, could negatively affect the municipal securities markets.

162	Sanford C. Bernstein Fund, Inc.

The Portfolios may invest in municipal securities of issuers in Puerto Rico or other U.S. territories and their governmental agencies and municipalities, which are exempt from federal, state, and, where applicable, local income taxes. These municipal securities may have more risks than those of other U.S. issuers of municipal securities. Puerto Rico continues to face a very challenging economic and fiscal environment, worsened by the spread of COVID-19 and the adverse effect that related governmental and public responses have had on Puerto Rico’s economy. If the general economic situation in Puerto Rico continues to persist or worsens, the volatility and credit quality of Puerto Rican municipal securities could continue to be adversely affected, and the market for such securities may deteriorate further.

Interest-Rate Risk—Changes in interest rates will affect the value of investments in fixed-income securities. When interest rates rise, the value of existing investments in fixed-income securities tends to fall and this decrease in value may not be offset by higher income from new investments. Interest rate risk is generally greater for fixed-income securities with longer maturities or durations. The Portfolios may be subject to a greater risk of rising interest rates than would normally be the case due to the end of a recent period of historically low rates and the effect of potential government fiscal and monetary policy initiatives and resulting market reaction to those initiatives.

Credit Risk—This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The issuer or guarantor may default, potentially causing a loss of the full principal amount of a security and accrued interest. The degree of risk for a particular security may be reflected in its credit rating. The credit rating of a fixed-income security may be downgraded after purchase, which may adversely affect the value of the security. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations, making credit risk greater for medium-quality and lower-rated debt securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative credit risks. At times when credit risk is perceived to be greater, credit “spreads” (i.e., the difference between the yields on lower quality securities and the yields on higher quality securities) may get larger or “widen”. As a result, the values of the lower quality securities may go down more and they may become harder to sell.

Duration Risk—Duration is a measure that relates the expected price volatility of a fixed-income security to changes in interest rates. The duration of a fixed-income security may be shorter than or equal to full maturity of the fixed-income security. Fixed-income securities with longer durations have more interest rate risk and will decrease in price as interest rates rise. Securities that have final maturities longer than their durations may be affected by increased credit spreads to a far greater degree than their durations would suggest, because they are exposed to credit risk until final maturity.

Foreign (Non-U.S.) Securities Risk—Investments in foreign securities entail significant risks in addition to those customarily associated with investing in U.S. securities, such as less liquid, less transparent, less regulated and more volatile markets. These risks include risks related to unfavorable or unsuccessful government actions, reduction of government or central bank support, inadequate accounting standards and auditing and financial recordkeeping requirements, lack of information, and adverse market, economic, political and regulatory factors and social instability, all of which could disrupt the financial markets in which the Portfolios invest and adversely affect the value of the Portfolios’ assets.

Emerging-Markets Securities Risk—The risks of investing in foreign (non-U.S.) securities are heightened with respect to issuers in emerging-market countries, because the markets are less developed and less liquid and there may be a greater amount of economic, political and social uncertainty. Emerging markets typically have fewer medical and economic resources than more developed countries, and thus they may be less able to control or mitigate the effects of a pandemic. In addition, the value of the Portfolios’ investments may decline because of factors such as unfavorable or unsuccessful government actions and reduction of government or central bank support.

Foreign Currency Risk—This is the risk that changes in foreign (non-U.S.) currency exchange rates may negatively affect the value of the Portfolios investments or reduce the returns of the Portfolios. For example, the value of the Portfolios’ investments in foreign securities and foreign currency positions may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar).

Actions by a Few Major Investors—In certain countries, volatility may be heightened by actions of a few major investors. For example, substantial increases or decreases in cash flows of mutual funds investing in these markets could significantly affect local securities prices and, therefore, share prices of the Portfolios.

2022 Annual Report	163

Notes to Financial Statements (continued)

Commodity Risk—The value of commodity-linked derivatives, exchange traded notes and exchange traded funds may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as changes in climate conditions, drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Inflation Risk—This is the risk that the value of assets or income from investments will be less in the future as inflation decreases the value of money. As inflation increases, the value of the Portfolios’ assets can decline as can the value of the Portfolios’ distributions. This risk is significantly greater for fixed-income securities with longer maturities. Rates of inflation have recently risen, which could adversely affect economies and markets.

Inflation-Protected Securities Risk—The terms of inflation-protected securities provide for the coupon and/or maturity value to be adjusted based on changes in an inflation index. Decreases in the inflation rate or in investors’ expectations about inflation could cause these securities to underperform non-inflation-adjusted securities on a total-return basis. In addition, there can be no assurance that the relevant inflation index will accurately measure the rate of inflation, in which case the securities may not work as intended. These securities may be more difficult to trade or dispose of than other types of securities.

Lower-rated Securities Risk—Lower-rated securities, or junk bonds/high-yield securities, are subject to greater risk of loss of principal and interest and greater market risk than higher-rated securities. The capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates.

Real Estate Related Securities Risk—Investing in real estate related securities includes, among others, the following risks: possible declines in the value of real estate; risks related to general and local economic conditions, including increases in the rate of inflation; possible lack of availability of mortgage funds; overbuilding; extended vacancies of properties; increases in competition, property taxes and operating expenses; changes in zoning laws; costs resulting from the clean-up of, and liability to third parties for damages resulting from, environmental problems; casualty or condemnation losses; uninsured damages from floods, earthquakes or other natural disasters; limitations on and variations in rents; and changes in interest rates. In addition, global climate change may have an adverse effect on property and security values. Investing in Real Estate Investment Trusts (“REITs”) involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Investing in REITs also involves risks similar to those associated with investing in small-capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities.

Investment in Other Investment Companies Risk—As with other investments, investments in other investment companies, including other AB mutual funds and ETFs, are subject to market and management risk. In addition, if the Portfolios acquire shares of investment companies, shareholders bear both their proportionate share of expenses in the Portfolios (including management and advisory fees) and, indirectly, the expenses of the investment companies in which the Portfolios invest.

Tax Risk—There is no guarantee that the income on a Portfolio’s municipal securities will be exempt from regular federal income, and if applicable, state income taxes. Unfavorable legislation, adverse interpretations by federal or state authorities, litigation or noncompliant conduct by the issuer of a municipal security could affect the tax-exempt status of municipal securities. If the Internal Revenue Service or a state authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to regular federal income tax and/or state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Portfolio shareholders could be recharacterized as taxable. The U.S. Congress has considered changes to U.S. federal tax law that would, if enacted, have a negative impact on certain types of municipal securities, such as private activity bonds, or would otherwise make investments in municipal bonds less attractive.

LIBOR Transition and Associated Risk—The Portfolios may be exposed to debt securities, derivatives or other financial instruments that utilize the London Interbank Offered Rate, or “LIBOR,” as a “benchmark” or “reference rate” for various

164	Sanford C. Bernstein Fund, Inc.

interest rate calculations. In 2017, the United Kingdom Financial Conduct Authority (“FCA”), which regulates LIBOR, announced a desire to phase out the use of LIBOR by the end of 2021. The FCA and LIBOR’s administrator, ICE Benchmark Administration, have since announced that most LIBOR settings (which reflect LIBOR rates quoted in different currencies over various time periods) will no longer be published after the end of 2021 but that the most widely used U.S. Dollar LIBOR settings will continue to be published until June 30, 2023. However, banks were strongly encouraged to cease entering into agreements with counterparties referencing LIBOR by the end of 2021. It is possible that a subset of LIBOR settings will be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. Since 2018 the Federal Reserve Bank of New York has published the secured overnight funding rate (referred to as SOFR), which is intended to replace U.S. Dollar LIBOR. SOFR is a broad measure of the cost of borrowing cash overnight collateralized by U.S. Treasury securities in the repurchase agreement (repo) market and has been used increasingly on a voluntary basis in new instruments and transactions. In addition, on March 15, 2022, the Adjustable Interest Rate Act was signed into law. This law provides a statutory fallback mechanism to replace LIBOR with a benchmark rate that is selected by the Federal Reserve Board and based on SOFR for certain contracts that reference LIBOR without adequate fallback provisions.

The elimination of LIBOR or changes to other reference rates or any other changes or reforms to the determination or supervision of reference rates could have an adverse impact on the market for, or value of, any securities or payments linked to those reference rates, which may adversely affect the Portfolios’ performance and/or net asset value. Uncertainty and risk also remain regarding the willingness and ability of issuers and lenders to include revised provisions in new and existing contracts or instruments. Consequently, the transition from LIBOR to other reference rates may lead to increased volatility and illiquidity in markets that are tied to LIBOR, fluctuations in values of LIBOR-related investments or investments in issuers that utilize LIBOR, increased difficulty in borrowing or refinancing and diminished effectiveness of hedging strategies, potentially adversely affecting the Portfolios’ performance. Furthermore, the risks associated with the expected discontinuation of LIBOR and transition may be exacerbated if the work necessary to effect an orderly transition to an alternative reference rate is not completed in a timely manner. Neither the effect of the LIBOR transition process nor its ultimate success can yet be known.

Cybersecurity Risk—As the use of the internet and other technologies has become more prevalent in the course of business, the Portfolios have become more susceptible to operational and financial risks associated with cybersecurity. Cybersecurity incidents can result from deliberate attacks such as gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption, or from unintentional events, such as the inadvertent release of confidential information. Cybersecurity failures or breaches of the Portfolios or their service providers or the issuers of securities in which the Portfolios invest have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, the inability of Portfolio shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, and/or additional compliance costs. While measures have been developed which are designed to reduce the risks associated with cybersecurity, there is no guarantee that those measures will be effective, particularly since the Portfolios do not control the cybersecurity defenses or plans of their service providers, financial intermediaries and companies in which they invest or with which they do business.

Cybersecurity incidents, both intentional and unintentional, may allow an unauthorized party to gain access to Portfolio or shareholder assets, Portfolio or customer data (including private shareholder information), or proprietary information, or cause a Portfolio, the Adviser, and/or the Portfolios’ service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or lose operational functionality, or prevent Portfolio investors from purchasing, redeeming or exchanging shares or receiving distributions. A Portfolio and the Adviser have limited ability to prevent or mitigate cybersecurity incidents affecting third-party service providers. Cybersecurity incidents may result in financial losses to such Portfolio and its shareholders, and substantial costs may be incurred in order to prevent any future cybersecurity incidents.

Indemnification Risk—In the ordinary course of business, the Portfolios enter into contracts that contain a variety of indemnifications. The Portfolios’ maximum exposure under these arrangements is unknown. However, the Portfolios have not had prior claims or losses pursuant to these indemnification provisions and expect the risk of loss thereunder to be remote. Therefore, the Portfolios have not accrued any liability in connection with these indemnification provisions.

2022 Annual Report	165

Notes to Financial Statements (continued)

NOTE 6.	Capital-Share Transactions

As of September 30, 2022, the Sanford C. Bernstein Fund, Inc., has authorized 17.5 billion shares of common stock, par value $0.001 per share, of which 3.7 billion shares are allocated to the Overlay Portfolios. Each Class 1 and Class 2 of the Overlay Portfolios with the exception of Class 1 of the Tax-Aware Overlay A Portfolio, is allocated 300 million shares, Class 1 of the Tax-Aware Overlay A Portfolio is allocated 400 million shares.

Share transactions for each Portfolio for the years ended September 30, 2022 and September 30, 2021, were as follows:

	OVERLAY A PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21
Class 1 Shares

Shares sold	5,161,881	6,975,931	$73,199,634	$104,883,277

Shares issued on reinvestment of dividends and distributions	11,002,154	859,674	164,812,261	12,087,010

Shares redeemed	(16,556,316)	(22,486,338)	(229,970,448)	(336,005,608)

Net increase (decrease)	(392,281)	(14,650,733)	$8,041,447	$(219,035,321)

Class 2 Shares

Shares sold	3,205,618	3,306,670	$46,184,559	$49,597,763

Shares issued on reinvestment of dividends and distributions	2,245,552	212,069	33,660,824	2,983,822

Shares redeemed	(5,212,898)	(7,696,212)	(72,241,958)	(112,985,421)

Net increase (decrease)	238,272	(4,177,473)	$7,603,425	$(60,403,836)

	TAX-AWARE OVERLAY A PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21

Class 1 Shares

Shares sold	8,239,428	9,190,826	$124,924,353	$146,617,709

Shares issued on reinvestment of dividends and distributions	17,694,177	1,373,308	286,114,840	20,517,230

Shares redeemed	(27,404,212)	(24,057,629)	(392,609,957)	(378,684,923)

Net increase (decrease)	(1,470,607)	(13,493,495)	$18,429,236	$(211,549,984)

Class 2 Shares

Shares sold	3,637,451	2,892,962	$54,209,370	$46,032,730

Shares issued on reinvestment of dividends and distributions	5,184,428	450,319	83,935,889	6,732,259

Shares redeemed	(11,485,349)	(9,870,817)	(163,542,244)	(157,428,227)

Net decrease	(2,663,470)	(6,527,536)	$(25,396,985)	$(104,663,238)

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	OVERLAY B PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21
Class 1 Shares

Shares sold	5,187,066	6,284,207	$52,635,006	$72,678,968

Shares issued on reinvestment of dividends and distributions	12,258,298	1,996,152	128,099,219	22,576,479

Shares redeemed	(14,266,407)	(14,875,367)	(141,582,540)	(172,769,132)

Net increase (decrease)	3,178,957	(6,595,008)	$39,151,685	$(77,513,685)

Class 2 Shares

Shares sold	2,768,787	2,741,819	$28,109,864	$31,726,915

Shares issued on reinvestment of dividends and distributions	2,386,700	412,613	24,988,745	4,674,906

Shares redeemed	(4,048,900)	(5,336,524)	(40,374,044)	(61,717,417)

Net increase (decrease)	1,106,587	(2,182,092)	$12,724,565	$(25,315,596)

	TAX-AWARE OVERLAY B PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21
Class 1 Shares

Shares sold	5,167,231	5,932,586	$58,606,873	$71,150,237

Shares issued on reinvestment of dividends and distributions	6,316,673	1,732,503	74,410,400	20,200,980

Shares redeemed	(15,340,567)	(12,195,093)	(168,867,440)	(146,395,049)

Net decrease	(3,856,663)	(4,530,004)	$(35,850,167)	$(55,043,832)

Class 2 Shares

Shares sold	2,637,541	2,450,725	$29,277,113	$29,387,920

Shares issued on reinvestment of dividends and distributions	2,676,362	793,587	31,554,311	9,269,101

Shares redeemed	(9,964,823)	(7,116,851)	(108,196,503)	(85,527,017)

Net decrease	(4,650,920)	(3,872,539)	$(47,365,079)	$(46,869,996)

2022 Annual Report	167

Notes to Financial Statements (continued)

	TAX-AWARE OVERLAY C PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21
Class 1 Shares

Shares sold	1,057,828	1,803,362	$11,813,931	$21,619,226

Shares issued on reinvestment of dividends and distributions	1,982,126	443,699	22,913,374	5,160,211

Shares redeemed	(4,897,168)	(4,060,499)	(53,297,436)	(48,307,668)

Net decrease	(1,857,214)	(1,813,438)	$(18,570,131)	$(21,528,231)

Class 2 Shares

Shares sold	1,249,340	125,254	$13,473,115	$1,492,108

Shares issued on reinvestment of dividends and distributions	1,078,846	260,481	12,493,037	3,032,003

Shares redeemed	(4,167,408)	(3,193,377)	(44,001,549)	(38,397,189)

Net decrease	(1,839,222)	(2,807,642)	$(18,035,397)	$(33,873,078)

	TAX-AWARE OVERLAY N PORTFOLIO

	SHARES		AMOUNT

	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21	YEAR ENDED 9/30/22	YEAR ENDED 9/30/21
Class 1 Shares

Shares sold	1,130,667	943,846	$12,386,714	$11,169,514

Shares issued on reinvestment of dividends and distributions	1,555,650	443,500	18,154,440	5,086,947

Shares redeemed	(5,060,445)	(3,249,334)	(55,112,991)	(38,010,840)

Net decrease	(2,374,128)	(1,861,988)	$(24,571,837)	$(21,754,379)

Class 2 Shares

Shares sold	291,531	324,236	$3,332,167	$3,779,188

Shares issued on reinvestment of dividends and distributions	343,776	97,786	4,015,302	1,122,583

Shares redeemed	(1,795,974)	(1,458,877)	(19,448,344)	(17,394,103)

Net decrease	(1,160,667)	(1,036,855)	$(12,100,875)	$(12,492,332)

NOTE 7.	Recent Accounting Pronouncements

In March 2020, the Financial Accounting Standards Board issued an Accounting Standards Update, ASU 2020-04, “Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting.” ASU 2020-04 provides optional guidance to ease the potential accounting burden due to the discontinuation of the LIBOR and other interbank-offered based reference rates. ASU 2020-04 is effective as of March 12, 2020 through December 31, 2022. Management is currently evaluating the impact, if any, of applying ASU 2020-04.

168	Sanford C. Bernstein Fund, Inc.

NOTE 8.	Subsequent Events

Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that there are no material events that would require disclosure in the Portfolios’ financial statements through this date.

2022 Annual Report	169

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Sanford C. Bernstein Fund, Inc. and Shareholders of Overlay A Portfolio, Tax-Aware Overlay A Portfolio, Overlay B Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio and Tax-Aware Overlay N Portfolio

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Overlay A Portfolio, Tax-Aware Overlay A Portfolio, Overlay B Portfolio, Tax-Aware Overlay B Portfolio, Tax-Aware Overlay C Portfolio and Tax-Aware Overlay N Portfolio (six of the thirteen portfolios constituting Sanford C. Bernstein Fund, Inc., hereafter collectively referred to as the “Portfolios”) as of September 30, 2022, the related statements of operations for the year ended September 30, 2022, the statements of changes in net assets for each of the two years in the period ended September 30, 2022, including the related notes, and the financial highlights for each of the five years in the period ended September 30, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Portfolios as of September 30, 2022, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2022 and each of the financial highlights for each of the five years in the period ended September 30, 2022 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Portfolios’ management. Our responsibility is to express an opinion on the Portfolios’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Portfolios in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2022 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

November 23, 2022

We have served as the auditor of one or more of the investment companies in the AB Group of Mutual Funds since at least 1985. We have not been able to determine the specific year we began serving as auditor.

170	Sanford C. Bernstein Fund, Inc.

2022 Federal Tax Information (Unaudited)

For Federal income tax purposes, the following information is furnished with respect to the distributions paid by each applicable Portfolio during the taxable year ended September 30, 2022. For corporate shareholders, the following percentages of dividends paid by each Portfolio qualify for the dividends received deduction. Additionally, for foreign shareholders the following percentages of ordinary income dividends paid by each Portfolio may be considered to be qualifying to be taxed as interest-related dividends.

PORTFOLIO	DIVIDENDS RECEIVED DEDUCTION % (CORPORATE SHAREHOLDERS)	% OF QUALIFIED INTEREST INCOME (FOREIGN SHAREHOLDERS)
Overlay A	45.14%	1.72%

Tax-Aware Overlay A	38.62%	2.58%

Overlay B	0.43%	38.02%

Tax-Aware Overlay B	9.17%	1.37%

Tax-Aware Overlay C	7.30%	1.04%

Tax-Aware Overlay N	9.58%	1.19%

For the taxable year ended September 30, 2022, each Portfolio designates the following amounts as the maximum amount that may be considered qualified dividend income for individual shareholders.

PORTFOLIO	QUALIFIED DIVIDEND INCOME
Overlay A	$43,812,116

Tax-Aware Overlay A	65,210,029

Overlay B	1,642,089

Tax-Aware Overlay B	11,271,640

Tax-Aware Overlay C	3,215,431

Tax-Aware Overlay N	2,440,257

For the taxable year ended September 30, 2022, the long-term capital gain designations are as follows:

PORTFOLIO	LONG-TERM CAPITAL GAIN DISTRIBUTION

Overlay A	$163,540,332
Tax-Aware Overlay A	329,292,991

Overlay B	74,606,829

Tax-Aware Overlay B	35,667,264

Tax-Aware Overlay C	10,700,357

Tax-Aware Overlay N	7,967,575

Shareholders should not use the above information to prepare their income tax returns. The information necessary to complete your income tax returns will be included with your Form 1099-DIV which will be sent to you separately in January 2023.

2022 Annual Report	171

Sanford C. Bernstein Fund, Inc.—Overlay Portfolios

BOARD OF DIRECTORS

Debra Perry*^

Chair

Beata D. Kirr

President

R. Jay Gerken*^

Director

Jeffrey R. Holland*

Director

William Kristol*

Director

Michelle McCloskey*

Director

Donald K. Peterson*

Director

OFFICERS

Alexander Barenboym(1)

Vice President

Daniel J. Loewy(1)

Vice President

Caglasu Altunkopru(1)

Vice President

Emilie D. Wrapp

Secretary

Michael B. Reyes

Senior Vice President

Joseph J. Mantineo

Treasurer and Chief Financial Officer

Phyllis J. Clarke

Controller

Vincent S. Noto

Chief Compliance Officer

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

300 Madison Avenue

New York, New York 10017

LEGAL COUNSEL

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, New York 10019

CUSTODIAN AND ACCOUNTING AGENT

State Street Bank and Trust Company

State Street Corporation CCB/5

1 Iron Street

Boston, Massachusetts 02210

TRANSFER AGENT

DST Asset Manager Solutions

2000 Crown Colony Drive

Quincy, Massachusetts 02169

INVESTMENT ADVISER

AllianceBernstein L.P.

501 Commerce Street

Nashville, Tennessee 37203

*	Member of the Audit Committee, the Governance, Nominating and Compensation Committee, and the Independent Directors Committee.
^	Member of the Pricing Committee.
(1)	The day-to-day management of, and investment decisions for, the Overlay Portfolios are made by the Adviser’s Asset Allocation Team. Messrs. Barenboym and Loewy and Ms. Altunkopru are the investment professionals with the most significant responsibility for the day-to-day management of the Funds’ portfolios.

172	Sanford C. Bernstein Fund, Inc.

DIRECTORS’ INFORMATION
Name, Address+, Age, (Year of Election*)	Principal Occupation(s) During Past Five (5) Years and Other Information	Portfolios in Fund Complex Overseen By Director	Other Directorships Currently Held by Director
INTERESTED DIRECTOR
Beata D. Kirr** c/o AllianceBernstein L.P. 1345 Avenue of the Americas New York, NY 10105 48 (2019)	Senior Vice President of the Investment Adviser with which she has been associated since prior to 2017. She is the Co-Head of Investment Strategies since April 2020 and a National Managing Director since 2017. She was previously the Head of Private Client Core Asset Strategies. She joined the firm in 2007 as a Senior Portfolio Manager. Prior to joining AB, she was a director at Harris Alternatives, a global fund of hedge funds, and was with Goldman Sachs, where she advised clients in the Equities, M&A and Equity Capital Markets divisions, from their New York, London and Chicago offices.	17	Women Employed

DISINTERESTED DIRECTORS
Debra Perry,#^ Chair of the Board 71 (2011)	Formerly, Senior Managing Director of Global Ratings and Research, Moody’s Investors Service, Inc. from 2001 to 2004; Chief Administrative Officer, Moody’s, from 1999 to 2001; Chief Credit Officer, Moody’s, from 2000 to 2001; Group Managing Director for the Finance, Securities and Insurance Ratings Groups, Moody’s Corp., from 1996 to 1999; earlier she held executive positions with First Boston Corporation and Chemical Bank.	17	Assurant, Inc., since 2017; Korn/Ferry International, since 2008; Genworth Financial, Inc., from 2016-2022; PartnerRe, from 2013-2016; Bank of America Funds Series Trust, from 2011-2016

R. Jay Gerken,#^ 71 (2013)	Formerly, President and Chief Executive Officer of Legg Mason Partners Fund Advisor, LLC, and President & Board Member of The Legg Mason and Western Asset mutual funds from 2005 until June 2013. Previously, he was the President and Chair of the boards of the Citigroup Asset Management mutual funds from 2002 to 2005; Portfolio Manager and Managing Director, Smith Barney Asset Management from 1993 to 2001 and President & CEO, Directions Management of Shearson Lehman, Inc. from 1988 to 1993.	17	Cedar Lawn Corporation; New Jersey Chapter of The Nature Conservancy; and Associated Banc-Corp

Jeffrey R. Holland,# 56 (2019)	Formerly, Limited Partner of Brown Brothers Harriman from 2014 to 2018. Prior thereto, General Partner of Brown Brothers Harriman from 2006 to 2013.	17	Director of various non-profit organizations

2022 Annual Report	173

Sanford C. Bernstein Fund, Inc.—Overlay Portfolios (continued)

DIRECTORS’ INFORMATION (continued)
Name, Address+, Age, (Year of Election*)	Principal Occupation(s) During Past Five (5) Years and Other Information	Portfolios in Fund Complex Overseen By Director	Other Directorships Currently Held by Director
William Kristol,# 69 (1994)	Founder and Editor, The Weekly Standard from 1995 to 2018. He is a regular contributor on leading political commentary shows. He has served as the inaugural Vann Professor of Ethics and Society at Davidson College since 2019.	17	Manhattan Institute; John M. Ashbrook Center for Public Affairs at Ashland University; The Salvatori Center at Claremont McKenna College; The Institute for the Study of War; Foundation for Constitutional Government; and Defending Democracy Together, a non-profit educational corporation

Michelle McCloskey,# 60 (2019)	Formerly, President of Americas, Man Group from 2017 to August 2019 and President of Man FRM from 2015 to August 2019. Prior thereto, she was a Senior Managing Director of Man FRM from 2012 to 2015. While at the Man Group, she served on the Executive Committee of Man Group plc from 2012 to 2019, as Chief Executive Officer, Board of Managers of Man Alternative Multi Strategy Fund from 2016 to 2019 and as President and Chair of the Board of the Pine Grove Institutional Funds from 2016 to 2019. She currently serves on the Investment Advisory Committee of Texas Tech University Endowment.	17	Assured Guaranty Ltd. since May 2021

Donald K. Peterson,# 73 (2007)	Formerly, Chairman and Chief Executive Officer, Avaya Inc. (telecommunications equipment and services) from 2002 to 2006; President and Chief Executive Officer, Avaya Inc. from 2000 to 2001; President, Enterprise Systems Group in 2000; Chief Financial Officer, Lucent Technologies (telecommunications equipment and services) from 1996 to 2000; Chief Financial Officer, AT&T, Communications Services Group from 1995 to 1996; President, Nortel Communications Systems, Inc. (telecommunications and networking equipment) from 1994 to 1995. Prior thereto, he was at Nortel from 1976 to 1995.	17	Worcester Polytechnic Institute, (Emeritus); Member of the Board of TIAA-Bank, FSB

+ The address for each of the Fund’s Disinterested Directors is c/o AllianceBernstein L.P., Attention: Legal and Compliance Department-Mutual Fund Legal, 1345 Avenue of the Americas, New York, NY 10105.

* There is no stated term of office for the Directors.

* * Ms. Kirr is an “interested person” as defined by the Investment Company Act of 1940, because of her affiliation with AllianceBernstein.

# Member of the Audit Committee, the Governance, Nominating and Compensation Committee, and the Independent Directors Committee.

^ Member of the Pricing Committee.

174	Sanford C. Bernstein Fund, Inc.

OFFICERS’ INFORMATION
Name, Address* and Age	Position(s) Held with Fund	Principal Occupation During Past Five (5) Years
Beata D. Kirr, 48	President	See biography above.

Alexander Barenboym, 51	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017.

Daniel J. Loewy, 48	Vice President	Senior Vice President of the Adviser**, with which he has been associated since prior to 2017. He is also Chief Investment Officer and Head of Multi-Asset Solutions and Chief Investment Officer for Dynamic Asset Allocation.

Caglasu Altunkopru, 50	Vice President	Senior Vice President of the Adviser**, with which she has been associated in a substantially similar capacity to her current position since prior to 2017.

Emilie D. Wrapp, 66	Secretary	Senior Vice President, Assistant General Counsel and Assistant Secretary of AllianceBernstein Investments, Inc. (“ABI”)**, with which she has been associated since prior to 2017.

Michael B. Reyes, 46	Senior Vice President	Vice President of the Adviser**, with which he has been associated since prior to 2017.

Joseph J. Mantineo, 63	Treasurer and Chief Financial Officer	Senior Vice President of AllianceBernstein Investor Services, Inc. (“ABIS”)**, with which he has been associated since prior to 2017.

Phyllis J. Clarke, 61	Controller	Vice President of ABIS**, with which she has been associated since prior to 2017.

Vincent S. Noto, 57	Chief Compliance Officer	Senior Vice President and Mutual Fund Chief Compliance Officer of the Adviser**, since prior to 2017.

* The address for each of the Fund’s Officers is 1345 Avenue of the Americas, New York, NY 10105.

* * The Adviser, ABI and ABIS are affiliates of the Fund.

The Fund’s Statement of Additional Information (“SAI”) has additional information about the Fund’s Directors and Officers and is available without charge upon request. Contact your financial representative or AB at (212) 486-5800, or visit www.bernstein.com, for a free prospectus or SAI.

2022 Annual Report	175

Operation and Effectiveness of the Portfolios’ Liquidity Risk Management Program:

In October 2016, the Securities and Exchange Commission (“SEC”) adopted the open-end fund liquidity rule (the “Liquidity Rule”). In June 2018 the SEC adopted a requirement that funds disclose information about the operation and effectiveness of their Liquidity Risk Management Program (“LRMP”) in their reports to shareholders.

One of the requirements of the Liquidity Rule is for the Portfolios to designate an Administrator of the Portfolios’ Liquidity Risk Management Program. The Administrator of the Portfolios’ LRMP is AllianceBernstein L.P., the Portfolios’ investment adviser (the “Adviser”). The Adviser has delegated the responsibility to its Liquidity Risk Management Committee (the “Committee”).

Another requirement of the Liquidity Rule is for the Portfolios’ Board of Directors (the “Fund Board”) to receive an annual written report from the Administrator of the LRMP, which addresses the operation of the Portfolios’ LRMP and assesses its adequacy and effectiveness. The Adviser provided the Fund Board with such annual report during the first quarter of 2022, which covered the period January 1, 2021 through December 31, 2021 (the “Program Reporting Period”).

The LRMP’s principal objectives include supporting the Portfolios’ compliance with limits on investments in illiquid assets and mitigating the risk that the Portfolios will be unable to meet their redemption obligations in a timely manner.

Pursuant to the LRMP, the Portfolios classify the liquidity of their portfolio investments into one of the four categories defined by the SEC: Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid. These classifications are reported to the SEC on Form N-PORT.

During the Program Reporting Period, the Committee reviewed whether the Portfolios’ strategy is appropriate for an open-end structure, incorporating any holdings of less liquid and illiquid assets. If the Portfolios participated in derivative transactions, the exposure from such transactions were considered in the LRMP.

The Committee also performed an analysis to determine whether the Portfolios are required to maintain a Highly Liquid Investment Minimum (“HLIM”). The Committee also incorporated the following information when determining the Portfolios’ reasonably anticipated trading size for purposes of liquidity monitoring: historical net redemption activity, a Portfolio’s concentration in an issuer, shareholder concentration, investment performance, total net assets, and distribution channels.

The Adviser informed the Fund Board that the Committee believes the Portfolios’ LRMP is adequately designed, has been implemented as intended, and has operated effectively since its inception. No material exceptions have been noted since the implementation of the LRMP. During the Program Reporting Period, liquidity in all markets was significantly recovered and improved compared to the prior reporting period which included extreme levels of price volatility and relative illiquidity beginning in March 2020 with COVID-19 impacts. As such, the program operated in a relatively robust and benign liquidity environment experienced in markets during the Program Reporting Period. There were no liquidity events that impacted the Portfolios or their ability to timely meet redemptions during the Program Reporting Period.

176	Sanford C. Bernstein Fund, Inc.

Board Consideration of Investment Management Arrangement

Sanford C. Bernstein Fund, Inc. (the “Fund”) is subject to Section 15 of the Investment Company Act of 1940, as amended. Section 15 provides that any investment advisory agreement with a registered investment company such as the Fund may continue in effect for a period of more than two years from the date of its execution, only so long as such continuance is specifically approved at least annually by the board of directors (or by vote of a majority of the outstanding voting securities of the investment company). Pursuant to this requirement, the Fund’s Board of Directors, including the Directors who are not interested persons of the Fund (the “Independent Directors”), unanimously approved the continuation of the Investment Management Agreement between the Fund, on behalf of the Emerging Markets, Short Duration Diversified Municipal, New York Municipal, California Municipal, Diversified Municipal, Short Duration Plus, Intermediate Duration, Overlay A, Tax-Aware Overlay A, Overlay B, Tax-Aware Overlay B, Tax-Aware Overlay C and Tax-Aware Overlay N Portfolios (each, a “Portfolio” and collectively, the “Portfolios”) of the Fund, and AllianceBernstein L.P. (the “Adviser”)( the “Investment Management Agreement”) at a meeting held on October 26-27, 2022.

The following discussion describes the considerations in connection with the Board’s review of the Investment Management Agreement.

In connection with the annual review of the continuation of the Investment Management Agreement between the Fund and the Adviser, counsel to the Independent Directors sent a letter to the Adviser dated August 10, 2022, that contained a list of information requested by the Independent Directors to conduct their annual review. The Board of Directors, including the Independent Directors, met by video conference and received and evaluated extensive materials relating to the continuation of the Investment Management Agreement from the Adviser. In addition, the Board received materials from the Senior Vice president of the Fund and an independent fee consultant as described below. On September 29, 2022, the Board of Directors held a video conference meeting to discuss its review of the Investment Management Agreement and the materials the Directors had been provided. At that meeting, the Independent Directors met separately with their independent counsel and the Senior Vice President and the independent fee consultant in executive sessions. Following the September 29, 2022 meeting, the Independent Directors, through counsel, requested certain additional information by means of an email from their independent counsel dated October 6, 2022, and the Adviser provided certain additional information by means of a memorandum dated October 19, 2022. On October 26-27, 2022, the Board of Directors held a meeting to continue their review of the Investment Management Agreement. During this meeting, the Adviser provided further information requested by the Independent Directors relating to contract renewal, and the Independent Directors also met separately with counsel to the Independent Directors as well as the Senior Vice President to review the contract renewal materials provided by the Adviser and the materials prepared by the Senior Vice President. At the conclusion of this meeting, the Board approved the continuation of the Investment Management Agreement for an additional annual term as described below.

In approving the Investment Management Agreement, the Board, including the Independent Directors, considered all information it deemed reasonably necessary to evaluate the terms of the Investment Management Agreement and considered whether the Agreement would be in the best interests of the Fund. In particular, the Board considered the information that was provided to them by the Adviser in response to their requests, as well as information prepared by the Senior Vice President and the independent fee consultant at the request of the Board. The Fund’s Senior Vice President assists the Board (as well as the boards of other funds sponsored by the Adviser) in evaluating investment management agreements and certain other plans and agreements pursuant to which the Adviser or its affiliates provide services to the Funds. The Board also considered other information provided to the Board in connection with the September 29, 2022 and October 26-27, 2022 meetings and throughout the past year.

The information considered by the Board included information with respect to the nature, extent and quality of services provided, investment performance, fees and expenses, profitability, economies of scale, and fall-out benefits and other revenue.

In the Board’s consideration of the factors discussed below, no single factor was considered in isolation or to be determinative to the decision of the Board to approve the Investment Management Agreement. Rather, the Board concluded, in light of a weighing and balancing of all factors considered and in the exercise of the Directors’ business judgment, that it was in the best interests of the Fund to approve the Investment Management Agreement including the fees to be charged for services thereunder, as summarized below.

2022 Annual Report	177

Board Consideration of Investment Management Arrangement (continued)

Fees and Expenses

The Board, including the Independent Directors, compared the fees and expense ratios of each Portfolio (before and after any fee waivers and expense reimbursements) against fees and expense ratios of a peer group of funds with similar investment objectives (“peer group”). Both the peer group and the funds within the peer group, with respect to the fee and expense data, were available from Strategic Insight, an independent provider of investment company data. The Senior Vice President also performed analyses of the advisory fees, and compared such analyses to the Portfolios’ peer groups. In addition, the Board received and considered information from an independent fee consultant regarding the fees and expenses of the Portfolios as well as their investment performance.

The Board also received and considered information about the services rendered, and the fee rates charged, to other clients advised by the Adviser, including information about any recent advisory fee changes with respect to other investment companies advised by the Adviser. The Board noted the differences between the services provided to the Portfolios in comparison to those provided to other types of clients, including institutional clients and other investment companies for which the Adviser acted as investment adviser or subadviser, and the differences in the entrepreneurial and other risks borne by the Adviser in serving the Portfolios compared to other types of clients.

The Board noted that the Adviser had elected to discontinue its voluntary waiver of the 0.10% shareholder servicing fee for the private client class of the Short Duration Plus Portfolio and the Short Duration Diversified Municipal Portfolio, during the next term of the shareholder servicing agreement. In that regard, the Board considered that the increasing interest rate environment had increased yields available in the marketplace on short-term investments, and that the Adviser indicated that the waivers were no longer necessary to maintain positive performance. The Board further considered that the total expense ratios of the Portfolios remained below the median of the peer group after removal of the waiver, and the Board reviewed materials estimating the impact of the removal of the waiver on the performance of the Portfolios.

The Board also noted that the Adviser had recently modified the advisory fee schedule of the Overlay A and Tax-Aware Overlay Portfolios by reducing the level where each Portfolio reaches its first breakpoint, and adding a new breakpoint on assets over $5 billion. With respect to the advisory fees charged to the Overlay Portfolios, the Directors noted that the Portfolios are intended to have an impact on a private client’s entire account, rather than just an impact at the Portfolio level.

On the basis of its review and consideration of the fees as described above and the Board’s consideration of the other factors described below, and in light of the Adviser’s implementation of certain fee waivers and/or expense caps for certain Portfolios, the Board concluded that the contractual advisory fees as proposed were reasonable.

Nature, Extent and Quality of Services Provided

The Board, including the Independent Directors, considered the nature, quality and extent of services performed by the Adviser and its affiliates gained from their experience as Directors of the Fund, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, and the Adviser’s initiative in identifying and raising potential issues with the Directors. The Board also considered the Adviser’s responsiveness, frankness and attention to concerns raised by the Directors from time to time, including the Adviser’s willingness to consider and implement organizational and other changes designed to improve investment results and the services provided to the Portfolios. The Board also considered the scope and quality of the Adviser’s investment management capabilities, other resources dedicated to performing its services, the quality of its compliance, administrative and other services provided to the Portfolios and the background and experience of the Adviser’s senior management. The Board reviewed the qualifications, backgrounds and responsibilities of the investment staff primarily responsible for day-to-day portfolio management services for each Portfolio and noted the Adviser’s commitment to strong research and investment management capabilities throughout changing market environments. The Board reviewed the compliance and administrative services of the Adviser that support the investment advisory services provided to the Portfolios.

In considering the nature and quality of the services provided by the Adviser, the Board, including the Independent Directors, received and considered information about each Portfolio’s investment performance, as well as the performance of its peer group and the performance of an appropriate benchmark index. The Board was provided with performance data versus each Portfolio’s peer group, for the 1-year, 3-year, 5-year and 10-year periods, as applicable, ended July 31, 2022 and versus each Portfolio’s benchmark index, for the relevant periods, as well as the most recently

178	Sanford C. Bernstein Fund, Inc.

available Morningstar rating for those Portfolios with an available rating. The Board also received certain updated performance information as of September 30, 2022. In addition, the Directors considered information showing performance compared to peer groups and benchmarks for rolling calendar year periods and the year to date. The Directors also receive detailed comparative performance information for the Portfolios at each regular Board meeting during the year. The Board recognized that the benchmark indices do not account for fees and expenses incurred by a fund, including the Portfolios. The Directors also considered how peer groups have changed over time and how comparisons may differ depending upon the selection of the peer groups or benchmark indices.

The Directors noted the complexity of the Overlay Portfolios, in particular the complexity of managing the globally diversified set of asset classes and derivatives in which the Overlay Portfolios can invest as well as the complexity of dynamically allocating assets through the Overlay Portfolios among various asset classes as economic and market conditions change in seeking to provide the desired risk/return trade-off for their investors in light of their overall portfolios (and not just their investment in the Overlay Portfolios themselves). In considering the performance of the Overlay Portfolios, the Board reviewed the performance of the Overlay Portfolios’ dynamic asset allocation component and the impact of that component in the recent volatile market environment. The Board considered the Adviser’s continued research efforts to enhance the dynamic asset allocation component utilized by the Overlay Portfolios. The Board further acknowledged the difficulty in selecting relevant peer groups for the Overlay Portfolios because of their unique structure and noted that the Overlay A Portfolio and Tax-Aware Overlay A Portfolio held higher percentages of equities and international equities than the funds in their relevant peer groups.

In evaluating the performance of the Portfolios that invest primarily in fixed-income securities, the Directors considered whether those Portfolios may have incurred less credit risk or interest rate risk, or both, in relation to their peer groups and benchmark indices. The Directors also noted the Adviser’s explanation that certain Portfolios are designed to maintain higher credit quality and a more conservative approach versus the funds in their relevant peer groups, and that as a result of a lower risk profile, those Portfolios have underperformed the peer group during periods when riskier assets have outperformed.

Where the Portfolios had underperformed their peer groups or benchmark indices, the Directors considered the Adviser’s explanations for performance and, as applicable, measures the Adviser had taken or proposed to take to improve performance, including enhancements to portfolio management models. The Directors noted generally the Adviser’s continued efforts to enhance the services provided to the Portfolios. The Directors also noted that they would continue to monitor investment performance closely.

The Board concluded that the Adviser had the experience and resources necessary to provide services of appropriate nature, quality and scope with respect to the Portfolios.

Profitability

The Board, including the Independent Directors, considered the level of the Adviser’s profits in respect of its management of the respective Portfolios. The materials provided to the Independent Directors included information indicating the profitability of the Portfolios to the Adviser for calendar years 2020 and 2021, which had been reviewed by an independent consultant. The Directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, noting that the methodology was consistent with the Adviser’s internal financial reporting. The Directors acknowledged that there are many potentially acceptable allocation methodologies for cost allocation, and that in certain cases the selected allocation methodology may not capture all costs borne by the Adviser with respect to a Portfolio. The Directors noted that they received information regarding all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to the Adviser’s subsidiaries that provide transfer agency and distribution services to the Fund, and that they had focused on profitability before taxes and distribution expenses. The Board further considered materials provided by the Adviser estimating the profitability of the Short Duration Plus Portfolio and the Short Duration Diversified Municipal Portfolio to the Adviser after the termination of the voluntary waiver in effect for the Portfolios. The Directors reviewed comparative information regarding profitability for other publicly-traded advisers, recognizing that it is difficult to make comparisons of profitability among different investment advisers because only limited comparative information is publicly available and the comparisons are affected by numerous factors including different business mixes.

2022 Annual Report	179

Board Consideration of Investment Management Arrangement (continued)

After reviewing all relevant factors, the Directors, including the Independent Directors, concluded that the levels of the Adviser’s profits in respect of its management of the Portfolios were not excessive.

Economies of Scale

The Board, including the Independent Directors, considered whether there have been economies of scale in respect of the management of the Portfolios, whether the Portfolios have appropriately benefited from any economies of scale, and whether there is potential for realization of any further economies of scale. The Directors discussed possible ways in which any such economies of scale may be shared with the Portfolios, including by investment in enhanced services.
The Directors also considered the Senior Vice President materials which they received in connection with the review of the Investment Management Agreement, which included information reflecting changes in asset levels of the Portfolios and in the profitability of the Adviser over various periods.

After reviewing the profitability and economies of scale information provided by the Adviser, the Board concluded that the benefits of any economies of scale were appropriately being shared with Portfolio investors by way of, among other things and as applicable, establishing advisory fees at levels that contemplated future achievement of scale, 2018 fee reductions for the Short Duration Diversified Municipal, Short Duration Plus, Intermediate Duration, and Emerging Markets Portfolios, breakpoint arrangements including the lowering of the first breakpoint and the addition of a new breakpoint in the advisory fee schedule for the Overlay A and Tax-Aware Overlay A Portfolios as well as other recently adopted or modified breakpoints for certain Portfolios, expense caps and waivers applying to select Portfolios, and the Adviser’s continued reinvestment in the business, including by researching and implementing new product enhancements. The Directors also noted that they would continue to monitor the growth of the Portfolios.

Fall-Out Benefits and Other Revenue

The Board, including the Independent Directors, also took into account so-called “fall-out benefits” to the Adviser, such as soft dollar arrangements (whereby the Adviser receives the benefit of research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), Rule 12b-1 fees and sales charges received by the principal underwriter (which is a wholly owned subsidiary of the Adviser) with respect to the retail share classes of certain Portfolios, and transfer agency fees paid by the retail share classes of certain Portfolios to a wholly-owned subsidiary of the Adviser. The Directors recognized that the Adviser’s profitability would be lower without these benefits. They also considered other benefits potentially derived from an increase in the Adviser’s business as a result of its relationship with the Fund. The Directors concluded that these fall-out benefits to the Adviser were acceptable.

Advisory Fee Rate Schedule

On the basis of the information considered, the Board determined to approve the continuation of the Investment Management Agreement for an additional annual term, without change to the Portfolios’ contractual fee schedules, as set forth below.

PORTFOLIO	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
Short Duration Diversified Municipal	0.30% of the first $750 million; 0.25% of assets in excess of $750 million.

Short Duration Plus	0.35% of the first $750 million; 0.30% of assets in excess of $750 million.

New York Municipal	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% of assets in excess of $5 billion.

180	Sanford C. Bernstein Fund, Inc.

Board Consideration of Investment Management Arrangement (continued)

PORTFOLIO	ANNUAL PERCENTAGE OF AVERAGE DAILY NET ASSETS OF EACH PORTFOLIO
California Municipal	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% of assets in excess of $5 billion.

Diversified Municipal	0.425% of the first $1 billion; 0.375% in excess of $1 billion up to, but not exceeding $3 billion; 0.325% in excess of $3 billion up to, but not exceeding $5 billion; 0.275% in excess of $5 billion up to, but not exceeding $7 billion; 0.225% of assets in excess of $7 billion.

Intermediate Duration	0.45% on the first $2.5 billion; 0.40% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.35% in excess of $5 billion up to, but not exceeding $8 billion; 0.30% of assets in excess of $8 billion.

Emerging Markets	0.95% of the first $2.5 billion; 0.90% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

Overlay A	0.90% of the first $2.5 billion; 0.875% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

Tax-Aware Overlay A	0.90% of the first $2.5 billion; 0.875% in excess of $2.5 billion up to, but not exceeding $5 billion; 0.85% of assets in excess of $5 billion.

Overlay B	0.65% of assets.

Tax-Aware Overlay B	0.65% of assets.

Tax-Aware Overlay C	0.65% of assets.

Tax-Aware Overlay N	0.65% of assets.

2022 Annual Report	181

Distributor

SANFORD C. BERNSTEIN FUND, INC.

1345 AVENUE OF THE AMERICAS, NEW YORK, NY 10105

(212) 756-4097

SCBII-1947-0922

ITEM 2. CODE OF ETHICS.

(a) The registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer and principal accounting officer. A copy of the registrant’s code of ethics is filed herewith as Exhibit 12(a)(1).

(b) During the period covered by this report, no material amendments were made to the provisions of the code of ethics adopted in 2(a) above.

(c) During the period covered by this report, no implicit or explicit waivers to the provisions of the code of ethics adopted in 2(a) above were granted.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors has determined that independent directors Donald K. Peterson, Debra Perry, R. Jay Gerken, Jeffrey R. Holland and Michelle McCloskey qualify as audit committee financial experts.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) - (c) The following table sets forth the aggregate fees billed by the independent registered public accounting firm Pricewaterhouse Coopers LLP , for the Fund’s last two fiscal years for professional services rendered for: (i) the audit of the Fund’s annual financial statements included in the Fund’s annual report to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under (i), which include advice and education related to accounting and auditing issues, quarterly press release review (for those Funds that issue quarterly press releases), and preferred stock maintenance testing (for those Funds that issue preferred stock); and (iii) tax compliance, tax advice and tax return preparation.

	Audit Fees		Audit-Related Fees	Tax Fees
Short Duration Plus Portfolio	2021	$5,988	$1,099	$3,073
	2022	$12,183	$1,926	$6,755
Intermediate Duration Portfolio	2021	$89,964	$1,099	$38,290
	2022	$89,023	$1,926	$32,119
Short Duration Diversified Muni Portfolio	2021	$5,096	$—	$1,845
	2022	$6,033	$—	$4,039
New York Muni Portfolio	2021	$43,513	$1,099	$15,822
	2022	$45,167	$1,926	$14,331
California Muni Portfolio	2021	$33,902	$1,099	$12,306
	2022	$36,512	$1,926	$11,575
Diversified Muni Portfolio	2021	$151,778	$1,099	$55,297
	2022	$150,538	$1,926	$47,778
Emerging Markets Portfolio	2021	$30,145	$1,099	$17,545
	2022	$37,161	$1,926	$16,943
Overlay A	2021	$69,244	$—	$54,414
	2022	$69,244	$—	$51,609
Tax-Aware Overlay A	2021	$56,655	$—	$54,376
	2022	$56,655	$—	$51,611
Overlay B	2021	$79,244	$—	$51,970
	2022	$79,244	$—	$49,686
Tax-Aware Overlay B	2021	$56,655	$—	$51,408
	2022	$56,655	$—	$50,589
Tax-Aware Overlay C	2021	$56,655	$—	$51,132
	2022	$56,655	$—	$50,365
Tax-Aware Overlay N	2021	$56,655	$—	$51,408
	2022	$56,655	$—	$50,587

(d) Not applicable.

(e) (1) Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund’s Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund’s independent registered public accounting firm. The Fund’s Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund.

(e) (2) All of the amounts for Audit Fees, Audit-Related Fees and Tax Fees in the table under Item 4 (a)–(c) are for services pre-approved by the Fund’s Audit Committee.

(f) Not applicable.

(g) The following table sets forth the aggregate non-audit services provided to the Fund, the Fund’s Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund:

		All Fees for Non-Audit Services Provided to the Portfolio, the Adviser and Service Affiliates	Total Amount of Foregoing Column Pre-approved by the Audit Committee (Portion Comprised of Audit Related Fees) (Portion Comprised of Tax Fees)
Short Duration Plus Portfolio	2021	$3,025,222	$4,172
			$(1,099)
			$(3,073)
	2022	$5,858,244	$8,681
			$(1,926)
			$(6,755)

Intermediate Duration Portfolio	2021	$3,060,439	$39,389
			$(1,099)
			$(38,290)
	2022	$5,883,608	$34,045
			$(1,926)
			$(32,119)

Short Duration Diversified Muni Portfolio	2021	$3,022,895	$1,845
			$—
			$(1,845)
	2022	$5,853,602	$4,039
			$—
			$(4,039)

New York Muni Portfolio	2021	$3,037,971	$16,921
			(1,099)
			(15,822)
	2022	$5,865,820	$16,257
			$(1,926)
			$(14,331)

California Muni Portfolio	2021	$3,034,455	$13,405
			$(1,099)
			$(12,306)
	2022	$5,863,064	$13,501
			$(1,926)
			$(11,575)

Diversified Muni Portfolio	2021	$3,077,446	$56,396
			$(1,099)
			$(55,297)
	2022	$5,899,267	$49,704
			$(1,926)
			$(47,778)

Emerging Markets Portfolio	2021	$3,039,694	$18,644
			$(1,099)
			$(17,545)
	2022	$5,868,432	$18,869
			$(1,926)
			$(16,943)

Overlay A	2021	$3,075,464	$54,414
			$—
			$(54,414)
	2022	$5,901,172	$51,609
			$—
			$(51,609)

Tax-Aware Overlay A	2021	$3,075,426	$54,376
			$—
			$(54,376)
	2022	$5,901,174	$51,611
			$—
			$(51,611)

Overlay B	2021	$3,073,020	$51,970
			$—
			$(51,970)
	2022	$5,899,249	$49,686
			$—
			$(49,686)

Tax-Aware Overlay B	2021	$3,072,458	$51,408
			$—
			$(51,408)
	2022	$5,900,152	$50,589
			$—
			$(50,589)

Tax-Aware Overlay C	2021	$3,072,182	$51,132
			$—
			$(51,132)
	2022	$5,899,928	$50,365
			$—
			$(50,365)

Tax-Aware Overlay N	2021	$3,072,458	$51,408
			$—
			$(51,408)
	2022	$5,900,150	$50,587
			$—
			$(50,587)

(h) The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund’s independent registered public accounting firm to the Adviser and Service Affiliates is compatible with maintaining the auditor’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6. INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 13. EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

12 (a) (1)	Code of Ethics that is subject to the disclosure of Item 2 hereof

12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): Sanford C. Bernstein Fund, Inc.

By:	/s/ Beata Kirr
Beata Kirr
President

Date: November 29, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Beata Kirr
Beata Kirr
President

Date: November 29, 2022

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date: November 29, 2022